OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206

(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 9/30/10

Item 1 — Reports to Shareholders

2010 ANNUAL REPORT

Janus Alternative Funds

Janus Global Real Estate Fund
Janus Long/Short Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing in Janus. As we write this letter at the close of the third quarter, the stock market has just posted its best September since 1939. Skeptics who think the economy is heading for a double-dip recession may call it a case of irrational exuberance. But we think that these “double dippers” underestimated the resiliency of corporate America. U.S. economic growth of around 2% over the next 15 months would not be terrific, but it doesn’t point to a collapsing economy. U.S. corporate profits and finances are in remarkably good shape, bolstered by unprecedented cost cuts, rising cash flows and balance sheets that are much healthier than a few years ago.

Of course, we understand that economic challenges remain. While the U.S. recession officially ended in June 2009, it hasn’t felt that way for millions of Americans. Nearly 15 million people remain out of work, and the economy isn’t generating enough jobs to significantly slash the unemployment rate. The new health care law, changes in tax policy and financial regulations are all weighing heavily on corporate confidence. The modest recoveries in retail sales and the housing market, meanwhile, leave economic growth below where it was a few years ago.

Despite these headwinds, we see opportunities in individual securities, and we’re confident that evaluating companies on their fundamentals is the way to prevail in this uncertain era. For investors with a long horizon, we suggest taking a balanced approach, holding a range of equities and fixed-income assets for the best potential risk-adjusted returns. Patience isn’t easy, but it can be rewarding.

Equities Have Room to Run

Even after the recent rally, stock valuations are compelling. Many large-cap U.S. stocks are trading at price-earnings multiples that are below average, especially when considered in the context of today’s low interest rates. Free cash flows are rising, indicating that companies are finding ways to grow in this environment. And dividends are back in vogue. More than 175 companies in the S&P 500® Index have initiated or raised dividends this year while only three have lowered or eliminated distributions. We believe that dividends are likely to provide a meaningful portion of the total expected returns from equities in the future and we like the financial discipline they impose upon corporate managers.

Foreign markets are providing significant new growth areas too. Rising household incomes in China, Eastern Europe and Latin America are boosting demand for imported goods. China may be putting the brakes on its economy, but its gross domestic product still soared 9.6% late in the period. In Europe, Germany continues to surprise on the upside, with the manufacturing and services purchasing indexes rising in October ahead of consensus forecasts.

Granted, high unemployment and a weak housing market are hindering a broad recovery. But stocks may not need a raging economy to move higher at this stage. Non-financial U.S. firms are sitting on more than $1.8 trillion in cash – money that may accelerate dividends, share buybacks, acquisitions or business investment, fueling higher stock prices. Consumer spending appears resilient for “affordable luxury” goods. And we’re seeing merger-and-acquisition activity pick up, a sign of improving investor sentiment. We can’t say when, but we believe the markets will eventually start to appreciate the value of fundamentally solid firms.

Finding Values in Bonds

Flows into fixed-income funds have surged by over $220 billion this year through September, prompting media buzz of a “bond bubble,” particularly at the short end of the Treasury curve, where yields have been flattening and are near record lows. Certain areas of the market have lost some luster in our view. However, we disagree with the notion of an across-the-board bond bubble. Low inflation data is supportive of current yields. And we continue to see value in investment grade and high-yield corporate credits, along with some foreign corporate bonds. High-yield bonds may also continue to benefit from investor demand for income in this low-rate climate.

Naturally, we’re always on the lookout for changes in expectations for inflation. Recent data points have been

Janus Alternative Funds | 1

Continued

disinflationary, and we expect inflation to trend between 1.0-1.5% over the next 12 months. But we remain concerned that inflation could ramp up quickly as the economy returns to a more normal footing, eventually leading to rate hikes and price pressure across the yield curve.

We’re closely monitoring the Federal Reserve’s (Fed) actions too. The Fed’s program to buy $600 billion in Treasuries (on top of existing asset purchases) is likely to stimulate the economy on the margin and be an uplifting force for “risk assets” like stocks and high-yield bonds. Yet pumping $110 billion a month into the system – essentially by printing money – comes with a tremendous amount of skepticism. The Fed runs the very real risk of creating new asset bubbles, sparking runaway inflation and further devaluing the dollar. It’s a risk we’re monitoring closely.

Looking Ahead

For investors, one issue now is whether to buy stocks and bonds through a passively managed index strategy or go with an active approach. Buying an index fund may certainly look appealing from a risk perspective. But the major indexes may prove to be a poor tool for risk management and preservation of capital, saddling investors with large stakes in companies that may have deteriorating fundamentals. This approach may be risky in such an uncertain and volatile climate, and some of the best opportunities may not be the companies that dominate an index. More than ever, we believe it’s critical to dig deep and evaluate companies on their fundamentals – cash flows, balance sheets, capital structures and credit strategies – in order to determine potential returns. In our view, it’s the only way to discover companies that will ultimately reward you, our shareholders.

Thanks again for your trust and confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

See important disclosures on the next page.

2 | SEPTEMBER 30, 2010

Co-Chief Investment Officers’ Market Perspective (unaudited)

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/info. Read it carefully before you invest or send money.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

The opinions are those of the authors as of September 30, 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

All current and potential future holdings are subject to inherent risks that individuals would need to consider before investing.

There is no assurance that the investment process will consistently lead to successful investing.

For comparative purposes, benchmark “since inception” returns are as of September 30, 2000 or the Fund’s inception date if less than ten years.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (11/10)

Janus Alternative Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was September 30, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2010 to September 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

4 | SEPTEMBER 30, 2010

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Alternative Funds | 5

Janus Global Real Estate Fund (unaudited)

Fund Snapshot
We believe global real estate investments can be a long-term source of wealth creation through attractive current income and substantial capital appreciation over time. We use intensive fundamental research in an effort to uncover companies with prime assets in strategic locations that practice disciplined capital allocation and show a clear ability to create value.
Patrick Brophy portfolio manager

Performance Overview

Janus Global Real Estate Fund’s Class I shares returned 23.97%, while its benchmark, the FTSE/EPRA NAREIT Global Index, returned 18.24% for the 12-month period ended September 30, 2010. The Fund’s former primary benchmark, the FTSE EPRA/NAREIT Developed Index, returned 18.41%.

Market Environment

In last year’s letter, we described 2009 as “tumultuous,” a “roller-coaster” and “not a year for the faint of heart.” We also discussed lessons learned on issues ranging from the use of leverage to coping with fear in an investment environment where panic had taken hold. Our hope and anticipation then was that 2010 would prove a more “normal” year, marked by clear progress toward a sustainable global recovery and equity markets that once again traded on fundamentals. No such luck. In fact, even though there was certainly less volatility over the 12-month period, we feel as though we’re exiting the year in a thickening macroeconomic haze with perhaps even more uncertainty surrounding the global economy. This likely means more macro-driven markets.

Much of the macro debate continues to center on the policy responses to a lackluster and increasingly tenuous recovery, at least in the developed markets. And a big part of the problem, as we see it, has been the lack of coordination among developed-market governments/central banks, which often appear to be competing more than cooperating. Take, for example, the consensus view at period end that November 2010 will bring another round of quantitative easing in the U.S. This, not surprisingly, has led to steep declines in the U.S. dollar, which has roiled currency markets and sparked a first bout of government intervention from Japan and Brazil – not exactly a confidence-inspiring result for global markets. The only thing that has become abundantly clear to us from this latest episode is that not every country can have the cheapest currency and rely on an export-driven recovery.

But the biggest gap appears to be emerging in the varying reactions and approaches to sovereign debts and structural deficits. On one side, there are countries, most notably the U.K., where austerity measures have been introduced and there at least seems to be sufficient political and/or public will to implement change. On the other side are countries like the U.S., where the focus remains on improving the present, and postponing for as long as possible any economic hardship or sacrifice. Certainly, there are those, including several highly regarded economists, who sanction this latter approach, arguing both that all efforts for now should concentrate on stimulus and aggressively countering any potential deflationary pressures, and that the mounting public debt and stretched federal balance sheet can be addressed later. This sounds a bit like whistling past the graveyard to us.

The last major market issue we want to address is our bifurcated investment world, or emerging vs. developed markets. Put simply, the economic storm clouds hovering over the developed markets are largely absent in most emerging markets. In fact, in the three emerging markets where we’re most active – China, Brazil and India – the economic backdrop is quite constructive. No doubt, strong gross domestic product (GDP) growth, a rising consumer class, and healthy sovereign balance sheets are catalysts for a more attractive investment environment. This is not to say that these markets don’t have issues and potentially significant risks, or that they can operate in a vacuum; nor is it to imply that they can enjoy continued success if the developed world falls back into recession. But for now, we consider them to be the bright lights of our investment universe, and the macroeconomic contrasts to their developed counterparts could not be starker in our opinion.

Global Real Estate Overview

Global real estate outperformed the broader market in the 12-month period. We believe the bulk of the strong returns can be chalked up to the oversold conditions (attractive valuations) that existed at the start of the year.

6 | SEPTEMBER 30, 2010

(unaudited)

But we also believe that to some degree the period marked a return by commercial real estate to its more traditional role in listed markets, which we view as a less volatile, somewhat uncorrelated asset class, with more port-in-the-storm than high-flying growth characteristics. Facilitating this return was the continued improvement in corporate balance sheets driven by a concerted move to more conservative debt levels. This de-leveraging process has been painful for the sector, but our hope is that management teams have learned their lesson on the perils excessive debt so that the next time a financial tsunami hits – and we’re quite certain there will be a next time – these companies should be better positioned to enjoy the value backstop that properly financed commercial real estate should provide.

Within the index, the U.S. and Canada were the best performers of the major developed markets. Hong Kong was also strong, while Japan and Europe, with the exception of Sweden and Switzerland, lagged. Pacing the U.S. was the multi-family sector, which continued to benefit from the “unbundling” effect as renters grew more comfortable with their job/financial prospects, almost no new supply was added, and the for-sale housing market was plagued by ongoing distress and uncertainty. Hong Kong landlords outperformed, as absorption and rents turned positive.

Of the emerging markets, Brazil was the standout. Its shopping center owners benefited from the solid growth in retail sales, a byproduct of the rising consumer class; and its homebuilders continued to execute well in our opinion, taking advantage of strong secular demand trends and extensive government-sponsored efforts to promote homeownership. India, on the other hand, was one of only a few geographies in the global index to finish the period in negative territory. Of the markets where the Fund is invested, India’s is the most nascent, and we believe many of its real estate management teams – several of which we view as among the most entrepreneurial we’ve encountered globally – are still learning to navigate the complexities of the public markets.

Strategy Overview

As in 2009, the Fund maintained a defensive posture with a strong focus on current income. Approximately two-thirds of its outperformance relative to the benchmark resulted from geographic allocation; the other third came from stock selection. Currency weightings and cash balances both subtracted from returns.

In regards to geography, our most beneficial investment decision was to maintain a sizable overweight position in the U.S.; the Fund averaged a 56% position, significantly higher than the 36% weighting in the Index. The strategy here – consistent with our thinking last year – was based on the following rationale: 1) reasonable valuations for U.S. real estate investment trusts (REITs); 2) a negatively biased macro outlook for the global economy, resulting in a view that there would be a continued “de-risking” of portfolios and a flight to quality, both of which typically favor the U.S.; 3) attractive yields of U.S. REITs on a relative basis, supporting a “paid-to-wait” thesis; and 4) the ability to gain significant international exposure through buy-rated U.S. equities. Given the significant overweight and the outperformance, it’s not surprising that seven of the top ten contributors were U.S. holdings.

While the U.S. accounted for nearly half of the upside from geographic allocation, a sizeable portion also came from one other overweight, Canada; two underweight positions, Australia and Japan; and a well-timed entry into India.

In terms of stock picking, our best results were generated in the U.S.; additional markets where we outperformed included the U.K., Brazil, China and Hong Kong. With the U.K., the solid results came more from our research and analyses leading us to select a good entry point, while the outperformance in Brazil and Hong Kong was almost all due to company selection (strong, bottom-up research). Similarly, the bulk of the upside from China resulted from stock picking.

On the negative side, we did a poor job of managing our currency exposures. Our biggest problem was too many U.S. dollars, as the greenback proved not-so-mighty, particularly in the last quarter. Further compounding the problem was our failure to anticipate strengthening in the euro and the yen; not only did we not anticipate strengthening, but we also thought that both currencies might actually weaken, even in the face of widely publicized policies espousing further easing in the U.S. Our other failure in this arena was not hedging the Fund’s lack of exposure to the Australian dollar. While the underweighting of Australia turned out to be the right strategy with regard to equity returns, currency losses wiped out a big portion of the outperformance. This one we should have gotten right, as we’re firm believers in the relative strength of commodity-led sovereigns, particularly those like Australia that are tied to China’s growth. Moreover, in hindsight, the rate increases in Australia were well telegraphed.

Our poor execution in the lodging sector was another significant negative. Not only did we have bad timing in re-entering the sector, but we also had subpar stock picking

Janus Alternative Funds | 7

Janus Global Real Estate Fund (unaudited)

once we began adding positions. Hotel stocks staged a formidable rally during the year, with many posting gains in excess of 40%. Unconvinced of the strength of both the sector and the broader economy, we mostly avoided the space and largely missed out on the move. Worse still, the few buys we did make turned out to be substantial underperformers, and all three of the Fund’s lodging holdings ended up hurting returns for the period.

Lastly, on strategy, we want to once again emphasize our focus on dividends. Current income has always been a key tenant of our investment philosophy, as we think it should be for any real estate strategy. A look back at the performance of listed real estate in developed markets over longer periods of time suggests that current income (dividends) should account for a substantial percentage of the total return from stabilized commercial real estate. Almost all of the Fund’s holdings pay a dividend, and how companies think about and execute on returning capital to shareholders is a critical component of our investment analysis/process.

Coming out of the financial crisis and what proved for many to be a lost decade in the equity markets, there seems to be more investor interest in dividends and yield. This added attention is likely to continue to gain momentum the longer we languish in what is effectively a zero-interest-rate environment. Accordingly, we believe dividend-paying stocks, including most real estate equities, should be a beneficiary of this trend, and we hope our long-standing commitment to current income boosts returns for our shareholders.

Derivatives

In order to capitalize on the volatility in the U.S. REIT sector, the Fund traded options during the period. We periodically sold short-duration, out-of-the-money put and call options in liquid, well-understood names, most core holdings of the Fund. The rationale behind this strategy was to generate additional income for shareholders while limiting risks to potentially having to buy or sell shares at what we viewed as attractive entry/exit prices. It’s anticipated that there will be additional opportunities to use this options strategy, although it’s difficult to imagine another stretch with the kind of elevated volatility that made selling options such a lucrative endeavor. Beyond this straight-forward, conservative approach, we don’t envision the Fund engaging in derivatives trading. The clear focus will remain on acquiring the best real estate equities across global markets at attractive prices. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

Our outlook is for more volatility and more macro-driven markets. Hardly ideal for research-intensive, bottom-up stock pickers like us, but it reminds us of why we’re so partial to real estate, or more specifically commercial real estate. For one, it’s a relatively inefficient asset class when it comes to valuation, meaning there are almost always opportunities. Secondly, because “all real estate is local,” there are usually markets bucking the trend, and having a global mandate allows us to be sufficiently nimble to go to where we are finding suitable opportunities, and, equally important, steer clear of markets that are stretched or headed for a bad stage in the cycle. And finally, we believe well-managed, conservatively financed, strategically located hard assets with contractual cash flows (often inflation-indexed) are excellent vehicles for wealth preservation, especially in uncertain times.

We suspect that we will continue to confront a bifurcated investment universe, punctuated by ongoing de-leveraging, a muted recovery and limited growth prospects in the developed world; and a wide range of development and acquisition opportunities in fast-growing emerging markets. But no matter the geography, we will stick to the key tenants of our long-established investment philosophy: focused businesses, disciplined allocation of capital, compelling valuation, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development/re-development expertise, and quality management.

Thank you for your continued investment in Janus Global Real Estate Fund.

8 | SEPTEMBER 30, 2010

(unaudited)

Janus Global Real Estate Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Apple, Inc.	1.60%
Jones Lang LaSalle, Inc.	1.40%
Hang Lung Properties, Ltd.	1.37%
Digital Realty Trust, Inc.	0.84%
Alexandria Real Estate Equities, Inc.	0.82%

5 Bottom Performers – Equity Holdings

Contribution

Chatham Lodging Trust	–0.31%
FelCor Lodging Trust, Inc.	–0.29%
China Resources Land, Ltd.	–0.10%
GAGFAH S.A.	–0.04%
St. Joe Co.	–0.02%

4 Top Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	25.74%	91.39%	97.13%
Consumer Discretionary	1.29%	3.99%	2.45%
Materials	0.32%	1.88%	0.00%
Industrials	0.21%	1.73%	0.36%

4 Bottom Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–0.06%	0.15%	0.01%
Health Care	0.00%	0.00%	0.05%
Utilities	0.05%	0.26%	0.00%
Telecommunication Services	0.17%	0.60%	0.00%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Alternative Funds | 9

Janus Global Real Estate Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Macerich Co. REIT – Regional Malls	2.7%
Hang Lung Properties, Ltd. Real Estate Operating/Development	2.6%
Heath Care REIT, Inc. REIT – Health Care	2.2%
Kilroy Realty Corp. REIT – Office Property	2.1%
Unibail-Rodamco REIT – Diversified	2.1%

11.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 5.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of September 30, 2009

10 | SEPTEMBER 30, 2010

(unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010			per the February 16, 2010 and November 27, 2009 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares
NAV	23.73%	–0.90%	6.22%	1.59%
MOP	16.56%	–2.94%

Janus Global Real Estate Fund – Class C Shares
NAV	22.72%	–1.41%	6.86%	2.34%
CDSC	21.52%	–1.41%

Janus Global Real Estate Fund – Class D Shares(1)	21.97%	–3.91%	5.81%	1.46%

Janus Global Real Estate Fund – Class I Shares	23.97%	–0.70%	5.69%	1.34%

Janus Global Real Estate Fund – Class S Shares	23.32%	–1.05%	6.35%	1.84%

Janus Global Real Estate Fund – Class T Shares	23.86%	–2.68%	6.11%	1.59%

FTSE EPRA/NAREIT Global Index	18.24%	–7.41%

FTSE EPRA/NAREIT Developed Index	18.41%	–7.64%

Lipper Quartile – Class I Shares	1st	1st

Lipper Ranking – based on total return for Global Real Estate Funds	2/94	1/67

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Alternative Funds | 11

Janus Global Real Estate Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class D Shares and Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class D Shares and Class T Shares reflects estimated annualized expenses that the Fund share classes expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (the “JAD predecessor fund”) into corresponding shares of Janus Global Real Estate Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares. The performance shown reflects the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have

12 | SEPTEMBER 30, 2010

(unaudited)

been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Global Real Estate Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective July 1, 2010, Janus Global Real Estate Fund changed its primary benchmark index from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Index, based upon the Fund’s continued investments in emerging markets. The FTSE EPRA/NAREIT Global Index is a recently launched index that has emerging markets exposure. The FTSE EPRA/NAREIT Developed Index is the Fund’s secondary benchmark index.

*	The predecessor Fund’s inception date – November 28, 2007

(1) Closed to new investors.

Janus Alternative Funds | 13

Janus Global Real Estate Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,082.10	$8.25

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,078.60	$12.14

Hypothetical (5% return before expenses)	$1,000.00	$1,013.39	$11.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,085.40	$7.53

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,084.20	$6.84

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,081.00	$9.55

Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,083.10	$8.25

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99

†	Expenses are equal to the annualized expense ratio of 1.58% for Class A Shares, 2.33% for Class C Shares, 1.44% for Class D Shares, 1.31% for Class I Shares, 1.83% for Class S Shares and 1.58% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

14 | SEPTEMBER 30, 2010

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2010

Shares and Principal Amounts		Value

Common Stock – 84.8%
Building – Mobile Home and Manufactured Homes – 0.1%
645	Maisons France Confort	$27,041
Building – Residential and Commercial – 0.9%
40,600	MRV Engenharia e Participacoes S.A.	385,432
Building and Construction – Miscellaneous – 0.3%
6,500	Multiplan Empreendimentos Imobiliarios S.A.	137,938
Diversified Operations – 1.8%
68,000	China Merchants Holdings International Co., Ltd.	246,807
87,000	Wharf Holdings, Ltd.	559,577
		806,384
Electric – Distribution – 0.9%
315,827	Spark Infrastructure Group	337,232
90,237	Spark Infrastructure Group (144A)	87,196
		424,428
Electric – Transmission – 0%
108	Brookfield Infrastructure Partners L.P.	2,095
Energy – Alternate Sources – 0%
12,676	Hong Kong Energy Holdings Ltd.*	1,013
Forestry – 1.7%
2,680	Deltic Timber Corp.	120,064
3,960	Plum Creek Timber Co., Inc.	139,788
31,210	Sino-Forest Corp.*	520,066
		779,918
Hotels and Motels – 0.1%
3,200	Orient-Express Hotel, Ltd. – Class A*	35,680
Pipelines – 0.1%
6,192	APA Group	24,268
Real Estate Management/Services – 6.4%
8,330	Castellum A.B.	110,907
18,075	CB Richard Ellis Group, Inc. – Class A*	330,411
1,341	Deutsche Euroshop A.G.	47,453
19,965	E-House China Holdings, Ltd. (ADR)	376,740
20,502	First Capital Realty, Inc.	308,945
6,370	Jones Lang LaSalle, Inc.	549,540
2,700	LPS Brasil Consultoria de Imoveis S.A.	48,599
39,775	Meinl European Land, Ltd.	221,138
43,000	Mitsubishi Estate Co., Ltd.	701,262
331	Orco Property Group*	3,395
77,856	Songbird Estates PLC*	184,757
		2,883,147
Real Estate Operating/Development – 16.3%
4,365	Ablon Group*	3,977
21,000	BR Properties S.A.	202,341
31,665	Brookefield Asset Management, Inc. – Class A (U.S. Shares)**	898,335
282,500	CapitaLand, Ltd.	871,761
110,725	China Resources Land, Ltd.	225,213
47,600	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	359,877
11,843	DB Realty Ltd.*	107,214
7,598	Forestar Group, Inc.*	129,546
40,921	GAGFAH S.A.	325,442
245,000	Hang Lung Properties, Ltd.	1,194,892
725,395	HKC Holdings, Ltd.*	45,347
15,000	Hysan Development Co., Ltd.	53,651
93,129	Indiabulls Real Estate, Ltd.*	354,785
24,000	Mitsui Fudosan Co., Ltd.	404,914
132,000	New World Development, Ltd.	265,431
8,000	PDG Realty S.A. Empreendimentos e Participacoes	95,289
20,300	PDG Realty S.A. Empreendimentos e Participacoes	241,435
68,584	Phoenix Mills, Ltd.	347,388
724,000	Powerlong Real Estate Holdings, Ltd.	202,607
2,312,000	Renhe Commercial Holdings Co., Ltd.	432,102
9,970	St. Joe Co.*	247,954
22,000	Sun Hung Kai Properties, Ltd.	377,429
		7,386,930
REIT – Apartments – 6.3%
25,255	American Campus Communities**	768,762
29,500	Associated Estates Realty Corp.	412,410
1,430	Boardwalk Real Estate Investment Trust	65,341
5,980	BRE Properties, Inc. – Class A	248,170
2,990	Camden Property Trust	143,430
22,000	Canadian Apartment Properties Real Estate Investment Trust	363,601
1,200	Essex Property Trust, Inc.	131,328
6,415	Home Properties, Inc.	339,354
18,900	UDR, Inc.	399,168
		2,871,564
REIT – Diversified – 15.3%
5,260	CapLease, Inc.	29,403
18,880	Coresite Realty Corp.*	309,443
1,003	Corio N.V.	68,601
2,262	Corio N.V. (144A)	154,712
64,636	Dexus Property Group	53,403
9,990	Digital Realty Trust, Inc.	616,383
56,045	Duke Realty Corp.	649,562
8,440	DuPont Fabros Technology, Inc.	212,266
7,620	Entertainment Properties Trust	329,032
8,275	Eurocommercial Properties N.V.	383,953
15,776	Goodman Group	9,833
34,088	Land Securities Group PLC	342,507
56,355	Lexington Realty Trust	403,502
13,735	Liberty Property Trust	438,147
245,000	Mapletree Logistics Trust	162,265
1,033,000	Mapletree Logistics Trust (144A)	684,161
31,000	Morguard Real Estate Trust Unit	414,398
36,660	Segro PLC	157,461
14,860	Shaftesbury PLC	101,173
4,204	Unibail-Rodamco	934,673
4,172	Vornado Realty Trust	356,831
11,000	Winthrop Realty Trust	135,960
		6,947,669
REIT – Health Care – 5.0%
19,655	HCP, Inc.	707,187
21,275	Heath Care REIT, Inc.**	1,007,159
14,040	Omega Healthcare Investors, Inc.	315,198
4,820	Ventas, Inc.	248,567
		2,278,111
REIT – Hotels – 2.6%
34,415	Chatham Lodging Trust	640,463
75,265	FelCor Lodging Trust, Inc.*	346,219

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 15

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2010

Shares and Principal Amounts		Value

REIT – Hotels – (continued)
8,630	Hospitality Properties Trust	$192,708
545	LaSalle Hotel Properties	12,748
		1,192,138
REIT – Mortgage – 2.7%
25,930	Annaly Mortgage Management, Inc.	456,368
57,995	Cypress Sharpridge Investments, Inc.	774,233
3,452	Gramercy Capital Corp.*	4,798
340	JER Investors Trust, Inc.*	41
640	Resource Capital Corp.	4,064
		1,239,504
REIT – Office Property – 7.6%
12,570	Alexandria Real Estate Equities, Inc.	879,900
6,255	Boston Properties, Inc.	519,916
6,220	Douglas Emmett, Inc.	108,912
75,356	Great Portland Estates PLC	404,209
3,685	Highwoods Properties, Inc.	119,652
28,855	Kilroy Realty Corp.	956,254
19,649	Piedmont Office Realty Trust, Inc.	371,563
20	Tokyu REIT, Inc.	105,203
		3,465,609
REIT – Regional Malls – 4.4%
17,130	CBL & Associates Properties, Inc.	223,718
1,850	Feldman Mall Properties, Inc.*	83
8,515	General Growth Properties, Inc.	132,834
28,216	Macerich Co.**	1,211,877
4,432	Simon Property Group, Inc.	411,024
		1,979,536
REIT – Shopping Centers – 6.3%
20,199	Acadia Realty Trust	383,781
5,100	Equity One, Inc.	86,088
4,100	Federal Realty Investment Trust	334,806
24,783	Kimco Realty Corp.	390,332
15,745	Kite Realty Group Trust	69,908
40,000	Link REIT	118,477
5,145	Regency Centers Corp.	203,073
3,900	Tangar Factory Outlet Center	183,846
18,800	Weingarten Realty Investors	410,216
58,948	Westfield Group	698,367
		2,878,894
REIT – Single Tenant – 0.5%
6,630	Realty Income Corp.	223,564
REIT – Storage – 1.1%
6,765	Extra Space Storage, Inc.	108,511
1,000	Public Storage	97,040
7,215	Sovran Self Storage, Inc.	273,448
		478,999
REIT – Warehouse/Industrial – 2.6%
4,455	AMB Property Corp.	117,924
14,545	First Potomac Realty Trust	218,175
69,952	ProLogis**	824,034
		1,160,133
Resorts and Theme Parks – 0.7%
8,825	Vail Resorts, Inc.*	331,114
Retail – Restaurants – 0.4%
7,590	Whitbread PLC	193,914
Transportation – Marine – 0.2%
2,980	Alexander & Baldwin, Inc.	103,823
Wireless Equipment – 0.5%
5,200	Crown Castle International Corp.*	229,580

Total Common Stock (cost $32,363,631)		38,468,426

Corporate Bond – 0.1%
REIT – Warehouse/Industrial – 0.1%
$50,000	ProLogis, 2.2500%, 4/1/37 (cost $25,661)	48,375

Preferred Stock – 1.9%
REIT – Office Property – 0.7%
4,000	Kilroy Realty Corp.	100,000
8,000	SL Green Realty Corp.	200,400
		300,400
REIT – Regional Malls – 1.2%
10,200	CBL & Associates Properties, Inc.	243,168
13,000	Glimcher Realty Trust	317,850
		561,018

Total Preferred Stock (cost $764,625)		861,418

Warrants – 0%
Energy – Alternate Sources – 0%
65,945	HKC Holdings, Ltd. – expires 6/9/11	425
4,371	Hong Kong Energy Holding – expires 5/13/11	28

Total Warrants (cost $0)		453

Money Market – 13.3%
6,048,226	Janus Cash Liquidity Fund LLC, 0% (cost $6,048,226)	6,048,226

Total Investments (total cost $39,202,143) – 100.1%		45,426,898

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(47,253)

Net Assets – 100%		$45,379,645

See Notes to Schedules of Investments and Financial Statements.

16 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,210,298	2.7%
Bermuda	83,548	0.2%
Brazil	1,470,911	3.2%
Canada	2,570,687	5.7%
Cayman Islands	1,237,702	2.7%
France	961,715	2.1%
Germany	47,453	0.1%
Guernsey	3,976	0.0%
Hong Kong	2,816,266	6.2%
India	809,387	1.8%
Japan	1,211,380	2.7%
Jersey	221,138	0.5%
Luxembourg	328,837	0.7%
Netherlands	607,266	1.3%
Singapore	1,718,186	3.8%
Sweden	110,907	0.2%
United Kingdom	1,384,020	3.1%
United States††	28,633,221	63.0%

Total	$45,426,898	100.0%

††	Includes Cash Equivalents (49.7% excluding Cash Equivalents)

Schedule of Written Options – Calls	Value

Boston Properties, Inc. expires November 2010 6 contracts exercise price $95.00 (premiums received $762)	$(162)

Schedule of Written Options – Puts
ProLogis expires November 2010 222 contracts exercise price $10.00	(4,127)
Simon Property Group, Inc. expires November 2010 90 contracts exercise price $85.00	(16,681)
Vornado Realty Trust expires November 2010 20 contracts exercise price $75.00	(1,869)
Vornado Realty Trust expires November 2010 40 contracts exercise price $75.00	(3,739)

Total Written Options – Puts
(premiums received $35,538)	$(26,416)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 17

Janus Long/Short Fund (unaudited)

Fund Snapshot
We believe that building a portfolio of long positions across the globe and market cap spectrum with short positions used to hedge risk will drive returns over time with dampened volatility. We emphasize absolute return and downside protection by investing in long positions with a focus on dividend paying stocks. Short selling and call overwriting strategies are employed in an effort to hedge risk and increase income, respectively.
David Decker lead co-portfolio manager	Daniel Riff co-portfolio manager

Performance Summary

Thank you for your continued investment in Janus Long/Short Fund. During the 12-month period ending September 30, 2010, the Fund’s Class I Shares returned 8.50%, versus the S&P 500 Index, the Fund’s primary benchmark, which returned 10.16%. The period was marked by a continued uncertain global economic environment, driven by sovereign debt concerns, particularly in the Southern European economies such as Greece and Spain, as well as a U.S. economy whose recovery remains stubbornly slow. As we write, there are signs of recovery, and we would expect to begin to see some employment growth, but given the magnitude of de-levering that continues to take place in the developed markets, we would expect developed market (specifically the U.S. and Western Europe) economic growth to remain relatively low, resulting in continued volatile equity markets. From our perspective, this provides an excellent opportunity to invest and generate strong returns, both on the long and the short side, because strong and weak companies will begin to be recognized for their company-specific fundamentals, both good and bad. We have in fact begun to see this dynamic, which has been an important aspect of the strong returns the Fund has delivered over the last year.

Before we discuss individual companies, we wanted to explain a few changes we have made and continue to make to the construction of the portfolio that we believe will help the Fund generate strong absolute returns with a lower degree of volatility. In fact, you may have already noticed the effect of those changes over the last six months.

When we opened Janus Long/Short Fund four years ago, it was designed to be generally between 40-60% net long in order to generate positive absolute returns over a market cycle, with substantially less volatility than the market. Given the since inception cumulative total return of the Fund of 9.74% vs. the S&P 500’s -1.71% through period end, we did in fact achieve this goal. However, following the market crisis that began in late 2007, the volatility of the market increased substantially and has remained high for the last three years. Furthermore, the market remains highly susceptible to macro fears, which often lead to very significant movements in the market, both up and down. It is our view that this dynamic is likely to persist for some time, which has led us to conclude that the returns of Janus Long/Short Fund were more volatile than we believe they should be for this type of fund. For this reason we have made a few important changes to the Fund that should allow us to continue to generate strong returns (alpha), while minimizing the market volatility (beta) such that the experience as a shareholder (and we are significant shareholders as well), will be a little smoother.

The first change we have made is to reduce the net long position of the portfolio to between 10% and 30%, on average. Essentially this should (and clearly has over the very volatile last few months) take much of the daily volatility out of the Fund. Please note however, there may be days that this isn’t the case. Stocks don’t always react as expected on any given day, but our goal is to continue to provide strong returns with lower volatility.

The second change we made is to increase the use of exchange traded funds (ETFs) on the short side. This is the primary reason we are comfortable reducing the net long position in the portfolio. By adding short ETFs, the objective is to dampen the effect of market and industry volatility, while still isolating the alpha of the individual name we are long. Please note, we are still shorting individual names, we are just adding more market hedges to mitigate the macro volatility around those names.

The third change is not so much a shift as it is an evolution of the strategy. Because we believe that dividend yield will be an increasingly important component of the total return of stocks (actually, they always have been important; the last 30 years or so have been an exception in our view, not a new paradigm), we have increasingly invested our long book in companies that have a strong commitment to returning cash to shareholders through dividends, and you should expect that a large portion of the total return of the Fund will come in the form of

18 | SEPTEMBER 30, 2010

(unaudited)

dividends (please note that the Fund will reinvest these dividends so the shareholder will not expect to see these dividends). The point is simply to explain where the total return of the Fund is coming from.

The last change is also evolutionary. We have always used options to generate cash returns, but again, with the lower level of net long, we can increasingly use options, both calls and puts to generate cash returns. It is important that you understand that the use of these options is to reduce risk, not increase it. Let us give you a couple of examples of how this works.

If we are long a company, we can sell a call option on that company and generate cash up front. In the event the stock does not achieve that level during the timeframe of the option period, the option expires worthless and we keep the option premium, which effectively looks like a dividend yield (in fact we can create a stream of income off the call premium that is as large or larger than the yield the company pays). In the event the stock appreciates through the level (or strike) of the option, we simply keep the return of both the stock to that level, plus the option premium, and walk away. For example, if a stock we owned sold at $22 and the strike price of the option was $25 and the option premium was a $1, the scenarios are as follows: if the stock does not go to $25, the Fund keeps the $1, which provides an immediate 4% annualized return. Furthermore, if the stock goes through $25, we still generate a return of 17.6% (13.6% from $22 to $25, plus the 4% premium). This strategy is called call overwriting, and it is a very effective way of generating absolute returns. We will also sell puts on companies we are willing to own at a lower level. For example, if we would like to own a stock at $20 but it is selling at $22, we can sell a put for say $1 with a strike price of $20. If the stock doesn’t fall to $20, the Fund keeps the $1 (a 5% effective yield). If it does fall to $20, we are effectively buying the stock at $19 ($20 less the $1 premium), and protecting the fund from the 9% decline from $22 to $20.

Our derivative positions contributed to overall performance during the period. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

We are confident that these changes and modifications to the portfolio will help the Fund generate the low volatility absolute returns typical of a long/short fund. Please note, however, this is not a market neutral fund. It does have exposure to the market, but we expect it to be lower than before given the changes to its principal investment strategy mentioned above. We will continue to strive to generate alpha through our stock picking on both the long and short side, as well as capture as much income as we can through dividends and option premiums. We hope you will be pleased with the results of this modification in structure.

What Worked and What did Not

During the period the following were weak performers for the Fund on the long side: Mylan Labs, Assured Guaranty, and St. Joe.

While Mylan, a generic pharmaceutical company, performed poorly during the period, we remain confident in its attractive valuation and opportunity to capitalize on the enormous number of pharmaceuticals becoming generic over the coming years. Assured Guaranty provides guarantee insurance for municipal bonds. Though there is no question that municipalities are feeling the effect of overspending early in the decade and now face reduced tax receipts to service their obligations, our work suggests the market overreacted to the magnitude of the risk. For this reason, we remain comfortable with the position which we believe is substantially undervalued. St. Joe was finally beginning to perform well as the new international airport in Panama City opened in May 2010. Unfortunately, May was also the month of the BP oil spill, which sapped investor confidence. We believe there is tremendous value in St. Joe, but it will have to start making more commercial real estate transactions before that value is likely to be realized.

On the positive side, United Continental Holdings (formerly UAL Corp.), CB Richard Ellis Group, Perrigo, and Indian retailer, Pantaloon Retail India were among the strong performing long positions.

The decision to own United Continental was based on the assumption that the market was pricing the risk of bankruptcy too high. Following the collapse of oil prices, we began to watch for an uptick in corporate travel, by far the most profitable form of travel. With United Continental leading the industry in capacity reduction and pricing for services once offered for free (baggage fees, as an example), we became not only confident that United Continental would avoid bankruptcy, but would in fact be surprisingly profitable. In fact, United Continental will likely earn this year roughly the amount that it shares were trading for just a year ago. CB Richard Ellis Group (CBG) is another company that was being priced for a high probability of bankruptcy. Though commercial real estate will take a long time to recover, transaction volumes, upon which CBG largely depends, have indeed begun to recover. Often times investors will cast aside entire groups of companies if the industry is unfavorable. We believe this

Janus Alternative Funds | 19

Janus Long/Short Fund (unaudited)

was the case with CBG, a high quality company serving a difficult industry. Perrigo is the largest over- the-counter (OTC) generic pharmaceutical company (think generic Motrin). Its value proposition for both retailers (better profitability) and consumers (lower price) has contributed to rapid and increasing market share. We expect that to continue.

Longtime investors of the Fund know that India has always been an important investment theme. Following a recent trip to India, it remains so. Pantaloon is capitalizing on the enormous opportunity for organized retail and continues to execute very well.

On the short side we generated strong returns from for-profit education stocks, Corinthian Colleges and ITT Education Services. Our thesis behind the for-profit education companies was that many of the companies are aggressively recruiting students without providing the education to make the investment worthwhile. The net result is taxpayer subsidized losses, a problem Congress is now carefully scrutinizing. We were also short SolarWorld, a German solar panel manufacturer suffering rapidly declining prices. We also successfully shorted (and remain short) the natural gas ETF, United States Natural Gas Fund, due to our continued belief that the price of natural gas will be flat to down for the foreseeable future.

Conclusion

We expect the equity markets to remain volatile. While the global economy is slowly recovering from the severe financial crisis of 2007, the root cause of that crisis, excessive leverage, has not fully been addressed. For this reason, we expect that the financial markets could be susceptible to periods of severe underperformance. As for Janus Long/Short Fund, we believe the Fund is well positioned to generate absolute returns, even in a period of sub-par equity market returns.

Thank you again for your investment in Janus Long/Short Fund.

20 | SEPTEMBER 30, 2010

(unaudited)

Janus Long/Short Fund At A Glance

5 Top Performers – Holdings

Contribution

UAL Corp.	2.87%
Corinthian Colleges, Inc.	1.33%
SolarWorld A.G.	1.29%
ITT Educational Services, Inc.	1.18%
JSW Steel, Ltd.	0.98%

5 Bottom Performers – Holdings

Contribution

DineEquity, Inc.	–0.80%
Amedisys, Inc.	–0.76%
Assured Guaranty, Ltd.	–0.74%
K+S A.G.	–0.60%
Radian Group, Inc.	–0.48%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	6.30%	12.42%	15.68%
Industrials	4.75%	4.13%	10.45%
Materials	2.27%	8.63%	3.51%
Energy	1.68%	5.88%	11.20%
Utilities	0.81%	4.87%	3.62%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	–0.89%	2.92%	11.42%
Information Technology	–0.36%	5.17%	18.94%
Consumer Discretionary	–0.23%	–10.39%	10.04%
Health Care	–0.15%	8.36%	12.15%
Telecommunication Services	–0.06%	0.30%	2.98%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) or visit janus.com/advisor/mutual-funds.
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Alternative Funds | 21

Janus Long/Short Fund (unaudited)

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

Emerging markets comprised 14.2% of total net assets.

As of September 30, 2009

Emerging markets comprised 18.5% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)
As of September 30, 2010

Emerging markets comprised 1.2% of total net assets.

As of September 30, 2009

Emerging markets comprised 1.2% of total net assets.

22 | SEPTEMBER 30, 2010

(unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010			per the February 16, 2010 and November 27, 2009 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Long/Short Fund – Class A Shares
NAV	8.13%	1.93%	4.06%	4.06%
MOP	1.94%	0.49%

Janus Long/Short Fund – Class C Shares
NAV	7.83%	1.30%	4.81%	4.81%
CDSC	6.75%	1.30%

Janus Long/Short Fund – Class I Shares	8.50%	2.26%	3.75%	3.75%

Janus Long/Short Fund – Class R Shares	7.76%	0.20%	4.51%	4.51%

Janus Long/Short Fund – Class S Shares	8.14%	1.83%	4.22%	4.22%

Janus Long/Short Fund – Class T Shares	8.27%	2.26%	3.97%	3.97%

S&P 500® Index	10.16%	–0.41%

London Interbank Offered Rate (LIBOR)	0.34%	2.56%

Lipper Quartile – Class I Shares	1st	2nd

Lipper Ranking – based on total return for Long/Short Equity Funds	22/120	12/34

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Alternative Funds | 23

Janus Long/Short Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The fees and expenses shown for all share classes except Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class T Shares reflects estimated annualized expenses that the Fund share class expects to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, real estate investment trusts (“REITs”), initial public offerings, derivatives, and short sales. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund held approximately 12.7% of its total investments (long positions) in Indian securities as of September 30, 2010 and the Fund may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Long/Short Fund (the “JAD predecessor fund”) into corresponding shares of Janus Long/Short Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Long/Short Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual

24 | SEPTEMBER 30, 2010

(unaudited)

funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – August 1, 2006

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,034.40	$18.61

Hypothetical (5% return before expenses)	$1,000.00	$1,006.77	$18.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,034.10	$18.61

Hypothetical (5% return before expenses)	$1,000.00	$1,006.77	$18.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,034.20	$18.20

Hypothetical (5% return before expenses)	$1,000.00	$1,007.17	$17.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,032.50	$20.94

Hypothetical (5% return before expenses)	$1,000.00	$1,004.46	$20.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,034.10	$19.43

Hypothetical (5% return before expenses)	$1,000.00	$1,005.97	$19.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,035.20	$18.32

Hypothetical (5% return before expenses)	$1,000.00	$1,007.07	$18.06

†	Expenses are equal to the annualized expense ratio of 3.65% for Class A Shares, 3.65% for Class C Shares, 3.57% for Class I Shares, 4.11% for Class R Shares, 3.81% for Class S Shares and 3.59% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Alternative Funds | 25

Janus Long/Short Fund

Schedule of Investments

As of September 30, 2010

Shares/Principal/Contract Amounts		Value

Common Stock± – 92.8%
Aerospace and Defense – Equipment – 0.2%
2,915	United Technologies Corp.	$207,636
Airlines – 2.7%
113,109	UAL Corp.	2,672,766
Applications Software – 1.3%
52,625	Microsoft Corp.	1,288,786
Beverages – Wine and Spirits – 1.0%
60,206	Diageo PLC	1,037,333
Brewery – 1.0%
17,757	Anheuser-Busch InBev N.V.	1,043,111
359,335	Anheuser-Busch InBev N.V. – VVPR Strip*	1,469
		1,044,580
Cable/Satellite TV – 1.2%
61,000	DISH Network Corp. – Class A*	1,168,760
Cellular Telecommunications – 1.4%
55,730	Vodafone Group PLC	1,382,661
Coal – 0.2%
4,675	Peabody Energy Corp.	229,122
Commercial Banks – 1.8%
34,649	Banco Bilbao Vizcaya Argentaria S.A.	469,187
19,440	ICICI Bank, Ltd. (ADR)	969,084
47,570	Yes Bank, Ltd.	370,218
		1,808,489
Commercial Services – Finance – 0.8%
29,065	Paychex, Inc.	798,997
Computer Services – 0.9%
6,600	International Business Machines Corp.	885,324
Consumer Products – Miscellaneous – 0.3%
120,735	Marico, Ltd.	342,265
Diversified Operations – 0.4%
11,515	Tyco International, Ltd. (U.S. Shares)	422,946
E-Commerce/Services – 1.2%
48,025	eBay, Inc.*	1,171,810
Electric – Generation – 1.6%
329,132	NTPC, Ltd.	1,590,055
Electric – Integrated – 1.8%
110,452	Enel S.P.A.	589,563
45,999	Fortum Oyj	1,204,747
		1,794,310
Electric – Transmission – 0.7%
292,864	Power Grid Corp. of India, Ltd.	693,804
Electronic Components – Semiconductors – 0.3%
16,725	Intel Corp.	321,622
Finance – Consumer Loans – 0.3%
63,460	African Bank Investments, Ltd.	326,690
Finance – Credit Card – 0.1%
2,310	American Express Co.	97,089
Financial Guarantee Insurance – 2.3%
114,173	Assured Guaranty, Ltd.	1,953,500
47,234	Radian Group, Inc.	369,370
		2,322,870
Food – Miscellaneous/Diversified – 2.0%
20,425	General Mills, Inc.	746,330
23,709	Nestle S.A.	1,263,921
		2,010,251
Food – Retail – 0.4%
63,085	Tesco PLC	420,342
Forestry – 2.2%
27,200	Plum Creek Timber Co., Inc.	960,160
35,905	Potlatch Corp.	1,220,770
		2,180,930
Gold Mining – 3.9%
63,140	Newmont Mining Corp.	3,965,823
Life and Health Insurance – 0.6%
63,284	Prudential PLC	633,311
Medical – Biomedical and Genetic – 0.4%
6,105	Genzyme Corp.*	432,173
Medical – Drugs – 13.1%
23,230	Abbott Laboratories	1,213,535
17,750	AstraZeneca PLC (ADR)	899,925
119,290	Bristol-Myers Squibb Co.	3,233,952
64,780	Forest Laboratories, Inc.*	2,003,645
30,355	GlaxoSmithKline PLC	598,783
29,325	GlaxoSmithKline PLC (ADR)	1,158,924
16,873	Merck & Co., Inc.	621,095
27,710	Novartis A.G.	1,598,036
112,655	Pfizer, Inc.	1,934,286
		13,262,181
Medical – Generic Drugs – 3.2%
113,300	Mylan, Inc.*	2,131,173
17,520	Perrigo Co.	1,125,134
		3,256,307
Medical Instruments – 0.5%
15,630	Medtronic, Inc.	524,855
Medical Products – 0.3%
5,040	Johnson & Johnson	312,278
Metal Processors and Fabricators – 2.7%
124,871	AIA Engineering, Ltd.	1,110,962
196,769	Bharat Forge, Ltd.	1,580,573
		2,691,535
Multi-Line Insurance – 0.5%
17,840	Cincinnati Financial Corp.	514,684
Multimedia – 0.6%
18,555	Walt Disney Co.	614,356
Office Automation and Equipment – 2.0%
47,935	Pitney Bowes, Inc.	1,024,850
95,225	Xerox Corp.	985,579
		2,010,429
Oil Companies – Exploration and Production – 0.9%
11,795	Occidental Petroleum Corp.	923,549
Pharmacy Services – 0.6%
12,715	Express Scripts, Inc. – Class A*	619,221

See Notes to Schedules of Investments and Financial Statements.

26 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares/Principal/Contract Amounts		Value

Pipelines – 5.6%
35,967	Kinder Morgan Management LLC*	$2,167,012
54,805	Plains All American Pipeline L.P.	3,447,782
		5,614,794
Real Estate Management/Services – 1.0%
57,285	CB Richard Ellis Group, Inc. – Class A*	1,047,170
8,084	Future Mall Management, Ltd.	0
		1,047,170
Real Estate Operating/Development – 4.3%
119,772	DB Realty, Ltd.*	1,084,287
335,000	Hang Lung Properties, Ltd.	1,633,834
65,048	St. Joe Co.*	1,617,744
		4,335,865
REIT – Mortgage – 0.1%
56,140	Gramercy Capital Corp.*	78,035
REIT – Warehouse/Industrial – 1.2%
100,761	ProLogis	1,186,965
Resorts and Theme Parks – 0%
450	Vail Resorts, Inc.*	16,884
Retail – Apparel and Shoe – 0.6%
34,715	Gap, Inc.	647,088
Retail – Drug Store – 1.2%
34,855	Walgreen Co.	1,167,643
Retail – Major Department Stores – 1.4%
121,521	Pantaloon Retail India, Ltd.	1,308,082
9,792	Pantaloon Retail India, Ltd. – Class B	82,078
		1,390,160
Retail – Propane Distribution – 1.8%
34,010	Suburban Propane Partners L.P.	1,851,164
Retail – Restaurants – 0.2%
2,793	McDonald’s Corp.	208,106
Semiconductor Components/Integrated Circuits – 1.2%
123,740	Taiwan Semiconductor Manufacturing Co., Ltd.	1,254,724
Steel – Producers – 4.6%
9,470	ArcelorMittal	312,321
86,040	Jindal Steel & Power, Ltd.	1,355,004
77,306	JSW Steel, Ltd.	2,291,121
17,975	Nucor Corp.	686,645
		4,645,091
Telecommunication Services – 0.5%
542,750	Cable and Wireless Communications PLC	484,161
Telephone – Integrated – 3.3%
48,364	Freenet A.G.	568,636
1,773,572	Telecom Italia S.P.A.	2,475,373
12,720	Telefonica S.A.	315,522
		3,359,531
Tobacco – 2.9%
19,216	British American Tobacco PLC	717,847
38,990	Philip Morris International, Inc.	2,184,220
		2,902,067
Transportation – Railroad – 2.3%
29,080	CSX Corp.	1,608,705
11,915	Norfolk Southern Corp.	709,062
		2,317,767
Water – 1.1%
46,645	American Water Works Co., Inc.	1,085,429
Web Portals/Internet Service Providers – 3.1%
347,230	EarthLink, Inc.	3,156,321
Wireless Equipment – 1.0%
121,675	Motorola, Inc.*	1,037,887

Total Common Stock (cost $82,916,664)		93,766,992

Exchange-Traded Funds – 1.4%
Commodity – 0.9%
78,980	Sprott Physical Gold Trust (ETF)*	905,111
Precious Metals – 0.5%
9,900	Market Vectors – Gold Miners (ETF)	553,707

Total Exchange-Traded Funds (cost $1,213,749)		1,458,818

Exchange-Traded Note – 1.0%
Undefined Equity – 1.0%
56,100	iPATH S&P 500 VIX Short-Term Futures (ETN)* (cost $947,630)	969,969

Purchased Options – Calls – 1.1%
61	Delta Air Lines, Inc. expires January 2011 exercise price $12.50	5,535
713	Delta Air Lines, Inc. expires January 2011 exercise price $12.50	64,269
219	Ford Motor Co. expires December 2010 exercise price $13.00	11,002
720	Ford Motor Co. expires December 2010 exercise price $13.00	35,782
1,215	Ford Motor Co. expires December 2010 exercise price $13.00	60,382
263	Genzyme Corp. expires October 2010 exercise price $75.00	4,658
340	Green Mountain Coffee Roasters, Inc. expires November 2010 exercise price $41.00	8,481
29,163,156	Kospi 200 Index expires December 2010 exercise price 254.00 KRW	88,773
1,917	Motorola, Inc. expires January 2011 exercise price $5.00	682,626
1,034	ON Semiconductor Corp. expires January 2011 exercise price $6.00	151,331

Total Purchased Options – Calls (premiums paid $1,001,274)		1,112,839

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 27

Janus Long/Short Fund

Schedule of Investments

As of September 30, 2010

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – 0%
150	F5 Networks, Inc. expires January 2011 exercise price $70.00	$16,500
195	Ross Stores, Inc. expires October 2010 exercise price $50.00	2,892
52	Salesforce.com, Inc. expires October 2010 exercise price $105.00	9,135
118	SPDR Gold Trust. expires October 2010 exercise price $106.00	18

Total Purchased Options – Puts (premiums paid $73,242)		28,545

U.S. Government Agency Note – 3.0%
$3,000,000	Federal Home Loan System, 0%, 10/1/10 (cost $2,999,999)	3,000,000

Total Investments (total cost $89,152,558) – 99.3%		100,337,163

Securities Sold Short – (58.7)%
Common Stock – (10.1)%
Casino Hotels – (0.4)%
34,425	MGM Mirage*	(388,314)
Coffee – (1.9)%
61,265	Green Mountain Coffee Roasters, Inc.*	(1,910,855)
Computers – Memory Devices – (0.6)%
51,885	STEC, Inc.*	(645,968)
Diversified Minerals – (0.6)%
1,472,000	China Rare Holdings, Ltd.*	(615,482)
Electronic Components – Semiconductors – (1.2)%
22,655	Cree, Inc.*	(1,229,940)
Multimedia – (0.8)%
21,600	Thomson Reuters Corp.	(812,257)
Retail – Consumer Electronics – (1.2)%
35,065	Grupo Elektra S.A. de C.V.	(1,229,184)
Schools – (2.1)%
3,795	Apollo Group, Inc. – Class A*	(194,873)
47,885	Career Education Corp.*	(1,028,091)
12,755	ITT Educational Services, Inc.*	(896,294)
		(2,119,258)
Wireless Equipment – (1.3)%
128,250	Nokia OYJ	(1,286,347)

Total Common Stock (proceeds $11,340,149)		(10,237,605)

Exchange-Traded Funds – (48.6)%
Commodity – (1.6)%
151,800	United States Natural Gas Fund L.P. (ETF)*	(935,088)
19,205	United States Oil Fund (ETF)*	(669,102)
		(1,604,190)
Corp/Pref-High Yield – (0.9)%
9,947	iShares iBoxx $ High Yield Corporate Bond (ETF)	(892,146)
Country Fund-China – (1.9)%
35,200	iShares FTSE/Xinhua China 25 Index Fund (ETF)	(1,507,264)
5,335	SPDR S&P China (ETF)	(406,740)
		(1,914,004)
Country Fund-Italy – (1.9)%
112,200	iShares MSCI Italy Index Fund (ETF)	(1,884,960)
Currency – (1.9)%
16,350	CurrencyShares Japanese Yen Trust (ETF)	(1,938,620)
Emerging Market – Equity – (5.1)%
116,047	iShares MSCI Emerging Markets Index (ETF)	(5,195,424)
Financial Services – (4.2)%
191,810	Financial Select Sector SPDR (ETF)	(2,752,474)
29,310	iShares Dow Jones U.S. Financial Sector Index Fund (ETF)	(1,525,879)
		(4,278,353)
Government/Agency – Intermediate Term – (0.4)%
4,565	iShares Barclays 7-10 Year Trust (ETF)	(451,981)
Government/Agency – Long Term – (0.5)%
4,400	iShares Barclays 20+ Year Trust (ETF)	(464,244)
Government/Agency – Short Term – (0.4)%
4,945	iShares Barclays 1-3 Year Trust (ETF)	(417,210)
Growth – Large Cap – (8.7)%
62,285	PowerShares QQQ Trust (ETF)	(3,056,948)
50,195	SPDR S&P 500 Trust (ETF)	(5,728,253)
		(8,785,201)
Health and Biotechnology – (2.0)%
20,745	Health Care Select Sector SPDR Fund (ETF)	(632,308)
56,427	PowerShares Dynamic Healthcare Sector Portfolio (ETF)	(1,401,082)
		(2,033,390)
International Equity – (1.8)%
33,735	iShares MSCI EAFE Index Fund (ETF)	(1,852,726)
Leisure Industry – (3.4)%
88,260	Consumer Discretionary Select Sector SPDR Fund (ETF)	(2,948,767)
26,100	PowerShares Dynamic Leisure and Entertainment Portfolio (ETF)	(422,559)
		(3,371,326)
Sector Fund – Technology – (2.7)%
51,000	Semiconductor HOLDRs Trust (ETF)	(1,412,190)
57,275	Technology Select Sector SPDR Fund (ETF)	(1,318,471)
		(2,730,661)
Undefined Equity – (11.2)%
53,570	Consumer Staples Select Sector SPDR Fund (ETF)	(1,492,996)
27,945	iShares S&P Global Materials Sector Index Fund (ETF)	(1,768,080)
50,980	Materials Select Sector SPDR Trust (ETF)	(1,671,124)
9,900	Retail HOLDRs Trust (ETF)	(977,427)

See Notes to Schedules of Investments and Financial Statements.

28 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares/Principal/Contract Amounts		Value

Undefined Equity – (continued)
128,465	SPDR S&P Retail (ETF)	$(5,368,552)
		(11,278,179)

Total Exchange-Traded Funds (proceeds $48,532,711)		(49,092,615)

Total Securities Sold Short (proceeds $59,872,860) – (58.7)%		(59,330,220)

Cash, Receivables and Other Assets, net of Liabilities – 59.4%		60,033,099

Net Assets – 100%		$101,040,042

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$1,044,580	1.0%
Bermuda	1,953,500	1.9%
Finland	1,204,747	1.2%
Germany	568,636	0.6%
Hong Kong	1,633,834	1.6%
India	12,777,534	12.7%
Italy	3,064,936	3.1%
Luxembourg	312,321	0.3%
South Africa	326,690	0.3%
Spain	784,709	0.8%
Switzerland	3,284,903	3.3%
Taiwan, Province of China	1,254,724	1.3%
United Kingdom	7,333,287	7.3%
United States	64,792,762	64.6%

Total	$100,337,163	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Canada	$(812,257)	1.4%
Cayman Islands	(615,482)	1.0%
Finland	(1,286,347)	2.2%
Mexico	(1,229,184)	2.1%
United States	(55,386,950)	93.3%

Total	$(59,330,220)	100.0%

Financial Futures – Short
106 Contracts	S&P 500® E-mini expires December 2010, principal amount $5,952,260, value $6,024,510 cumulative depreciation	$(72,250)

Schedule of Written Options – Calls	Value

Abbott Laboratories expires November 2010 165 contracts exercise price $52.50	$(15,922)
Abbott Laboratories expires January 2011 67 contracts exercise price $55.00	(4,470)
American Express Co. expires October 2010 35 contracts exercise price $44.00	(963)
Assured Guaranty, Ltd. expires October 2010 380 contracts exercise price $19.00	(5,054)
CB Richard Ellis Group, Inc. – Class A expires October 2010 572 contracts exercise price $19.00	(17,160)
CSX Corp. expires October 2010 55 contracts exercise price $57.50	(2,993)
eBay, Inc. expires October 2010 43 contracts exercise price $22.00	(10,701)
eBay, Inc. expires October 2010 175 contracts exercise price $22.00	(43,551)
F5 Networks, Inc. expires January 2011 50 contracts exercise price $125.00	(17,500)
GlaxoSmithKline PLC expires November 2010 164 contracts exercise price $40.00	(14,096)
Green Mountain Coffee Roasters, Inc. expires January 2011 175 contracts exercise price $35.00	(35,002)
ICICI Bank, Ltd. expires October 2010 65 contracts exercise price $44.00	(38,583)
Intel Corp. expires January 2011 167 contracts exercise price $21.00	(7,153)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 29

Janus Long/Short Fund

Schedule of Investments

As of September 30, 2010

Value

Schedule of Written Options – Calls – (continued)
International Business Machines Corp. expires January 2011 48 contracts exercise price $135.00	$(25,415)
Johnson & Johnson expires October 2010 25 contracts exercise price $60.00	(5,620)
McDonald’s Corp. expires December 2010 13 contracts exercise price $75.00	(2,418)
Medtronic, Inc. expires January 2011 62 contracts exercise price $37.00	(3,614)
Merck & Co., Inc. expires October 2010 41 contracts exercise price $37.00	(2,039)
Mylan, Inc. expires October 2010 225 contracts exercise price $18.00	(22,578)
Nucor Corp. expires October 2010 89 contracts exercise price $40.00	(2,266)
Occidental Petroleum Corp. expires October 2010 58 contracts exercise price $80.00	(5,354)
Peabody Energy Corp. expires October 2010 46 contracts exercise price $50.00	(4,742)
Perrigo Co. expires October 2010 58 contracts exercise price $70.00	(985)
Pfizer, Inc. expires January 2011 504 contracts exercise price $19.00	(12,236)
Philip Morris International, Inc. expires January 2011 260 contracts exercise price $60.00	(16,497)
Potlatch Corp. expires November 2010 152 contracts exercise price $40.00	(1,101)
Prudential Financial, Inc. expires December 2010 31 contracts exercise price 7.20 GBP	(4,591)
Ross Stores, Inc. expires October 2010 195 contracts exercise price $52.50	$(51,316)
Salesforce.com, Inc. expires October 2010 52 contracts exercise price $120.00	(6,812)
St. Joe Co. expires October 2010 325 contracts exercise price $26.00	(7,741)
Tyco International, Ltd. (U.S. Shares) expires October 2010 113 contracts exercise price $39.00	(1,099)
UAL Corp. expires October 2010 282 contracts exercise price $24.00	(19,655)
United Technologies Corp. expires October 2010 14 contracts exercise price $70.00	(2,828)
Walgreen Co. expires October 2010 155 contracts exercise price $29.00	(69,996)
Walt Disney Co. expires October 2010 123 contracts exercise price $35.00	(990)

Total Written Options – Calls
(premiums received $348,509)	$(483,041)

Schedule of Written Options – Puts
3M Co. expires January 2011 41 contracts exercise price $75.00	$(6,276)
Assured Guaranty, Ltd. expires October 2010 355 contracts exercise price $17.50	(32,346)
Bank of America Corp. expires January 2011 604 contracts exercise price $15.00	(139,656)
BHP Billiton, Ltd. expires January 2011 49 contracts exercise price $62.50	(7,095)
BHP Billiton, Ltd. expires January 2011 49 contracts exercise price $65.00	(9,161)

See Notes to Schedules of Investments and Financial Statements.

30 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Value

Schedule of Written Options – Puts – (continued)
CBS Corp. – Class B expires October 2010 415 contracts exercise price $15.00	$–
Deere & Co. expires January 2011 51 contracts exercise price $60.00	(10,658)
Delta Air Lines, Inc. expires January 2011 61 contracts exercise price $9.00	(2,436)
Delta Air Lines, Inc. expires January 2011 713 contracts exercise price $9.00	(28,150)
Delta Air Lines, Inc. expires January 2011 61 contracts exercise price $10.00	(3,915)
Delta Air Lines, Inc. expires January 2011 713 contracts exercise price $10.00	(45,379)
Devon Energy Corp. expires January 2011 52 contracts exercise price $57.50	(9,517)
eBay, Inc. expires January 2011 100 contracts exercise price $20.00	(5,272)
Freeport McMoRan Copper & Gold, Inc. – Class B expires January 2011 46 contracts exercise price $67.50	(10,040)
Gap, Inc. expires October 2010 325 contracts exercise price $19.00	(22,517)
Halliburton Co. expires January 2011 71 contracts exercise price $29.00	(9,360)
Monsanto Co. expires January 2011 65 contracts exercise price $47.50	(28,043)
NYSE Euronext expires December 2010 115 contracts exercise price $26.00	$(9,407)
Perrigo Co. expires October 2010 70 contracts exercise price $65.00	(15,193)
Potlatch Corp. expires November 2010 91 contracts exercise price $30.00	(4,543)
Schlumberger, Ltd. (U.S. Shares) expires November 2010 57 contracts exercise price $52.50	(3,510)
Seagate Technology expires January 2011 510 contracts exercise price $10.00	(29,732)
SPDR Gold Trust (ETF) expires October 2010 118 contracts exercise price $97.00	(2)
St. Joe Co. expires October 2010 325 contracts exercise price $24.00	(11,262)
Texas Instruments, Inc. expires January 2011 560 contracts exercise price $22.50	(27,999)
Tyco International, Ltd. (U.S. Shares) expires January 2011 60 contracts exercise price $36.00	(11,865)
UAL Corp. expires January 2011 3,634 contracts exercise price $10.00	(29,636)
Western Union Co. expires November 2010 193 contracts exercise price $16.00	(5,833)

Total Written Options – Puts
(premiums received $1,241,914)	$(518,803)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 31

Janus Long/Short Fund

Schedule of Investments

As of September 30, 2010

Dividend Swap outstanding as of September 30, 2010

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Goldman Sachs International	2,198,000 EUR	20,000 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	20,000 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point increase in the actual dividends from the Fixed Strike	12/28/12	$(19,084)

Total Return Swaps outstanding as of September 30, 2010

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley	$(1,340,589)	Hon Hai Precision Industries	FED Funds Effective minus 50 basis points	9/7/12	$(131,194)
Morgan Stanley	(2,586,659)	Korea Power Engineering Co.	FED Funds Effective minus 500 basis points	6/28/12	(197,566)

					$(328,760)

Total					$(347,844)

See Notes to Schedules of Investments and Financial Statements.

32 | SEPTEMBER 30, 2010

Statements of Assets and Liabilities

As of September 30, 2010	Janus Global	Janus
(all numbers in thousands except net asset value per share)	Real Estate Fund	Long/Short Fund

Assets:
Investments at cost	$39,202	$89,153
Unaffiliated investments at value	$39,379	$100,337
Affiliated money market investments	6,048	-
Cash denominated in foreign currency(1)	6	1,259
Restricted cash (Note 1)	-	1,310
Deposits with broker for short sales	-	59,847
Receivables:
Investments sold	2	3,630
Fund shares sold	406	139
Dividends	139	389
Interest	1	27
Non-interested Trustees’ deferred compensation	1	3
Due from adviser	50	132
Other assets	-	14
Variation margin	-	27
Total Assets	46,032	167,114
Liabilities:
Payables:
Short sales, at value(2)	-	59,330
Options written, at value(3)	27	1,002
Swap contracts	-	348
Due to Custodian	16	198
Investments purchased	458	4,267
Fund shares repurchased	22	176
Dividends and distributions	-	1
Advisory fees	27	105
Administrative services fees - Class D Shares	1	N/A
Administrative services fees - Class R Shares	N/A	-
Administrative services fees - Class S Shares	-	-
Administrative services fees - Class T Shares	1	-
Distribution fees and shareholder servicing fees - Class A Shares	1	5
Distribution fees and shareholder servicing fees - Class C Shares	1	33
Distribution fees and shareholder servicing fees - Class R Shares	N/A	-
Distribution fees and shareholder servicing fees - Class S Shares	-	-
Administrative, networking and omnibus - Class A Shares	-	60
Administrative, networking and omnibus - Class C Shares	-	20
Administrative, networking and omnibus - Class I Shares	2	12
Non-interested Trustees’ fees and expenses	1	1
Non-interested Trustees’ deferred compensation fees	1	3
Foreign tax liability	12	229
Accrued expenses and other payables	82	284
Total Liabilities	652	66,074
Net Assets	$45,380	$101,040

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Alternative Funds | 33

Statements of Assets and Liabilities (continued)

As of September 30, 2010	Janus Global	Janus
(all numbers in thousands except net asset value per share)	Real Estate Fund	Long/Short Fund

Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$40,275	$332,831
Undistributed net investment income/(loss)*	271	(162)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,389)	(243,307)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	6,223	11,678
Total Net Assets	$45,380	$101,040
Net Assets - Class A Shares	$6,197	$23,200
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	682	2,208
Net Asset Value Per Share(5)	$9.09	$10.51
Maximum Offering Price Per Share(6)	$9.64	$11.15
Net Assets - Class C Shares	$1,252	$39,220
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	138	3,800
Net Asset Value Per Share(5)	$9.06	$10.32
Net Assets - Class D Shares	$11,388	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,245	N/A
Net Asset Value Per Share	$9.15	N/A
Net Assets - Class I Shares	$23,199	$35,273
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,538	3,330
Net Asset Value Per Share	$9.14	$10.59
Net Assets - Class R Shares	N/A	$243
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	25
Net Asset Value Per Share	N/A	$9.86
Net Assets - Class S Shares	$543	$1,670
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60	157
Net Asset Value Per Share	$9.08	$10.62
Net Assets - Class T Shares	$2,801	$1,434
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	307	135
Net Asset Value Per Share	$9.12	$10.60

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $5,663 and $1,258,832 for Janus Global Real Estate Fund and Janus Long/Short Fund, respectively.
(2)	Includes proceeds of $59,872,860 on short sales for Janus Long/Short Fund.
(3)	Includes premiums of $36,300 and $1,590,423 on written options for Janus Global Real Estate Fund and Janus Long/Short Fund, respectively.
(4)	Net of foreign tax on investments of $12,061 and $228,760 for Janus Global Real Estate Fund and Janus Long/Short Fund, respectively.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

34 | SEPTEMBER 30, 2010

Statements of Operations

For the fiscal year ended September 30, 2010	Janus Global	Janus
(all numbers in thousands)	Real Estate Fund	Long/Short Fund

Investment Income:
Interest	$2	$516
Interest proceeds from short sales	-	344
Dividends	882	1,517
Dividends from affiliates	6	-
Fee Income	-	3
Foreign tax withheld	(19)	(38)
Total Investment Income	871	2,342
Expenses:
Advisory fees	206	1,557
Transfer agent fees and expenses	5	19
Registration fees	103	147
Custodian fees	11	54
Audit fees	62	63
Non-interested Trustees’ fees and expenses	3	5
Short sales dividend expense	-	728
Short sales interest expense	-	2
Stock loan fees	-	1,665
Administrative services fees - Class D Shares	4	N/A
Administrative services fees - Class R Shares	N/A	-
Administrative services fees - Class S Shares	1	5
Administrative services fees - Class T Shares	1	2
Distribution fees and shareholder servicing fees - Class A Shares	8	80
Distribution fees and shareholder servicing fees - Class C Shares	9	331
Distribution fees and shareholder servicing fees - Class R Shares	N/A	1
Distribution fees and shareholder servicing fees - Class S Shares	1	5
Administrative, networking and omnibus fees - Class A Shares	3	223
Administrative, networking and omnibus fees - Class C Shares	1	95
Administrative, networking and omnibus fees - Class I Shares	8	54
Other expenses	46	165
Total Expenses	472	5,201
Expense and Fee Offset	(1)	(12)
Net Expenses	471	5,189
Less: Excess Expense Reimbursement	(108)	(178)
Net Expenses after Expense Reimbursement	363	5,011
Net Investment Income/(Loss)	508	(2,669)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	281	28,888
Net realized gain/(loss) from futures contracts	-	(395)
Net realized gain/(loss) from short sales	-	(4,204)
Net realized gain/(loss) from swap contracts	-	(651)
Net realized gain/(loss) from options contracts	158	173
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	4,710	(11,977)
Net Gain/(Loss) on Investments	5,149	11,834
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,657	$9,165

(1)	Net of foreign tax on investments of $12,061 and $228,760 for Janus Global Real Estate Fund and Janus Long/Short Fund, respectively.

Janus Alternative Funds | 35

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the fiscal year ended September 30, 2010,	Janus Global			Janus
the two-month fiscal period ended September 30, 2009 and the fiscal year ended July 31, 2009	Real Estate Fund			Long/Short Fund
(all numbers in thousands)	2010	2009(1)	2009(2)	2010	2009(1)	2009(2)

Operations:
Net investment income/(loss)	$508	$55	$109	$(2,669)	$(1,394)	$(10,130)(3)
Net realized gain/(loss) from investment and foreign currency transactions	281	(39)	(1,888)	28,888	1,351	(309,672)(3)
Net realized gain/(loss) from futures contracts	-	-	-	(395)	-	-
Net realized gain/(loss) from short sales	-	-	-	(4,204)	(17,753)	106,629
Net realized gain/(loss) from swap contracts	-	-	-	(651)	(403)	1,364
Net realized gain/(loss) from options contracts	158	25	68	173	(1,128)	19,326
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,710	1,772	576	(11,977)	35,666	37,285(3)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,657	1,813	(1,135)	9,165	16,339	(155,198)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(35)	-	(19)	-	-	(3,286)
Class C Shares	(10)	-	(10)	-	-	(1,577)
Class D Shares	-	N/A	N/A	N/A	N/A	N/A
Class I Shares	(263)	-	(117)	-	-	(2,173)
Class R Shares	N/A	N/A	N/A	-	-	(2)
Class S Shares	(8)	-	(12)	-	-	(43)
Class T Shares	(1)	-	-	-	-	-
Net realized gain from investment transactions*
Class A Shares	-	-	(1)	-	-	-
Class C Shares	-	-	-	-	-	-
Class D Shares	-	N/A	N/A	N/A	N/A	N/A
Class I Shares	-	-	(2)	-	-	-
Class R Shares	N/A	N/A	N/A	-	-	-
Class S Shares	-	-	-	-	-	-
Class T Shares	-	-	-	-	-	-
Net Decrease from Dividends and Distributions	(317)	-	(161)	-	-	(7,081)
Capital Share Transactions:
Shares sold
Class A Shares	4,905	870	310	3,239	872	21,134
Class C Shares	714	12	60	2,526	286	9,321
Class D Shares	11,522	N/A	N/A	N/A	N/A	N/A
Class I Shares	8,824	1,119	7,389	25,121	3,699	44,479
Class R Shares	N/A	N/A	N/A	115	4	165
Class S Shares	48	1	9	253	62	1,867
Class T Shares	2,829	-	1	1,386	-	1
Redemption fees
Class A Shares	N/A	N/A	N/A	-	-	130
Class C Shares	N/A	N/A	N/A	-	-	119
Class D Shares	8	N/A	N/A	N/A	N/A	N/A
Class I Shares	-	-	1	10	3	128
Class R Shares	N/A	N/A	N/A	-	-	-
Class S Shares	-	-	-	1	-	17

36 | SEPTEMBER 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

For the fiscal year ended September 30, 2010,	Janus Global			Janus
the two-month fiscal period ended September 30, 2009 and the fiscal year ended July 31, 2009	Real Estate Fund			Long/Short Fund
(all numbers in thousands)	2010	2009(1)	2009(2)	2010	2009(1)	2009(2)

Reinvested dividends and distributions
Class A Shares	35	-	17	-	-	2,358
Class C Shares	9	-	11	-	-	846
Class D Shares	-	N/A	N/A	N/A	N/A	N/A
Class I Shares	261	-	118	-	-	1,541
Class R Shares	N/A	N/A	N/A	-	-	2
Class S Shares	8	-	13	-	-	40
Class T Shares	1	-	-	-	-	-
Shares repurchased
Class A Shares	(1,188)	(8)	(18)	(40,753)	(17,349)	(292,617)
Class C Shares	(99)	(8)	(27)	(38,852)	(14,243)	(110,797)
Class D Shares	(789)	N/A	N/A	N/A	N/A	N/A
Class I Shares	(1,804)	(43)	(2,038)	(37,038)	(8,987)	(187,426)
Class R Shares	N/A	N/A	N/A	(58)	(26)	(40)
Class S Shares	(15)	-	-	(1,436)	(1,316)	(24,768)
Class T Shares	(230)	-	-	(26)	-	-
Net Increase/(Decrease) from Capital Share Transactions	25,039	1,943	5,846	(85,512)	(36,995)	(533,500)
Net Increase/(Decrease) in Net Assets	30,379	3,756	4,550	(76,347)	(20,656)	(695,779)
Net Assets:
Beginning of period	15,001	11,245	6,695	177,387	198,043	893,822
End of period	$45,380	$15,001	$11,245	$101,040	$177,387	$198,043

Undistributed net investment income/(loss)*	$271	$102	$49	$(162)	$(143)	$(1,318)(3)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.

Janus Alternative Funds | 37

See Notes to Financial Statements.

Financial Highlights

Class A Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$7.49	$6.50	$8.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	.16	.03	.12	.13
Net gain/(loss) on investments (both realized and unrealized)	1.58	.96	(2.00)	(1.48)
Total from Investment Operations	1.74	.99	(1.88)	(1.35)
Less Distributions:
Dividends (from net investment income)*	(.14)	–	(.27)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.14)	–	(.27)	–
Net Asset Value, End of Period	$9.09	$7.49	$6.50	$8.65
Total Return**	23.57%	15.23%	(20.87)%	(13.50)%
Net Assets, End of Period (in thousands)	$6,197	$1,716	$701	$471
Average Net Assets for the Period (in thousands)	$3,136	$1,218	$423	$444
Ratio of Gross Expenses to Average Net Assets***(4)	1.57%	1.64%	1.39%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.57%	1.63%	1.39%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.82%	2.30%	2.22%	2.31%
Portfolio Turnover Rate***	14%	19%	78%	8%

Class A Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$9.72	$8.93	$11.54	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	.07	.07	.04	.13
Net gain/(loss) on investments (both realized and unrealized)	.68	.72	(2.52)	(1.11)	2.62
Total from Investment Operations	.79	.79	(2.45)	(1.07)	2.75
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.17)	(.02)	(.06)
Distributions (from capital gains)*	–	–	–	(.06)	–
Redemption fees	–(5)	–	.01	–	–
Total Distributions and Other	–	–	(.16)	(.08)	(.06)
Net Asset Value, End of Period	$10.51	$9.72	$8.93	$11.54	$12.69
Total Return**	8.13%	8.85%	(21.22)%	(8.47)%	27.62%
Net Assets, End of Period (in thousands)	$23,200	$58,152	$68,971	$409,082	$67,879
Average Net Assets for the Period (in thousands)	$31,998	$64,709	$184,762	$327,208	$18,205
Ratio of Gross Expenses to Average Net Assets***(4)	3.95%(6)	5.61%(6)	4.00%(6)	3.38%(6)	3.46%(6)
Ratio of Net Expenses to Average Net Assets***(4)	3.94%(6)	5.60%(6)	4.00%(6)	3.38%(6)	3.45%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.04)%	(3.79)%	(2.08)%(7)	0.41%	1.46%
Portfolio Turnover Rate***	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Redemption fees aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.03% and 2.02%, respectively, in 2010, 1.92% and 1.92%, respectively, for the two-month fiscal period ended September 30, 2009, 2.99% and 2.99%, respectively, for the fiscal year ended July 31, 2009, 2.68% and 2.68%, respectively, in 2008 and 1.96% and 1.95%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

38 | SEPTEMBER 30, 2010

Class C Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$7.52	$6.53	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.10	.02	.14	.09
Net gain/(loss) on investments (both realized and unrealized)	1.58	.97	(2.01)	(1.48)
Total from Investment Operations	1.68	.99	(1.87)	(1.39)
Less Distributions:
Dividends (from net investment income)*	(.14)	–	(.21)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.14)	–	(.21)	–
Net Asset Value, End of Period	$9.06	$7.52	$6.53	$8.61
Total Return**	22.72%	15.16%	(21.06)%	(13.90)%
Net Assets, End of Period (in thousands)	$1,252	$469	$405	$459
Average Net Assets for the Period (in thousands)	$844	$443	$309	$441
Ratio of Gross Expenses to Average Net Assets***(4)	2.32%	2.37%	1.34%(5)	2.25%
Ratio of Net Expenses to Average Net Assets***(4)	2.32%	2.36%	1.34%(5)	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.04%	1.52%	2.47%	1.56%
Portfolio Turnover Rate***	14%	19%	78%	8%

Class C Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$9.58	$8.81	$11.40	$12.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.32)	–	(.18)	(.01)	.08
Net gain/(loss) on investments (both realized and unrealized)	1.06	.77	(2.31)	(1.13)	2.58
Total from Investment Operations	.74	.77	(2.49)	(1.14)	2.66
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.11)	(.02)	(.04)
Distributions (from capital gains)*	–	–	–	(.06)	–
Redemption fees	–(6)	–	.01	–	–
Total Distributions and Other	–	–	(.10)	(.08)	(.04)
Net Asset Value, End of Period	$10.32	$9.58	$8.81	$11.40	$12.62
Total Return**	7.72%	8.74%	(21.81)%	(9.11)%	26.62%
Net Assets, End of Period (in thousands)	$39,220	$71,942	$79,412	$225,517	$26,945
Average Net Assets for the Period (in thousands)	$50,895	$76,074	$134,956	$158,175	$7,707
Ratio of Gross Expenses to Average Net Assets***(4)	4.35%(7)	6.36%(7)	4.85%(7)	4.18%(7)	4.20%(7)
Ratio of Net Expenses to Average Net Assets***(4)	4.34%(7)	6.36%(7)	4.85%(7)	4.17%(7)	4.20%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.47)%	(4.89)%	(2.99)%(8)	(0.37)%	0.62%
Portfolio Turnover Rate***	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 2.26% and 2.26%, respectively, for the fiscal year ended July 31, 2009 without the waivers of these fees and expenses.
(6)	Redemption fees aggregated less than $.01 on a per share basis.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.43% and 2.42%, respectively, in 2010, 2.65% and 2.65%, respectively, for the two-month fiscal period ended September 30, 2009, 3.79% and 3.79%, respectively, for the fiscal year ended July 31, 2009, 3.48% and 3.47%, respectively, in 2008 and 2.75% and 2.74%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Alternative Funds | 39

Financial Highlights  (continued)

Class D Shares

Janus Global
For a share outstanding during the fiscal	Real Estate Fund
period ended September 30, 2010	2010(1)

Net Asset Value, Beginning of Period	$7.64
Income from Investment Operations:
Net investment income/(loss)	.05
Net gain/(loss) on investments (both realized and unrealized)	1.45
Total from Investment Operations	1.50
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Redemption fees	.01
Total Distributions and Other	.01
Net Asset Value, End of Period	$9.15
Total Return**	19.76%
Net Assets, End of Period (in thousands)	$11,388
Average Net Assets for the Period (in thousands)	$4,756
Ratio of Gross Expenses to Average Net Assets***(2)	1.44%
Ratio of Net Expenses to Average Net Assets***(2)	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.21%
Portfolio Turnover Rate***	14%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

40 | SEPTEMBER 30, 2010

Class I Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$7.51	$6.52	$8.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.16	.03	.17	.13
Net gain/(loss) on investments (both realized and unrealized)	1.61	.96	(2.04)	(1.47)
Total from Investment Operations	1.77	.99	(1.87)	(1.34)
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	–	(.27)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(4)	–(4)	–(4)	–
Total Distributions and Other	(.14)	–	(.27)	–
Net Asset Value, End of Period	$9.14	$7.51	$6.52	$8.66
Total Return**	23.97%	15.18%	(20.73)%	(13.40)%
Net Assets, End of Period (in thousands)	$23,199	$12,406	$9,784	$5,331
Average Net Assets for the Period (in thousands)	$17,714	$11,312	$4,284	$4,778
Ratio of Gross Expenses to Average Net Assets***(5)	1.33%	1.39%	1.26%	1.25%
Ratio of Net Expenses to Average Net Assets***(5)	1.32%	1.39%	1.26%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.02%	2.51%	1.98%	2.48%
Portfolio Turnover Rate***	14%	19%	78%	8%

Class I Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$9.77	$8.97	$11.60	$12.72	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13	.08	.24	.09	.14
Net gain/(loss) on investments (both realized and unrealized)	.69	.72	(2.68)	(1.13)	2.65
Total from Investment Operations	.82	.80	(2.44)	(1.04)	2.79
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.20)	(.03)	(.07)
Distributions (from capital gains)*	–	–	–	(.06)	–
Redemption fees	–(4)	–(4)	.01	.01	–(4)
Total Distributions and Other	–	–	(.19)	(.08)	(.07)
Net Asset Value, End of Period	$10.59	$9.77	$8.97	$11.60	$12.72
Total Return**	8.39%	8.92%	(20.96)%	(8.19)%	27.98%
Net Assets, End of Period (in thousands)	$35,273	$44,422	$45,805	$227,446	$62,987
Average Net Assets for the Period (in thousands)	$38,757	$44,992	$107,265	$212,623	$16,632
Ratio of Gross Expenses to Average Net Assets***(5)	3.69%(6)	5.31%(6)	3.75%(6)	3.12%(6)	3.21%(6)
Ratio of Net Expenses to Average Net Assets***(5)	3.68%(6)	5.30%(6)	3.75%(6)	3.12%(6)	3.21%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.81)%	(4.67)%	(1.84)%(7)	0.72%	1.67%
Portfolio Turnover Rate***	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.76% and 1.75%, respectively, in 2010, 1.58% and 1.58%, respectively, for the two-month fiscal period ended September 30, 2009, 2.72% and 2.72%, respectively, for the fiscal year ended July 31, 2009, 2.42% and 2.42%, respectively, in 2008 and 1.75% and 1.74%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Alternative Funds | 41

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$9.15	$8.40	$10.89	$12.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.07)	.06	(.56)	.78	.10
Net gain/(loss) on investments (both realized and unrealized)	.78	.69	(1.82)	(2.48)	2.59
Total from Investment Operations	.71	.75	(2.38)	(1.70)	2.69
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.12)	–	(.04)
Distributions (from capital gains)*	–	–	–	(.06)	–
Redemption fees	–(3)	–	.01	–	–
Total Distributions and Other	–	–	(.11)	(.06)	(.04)
Net Asset Value, End of Period	$9.86	$9.15	$8.40	$10.89	$12.65
Total Return**	7.76%	8.93%	(21.76)%	(13.49)%	26.90%
Net Assets, End of Period (in thousands)	$243	$168	$175	$86	$1,280
Average Net Assets for the Period (in thousands)	$193	$178	$148	$601	$1,142
Ratio of Gross Expenses to Average Net Assets***(4)	4.28%(5)	5.93%(5)	4.93%(5)	4.89%(5)	3.67%(5)
Ratio of Net Expenses to Average Net Assets***(4)	4.27%(5)	5.93%(5)	4.93%(5)	4.89%(5)	3.67%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.33)%	(5.90)%	(3.25)%(6)	(0.47)%	0.36%
Portfolio Turnover Rate***	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.40% and 2.39%, respectively, in 2010, 2.25% and 2.25%, respectively, for the two-month fiscal period ended September 30, 2009, 3.81% and 3.81%, respectively, for the fiscal year ended July 31, 2009, 4.19% and 4.19%, respectively, in 2008 and 2.49% and 2.49%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

42 | SEPTEMBER 30, 2010

Class S Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009(2)	2008(3)

Net Asset Value, Beginning of Period	$7.50	$6.51	$8.63	$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	.02	.15	.12
Net gain/(loss) on investments (both realized and unrealized)	1.60	.97	(2.02)	(1.49)
Total from Investment Operations	1.72	.99	(1.87)	(1.37)
Less Distributions:
Dividends (from net investment income)*	(.14)	–	(.25)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.14)	–	(.25)	–
Net Asset Value, End of Period	$9.08	$7.50	$6.51	$8.63
Total Return**	23.32%	15.21%	(20.84)%	(13.70)%
Net Assets, End of Period (in thousands)	$543	$409	$354	$434
Average Net Assets for the Period (in thousands)	$477	$389	$299	$437
Ratio of Gross Expenses to Average Net Assets***(4)	1.82%	1.86%	1.29%(5)	1.75%
Ratio of Net Expenses to Average Net Assets***(4)	1.82%	1.86%	1.29%(5)	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.49%	2.02%	2.51%	2.08%
Portfolio Turnover Rate***	14%	19%	78%	8%

Class S Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$9.82	$9.04	$11.52	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	1.37	.67	1.00	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(.57)	.11	(3.46)	(1.26)	2.65
Total from Investment Operations	.80	.78	(2.46)	(1.10)	2.74
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.03)	(.02)	(.05)
Distributions (from capital gains)*	–	–	–	(.06)	–
Redemption fees	–(6)	–(6)	.01	.01	–
Total Distributions and Other	–	–	(.02)	(.07)	(.05)
Net Asset Value, End of Period	$10.62	$9.82	$9.04	$11.52	$12.69
Total Return**	8.15%	8.63%	(21.23)%	(8.65)%	27.43%
Net Assets, End of Period (in thousands)	$1,670	$2,702	$3,679	$31,691	$40,590
Average Net Assets for the Period (in thousands)	$1,975	$3,189	$12,978	$59,260	$6,865
Ratio of Gross Expenses to Average Net Assets***(4)	4.03%(7)	5.68%(7)	4.18%(7)	3.66%(7)	3.99%(7)
Ratio of Net Expenses to Average Net Assets***(4)	4.03%(7)	5.68%(7)	4.18%(7)	3.66%(7)	3.98%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.08)%	(1.80)%	(2.22)%(8)	0.30%	1.67%
Portfolio Turnover Rate***	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.76% and 1.76%, respectively, for the fiscal year ended July 31, 2009 without the waivers of these fees and expenses.
(6)	Redemption fees aggregated less than $.01 on a per share basis.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.12% and 2.11%, respectively, in 2010, 2.01% and 2.01%, respectively, for the two-month fiscal period ended September 30, 2009, 3.16% and 3.16%, respectively, for the fiscal year ended July 31, 2009, 2.96% and 2.96%, respectively, in 2008 and 2.25% and 2.24%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Alternative Funds | 43

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and the fiscal period ended July 31, 2009	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$7.50	$6.51	$5.80
Income from Investment Operations:
Net investment income/(loss)	.15	.03	–
Net gain/(loss) on investments (both realized and unrealized)	1.61	.96	.71
Total from Investment Operations	1.76	.99	.71
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–	–
Total Distributions and Other	(.14)	–	–
Net Asset Value, End of Period	$9.12	$7.50	$6.51
Total Return**	23.86%	15.21%	12.24%
Net Assets, End of Period (in thousands)	$2,801	$1	$1
Average Net Assets for the Period (in thousands)	$528	$1	$1
Ratio of Gross Expenses to Average Net Assets***(4)	1.59%	1.61%	1.54%
Ratio of Net Expenses to Average Net Assets***(4)	1.58%	1.61%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.39%	2.25%	0.79%
Portfolio Turnover Rate***	14%	19%	78%

Class T Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and the fiscal period ended July 31, 2009	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.79	$8.98	$8.88
Income from Investment Operations:
Net investment income/(loss)	(.17)	.04	.17
Net gain/(loss) on investments (both realized and unrealized)	.98	.77	(.07)
Total from Investment Operations	.81	.81	.10
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–	–
Total Distributions and Other	–	–	–
Net Asset Value, End of Period	$10.60	$9.79	$8.98
Total Return**	8.27%	9.02%	1.13%
Net Assets, End of Period (in thousands)	$1,434	$1	$1
Average Net Assets for the Period (in thousands)	$742	$1	$1
Ratio of Gross Expenses to Average Net Assets***(4)	3.61%(5)	5.35%(5)	2.04%(5)
Ratio of Net Expenses to Average Net Assets***(4)	3.59%(5)	5.35%(5)	2.00%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.66)%	(5.61)%	(2.61)%(6)
Portfolio Turnover Rate***	140%	148%	261%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.95% and 1.93%, respectively, in 2010, 1.66% and 1.65%, respectively, for the two-month fiscal period ended September 30, 2009 and 1.87% and 1.83%, respectively, for the fiscal period ended July 31, 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.90%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

44 | SEPTEMBER 30, 2010

Notes to Schedules of Investments

FTSE EPRA/NAREIT Developed Index	(Formerly named FTSE EPRA/NAREIT Global Real Estate Index) A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

Lipper Global Real Estate Funds	Funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Lipper Long/Short Equity Funds	Funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

ETN	Exchange-Traded Note

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VIX	Volatility Index

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
±	All or a portion of liquid common stock positions have been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swap agreements and/or securities with extended settlement dates.

Janus Alternative Funds | 45

Notes to Schedules of Investments (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Building – Mobile Home and Manufactured Homes	$–	$27,041	$–
Diversified Operations	–	806,384	–
Electric – Distribution	–	424,428	–
Energy – Alternate Sources	–	1,013	–
Pipelines	–	24,268	–
Real Estate Management/Services	1,237,495	1,645,652	–
Real Estate Operating/Development	2,174,777	5,212,153	–
REIT – Diversified	3,894,927	3,052,742	–
REIT – Office Property	2,956,197	509,412	–
REIT – Shopping Centers	2,062,050	816,844	–
Retail – Restaurants	–	193,914	–
All Other	13,429,129	–	–

Corporate Bond	–	48,375	–

Preferred Stock	–	861,418	–

Warrants	453	–	–

Money Market	–	6,048,226	–

Total Investments in Securities	$25,755,028	$19,671,870	$–

Investments in Securities:
Janus Long/Short Fund
Common Stock
Beverages – Wine and Spirits	$–	$1,037,333	$–
Brewery	–	1,044,580	–
Cellular Telecommunications	–	1,382,661	–
Commercial Banks	–	1,808,489	–
Consumer Products – Miscellaneous	–	342,265	–
Electric – Generation	–	1,590,055	–
Electric – Integrated	–	1,794,310	–
Electric – Transmission	–	693,804	–
Finance – Consumer Loans	–	326,690	–
Food – Miscellaneous/Diversified	746,330	1,263,921	–
Food – Retail	–	420,342	–
Life and Health Insurance	–	633,310	–
Medical – Drugs	9,006,513	4,255,668	–
Metal Processors and Fabricators	–	2,691,535	–
Real Estate Operating/Development	1,617,744	2,718,121	–
Retail – Major Department Stores	–	1,390,160	–
Steel – Producers	998,966	3,646,125	–
Telecommunication Services	–	484,161	–
Telephone – Integrated	–	3,359,531	–
Tobacco	2,184,220	717,847	–
All Other	47,612,311	–	–

Exchange-Traded Funds	1,458,818	–	–

Exchange-Traded Note	969,969	–	–

U.S. Government Agency Note	–	3,000,000	–

Total Investments in Securities	$64,594,871	$34,600,908	$–

46 | SEPTEMBER 30, 2010

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities Sold Short:
Janus Long/Short Fund
Common Stock
Diversified Minerals	$–	$(615,482)	$–
Wireless Equipment	–	(1,286,347)	–
All Other	(8,335,776)	–	–

Exchange-Traded Funds	–	–
Growth – Large Cap	(3,056,948)	(5,728,253)	–
All Other	(40,307,414)	–	–

Total Investments in Securities Sold Short	$(51,700,138)	$(7,630,082)	$–

Investments in Purchased Options:
Janus Long/Short Fund	$703,821	$437,563	$–

Other Financial Instruments(b):
Janus Global Real Estate Fund	$–	$(26,578)	$–
Janus Long/Short Fund	(33,671)	(1,289,517)	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the fiscal period ended September 30, 2010)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	September 30, 2009	Premiums	Gain/(Loss)(a)	Depreciation(b)	(Sales)	Level 3	September 30, 2010

Investments in Securities:
Janus Long/Short Fund
Common Stock
Retail – Apparel and Shoe	$126,557	$–	$114,730	$172,121	$(413,408)	$–	$–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of September 30, 2010 is noted below.

Fund	Aggregate Value

Janus Global Real Estate Fund	$2,695,450
Janus Long/Short Fund	91,832,884

Janus Alternative Funds | 47

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Real Estate Fund and Janus Long/Short Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as nondiversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not

48 | SEPTEMBER 30, 2010

limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Janus Alternative Funds | 49

Notes to Financial Statements (continued)

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of September 30, 2010, Janus Long/Short Fund had restricted cash in the amount of $1,309,510. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at September 30, 2010. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

50 | SEPTEMBER 30, 2010

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective September 30, 2010. This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s

Janus Alternative Funds | 51

Notes to Financial Statements (continued)

ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the

52 | SEPTEMBER 30, 2010

corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. Janus Global Real Estate Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Janus Alternative Funds | 53

Notes to Financial Statements (continued)

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The following Funds recognized realized gains/(losses) from written options contracts during the fiscal year ended September 30, 2010 as indicated in the table below:

Fund	Gains/(Losses)

Janus Global Real Estate Fund	$157,662
Janus Long/Short Fund	6,091,110

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended September 30, 2010 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2009	–	$–
Options written	263	11,905
Options closed	–	–
Options expired	(257)	(11,143)
Options exercised	–	–

Options outstanding at September 30, 2010	6	$762

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2009	60	$2,640
Options written	2,022	182,617
Options closed	(200)	(13,800)
Options expired	(1,510)	(135,919)
Options exercised	–	–

Options outstanding at September 30, 2010	372	$35,538

	Number of	Premiums
Call Options	Contracts	Received

Janus Long/Short Fund
Options outstanding at September 30, 2009	11,437	$1,325,021
Options written	36,872	4,452,301
Options closed	(29,460)	(4,107,727)
Options expired	(10,669)	(1,086,927)
Options exercised	(3,196)	(234,159)

Options outstanding at September 30, 2010	4,984	$348,509

	Number of	Premiums
Put Options	Contracts	Received

Janus Long/Short Fund
Options outstanding at September 30, 2009	9,571	$1,368,641
Options written	67,933	7,556,151
Options closed	(32,909)	(4,674,902)
Options expired	(30,130)	(2,542,227)
Options exercised	(4,961)	(465,749)

Options outstanding at September 30, 2010	9,504	$1,241,914

Other Options
In addition to the option strategies described above, the Funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. The Funds may use exotic options to the extent that they are consistent with the Funds’ investment objectives and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include,

54 | SEPTEMBER 30, 2010

but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require

Janus Alternative Funds | 55

Notes to Financial Statements (continued)

qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2010.

Fair Value of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Real Estate Fund
Equity Contracts			Options written, at value	$26,578

Total				$26,578

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Long/Short Fund
Equity Contracts	Variation margin	$26,500
Equity Contracts	Unaffiliated investments at value	1,141,384	Options written, at value	1,001,844
Equity Contracts			Swap contracts	347,844

Total		$1,167,884		$1,349,688

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statement of Operations for the fiscal year ended September 30, 2010.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended September 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund

Equity Contracts	$–	$–	$157,662	$–	$157,662

Total	$–	$–	$157,662	$–	$157,662

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund

Equity Contracts	$–	$–	$8,282	$–	$8,282

Total	$–	$–	$8,282	$–	$8,282

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Long/Short Fund

Equity Contracts	$(395,096)	$(650,872)	$173,224	$–	$(872,744)

Foreign Exchange Contracts	–	–	–	402,070	402,070

Total	$(395,096)	$(650,872)	$173,224	$402,070	$(470,674)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Long/Short Fund

Equity Contracts	$(72,250)	$(347,844)	$1,714,997	$–	$1,294,903

Total	$(72,250)	$(347,844)	$1,714,997	$–	$1,294,903

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

56 | SEPTEMBER 30, 2010

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Janus Long/Short Fund may invest no more than 5% of the Fund’s net assets in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended September 30, 2010 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Janus Long/Short Fund	$1,511,814	0%

Borrowing
Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of

Janus Alternative Funds | 57

Notes to Financial Statements (continued)

leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. The Fund was not leveraged at September 30, 2010.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Long/Short Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small

58 | SEPTEMBER 30, 2010

asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage Dollar Rolls
The Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
The Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, sovereign debt, convertible securities, foreign currency and bank letters of credit, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

Janus Alternative Funds | 59

Notes to Financial Statements (continued)

The Funds did not have any securities on loan during the period.

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“ Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of Janus Global Real Estate Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). Janus Global Real Estate Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Janus Long/Short Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects Janus Global Real Estate Fund’s “base” fee rate prior to any performance adjustment and Janus Long/Short Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual Investment
	Average Daily Net	Advisory Fee/Base
Fund	Assets of the Fund	Fee (%) (annual rate)

Janus Global Real Estate Fund	N/A	0.75
Janus Long/Short Fund	All Asset Levels	1.25

For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee

60 | SEPTEMBER 30, 2010

depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index*

*	The benchmark index was the FTSE EPRA/NAREIT Developed Index prior to July 1, 2010.

Only the base fee rate applied until December 2008 for Janus Global Real Estate Fund, at which time the calculation of the performance adjustment applied as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months , but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2008.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. For Janus Global Real Estate Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the FTSE EPRA/NAREIT Developed Index (for periods prior to July 1, 2010) and the FTSE EPRA/NAREIT Global Index (for periods commencing July 1, 2010). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, is used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statements of additional information contain additional information about

Janus Alternative Funds | 61

Notes to Financial Statements (continued)

performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the fiscal year ended September 30, 2010, the Fund recorded a Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Janus Global Real Estate Fund	$13,452

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of a Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or arranging for the provision of, administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds, as applicable. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Funds for providing or procuring administrative services to investors in Class T Shares of the Funds. These administrative services fees are paid by Class T Shares of the Funds to Janus Services, which uses some or all of such fees to compensate intermediaries for providing these services to their customers who invest in the Funds. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of these Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to these Funds.

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed until at least February 1, 2012 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Global Real Estate Fund	1.25
Janus Long/Short Fund	1.75

62 | SEPTEMBER 30, 2010

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended September 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended September 30, 2010.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $429,795 was paid by the Trust during the fiscal year ended September 30, 2010. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended September 30, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Real Estate Fund	$4,841
Janus Long/Short Fund	2,300

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the fiscal year ended September 30, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended September 30, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Global Real Estate Fund	$141
Janus Long/Short Fund	1,913

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the fiscal year ended September 30, 2010 are indicated in the table below:

Fund	Redemption Fee

Janus Global Real Estate Fund	$8,486
Janus Long/Short Fund	11,313

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Alternative Funds | 63

Notes to Financial Statements (continued)

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended September 30, 2010, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/10

Janus Cash Liquidity Fund LLC
Janus Global Real Estate Fund	$21,746,465	$(17,650,000)	$6,384	$6,048,226

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended September 30, 2010, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 9/30/09	Purchases	Purchases	Redemptions	Redemptions	at 9/30/10

Janus Global Real Estate Fund - Class A Shares	$500,000	$–	–	$(500,000)	4/14/10	$–
Janus Global Real Estate Fund - Class C Shares	500,000	–	–	–	–	500,000
Janus Global Real Estate Fund - Class D Shares	–	10,000	2/12/10	–	–	10,000
Janus Global Real Estate Fund - Class S Shares	500,000	–	–	–	–	500,000
Janus Global Real Estate Fund - Class T Shares	1,000	–	–	–	–	1,000
Janus Long/Short Fund - Class T Shares	1,000	10,000	10/29/09	–	–	11,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2009 through September 30, 2010. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Global Real Estate Fund	$651,793	$–	$(959,700)	$(16,036)	$8,358	$5,420,807
Janus Long/Short Fund	–	–	(242,002,083)	(160,096)	249,865	10,121,526

64 | SEPTEMBER 30, 2010

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2010

			Accumulated
Fund	September 30, 2016	September 30, 2017	Capital Losses

Janus Global Real Estate Fund	$–	$(959,700)	$(959,700)
Janus Long/Short Fund	(45,233,491)	(196,768,592)	(242,002,083)

During the fiscal year ended September 30, 2010, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Janus Global Real Estate Fund	$407,032
Janus Long/Short Fund	19,125,283

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Real Estate Fund	$39,994,030	$5,864,969	$(432,101)
Janus Long/Short Fund	90,474,589	12,099,877	(2,237,303)

Information on the tax components of securities sold short as of September 30, 2010 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Long/Short Fund	$(59,817,932)	$(1,400,872)	$1,888,584

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended September 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Real Estate Fund	$317,340	$–	$–	$–
Janus Long/Short Fund	–	–	–	(2,599,847)

Janus Alternative Funds | 65

Notes to Financial Statements (continued)

For the fiscal period ended September 30, 2009

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Real Estate Fund	$–	$–	$–	$–
Janus Long/Short Fund	–	–	–	(2,318,352)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended September 30, 2010,
the two-month fiscal period ended September 30, 2009 and each fiscal year ended July 31

	Janus
	Global Real	Janus
	Estate Fund	Long/Short Fund

Class A Shares
2010	2.04%	4.47%
2009(1)	3.14%	5.61%
2009(2)	6.21%	4.00%
2008	6.64%(3)	3.38%(4)
2007	N/A	3.46%

Class C Shares
2010	2.78%	4.37%
2009(1)	3.48%	6.36%
2009(2)	6.85%	4.85%
2008	7.37%(3)	4.18%(4)
2007	N/A	4.60%

Class D Shares
2010	1.83%(5)	N/A

Class I Shares
2010	1.74%	3.70%
2009(1)	2.56%	5.31%
2009(2)	5.68%	3.75%
2008	6.21%(3)	3.12%(4)
2007	N/A	3.26%

Class R Shares
2010	N/A	4.28%
2009(1)	N/A	5.93%
2009(2)	N/A	4.72%(4)
2008	N/A	4.89%(4)
2007	N/A	7.95%

Class S Shares
2010	2.19%	4.03%
2009(1)	2.96%	5.68%
2009(2)	6.34%	4.18%
2008	6.81%(3)	3.66%(4)
2007	N/A	4.42%

66 | SEPTEMBER 30, 2010

	Janus
	Global Real	Janus
	Estate Fund	Long/Short Fund

Class T Shares
2010	2.22%	3.61%
2009(1)	2.54%	5.35%
2009(6)	6.78%	2.71%

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.
(4)	Without the recoupment of expenses, the ratio would have been 4.72% for Class R Shares in the fiscal year ended July 31, 2009, and 3.38% for Class A Shares, 4.16% for Class C Shares, 3.12% for Class I Shares, 4.11% for Class R Shares and 3.61% for Class S Shares in 2008.
(5)	Period from February 16, 2010 (inception date) through September 30, 2010.
(6)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Alternative Funds | 67

Notes to Financial Statements (continued)

7.	Capital Share Transactions

	Janus Global Real
For the fiscal year ended September 30, 2010, the two-month fiscal period ended September 30, 2009 and the fiscal year ended July 31, 2009	Estate Fund			Janus Long/Short Fund
(all numbers in thousands)	2010	2009(1)	2009(2)	2010	2009(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	592	122	54	320	93	2,098
Reinvested dividends and distributions	5	–	3	–	–	257
Shares repurchased	(144)	(1)	(3)	(4,096)	(1,831)	(30,070)
Net Increase/(Decrease) in Fund Shares	453	121	54	(3,776)	(1,738)	(27,715)
Shares Outstanding, Beginning of Period	229	108	54	5,984	7,722	35,437
Shares Outstanding, End of Period	682	229	108	2,208	5,984	7,722
Transactions in Fund Shares – Class C Shares:
Shares sold	87	1	10	254	30	989
Reinvested dividends and distributions	1	–	2	–	–	93
Shares repurchased	(12)	(1)	(3)	(3,963)	(1,538)	(11,849)
Net Increase/(Decrease) in Fund Shares	76	–	9	(3,709)	(1,508)	(10,767)
Shares Outstanding, Beginning of Period	62	62	53	7,509	9,017	19,784
Shares Outstanding, End of Period	138	62	62	3,800	7,509	9,017
Transactions in Fund Shares – Class D Shares:(3)
Shares sold	1,338	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A	N/A	N/A	N/A
Shares repurchased	(93)	N/A	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1,245	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	1,245	N/A	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	1,074	156	1,278	2,501	389	4,605
Reinvested dividends and distributions	34	–	22	–	–	168
Shares repurchased	(221)	(6)	(415)	(3,716)	(951)	(19,268)
Net Increase/(Decrease) in Fund Shares	887	150	885	(1,215)	(562)	(14,495)
Shares Outstanding, Beginning of Period	1,651	1,501	616	4,545	5,107	19,602
Shares Outstanding, End of Period	2,538	1,651	1,501	3,330	4,545	5,107
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	N/A	13	–	17
Reinvested dividends and distributions	N/A	N/A	N/A	–	–	–
Shares repurchased	N/A	N/A	N/A	(6)	(3)	(4)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	7	(3)	13
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	18	21	8
Shares Outstanding, End of Period	N/A	N/A	N/A	25	18	21
Transactions in Fund Shares – Class S Shares:
Shares sold	6	–	2	25	6	192
Reinvested dividends and distributions	1	–	2	–	–	4
Shares repurchased	(1)	–	–	(143)	(138)	(2,539)
Net Increase/(Decrease) in Fund Shares	6	–	4	(118)	(132)	(2,343)
Shares Outstanding, Beginning of Period	54	54	50	275	407	2,750
Shares Outstanding, End of Period	60	54	54	157	275	407
Transactions in Fund Shares – Class T Shares:
Shares sold	333	–	170*	138	–	114*
Reinvested dividends and distributions	–	–	–	–	–	–
Shares repurchased	(26)	–	–	(3)	–	–
Net Increase/(Decrease) in Fund Shares	307	–	170*	135	–	114*
Shares Outstanding, Beginning of Period	–	170*	–	–	114*	–
Shares Outstanding, End of Period	307	170*	170*	135	114*	114*

68 | SEPTEMBER 30, 2010

*	Shares outstanding are not in thousands.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

8.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Real Estate Fund	$24,729,468	$3,137,942	$–	$–
Janus Long/Short Fund	169,797,349	270,912,578	–	–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will

Janus Alternative Funds | 69

Notes to Financial Statements (continued)

enhance and clarify existing fair value measurement disclosures. The required disclosures are effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

11.	Subsequent Event

Effective November 15, 2010, Janus Long/Short Fund changed its investment objective and its principal investment strategies. Janus Long/Short Fund seeks long-term capital appreciation with an emphasis on absolute returns. Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and exchange-traded funds (“ETFs”) that invest primarily in equity securities. The Fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The Fund will generally buy long securities that the portfolio managers believe will go up in price and will sell short ETFs and other equity securities the portfolio managers believe will go down in price. The Fund may, to a lesser degree, also take long and short positions in instruments that provide additional exposure to the equity markets, including options, futures, and other index-based instruments.

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2010 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

70 | SEPTEMBER 30, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Real Estate Fund and Janus Long/Short (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2010 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 18, 2010

Janus Alternative Funds | 71

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

At a meeting of the Trustees held on December 11, 2009, the Trustees, each of whom is an Independent Trustee, meaning he or she is not an “interested person” (as defined by the 1940 Act) of the Trust or Janus Capital and its affiliates, voted unanimously to approve an amended and restated investment advisory agreement between Janus Capital and Janus Global Real Estate Fund (the “Amended Advisory Agreement”), that changed the benchmark index from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Index, and authorized the submission of the Amended Advisory Agreement to the Fund’s shareholders for approval. Shareholders of the Funds approved the Amended Advisory Agreement at a special meeting of Shareholders held on June 10, 2010. The Amended Advisory Agreement took effect on or about July 1, 2010.

In approving the change in the benchmark index for the Fund, the Trustees considered various information provided by Janus Capital, including, among other information: (1) comparative data showing the one-year and since inception performance of the Fund, the Developed Index and the Global Index; (2) a chart that compared the returns of the Developed Index and Global Index from the Fund’s inception through September 30, 2009, which showed that the returns of the Fund have corresponded more closely to those of the Global Index over the period; (3) a chart that compared the performance of the Fund against both the Developed Index and the Global Index for the most recent one-year period, which showed that the two benchmarks have performed differently at times over that period; and (4) the Fund’s past and expected investment in foreign securities.

The Trustees also met in executive session with their independent legal counsel to review and discuss the proposed change in the benchmark index, and considered information and analysis provided by the Trustees’ independent fee consultant.

In considering whether to approve the Amended Advisory Agreement, the Board of Trustees noted that, except for the change in the benchmark index, the Amended Advisory Agreement was substantially similar to the current Investment Advisory Agreement, which was most recently approved by them at a meeting held on December 11, 2009, and the Board took note of their findings with respect to that approval. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Fund and concluded that the services provided were acceptable.

Based on its consideration of all information it deemed relevant, the Board of Trustees concluded that the Global Index, which includes exposure to emerging markets, is a more appropriate benchmark index for evaluating the Fund’s performance.

72 | SEPTEMBER 30, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Alternative Funds | 73

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

74 | SEPTEMBER 30, 2010

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Alternative Funds | 75

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended September 30, 2010:

Dividends Received Deduction Percentage

Fund

Janus Global Real Estate Fund	1%

Qualified Dividend Income Percentage

Fund

Janus Global Real Estate Fund	39%

76 | SEPTEMBER 30, 2010

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital).

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	48	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	48	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

Janus Alternative Funds | 77

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	48	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member of the Board of Governors for Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	48	Trustee of PayPal Funds (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	48*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	48	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, an offshore product, consisting of 17 funds. Including Janus Capital Funds Plc and the 48 funds comprising the Janus funds, Mr. Mullen oversees 65 funds.

78 | SEPTEMBER 30, 2010

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	48	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	48	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	48	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Alternative Funds | 79

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Patrick Brophy 151 Detroit Street Denver, CO 80206 DOB: 1965	Executive Vice President and Portfolio Manager Janus Global Real Estate Fund	11/07-Present	Portfolio Manager for other Janus accounts. Formerly, Principal at THK Associates, Inc. (market economics and land planning firm) (1990-2005).

David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Co-Portfolio Manager Janus Long/Short Fund	8/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); and Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

80 | SEPTEMBER 30, 2010

[This page intentionally left blank.]

Janus Alternative Funds | 81

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on June 10, 2010. At the meeting, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below. Proposal 2 is not reflected below since it applied to another fund.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	93,164,070,144	55,991,400,493	2,811,668,991	58,803,069,484	60.100%	3.018%	63.118%	95.218%	4.782%	100.000%
William F. McCalpin	93,164,070,144	55,992,793,728	2,810,275,756	58,803,069,484	60.102%	3.016%	63.118%	95.221%	4.779%	100.000%
John W. McCarter, Jr.	93,164,070,144	55,954,311,420	2,848,758,064	58,803,069,484	60.060%	3.058%	63.118%	95.155%	4.845%	100.000%
Dennis B. Mullen	93,164,070,144	55,978,512,378	2,824,557,106	58,803,069,484	60.086%	3.032%	63.118%	95.197%	4.803%	100.000%
James T. Rothe	93,164,070,144	55,983,957,794	2,819,111,690	58,803,069,484	60.092%	3.026%	63.118%	95.206%	4.794%	100.000%
William D. Stewart	93,164,070,144	55,987,683,815	2,815,385,669	58,803,069,484	60.096%	3.022%	63.118%	95.212%	4.788%	100.000%
Martin H. Waldinger	93,164,070,144	55,947,439,881	2,855,629,603	58,803,069,484	60.053%	3.065%	63.118%	95.144%	4.856%	100.000%
Linda S. Wolf	93,164,070,144	55,983,340,411	2,819,729,073	58,803,069,484	60.091%	3.027%	63.118%	95.205%	4.795%	100.000%
John P. McGonigle	93,164,070,144	55,989,461,018	2,813,608,466	58,803,069,484	60.098%	3.020%	63.118%	95.215%	4.785%	100.000%

Proposal 3
To approve an amended and restated investment advisory agreement between Janus Global Real Estate Fund and Janus Capital Management LLC to change the Fund’s benchmark index for purposes of calculating the performance-based investment advisory fee.

		Number of Votes			Percentage of Total Outstanding Votes			Percentage Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Affirmative	Against	Abstain	Affirmative	Against	Abstain

Janus Global Real Estate Fund	24,303,080	11,599,442	965,833	1,329,544	47.728%	3.974%	5.471%	83.480%	6.951%	9.569%

82 | September 30, 2010

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

83

Notes

84 | September 30, 2010

Notes

Janus Alternative Funds | 85

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (11/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1010-271	11-30-10 125-02-01400 11-10

2010 ANNUAL REPORT

Janus Global & International Funds

Janus Global Life Sciences Fund
Janus Global Research Fund
Janus Global Select Fund
(formerly named Janus Orion Fund)
Janus Global Technology Fund
Janus International Equity Fund
Janus Overseas Fund
Janus Worldwide Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing in Janus. As we write this letter at the close of the third quarter, the stock market has just posted its best September since 1939. Skeptics who think the economy is heading for a double-dip recession may call it a case of irrational exuberance. But we think that these “double dippers” underestimated the resiliency of corporate America. U.S. economic growth of around 2% over the next 15 months would not be terrific, but it doesn’t point to a collapsing economy. U.S. corporate profits and finances are in remarkably good shape, bolstered by unprecedented cost cuts, rising cash flows and balance sheets that are much healthier than a few years ago.

Of course, we understand that economic challenges remain. While the U.S. recession officially ended in June 2009, it hasn’t felt that way for millions of Americans. Nearly 15 million people remain out of work, and the economy isn’t generating enough jobs to significantly slash the unemployment rate. The new health care law, changes in tax policy and financial regulations are all weighing heavily on corporate confidence. The modest recoveries in retail sales and the housing market, meanwhile, leave economic growth below where it was a few years ago.

Despite these headwinds, we see opportunities in individual securities, and we’re confident that evaluating companies on their fundamentals is the way to prevail in this uncertain era. For investors with a long horizon, we suggest taking a balanced approach, holding a range of equities and fixed-income assets for the best potential risk-adjusted returns. Patience isn’t easy, but it can be rewarding.

Equities Have Room to Run

Even after the recent rally, stock valuations are compelling. Many large-cap U.S. stocks are trading at price-earnings multiples that are below average, especially when considered in the context of today’s low interest rates. Free cash flows are rising, indicating that companies are finding ways to grow in this environment. And dividends are back in vogue. More than 175 companies in the S&P 500® Index have initiated or raised dividends this year while only three have lowered or eliminated distributions. We believe that dividends are likely to provide a meaningful portion of the total expected returns from equities in the future and we like the financial discipline they impose upon corporate managers.

Foreign markets are providing significant new growth areas too. Rising household incomes in China, Eastern Europe and Latin America are boosting demand for imported goods. China may be putting the brakes on its economy, but its gross domestic product still soared 9.6% late in the period. In Europe, Germany continues to surprise on the upside, with the manufacturing and services purchasing indexes rising in October ahead of consensus forecasts.

Granted, high unemployment and a weak housing market are hindering a broad recovery. But stocks may not need a raging economy to move higher at this stage. Non-financial U.S. firms are sitting on more than $1.8 trillion in cash – money that may accelerate dividends, share buybacks, acquisitions or business investment, fueling higher stock prices. Consumer spending appears resilient for “affordable luxury” goods. And we’re seeing merger-and-acquisition activity pick up, a sign of improving investor sentiment. We can’t say when, but we believe the markets will eventually start to appreciate the value of fundamentally solid firms.

Finding Values in Bonds

Flows into fixed-income funds have surged by over $220 billion this year through September, prompting media buzz of a “bond bubble,” particularly at the short end of the Treasury curve, where yields have been flattening and are near record lows. Certain areas of the market have lost some luster in our view. However, we disagree with the notion of an across-the-board bond bubble. Low inflation data is supportive of current yields. And we continue to see value in investment grade and high-yield corporate credits, along with some foreign corporate bonds. High-yield bonds may also continue to benefit from investor demand for income in this low-rate climate.

Naturally, we’re always on the lookout for changes in expectations for inflation. Recent data points have been

Janus Global & International Funds | 1

Continued

disinflationary, and we expect inflation to trend between 1.0-1.5% over the next 12 months. But we remain concerned that inflation could ramp up quickly as the economy returns to a more normal footing, eventually leading to rate hikes and price pressure across the yield curve.

We’re closely monitoring the Federal Reserve’s (Fed) actions too. The Fed’s program to buy $600 billion in Treasuries (on top of existing asset purchases) is likely to stimulate the economy on the margin and be an uplifting force for “risk assets” like stocks and high-yield bonds. Yet pumping $110 billion a month into the system – essentially by printing money – comes with a tremendous amount of skepticism. The Fed runs the very real risk of creating new asset bubbles, sparking runaway inflation and further devaluing the dollar. It’s a risk we’re monitoring closely.

Looking Ahead

For investors, one issue now is whether to buy stocks and bonds through a passively managed index strategy or go with an active approach. Buying an index fund may certainly look appealing from a risk perspective. But the major indexes may prove to be a poor tool for risk management and preservation of capital, saddling investors with large stakes in companies that may have deteriorating fundamentals. This approach may be risky in such an uncertain and volatile climate, and some of the best opportunities may not be the companies that dominate an index. More than ever, we believe it’s critical to dig deep and evaluate companies on their fundamentals – cash flows, balance sheets, capital structures and credit strategies – in order to determine potential returns. In our view, it’s the only way to discover companies that will ultimately reward you, our shareholders.

Thanks again for your trust and confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

See important disclosures on the next page.

2 | SEPTEMBER 30, 2010

Co-Chief Investment Officers’ Market Perspective (unaudited)

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/info. Read it carefully before you invest or send money.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

The opinions are those of the authors as of September 30, 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

All current and potential future holdings are subject to inherent risks that individuals would need to consider before investing.

There is no assurance that the investment process will consistently lead to successful investing.

For comparative purposes, benchmark “since inception” returns are as of September 30, 2000 or the Fund’s inception date if less than ten years.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (11/10)

Janus Global & International Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was September 30, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2010 to September 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

4 | SEPTEMBER 30, 2010

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Global & International Funds | 5

Janus Global Life Sciences Fund (unaudited)

Fund Snapshot
We take a global approach to identify high quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health-care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

Performance Overview

Janus Global Life Sciences Fund’s Class T Shares outperformed the Fund’s primary benchmark, the S&P 500 Index, rising 12.65% versus the Index’s 12.25% gain during the eleven-month period ended September 30, 2010. The Fund also significantly outperformed the Morgan Stanley Capital International World Health Care Index, the Fund’s secondary benchmark, which rose 7.96% during the period.

Sector Overview

The MSCI World Health Care Index significantly lagged the recovery of the MSCI World Index during the eleven-month period. Some of the headwinds facing the sector include uncertainty on pending U.S. healthcare reform implementation and the drag of austerity measures in Europe (which resulted in higher than normal drug price cuts in the region). The U.S. has also been weighed down by lower utilization rates, as consumers cut back on discretionary health-care spending (e.g., doctor visits, prescription filling) amid still high unemployment levels, higher copays and the expiration of extended insurance (COBRA) benefits.

Despite their relative weakness, health-care stocks received a boost late in the period from increased merger and acquisition activity, as evidenced by the Sanofi-Aventis bid for Genzyme, one of the few remaining large cap biotechnology companies and one of our top holdings. Another important announcement was Pfizer’s acquisition of King Pharmaceuticals, a specialty pharmaceutical company with a strong pain franchise. We think this “bolt on” merger trend will continue, as large pharmaceutical companies seek to bolster their pipelines and supplement growth with new products and complementary franchise.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health care services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The Fund includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term issues that should resolve over time.

Stocks That Aided Returns

Many of the Fund’s top contributors were concentrated in the biotechnology sector and fit into one of our key themes: investing in companies addressing high unmet medical needs. Examples include Human Genome Sciences (potential to launch the first new therapy for Lupus in over 50 years) and Dendreon (launching Provenge for prostate cancer, the first cancer therapy to directly harness the immune system to fight cancer cells). In the device area, HeartWare International has developed the HVAD, a potential best in class artificial heart pump for the treatment of severe heart failure. We believe this product could significantly improve survival rates versus standard drug therapy alone while also enhancing quality of life.

As mentioned previously, Genzyme received a take-out offer from Sanofi-Aventis. The bid verified our thesis that the company has valuable assets with several enzyme replacement therapies that are crucial for survival. We also believe Genzyme has resolved most of the manufacturing problems, which hampered the company in 2009, allowing for a near-term return to growth.

6 | SEPTEMBER 30, 2010

(unaudited)

Stocks That Weighed on Returns

Several of our detractors failed to meet revenue or earnings expectations. Gilead Sciences suffered a larger than expected hit from U.S. health-care reform and European austerity measures. Athenahealth suffered from weak utilization trends (due largely to the economy and high unemployment) which weighed on near-term revenues. AMAG Pharmaceuticals sold off due to a weaker than expected launch for FeraHeme, weighed down by reimbursement changes in the dialysis setting and lingering safety concerns.

On the regulatory front, biotechnology holding XenoPort, Inc. declined significantly after the U.S. Food and Drug Administration (FDA) delayed approval of its restless leg syndrome drug due to concerns about animal toxicity. Roche Pharmaceuticals, Inc. suffered from a variety of pipeline setbacks, most notably, disappointing clinical data for Taspoglutide for diabetes.

Risk Management

The Fund continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. The Fund may also utilize options and futures contracts in an attempt to mitigate risks and enhance the performance of the portfolio.* (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Looking Ahead

We continue to view valuations as extremely attractive throughout the healthcare sector. After underperforming for 6 of the last 7 years, health care stocks are trading at historically wide discounts to the rest of the market. In a world with low interest rates, pharmaceutical dividend yields are near 15-year highs.

While we recognize the near term challenges for the sector, we continue to find a range of attractive opportunities and believe the slower growth this year should lead to easier revenue growth comparables next year. We believe the long-term drivers of healthcare spending remain intact, including aging populations, rising life expectancies, and higher standards of living globally. We continue to favor companies addressing high unmet medical needs or helping to control rising healthcare costs.

Thank you for your continued investment in Janus Global Life Sciences Fund.

*	Any portfolio risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

Janus Global & International Funds | 7

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Genzyme Corp.	1.31%
Alexion Pharmaceuticals, Inc.	1.22%
Human Genome Sciences, Inc.	1.02%
Dendreon Corp.	1.02%
HeartWare International, Inc.	0.95%

5 Bottom Performers – Holdings

Contribution

XenoPort, Inc.	–0.73%
Genmab A/S	–0.61%
AMAG Pharmaceuticals, Inc.	–0.59%
Gilead Sciences, Inc.	–0.58%
athenahealth, Inc.	–0.55%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	14.25%	94.79%	12.15%
Materials	0.42%	1.07%	3.51%
Consumer Discretionary	0.00%	0.00%	10.04%
Energy	0.00%	0.00%	11.20%
Financials	0.00%	0.00%	15.69%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	–0.10%	4.14%	11.42%
Utilities	0.00%	0.00%	3.62%
Telecommunication Services	0.00%	0.00%	2.98%
Information Technology	0.00%	0.00%	18.94%
Industrials	0.00%	0.00%	10.45%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8 | SEPTEMBER 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Celgene Corp. Medical – Biomedical and Genetic	3.4%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	3.3%
GlaxoSmithKline PLC (ADR) Medical – Drugs	3.1%
Abbott Laboratories Medical – Drugs	3.0%
Merck & Co., Inc. Medical – Drugs	3.0%

15.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 1.9% for long positions and (0.6)% for short positions of total net assets.

*Includes Securities Sold Short of (0.6)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

Janus Global & International Funds | 9

Janus Global Life Sciences Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	12.65%	8.78%	2.22%	–0.39%	6.92%	1.10%
MOP	6.18%	2.55%	1.01%	–0.98%	6.38%

Janus Global Life Sciences Fund – Class C Shares
NAV	11.81%	7.91%	1.44%	–1.12%	6.14%	1.87%
CDSC	10.69%	6.83%	1.44%	–1.12%	6.14%

Janus Global Life Sciences Fund – Class D Shares(1)	12.75%	8.88%	2.34%	–0.24%	7.07%	0.97%

Janus Global Life Sciences Fund – Class I Shares	12.79%	8.98%	2.32%	–0.25%	7.06%	0.87%

Janus Global Life Sciences Fund – Class S Shares	12.41%	8.49%	2.04%	–0.54%	6.76%	1.37%

Janus Global Life Sciences Fund – Class T Shares	12.65%	8.78%	2.32%	–0.25%	7.06%	1.10%

S&P 500® Index	12.25%	10.16%	0.64%	–0.43%	1.14%

Morgan Stanley Capital International World Health Care Index	7.96%	6.42%	1.54%	1.23%	1.45%

Lipper Quartile – Class T Shares	–	1st	2nd	4th	1st

Lipper Ranking – based on total return for Global Health/Biotechnology Funds	–	9/46	10/34	22/28	3/12

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

10 | SEPTEMBER 30, 2010

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Effective February 16, 2010, Janus Global Life Sciences Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Global Life Sciences Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Janus Global & International Funds | 11

Janus Global Life Sciences Fund (unaudited)

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$988.00	$5.58

Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$983.90	$9.40

Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$988.40	$5.08

Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$988.40	$4.79

Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$987.00	$6.67

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$987.50	$5.48

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57

†	Expenses are equal to the annualized expense ratio of 1.12% for Class A Shares, 1.89% for Class C Shares, 1.02% for Class D Shares, 0.96% for Class I Shares, 1.34% for Class S Shares and 1.10% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
*	Formerly named Class J Shares.

12 | SEPTEMBER 30, 2010

Janus Global Life Sciences Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 98.0%
Chemicals – Diversified – 0.8%
78,091	Bayer A.G.**	$5,452,499
Dialysis Centers – 1.6%
152,220	DaVita, Inc.*	10,507,747
Heart Monitors – 1.5%
144,180	HeartWare International, Inc.*	9,913,817
Instruments – Scientific – 1.4%
204,417	Thermo Fisher Scientific, Inc.*	9,787,486
Medical – Biomedical and Genetic – 27.8%
308,678	Acorda Therapeutics, Inc.*	10,192,548
262,847	Alexion Pharmaceuticals, Inc.*	16,916,833
152,010	AMAG Pharmaceuticals, Inc.*	2,616,092
120,965	Amgen, Inc.*	6,666,381
353,275	Amylin Pharmaceuticals, Inc.*	7,365,784
385,866	Aveo Pharmaceuticals, Inc.*	4,298,547
400,518	Celgene Corp.*,**	23,073,841
226,700	Dendreon Corp.*	9,335,506
1,271,821	Fibrogen, Inc. – Private Placement°° ,§	5,786,786
224,346	Genzyme Corp.*	15,881,453
628,412	Gilead Sciences, Inc.*,**	22,377,751
347,795	Human Genome Sciences, Inc.*	10,360,813
936,682	Incyte Corp., Ltd.*	14,977,545
182,930	Life Technologies Corp.*	8,541,002
274,593	Myriad Genetics, Inc.*	4,506,071
211,856	United Therapeutics Corp.*	11,866,055
328,065	Vertex Pharmaceuticals, Inc.*	11,341,207
		186,104,215
Medical – Drugs – 32.6%
383,382	Abbott Laboratories	20,027,875
1,158,488	Achillion Pharmaceuticals, Inc.*	3,498,634
198,428	Auxilium Pharmaceuticals, Inc.*	4,917,046
490,994	Biovail, Corp.*	12,299,400
502,643	Bristol-Myers Squibb Co.	13,626,652
543,499	Forest Laboratories, Inc.*	16,810,424
524,762	GlaxoSmithKline PLC (ADR)	20,738,593
619,148	Ironwood Pharmaceuticals, Inc.*	6,302,927
647,815	King Pharmaceuticals, Inc.*	6,452,237
542,497	Merck & Co., Inc.	19,969,314
94,444	Merck KGaA**	7,935,230
273,000	Novartis A.G.**	15,735,333
739,099	Pfizer, Inc.	12,690,330
142,421	Roche Holding A.G.**	19,451,148
244,480	Salix Pharmaceuticals, Ltd.*	9,710,746
129,507	Sanofi-Aventis S.A.**	8,641,270
477,125	Savient Pharmaceuticals, Inc.*	10,911,849
128,621	Shire PLC (ADR)	8,653,621
		218,372,629
Medical – Generic Drugs – 3.8%
8,364,183	Mediquest Therapeutics – Private Placement*,°° ,§,£	2,509,255
545,015	Mylan, Inc.*	10,251,732
120,983	Pharmstandard (GDR) (144A)*,**	2,710,541
185,816	Teva Pharmaceutical S.P. (ADR)	9,801,794
		25,273,322
Medical – HMO – 2.0%
375,921	UnitedHealth Group, Inc.	13,198,586
Medical Information Systems – 1.1%
216,741	athenahealth, Inc.*	7,156,788
Medical Instruments – 3.1%
338,330	Conceptus, Inc.*	4,652,038
776,447	Lifesync Holdings, Inc.*,°° ,§,£	892,914
381,210	St. Jude Medical, Inc.*	14,996,801
		20,541,753
Medical Products – 11.1%
195,508	Baxter International, Inc.	9,327,687
69,570	Becton, Dickinson and Co.	5,155,137
196,540	Carefusion Corp.*	4,882,054
305,907	Covidien PLC (U.S. Shares)**	12,294,402
118,710	Henry Schein, Inc.*	6,954,032
208,211	Johnson & Johnson	12,900,753
214,517	Stryker Corp.	10,736,576
196,650	Varian Medical Systems, Inc.*	11,897,325
		74,147,966
Optical Supplies – 1.6%
65,724	Alcon, Inc. (U.S. Shares)**	10,962,106
Pharmacy Services – 2.8%
262,065	Express Scripts, Inc. – Class A*	12,762,566
122,115	Medco Health Solutions, Inc.*	6,357,307
		19,119,873
Physical Practice Management – 0.7%
88,113	Mednax, Inc.*	4,696,423
Retail – Drug Store – 3.1%
399,525	CVS Caremark Corp.**	12,573,052
245,600	Walgreen Co.	8,227,600
		20,800,652
Soap and Cleaning Preparations – 0.8%
95,824	Reckitt Benckiser Group PLC	5,274,372
Therapeutics – 2.2%
726,350	Allos Therapeutics, Inc.*	3,428,372
146,290	BioMarin Pharmaceutical, Inc.*	3,269,582
122,068	Onyx Pharmaceuticals, Inc.*	3,220,154
235,422	Theravance, Inc.*	4,731,982
		14,650,090

Total Common Stock (cost $554,964,495)		655,960,324

Preferred Stock – 1.0%
Medical – Biomedical and Genetic – 0.3%
5,192,551	Mediquest Therapeutics – Private Placement (Series A-1), 0%°° ,§	1,557,765
Therapeutics – 0.7%
2,919,304	Portola Pharmaceuticals, Inc. – Private Placement°° ,§	4,846,045

Total Preferred Stock (cost $7,265,869)		6,403,810

Warrants – 0%
Medical – Generic Drugs – 0%
3,345,673	Mediquest Therapeutics, expires 6/15/11*,°° ,§	3
803,980	Mediquest Therapeutics, expires 6/15/12*,°° ,§	1

Total Warrants (cost $94,066)		4

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 13

Janus Global Life Sciences Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Money Market – 1.4%
9,648,000	Janus Cash Liquidity Fund LLC, 0% (cost $9,648,000)	$9,648,000

Total Investments (total cost $571,972,430) – 100.4%		672,012,138

Securities Sold Short – (0.6)%
Medical – Drugs – (0.6)%
117,515	Dr. Reddy’s Laboratories, Ltd. (proceeds $1,907,387)	(3,786,333)

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,368,392

Net Assets – 100%		$669,594,197

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$12,299,400	1.8%
France	8,641,270	1.3%
Germany	13,387,729	2.0%
Ireland	12,294,402	1.8%
Israel	9,801,794	1.4%
Jersey	8,653,621	1.3%
Russia	2,710,541	0.4%
Switzerland	46,148,587	6.9%
United Kingdom	26,012,967	3.9%
United States††	532,061,827	79.2%

Total	$672,012,138	100.0%

††	Includes Cash Equivalents (77.7% excluding Cash Equivalents)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

India	$(3,786,333)	100.0%

Total	$(3,786,333)	100.0%

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
Euro 11/18/10	2,460,000	$3,351,896	$(140,538)
Swiss Franc 11/18/10	11,350,000	11,559,076	(273,741)

		14,910,972	(414,279)

HSBC Securities (USA), Inc.:
Euro 10/7/10	3,068,000	4,181,898	(120,633)
Russian Rouble 10/7/10	46,100,000	1,506,902	28,230
Swiss Franc 10/7/10	6,200,000	6,311,281	(347,736)

		12,000,081	(440,139)

JP Morgan Chase & Co.:
Euro 11/10/10	2,550,000	3,474,800	1,615

		3,474,800	1,615

Total		$30,385,853	$(852,803)

See Notes to Schedules of Investments and Financial Statements.

14 | SEPTEMBER 30, 2010

Janus Global Research Fund (unaudited)

Fund Snapshot
Our analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe that a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Team-Based Approach Led by Jim Goff, Director of Research

Performance Overview

For the eleven-month period ended September 30, 2010, Janus Global Research Fund’s Class T Shares returned 18.67%, as compared to a 11.21% return for its benchmark, the Morgan Stanley Capital International World Growth Index. We are pleased with our performance during the period.

Economic Overview

Despite the weak economy, we have found corporate margins, earnings and free cash flow were strong. Corporate cash levels were at a 50-year high, but, investment as a share of gross domestic product was at a 50-year low. With some signs of policy certainty and more confidence, we believe the economy could strengthen. One plausible scenario we see is that corporations increase employment, wages, and capital spending while mergers, stock buybacks and dividends rise, fueled by low rates from the bond market. With an improving corporate sector, we think consumer confidence should improve, resulting in higher spending. Ultimately, this scenario should benefit the stock market. We think the starting point is good, as the market has focused on the uncertainty of the situation and priced in a lot of bad news. Valuation and history have been on the stock market’s side. There appear to be modest expectations, and the gap between earnings yields and Treasury yields is as high as it has been in 30 years. Stocks have tended to do well after extended periods of poor performance. Historically, after a significant up move in the stock market, flows into equities improved.

Sector Views

Based on our seven research sectors within the MSCI World Growth Index, industrials had the strongest relative performance followed by consumer. Our bottom-up approach puts us in touch with thousands of companies and industry participants, and we use those conversations, surveys and other research tools to gain a broader outlook on sectors.

Communications

The strength of the advertising recovery surprised the market, although our surveys and research had anticipated much of this improvement. As advertisers returned to the task of brand building, they shifted spending to the successful combination of television and Internet. As the line between these medium further blurs, we expect the demand for traditional media content to grow. On the distribution side, mobile data usage accelerated, driven by the increased penetration of smartphones and other new devices. Tower companies benefited because mobile operators must add network capacity to their networks.

Consumer

We saw strength in both high-end retailers and low-end retailers, but there was weakness in the middle. High unemployment pushed middle-market shoppers toward the low-end retailers. Sales were heavily event- or holiday-driven with consumers showing little resistance to paying full price for discretionary items. This explained good back-to-school numbers and we believe was a sign that consumers will be out shopping for the holidays. In Europe, demand was largely resilient and stable, despite the feared impact from sovereign debt volatility and austerity plans. Emerging market demand also remained strong but we are watchful of inflation in those markets.

Energy

We remained bullish long-term on oil prices, but cautious on some near-term areas. Near-term concerns include i) below normal global economic growth, ii) high levels of inventory and iii) spare productive capacity. Global political uncertainty may support oil prices but given inventory levels, we likely need global demand to pick up for prices to strengthen. Longer term, we believe that as the global economy normalizes, oil demand will indeed pick up and sop up these excesses. The well documented woes of the natural-gas market continued. Economic weakness depressed demand while new technology unlocked large volume growth potential.

Janus Global & International Funds | 15

Janus Global Research Fund (unaudited)

Financials

The passage of U.S. financial reform and reduced uncertainty about global capital standards under the Basel 3 guidelines provided some regulatory clarity, but the economic uncertainty continued to weigh on the sector. Financials struggled to show significant profit growth in the face of modest loan demand, and a historically low and flattening yield curve. On the positive side, credit quality continued to improve, and merger and acquisition activity increased. We also saw greater strength in Europe than many thought possible during the most concerning days of the sovereign debt crisis this spring.

Health Care

Generally speaking, health care stocks were cheap and unloved by investors. After terrible performance over the summer due to fears about health care utilization and more broadly about a double-dip recession, it felt as if investors became more comfortable about the outlook. Some of the lower utilization reduction stemmed from fewer cases of H1N1, from plan changes, and from the expiration of extended insurance coverage, or COBRA, for those who lost jobs. Some of these issues should be mitigated as we get into 2011. Still, we were not convinced these factors explained the full story. Some of the issues, such as low employment, increased cost shifting to patients and overall economic conditions may linger.

Industrials

The industrial data late in the period was positive and the probability of a double-dip recession declined. All regions of the world experienced positive growth. Even in Europe, despite austerity programs. Export-driven Germany more than offset the weakness of the much smaller markets of Italy and Greece. The ongoing recovery benefited the industrials sector and its cyclical exposure. Even the worst hit end-market, construction, appeared to have bottomed. Existing home sales and construction in the U.S. remained depressed, but showed early signs of a recovery.

Technology

Long-term, the key theme in technology remained the cautious information technology (IT) spending by corporations and longer term trends favoring those companies that can earn a larger share of the money spent on new technology. This caution seemed more acute in Europe than in the U.S. Shorter term, however, an important theme was what we call “tablet mania.” The sweeping success of the iPad has broad implications for the sector beyond just for Apple Inc. The iPad will likely have the most successful first year in terms of adoption of any product. This success and likely appearance of competent competitors puts long-term pressure on the traditional infrastructure of Windows-based PCs and the components suppliers to this area; while opening up opportunities for those companies that are able to address this growing market.

Holdings Overview

Our relative outperformance during the period was largest in the technology, industrial and financial sectors, although all seven research sectors contributed.

Within technology, ARM Holdings PLC was a top contributor. The U.K.-based semiconductor intellectual property licensing company has experienced increasing royalty revenues from the growth in smart phones, which routinely use ARM-based chips.

Apple, Inc. also moved steadily higher during the period. The computer and mobile device maker has continued to demonstrate sales strength in its international markets and market share gains in all of its product segments.

Aggreko PLC moved sharply higher during the period. We feel the U.K. provider of temporary power solutions will benefit from power shortages in emerging markets, particularly in Africa, which has suffered from significant under-investment in power plants because of high capital costs and risks.

Individual detractors included health-care holding, Myriad Genetics, Inc. The molecular diagnostic equipment company’s ability to penetrate ends markets, particularly in obstetrics/gynecology and oncology, was not as strong as we had hoped. In addition, the company’s products were more economically sensitively than we anticipated. We sold the position.

Roche Pharmaceuticals, Inc. also weighed on performance. The Switzerland-based company was hit by several drug pipeline setbacks, but we continue to consider it as one of the best positioned pharmaceutical companies with strong long-term prospects.

Financial reform weighed on Morgan Stanley’s shares. The financial holding company continued to repair its balance sheet from the financial crisis and demonstrated good growth in both capital and underwriting in its investment banking business. We believe Morgan Stanley will continue to gain market share and that management is focused on capital allocation and unlocking value across its businesses.

16 | SEPTEMBER 30, 2010

(unaudited)

Derivatives

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

We are committed to the success of Janus Global Research Fund – as managers and as investors. Janus analysts and I have substantial funds in Janus’ U.S. and global research portfolios. We believe this alignment with our shareholders is a good reminder of our commitment to our process. We have a top-notch investment team and a disciplined and repeatable investment process that attempts to capture the value of our research in a highly diversified portfolio. We will go through some periods of underperformance, but by staying disciplined, we hope to reward long-term investors with continued strong risk-adjusted returns.

Thank you for your investment in Janus Global Research Fund.

Janus Global & International Funds | 17

Janus Global Research Fund (unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	1.59%
Aggreko PLC	1.49%
Apple, Inc.	0.86%
Novo Nordisk A/S	0.77%
MRV Engenharia e Participacoes S.A. (144A)	0.74%

5 Bottom Performers – Holdings

Contribution

Myriad Genetics, Inc.	–0.50%
Roche Holding A.G.	–0.22%
Morgan Stanley	–0.16%
International Game Technology	–0.15%
Petroleo Brasileiro S.A. (ADR)	–0.15%

4 Top Performers – Sectors†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	6.56%	24.27%	24.36%
Technology	4.94%	18.57%	18.12%
Consumer	4.33%	20.05%	20.32%
Health Care	1.16%	12.33%	12.25%

3 Bottom Performers – Sectors†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	0.85%	9.94%	9.98%
Communications	0.98%	6.23%	6.19%
Energy	1.11%	8.61%	8.78%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
†	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

18 | SEPTEMBER 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Ivanhoe Mines, Ltd. Metal – Diversified	1.9%
Apple, Inc. Computers	1.7%
Oracle Corp. Enterprise Software/Services	1.5%
Newmont Mining Corp. Gold Mining	1.5%
Isuzu Motors, Ltd. Automotive – Cars and Light Trucks	1.4%

8.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 10.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

Janus Global & International Funds | 19

Janus Global Research Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010					per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	18.64%	15.50%	6.52%	8.20%	1.30%	1.30%
MOP	11.86%	8.88%	5.27%	7.06%

Janus Global Research Fund – Class C Shares
NAV	17.79%	14.66%	5.70%	7.37%	2.05%	2.05%
CDSC	16.61%	13.51%	5.70%	7.37%

Janus Global Research Fund – Class D Shares(1)	18.75%	15.61%	6.57%	8.24%	1.17%	1.17%

Janus Global Research Fund – Class I Shares	18.93%	15.68%	6.55%	8.22%	1.05%	1.05%

Janus Global Research Fund – Class S Shares	18.29%	15.15%	6.25%	7.93%	1.55%	1.55%

Janus Global Research Fund – Class T Shares	18.67%	15.52%	6.55%	8.22%	1.30%	1.30%

Morgan Stanley Capital International World Growth Index	11.21%	10.22%	2.17%	3.02%

Morgan Stanley Capital International All Country World IndexSM	10.12%	8.42%	2.39%	3.20%

Russell 1000® Index	13.26%	10.75%	0.86%	1.43%

Lipper Quartile – Class T Shares	–	1st	1st	1st

Lipper Ranking – based on total return for Global Funds	–	73/614	13/329	12/301

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

20 | SEPTEMBER 30, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”) and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective February 16, 2010, Janus Global Research Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Global Research Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares, reflects the fees and expenses of Class D Shares, net of any fee and expense limitations of waivers.

Janus Global & International Funds | 21

Janus Global Research Fund (unaudited)

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Global Research Fund compares its performance to the MSCI World Growth Index, and such benchmark index is used to calculate the Fund’s performance-based adjustment to the investment advisory fee for periods after January 1, 2007. Prior to January 1, 2007, the Fund’s benchmark index was the Russell 1000® Growth Index.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

22 | SEPTEMBER 30, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,054.80	$6.59

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,051.20	$9.92

Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,056.30	$5.62

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,056.30	$4.95

Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,054.20	$7.36

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,055.50	$6.03

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92

†	Expenses are equal to the annualized expense ratio of 1.28% for Class A Shares, 1.93% for Class C Shares, 1.09% for Class D Shares, 0.96% for Class I Shares, 1.43% for Class S Shares and 1.17% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

Janus Global & International Funds | 23

Janus Global Research Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 98.4%
Aerospace and Defense – 1.3%
561,758	BAE Systems PLC	$3,023,486
Agricultural Chemicals – 1.2%
11,563	Syngenta A.G.	2,876,157
Agricultural Operations – 0.6%
1,728,000	Chaoda Modern Agriculture Holdings, Ltd.	1,427,766
Airlines – 0.8%
62,474	Ryanair Holdings PLC (ADR)*	1,924,824
Apparel Manufacturers – 0.8%
46,946	Coach, Inc.	2,016,800
Athletic Footwear – 1.0%
29,123	NIKE, Inc. – Class B	2,333,917
Auction House – Art Dealer – 0.9%
106,667	Ritchie Bros Auctioneers, Inc.	2,206,760
Automotive – Cars and Light Trucks – 1.4%
866,000	Isuzu Motors, Ltd.	3,351,894
Beverages – Wine and Spirits – 0.9%
122,545	Diageo PLC	2,111,417
Brewery – 0.9%
39,060	Anheuser-Busch InBev N.V.	2,294,526
21,000	Anheuser-Busch InBev N.V. – VVPR Strip*	86
		2,294,612
Building – Residential and Commercial – 2.3%
346,700	MRV Engenharia e Participacoes S.A.	3,291,365
3,387	NVR, Inc.*	2,193,184
		5,484,549
Building and Construction Products – Miscellaneous – 0.5%
47,610	Owens Corning*	1,220,244
Cable/Satellite TV – 0.3%
18,968	Kabel Deutschland Holding A.G. (144A)	711,022
Casino Hotels – 1.1%
314,506	Crown, Ltd.	2,549,864
Casino Services – 0.7%
118,673	International Game Technology	1,714,825
Cellular Telecommunications – 1.5%
31,368	America Movil S.A.B. de C.V. – Series L (ADR)	1,672,855
756,773	Vodafone Group PLC	1,873,126
		3,545,981
Chemicals – Diversified – 0.7%
28,223	K+S A.G.	1,689,969
Commercial Banks – 1.7%
79,579	ICICI Bank, Ltd.	1,969,008
71,864	Standard Chartered PLC	2,064,773
		4,033,781
Commercial Services – 1.4%
112,385	Aggreko PLC	2,774,938
52,345	Live Nation, Inc.*	517,169
		3,292,107
Commercial Services – Finance – 0.1%
11,802	Verisk Analytics, Inc.*	330,574
Computer Services – 0.7%
12,977	International Business Machines Corp.	1,740,735
Computers – 2.2%
14,205	Apple, Inc.*	4,030,669
26,126	Research In Motion, Ltd. (U.S. Shares)*	1,272,075
		5,302,744
Computers – Peripheral Equipment – 0.5%
63,477	Logitech International S.A.*	1,107,414
Consulting Services – 0.7%
59,585	Gartner, Inc.*	1,754,182
Consumer Products – Miscellaneous – 1.2%
21,435	Clorox Co.	1,431,001
48,969	Jarden Corp.	1,524,405
		2,955,406
Containers – Metal and Glass – 0.7%
59,777	Crown Holdings, Inc.*	1,713,209
Cosmetics and Toiletries – 0.9%
27,998	Colgate-Palmolive Co.	2,151,926
Dialysis Centers – 0.8%
26,810	DaVita, Inc.*	1,850,694
Distribution/Wholesale – 2.2%
175,100	Adani Enterprises, Ltd.	2,584,147
470,000	Li & Fung, Ltd.	2,630,802
		5,214,949
Diversified Banking Institutions – 1.8%
75,767	Bank of America Corp.	993,305
8,452	Goldman Sachs Group, Inc.	1,221,990
29,589	JPMorgan Chase & Co.	1,126,453
40,873	Morgan Stanley	1,008,746
		4,350,494
Diversified Operations – 1.8%
62,128	Danaher Corp.	2,523,018
41,275	Illinois Tool Works, Inc.	1,940,751
		4,463,769
E-Commerce/Services – 0.6%
56,028	eBay, Inc.*	1,367,083
Educational Software – 0.6%
114,211	Educomp Solutions, Ltd.	1,551,017
Electric – Generation – 0.3%
56,686	AES Corp.*	643,386
Electric Products – Miscellaneous – 0.7%
19,729	LG Electronics, Inc.	1,663,027
Electronic Components – Miscellaneous – 1.3%
109,272	Tyco Electronics, Ltd. (U.S. Shares)	3,192,928
Electronic Components – Semiconductors – 1.9%
434,328	ARM Holdings PLC	2,707,036
68,298	Texas Instruments, Inc.	1,853,608
		4,560,644
Electronic Connectors – 0.5%
25,511	Amphenol Corp. – Class A	1,249,529
Enterprise Software/Services – 2.5%
40,327	Autonomy Corp. PLC*	1,149,301
131,920	Oracle Corp.	3,542,051
17,100	Totvs S.A.	1,313,052
		6,004,404

See Notes to Schedules of Investments and Financial Statements.

24 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares		Value

Finance – Investment Bankers/Brokers – 0.4%
76,194	Charles Schwab Corp.	$1,059,097
Finance – Other Services – 1.2%
128,200	BM&F Bovespa S.A.	1,072,312
3,954	CME Group, Inc.	1,029,819
40,300	Hong Kong Exchanges & Clearing, Ltd.	792,335
		2,894,466
Food – Catering – 0.0%
1,713,000	FU JI Food & Catering Services Holdings, Ltd.*,§,mu ,°°	0
Food – Miscellaneous/Diversified – 0.7%
26,404	Groupe Danone	1,581,064
Food – Wholesale/Distribution – 1.0%
985,000	Olam International, Ltd.	2,440,582
Gold Mining – 2.7%
43,298	Agnico-Eagle Mines, Ltd. (U.S. Shares)	3,075,457
56,036	Newmont Mining Corp.	3,519,620
		6,595,077
Hotels and Motels – 0.5%
30,346	Marriott International, Inc. – Class A	1,087,297
Human Resources – 1.1%
217,353	Capita Group PLC	2,685,866
Independent Power Producer – 0.2%
26,429	NRG Energy, Inc.*	550,252
Industrial Automation and Robotics – 1.0%
19,200	Fanuc, Ltd.	2,435,707
Instruments – Scientific – 0.4%
21,925	Thermo Fisher Scientific, Inc.*	1,049,769
Investment Management and Advisory Services – 0.7%
35,081	T. Rowe Price Group, Inc.	1,756,330
Life and Health Insurance – 1.1%
16,801	AFLAC, Inc.	868,780
190,647	Prudential PLC	1,907,887
		2,776,667
Medical – Biomedical and Genetic – 2.3%
32,724	Alexion Pharmaceuticals, Inc.*	2,106,116
27,829	Celgene Corp.*	1,603,229
24,985	Genzyme Corp.*	1,768,688
		5,478,033
Medical – Drugs – 5.3%
28,388	Abbott Laboratories	1,482,989
61,399	Bristol-Myers Squibb Co.	1,664,527
153,238	GlaxoSmithKline PLC	3,022,773
226,339	Glenmark Pharmaceuticals, Ltd.	1,510,867
24,392	Novo Nordisk A/S	2,414,651
20,436	Roche Holding A.G.	2,791,047
		12,886,854
Medical – Generic Drugs – 0.5%
22,704	Teva Pharmaceutical S.P. (ADR)	1,197,636
Medical Products – 0.5%
31,502	Covidien PLC (U.S. Shares)	1,266,065
Metal – Diversified – 1.9%
194,687	Ivanhoe Mines, Ltd.*	4,569,069
Multimedia – 1.1%
93,126	News Corp. – Class A	1,216,226
125,121	WPP PLC	1,385,428
		2,601,654
Networking Products – 0.9%
97,121	Cisco Systems, Inc.*	2,126,950
Oil – Field Services – 2.3%
159,925	AMEC PLC	2,480,706
53,287	Halliburton Co.	1,762,201
55,766	Petrofac, Ltd.	1,203,650
		5,446,557
Oil and Gas Drilling – 1.2%
20,927	Helmerich & Payne, Inc.	846,706
287,780	Karoon Gas Australia, Ltd. (144A)	2,099,595
		2,946,301
Oil Companies – Exploration and Production – 1.9%
265,949	Cairn Energy PLC*	1,896,310
54,628	Canadian Natural Resources, Ltd.	1,890,152
10,635	Occidental Petroleum Corp.	832,721
		4,619,183
Oil Companies – Integrated – 1.5%
100,975	BG Group PLC	1,775,281
52,256	Petroleo Brasileiro S.A. (ADR)	1,895,325
		3,670,606
Oil Field Machinery and Equipment – 0.5%
15,325	Cameron International Corp.*	658,362
44,734	Wellstream Holdings PLC	538,561
		1,196,923
Oil Refining and Marketing – 1.2%
83,217	Reliance Industries, Ltd.	1,829,226
59,663	Valero Energy Corp.	1,044,699
		2,873,925
Pharmacy Services – 0.8%
40,094	Express Scripts, Inc. – Class A*	1,952,578
Pipelines – 0.4%
17,571	Kinder Morgan Management LLC*	1,058,653
Printing – Commercial – 0.5%
30,804	VistaPrint N.V. (U.S. Shares)*	1,190,575
Real Estate Management/Services – 0.5%
12,665	Jones Lang LaSalle, Inc.	1,092,610
Real Estate Operating/Development – 1.9%
73,090	Brookefield Asset Management, Inc. – Class A (U.S. Shares)	2,073,563
533,995	Hang Lung Properties, Ltd.	2,604,356
		4,677,919
Retail – Apparel and Shoe – 2.1%
10,000	Fast Retailing Co., Ltd.	1,409,136
19,901	Inditex S.A.	1,579,563
81,926	Limited Brands, Inc.	2,193,978
		5,182,677
Retail – Bedding – 0.6%
34,095	Bed Bath & Beyond, Inc.*	1,480,064
Retail – Jewelry – 0.7%
36,757	Compagnie Financiere Richemont S.A.	1,769,574

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 25

Janus Global Research Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Retail – Major Department Stores – 0.8%
53,286	Nordstrom, Inc.	$1,982,239
Rubber/Plastic Products – 1.2%
107,119	Jain Irrigation Systems, Ltd.	2,832,660
Semiconductor Components/Integrated Circuits – 1.9%
241,766	Atmel Corp.*	1,924,457
149,179	Marvell Technology Group, Ltd.*	2,612,125
		4,536,582
Semiconductor Equipment – 0.9%
71,438	ASML Holdings N.V. (U.S. Shares)	2,123,852
Soap and Cleaning Preparations – 0.9%
39,281	Reckitt Benckiser Group PLC	2,162,116
Steel – Producers – 0.8%
55,254	ArcelorMittal	1,828,491
Telecommunication Equipment – 1.3%
74,268	CommScope, Inc.*	1,763,123
190,185	Tellabs, Inc.	1,416,878
		3,180,001
Telecommunication Services – 0.5%
41,899	Amdocs, Ltd. (U.S. Shares)*	1,200,825
Tobacco – 2.2%
47,319	British American Tobacco PLC	1,767,683
579	Japan Tobacco, Inc.	1,931,286
30,666	Philip Morris International, Inc.	1,717,909
		5,416,878
Toys – 1.2%
78,812	Mattel, Inc.	1,848,929
3,900	Nintendo Co., Ltd.	974,899
		2,823,828
Transportation – Services – 2.1%
38,703	C.H. Robinson Worldwide, Inc.	2,706,114
36,886	United Parcel Service, Inc. – Class B	2,459,927
		5,166,041
Web Portals/Internet Service Providers – 1.1%
3,621	Google, Inc. – Class A*	1,903,886
51,701	Yahoo!, Inc.*	732,603
		2,636,489
Wire and Cable Products – 0.7%
96,085	Prysmian S.P.A	1,758,578
Wireless Equipment – 1.2%
37,567	Crown Castle International Corp.*	1,658,583
26,032	QUALCOMM, Inc.	1,174,564
		2,833,147

Total Common Stock (cost $202,566,783)		237,656,396

Money Market – 0.9%
2,181,000	Janus Cash Liquidity Fund LLC, 0% (cost $2,181,000)	2,181,000

Total Investments (total cost $204,747,783) – 99.3%		239,837,396

Cash, Receivables and Other Assets net of Liabilities —0.7%		1,767,741

Net Assets – 100%		$241,605,137

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$4,649,458	1.9%
Belgium	2,294,612	1.0%
Bermuda	5,242,927	2.2%
Brazil	7,572,054	3.2%
Canada	15,087,077	6.3%
Cayman Islands	1,427,766	0.6%
Denmark	2,414,651	1.0%
France	1,581,064	0.6%
Germany	2,400,991	1.0%
Guernsey	1,200,825	0.5%
Hong Kong	3,396,690	1.4%
India	12,276,924	5.1%
Ireland	3,190,889	1.3%
Israel	1,197,636	0.5%
Italy	1,758,578	0.7%
Japan	10,102,920	4.2%
Jersey	2,589,078	1.1%
Luxembourg	1,828,491	0.8%
Mexico	1,672,855	0.7%
Netherlands	3,314,426	1.4%
Singapore	2,440,583	1.0%
South Korea	1,663,027	0.7%
Spain	1,579,563	0.6%
Switzerland	11,737,120	4.9%
United Kingdom	33,941,262	14.2%
United States††	103,275,929	43.1%

Total	$239,837,396	100.0%

††	Includes Cash Equivalents (42.2% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

26 | SEPTEMBER 30, 2010

Janus Global Select Fund (unaudited)

Fund Snapshot
We believe that investing in companies that are creating value by generating a positive or improving economic profit margin will allow us to best grow the Fund’s capital over time. We take an opportunistic approach, seeking companies that are mispriced relative to their long term economic profit growth potential, regardless of market capitalization or geography.
John Eisinger portfolio manager

Performance Overview

For the eleven-month period ended September 30, 2010, Janus Global Select Fund’s Class T Shares returned 21.96% outperforming its primary benchmark, the MSCI All Country World Index, which returned 10.12% and outperforming its secondary benchmark, the Russell 3000 Growth Index, which returned 14.86% for the same period.

Strategy Overview

To begin we’d like to thank our investors for the opportunity to manage your hard earned savings. It is a responsibility we take with grave seriousness and focus. We appreciate your continued trust and commitment to the Fund and its strategy and will continue to scour the globe for what we believe to be the best ideas that can compound value creation for us all over time.

We think it is helpful to review the Fund’s strategy before discussing the market’s behavior over the past few months. Simply put, we look to find the most undervalued companies on the planet that are also doing things to create value that aren’t represented in the current stock price. This approach tends to lead us to areas that are seeing heavy selling pressure or are generally out of favor. We believe that a strategy that focuses on exploiting the widest differences between stock prices and their underlying value is the best way to create value and grow our capital over time. We find it challenging to outperform by owning just consistent growers or just the stocks whose names you are likely very familiar with given they are very well picked over (and therefore theoretically correctly priced).

The key criteria we use to determine whether and how a company can create value is to focus on return on invested capital (ROIC) and return on equity (ROE). We look to buy businesses that are undervalued relative to the company’s ability to earn returns on its capital that exceed its cost of capital (often referred to as its WACC or weighted average cost of a company’s debt and equity capital). However, it is not just enough to find cheap stocks. We need to find stocks which we believe have the ability to sustain or improve the trajectory of returns on capital over time.

Market Overview

With that as a backdrop, we think the most striking anomaly in the market has been the high level of correlation (all falling or rising similarly) among stocks. This means that the market is not distinguishing between stocks. The last time we saw correlations this high was near the market bottom of 2008. We get excited about times like this because it is generally a good set up for stock pickers. As correlations decline we expect those stocks with the best fundamentals and that are the most highly undervalued to outperform. As a result we have been concentrating the portfolio into these ideas like we did at the end of 2008 and early 2009.

Regarding valuation, we prefer to invest in stocks trading below book or below invested capital that we believe fit within our ROIC analysis described earlier. Historically, these types of stocks are some of the best performers. Given the high level of correlation in the market, we have been able to find more stocks than usual that are both trading below book (or invested capital) and ones we believe to have a clear path to improving returns on capital. As a result, the Fund has been adding to those positions, or initiating new positions into those ideas. Conversely, we are selling or trimming stocks that, in our opinion, have expressed themselves and that no longer offer as attractive risk-reward in our view. By trimming more fully valued stocks to reinvest into undervalued stocks, we attempt to keep the overall portfolio at its maximum discount to intrinsic value (the sum of our estimation of what each stock in the portfolio is worth. The Fund’s discount to its intrinsic value is therefore the sum of the current stock values or prices relative to our target prices). This is the overriding discipline used to sell stocks.

Janus Global & International Funds | 27

Janus Global Select Fund (unaudited)

Performance Overview

Semiconductor maker Atmel Corp. was the Fund’s top contributor with a gain of 113.98%. We invested in Atmel, a long-term holding, based on a restructuring effort to improve profits and market share gains in its core microcontroller markets. The thesis is playing out with a successful restructuring followed by many new design wins in its various end markets one of which is the emerging tablet computing market. Some estimates have the tablet market going from close to zero units at the start of this year to potentially 70 million units next year. This investment is a good example of our research process, which finds businesses that we believe are creating value that is not reflected in the current price. We know this means we could be early into a name, but we are willing to be patient as long as our thesis continues to play out.

Wireless tower company Crown Castle International (CCI) Co., another long-term holding, also posted strong returns during the period. We are attracted to the company’s strong barriers to entry and historically stable cash flows inherent in its business model. This stock is a good example of the importance of focusing on fundamentals when other investors are selling with indifference. During 2008, CCI dropped from the mid $40s to below $10 per share on concerns about its leverage. We added to the position during the 80 percent drop based upon our analysis of the stability of its cash flows. The stock moved back to near its all-time highs, as the demand drivers of their business came in better than investors were expecting. On top of this, a new company is potentially raising money to start a new wireless network, which could contribute a new source of growth to CCI. The combination of strong underlying fundamentals with the potential for a major new customer helped drive the stock meaningfully higher.

Canadian mining company Ivanhoe Mines, Ltd.’s shares rallied 117.40% during the period. Ivanhoe, which owns gold and copper mines in Mongolia, is a good example of the type of grassroots research that we try to perform on all of our investments. In 2009, a group of us traveled nearly 10,000 miles to the Gobi Desert in Mongolia to perform our own analysis on the site. We hired an external geologist to accompany us to provide his own opinion on the potential size of the deposit. Instead of just listening to what management wanted to tell us about their key mine’s (Oyu Tolgoi) potential, we needed to “kick the tires” ourselves. Our due diligence gave us a high level of confidence in the potential for this deposit and we initiated a position during the middle of 2009. We believe the market is just now coming to appreciate the potential size of the reserve base of this deposit, which has been the key factor driving the stock higher.

Individual detractors included financial holding company Morgan Stanley (MS), which underperformed given investor concern over the impact of the recently signed Dodd-Frank financial reform legislation along with the impact that potentially shutting down investment banks’ proprietary trading desks will have on fundamentals. We understand these concerns, but believe them to be more than accounted for in the stock’s below book valuation as of period end. We have long believed that the stock was getting no credit for its investment bank (relative to the value of the wealth management business) and that the changes to the industry going forward will not impact MS’s business model as much as its stock price indicated as of period end. Longer term, we expect the changes to lead to a business that can generate higher returns on capital with less volatility.

Research In Motion, Ltd. (RIM), the manufacturer of the popular BlackBerry mobile phones, underperformed due to concerns around rising competitive pressure from both Apple and the broad Android ecosystem. Even though these competitive pressures have not prevented RIM from exceeding investor expectations in recent earnings announcements, the stock underperformed nonetheless. While we believe the stock is attractive from a valuation point of view, we sold the position to reinvest the proceeds into what we consider to be better risk-reward ideas.

Banco Santander S.A., a bank based in Spain with operations throughout the world, underperformed given the concerns around its exposure to sovereign debt in Europe. While we see value in the shares given their exposure to growth markets such as Brazil and what we believe to be manageable exposure to the sovereign debt in question, we sold the position in order to reduce the Fund’s exposure to the volatility associated with the European sovereign concerns during the summer. We are finding value in European financials broadly, but chose to use the proceeds of this sale to fund ideas, which offered better risk-rewards in our opinion.

Derivatives

During the period, the Fund was long and short options on individual stocks and indices. The objectives of the derivative strategies are to generate income for the Fund and to reduce the impact of a downside move in the market. Derivatives added to the Fund’s performance moderately during the period. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

28 | SEPTEMBER 30, 2010

(unaudited)

Outlook

Finally, while we are cognizant of the ongoing volatility in the indicators of economic strength and weakness, we think equities have largely factored this uncertainty into currently cheap prices. If one looks at metrics such as the earnings yield on the S&P 500 Index or the dividend yield on the S&P 500 compared to the 10-year treasury yield, we are at levels not seen since the 1950s. Further, corporations are flush with cash (cash as a percentage of gross domestic product is at a 7-year high). As corporations redeploy this cash into investments that yield more than current money market yields, this should support equity prices. Potential areas of reinvestment could come in the form of increased capital spending, hiring, higher dividends and buybacks or an accelerated pace of acquisitions. All of these outcomes are supportive of equity prices.

Thank you for your continued investment in Janus Global Select Fund.

Janus Global & International Funds | 29

Janus Global Select Fund (unaudited)

Janus Global Select Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	3.20%
Crown Castle International Corp.	2.55%
Ivanhoe Mines, Ltd.	2.40%
UAL Corp.	1.71%
Limited Brands, Inc.	1.57%

5 Bottom Performers – Holdings

Contribution

Morgan Stanley	–1.08%
Research In Motion, Ltd.	–1.02%
Banco Santander Central Hispano S.A.	–0.78%
Yahoo!, Inc.	–0.60%
Ageas N.V.	–0.60%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Information Technology	5.01%	26.93%	31.74%
Consumer Discretionary	4.33%	8.10%	12.23%
Materials	3.45%	6.69%	4.07%
Industrials	3.36%	9.24%	11.54%
Health Care	2.53%	15.21%	14.93%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Utilities	–0.02%	–0.04%	0.62%
Other**	0.02%	–0.41%	0.00%
Consumer Staples	0.56%	3.23%	13.44%
Energy	0.66%	9.73%	5.67%
Financials	1.46%	14.57%	5.02%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (GICS) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

30 | SEPTEMBER 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Crown Castle International Corp. Wireless Equipment	6.4%
eBay, Inc. E-Commerce/Services	5.0%
Yahoo!, Inc. Web Portals/Internet Service Providers	4.9%
Atmel Corp. Semiconductor Components/Integrated Circuits	4.7%
Ivanhoe Mines, Ltd. Metal – Diversified	3.7%

24.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 20.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

Janus Global & International Funds | 31

Janus Global Select Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Select Fund – Class A Shares
NAV	21.71%	17.54%	6.87%	1.56%	1.18%	1.20%	1.17%
MOP	14.72%	10.79%	5.62%	0.97%	0.60%

Janus Global Select Fund – Class C Shares
NAV	20.87%	16.72%	6.02%	0.80%	0.42%	2.14%	1.92%
CDSC	19.66%	15.55%	6.02%	0.80%	0.42%

Janus Global Select Fund – Class D Shares(1)	21.96%	17.79%	6.95%	1.60%	1.22%	0.90%	0.90%

Janus Global Select Fund – Class I Shares	22.17%	18.00%	6.95%	1.60%	1.22%	0.83%	0.83%

Janus Global Select Fund – Class R Shares	21.29%	17.13%	6.37%	1.11%	0.73%	1.50%	1.50%

Janus Global Select Fund – Class S Shares	21.59%	17.43%	6.66%	1.37%	0.99%	1.25%	1.25%

Janus Global Select Fund – Class T Shares	21.96%	17.79%	6.95%	1.60%	1.22%	1.03%	1.03%

Morgan Stanley Capital International All Country World IndexSM	10.12%	8.42%	2.39%	1.64%	1.04%

Russell 3000® Growth Index	14.86%	12.81%	2.08%	–3.19%	–3.63%

S&P 500® Index	12.25%	10.16%	0.64%	–0.43%	–0.52%

Lipper Quartile – Class T Shares	–	1st	1st	2nd	2nd

Lipper Ranking – based on total return for Global Funds	–	30/614	10/329	61/163	62/157

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

32 | SEPTEMBER 30, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Global Select Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Global Select Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Janus Global & International Funds | 33

Janus Global Select Fund (unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective September 15, 2010, Janus Orion Fund changed its name to Janus Global Select Fund.

Effective September 15, 2010, Janus Global Select Fund changed its primary benchmark from the Russell 3000® Growth Index to the MSCI All Country World IndexSM.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

34 | SEPTEMBER 30, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,030.00	$5.55

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,026.40	$9.30

Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,030.90	$4.63

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,031.80	$4.02

Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,028.20	$7.63

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,030.00	$6.31

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,030.90	$5.04

Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio of 1.09% for Class A Shares, 1.83% for Class C Shares, 0.91% for Class D Shares, 0.79% for Class I Shares, 1.50% for Class R Shares, 1.24% for Class S Shares and 0.99% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

Janus Global & International Funds | 35

Janus Global Select Fund

Schedule of Investments

As of September 30, 2010

Shares or Contract Amount		Value

Common Stock – 99.2%
Agricultural Chemicals – 1.3%
325,260	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$46,850,450
Applications Software – 2.0%
2,913,457	Quest Software, Inc.*	71,641,908
Building – Residential and Commercial – 0.9%
3,407,700	MRV Engenharia e Participacoes S.A.**	32,350,690
Cable/Satellite TV – 0.6%
67,301	Kabel Deutschland Holding A.G.**	2,672,815
477,372	Kabel Deutschland Holding A.G. (144A)**	17,894,455
		20,567,270
Chemicals – Diversified – 2.1%
5,265,083	Israel Chemicals, Ltd.	74,443,453
Coatings and Paint Products – 1.5%
911,690	Asian Paints, Ltd.	54,042,334
Commercial Banks – 5.7%
6,312,600	Banco do Brasil S.A.**	119,893,503
3,489,581	ICICI Bank, Ltd.	86,342,050
		206,235,553
Computers – Integrated Systems – 1.6%
1,344,560	Micros Systems, Inc.*	56,915,225
Cosmetics & Toiletries – 0.4%
5,238,000	L’Occitane International S.A.*	14,576,229
Distribution/Wholesale – 2.5%
2,313,115	Wesco International, Inc.*,£	90,882,288
Diversified Banking Institutions – 3.1%
4,519,995	Morgan Stanley**	111,553,477
Diversified Operations – 4.1%
9,958,000	China Resources Enterprise, Ltd.	45,116,272
1,542,180	Illinois Tool Works, Inc.	72,513,303
6,488,000	Shanghai Industrial Holdings, Ltd.	32,719,507
		150,349,082
E-Commerce/Services – 5.0%
7,379,490	eBay, Inc.*,**	180,059,556
Electronic Components – Miscellaneous – 2.0%
2,541,268	Tyco Electronics, Ltd. (U.S. Shares)	74,255,851
Electronic Components – Semiconductors – 3.5%
12,392,126	ON Semiconductor Corp.*,**	89,347,229
55,613	Samsung Electronics Company, Ltd.	37,902,803
		127,250,032
Electronic Measuring Instruments – 1.3%
19,107,000	Chroma ATE Inc.£	45,511,301
Food – Miscellaneous/Diversified – 0.2%
13,000,000	Indofood Sukses Makmur Tbk PT	7,862,668
Hospital Beds and Equipment – 1.2%
1,252,872	Hill-Rom Holdings, Inc.	44,965,576
Internet Gambling – 1.6%
13,385,484	PartyGaming PLC*	58,044,068
Life and Health Insurance – 2.1%
7,579,984	Prudential PLC**	75,856,190
Medical – Biomedical and Genetic – 0.9%
968,505	Vertex Pharmaceuticals, Inc.*	33,481,218
Medical – Drugs – 6.1%
3,752,285	Biovail, Corp.*	93,994,739
4,749,275	Bristol-Myers Squibb Co.	128,752,846
		222,747,585
Metal – Diversified – 3.7%
5,699,545	Ivanhoe Mines, Ltd.*	133,761,439
Multi-Line Insurance – 4.1%
32,488,080	Fortis**	93,085,023
5,249,309	ING Groep N.V.*,**	54,207,247
		147,292,270
Networking Products – 1.5%
2,432,640	Cisco Systems, Inc.*	53,274,816
Oil and Gas Drilling – 0.9%
4,317,715	Karoon Gas Australia, Ltd. (144A)**	31,501,321
Oil Companies – Exploration and Production – 8.5%
1,142,675	Anadarko Petroleum Corp.	65,189,609
2,301,660	Cobalt International Energy, Inc.*	21,980,853
437,115	Occidental Petroleum Corp.	34,226,105
9,191,600	OGX Petroleo e Gas Participacoes S.A.*,**	119,805,391
1,621,070	Ultra Petroleum Corp. (U.S. Shares)*	68,052,519
		309,254,477
Pharmacy Services – 0.5%
764,900	Omnicare, Inc.	18,265,812
Real Estate Management/Services – 2.1%
883,337	Jones Lang LaSalle, Inc.	76,205,483
Retail – Apparel and Shoe – 1.5%
2,028,780	Limited Brands, Inc.	54,330,728
Rubber/Plastic Products – 1.9%
2,555,590	Jain Irrigation Systems, Ltd.	67,580,135
Semiconductor Components/Integrated Circuits – 6.1%
21,347,354	Atmel Corp.*,**	169,924,938
2,870,075	Marvell Technology Group, Ltd.*	50,255,013
		220,179,951
Shipbuilding – 1.3%
143,200	OSX Brasil S.A.*,**	48,503,635
Steel – Producers – 4.2%
18,073,195	Al Ezz Steel Rebars S.A.E.*	61,080,706
2,138,819	ArcelorMittal**	70,778,801
1,648,400	Tokyo Steel Manufacturing Co., Ltd.	19,496,558
		151,356,065
Telecommunication Equipment – 1.9%
9,473,910	Tellabs, Inc.	70,580,630
Web Portals/Internet Service Providers – 4.9%
12,420,405	Yahoo!, Inc.*,**	175,997,139
Wireless Equipment – 6.4%
5,265,746	Crown Castle International Corp.*,**	232,482,686

Total Common Stock (cost $2,864,142,572)		3,591,008,591

Purchased Option – Put – 0.1%
1,818	S&P 500® Index expires November 2010 exercise price $1,100 (premiums paid $4,817,700)	4,231,991

See Notes to Schedules of Investments and Financial Statements.

36 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares or Contract Amount		Value

Money Market – 2.6%
93,985,893	Janus Cash Liquidity LLC, 0% (cost $93,985,893)	$93,985,893

Total Investments (total cost $2,962,946,165) – 101.9%		3,689,226,475

Liabilities, net of Cash, Receivables and Other Assets** – (1.9)%		(70,066,469)

Net Assets – 100%		$3,619,160,006

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$31,501,321	0.9%
Belgium	93,085,023	2.5%
Bermuda	50,255,013	1.4%
Brazil	320,553,219	8.7%
Canada	342,659,147	9.3%
Egypt	61,080,706	1.7%
Germany	20,567,270	0.6%
Gibraltar	58,044,068	1.6%
Hong Kong	92,412,008	2.5%
India	207,964,520	5.6%
Indonesia	7,862,668	0.2%
Israel	74,443,453	2.0%
Japan	19,496,558	0.5%
Luxembourg	70,778,801	1.9%
Netherlands	54,207,248	1.5%
South Korea	37,902,803	1.0%
Switzerland	74,255,851	2.0%
Taiwan	45,511,301	1.2%
United Kingdom	75,856,190	2.1%
United States††	1,950,789,307	52.8%

Total	$3,689,226,475	100.0%

††	Includes Cash Equivalents (50.3% excluding Cash Equivalents).

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
Australian Dollar 11/18/10	7,000,000	$6,723,915	$(160,715)
Brazilian Real 11/18/10	78,875,000	46,170,565	(827,075)
British Pound 11/18/10	19,500,000	30,617,632	(270,562)
Euro 11/18/10	42,732,000	58,224,878	(2,441,243)

		141,736,990	(3,699,595)

HSBC Securities (USA), Inc.:
Australian Dollar 10/7/10	6,700,000	6,471,590	(487,753)
Brazilian Real 10/7/10	80,488,000	47,546,731	(2,275,343)
British Pound 10/7/10	10,000,000	15,706,601	145,231
Euro 10/7/10	48,479,000	66,080,255	(1,558,961)

		135,805,177	(4,176,826)

JP Morgan Chase & Co.:
Australian Dollar 11/10/10	3,000,000	2,884,681	13,769
Brazilian Real 11/10/10	99,000,000	58,049,372	(724,531)
British Pound 11/10/10	10,597,000	16,639,801	109,075
Euro 11/10/10	50,217,000	68,429,034	31,802

		146,002,888	(569,885)

		$423,545,055	$(8,446,306)

Schedule of Written Options – Calls	Value

Biovail Corp. expires January 2011 11,250 contracts exercise price $29.00	$(799,785)
International Business Machines Corp. expires January 2011 4,000 contracts exercise price $140.00	(1,203,991)
S&P 500® Index expires November 2010 477 contracts exercise price $1,150.00	(1,426,399)

Total Written Options – Calls
(premiums received $3,807,950)	$(3,430,175)

Schedule of Written Options – Puts
Apple, Inc. expires October 2010 777 contracts exercise price $210.00	$(10,328)
Cisco Systems, Inc. expires October 2010 9,580 contracts exercise price $17.50	(17,816)
Cisco Systems, Inc. expires October 2010 8,830 contracts exercise price $19.00	(38,774)
Endo Pharmaceuticals Holdings, inc. expires November 2010 3,650 contracts exercise price $30.00	(219,000)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 37

Janus Global Select Fund

Schedule of Investments

As of September 30, 2010

Value

International Business Machines Corp. expires January 2011 4,000 contracts exercise price $100.00	(264,121)
Marathon Oil Corp. expires October 2010 10,100 contracts exercise price $32.00	(269,468)
Morgan Stanley expires October 2010 7,620 contracts exercise price $22.00	(87,008)
Occidental Petroleum Corp. expires October 2010 2,400 contracts exercise price $70.00	(36,134)
S&P 500® Index expires November 2010 2,570 contracts exercise price $1,000.00	(1,756,269)
Ultra Petroleum Corp. (U.S. Shares) expires October 2010 1,500 contracts exercise price $38.00	(21,877)

Total Written Options – Puts
(premiums received $5,781,181)	$(2,720,795)

See Notes to Schedules of Investments and Financial Statements.

38 | SEPTEMBER 30, 2010

Janus Global Technology Fund (unaudited)

Fund Snapshot
We seek to identify strong businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our willingness to focus our investments where we feel we have a research edge, and our commitment to delivering superior long-term results for our clients.
Barney Wilson portfolio manager

Performance Overview

During the eleven-months ended September 30, 2010, Janus Global Technology Fund’s Class T Shares returned 21.56%. By comparison, the Fund’s primary benchmark, the S&P 500 Index, returned 12.25% while the Fund’s secondary benchmark, the Morgan Stanley Capital International World Information Technology Index, returned 9.38%.

Sector Overview

The MSCI World Information Technology Index modestly outperformed the MSCI World Index during the period. After touching its lowest level since September 2009 in early July, the Index finished the period strongly to return near levels last seen in May. Despite the market downturn in May and June and pullback in August, the year was characterized by an improved environment for technology stocks. Most well-positioned companies have delivered attractive year-over-year revenue and free-cash-flow growth.

While the outlook for the overall environment for technology stocks depends on growth in the global economy, we believe that we have identified a number of market share gainers whose stocks we think are likely to perform better than the overall technology sector. In particular, we favor market-share gainers in computer, mobile devices, enterprise software, networking equipment and electronic connectors. We feel there is growing recognition that certain companies are secular winners, namely ARM Holdings PLC and Atmel Corp., which were each over 100% higher during the period. Increased mobility in computing and increased use of the touch interface drove these stocks considerably higher.

In addition, we think the success of Apple’s iPad tablet is evidence that the traditional PC supply chain continues to struggle. In our opinion, the success and likely appearance of what we feel are competent competitors should put long-term pressure on the infrastructure of Windows-based PCs and the components suppliers to this area, and opens opportunities for those companies that address this growing market.

After months of component shortages, the supply chain is finally catching up to demand. We think we should be back in a normal environment by the end of the year. Inventory levels and pricing continue to look healthy in our opinion; so, we expect an orderly return to equilibrium in the supply chain, even though the consensus view differs. The technology sector dynamics typically favor those companies with the scale and resources to integrate product and offer comprehensive solutions, or to companies with successful niche products. At either end of the spectrum, these companies may have the ability to gain market share in what may turn out to be slow markets.

Long-term, a key theme in technology is the cautious IT spending by corporations and longer term trends favoring those companies that can earn a larger share of the money spent on new technology. This caution seemed more acute in Europe than in the U.S. However, we believe valuations in technology as of period end were not demanding, especially among the large capitalization stocks that have compelling market share gains. Several of our key investment themes remain, including smart phones and the proliferation of mobile computing devices; companies that can offer software as a service through the internet; and connectors which are not dazzling tech but can offer a sensible and stable market; and companies with well-protected recurring revenues. Some U.S. component suppliers looked inexpensive to us compared to their Asian competitors, given our view that the supply chain should avoid major price pressure as capacity comes on-line. Some semiconductor stocks also reflected a worse than expected downturn in the pricing cycle as of period end.

Contributors to Performance

ARM Holdings PLC, the U.K.-based semiconductor intellectual property licensing company, has experienced increasing royalty revenues from the growth in smart

Janus Global & International Funds | 39

Janus Global Technology Fund (unaudited)

phones and revenue licensing from semiconductor manufacturers. The company’s dominant market share in low-powered, mobile devices gives it a competitive advantage, because it is difficult for clients to change to different providers once a relationship has been established due to the technology challenges involved.

Atmel Corp., a semiconductor company, restructured some of its manufacturing facilities, which has resulted in higher profit margins, and it has gained market share with its micro-controller devices in our view. In addition, Atmel’s products enable touch functionality in products like mobile device Android and PC tablets.

Apple continued to demonstrate sales strength in its international markets and market share gains in many of its key product segments. We feel the computer and mobile device maker’s growth surge is in the early stages internationally. In addition, it is at the beginning of a major product upgrade that should add to its growth prospects, as the company continues to leverage its vertical integration to innovate its product portfolio. We like the company’s historical durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments.

Detractors from Performance

Among individual detractors, medical technology company athenahealth, Inc. weighed on performance. We feel the leading software provider for managing physicians’ practices has an attractive growth business in electronic health records and is poised for dramatic growth.

Another medical technology holding, Myriad Genetics, was also among key detractors. Myriad is a small-to-mid sized company that provides molecular diagnostics for identifying a variety of diseases, including breast cancer. We believe Myriad is a leading company in gene-based diagnostics that could help in the prevention of various diseases.

Internet company Yahoo!, Inc. was also weak during the period. We believe the display advertising market will show attractive growth.

Derivatives

We initiated positions in futures contracts in order to help mitigate the risks and potentially enhance the performance of the Fund. During the period, these positions in aggregate detracted modestly from performance. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Conclusion

We focus on anticipating change, trying to determine which companies are going to win on a multi-year basis in the product marketplace, and on finding companies where we feel the price of the stock is below the value of the cash flows of the company. Our goal is to leverage the strong, independent research foundation of Janus in order to uncover what we believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Global Technology Fund.

40 | SEPTEMBER 30, 2010

(unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	4.35%
Atmel Corp.	3.16%
Apple, Inc.	2.21%
Oracle Corp.	1.78%
SuccessFactors, Inc.	1.51%

5 Bottom Performers – Holdings

Contribution

athenahealth, Inc.	–0.85%
Arcsight, Inc.	–0.62%
Yahoo!, Inc.	–0.61%
Myriad Genetics, Inc.	–0.51%
Cisco Systems, Inc.	–0.45%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	21.98%	82.20%	18.94%
Consumer Discretionary	2.38%	8.04%	10.04%
Telecommunication Services	0.53%	1.26%	2.98%
Industrials	0.31%	1.31%	10.45%
Financials	0.07%	0.14%	15.69%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	–0.55%	7.00%	12.15%
Utilities	0.00%	0.00%	3.62%
Energy	0.00%	0.00%	11.20%
Consumer Staples	0.00%	0.00%	11.42%
Materials	0.01%	0.05%	3.51%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 41

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Oracle Corp. Enterprise Software/Services	4.9%
Cisco Systems, Inc. Networking Products	4.8%
Atmel Corp. Semiconductor Components/Integrated Circuits	4.7%
Apple, Inc. Computers	4.5%
Tyco Electronics, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	4.0%

22.9%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 4.4% for long positions of total net assets.

*Includes Securities Sold Short of (2.8)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

42 | SEPTEMBER 30, 2010

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	21.50%	16.49%	6.34%	–6.67%	3.78%	1.07%
MOP	14.48%	9.78%	5.09%	–7.22%	3.26%

Janus Global Technology Fund – Class C Shares
NAV	20.67%	15.60%	5.53%	–7.33%	3.02%	1.82%
CDSC	19.46%	14.44%	5.53%	–7.33%	3.02%

Janus Global Technology Fund – Class D Shares(1)	21.64%	16.63%	6.43%	–6.56%	3.91%	0.99%

Janus Global Technology Fund – Class I Shares	21.78%	16.77%	6.41%	–6.57%	3.91%	0.85%

Janus Global Technology Fund – Class S Shares	21.18%	16.18%	6.17%	–6.80%	3.63%	1.31%

Janus Global Technology Fund – Class T Shares	21.56%	16.55%	6.41%	–6.57%	3.91%	1.12%

S&P 500® Index	12.25%	10.16%	0.64%	–0.43%	1.14%

Morgan Stanley Capital International World Information Technology Index	9.38%	7.90%	2.37%	–6.40%	–1.26%

Lipper Quartile – Class T Shares	–	2nd	3rd	4th	2nd

Lipper Ranking – based on total return for Global Science and Technology Funds	–	31/69	27/48	26/30	5/16

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Global & International Funds | 43

Janus Global Technology Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Effective February 16, 2010, Janus Global Technology Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Global Technology Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

44 | SEPTEMBER 30, 2010

(unaudited)

The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,032.50	$6.57

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,029.30	$10.12

Hypothetical (5% return before expenses)	$1,000.00	$1,015.09	$10.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,033.80	$5.66

Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,033.70	$5.86

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,032.60	$7.29

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,033.80	$6.02

Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

†	Expenses are equal to the annualized expense ratio of 1.29% for Class A Shares, 1.99% for Class C Shares, 1.11% for Class D Shares, 1.15% for Class I Shares, 1.43% for Class S Shares and 1.18% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
*	Formerly named Class J Shares.

Janus Global & International Funds | 45

Janus Global Technology Fund

Schedule of Investments

As of September 30, 2010

Shares or Contract Amount		Value

Common Stock – 95.5%
Applications Software – 1.7%
255,248	Microsoft Corp.	$6,251,024
301,380	Quest Software, Inc.*	7,410,934
		13,661,958
Cable/Satellite TV – 1.2%
8,972	Jupiter Telecommunications Co., Ltd.**	9,675,451
Casino Services – 0.8%
431,185	International Game Technology	6,230,623
Commercial Services – 0.6%
542,354	Live Nation, Inc.*	5,358,458
Communications Software – 1.7%
803,050	SolarWinds, Inc.*	13,860,643
Computer Aided Design – 0.3%
68,810	ANSYS, Inc.*	2,907,223
Computer Services – 2.3%
139,483	International Business Machines Corp.	18,710,250
Computers – 5.4%
128,934	Apple, Inc.*,**	36,585,023
167,896	Research In Motion, Ltd. (U.S. Shares)*	8,174,856
		44,759,879
Computers – Peripheral Equipment – 0.7%
312,386	Logitech International S.A.*	5,449,859
Decision Support Software – 1.6%
1,392,109	DemandTec, Inc.*	13,099,746
E-Commerce/Services – 3.5%
278,900	Ctrip.com International, Ltd.	13,317,475
624,648	eBay, Inc.*,**	15,241,411
		28,558,886
Educational Software – 1.4%
324,485	Blackboard, Inc.*	11,694,439
Electric Products – Miscellaneous – 2.3%
220,659	LG Electronics, Inc.	18,600,130
Electronic Components – Miscellaneous – 4.0%
1,133,939	Tyco Electronics, Ltd. (U.S. Shares)	33,133,698
Electronic Components – Semiconductors – 9.2%
3,198,291	ARM Holdings PLC**	19,933,989
152,213	Ceva, Inc.*	2,176,646
3,658,562	ON Semiconductor Corp.*,**	26,378,232
992,045	Texas Instruments, Inc.	26,924,101
		75,412,968
Electronic Connectors – 2.8%
478,597	Amphenol Corp. – Class A	23,441,681
Electronic Forms – 1.4%
450,675	Adobe Systems, Inc.*	11,785,151
Electronic Measuring Instruments – 1.6%
384,251	Trimble Navigation, Ltd.*	13,464,155
Energy – Alternate Sources – 0.2%
222,300	JA Solar Holdings Co., Ltd. (ADR)*	2,076,816
Enterprise Software/Services – 12.9%
226,280	Advent Software, Inc.*	11,809,553
138,143	Autonomy Corp. PLC*,**	3,937,013
473,822	Aveva Group PLC**	10,908,415
25,480	Microstrategy, Inc.*	2,206,823
1,489,900	Oracle Corp.**	40,003,814
406,710	Taleo Corp.*	11,790,523
408,043	Temenos Group A.G.*	12,512,770
162,800	Totvs S.A.	12,500,869
		105,669,780
Finance – Other Services – 0.6%
566,000	BM&F Bovespa S.A.	4,734,232
Human Resources – 1.0%
314,935	SuccessFactors, Inc.*	7,908,018
Industrial Automation and Robotics – 1.0%
65,700	Fanuc, Ltd.**	8,334,685
Internet Applications Software – 2.6%
104,000	Tencent Holdings, Ltd.	2,262,976
1,014,090	Vocus, Inc.*,£	18,740,384
		21,003,360
Internet Infrastructure Software – 0.6%
232,445	AsiaInfo Holdings, Inc.*	4,586,140
Medical – Biomedical and Genetic – 4.0%
365,111	Celgene Corp.*	21,034,044
59,439	Gilead Sciences, Inc.*	2,116,623
317,433	Myriad Genetics, Inc.*	5,209,076
120,635	Vertex Pharmaceuticals, Inc.*	4,170,352
		32,530,095
Medical Information Systems – 0.5%
116,655	athenahealth, Inc.*	3,851,948
Multimedia – 0.3%
177,117	News Corp. – Class A	2,313,148
Networking Products – 4.8%
1,807,621	Cisco Systems, Inc.*	39,586,900
Power Converters and Power Supply Equipment – 0.4%
1,382,000	China High Speed Transmission Equipment Group Co., Ltd.	2,987,133
Retail – Automobile – 0.5%
113,530	Copart, Inc.*	3,743,084
Semiconductor Components/Integrated Circuits – 6.7%
4,834,165	Atmel Corp.*	38,479,952
928,692	Marvell Technology Group, Ltd.*	16,261,397
		54,741,349
Semiconductor Equipment – 1.2%
94,191	ASML Holding N.V.	2,823,943
138,858	KLA-Tencor Corp.	4,891,967
48,510	Lam Research Corp.*	2,030,144
		9,746,054
Telecommunication Equipment – 2.5%
132,825	CommScope, Inc.*	3,153,266
2,381,855	Tellabs Inc.	17,744,819
		20,898,085
Telecommunication Equipment – Fiber Optics – 1.5%
228,816	Corning, Inc.	4,182,756
427,335	Finisar, Corp.*	8,029,625
		12,212,381
Telecommunication Services – 0.6%
180,895	Amdocs, Ltd. (U.S. Shares)*,**	5,184,451

See Notes to Schedules of Investments and Financial Statements.

46 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares or Contract Amount		Value

Television – 0.6%
312,227	CBS Corp. – Class B	$4,951,920
Toys – 1.1%
37,060	Nintendo Co., Ltd.**	9,264,040
Transactional Software – 0.3%
53,430	Longtop Financial Technologies, Ltd.	2,102,471
Web Portals/Internet Service Providers – 4.9%
651,364	AOL, Inc.*	16,121,259
23,170	Google, Inc. – Class A*	12,182,554
859,882	Yahoo!, Inc.*	12,184,528
		40,488,341
Wireless Equipment – 4.2%
328,964	Crown Castle International Corp.*	14,523,761
452,182	QUALCOMM, Inc.**	20,402,451
		34,926,212

Total Common Stock (cost $633,694,146)		783,645,841

Purchased Option – Call – 0.1%
1,313	International Business Machines expires January 2011 exercise price $130.00 (premiums paid $1,054,339)	1,094,397

Money Market – 2.1%
16,813,937	Janus Cash Liquidity Fund LLC, 0%, (cost $16,813,937)	16,813,937

Total Investments (total cost $651,562,422) – 97.7%		801,554,175

Securities Sold Short – (2.8)%
Applications Software – (0.7)%
52,735	Salesforce.com, Inc.*	(5,895,773)
Electronic Components – Semiconductors – (2.1)%
315,430	Cree, Inc.*	(17,124,695)

Total Securities Sold Short (proceeds $25,671,947)		(23,020,468)

Cash, Receivables and Other Assets, net of Liabilities – 5.1%		41,860,884

Net Assets – 100%		$820,394,591

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$16,261,397	2.0%
Brazil	17,235,101	2.2%
Canada	8,174,856	1.0%
Cayman Islands	22,746,870	2.8%
Guernsey	5,184,451	0.7%
Japan	27,274,175	3.4%
Netherlands	2,823,943	0.4%
South Korea	18,600,130	2.3%
Switzerland	51,096,328	6.4%
United Kingdom	34,779,417	4.3%
United States††	597,377,507	74.5%

Total	$801,554,175	100.0%

††	Includes Cash Equivalents (72.4% excluding Cash Equivalents)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(23,020,468)	100.0%

Total	$(23,020,468)	100.0%

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
Japanese Yen 11/18/10	852,000,000	$10,213,245	$(134,989)

		10,213,245	(134,989)

HSBC Securities (USA), Inc.:
British Pound 10/7/10	4,247,000	6,670,593	97,044
Japanese Yen 10/7/10	609,000,000	7,297,120	(189,110)

		13,967,713	(92,066)

JP Morgan Chase & Co.:
British Pound 11/10/10	2,000,000	3,140,474	20,586
Japanese Yen 11/10/10	345,000,000	4,135,262	(7,085)

		7,275,736	13,501

Total		$31,456,694	$(213,554)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 47

Janus International Equity Fund (unaudited)

Fund Snapshot
The Janus International Equity Fund invests in international companies we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have a research edge in an effort to deliver superior risk-adjusted results over the long-term.
Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

Performance Overview

Janus International Equity Fund’s Class I Shares returned 13.21% over the twelve-month period ended September 30, 2010, while its primary benchmark, the MSCI EAFE Index, returned 3.27% and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned 8.00% during the period.

Portfolio Management Changes

During the period, the Fund’s management changed. Co-portfolio managers Julian McManus, Guy Scott and Carmel Wellso began overseeing the Fund on June 3 and replaced Brent Lynn, who had served as interim manager since May 7, when the former manager Laurent Saltiel left the firm for another opportunity.

Market Overview

After reaching its highest level since September of 2008 in mid-April, the MSCI EAFE Index fell significantly during May. The Index subsequently managed to rebound off its lows to finish with a modest gain for the period. Within the Index, consumer staples, materials and consumer discretionary were the best performing sectors, while financials, utilities and energy lagged. Europe outperformed Asia despite negative returns in Greece, Ireland, Spain, Italy and Portugal. Japan also had negative returns during the period, which dragged the Pacific region lower. Emerging markets, led by India, significantly outperformed developed markets during the period.

Strategy Overview

Extreme pessimism over sovereign debt led to low valuations in the European financial sector. Support from the governments of the 16 euro nations and the European Central Bank helped re-instill confidence and higher credit ratings, which we felt added a floor in those markets. We viewed the pessimism as over-done and added several what we deem as high-quality European banks. Among our additions was a Spain-based bank, which we considered to have one of the most conservative managements in Europe. The bank has historically generated higher returns on equity than peers, and we like that approximately half of its profits come from fast-growing Latin American countries. Another new name is a U.K. bank, which we believe is over-capitalized.

We saw increasing bifurcation between high quality economies such as in France, Germany and Hong Kong and those at at-risk – Greece, Portugal and Ireland. At the margins, we increased our European exposure at the expense of Asia, where we think some country valuations are over-extended. A strengthening yen late in the period also weighed on Japan, which has a high percentage of exporters. We remained underweight in Japan. Brazil’s economy remained strong and one of the drivers of global growth. We continued to look for opportunities to gain exposure to Brazilian companies with strong balance sheets.

Our holdings in financials, industrials and consumer staples were the largest contributors to relative performance. Our largest contributor was U.K.-based Aggreko PLC, which rose 123% during the period. The company, which makes and ships large generators that can power sports stadiums, factories or even cities for a short length of time, has benefited from strong demand in emerging markets. Africa, which has suffered from significant under-investment in power plants because of high capital costs and risks, has been among its strongest markets.

Chaoda Modern Agriculture, a Hong Kong-based agricultural company that grows and sells crops, breeds and sells livestock, and sells ancillary food products, was also a key contributor. We exited the position, because we felt the stock’s valuation was appropriate.

Detractors included our holdings in materials, consumer discretionary and telecommunications. The Fund’s top individual detractor was Man Group, a U.K. investment manager which has suffered from performance issues in its main hedge fund. We felt the fund’s underperformance was likely to continue, so we sold the position.

48 | SEPTEMBER 30, 2010

(unaudited)

Singapore-based Raffles Education also declined significantly. We decided to sell the holding based on lack of sufficient visibility into its mainland China investments. U.S.-based Monsanto, a provider of agricultural products for farmers, was also weak after one of the company’s largest products suffered from pricing pressure from Chinese competition that was not anticipated. We also exited this position.

Derivatives

During the period, we took advantage of what we perceived to be a significant undervaluation of Jupiter Telecommunications, a holding, by selling put options on the stock. We believed that these options either would expire worthless, netting us a profit from the trade, or compel us to buy more shares at a lower price. At the time of the trade, with the stock trading below our estimate of intrinsic value, we were willing to buy additional shares at a lower price. Please see the Derivatives Instruments section in the “Notes to Financial Statements” for a discussion of the derivatives used by the Fund.

Outlook

Stock correlations rose significantly during the period, particularly in Europe where sovereign debt concerns weighed similarly on most stocks. As fears ease, we believe correlations will revert back to their mean levels, which will increase the importance of stock selection. We also think concerns over sovereign debt risk are too severe, and we are seeing signs that the probability of a double-dip global recession is coming down. In Europe, interest rates are being kept low to help stimulate growth for the weaker countries, which should benefit Germany where economic growth is accelerating. We remain cautious on Portugal, Ireland and Greece due to weakness in their fiscal conditions and anticipate their sovereign debt spreads will remain high relative to risk-free rates. We also continue to see a strongly developing consumer market in Asia, where we remain invested in attractively valued opportunities.

Thank you for your investment in Janus International Equity Fund.

Janus Global & International Funds | 49

Janus International Equity Fund (unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Aggreko PLC	2.26%
Chaoda Modern Agriculture Holdings, Ltd.	1.29%
Li & Fung, Ltd.	0.90%
Hang Lung Properties, Ltd.	0.84%
Petrofac, Ltd.	0.81%

5 Bottom Performers – Holdings

Contribution

Man Group PLC	–1.07%
Raffles Education Corp., Ltd.	–1.00%
Monsanto Co.	–0.71%
FU JI Food & Catering Services Holdings, Ltd.	–0.69%
K+S A.G.	–0.61%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Financials	4.24%	20.75%	25.35%
Industrials	3.52%	11.53%	11.76%
Consumer Staples	3.22%	13.02%	10.14%
Energy	1.80%	8.38%	7.93%
Information Technology	0.60%	12.81%	5.01%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Materials	–0.22%	9.34%	10.16%
Consumer Discretionary	–0.17%	14.31%	9.92%
Utilities	0.27%	1.08%	5.64%
Health Care	0.50%	7.65%	8.39%
Telecommunication Services	0.52%	1.13%	5.70%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

50 | SEPTEMBER 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Hang Lung Properties, Ltd. Real Estate Operating/Development	3.2%
Li & Fung, Ltd. Distribution/Wholesale	2.7%
BHP Billiton, Ltd. Diversified Minerals	2.3%
Kuehne + Nagel International A.G. Transportation – Services	2.2%
Fortum Oyj Electric – Integrated	2.1%

12.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 7.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of September 30, 2009

Janus Global & International Funds | 51

Janus International Equity Fund (unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010			per the February 16, 2010 and November 27, 2009 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	12.69%	3.38%	1.41%	1.41%
MOP	6.22%	1.79%

Janus International Equity Fund – Class C Shares
NAV	11.95%	2.49%	2.20%	2.20%
CDSC	10.83%	2.49%

Janus International Equity Fund – Class D Shares(1)	13.21%	3.62%	1.15%	1.15%

Janus International Equity Fund – Class I Shares	13.21%	3.63%	1.04%	1.04%

Janus International Equity Fund – Class R Shares	12.28%	2.77%	1.78%	1.78%

Janus International Equity Fund – Class S Shares	12.68%	3.52%	1.54%	1.54%

Janus International Equity Fund – Class T Shares	12.99%	3.46%	1.28%	1.28%

Morgan Stanley Capital International EAFE® Index	3.27%	–3.21%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	8.00%	–0.05%

Lipper Quartile – Class I Shares	1st	1st

Lipper Ranking – based on total return for International Funds	107/1,291	14/908

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

52 | SEPTEMBER 30, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class D Shares and Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class D Shares and Class T Shares reflects estimated annualized expenses that the Fund share classes expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults to borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser International Equity Fund (the “JAD predecessor fund”) into corresponding shares of Janus International Equity Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares. The performance shown reflects the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Janus Global & International Funds | 53

Janus International Equity Fund (unaudited)

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus International Equity Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See “Explanations of Charts, Tables and Financial Statements.”

Effective June 3, 2010, Julian McManus, Guy Scott, and Carmel Wellso are co-portfolio managers for Janus International Equity Fund.

*	The predecessor Fund’s inception date — November 28, 2006
(1)	Closed to new investors.

54 | SEPTEMBER 30, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,038.10	$7.26

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,033.90	$11.37

Hypothetical (5% return before expenses)	$1,000.00	$1,013.89	$11.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,041.00	$5.94

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,040.10	$5.27

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,036.50	$8.93

Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,037.60	$7.61

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.54

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,039.20	$6.49

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.43

†	Expenses are equal to the annualized expense ratio of 1.42% for Class A Shares, 2.23% for Class C Shares, 1.16% for Class D Shares, 1.03% for Class I Shares, 1.75% for Class R Shares, 1.49% for Class S Shares and 1.27% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Global & International Funds | 55

Janus International Equity Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 97.3%
Aerospace and Defense – 1.2%
534,664	BAE Systems PLC	$2,877,661
Agricultural Chemicals – 1.6%
15,740	Syngenta A.G.	3,915,136
Airlines – 2.6%
224,849	Deutsche Lufthansa A.G.*	4,139,399
75,231	Ryanair Holdings PLC (ADR)*	2,317,867
		6,457,266
Automotive – Cars and Light Trucks – 3.3%
61,504	Daimler A.G.*	3,901,719
1,047,000	Isuzu Motors, Ltd.	4,052,463
		7,954,182
Brewery – 1.0%
41,872	Anheuser-Busch InBev N.V.	2,459,713
Cable/Satellite TV – 1.4%
32,145	Kabel Deutschland Holding A.G. (144A)	1,204,966
2,146	Jupiter Telecommunications Co., Ltd.	2,314,257
		3,519,223
Cellular Telecommunications – 2.1%
2,064,372	Vodafone Group PLC	5,109,627
Chemicals – Diversified – 1.1%
44,899	K+S A.G.	2,688,513
Chemicals – Specialty – 1.1%
1,742,000	Huabao International Holdings, Ltd.	2,714,965
Commercial Banks – 8.0%
83,328	Australia and New Zealand Banking Group, Ltd.	1,906,781
216,654	Banco Bilbao Vizcaya Argentaria S.A.	2,933,742
88,000	Banco Santander Brasil S.A.	1,186,026
137,000	Banco do Brasil S.A.	2,602,004
440,495	DBS Group Holdings, Ltd.	4,714,103
80,400	Hang Seng Bank, Ltd.	1,182,399
2,264,453	Lloyds Banking Group PLC*	2,642,463
84,031	Standard Chartered PLC	2,414,351
		19,581,869
Commercial Services – 1.1%
105,695	Aggreko PLC	2,609,753
Computers – 1.2%
61,723	Research In Motion, Ltd. (U.S. Shares)*	3,005,293
Distribution/Wholesale – 3.3%
93,315	Adani Enterprises, Ltd.	1,377,154
1,172,000	Li & Fung, Ltd.	6,560,213
		7,937,367
Diversified Banking Institutions – 6.1%
467,769	Barclays PLC	2,196,252
33,625	BNP Paribas	2,402,625
80,605	Credit Suisse Group A.G.	3,453,025
450,588	HSBC Holdings PLC	4,562,537
129,215	UBS A.G.*	2,198,368
		14,812,807
Diversified Minerals – 2.3%
144,914	BHP Billiton, Ltd.	5,523,650
Electric – Integrated – 2.1%
197,782	Fortum Oyj	5,180,055
Electronic Components – Semiconductors – 0.9%
351,068	ARM Holdings PLC	2,188,102
Electronic Connectors – 1.6%
38,000	Hirose Electric Co., Ltd.	3,835,462
Electronic Measuring Instruments – 1.5%
16,300	Keyence Corp.	3,555,707
Finance – Other Services – 0.5%
148,000	BM&F Bovespa S.A.	1,237,926
Food – Catering – 0%
1,216,275	FU JI Food & Catering Services Holdings, Ltd.*,mu ,°° ,§	0
Food – Miscellaneous/Diversified – 1.4%
57,653	Groupe Danone	3,452,246
Food – Wholesale/Distribution – 1.3%
1,243,000	Olam International, Ltd.	3,079,842
Industrial Automation and Robotics – 2.0%
37,700	Fanuc, Ltd.	4,782,612
Industrial Gases – 1.1%
19,872	Linde A.G.	2,591,889
Life and Health Insurance – 2.0%
494,750	Prudential PLC	4,951,178
Medical – Drugs – 2.8%
67,618	Novartis A.G.	3,897,405
21,648	Roche Holding A.G.	2,956,576
		6,853,981
Medical – Generic Drugs – 1.7%
80,925	Teva Pharmaceutical S.P. (ADR)	4,268,794
Multi-Line Insurance – 2.2%
302,021	ING Groep N.V.*	3,118,835
10,023	Zurich Financial Services A.G.	2,351,542
		5,470,377
Multimedia – 1.5%
322,988	WPP PLC	3,576,352
Oil – Field Services – 2.2%
264,842	AMEC PLC	4,108,145
60,868	Petrofac, Ltd.	1,313,771
		5,421,916
Oil Companies – Exploration and Production – 1.3%
436,487	Cairn Energy PLC*	3,112,307
Oil Companies – Integrated – 7.1%
196,383	BG Group PLC	3,452,686
140,325	Petroleo Brasileiro S.A. (ADR)	5,089,588
136,762	Royal Dutch Shell PLC	4,136,677
88,783	Total S.A.	4,578,878
		17,257,829
Oil Refining and Marketing – 1.4%
106,738	Petroplus Holdings A.G.*	1,296,257
95,042	Reliance Industries, Ltd.	2,089,156
		3,385,413
Photo Equipment and Supplies – 1.3%
119,900	Olympus Corp.	3,149,805

See Notes to Schedules of Investments and Financial Statements.

56 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares		Value

Real Estate Operating/Development – 4.2%
814,402	CapitaLand, Ltd.	$2,513,147
1,578,000	Hang Lung Properties, Ltd.	7,696,088
		10,209,235
REIT – Diversified – 1.8%
19,759	Unibail-Rodamco	4,393,014
Retail – Apparel and Shoe – 2.6%
23,700	Fast Retailing Co., Ltd.	3,339,652
36,435	Inditex S.A.	2,891,883
		6,231,535
Retail – Consumer Electronics – 0.9%
36,000	Yamada Denki Co., Ltd.	2,234,632
Retail – Drug Store – 0.5%
53,900	Sugi Holdings Co., Ltd.	1,216,747
Semiconductor Equipment – 1.0%
78,265	ASML Holding N.V.	2,346,465
Soap and Cleaning Preparations – 1.4%
64,150	Reckitt Benckiser Group PLC	3,530,963
Steel – Producers – 1.2%
91,027	ArcelorMittal	3,012,308
Telephone – Integrated – 1.1%
1,032,404	Telstra Corp., Ltd.	2,613,810
Tobacco – 3.3%
130,124	British American Tobacco PLC	4,861,008
976	Japan Tobacco, Inc.	3,255,499
		8,116,507
Toys – 0.8%
7,400	Nintendo Co., Ltd.	1,849,808
Transportation – Railroad – 1.2%
44,164	Canadian National Railway Co.	2,825,191
Transportation – Services – 2.2%
43,813	Kuehne + Nagel International A.G.	5,267,539
Web Portals/Internet Service Providers – 0.8%
5,818	Yahoo! Japan Corp.	2,013,043
Wire and Cable Products – 1.0%
133,965	Prysmian S.P.A	2,451,870

Total Common Stock (cost $204,632,121)		236,831,485

Money Market – 2.4%
5,793,933	Janus Cash Liquidity Fund LLC, 0% (cost $5,793,933)	5,793,933

Total Investments (total cost $210,426,054) – 99.7%		242,625,418

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		780,207

Net Assets – 100%		$243,405,625

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$10,044,242	4.1%
Belgium	2,459,713	1.0%
Bermuda	9,275,179	3.8%
Brazil	10,115,544	4.2%
Canada	5,830,484	2.4%
Cayman Islands	0	0%
Finland	5,180,055	2.1%
France	14,826,763	6.1%
Germany	14,526,487	6.0%
Hong Kong	8,878,487	3.7%
India	3,466,310	1.4%
Ireland	2,317,867	1.0%
Israel	4,268,794	1.8%
Italy	2,451,870	1.0%
Japan	35,599,687	14.7%
Jersey	4,890,123	2.0%
Luxembourg	3,012,308	1.2%
Netherlands	5,465,300	2.3%
Singapore	10,307,091	4.3%
Spain	5,825,625	2.4%
Switzerland	25,335,849	10.4%
United Kingdom	52,753,707	21.7%
United States††	5,793,933	2.4%

Total	$242,625,418	100.0%

††	Includes all Cash Equivalents

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 57

Janus Overseas Fund (unaudited)

Fund Snapshot I believe that company fundamentals drive share prices over the long-term. I use intensive, fundamental research to make high-conviction investments.	Brent Lynn portfolio manager

Performance Overview

During the eleven-month period ended September 30, 2010, Janus Overseas Fund’s Class T Shares returned 23.51%. Its primary benchmark, the MSCI All-Country World ex-U.S. Index returned 8.91%, and its secondary benchmark, the MSCI EAFE Index, returned 4.58%.

Despite continued economic uncertainty and rising concerns about government spending, global markets moved higher during the period. The Fund also rose and outperformed its indices. While I am pleased with the short-term performance of the Fund, I remain focused on long-term investing which I strongly believe is the best way to create long-term value for fund holders. I am confident in our research process and optimistic about the longer term prospects for the companies in the Fund.

Economic Update

My expectations for reasonably strong global economic growth in 2010 turned out to be overly optimistic. In the second half of 2009, U.S. and European economies were showing signs of a significant rebound, driven by central bank easing, fiscal stimulus, and inventory restocking. Momentum slowed, however, in the spring and summer of 2010, particularly in the U.S. I underestimated the difficulty for the U.S. to generate a sustainable recovery in face of housing market weakness, high unemployment, regulatory uncertainty and limited government capacity to provide additional fiscal stimulus. Although, in recent months, export strength has boosted economic activity in Germany and some Northern European countries, many of the key developed world economies appeared weak and fragile. I believe many businesses still have limited visibility into 2011, and the path back to sustained global economic growth remains uncertain.

In contrast to the conditions in developed markets, emerging countries, particularly China, stood out as pillars of strength. Globalization, urbanization, and infrastructure development remained powerful structural drivers of growth in emerging economies. The financial systems in China, India, Brazil, and other key emerging markets generally suffered minimal damage during the 2008 crisis. In addition, China has significant capacity to use fiscal spending to support its economy in the case of another global downturn.

Sovereign balance sheets, particularly for European countries, became a focus for the markets. Clearly significant risks exist for Greece and other over-leveraged countries and sovereign financing difficulties could impact global markets. Yet I believe that measures taken by Spain, the U.K. and other key European countries to address government finances are important positive steps that will yield long-term benefits. I believe that sovereign balance sheets will remain a critical issue for markets over the medium-term. The U.S. and Japan eventually will be forced to tackle difficult fiscal questions to stabilize their own government finances.

Portfolio Positioning

In addition to core holdings in growth-oriented international franchises, the Fund maintained significant positions in a number of “special situations” stocks. During the period, the Fund owned stocks such as airline companies Delta Air Lines, Inc., Continental Airlines, Inc., Deutsche Lufthansa A.G., and British Airways PLC; auto companies Ford Motor Co. and Daimler A.G.; refining companies Valero Energy Corp. and Petroplus Holdings A.G.; and financial companies Bank of America Corp. and Deutsche Bank A.G. In these “special situations” stocks, I believe that the market misunderstands the value of these franchises and that structural changes, such as capacity reductions, will lead to higher than expected medium term profitability even though revenue growth may be limited.

Although it is within the guidelines of the Fund, our positions in the U.S. warrant discussion. Janus Overseas Fund is opportunistic and often has had some investments in special situations companies and in the U.S. In the aftermath of the 2008 global financial crisis and subsequent global economic downturn, I found a much greater number of special situations and many of them

58 | SEPTEMBER 30, 2010

(unaudited)

happened to be U.S.-based companies. As a result, I significantly increased our U.S. exposure rose.

Emerging market stocks also remain an important part of Janus Overseas Fund. I expect economic growth in China, India, Brazil and other key emerging markets to significantly outpace the U.S. and Western countries for many years. In an environment of rapidly expanding economies, I believe that emerging markets will continue to offer some of the most exciting opportunities for investment in great growth companies.

In a difficult market environment with considerable economic uncertainty, I have attempted to maintain a strong valuation discipline. When some of our favorite long-term growth franchises, such as outsourcing logistics company Li & Fung, Ltd. and semiconductor intellectual property company ARM Holdings PLC approached our valuation targets, I cut the positions despite strong business fundamentals and promising long-term prospects. I also try to apply a strong valuation discipline in assessing investments in companies with a high degree of economic cyclicality. I believe that the market fears about the state of the global economy have created the opportunity to buy some economically-sensitive companies at quite attractive valuations.

Contributors to Performance

On a geographic basis, holdings in the U.S., U.K., and Hong Kong were significant contributors to performance during the period. Holdings in Switzerland, China and South Korea had the largest negative contribution by geography. On a sector basis, our investments in consumer discretionary companies, industrial companies, and technology companies had the greatest positive impact on performance. Investments in energy detracted from performance.

Currency added modestly to the Fund’s absolute performance and slightly added to performance relative to its primary benchmark, the MSCI All-Country World ex-U.S. Index. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

U.K.-based ARM Holdings PLC was the largest contributor to performance during the period. Analyst Garth Yettick’s tremendous multi-year, in-depth research on the company and semiconductor industry gave us the conviction to own a significant position in ARM. Competitive advantages in designing low-power semiconductor processors and widespread acceptance from semiconductor customers positioned the company to grow rapidly during the period across a wide variety of end markets including smartphones, autos and appliances.

U.S. auto manufacturer Ford Motor Co. was the second largest contributor to performance and three U.S. airlines – Delta, Continental, and United – were also large contributors to performance during the period. These stocks are examples of the special situations I mentioned earlier. Superb, detailed research by analysts Guy Scott and Dan Porter on Ford and by Guy Scott and analyst Kris Kelley on the airlines convinced us to own large positions in these stocks. Ford’s earlier efforts to restructure its balance sheet, cut fixed costs, and invest in new products transformed the company into a more competitive and profitable manufacturer in our opinion. Prudent balance sheet management, cost cutting, and a strong focus on limiting capacity growth is also transforming profitability at the airlines.

Li & Fung, the Fund’s biggest position at the end of the fiscal period, was the third largest contributor to performance. We held a large position in Li & Fung because of analyst Andy Tam’s terrific in-depth research on the company and on the logistics outsourcing industry. Li & Fung’s scale, huge network of supplier relationships, and strong balance sheet have allowed the company to take advantage of significant growth opportunities.

Detractors from Performance

Switzerland-based refinery company Petroplus was the largest detractor during the period. The stock suffered in an environment of low European refining margins due to the weak European and global economy, significant excess refining capacity and high levels of refined product inventories. Despite a difficult near-term environment, I believe that refining margins will rise over time as demand growth, particularly from Asia, combined with limited refining supply growth brings down excess inventories. I believe Petroplus management is prudently managing the company’s cash flows and the stock is trading at a depressed asset valuation.

U.S.-based internet company Yahoo!, Inc. was the second largest detractor during the period. Weighing on the stock were concerns about advertising revenues in a weak economic environment and fears that powerful internet players such as Google and Facebook will erode Yahoo’s competitive position. I believe that Yahoo’s core U.S. business remains intact, that its partnership with Microsoft can yield significant benefits, and that the market is undervaluing its China and Japan investments.

Japan-based financial services company Nomura Holdings Inc. was the third largest detractor in the period. A weak

Janus Global & International Funds | 59

Janus Overseas Fund (unaudited)

Japanese economy and equity market and skepticism about the company’s overseas expansion strategy pressured the stock. Despite a difficult macro environment, I believe that the market valuation does not reflect Nomura’s powerful investment banking and retail financial services franchise in Japan or the potential increase in profitability from a better stock market environment.

Investment Strategy and Outlook

During good markets but especially during difficult ones, conviction in our investments is critical. My conviction to buy or to hold positions comes from our team’s tremendous, in-depth fundamental research. Janus’ investment team travels millions of miles every year, meeting with companies and their competitors, suppliers and customers. I believe these meetings help us understand our companies better and lay the foundation for high-conviction investments.

Despite volatile markets and a relatively bleak near-term picture for the global economy, I remain optimistic about the long-term. I am excited about the prospects for our companies to improve their competitive positions and to grow revenues and profits. I have not changed my investment approach. I believe the best way to generate solid long-term returns is through high-conviction, long-term investments in what I consider are world-class companies with exciting prospects and undeservedly low valuations.

Although the performance of the markets and the Fund was positive over the past eleven months, the future performance of the Fund could be considerably worse or perhaps negative. I certainly do not envision another period like the 2008 crisis, but I also recognize the futility of attempting to predict short-term market trends. As a fellow fund holder of Janus Overseas Fund, I share your pain during periods of net asset value (NAV) decline. More importantly, as steward of your money, I take my responsibility very seriously. I recognize that you have entrusted me and Janus with your hard-earned savings. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

60 | SEPTEMBER 30, 2010

(unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	3.66%
Ford Motor Co.	2.47%
Li & Fung, Ltd.	2.38%
Delta Air Lines, Inc.	2.36%
Continental Airlines, Inc. – Class B	1.56%

5 Bottom Performers – Holdings

Contribution

Petroplus Holdings A.G.	–0.61%
Yahoo!, Inc.	–0.57%
Nomura Holdings, Inc.	–0.53%
LG Electronics, Inc.	–0.37%
Petroleo Brasileiro S.A.	–0.35%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	7.47%	22.57%	8.60%
Industrials	7.45%	14.17%	10.20%
Information Technology	3.45%	11.81%	6.76%
Financials	2.27%	25.31%	25.81%
Materials	1.54%	4.04%	11.95%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–0.40%	14.13%	10.74%
Utilities	0.00%	0.00%	4.84%
Telecommunication Services	0.01%	0.38%	6.12%
Consumer Staples	1.00%	4.02%	8.70%
Health Care	1.03%	3.57%	6.28%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 61

Janus Overseas Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Li & Fung, Ltd. Distribution/Wholesale	6.0%
Reliance Industries, Ltd. Oil Refining and Marketing	4.6%
ARM Holdings PLC Electronic Components – Semiconductors	3.8%
Ford Motor Co. Automotive – Cars and Light Trucks	3.6%
Bank of America Corp. Diversified Banking Institutions	3.4%

21.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 23.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

62 | SEPTEMBER 30, 2010

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	23.39%	16.32%	13.97%	6.63%	12.79%	1.00%	1.00%
MOP	16.29%	9.63%	12.63%	6.00%	12.38%

Janus Overseas Fund – Class C Shares
NAV	22.60%	15.47%	13.01%	5.89%	12.06%	2.01%	1.92%
CDSC	21.37%	14.31%	13.01%	5.89%	12.06%

Janus Overseas Fund – Class D Shares(1)	23.59%	16.50%	14.13%	6.75%	12.89%	0.82%	0.82%

Janus Overseas Fund – Class I Shares	23.75%	16.69%	14.11%	6.74%	12.89%	0.70%	0.70%

Janus Overseas Fund – Class R Shares	22.93%	15.84%	13.41%	6.19%	12.37%	1.44%	1.44%

Janus Overseas Fund – Class S Shares	23.20%	16.13%	13.74%	6.44%	12.61%	1.19%	1.19%

Janus Overseas Fund – Class T Shares	23.51%	16.43%	14.11%	6.74%	12.89%	0.95%	0.95%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	8.91%	7.56%	4.26%	4.33%	4.98%

Morgan Stanley Capital International EAFE® Index	4.58%	3.27%	1.97%	2.56%	4.55%

Lipper Quartile – Class T Shares	–	1st	1st	1st	1st

Lipper Ranking – based on total return for International Funds	–	46/1,291	2/741	32/410	2/100

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 63

Janus Overseas Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus Overseas Fund held approximately 11.8% of its investments in Indian securities as of September 30, 2010, and the Fund may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Effective February 16, 2010, Janus Overseas Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Overseas Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

64 | SEPTEMBER 30, 2010

(unaudited)

The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Janus Global & International Funds | 65

Janus Overseas Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,031.00	$5.80

Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,027.90	$8.64

Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,032.30	$4.53

Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,032.90	$4.18

Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,028.90	$7.68

Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,030.20	$6.41

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,031.40	$5.09

Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

†	Expenses are equal to the annualized expense ratio of 1.14% for Class A Shares, 1.70% for Class C Shares, 0.89% for Class D Shares, 0.82% for Class I Shares, 1.51% for Class R Shares, 1.26% for Class S Shares and 1.00% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

66 | SEPTEMBER 30, 2010

Janus Overseas Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 98.2%
Agricultural Chemicals – 1.5%
1,304,183	Potash Corporation of Saskatchewan, Inc.	$187,005,591
32,025	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	4,612,881
		191,618,472
Agricultural Operations – 1.2%
188,481,502	Chaoda Modern Agriculture Holdings, Ltd.£	155,733,467
Airlines – 10.3%
70,098,125	British Airways PLC*,£	267,241,917
10,583,665	Continental Airlines, Inc. – Class B*,£	262,898,239
36,573,061	Delta Air Lines, Inc.*,£	425,710,429
16,858,794	Deutsche Lufthansa A.G.*,**	310,365,085
3,349,115	UAL Corp.	79,139,587
		1,345,355,257
Automotive – Cars and Light Trucks – 4.5%
1,719,353	Daimler A.G.*,**	109,073,111
38,807,056	Ford Motor Co.*	474,998,366
		584,071,477
Building – Residential and Commercial – 1.6%
22,209,400	MRV Engenharia e Participacoes S.A.	210,842,918
Casino Hotels – 1.1%
17,047,273	Crown, Ltd.	138,211,102
Chemicals – Diversified – 0.4%
3,752,165	Israel Chemicals, Ltd.	53,052,177
Commercial Banks – 5.1%
33,159,396	Anglo Irish Bank Corp. PLC*,**,°° ,°	0
9,248,859	Banco Bilbao Vizcaya Argentaria S.A.**	125,240,093
27,469,567	Banco de Oro Unibank, Inc.	37,697,859
564,170	Banco de Oro Unibank, Inc. (GDR)(144A)	15,483,000
16,162,100	Commercial Bank of Ceylon PLC£	40,923,945
9,473,600	Hatton National Bank PLC	32,717,802
7,836,326	Punjab National Bank, Ltd.	225,311,946
2,625,108	State Bank of India, Ltd.	189,372,841
		666,747,486
Computers – 1.7%
4,469,908	Research In Motion, Ltd. (U.S. Shares)*	217,639,821
Distribution/Wholesale – 7.0%
8,720,075	Adani Enterprises, Ltd.	128,691,917
139,516,090	Li & Fung, Ltd.	780,934,580
		909,626,497
Diversified Banking Institutions – 8.1%
33,426,547	Bank of America Corp.	438,222,031
2,784,520	Credit Suisse Group A.G.	119,285,623
4,399,072	Deutsche Bank A.G.**	240,396,746
2,109,970	Julius Baer Group, Ltd.	76,929,706
72,027,617	UniCredit S.P.A.**	184,425,927
		1,059,260,033
Diversified Operations – 1.0%
251,200	Aitken Spence & Co. PLC	7,480,631
5,125,015	MAX India, Ltd.*	19,350,860
75,292,535	Melco International Development, Ltd.*,£	38,335,027
1,219,723	Orascom Development Holding A.G.*	63,484,565
		128,651,083
Diversified Operations – Commercial Services – 1.5%
64,902,100	John Keells Holdings PLC£	191,219,419
Electric Products – Miscellaneous – 1.1%
1,736,198	LG Electronics, Inc.	146,350,291
Electronic Components – Semiconductors – 3.8%
80,274,615	ARM Holdings PLC£	500,327,620
Finance – Investment Bankers/Brokers – 1.0%
26,318,800	Nomura Holdings, Inc.**	127,658,134
Finance – Mortgage Loan Banker – 0.6%
4,423,870	Housing Development Finance Corp.	72,226,611
Food – Catering – 0%
24,630,000	FU JI Food & Catering Services Holdings, Ltd.*,mu ,°° ,§	0
Hotels and Motels – 2.3%
129,465,165	Shangri-La Asia, Ltd.	293,838,117
Investment Management and Advisory Services – 0.4%
8,717,949	BlueBay Asset Management PLC	47,280,365
Life and Health Insurance – 1.0%
12,492,895	Prudential PLC	125,021,824
Medical – Biomedical and Genetic – 1.5%
3,508,585	Celgene Corp.*	202,129,582
Medical – Drugs – 1.5%
7,676,515	Biovail, Corp.*	192,296,701
Metal – Diversified – 1.4%
7,784,960	Ivanhoe Mines, Ltd.*	182,703,611
Multi-Line Insurance – 0.7%
8,421,356	ING Groep N.V.*,**	86,963,547
Oil and Gas Drilling – 0.4%
7,191,180	Karoon Gas Australia, Ltd. (144A)	52,465,637
Oil Companies – Exploration and Production – 2.9%
16,593,491	Cairn Energy PLC*	118,317,460
2,589,963	Niko Resources, Ltd.£	254,967,581
		373,285,041
Oil Companies – Integrated – 1.1%
3,992,780	Petroleo Brasileiro S.A. (ADR)	144,818,131
Oil Field Machinery and Equipment – 0.2%
2,559,566	Wellstream Holdings PLC£	30,815,074
Oil Refining and Marketing – 9.1%
5,798,026	Neste Oil OYJ**	90,617,127
12,302,358	Petroplus Holdings A.G.*,£	149,403,385
27,279,659	Reliance Industries, Ltd.	599,645,015
19,745,545	Valero Energy Corp.	345,744,493
		1,185,410,020
Power Converters and Power Supply Equipment – 0.3%
4,230,245	Suntech Power Holdings Co., Ltd. (ADR)*	40,779,562
Property and Casualty Insurance – 1.6%
12,182,579	Reliance Capital, Ltd.	211,891,200
Real Estate Operating/Development – 10.0%
156,018,120	Ayala Land, Inc.	62,453,947
40,079,994	CapitaLand, Ltd.	123,682,082

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 67

Janus Overseas Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Real Estate Operating/Development – (continued)
188,951,000	China Overseas Land & Investment, Ltd.	$399,909,752
14,067,905	Cyrela Brazil Realty S.A.	198,499,079
3,506,511	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	26,510,774
66,617,000	Hang Lung Properties, Ltd.	324,898,791
13,253,080	PDG Realty S.A. Empreendimentos e Participacoes	157,858,700
848,262	Rossi Residencial S.A.	8,123,098
		1,301,936,223
Retail – Consumer Electronics – 0.7%
1,521,760	Yamada Denki Co., Ltd.**	94,460,373
Retail – Miscellaneous/Diversified – 0.9%
9,327,414	SM Investments Corp.	121,119,598
Semiconductor Equipment – 2.6%
11,405,937	ASML Holding N.V.**	341,961,720
Steel – Producers – 0.9%
1,943,424	ArcelorMittal**	64,312,698
3,962,700	Tokyo Steel Manufacturing Co., Ltd.**	46,869,092
		111,181,790
Sugar – 2.2%
12,253,642	Bajaj Hindusthan, Ltd.£	36,414,187
1,149,300	Bajaj Hindusthan, Ltd. (GDR)(144A)	3,415,051
5,735,700	Cosan S.A. Industria e Comercio	85,237,038
14,108,974	Cosan, Ltd. – Class A£	163,523,009
		288,589,285
Telecommunication Equipment – 0%
119	Nortel Networks Corp. (U.S. Shares)*	3
Telecommunication Services – 0.3%
11,583,898	Reliance Communications, Ltd.	43,407,521
Toys – 2.0%
1,056,700	Nintendo Co., Ltd.**	264,147,613
Web Portals/Internet Service Providers – 2.0%
18,878,835	Yahoo!, Inc.*	267,513,092
Wire and Cable Products – 0.7%
5,185,832	Prysmian S.P.A**	94,912,750

Total Common Stock (cost $10,046,035,861)		12,797,520,245

Rights – 0.1%
Diversified Banking Institutions – 0.1%
3,223,462	Deutsche Bank A.G.*,** (cost $0)	15,598,389

Money Market – 1.5%
199,228,662	Janus Cash Liquidity Fund LLC, 0% (cost $199,228,662)	199,228,662

Total Investments (total cost $10,245,264,523) – 99.8%		13,012,347,296

Cash, Receivables and Other Assets, net of Liabilities** – 0.2%		26,307,982

Net Assets – 100%		$13,038,655,278

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$190,676,739	1.5%
Bermuda	1,238,295,705	9.5%
Brazil	831,889,737	6.4%
Canada	1,039,226,187	8.0%
Cayman Islands	196,513,028	1.5%
Finland	90,617,127	0.7%
Germany	675,433,331	5.2%
Hong Kong	763,143,572	5.9%
India	1,529,727,150	11.8%
Ireland	0	0.0%
Israel	53,052,177	0.4%
Italy	279,338,677	2.0%
Japan	533,135,213	4.1%
Luxembourg	64,312,698	0.5%
Netherlands	428,925,267	3.3%
Philippines	236,754,404	1.8%
Singapore	123,682,082	1.0%
South Korea	146,350,291	1.1%
Spain	125,240,093	1.0%
Sri Lanka	272,341,797	2.1%
Switzerland	409,103,278	3.1%
United Kingdom	1,089,004,261	8.4%
United States††	2,695,584,482	20.7%

Total	$13,012,347,296	100.0%

††	Includes Cash Equivalents (19.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S.$	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
Euro 11/18/10	51,900,000	$70,716,820	$(2,965,003)
Japanese Yen 11/18/10	15,650,000,000	187,602,453	(4,960,979)

		258,319,273	(7,925,982)

HSBC Securities (USA), Inc.:
Euro 10/7/10	49,000,000	66,790,414	(1,926,664)
Japanese Yen 10/7/10	14,680,000,000	175,897,725	(4,476,498)

		242,688,139	(6,403,162)

JP Morgan Chase & Co.:
Euro 11/10/10	43,500,000	59,276,002	27,548
Japanese Yen 11/10/10	13,700,000,000	164,211,862	(281,359)

		223,487,864	(253,811)

		$724,495,276	$(14,582,955)

Total Return Swaps outstanding at September 30, 2010

	Notional	Return Paid	Return Received	Termination	Unrealized
Counterparty	Amount	by the Fund	by the Fund	Date	Appreciation

UBS A.G.	$108,985,319	1-month LIBOR plus 85 basis points	Sberbank of Russia	6/18/2011	$7,634,558

See Notes to Schedules of Investments and Financial Statements.

68 | SEPTEMBER 30, 2010

Janus Worldwide Fund (unaudited)

Fund Snapshot The Janus Worldwide Fund invests globally seeking companies that we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth.	Brent Lynn portfolio manager

Performance Overview

During the eleven-month period ended September 30, 2010, Janus Worldwide Fund’s Class T Shares returned 17.08%. Its benchmark, the Morgan Stanley Capital International World Index, returned 8.69%.

Despite an environment of continued economic uncertainty and rising concerns about global government finances, global markets rose during the period. The Fund also rose and outperformed its index. While I am pleased with the short-term performance of the Fund, I remain focused on long-term investing, which I strongly believe is the best way to create long-term value for fundholders.

Economic Update

My expectations for reasonably strong global economic growth in 2010 turned out to be overly optimistic. In the second half of 2009, U.S. and European economies were showing signs of a significant rebound, driven by central bank easing, fiscal stimulus, and inventory restocking. Momentum slowed, however, in the spring and summer of 2010, particularly in the U.S. I underestimated the difficulty for the U.S. to generate a sustainable recovery in face of housing market weakness, high unemployment, regulatory uncertainty, and limited government capacity to provide additional fiscal stimulus. Although, in recent months, export strength has boosted economic activity in Germany and some Northern European countries, many of the key developed world economies appear weak and fragile. I believe many businesses still have limited visibility into 2011, and the path back to sustained global economic growth remains uncertain.

In contrast to the conditions in developed markets, emerging countries, particularly China, stood out as pillars of strength. Globalization, urbanization and infrastructure development remain powerful structural drivers of growth in emerging economies. The financial systems in China, India, Brazil and other key emerging markets generally suffered minimal damage during the 2008 crisis. In addition, China has significant capacity to use fiscal spending to support its economy in the case of another global downturn.

Sovereign balance sheets, particularly for European countries, became a focus for the markets. Clearly significant risks exist for Greece and other over-leveraged countries and sovereign financing difficulties could impact global markets. Yet I believe that measures taken by Spain, the U.K. and other key European countries to address government finances are important positive steps that will yield long-term benefits. I believe that sovereign balance sheets will remain a critical issue for markets over the medium-term. The U.S. and Japan eventually will be forced to tackle difficult fiscal questions to stabilize their own government finances.

Portfolio Positioning

I took over as interim manager of Janus Worldwide Fund in May, 2010. I have attempted to manage the Fund using the same general investment philosophy and risk parameters as the previous manager, Laurent Saltiel. In order to emphasize stock selection, broad constraints exist on country and sector exposure. I am focused on making long-term investments in companies with strong competitive advantages, high returns on capital, high cash flow generation and attractive growth opportunities.

The Fund has significant holdings in emerging markets, although total emerging market exposure is internally limited to 20 percent of the portfolio. I expect economic growth in China, India, Brazil and other key emerging markets to significantly outpace the U.S. and Western countries for many years. In an environment of rapidly expanding economies, I believe that emerging markets will offer some of the most exciting opportunities for investment in great growth companies.

In a difficult market environment with considerable economic uncertainty, I attempted to maintain a strong valuation discipline. I cut or sold positions in the Fund as they approached our valuation targets, even when underlying fundamentals at the companies remained strong. I also sold some of our smaller positions and

Janus Global & International Funds | 69

Janus Worldwide Fund (unaudited)

reduced the number of holdings in the Fund to focus on our highest conviction ideas.

Contributors to Performance

In keeping with the Fund’s investment approach, stock selection had a much greater impact on performance than geographic or sector weightings. On a geographic basis, holdings in the U.S., U.K., and China were important contributors to performance during the period. Holdings in Singapore and France had negative contributions. On a sector basis, our investments in industrials companies, energy companies and consumer staples companies were meaningful contributors to performance. Investments in utilities companies, telecom companies, and consumer discretionary companies had only marginal contribution.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Aggreko PLC, a U.K. based supplier of temporary power generating units, was the largest contributor to performance during the period. Analyst Andy Tam’s superb in-depth research on the company and the temporary power industry gave us the conviction to own a significant position in Aggreko. By far the largest global supplier of temporary power units, Aggreko was able to take advantage of strong demand to diversify beyond Africa into new markets such as Indonesia and Bangladesh.

Canada-based Potash Corporation of Saskatchewan, Inc., the world’s largest fertilizer producer, was the second largest contributor to performance during the period. Analyst Matt Hochstetler’s terrific detailed research on the company and the global fertilizer industry convinced us to hold a large position in Potash Corp. The global leader in potash fertilizer, Potash Corp. benefited from a tighter supply and rising emerging market demand for potash and from a takeout offer from Australian mining conglomerate BHP Billiton.

U.S. based technology company, Apple, Inc., was the third largest contributor to performance during the period. We held a large position in Apple because of analyst Alan Bezoza’s tremendous in-depth research on the company and on the entire mobile device and personal computer universe. During the period, the iPad, the iPhone and international divisions generated extraordinary sales growth for Apple.

Detractors from Performance

Singapore-based education company, Raffles Education Corp., Ltd., was the largest detractor during the period. The stock suffered as Chinese government restrictions on college enrollment limited the number of students at Raffles’ China campus. We believe the Raffles campus near Beijing is attractive to students and retains significant growth potential.

U.K.-based hedge fund manager Man Group PLC was the second largest detractor during the period. Poor performance from Man Group’s largest fund resulted in a decline in assets and performance fees. I sold the position due to concerns about the company’s growth prospects.

U.S.-based education software company Blackboard, Inc. was the third largest detractor during the period. The stock was pressured by concerns about schools’ ability to spend on software in a time of budget shortfalls. We believe that Blackboard’s competitive advantages and leading products in software solutions for education position the company for long-term growth.

Investment Strategy and Outlook

During good markets but especially during difficult ones, conviction in our investments is critical. My conviction to buy or to hold positions comes from our team’s tremendous, in-depth fundamental research. Janus’ investment team travels millions of miles every year, meeting with companies and their competitors, suppliers and customers. I believe these meetings help us understand our companies better and lay the foundation for high-conviction investments.

As interim manager of Janus Worldwide Fund, I am working very closely with the investment team to get what we believe are the best ideas into the portfolio while Janus is undertaking a comprehensive search for a permanent replacement.

Thank you for your continued investment in Janus Worldwide Fund.

70 | SEPTEMBER 30, 2010

(unaudited)

Janus Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

Aggreko PLC	2.52%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.65%
Apple, Inc.	1.43%
Enterprise GP Holdings L.P.	1.12%
Admiral Group PLC	1.09%

5 Bottom Performers – Holdings

Contribution

Raffles Education Corp., Ltd.	–0.73%
Man Group PLC	–0.61%
Blackboard, Inc.	–0.52%
Vistaprint N.V. (U.S. Shares)	–0.46%
Monsanto Co.	–0.41%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Industrials	3.77%	11.41%	10.80%
Energy	2.46%	7.53%	10.58%
Consumer Staples	2.35%	9.81%	10.26%
Materials	2.22%	9.37%	7.39%
Information Technology	2.18%	16.37%	11.89%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Utilities	0.13%	0.62%	4.41%
Telecommunication Services	0.30%	0.84%	4.26%
Consumer Discretionary	0.48%	13.73%	9.73%
Health Care	1.49%	11.21%	9.92%
Financials	1.98%	19.11%	20.76%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 71

Janus Worldwide Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Apple, Inc. Computers	3.3%
Celgene Corp. Medical – Biomedical and Genetic	2.9%
Bank of America Corp. Diversified Banking Institutions	2.8%
Li & Fung, Ltd. Distribution/Wholesale	2.7%
Blackboard, Inc. Educational Software	2.6%

14.3%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 8.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

72 | SEPTEMBER 30, 2010

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Worldwide Fund – Class A Shares
NAV	16.87%	13.65%	1.66%	–3.32%	8.37%	1.05%	1.05%
MOP	10.16%	7.11%	0.46%	–3.90%	8.04%

Janus Worldwide Fund – Class C Shares
NAV	15.93%	12.68%	0.85%	–4.01%	7.67%	2.13%	1.92%
CDSC	14.78%	11.55%	0.85%	–4.01%	7.67%

Janus Worldwide Fund – Class D Shares(1)	17.13%	13.94%	1.76%	–3.26%	8.41%	0.74%	0.74%

Janus Worldwide Fund – Class I Shares	17.18%	13.99%	1.75%	–3.26%	8.41%	0.62%	0.62%

Janus Worldwide Fund – Class R Shares	16.46%	13.23%	1.21%	–3.72%	7.99%	1.37%	1.37%

Janus Worldwide Fund – Class S Shares	16.73%	13.49%	1.46%	–3.51%	8.21%	1.12%	1.12%

Janus Worldwide Fund – Class T Shares	17.08%	13.88%	1.75%	–3.26%	8.41%	0.87%	0.87%

Morgan Stanley Capital International World IndexSM	8.69%	6.76%	1.30%	0.79%	6.22%

Morgan Stanley Capital International All Country World IndexSM	10.12%	8.42%	2.39%	1.64%	N/A

Lipper Quartile – Class T Shares	–	1st	3rd	4th	2nd

Lipper Ranking – based on total return for Global Funds	–	91/614	169/329	157/163	5/18

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Global & International Funds | 73

Janus Worldwide Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective February 16, 2010, Janus Worldwide Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Worldwide Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares, reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations

74 | SEPTEMBER 30, 2010

(unaudited)

or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

May 16, 1991 is the date used to calculate the since–inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 7, 2010, Brent Lynn is interim portfolio manager of Janus Worldwide Fund.

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

Janus Global & International Funds | 75

Janus Worldwide Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,024.20	$5.43

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,019.80	$9.57

Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,025.10	$4.32

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,025.10	$3.66

Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,021.90	$7.30

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,023.50	$6.04

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,024.90	$4.77

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

†	Expenses are equal to the annualized expense ratio of 1.07% for Class A Shares, 1.89% for Class C Shares, 0.85% for Class D Shares, 0.72% for Class I Shares, 1.44% for Class R Shares, 1.19% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

76 | SEPTEMBER 30, 2010

Janus Worldwide Fund

Schedule of Investments

As of September 30, 2010

Shares or Principal Amounts		Value

Common Stock – 94.2%
Agricultural Chemicals – 4.8%
382,585	Intrepid Potash, Inc.*	$9,973,991
605,025	Monsanto Co.	28,998,848
321,640	Mosaic Co.	18,899,566
392,405	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	56,522,017
		114,394,422
Agricultural Operations – 0.7%
19,760,415	Chaoda Modern Agriculture Holdings, Ltd.	16,327,108
Brewery – 0.8%
324,812	Anheuser-Busch InBev N.V.	19,080,636
Building – Residential and Commercial – 0.4%
16,545	NVR, Inc.*	10,713,384
Cable/Satellite TV – 1.6%
35,342	Jupiter Telecommunications Co., Ltd.**	38,112,993
Chemicals – Specialty – 1.3%
19,636,035	Huabao International Holdings, Ltd.	30,603,418
Commercial Banks – 2.0%
1,634,106	Standard Chartered PLC	46,950,587
Commercial Services – 1.9%
1,866,940	Aggreko PLC	46,097,290
Commercial Services – Finance – 0.9%
95,475	MasterCard, Inc. – Class A	21,386,400
Computer Aided Design – 0.5%
281,514	ANSYS, Inc.*	11,893,967
Computers – 5.0%
277,651	Apple, Inc.*	78,783,471
842,933	Research In Motion, Ltd. (U.S. Shares)	41,042,408
		119,825,879
Computers – Peripheral Equipment – 0.5%
723,909	Logitech International S.A.*	12,629,254
Cosmetics and Toiletries – 0.7%
228,240	Colgate-Palmolive Co.	17,542,526
Distribution/Wholesale – 2.7%
11,567,550	Li & Fung, Ltd.	64,748,803
Diversified Banking Institutions – 6.6%
5,042,443	Bank of America Corp.	66,106,427
341,993	Goldman Sachs Group, Inc.**	49,445,348
1,115,230	JPMorgan Chase & Co.	42,456,806
		158,008,581
Diversified Minerals – 0.9%
562,573	BHP Billiton, Ltd.	21,443,452
Diversified Operations – 2.8%
4,260,935	China Merchants Holdings International Co., Ltd.	15,465,097
895,160	Danaher Corp.	36,352,448
1,835,400	Investimentos Itau S.A.	14,017,478
		65,835,023
Educational Software – 4.4%
1,726,515	Blackboard, Inc.*,£	62,223,601
3,234,040	Educomp Solutions, Ltd.	43,919,146
		106,142,747
Electric – Distribution – 0.2%
892,771	Equatorial Energia S.A.	5,409,294
Electronic Connectors – 0.6%
269,147	Amphenol Corp. – Class A	13,182,820
Electronic Measuring Instruments – 1.4%
155,700	Keyence Corp.**	33,964,632
Enterprise Software/Services – 4.5%
888,936	Autonomy Corp. PLC*	25,334,274
692,774	Aveva Group PLC	15,949,167
1,987,205	Oracle Corp.	53,356,454
424,462	Temenos Group A.G.*	13,016,265
		107,656,160
Finance – Investment Bankers/Brokers – 0.4%
659,080	Charles Schwab Corp.	9,161,212
Finance – Mortgage Loan Banker – 1.3%
1,903,210	Housing Development Finance Corp.	31,072,886
Finance – Other Services – 1.7%
1,855,525	BM&F Bovespa S.A.	15,520,292
36,105	CME Group, Inc.	9,403,547
2,046,332	IG Group Holdings PLC	16,003,952
		40,927,791
Food – Wholesale/Distribution – 1.0%
9,648,625	Olam International, Ltd.	23,906,868
Gold Mining – 1.0%
388,620	Newmont Mining Corp.	24,409,222
Hotels and Motels – 0.6%
6,424,000	Shangri-La Asia, Ltd.	14,580,108
Human Resources – 1.6%
3,175,795	Capita Group PLC	39,243,810
Industrial Gases – 0.5%
140,680	Praxair, Inc.	12,697,777
Investment Management and Advisory Services – 0.8%
140,345	Affiliated Managers Group, Inc.*	10,948,314
2,404,398	GP Investments, Ltd. (BDR)	8,840,430
		19,788,744
Life and Health Insurance – 1.0%
2,500,229	Prudential PLC	25,020,877
Medical – Biomedical and Genetic – 5.8%
302,020	Alexion Pharmaceuticals, Inc.*	19,438,007
1,184,560	Celgene Corp.*,**	68,242,501
769,133	Gilead Sciences, Inc.*	27,388,826
643,920	Vertex Pharmaceuticals, Inc.*	22,260,314
		137,329,648
Medical – Drugs – 1.1%
259,675	Novo Nordisk A/S	25,706,149
Medical – Generic Drugs – 0.3%
387,786	Mylan, Inc.*	7,294,255
Medical Instruments – 0.9%
529,822	St. Jude Medical, Inc.*	20,843,197
Oil – Field Services – 2.5%
823,123	AMEC PLC	12,768,023
1,112,409	Petrofac, Ltd.	24,010,165
372,260	Schlumberger, Ltd. (U.S. Shares)	22,934,939
		59,713,127

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 77

Janus Worldwide Fund

Schedule of Investments

As of September 30, 2010

Shares or Principal Amounts		Value

Oil Companies – Integrated – 2.4%
373,450	Exxon Mobil Corp.	$23,075,475
320,862	Petroleo Brasileiro S.A. (U.S. Shares)	10,530,691
442,097	Total S.A.	22,800,630
		56,406,796
Oil Field Machinery and Equipment – 0.6%
378,647	Dresser-Rand Group, Inc.*	13,968,288
Optical Supplies – 0.7%
95,281	Alcon, Inc. (U.S. Shares)	15,891,918
Pharmacy Services – 1.3%
643,990	Express Scripts, Inc. – Class A*	31,362,313
Pipelines – 4.0%
1,338,725	Energy Transfer Equity L.P.	49,693,472
558,774	Enterprise GP Holdings L.P.	32,811,209
200,698	Kinder Morgan Management LLC*	12,092,055
		94,596,736
Printing – Commercial – 0.9%
550,175	VistaPrint N.V. (U.S. Shares)*	21,264,264
Real Estate Management/Services – 0.8%
15,493,881	Regus PLC	19,480,539
Real Estate Operating/Development – 1.3%
6,238,435	Hang Lung Properties, Ltd.	30,425,567
Retail – Consumer Electronics – 1.4%
526,250	Yamada Denki Co., Ltd.**	32,665,973
Rubber/Plastic Products – 1.8%
1,636,672	Jain Irrigation Systems, Ltd.	43,280,227
Schools – 2.7%
977,100	Anhanguera Educacional Participacoes S.A.	17,333,316
1,496,470	Estacio Participacoes S.A.	17,169,996
1,156,900	Kroton Educacional S.A.*	10,251,186
87,402,550	Raffles Education Corp., Ltd.*,£	18,629,547
		63,384,045
Semiconductor Equipment – 2.2%
1,731,132	ASML Holding N.V.	51,901,118
Tobacco – 3.8%
474,540	British American Tobacco PLC	17,727,264
14,407	Japan Tobacco, Inc.**	48,055,306
447,203	Philip Morris International, Inc.	25,052,312
		90,834,882
Toys – 0.4%
36,900	Nintendo Co., Ltd.**	9,224,044
Transportation – Services – 1.0%
149,570	C.H. Robinson Worldwide, Inc.	10,457,934
297,050	Expeditors International of Washington, Inc.	13,732,622
		24,190,556
Web Portals/Internet Service Providers – 1.0%
1,614,355	Yahoo!, Inc.*	22,875,410
Wireless Equipment – 2.2%
298,536	Crown Castle International Corp.*	13,180,364
587,660	QUALCOMM, Inc.	26,515,219
338,375	SBA Communications Corp. – Class A*	13,636,513
		53,332,096

Total Common Stock (cost $1,931,533,389)		2,248,729,819

Corporate Bond – 1.2%
Enterprise Software/Services – 1.2%
$15,150,000	Autonomy Corp. PLC, 3.2500%, 3/4/15 (cost $24,088,093)	27,900,881

Warrant – 1.0%
Diversified Financial Services – 1.0%
2,026,056	JP Morgan Chase & Co. – expires 10/28/18* (cost $21,780,102)	23,644,074

Money Market – 3.7%
89,289,098	Janus Cash Liquidity Fund LLC, 0% (cost $89,289,098)	89,289,098

Total Investments (total cost $2,066,690,682) – 100.1%		2,389,563,872

Liabilities, net of Cash, Receivables and Other Assets** – (0.1)%		(2,477,863)

Net Assets – 100%		$2,387,086,009

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$21,443,452	0.9%
Belgium	19,080,636	0.8%
Bermuda	118,772,759	5.0%
Brazil	90,232,254	3.8%
Canada	97,564,424	4.1%
Cayman Islands	16,327,109	0.7%
Denmark	25,706,149	1.1%
France	22,800,630	0.9%
Hong Kong	45,890,664	1.9%
India	118,272,259	4.9%
Japan	162,022,948	6.8%
Jersey	43,490,704	1.8%
Netherlands	73,165,381	3.1%
Netherlands Antilles	22,934,939	1.0%
Singapore	42,536,415	1.8%
Switzerland	41,537,437	1.7%
United Kingdom	272,996,123	11.4%
United States††	1,154,789,589	48.3%

Total	$2,389,563,872	100.0%

††	Includes Cash Equivalents (44.6% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

78 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
Japanese Yen 11/18/10	4,900,000	$58,738,148	$(1,553,278)

		58,738,148	(1,553,278)

HSBC Securities (USA), Inc.:
Japanese Yen 10/7/10	2,265,000,000	27,139,533	(598,141)

		27,139,533	(598,141)

JP Morgan Chase & Co.:
Japanese Yen 11/10/10	5,051,000,000	60,542,636	(103,733)

		60,542,636	(103,733)

Total		$146,420,317	$(2,255,152)

Schedule of Written Options – Puts	Value

Jupiter Telecommunications Co., Ltd. expires February 2011 13,189 contracts exercise price 90,000.00 JPY (Premiums received $1,107,981)	$(1,434,862)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 79

Statements of Assets and Liabilities

						Janus	Janus
As of September 30, 2010	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Life Sciences Fund	Research Fund	Select Fund(1)	Technology Fund	Equity Fund	Fund	Fund

Assets:
Investments at cost	$571,972	$204,748	$2,962,946	$651,562	$210,426	$10,245,265	$2,066,691
Unaffiliated investments at value	$658,962	$237,656	$3,458,846	$766,000	$236,831	$10,295,605	$2,219,422
Affiliated investments at value	3,402	-	136,394	18,740	-	2,517,513	80,853
Affiliated money market investments	9,648	2,181	93,986	16,814	5,794	199,229	89,289
Cash	-	44	-	662	95	1,640	22
Cash denominated in foreign currency(2)	-	710	1,180	26	127	3,557	247
Restricted cash (Note 1)	-	-	3,036	-	-	17,200	1,050
Deposits with broker for short sales	1,907	-	-	25,672	-	-	-
Swap contract	-	-	-	-	-	7,635	-
Receivables:
Investments sold	57	2,815	30,032	30,734	1,209	5,176	102
Fund shares sold	48	183	804	157	290	17,360	176
Dividends	1,476	620	3,652	289	724	15,516	3,835
Interest	-	-	-	-	-	-	52
Non-interested Trustees’ deferred compensation	18	7	98	22	7	353	65
Other assets	87	10	40	25	30	4,781	6,572
Forward currency contracts	30	-	300	118	-	28	-
Total Assets	675,635	244,226	3,728,368	859,259	245,107	13,085,593	2,401,685
Liabilities:
Payables:
Short sales, at value(3)	3,786	-	-	23,020	-	-	-
Options Written, at value(4)	-	-	6,151	-	-	-	1,435
Due to Custodian	26	-	1,206	-	-	-	-
Investments purchased	-	2,187	87,138	14,015	1,207	9,541	-
Fund shares repurchased	564	113	1,772	502	145	11,331	8,592
Dividends and distributions	-	3	-	-	-	2	1
Advisory fees	345	150	1,834	414	148	6,619	1,157
Administrative services fees - Class D Shares	42	11	202	52	1	234	121
Administrative services fees - Class R Shares	N/A	N/A	1	N/A	-	31	-
Administrative services fees - Class S Shares	-	-	3	-	1	349	12
Administrative services fees - Class T Shares(5)	46	23	273	52	-	1,211	215
Distribution fees and shareholder servicing fees - Class A Shares	-	-	7	-	15	153	1
Distribution fees and shareholder servicing fees - Class C Shares	-	-	11	1	17	221	1
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	1	N/A	-	62	-
Distribution fees and shareholder servicing fees - Class S Shares	-	-	3	-	1	349	12
Administrative, networking and omnibus fees - Class A Shares	-	-	9	-	18	100	1
Administrative, networking and omnibus fees - Class C Shares	-	-	8	-	9	155	1
Administrative, networking and omnibus fees - Class I Shares	-	-	-	-	-	-	-
Non-interested Trustees’ fees and expenses	2	-	6	1	-	24	7
Non-interested Trustees’ deferred compensation fees	18	7	98	22	7	353	65
Foreign tax liability	-	-	455	-	-	-	-
Accrued expenses and other payables	329	127	1,284	454	132	1,592	723
Forward currency contracts	883	-	8,746	331	-	14,611	2,255
Total Liabilities	6,041	2,621	109,208	38,864	1,701	46,938	14,599
Net Assets	$669,594	$241,605	$3,619,160	$820,395	$243,406	$13,038,655	$2,387,086

80 | September 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Assets and Liabilities  (continued)

						Janus	Janus
As of September 30, 2010	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Life Sciences Fund	Research Fund	Select Fund(1)	Technology Fund	Equity Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$759,001	$256,450	$4,215,318	$857,891	$251,630	$11,102,718	$3,710,698
Undistributed net investment income/(loss)*	7,466	1,369	(326)	(31)	1,497	7,513	9,910
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(194,256)	(51,310)	(1,316,386)	(189,907)	(41,947)	(832,296)	(1,653,883)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(6)	97,383	35,096	720,554	152,442	32,226	2,760,720	320,361
Total Net Assets	$669,594	$241,605	$3,619,160	$820,395	$243,406	$13,038,655	$2,387,086
Net Assets - Class A Shares	$1,571	$756	$33,737	$1,273	$75,583	$781,965	$2,575
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71	56	3,070	83	6,932	16,460	59
Net Asset Value Per Share(7)	$22.16	$13.48	$10.99	$15.25	$10.90	$47.51	$43.56
Maximum Offering Price Per Share(8)	$23.51	$14.30	$11.66	$16.18	$11.56	$50.41	$46.22
Net Assets - Class C Shares	$187	$447	$14,285	$613	$21,096	$281,217	$1,303
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9	34	1,312	41	1,976	5,962	31
Net Asset Value Per Share(7)	$21.97	$13.34	$10.89	$15.12	$10.68	$47.17	$43.29
Net Assets - Class D Shares	$432,620	$111,287	$2,121,813	$546,899	$5,558	$2,440,197	$1,253,472
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,482	8,240	192,663	35,779	510	51,269	28,690
Net Asset Value Per Share	$22.21	$13.51	$11.01	$15.29	$10.91	$47.60	$43.69
Net Assets - Class I Shares	$4,319	$14,228	$52,107	$5,959	$131,905	$1,534,256	$11,999
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	194	1,053	4,725	389	12,097	32,188	275
Net Asset Value Per Share	$22.22	$13.51	$11.03	$15.32	$10.90	$47.67	$43.68
Net Assets - Class R Shares	N/A	N/A	$3,426	N/A	$764	$158,469	$598
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	313	N/A	71	3,349	14
Net Asset Value Per Share	N/A	N/A	$10.94	N/A	$10.79	$47.32	$43.46
Net Assets - Class S Shares	$189	$13	$12,076	$213	$6,363	$1,728,739	$61,881
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9	1	1,100	14	576	36,438	1,421
Net Asset Value Per Share	$22.09	$13.43	$10.98	$15.22	$11.04	$47.44	$43.56
Net Assets - Class T Shares(5)	$230,708	$114,874	$1,381,716	$265,438	$2,137	$6,113,812	$1,055,258
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,395	8,511	125,536	17,372	197	128,537	24,166
Net Asset Value Per Share	$22.19	$13.50	$11.01	$15.28	$10.86	$47.56	$43.67

*	See Note 5 in the Notes to the Financial Statements.
(1)	Formerly named Janus Orion Fund.
(2)	Includes cost of $709,230, $1,179,936, $25,602, $127,010, $3,560,877 and $248,705 for Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.
(3)	Includes proceeds of $1,907,387 and $25,671,947 on short sales for Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.
(4)	Includes premiums of $9,589,131 and $1,107,981 on written options for Janus Global Select Fund and Janus Worldwide Fund, respectively.
(5)	Formerly named Class J Shares for all Funds except Janus International Equity Fund.
(6)	Net of foreign taxes on investments of $454,675 for Janus Global Select Fund.
(7)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(8)	Maximum offering price is computed at 100/94.25 of net asset value.

82 | September 30, 2010

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Operations

For the eleven-month fiscal period or fiscal year ended	Janus Global		Janus Global		Janus Global		Janus Global		Janus International	Janus		Janus
September 30, 2010 and the fiscal year ended	Life Sciences Fund		Research Fund		Select Fund(1)		Technology Fund		Equity Fund	Overseas Fund		Worldwide Fund
October 31, 2009 (all numbers in thousands)	2010(2)	2009	2010(2)	2009	2010(2)	2009	2010(2)	2009	2010(3)	2010(2)	2009	2010(2)	2009

Investment Income:
Interest	$45	$359	$-	$-	$3	$1,207	$-	$13	$39	$8	$25	$779	$109
Securities lending income	-	-	-	3	-	31	-	-	-	-	-	-	-
Interest proceeds from short sales	2	-	-	-	7	-	-	-	-	-	-	-	-
Dividends	14,028	8,057	3,962	3,097	41,956	25,494	4,170	4,300	4,513	118,667	100,850	33,087	43,204
Dividends from affiliates	9	76	4	8	161	2,887	28	93	10	12,448	8,369	65	344
Foreign tax withheld	(443)	(384)	(110)	(96)	(964)	(880)	(65)	(131)	(209)	(5,663)	(4,105)	(590)	(1,761)
Total Investment Income	13,641	8,108	3,856	3,012	41,163	28,739	4,133	4,275	4,353	125,460	105,139	33,341	41,896
Expenses:
Advisory fees	3,946	3,951	1,602	1,248	20,365	16,733	4,594	3,732	1,569	67,863	38,344	12,264	10,393
Transfer agent fees and expenses	329	534	73	119	1,214	1,863	468	685	22	748	1,012	671	1,109
Registration fees	103	50	104	44	174	103	105	35	132	347	138	140	128
Custodian fees	66	37	51	47	297	254	49	26	77	2,162	1,355	386	226
Audit fees	36	23	29	25	43	17	37	21	48	70	-	60	-
Non-interested Trustees’ fees and expenses	18	44	6	5	87	83	20	51	6	271	185	62	47
Postage and mailing expenses	240	351	43	136	642	960	264	437	12	676	533	449	618
Printing fees	195	184	34	95	715	466	283	221	103	454	249	436	255
Short sales dividend expense	131	158	-	-	171	69	165	5	-	-	-	-	-
Short sales interest expense	4	-	-	-	18	-	5	-	-	-	-	-	-
Stock loan fees	64	7	-	-	183	202	769	-	-	-	-	-	-
Administrative services fees - Class D Shares	317	N/A	79	N/A	1,518	N/A	392	N/A	2	1,716	N/A	899	N/A
Administrative services fees - Class R Shares	N/A	N/A	N/A	N/A	5	1	N/A	N/A	2	294	77	1	-
Administrative services fees - Class S Shares	-	-	-	-	31	8	-	-	14	3,663	1,087	142	50
Administrative services fees - Class T Shares(4)	701	1,037	286	302	3,829	4,518	772	941	2	14,079	10,852	2,863	2,364
Distribution fees and shareholder servicing fees - Class A Shares	2	-	1	-	67	20	2	-	171	1,406	366	6	2
Distribution fees and shareholder servicing fees - Class C Shares	1	-	2	-	110	30	4	-	188	2,000	552	11	3
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	N/A	11	2	N/A	N/A	3	589	154	2	1
Distribution fees and shareholder servicing fees - Class S Shares	-	-	-	-	31	8	-	-	14	3,663	1,087	142	50
Administrative, networking and omnibus fees - Class A Shares	-	-	-	-	30	16	1	-	92	525	92	2	1
Administrative, networking and omnibus fees - Class C Shares	-	-	-	-	15	12	-	-	33	264	175	2	2
Administrative, networking and omnibus fees - Class I Shares	2	-	2	-	9	1	2	-	25	441	17	29	-
Other expenses	45	67	28	84	159	167	60	65	18	4,082	290	96	151
Non-recurring costs (Note 4)	1	-	N/A	N/A	2	-	1	-	N/A	2	-	5	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)	-	N/A	N/A	(2)	-	(1)	-	N/A	(2)	-	(5)	(1)
Total Expenses	6,200	6,443	2,340	2,105	29,724	25,533	7,992	6,219	2,533	105,313	56,565	18,663	15,400
Expense and Fee Offset	(10)	(50)	(3)	(23)	(36)	(224)	(13)	(68)	(1)	(21)	(171)	(21)	(120)
Net Expenses	6,190	6,393	2,337	2,082	29,688	25,309	7,979	6,151	2,532	105,292	56,394	18,642	15,280
Less: Excess Expense Reimbursement	-	-	-	-	-	(6)	-	-	-	(201)	(43)	(24)	(1)
Net Expenses after Expense Reimbursement	6,190	6,393	2,337	2,082	29,688	25,303	7,979	6,151	2,532	105,091	56,351	18,618	15,279
Net Investment Income/(Loss)	7,451	1,715	1,519	930	11,475	3,436	(3,846)	(1,876)	1,821	20,369	48,788	14,723	26,617
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	30,248	(66,294)	15,397	(48,473)	614,657	(1,148,994)	117,222	(96,525)	17,205	438,470	(703,715)	327,513	(938,617)
Net realized gain/(loss) from futures contracts	-	-	-	-	(11,386)	(75,144)	-	-	-	-	-	-	-
Net realized gain/(loss) from short sales	(2,118)	(90)	-	-	(25,214)	(16,120)	(10,324)	(6,224)	-	-	-	-	-
Net realized gain/(loss) from swap contracts	-	-	-	103	2,586	28,469	-	-	-	(4,864)	-	-	-
Net realized gain/(loss) from options contracts	(403)	-	(80)	29	14,377	(13,065)	(862)	628	(201)	-	-	(1,006)	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(5)	43,716	129,261	21,198	91,300	64,216	1,902,262	47,814	287,168	6,587	1,871,580	3,029,158	32,578	1,327,687
Net Gain/(Loss) on Investments	71,443	62,877	36,515	42,959	659,236	677,408	153,850	185,047	23,591	2,305,186	2,325,443	359,085	389,070
Net Increase/(Decrease) in Net Assets Resulting from Operations	$78,894	$64,592	$38,034	$43,889	$670,711	$680,844	$150,004	$183,171	$25,412	$2,325,555	$2,374,231	$373,808	$415,687

(1)	Formerly named Janus Orion Fund.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from October 1, 2009 through September 30, 2010.
(4)	Formerly named Class J Shares for all Funds except Janus International Equity Fund.
(5)	Net of foreign taxes on investments of $454,675 for Janus Global Select Fund.

84 | September 30, 2010

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets

For the eleven-month fiscal period ended September 30, 2010,	Janus Global			Janus Global			Janus Global			Janus Global
and each fiscal year ended October 31	Life Sciences Fund			Research Fund			Select Fund(1)			Technology Fund
(all numbers in thousands)	2010(2)	2009	2008	2010(2)	2009	2008	2010(2)	2009	2008	2010(2)	2009	2008

Operations:
Net investment income/(loss)	$7,451	$1,715	$1,266	$1,519	$930	1009(3)	$11,475	$3,436	$31,451	$(3,846)	$(1,876)	(1,279)(3)
Net realized gain/(loss) from investment and foreign currency transactions	30,248	(66,294)	69,084	15,397	(48,473)	(17,437)(3)	614,657	(1,148,994)	482,892	117,222	(96,525)	65,030(3)
Net realized gain/(loss) from futures contracts	-	-	-	-	-	-	(11,386)	(75,144)	(5,595)	-	-	-
Net realized gain/(loss) from short sales	(2,118)	(90)	(2,017)	-	-	-	(25,214)	(16,120)	1,365	(10,324)	(6,224)	4,175
Net realized gain/(loss) from swap contracts	-	-	-	-	103	(309)	2,586	28,469	18,339	-	-	-
Net realized gain/(loss) from options contracts	(403)	-	-	(80)	29	-	14,377	(13,065)	41,135	(862)	628	166
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	43,716	129,261	(305,197)	21,198	91,300	(133,887)	64,216	1,902,262	(3,127,027)	47,814	287,168	(498,089)(3)
Net Increase/(Decrease) in Net Assets Resulting from Operations	78,894	64,592	(236,864)	38,034	43,889	(150,624)	670,711	680,844	(2,557,440)	150,004	183,171	(429,997)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class C Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	(1)	-	N/A	-	-	N/A	(13)	-	N/A	-	-	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class T Shares(4)	(48)	(2,217)	-	(69)	(1,526)	(782)	(1,030)	(24,663)	(16,326)	-	-	(3,731)
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class C Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class T Shares(4)	-	-	-	-	-	(12,121)	-	(2,380)	-	-	-	-
Net (Decrease) from Dividends and Distributions	(49)	(2,217)	-	(69)	(1,526)	(12,903)	(1,043)	(27,043)	(16,326)	-	-	(3,731)
Capital Share Transactions:
Shares sold
Class A Shares	1,813	62	N/A	701	89	N/A	14,747	2,765	N/A	1,571	235	N/A
Class C Shares	166	21	N/A	238	199	N/A	5,585	801	N/A	849	36	N/A
Class D Shares	7,141	N/A	N/A	7,174	N/A	N/A	85,951	N/A	N/A	16,383	N/A	N/A
Class I Shares	4,102	1,026	N/A	14,179	86	N/A	52,979	8,481	N/A	4,744	1,028	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	2,036	494	N/A	N/A	N/A	N/A
Class S Shares	220	11	N/A	-	13	N/A	3,517	4,793	N/A	224	67	N/A
Class T Shares(4)	29,466	31,274	124,073	37,919	42,892	165,649	271,529	304,003	1,524,851	52,080	75,365	81,328
Shares issued in connection with restructuring (Note 9)
Class D Shares	447,205	N/A	N/A	104,194	N/A	N/A	2,004,372	N/A	N/A	507,853	N/A	N/A
Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	21,320	N/A	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7,379	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,203	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	543	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6,068	N/A	N/A	N/A	N/A

86 | September 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets (continued)

For the eleven-month fiscal period ended September 30, 2010,	Janus Global			Janus Global			Janus Global			Janus Global
and each fiscal year ended October 31	Life Sciences Fund			Research Fund			Select Fund(1)			Technology Fund
(all numbers in thousands)	2010(2)	2009	2008	2010(2)	2009	2008	2010(2)	2009	2008	2010(2)	2009	2008

Redemption fees
Class A Shares	N/A	N/A	N/A	-	-	N/A	N/A	N/A	N/A	-	-	N/A
Class C Shares	N/A	N/A	N/A	-	-	N/A	N/A	N/A	N/A	-	-	N/A
Class D Shares	8	N/A	N/A	4	N/A	N/A	N/A	N/A	N/A	18	N/A	N/A
Class I Shares	1	-	N/A	1	-	N/A	N/A	N/A	N/A	2	-	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	-	-	N/A	-	-	N/A	N/A	N/A	N/A	-	-	N/A
Class T Shares(4)	23	63	220	14	56	250	N/A	N/A	N/A	50	75	229
Reinvested dividends and distributions
Class A Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class C Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	-	-	N/A	-	-	N/A	2	-	N/A	-	-	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class T Shares(4)	47	2,178	-	68	1,505	12,720	1,013	26,546	16,032	-	-	3,662
Shares repurchased
Class A Shares	(370)	-	N/A	(113)	-	N/A	(10,309)	(4,160)	N/A	(647)	-	N/A
Class C Shares	(10)	-	N/A	(25)	(4)	N/A	(2,951)	(860)	N/A	(297)	-	N/A
Class D Shares	(32,264)	N/A	N/A	(14,408)	N/A	N/A	(200,017)	N/A	N/A	(44,071)	N/A	N/A
Class I Shares	(1,053)	(8)	N/A	(1,731)	(52)	N/A	(15,655)	(194)	N/A	(433)	-	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	(709)	(139)	N/A	N/A	N/A	N/A
Class S Shares	(39)	-	N/A	(2)	-	N/A	(7,216)	(510)	N/A	(107)	-	N/A
Class T Shares(4)	(65,792)	(102,818)	(128,325)	(43,827)	(51,120)	(131,833)	(442,095)	(536,130)	(1,460,583)	(74,819)	(78,462)	(146,246)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(4)	(447,205)	N/A	N/A	(104,194)	N/A	N/A	(2,004,372)	N/A	N/A	(507,853)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(56,541)	(68,191)	(4,032)	192	(6,336)	46,786	(241,593)	(157,597)	80,300	(44,453)	(1,656)	(61,027)
Net Increase/(Decrease) in Net Assets	22,304	(5,816)	(240,896)	38,157	36,027	(116,741)	428,075	496,204	(2,493,466)	105,551	181,515	(494,755)
Net Assets:
Beginning of period	647,290	653,106	894,002	203,448	167,421	284,162	3,191,085	2,694,881	5,188,347	714,844	533,329	1,028,084
End of period	$669,594	$647,290	$653,106	$241,605	$203,448	$167,421	$3,619,160	$3,191,085	$2,694,881	$820,395	$714,844	$533,329

Undistributed Net Investment Income/(Loss)*	$7,466	$38	$986	$1,369	$64	656(3)	$(326)	$(209)	$22,099	$(31)	$42	(200)(3)

*	See Note 5 in Notes to Financial Statements
(1)	Formerly named Janus Orion Fund.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.
(4)	Formerly named Class J Shares.

88 | September 30, 2010

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets (continued)

For the eleven-month fiscal period or fiscal year ended September 30, 2010,
the two-month fiscal period ended September 30, 2009,	Janus International
the fiscal year ended July 31, 2009 and each fiscal year ended October 31	Equity Fund			Janus Overseas Fund			Janus Worldwide Fund
(all numbers in thousands)	2010(1)	2009(2)	2009(3)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)

Operations:
Net investment income/(loss)	$1,821	$303	$2,003(7)	$20,369	$48,788	$73,249	$14,723	$26,617	$28,563
Net realized gain/(loss) from investment and foreign currency transactions	17,205	2,927	(62,239)(7)	438,470	(703,715)	146,881	327,513	(938,617)	120,599
Net realized gain/(loss) from futures contracts	-	-	-	-	-	-	-	-	-
Net realized gain/(loss) from short sales	-	-	-	-	-	-	-	-	-
Net realized gain/(loss) from swap contracts	-	-	-	(4,864)	-	-	-	-	-
Net realized gain/(loss) from options contracts	(201)	(633)	1,012	-	-	30,174	(1,006)	-	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,587	6,858	30,317	1,871,580	3,029,158	(5,783,595)	32,578	1,327,687	(2,160,537)
Net Increase/(Decrease) in Net Assets Resulting from Operations	25,412	9,455	(28,907)	2,325,555	2,374,231	(5,533,291)	373,808	415,687	(2,011,375)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(50)	-	(1,144)	(1,772)	-	N/A	(14)	-	N/A
Class C Shares	-	-	(145)	(204)	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	(422)	-	(1,392)	(2,716)	-	N/A	(214)	-	N/A
Class R Shares	-	-	(7)	(225)	-	N/A	(1)	-	N/A
Class S Shares	(7)	-	(52)	(4,125)	-	N/A	(195)	-	N/A
Class T Shares(8)	-	-	-	(27,378)	(38,008)	(163,518)	(10,450)	(40,661)	(21,825)
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	(658)	-	-	N/A	-	-	N/A
Class C Shares	-	-	(160)	-	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	-	-	(560)	-	-	N/A	-	-	N/A
Class R Shares	-	-	(6)	-	-	N/A	-	-	N/A
Class S Shares	-	-	(28)	-	-	N/A	-	-	N/A
Class T Shares(8)	-	-	-	-	(207,095)	(794,328)	-	-	-
Net (Decrease) from Dividends and Distributions	(479)	-	(4,152)	(36,420)	(245,103)	(957,846)	(10,874)	(40,661)	(21,825)
Capital Share Transactions:
Shares sold
Class A Shares	29,144	7,088	104,626	422,467	155,314	N/A	1,781	1,633	N/A
Class C Shares	6,798	1,046	21,271	96,660	39,334	N/A	263	342	N/A
Class D Shares	5,980	N/A	N/A	127,243	N/A	N/A	17,843	N/A	N/A
Class I Shares	63,611	6,197	100,296	997,956	174,339	N/A	18,118	3,059	N/A
Class R Shares	359	8	745	60,545	15,327	N/A	164	74	N/A
Class S Shares	2,263	504	6,477	474,379	169,128	N/A	8,103	5,006	N/A
Class T Shares(8)	2,141	-	1	1,567,802	1,662,937	1,534,806	49,603	65,476	106,106
Shares issued in connection with restructuring (Note 9)
Class D Shares	N/A	N/A	N/A	2,197,142	N/A	N/A	1,183,914	N/A	N/A
Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	400,243	N/A	N/A	2,041	N/A
Class C Shares	N/A	N/A	N/A	N/A	179,919	N/A	N/A	879	N/A
Class I Shares	N/A	N/A	N/A	N/A	335,846	N/A	N/A	28,194	N/A
Class R Shares	N/A	N/A	N/A	N/A	90,316	N/A	N/A	506	N/A
Class S Shares	N/A	N/A	N/A	N/A	1,118,975	N/A	N/A	46,030	N/A

90 | September 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets (continued)

For the eleven-month fiscal period or fiscal year ended September 30, 2010,
the two-month fiscal period ended September 30, 2009,	Janus International
the fiscal year ended July 31, 2009 and each fiscal year ended October 31	Equity Fund			Janus Overseas Fund			Janus Worldwide Fund
(all numbers in thousands)	2010(1)	2009(2)	2009(3)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)

Redemption fees
Class A Shares	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	-	-	-	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	3	N/A	N/A	193	N/A	N/A	10	N/A	N/A
Class I Shares	9	-	39	314	19	N/A	2	1	N/A
Class R Shares	-	-	-	16	1	N/A	-	-	N/A
Class S Shares	1	1	4	211	164	N/A	6	7	N/A
Class T Shares(8)	-	-	-	1,349	1,095	2,696	29	69	154
Reinvested dividends and distributions
Class A Shares	49	-	1,405	1,531	-	N/A	14	-	N/A
Class C Shares	-	-	193	137	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	373	-	1,857	2,188	-	N/A	202	-	N/A
Class R Shares	-	-	13	163	-	N/A	1	-	N/A
Class S Shares	6	-	70	4,083	-	N/A	195	-	N/A
Class T Shares(8)	-	-	-	26,807	239,274	933,537	10,222	39,764	21,345
Shares repurchased
Class A Shares	(33,832)	(4,880)	(94,437)	(223,249)	(97,815)	N/A	(2,739)	(140)	N/A
Class C Shares	(4,424)	(599)	(19,370)	(46,631)	(10,886)	N/A	(289)	(40)	N/A
Class D Shares	(664)	N/A	N/A	(196,239)	N/A	N/A	(88,586)	N/A	N/A
Class I Shares	(26,002)	(1,234)	(89,885)	(207,819)	(40,453)	N/A	(41,948)	(956)	N/A
Class R Shares	(424)	(1)	(686)	(26,389)	(9,324)	N/A	(180)	(29)	N/A
Class S Shares	(1,272)	(342)	(5,274)	(436,368)	(112,877)	N/A	(17,565)	(6,739)	N/A
Class T Shares(8)	(120)	-	-	(1,672,414)	(1,010,443)	(3,059,840)	(235,634)	(300,525)	(694,799)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(8)	N/A	N/A	N/A	(2,197,142)	N/A	N/A	(1,183,914)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	43,999	7,788	27,345	974,935	3,300,433	(588,801)	(280,385)	(115,348)	(567,194)
Net Increase/(Decrease) in Net Assets	68,932	17,243	(5,714)	3,264,070	5,429,561	(7,079,938)	82,549	259,678	(2,600,394)
Net Assets:
Beginning of period	174,474	157,231	162,945	9,774,585	4,345,024	11,424,962	2,304,537	2,044,859	4,645,253
End of period	$243,406	$174,474	$157,231	$13,038,655	$9,774,585	$4,345,024	$2,387,086	$2,304,537	$2,044,859

Undistributed Net Investment Income/(Loss)*	$1,497	$471	112(7)	$7,513	$30,403	$(15,557)	$9,910	$9,238	$26,818

*	See Note 5 in Notes to Financial Statements
(1)	Period from October 1, 2009 through September 30, 2010.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from August 1, 2008 through July 31, 2009.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from November 1, 2008 through October 31, 2009.
(6)	Period from November 1, 2007 through October 31, 2008.
(7)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.
(8)	Formerly named Class J Shares for all Funds except Janus International Equity Fund.

92 | September 30, 2010

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Financial Highlights

Class A Shares

	Janus Global Life		Janus Global
For a share outstanding during the eleven-month fiscal period ended	Sciences Fund		Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.69	$17.81	$11.38	$9.81
Income from Investment Operations:
Net investment income/(loss)	.21	(.01)	.05	(.01)
Net gains/(losses) on investments (both realized and unrealized)	2.28	1.89	2.07	1.58
Total from Investment Operations	2.49	1.88	2.12	1.57
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	N/A	N/A	–(3)	N/A
Total Distributions and Other	(.02)	–	(.02)	–
Net Asset Value, End of Period	$22.16	$19.69	$13.48	$11.38
Total Return**	12.65%	10.56%	18.64%	16.00%
Net Assets, End of Period (in thousands)	$1,571	$61	$756	$85
Average Net Assets for the Period (in thousands)	$849	$27	$291	$7
Ratio of Gross Expenses to Average Net Assets***(4)	1.11%(5)	1.10%	1.28%	1.37%
Ratio of Net Expenses to Average Net Assets***(4)	1.11%(5)	1.05%	1.27%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.66%	(0.19)%	0.58%	(3.12)%
Portfolio Turnover Rate***	46%	70%	74%	99%

Class A Shares

	Janus Global		Janus Global
For a share outstanding during the eleven-month fiscal period ended	Select Fund(6)		Technology Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.03	$7.59	$12.56	$10.96
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.01)	(.03)	.01
Net gains/(losses) on investments (both realized and unrealized)	1.97	1.45	2.72	1.59
Total from Investment Operations	1.96	1.44	2.69	1.60
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	N/A	N/A	–(3)	–
Total Distributions and Other	–	–	–	–
Net Asset Value, End of Period	$10.99	$9.03	$15.25	$12.56
Total Return**	21.71%	18.97%	21.42%	14.60%
Net Assets, End of Period (in thousands)	$33,737	$23,859	$1,273	$232
Average Net Assets for the Period (in thousands)	$29,501	$24,760	$818	$88
Ratio of Gross Expenses to Average Net Assets***(4)	1.11%(7)	1.18%(7)	1.26%(8)	1.07%(8)
Ratio of Net Expenses to Average Net Assets***(4)	1.10%(7)	1.16%(7)	1.26%(8)	0.99%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.19%	(0.36)%	(0.66)%	(0.45)%
Portfolio Turnover Rate***	127%	125%	76%	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.07% and 1.07%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Formerly named Janus Orion Fund.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.09% and 1.09%, respectively, in 2010 and 1.16% and 1.14%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.14% and 1.13%, respectively, in 2010 and 1.06% and 0.99%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

94 | September 30, 2010

Class A Shares

For a share outstanding during the fiscal year ended	Janus International
September 30, 2010, the two-month fiscal period ended	Equity Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009(2)	2008	2007(3)(4)

Net Asset Value, Beginning of Period	$9.65	$9.11	$11.53	$11.35	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.02	.12	(.02)	.09
Net gains/(losses) on investments (both realized and unrealized)	1.20	.52	(2.29)	.29	1.26
Total from Investment Operations	1.26	.54	(2.17)	.27	1.35
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	–	(.16)	(.04)	–
Distributions (from capital gains)*	–	–	(.09)	(.05)	–
Redemption Fees	–(5)	–	–	–	–
Total Distributions and Other	(.01)	–	(.25)	(.09)	–
Net Asset Value, End of Period	$10.90	$9.65	$9.11	$11.53	$11.35
Total Return**	13.04%	5.93%	(18.29)%	2.29%	13.50%
Net Assets, End of Period (in thousands)	$75,583	$71,609	$65,443	$73,749	$800
Average Net Assets for the Period (in thousands)	$68,357	$69,156	$54,721	$21,952	$643
Ratio of Gross Expenses to Average Net Assets***(6)	1.34%	1.31%	1.41%	1.28%	1.50%
Ratio of Net Expenses to Average Net Assets***(6)	1.34%	1.31%	1.41%	1.27%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.76%	1.02%	1.49%(7)	1.32%	1.44%
Portfolio Turnover Rate***	132%	115%	176%	39%	57%

Class A Shares

	Janus		Janus
For a share outstanding during the eleven-month fiscal period ended	Overseas Fund		Worldwide Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(8)	2009(9)	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$38.63	$33.51	$37.43	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.01)	.22	.07	.04
Net gains/(losses) on investments (both realized and unrealized)	9.03	4.90	6.23	3.99
Total from Investment Operations	9.02	5.12	6.30	4.03
Less Distributions:
Dividends (from net investment income)*	(.14)	–	(.17)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.14)	–	(.17)	–
Net Asset Value, End of Period	$47.51	$38.63	$43.56	$37.43
Total Return**	23.39%	15.28%	16.87%	12.07%
Net Assets, End of Period (in thousands)	$781,965	$462,533	$2,575	$3,084
Average Net Assets for the Period (in thousands)	$614,405	$452,405	$2,620	$2,020
Ratio of Gross Expenses to Average Net Assets***(6)	1.07%	1.00%	1.00%	1.20%
Ratio of Net Expenses to Average Net Assets***(6)	1.07%	1.00%	1.00%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	0.39%	0.45%	0.81%
Portfolio Turnover Rate***	33%	45%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2006 (inception date) through July 31, 2007.
(4)	Certain prior year amounts have been reclassified to conform with current year presentation.
(5)	Redemption fees aggregated less than $.01 on a per share basis.
(6)	See Note 6 in Notes to Financial Statements.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 95

Financial Highlights  (continued)

Class C Shares

	Janus Global Life		Janus Global
For a share outstanding during the eleven-month fiscal period ended	Sciences Fund		Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.64	$17.81	$11.34	$9.81
Income from Investment Operations:
Net investment income/(loss)	.13	(.03)	.01	(.01)
Net gains/(losses) on investments (both realized and unrealized)	2.20	1.86	2.01	1.54
Total from Investment Operations	2.33	1.83	2.02	1.53
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	N/A	N/A	–(3)	–
Total Distributions and Other	–	–	(.02)	–
Net Asset Value, End of Period	$21.97	$19.64	$13.34	$11.34
Total Return**	11.86%	10.28%	17.79%	15.60%
Net Assets, End of Period (in thousands)	$187	$21	$447	$188
Average Net Assets for the Period (in thousands)	$75	$7	$248	$28
Ratio of Gross Expenses to Average Net Assets***(4)	1.88%(5)	1.87%	1.95%	1.55%
Ratio of Net Expenses to Average Net Assets***(4)	1.88%(5)	1.80%	1.95%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.27%	(1.09)%	(0.03)%	(1.32)%
Portfolio Turnover Rate***	46%	70%	74%	99%

Class C Shares

	Janus Global		Janus Global
For a share outstanding during the eleven-month fiscal period ended	Select Fund(6)		Technology Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.01	$7.59	$12.53	$10.96
Income from Investment Operations:
Net investment income/(loss)	(.07)	(.03)	(.09)	–
Net gains/(losses) on investments (both realized and unrealized)	1.95	1.45	2.68	1.57
Total from Investment Operations	1.88	1.42	2.59	1.57
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	N/A	N/A	–(3)	–
Total Distributions and Other	–	–	–	–
Net Asset Value, End of Period	$10.89	$9.01	$15.12	$12.53
Total Return**	20.87%	18.71%	20.67%	14.32%
Net Assets, End of Period (in thousands)	$14,285	$9,611	$613	$36
Average Net Assets for the Period (in thousands)	$12,066	$9,297	$441	$14
Ratio of Gross Expenses to Average Net Assets***(4)	1.88%(7)	1.95%(7)	1.98%(8)	1.82%(8)
Ratio of Net Expenses to Average Net Assets***(4)	1.88%(7)	1.93%(7)	1.98%(8)	1.75%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.57)%	(1.14)%	(1.35)%	(1.20)%
Portfolio Turnover Rate***	127%	125%	76%	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.84% and 1.84%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Formerly named Janus Orion Fund.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.87% and 1.86%, respectively, in 2010 and 1.93% and 1.91%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.85% and 1.85%, respectively, in 2010 and 1.82% and 1.74%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

96 | September 30, 2010

Class C Shares

For a share outstanding during the fiscal year ended	Janus International
September 30, 2010, the two-month fiscal period ended	Equity Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009(2)	2008	2007(3)

Net Asset Value, Beginning of Period	$9.52	$9.00	$11.37	$11.30	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)	.01	.06	(.02)	.04
Net gains/(losses) on investments (both realized and unrealized)	1.18	.51	(2.26)	.14	1.26
Total from Investment Operations	1.16	.52	(2.20)	.12	1.30
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.08)	–	–
Distributions (from capital gains)*	–	–	(.09)	(.05)	–
Redemption Fees	–(4)	–	–	–	–
Total Distributions and Other	–	–	(.17)	(.05)	–
Net Asset Value, End of Period	$10.68	$9.52	$9.00	$11.37	$11.30
Total Return**	12.18%	5.78%	(18.88)%	1.02%	13.00%
Net Assets, End of Period (in thousands)	$21,096	$16,596	$15,260	$16,623	$846
Average Net Assets for the Period (in thousands)	$18,979	$15,959	$12,613	$5,971	$619
Ratio of Gross Expenses to Average Net Assets***(5)	2.13%	2.08%	2.20%	2.04%	2.26%
Ratio of Net Expenses to Average Net Assets***(5)	2.13%	2.07%	2.20%	2.04%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.04)%	0.24%	0.75%(6)	0.51%	0.63%
Portfolio Turnover Rate***	132%	115%	176%	39%	57%

Class C Shares

	Janus		Janus
For a share outstanding during the eleven-month fiscal period ended	Overseas Fund		Worldwide Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(7)	2009(8)	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$38.52	$33.51	$37.34	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.24)	.10	(.17)	(.05)
Net gains/(losses) on investments (both realized and unrealized)	8.93	4.91	6.12	3.99
Total from Investment Operations	8.69	5.01	5.95	3.94
Less Distributions:
Dividends (from net investment income)*	(.04)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.04)	–	–	–
Net Asset Value, End of Period	$47.17	$38.52	$43.29	$37.34
Total Return**	22.57%	14.95%	15.93%	11.80%
Net Assets, End of Period (in thousands)	$281,217	$185,858	$1,303	$1,144
Average Net Assets for the Period (in thousands)	$239,154	$170,640	$1,221	$1,063
Ratio of Gross Expenses to Average Net Assets***(5)	1.76%	1.93%	1.86%	2.07%
Ratio of Net Expenses to Average Net Assets***(5)	1.76%	1.92%	1.86%	2.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.56)%	(0.56)%	(0.32)%	(0.14)%
Portfolio Turnover Rate***	33%	45%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2006 (inception date) through July 31, 2007.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 97

Financial Highlights  (continued)

Class D Shares

	Janus Global Life	Janus Global
For a share outstanding during the fiscal	Sciences Fund	Research Fund
period ended September 30, 2010	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$21.65	$11.79
Income from Investment Operations:
Net investment income/(loss)	.24	.09
Net gains/(losses) on investments (both realized and unrealized)	.32	1.63
Total from Investment Operations	.56	1.72
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption Fees	–(2)	–(2)
Total Distributions and Other	–	–
Net Asset Value, End of Period	$22.21	$13.51
Total Return**	2.59%	14.59%
Net Assets, End of Period (in thousands)	$432,620	$111,287
Average Net Assets for the Period (in thousands)	$426,969	$106,191
Ratio of Gross Expenses to Average Net Assets***(3)	1.00%(4)	1.09%
Ratio of Net Expenses to Average Net Assets***(3)	1.00%(4)	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.74%	1.21%
Portfolio Turnover Rate***	46%	74%

Class D Shares

	Janus Global	Janus Global
For a share outstanding during the fiscal	Select Fund(5)	Technology Fund
period ended September 30, 2010	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$9.82	$13.46
Income from Investment Operations:
Net investment income/(loss)	.01	.02
Net gains/(losses) on investments (both realized and unrealized)	1.18	1.81
Total from Investment Operations	1.19	1.83
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption Fees	N/A	–(2)
Total Distributions and Other	–	–
Net Asset Value, End of Period	$11.01	$15.29
Total Return**	12.12%	13.60%
Net Assets, End of Period (in thousands)	$2,121,813	$546,899
Average Net Assets for the Period (in thousands)	$2,043,615	$526,770
Ratio of Gross Expenses to Average Net Assets***(3)	0.90%(6)	1.08%(7)
Ratio of Net Expenses to Average Net Assets***(3)	0.90%(6)	1.08%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	(0.39)%
Portfolio Turnover Rate***	127%	76%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.95% and 0.95%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Formerly named Janus Orion Fund.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.88% and 0.88%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.97% and 0.96%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

98 | September 30, 2010

Class D Shares

	Janus International	Janus Overseas
For a share outstanding during the fiscal	Equity Fund	Fund
period ended September 30, 2010	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$9.71	$41.51
Income from Investment Operations:
Net investment income/(loss)	.03	.16
Net gains/(losses) on investments (both realized and unrealized)	1.16	5.92
Total from Investment Operations	1.19	6.08
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption Fees	.01	.01
Total Distributions and Other	.01	.01
Net Asset Value, End of Period	$10.91	$47.60
Total Return**	12.36%	14.67%
Net Assets, End of Period (in thousands)	$5,558	$2,440,197
Average Net Assets for the Period (in thousands)	$2,807	$2,308,567
Ratio of Gross Expenses to Average Net Assets***(2)	1.16%	0.87%
Ratio of Net Expenses to Average Net Assets***(2)	1.16%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.10%	0.66%
Portfolio Turnover Rate***	132%	33%

Class D Shares

Janus Worldwide
For a share outstanding during the fiscal	Fund
period ended September 30, 2010	2010(1)

Net Asset Value, Beginning of Period	$38.92
Income from Investment Operations:
Net investment income/(loss)	.19
Net gains/(losses) on investments (both realized and unrealized)	4.58
Total from Investment Operations	4.77
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Redemption Fees	–(3)
Total Distributions and Other	–
Net Asset Value, End of Period	$43.69
Total Return**	12.26%
Net Assets, End of Period (in thousands)	$1,253,472
Average Net Assets for the Period (in thousands)	$1,210,028
Ratio of Gross Expenses to Average Net Assets***(2)	0.83%
Ratio of Net Expenses to Average Net Assets***(2)	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.93%
Portfolio Turnover Rate***	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

Janus Global & International Funds | 99

Financial Highlights  (continued)

Class I Shares

	Janus Global Life		Janus Global
For a share outstanding during the eleven-month fiscal period ended	Sciences Fund		Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.71	$17.81	$11.38	$9.81
Income from Investment Operations:
Net investment income/(loss)	.24	–	.09	.03
Net gains/(losses) on investments (both realized and unrealized)	2.28	1.90	2.06	1.54
Total from Investment Operations	2.52	1.90	2.15	1.57
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	.01	–	–(3)	–
Total Distributions and Other	(.01)	–	(.02)	–
Net Asset Value, End of Period	$22.22	$19.71	$13.51	$11.38
Total Return**	12.85%	10.67%	18.93%	16.00%
Net Assets, End of Period (in thousands)	$4,319	$991	$14,228	$37
Average Net Assets for the Period (in thousands)	$2,645	$249	$8,698	$31
Ratio of Gross Expenses to Average Net Assets***(4)	0.92%(5)	0.87%	0.96%	0.43%
Ratio of Net Expenses to Average Net Assets***(4)	0.91%(5)	0.77%	0.96%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.81%	0.10%	1.34%	1.01%
Portfolio Turnover Rate***	46%	70%	74%	99%

Class I Shares

	Janus Global		Janus Global
For a share outstanding during the eleven-month fiscal period ended	Select Fund(6)		Technology Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.04	$7.59	$12.57	$10.96
Income from Investment Operations:
Net investment income/(loss)	.03	–	–	–
Net gains/(losses) on investments (both realized and unrealized)	1.97	1.45	2.74	1.61
Total from Investment Operations	2.00	1.45	2.74	1.61
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	N/A	–	.01	–
Total Distributions and Other	(.01)	–	.01	–
Net Asset Value, End of Period	$11.03	$9.04	$15.32	$12.57
Total Return**	22.17%	19.10%	21.88%	14.69%
Net Assets, End of Period (in thousands)	$52,107	$9,121	$5,959	$973
Average Net Assets for the Period (in thousands)	$28,520	$2,354	$1,876	$123
Ratio of Gross Expenses to Average Net Assets***(4)	0.79%(7)	0.74%(7)	1.10%(8)	0.85%(8)
Ratio of Net Expenses to Average Net Assets***(4)	0.79%(7)	0.66%(7)	1.10%(8)	0.63%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	(0.31)%	(0.52)%	(1.27)%
Portfolio Turnover Rate***	127%	125%	76%	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.88% and 0.88%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Formerly named Janus Orion Fund.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.78% and 0.77%, respectively, in 2010 and 0.73% and 0.65%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.98% and 0.98%, respectively, in 2010 and 0.85% and 0.63%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

100 | September 30, 2010

Class I Shares

For a share outstanding during the fiscal year ended	Janus International
September 30, 2010, the two-month fiscal period ended	Equity Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009(2)	2008	2007(3)

Net Asset Value, Beginning of Period	$9.65	$9.11	$11.52	$11.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	.09	.02	.14	.08	.05
Net gains/(losses) on investments (both realized and unrealized)	1.20	.52	(2.27)	.16	1.34
Total from Investment Operations	1.29	.54	(2.13)	.24	1.39
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	–	(.19)	(.06)	–
Distributions (from capital gains)*	–	–	(.09)	(.05)	–
Redemption Fees	–(4)	–(4)	–(4)	–(4)	–
Total Distributions and Other	(.04)	–	(.28)	(.11)	–
Net Asset Value, End of Period	$10.90	$9.65	$9.11	$11.52	$11.39
Total Return**	13.44%	5.93%	(17.89)%	2.02%	13.90%
Net Assets, End of Period (in thousands)	$131,905	$80,850	$71,578	$68,397	$22,761
Average Net Assets for the Period (in thousands)	$110,413	$75,168	$52,295	$43,172	$6,599
Ratio of Gross Expenses to Average Net Assets***(5)	0.99%	0.97%	1.04%	1.19%	1.26%
Ratio of Net Expenses to Average Net Assets***(5)	0.99%	0.97%	1.04%	1.18%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.13%	1.37%	2.00%(6)	1.17%	2.28%
Portfolio Turnover Rate***	132%	115%	176%	39%	57%

Class I Shares

	Janus		Janus
For a share outstanding during the eleven-month fiscal period ended	Overseas Fund		Worldwide Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(7)	2009(8)	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$38.67	$33.51	$37.49	$33.40
Income from Investment Operations:
Net investment income/(loss)	.08	.21	.23	.09
Net gains/(losses) on investments (both realized and unrealized)	9.08	4.95	6.18	4.00
Total from Investment Operations	9.16	5.16	6.41	4.09
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	–	(.22)	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	.01	–(4)	–(4)	–(4)
Total Distributions and Other	(.16)	–	(.22)	–
Net Asset Value, End of Period	$47.67	$38.67	$43.68	$37.49
Total Return**	23.78%	15.40%	17.15%	12.25%
Net Assets, End of Period (in thousands)	$1,534,256	$542,392	$11,999	$30,008
Average Net Assets for the Period (in thousands)	$913,570	$447,943	$25,646	$27,800
Ratio of Gross Expenses to Average Net Assets***(5)	0.77%	0.70%	0.66%	0.77%
Ratio of Net Expenses to Average Net Assets***(5)	0.77%	0.69%	0.66%	0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	0.64%	0.85%	1.12%
Portfolio Turnover Rate***	33%	45%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2006 (inception date) through July 31, 2007.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 101

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the eleven-month	Janus Global
fiscal period ended September 30, 2010	Select Fund(1)
and the fiscal period ended October 31, 2009	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.02	$7.59
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.01)
Net gains/(losses) on investments (both realized and unrealized)	1.95	1.44
Total from Investment Operations	1.92	1.43
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$10.94	$9.02
Total Return**	21.29%	18.84%
Net Assets, End of Period (in thousands)	$3,426	$1,597
Average Net Assets for the Period (in thousands)	$2,334	$1,374
Ratio of Gross Expenses to Average Net Assets***(4)	1.50%(5)	1.49%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.50%(5)	1.47%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.21)%	(0.71)%
Portfolio Turnover Rate***	127%	125%

Class R Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus International Equity Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(6)	2009(7)	2008	2007(8)

Net Asset Value, Beginning of Period	$9.58	$9.05	$11.40	$11.32	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.01	.09	(.01)	.07
Net gains/(losses) on investments (both realized and unrealized)	1.18	.52	(2.26)	.14	1.25
Total from Investment Operations	1.21	.53	(2.17)	.13	1.32
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.09)	–	–
Distributions (from capital gains)*	–	–	(.09)	(.05)	–
Redemption Fees	–(9)	–	–	–	–
Total Distributions and Other	–	–	(.18)	(.05)	–
Net Asset Value, End of Period	$10.79	$9.58	$9.05	$11.40	$11.32
Total Return**	12.63%	5.86%	(18.61)%	1.11%	13.20%
Net Assets, End of Period (in thousands)	$764	$716	$670	$750	$566
Average Net Assets for the Period (in thousands)	$672	$694	$538	$647	$553
Ratio of Gross Expenses to Average Net Assets***(4)	1.71%	1.71%	1.78%	2.00%	2.00%
Ratio of Net Expenses to Average Net Assets***(4)	1.71%	1.71%	1.78%	2.00%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	0.60%	1.18%(10)	0.22%	0.85%
Portfolio Turnover Rate***	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Orion Fund.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.49% and 1.49%, respectively, in 2010 and 1.48% and 1.45%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	Period from November 28, 2006 (inception date) through July 31, 2007.
(9)	Redemption fees aggregated less than $.01 on a per share basis.
(10)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

102 | September 30, 2010

Class R Shares

	Janus
For a share outstanding during the eleven-month fiscal period ended	Overseas Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.58	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.13)	.16
Net gains/(losses) on investments (both realized and unrealized)	8.95	4.91
Total from Investment Operations	8.82	5.07
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–
Distributions (from capital gains)*	–	–
Redemption Fees	.01	–
Total Distributions and Other	(.08)	–
Net Asset Value, End of Period	$47.32	$38.58
Total Return**	22.91%	15.13%
Net Assets, End of Period (in thousands)	$158,469	$99,338
Average Net Assets for the Period (in thousands)	$128,643	$95,361
Ratio of Gross Expenses to Average Net Assets***(3)	1.48%	1.44%
Ratio of Net Expenses to Average Net Assets***(3)	1.48%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	(0.07)%
Portfolio Turnover Rate***	33%	45%

Class R Shares

	Janus
For a share outstanding during the eleven-month fiscal period ended	Worldwide Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$37.40	$33.40
Income from Investment Operations:
Net investment income/(loss)	–	.01
Net gains/(losses) on investments (both realized and unrealized)	6.14	3.99
Total from Investment Operations	6.14	4.00
Less Distributions:
Dividends (from net investment income)*	(.08)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.08)	–
Net Asset Value, End of Period	$43.46	$37.40
Total Return**	16.44%	11.98%
Net Assets, End of Period (in thousands)	$598	$532
Average Net Assets for the Period (in thousands)	$544	$494
Ratio of Gross Expenses to Average Net Assets***(3)	1.41%	1.52%
Ratio of Net Expenses to Average Net Assets***(3)	1.41%	1.51%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	0.39%
Portfolio Turnover Rate***	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 103

Financial Highlights  (continued)

Class S Shares

	Janus Global Life		Janus Global
For a share outstanding during the eleven-month fiscal period ended	Sciences Fund		Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.66	$17.81	$11.36	$9.81
Income from Investment Operations:
Net investment income/(loss)	.21	–	.03	(.01)
Net gains/(losses) on investments (both realized and unrealized)	2.23	1.85	2.06	1.56
Total from Investment Operations	2.44	1.85	2.09	1.55
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	.01	–	–(3)	–
Total Distributions and Other	(.01)	–	(.02)	–
Net Asset Value, End of Period	$22.09	$19.66	$13.43	$11.36
Total Return**	12.46%	10.39%	18.40%	15.80%
Net Assets, End of Period (in thousands)	$189	$11	$13	$13
Average Net Assets for the Period (in thousands)	$149	$1	$12	$2
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%(5)	1.48%	1.45%	1.42%
Ratio of Net Expenses to Average Net Assets***(4)	1.33%(5)	1.24%	1.45%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%	(0.07)%	0.40%	(1.18)%
Portfolio Turnover Rate***	46%	70%	74%	99%

Class S Shares

	Janus Global		Janus Global
For a share outstanding during the eleven-month fiscal period ended	Select Fund(6)		Technology Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.03	$7.59	$12.55	$10.96
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.01)	(.05)	.01
Net gains/(losses) on investments (both realized and unrealized)	1.98	1.45	2.72	1.58
Total from Investment Operations	1.95	1.44	2.67	1.59
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	N/A	–	–(3)	–
Total Distributions and Other	–	–	–	–
Net Asset Value, End of Period	$10.98	$9.03	$15.22	$12.55
Total Return**	21.59%	18.97%	21.27%	14.51%
Net Assets, End of Period (in thousands)	$12,076	$13,346	$213	$67
Average Net Assets for the Period (in thousands)	$13,398	$10,379	$165	$38
Ratio of Gross Expenses to Average Net Assets***(4)	1.24%(7)	1.24%(7)	1.43%(8)	1.31%(8)
Ratio of Net Expenses to Average Net Assets***(4)	1.24%(7)	1.21%(7)	1.42%(8)	1.26%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	(0.46)%	(0.80)%	(0.61)%
Portfolio Turnover Rate***	127%	125%	76%	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.29% and 1.29%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Formerly named Janus Orion Fund.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.23% and 1.23%, respectively, in 2010 and 1.22% and 1.19%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.30% and 1.29%, respectively, in 2010 and 1.31% and 1.26%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

104 | September 30, 2010

Class S Shares

For a share outstanding during the fiscal year ended	Janus International
September 30, 2010, the two-month fiscal period ended	Equity Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009(2)	2008	2007(3)

Net Asset Value, Beginning of Period	$9.78	$9.24	$11.62	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02	.07	.03	.08
Net gains/(losses) on investments (both realized and unrealized)	1.23	.52	(2.25)	–	1.26
Total from Investment Operations	1.27	.54	(2.18)	.03	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	–	(.12)	(.01)	–
Distributions (from capital gains)*	–	–	(.09)	(.05)	–
Redemption Fees	–(4)	–(4)	.01	.31	–
Total Distributions and Other	(.01)	–	(.20)	.25	–
Net Asset Value, End of Period	$11.04	$9.78	$9.24	$11.62	$11.34
Total Return**	13.03%	5.84%	(18.22)%	2.94%	13.40%
Net Assets, End of Period (in thousands)	$6,363	$4,702	$4,279	$3,426	$602
Average Net Assets for the Period (in thousands)	$5,510	$4,556	$2,738	$2,837	$565
Ratio of Gross Expenses to Average Net Assets***(5)	1.46%	1.46%	1.54%	1.54%	1.75%
Ratio of Net Expenses to Average Net Assets***(5)	1.46%	1.46%	1.54%	1.54%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	0.86%	1.50%(6)	1.07%	1.10%
Portfolio Turnover Rate***	132%	115%	176%	39%	57%

Class S Shares

	Janus		Janus
For a share outstanding during the eleven-month fiscal period ended	Overseas Fund		Worldwide Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(7)	2009(8)	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$38.61	$33.51	$37.43	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.04)	.20	.09	.04
Net gains/(losses) on investments (both realized and unrealized)	8.97	4.89	6.16	3.98
Total from Investment Operations	8.93	5.09	6.25	4.02
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	–	(.12)	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	.01	.01	–(4)	.01
Total Distributions and Other	(.10)	.01	(.12)	.01
Net Asset Value, End of Period	$47.44	$38.61	$43.56	$37.43
Total Return**	23.20%	15.22%	16.73%	12.07%
Net Assets, End of Period (in thousands)	$1,728,739	$1,371,807	$61,881	$61,824
Average Net Assets for the Period (in thousands)	$1,601,017	$1,344,815	$62,208	$62,260
Ratio of Gross Expenses to Average Net Assets***(5)	1.22%	1.19%	1.16%	1.27%
Ratio of Net Expenses to Average Net Assets***(5)	1.22%	1.18%	1.16%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.04)%	0.18%	0.38%	0.64%
Portfolio Turnover Rate***	33%	45%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2006 (inception date) through July 31, 2007.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 105

Financial Highlights  (continued)

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Global Life Sciences Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.70	$17.78	$24.12	$20.25	$19.37	$16.08
Income from Investment Operations:
Net investment income/(loss)	.27	.04	.03	–	–	–
Net gains/(losses) on investments (both realized and unrealized)	2.22	1.94	(6.38)	3.87	.88	3.29
Total from Investment Operations	2.49	1.98	(6.35)	3.87	.88	3.29
Less Distributions and Other:
Dividends (from net investment income)*	–(3)	(.06)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(4)	–(4)	.01	–(4)	–(4)	–(4)
Total Distributions and Other	–	(.06)	.01	–	–	–
Net Asset Value, End of Period	$22.19	$19.70	$17.78	$24.12	$20.25	$19.37
Total Return**	12.65%	11.21%	(26.29)%	19.11%	4.54%	20.46%
Net Assets, End of Period (in thousands)	$230,708	$646,206	$653,106	$894,002	$982,030	$1,149,666
Average Net Assets for the Period (in thousands)	$381,186	$618,360	$835,370	$874,776	$1,101,726	$1,181,741
Ratio of Gross Expenses to Average Net Assets***(5)	1.01%(6)	1.04%	0.98%	1.01%	1.02%	0.97%
Ratio of Net Expenses to Average Net Assets***(5)	1.01%(6)	1.03%	0.97%	0.99%	1.01%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.80%	0.28%	0.15%	(0.27)%	(0.39)%	(0.49)%
Portfolio Turnover Rate***	46%	70%	81%	61%	87%	77%

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Global Research Fund
and each fiscal year or period ended October 31	2010(2)	2009	2008	2007	2006	2005(7)

Net Asset Value, Beginning of Period	$11.38	$8.81	$17.11	$13.16	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.05	.04	.04	.10	(.01)
Net gains/(losses) on investments (both realized and unrealized)	2.06	2.60	(7.58)	4.72	2.22	1.12
Total from Investment Operations	2.12	2.65	(7.54)	4.76	2.32	1.11
Less Distributions and Other:
Dividends (from net investment income)*	–(3)	(.08)	(.05)	(.05)	(.04)	–
Distributions (from capital gains)*	–	–	(.72)	(.76)	(.23)	–
Redemption fees	–(4)	–(4)	.01	–(4)	N/A	N/A
Total Distributions and Other	–	(.08)	(.76)	(.81)	(.27)	–
Net Asset Value, End of Period	$13.50	$11.38	$8.81	$17.11	$13.16	$11.11
Total Return**	18.67%	30.46%	(45.95)%	38.09%	21.21%	11.10%
Net Assets, End of Period (in thousands)	$114,874	$203,125	$167,476	$284,162	$113,025	$47,404
Average Net Assets for the Period (in thousands)	$142,843	$166,030	$260,977	$173,760	$79,500	$29,920
Ratio of Gross Expenses to Average Net Assets***(5)	1.18%	1.25%	1.15%	1.12%	1.16%	1.27%
Ratio of Net Expenses to Average Net Assets***(5)	1.18%	1.24%	1.14%	1.11%	1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.47%	0.56%	0.39%(8)	0.36%	0.48%	(0.24)%
Portfolio Turnover Rate***	74%	99%	95%	72%	118%	86%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.98% and 0.98%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Period from February 25, 2005 (inception date) through October 31, 2005.
(8)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

106 | September 30, 2010

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Global Select Fund(2)
and each fiscal year ended October 31	2010(3)	2009	2008	2007	2006(4)	2005

Net Asset Value, Beginning of Period	$9.03	$7.14	$13.57	$9.49	$7.80	$6.25
Income from Investment Operations:
Net investment income/(loss)	(.01)	.01	.08	.03	.04	.03
Net gains/(losses) on investments (both realized and unrealized)	1.99	1.95	(6.47)	4.07	1.71	1.52
Total from Investment Operations	1.98	1.96	(6.39)	4.10	1.75	1.55
Less Distributions and Other:
Dividends (from net investment income)*	–(5)	(.06)	(.04)	(.02)	(.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Return of Capital	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	(.07)	(.04)	(.02)	(.06)	–
Net Asset Value, End of Period	$11.01	$9.03	$7.14	$13.57	$9.49	$7.80
Total Return**	21.96%	27.96%	(47.21)%	43.32%	22.58%	24.80%
Net Assets, End of Period (in thousands)	$1,381,716	$3,133,551	$2,694,881	$5,188,347	$3,243,102	$691,401
Average Net Assets for the Period (in thousands)	$2,008,730	$2,600,372	$4,709,077	$3,773,555	$966,223	$590,421
Ratio of Gross Expenses to Average Net Assets***(6)	0.95%(7)	0.97%(7)	0.94%(7)	0.93%	1.00%	1.02%
Ratio of Net Expenses to Average Net Assets***(6)	0.95%(7)	0.96%(7)	0.94%(7)	0.92%	0.99%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.22%	0.14%	0.67%	0.34%	0.80%	0.52%
Portfolio Turnover Rate***	127%	125%	144%	24%	63%	68%

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Global Technology Fund
and each fiscal year ended October 31	2010(3)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$12.57	$9.29	$16.51	$12.23	$10.88	$9.70
Income from Investment Operations:
Net investment income/(loss)	(.05)	–	–	.06	–	.01
Net gains/(losses) on investments (both realized and unrealized)	2.76	3.28	(7.16)	4.22	1.36	1.17
Total from Investment Operations	2.71	3.28	(7.16)	4.28	1.36	1.18
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.06)	–	(.01)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(8)	–(8)	–(8)	–(8)	–(8)	–(8)
Total Distributions and Other	–	–	(.06)	–	(.01)	–
Net Asset Value, End of Period	$15.28	$12.57	$9.29	$16.51	$12.23	$10.88
Total Return**	21.56%	35.31%	(43.51)%	35.00%	12.48%	12.16%
Net Assets, End of Period (in thousands)	$265,438	$713,536	$533,329	$1,028,084	$914,349	$993,663
Average Net Assets for the Period (in thousands)	$424,663	$584,300	$828,435	$915,092	$999,147	$1,109,908
Ratio of Gross Expenses to Average Net Assets***(6)	1.13%(9)	1.06%(9)	1.02%(9)	1.04%	1.13%	1.04%
Ratio of Net Expenses to Average Net Assets***(6)	1.13%(9)	1.05%(9)	1.01%(9)	1.03%	1.11%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.66)%	(0.32)%	(0.15)%(10)	0.40%	(0.30)%	0.07%
Portfolio Turnover Rate***	76%	111%	90%	57%	85%	31%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Formerly named Janus Orion Fund.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Effective October 31, 2006, Janus Olympus Fund merged into Janus Global Select Fund.
(5)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(6)	See Note 6 in Notes to Financial Statements.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.94% and 0.94%, respectively, in 2010, 0.96% and 0.95%, respectively, in 2009 and 0.93% and 0.92%, respectively, in 2008, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	Redemption fees aggregated less than $.01 on a per share basis.
(9)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.99% and 0.99%, respectively, in 2010, 1.06% and 1.05%, respectively, in 2009 and 1.02% and 1.01%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(10)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 107

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus International Equity Fund
September 30, 2009 and the fiscal period ended July 31, 2009	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.64	$9.10	$8.34
Income from Investment Operations:
Net investment income/(loss)	.05	.02	.01
Net gains/(losses) on investments (both realized and unrealized)	1.22	.52	.75
Total from Investment Operations	1.27	.54	.76
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–	–
Total Distributions and Other	(.05)	–	–
Net Asset Value, End of Period	$10.86	$9.64	$9.10
Total Return**	13.22%	5.93%	9.11%
Net Assets, End of Period (in thousands)	$2,137	$1	$1
Average Net Assets for the Period (in thousands)	$645	$1	$1
Ratio of Gross Expenses to Average Net Assets***(4)	1.26%	1.07%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.26%	1.07%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.14%	1.23%	(0.41)%
Portfolio Turnover Rate***	132%	115%	176%

Class T Shares(5)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Overseas Fund
and each fiscal year ended October 31	2010(6)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$38.65	$27.12	$63.02	$42.45	$28.42	$21.62
Income from Investment Operations:
Net investment income/(loss)	.01	.41	.63	.36	.49	.21
Net gains/(losses) on investments (both realized and unrealized)	9.04	12.66	(31.38)	20.74	13.80	6.82
Total from Investment Operations	9.05	13.07	(30.75)	21.10	14.29	7.03
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.22)	(.88)	(.55)	(.28)	(.23)
Distributions (from capital gains)*	–	(1.33)	(4.29)	–	–	–
Redemption fees	.01	.01	.02	.02	.02	–(3)
Total Distributions and Other	(.14)	(1.54)	(5.15)	(.53)	(.26)	(.23)
Net Asset Value, End of Period	$47.56	$38.65	$27.12	$63.02	$42.45	$28.42
Total Return**	23.48%	51.63%	(52.78)%	50.24%	50.71%	32.74%
Net Assets, End of Period (in thousands)	$6,113,812	$7,112,657	$4,345,024	$11,424,962	$5,317,122	$2,554,621
Average Net Assets for the Period (in thousands)	$6,528,596	$5,182,633	$9,214,669	$7,916,993	$3,933,175	$2,272,200
Ratio of Gross Expenses to Average Net Assets***(4)	0.95%	0.91%	0.90%	0.89%	0.92%	0.90%
Ratio of Net Expenses to Average Net Assets***(4)	0.95%	0.91%	0.89%	0.89%	0.91%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.14%	0.90%	0.79%	0.77%	1.69%	0.88%
Portfolio Turnover Rate***	33%	45%	50%	51%	61%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Formerly named Class J Shares.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.

See Notes to Financial Statements.

108 | September 30, 2010

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Worldwide Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$37.49	$31.36	$60.04	$48.05	$41.41	$38.12
Income from Investment Operations:
Net investment income/(loss)	.20	.41	.43	.32	.65	.46
Net gains/(losses) on investments (both realized and unrealized)	6.16	6.37	(28.82)	12.31	6.48	3.14
Total from Investment Operations	6.36	6.78	(28.39)	12.63	7.13	3.60
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	(.65)	(.29)	(.64)	(.49)	(.31)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.18)	(.65)	(.29)	(.64)	(.49)	(.31)
Net Asset Value, End of Period	$43.67	$37.49	$31.36	$60.04	$48.05	$41.41
Total Return**	17.01%	22.08%	(47.49)%	26.53%	17.34%	9.47%
Net Assets, End of Period (in thousands)	$1,055,258	$2,207,945	$2,044,859	$4,645,253	$4,373,358	$4,957,669
Average Net Assets for the Period (in thousands)	$1,454,113	$1,971,727	$3,480,275	$4,522,584	$4,601,953	$5,984,293
Ratio of Gross Expenses to Average Net Assets***(4)	0.87%	0.76%	0.83%	0.88%	0.87%	0.85%
Ratio of Net Expenses to Average Net Assets***(4)	0.86%	0.76%	0.83%	0.87%	0.86%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.55%	1.34%	0.82%	0.53%	1.31%	0.90%
Portfolio Turnover Rate***	94%	195%	16%	27%	43%	33%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 109

Notes to Schedules of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Global Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Global Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in health-care, medicine, and biotechnology.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

110 | September 30, 2010

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
mu	On October 20, 2009, FU JI Food & Catering Services Holdings, Ltd. filed a petition to wind up the company.
o	On January 23, 2009, Anglo Irish Bank Corporation PLC was acquired by the Republic of Ireland. The Fund’s investment in this issuer, as reflected in the Schedule of Investments, exposes investors to the negative (or positive) performance resulting from this and other events.

°° ∞  Schedule of Fair Valued Securities (as of September 30, 2010)

		Value as a
	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	$5,786,786	0.9%
Lifesync Holdings, Inc.	892,914	0.1%
Mediquest Therapeutics – expires 6/15/11	3	0.0%
Mediquest Therapeutics – expires 6/15/12	1	0.0%
Mediquest Therapeutics – Private Placement	2,509,255	0.4%
Mediquest Therapeutics – Private Placement, (Series A-1), 0%	1,557,765	0.3%
Portola Pharmaceuticals, Inc. – Private Placement	4,846,045	0.7%

	$15,592,769	2.4%

Janus Global Research Fund
FU JI Food & Catering Services Holdings, Ltd.	$-	0.0%

Janus International Equity Fund
FU JI Food & Catering Services Holdings, Ltd.	$-	0.0%

Janus Overseas Fund
Anglo Irish Bank Corp. PLC	$-	0.0%
FU JI Food & Catering Services Holdings, Ltd.	–	0.0%

	$-	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of September 30, 2010)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	$5,786,786	$5,786,786	0.9%
Lifesync Holdings, Inc.	5/31/06 – 2/19/08	5,869,428	892,914	0.1%
Mediquest Therapeutics – expires 6/15/11	5/11/06 – 6/15/06	–	3	0.0%
Mediquest Therapeutics – expires 6/15/12	10/12/07 – 5/08/08	94,066	1	0.0%
Mediquest Therapeutics – Private Placement	5/11/06 – 6/15/06	5,018,510	2,509,255	0.4%
Mediquest Therapeutics – Private Placement, (Series A-1), 0%	3/31/09	3,135,054	1,557,765	0.3%
Portola Pharmaceuticals, Inc. – Private Placement	7/3/08	4,130,815	4,846,045	0.7%

		$24,034,659	$15,592,769	2.4%

Janus Global Research Fund
FU JI Food & Catering Services Holdings, Ltd.	11/12/07-7/8/08	$3,160,257	$-	0.0%

Janus International Equity Fund
FU JI Food & Catering Services Holdings, Ltd.	8/9/07-8/14/08	$2,173,340	$-	0.0%

Janus Overseas Fund
FU JI Food & Catering Services Holdings, Ltd.	1/15/08-1/31/08	$44,396,141	$-	0.0%

The Funds have registration rights for certain restricted securities held as of September 30, 2010. The issuer incurs all registration costs.

Janus Global & International Funds | 111

Notes to Schedules of Investments (continued)

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended September 30, 2010.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/10

Janus Global Life Sciences Fund
Lifesync Holdings, Inc.	–	$–	–	$–	$–	$–	$892,914
Mediquest Therapeutics – Private Placement	–	–	–	–	–	–	2,509,255

		$–		$–	$–	$–	$3,402,169

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/10

Janus Global Select Fund(1)
Chroma ATE, Inc.	19,107,000	$43,155,823	–	$–	$–	$–	$45,511,301
Pacific Sunwear of California, Inc.	4,915,170	18,619,198	4,915,170	18,619,198	2,014,606	–	–
Wesco International, Inc.	1,933,295	54,508,466	883,000	25,826,890	5,425,307	–	90,882,288

		$116,283,487		$44,446,088	$7,439,913	$–	$136,393,589

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/10

Janus Global Technology Fund
Vocus, Inc.	–	$–	–	$–	$–	$–	$18,740,384

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/10

Janus Overseas Fund
Amax Entertainment Holdings, Ltd.	–	$–	278,947,741	$47,012,825	$(43,618,008)	$–	$–
ARM Holdings PLC	–	–	19,392,141	57,832,626	58,255,977	3,975,972	500,327,620
Bajaj Hindusthan, Ltd.	5,590,729	26,708,536	–	–	–	189,037	36,414,187
British Airways PLC	28,513,858	103,713,162	–	–	–	–	267,241,917
Chaoda Modern Agriculture Holdings, Ltd.	–	–	106,000	79,052	26,217	1,216,709	155,733,467
Commercial Bank of Ceylon PLC(2)	10,854,500	24,125,225	–	–	–	–	40,923,945
Continental Airlines, Inc. – Class B	–	–	1,334,345	13,150,864	16,358,128	–	262,898,239
Cosan, Ltd. – Class A	–	–	–	–	–	3,670,139	163,523,009
Delta Air Lines, Inc.	11,343,855	117,946,985	17,588,019	137,484,779	96,356,814	–	425,710,429
Eurodekania, Ltd. – Private Placement (U.S. Shares)	–	–	1,570,746	20,595,554	(20,072,575)	–	–
John Keells Holdings PLC	64,902,100	94,801,160	–	–	–	1,139,134	191,219,419
Kingdom Hotel Investments (GDR)	–	–	15,933,523	87,711,344	(8,641,236)	–	–
Melco International Development, Ltd.	–	–	–	–	–	–	38,335,027
Niko Resources, Ltd.	831,200	73,894,068	–	–	–	375,136	254,967,581
Petroplus Holdings A.G.	12,302,358	215,385,266	–	–	–	785,515	149,403,385
SunPower Corp. – Class A	–	–	2,629,880	114,126,443	(66,028,475)	–	–
Wellstream Holdings PLC	–	–	2,759,566	19,725,717	14,318,251	784,349	30,815,074

		$656,574,402		$497,719,204	$46,955,093	$12,135,991	$2,517,513,299

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/10

Janus Worldwide Fund
Blackboard, Inc.	1,857,000	$78,590,847	130,485	$5,997,339	$(748,611)	$–	$62,223,601
Raffles Education Corp., Ltd.	22,349,000	6,179,489	67,047,000	28,360,683	(9,529,196)	–	18,629,547

		$84,770,336		$34,358,022	$(10,277,807)	$–	$80,853,148

(1)	Formerly named Janus Orion Fund.
(2)	3 for 2 stock split 6/21/10.

112 | September 30, 2010

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2010)

			Level 2 – Other Significant		Level 3 – Significant
	Level 1 – Quoted Prices		Observable Inputs(a)		Unobservable Inputs

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Chemicals – Diversified		$–		$5,452,499		$–
Medical – Biomedical and Genetic		180,317,430		–		5,786,786
Medical – Drugs		137,217,433		81,155,196		–
Medical – Generic Drugs		10,251,732		12,512,335		2,509,255
Medical Instruments		19,648,839		–		892,914
Soap and Cleaning Preparations		–		5,274,372		–
All Other		194,941,533		–		–

Preferred Stock		–		–		6,403,810

Warrants		–		–		4

Money Market		–		9,648,000		–

Total Investments in Securities		$542,376,967		$114,042,402		$15,592,769

Janus Global & International Funds | 113

Notes to Schedules of Investments (continued)

			Level 2 – Other Significant		Level 3 – Significant
	Level 1 – Quoted Prices		Observable Inputs(a)		Unobservable Inputs

Investments in Securities:
Janus Global Research Fund
Common Stock
Aerospace and Defense		$–		$3,023,486		$–
Agricultural Chemicals		–		2,876,157		–
Agricultural Operations		–		1,427,766		–
Airlines		–		1,924,824		–
Automotive – Cars and Light Trucks		–		3,351,894		–
Beverages – Wine and Spirits		–		2,111,417		–
Brewery		–		2,294,612		–
Cable/Satellite TV		–		711,022		–
Casino Hotels		–		2,549,864		–
Cellular Telecommunications		–		3,545,981		–
Chemicals – Diversified		–		1,689,969		–
Commercial Banks		–		4,033,781		–
Commercial Services		517,169		2,774,938		–
Computers – Peripheral Equipment		–		1,107,414		–
Distribution/Wholesale		–		5,214,949		–
Educational Software		–		1,551,017		–
Electric Products – Miscellaneous		–		1,663,027		–
Electronic Components – Semiconductors		1,853,608		2,707,036		–
Enterprise Software/Services		4,855,103		1,149,301		–
Finance – Other Services		2,102,131		792,335		–
Food – Catering		–		–		–
Food – Miscellaneous/Diversified		–		1,581,064		–
Food – Wholesale/Distribution		–		2,440,582		–
Human Resources		–		2,685,866		–
Industrial Automation and Robotics		–		2,435,707		–
Life and Health Insurance		868,780		1,907,887		–
Medical – Drugs		3,147,516		9,739,338		–
Medical – Generic Drugs		–		1,197,636		–
Multimedia		1,216,226		1,385,428		–
Oil – Field Services		1,762,201		3,684,356		–
Oil and Gas Drilling		846,706		2,099,595		–
Oil Companies – Exploration and Production		2,722,873		1,896,310		–
Oil Companies – Integrated		–		3,670,606		–
Oil Field Machinery and Equipment		658,362		538,561		–
Oil Refining and Marketing		1,044,699		1,829,226		–
Real Estate Operating/Development		2,073,563		2,604,356		–
Retail – Apparel and Shoe		2,193,978		2,988,699		–
Retail – Jewelry		–		1,769,574		–
Rubber/Plastic Products		–		2,832,660		–
Soap and Cleaning Preparations		–		2,162,116		–
Steel – Producers		–		1,828,491		–
Tobacco		1,717,909		3,698,969		–
Toys		1,848,929		974,899		–
Wire and Cable Products		–		1,758,578		–
All Other		104,015,349		–		–

Money Market		–		2,181,000		–

Total Investments in Securities		$133,445,102		$106,392,294		$–

114 | September 30, 2010

			Level 2 – Other Significant		Level 3 – Significant
	Level 1 – Quoted Prices		Observable Inputs(a)		Unobservable Inputs

Investments in Securities:
Janus Global Select Fund(b)
Common Stock
Cable/Satellite TV		$–		$20,567,270		$–
Chemicals – Diversified		–		74,443,453		–
Coatings and Paint Products		–		54,042,334		–
Commercial Banks		119,893,503		86,342,050		–
Cosmetics & Toiletries		–		14,576,229		–
Diversified Operations		72,513,303		77,835,779		–
Electronic Components – Semiconductors		89,347,229		37,902,803		–
Electronic Measuring Instruments		–		45,511,301		–
Food – Miscellaneous/Diversified		–		7,862,668		–
Internet Gambling		–		58,044,068		–
Life and Health Insurance		–		75,856,190		–
Multi-Line Insurance		–		147,292,270		–
Oil and Gas Drilling		–		31,501,321		–
Rubber/Plastic Products		–		67,580,135		–
Steel – Producers		–		151,356,065		–
All Other		2,358,540,620		–		–

Money Market		–		93,985,893		–

Total Investments in Securities		$2,640,294,655		$1,044,699,829		$–

Investments in Securities:
Janus Global Technology Fund
Common Stock
Cable/Satellite TV		$–		$9,675,451		$–
Computers – Peripheral Equipment		–		5,449,859		–
E-Commerce/Services		15,241,411		13,317,475		–
Electric Products – Miscellaneous		–		18,600,130		–
Electronic Components – Semiconductors		55,478,979		19,933,989		–
Energy – Alternate Sources		–		2,076,816		–
Enterprise Software/Services		78,311,582		27,358,198		–
Industrial Automation and Robotics		–		8,334,685		–
Internet Applications Software		18,740,384		2,262,976		–
Power Converters and Power Supply Equipment		–		2,987,133		–
Semiconductor Equipment		6,922,111		2,823,943		–
Toys		–		9,264,040		–
Transactional Software		–		2,102,471		–
All Other		484,764,208		–		–

Money Market		–		16,813,937		–

Total Investments in Securities		$659,458,675		$141,001,103		$–

Janus Global & International Funds | 115

Notes to Schedules of Investments (continued)

			Level 2 – Other Significant		Level 3 – Significant
	Level 1 – Quoted Prices		Observable Inputs(a)		Unobservable Inputs

Investments in Securities:
Janus International Equity Fund
Common Stock
Aerospace and Defense		$–		$2,877,661		$–
Agricultural Chemicals		–		3,915,136		–
Airlines		–		6,457,266		–
Automotive – Cars and Light Trucks		–		7,954,182		–
Brewery		–		2,459,713		–
Cable/Satellite TV		–		3,519,224		–
Cellular Telecommunications		–		5,109,627		–
Chemicals – Diversified		–		2,688,513		–
Chemicals – Specialty		–		2,714,965		–
Commercial Banks		3,788,030		15,793,838		–
Commercial Services		–		2,609,753		–
Distribution/Wholesale		–		7,937,367		–
Diversified Banking Institutions		–		14,812,806		–
Diversified Minerals		–		5,523,650		–
Electric – Integrated		–		5,180,055		–
Electronic Components – Semiconductors		–		2,188,102		–
Electronic Connectors		–		3,835,462		–
Electronic Measuring Instruments		–		3,555,707		–
Food – Miscellaneous/Diversified		–		3,452,246		–
Food – Wholesale/Distribution		–		3,079,842		–
Industrial Automation and Robotics		–		4,782,612		–
Industrial Gases		–		2,591,889		–
Life and Health Insurance		–		4,951,178		–
Medical – Drugs		–		6,853,981		–
Medical – Generic Drugs		–		4,268,794		–
Multi-Line Insurance		–		5,470,377		–
Multimedia		–		3,576,352		–
Oil – Field Services		–		5,421,916		–
Oil Companies – Exploration and Production		–		3,112,307		–
Oil Companies – Integrated		–		17,257,828		–
Oil Refining and Marketing		–		3,385,413		–
Photo Equipment and Supplies		–		3,149,805		–
Real Estate Operating/Development		–		10,209,235		–
REIT – Diversified		–		4,393,014		–
Retail – Apparel and Shoe		–		6,231,535		–
Retail – Consumer Electronics		–		2,234,632		–
Retail – Drug Store		–		1,216,747		–
Semiconductor Equipment		–		2,346,465		–
Soap and Cleaning Preparations		–		3,530,963		–
Steel – Producers		–		3,012,308		–
Telephone – Integrated		–		2,613,810		–
Tobacco		–		8,116,507		–
Toys		–		1,849,808		–
Transportation – Services		–		5,267,539		–
Web Portals/Internet Service Providers		–		2,013,043		–
Wire and Cable Products		–		2,451,870		–
All other		7,068,412		–		–

Money Market		–		5,793,933		–

Total Investments in Securities		$10,856,442		$231,768,976		$–

116 | September 30, 2010

			Level 2 – Other Significant		Level 3 – Significant
	Level 1 – Quoted Prices		Observable Inputs(a)		Unobservable Inputs

Investments in Securities:
Janus Overseas Fund
Common Stock
Agricultural Operations		$–		$155,733,467		$–
Airlines		767,748,255		577,607,002		–
Automotive – Cars and Light Trucks		474,998,366		109,073,111		–
Casino Hotels		–		138,211,102		–
Chemicals – Diversified		–		53,052,177		–
Commercial Banks		–		666,747,486		–
Distribution/Wholesale		–		909,626,497		–
Diversified Banking Institutions		438,222,031		621,038,002		–
Diversified Operations		–		128,651,083		–
Diversified Operations – Commercial Services		–		191,219,419		–
Electric Products – Miscellaneous		–		146,350,291		–
Electronic Components – Semiconductors		–		500,327,620		–
Finance – Investment Bankers/Brokers		–		127,658,134		–
Finance – Mortgage Loan Banker		–		72,226,611		–
Food – Catering		–		–		–
Hotels and Motels		–		293,838,117		–
Investment Management and Advisory Services		–		47,280,365		–
Life and Health Insurance		–		125,021,824		–
Multi-Line Insurance		–		86,963,547		–
Oil and Gas Drilling		–		52,465,637		–
Oil Companies – Exploration and Production		254,967,581		118,317,460		–
Oil Companies – Integrated		–		144,818,131		–
Oil Field Machinery and Equipment		–		30,815,074		–
Oil Refining and Marketing		345,744,493		839,665,527		–
Power Converters and Power Supply Equipment		–		40,779,562		–
Property and Casualty Insurance		–		211,891,200		–
Real Estate Operating/Development		390,991,650		910,944,573		–
Retail – Consumer Electronics		–		94,460,373		–
Retail – Miscellaneous/Diversified		–		121,119,598		–
Semiconductor Equipment		–		341,961,720		–
Steel – Producers		–		111,181,790		–
Sugar		248,760,047		39,829,238		–
Telecommunication Services		–		43,407,521		–
Toys		–		264,147,613		–
Wire and Cable Products		–		94,912,750		–
All other		1,464,744,199		–		–

Rights		15,598,389		–		–

Money Market		–		199,228,662		–

Total Investments in Securities		$4,401,775,011		$8,610,572,285		$–

Janus Global & International Funds | 117

Notes to Schedules of Investments (continued)

			Level 2 – Other Significant		Level 3 – Significant
	Level 1 – Quoted Prices		Observable Inputs(a)		Unobservable Inputs

Investments in Securities:
Janus Worldwide Fund
Common Stock
Agricultural Operations		$–		$16,327,108		$–
Brewery		–		19,080,636		–
Cable/Satellite TV		–		38,112,993		–
Chemicals – Specialty		–		30,603,418		–
Commercial Banks		–		46,950,587		–
Commercial Services		–		46,097,290		–
Computers – Peripheral Equipment		–		12,629,254		–
Distribution/Wholesale		–		64,748,803		–
Diversified Minerals		–		21,443,452		–
Diversified Operations		50,369,926		15,465,097		–
Educational Software		62,223,601		43,919,146		–
Electronic Measuring Instruments		–		33,964,632		–
Enterprise Software/Services		53,356,454		54,299,706		–
Finance – Mortgage Loan Banker		–		31,072,886		–
Finance – Other Services		24,923,839		16,003,952		–
Food – Wholesale/Distribution		–		23,906,868		–
Hotels and Motels		–		14,580,108		–
Human Resources		–		39,243,810		–
Investment Management and Advisory Services		10,948,314		8,840,430		–
Life and Health Insurance		–		25,020,877		–
Medical – Drugs		–		25,706,149		–
Oil – Field Services		22,934,939		36,778,188		–
Oil Companies – Integrated		23,075,475		33,331,321		–
Real Estate Management/Services		–		19,480,539		–
Real Estate Operating/Development		–		30,425,567		–
Retail – Consumer Electronics		–		32,665,973		–
Rubber/Plastic Products		–		43,280,227		–
Schools		44,754,498		18,629,547		–
Semiconductor Equipment		–		51,901,118		–
Tobacco		25,052,312		65,782,570		–
Toys		–		9,224,044		–
All Other		961,574,165		–		–

Corporate Bonds		–		27,900,881		–

Warrant		–		23,644,074		–

Money Market		–		89,289,098		–

Total Investments in Securities		$1,279,213,523		$1,110,350,349		$–

Investments in Purchased Options:
Janus Global Select Fund(b)		$–		$4,231,991		$–
Janus Global Technology Fund		–		1,094,397		–

Investments in Securities Sold Short:
Janus Global Life Sciences Fund		$–		$(3,786,333)		$–
Janus Global Technology Fund		(23,020,468)		–		–

Other Financial Instruments(c):
Janus Global Life Sciences Fund		$–		$(852,803)		$–
Janus Global Select Fund(b)		–		(14,597,276)		–
Janus Global Technology Fund		–		(213,554)		–
Janus Overseas Fund		–		(6,948,397)		–
Janus Worldwide Fund		–		(3,690,014)		–

(a)	Includes fair value factors.
(b)	Formerly named Janus Orion Fund.
(c)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

118 | September 30, 2010

Level 3 Valuation Reconciliation of Assets (for the fiscal period ended September 30, 2010)

				Change in		Transfers In
	Balance as of	Accrued		Unrealized	Net	and/or
	October 31, 2009 or	Discounts/	Realized	Appreciation/	Purchases/	Out of	Balance as of
	September 30, 2009	Premiums	Gain/(Loss)(a)	(Depreciation)(b)	(Sales)	Level 3	September 30, 2010

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	$6,359,105	$–	$–	$(572,319)	$–	$–	$5,786,786
Medical – Generic Drugs	2,509,255	–	–	–	–	–	2,509,255
Medical Instruments	1,692,654	–	–	(799,740)	–	–	892,914
Preferred Stock	6,403,810	–	–	–	–	–	6,403,810
Warrants	4	–	–	–	–	–	4
Janus Global Research Fund
Common Stock
Food – Catering	–	–	–	–	–	–	–
Janus International Equity Fund
Common Stock
Food – Catering	–	–	–	–	–	–	–
Janus Overseas Fund
Common Stock
Commercial Banks	–	–	–	–	–	–	–
Food – Catering	–	–	–	–	–	–	–
Insurance Brokers	1,687,284	–	(20,072,575)	18,908,271	(522,980)	–	–
Textile – Apparel	12,954,755	–	12,607,677	17,650,366	(43,212,797)	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of September 30, 2010 is noted below.

Fund	Aggregate Value

Janus Global Life Sciences Fund	$104,774,729
Janus Global Select Fund(1)	1,158,974,551
Janus Global Technology Fund	153,148,425
Janus Overseas Fund	2,215,902,406
Janus Worldwide Fund	230,847,948

(1)	Formerly named Janus Orion Fund.

Janus Global & International Funds | 119

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund (formerly named Janus Orion Fund), Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund changed their fiscal year end from October 31 to September 30. Accordingly, these financial statements include information for the eleven-month period or fiscal year ended September 30, 2010. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Select Fund, which is classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price

120 | September 30, 2010

shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess

Janus Global & International Funds | 121

Notes to Financial Statements (continued)

portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the eleven-month fiscal period or fiscal year ended September 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of September 30, 2010, Janus Global Select Fund, Janus Overseas Fund and Janus Worldwide Fund had restricted cash in the amounts of $3,035,729, $17,200,000 and $1,050,000, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at September 30, 2010. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or

122 | September 30, 2010

deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal period or fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective September 30, 2010. This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal period or fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral

Janus Global & International Funds | 123

Notes to Financial Statements (continued)

agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment

124 | September 30, 2010

and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which

Janus Global & International Funds | 125

Notes to Financial Statements (continued)

the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The following Funds recognized realized gains/(losses) from written options contracts during the eleven-month fiscal period or fiscal year ended September 30, 2010 as indicated in the table below:

Fund	Gains/(Losses)

Janus Global Life Sciences Fund	$406,117
Janus Global Select Fund(1)	43,818,447
Janus Global Technology Fund	(1,432,903)
Janus International Equity Fund	(201,445)
Janus Worldwide Fund	(1,006,258)

(1)	Formerly named Janus Orion Fund.

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the eleven-month period or fiscal year ended September 30, 2010 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Life Sciences Fund
Options outstanding at October 31, 2009	1,465	$428,545
Options written	975	323,950
Options closed	(691)	(218,863)
Options expired	–	–
Options exercised	(1,749)	(533,632)

Options outstanding at September 30, 2010	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Select Fund(1)
Options outstanding at October 31, 2009	8,670	$2,408,117
Options written	152,369	24,518,848
Options closed	(64,733)	(14,861,641)
Options expired	(61,966)	(6,087,762)
Options exercised	(18,613)	(2,169,612)

Options outstanding at September 30, 2010	15,727	$3,807,950

(1)	Formerly named Janus Orion Fund.

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Select Fund(1)
Options outstanding at October 31, 2009	31,359	$3,946,130
Options written	10,342,627	57,808,728
Options closed	(4,946,510)	(17,815,753)
Options expired	(5,350,445)	(36,490,931)
Options exercised	(26,004)	(1,666,993)

Options outstanding at September 30, 2010	51,027	$5,781,181

(1)	Formerly named Janus Orion Fund.

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at October 31, 2009	3,422	$188,655
Options written	13,477	1,524,043
Options closed	(14,428)	(1,307,667)
Options expired	(703)	(169,423)
Options exercised	(1,768)	(235,608)

Options outstanding at September 30, 2010	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus International Equity Fund
Options outstanding at September 30, 2009	–	$–
Options written	4,064	375,993
Options closed	(4,064)	(375,993)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2010	–	$–

126 | September 30, 2010

	Number of	Premiums
Put Options	Contracts	Received

Janus Worldwide Fund
Options outstanding at October 31, 2009	–	$–
Options written	48,475	4,484,946
Options closed	(35,286)	(3,376,965)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2010	13,189	$1,107,981

Other Options
In addition to the option strategies described above, the Funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. The Funds may use exotic options to the extent that they are consistent with the Funds’ investment objectives and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the

Janus Global & International Funds | 127

Notes to Financial Statements (continued)

relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2010.

Fair Value of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Life Sciences Fund
Foreign Exchange Contracts	Forward currency contracts	$29,845	Forward currency contracts	$882,648

Total		$29,845		$882,648

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Select Fund(1)
Equity Contracts	Unaffiliated investments at value	$4,231,991	Options written, at value	$6,150,970
Foreign Exchange Contracts	Forward currency contracts	299,877	Forward currency contracts	8,746,183

Total		$4,531,868		$14,897,153

(1)	Formerly named Janus Orion Fund.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Technology Fund
Equity Contracts	Unaffiliated investments at value	$1,094,397
Foreign Exchange Contracts	Forward currency contracts	117,630	Forward currency contracts	$331,184

Total		$1,212,027		$331,184

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Overseas Fund
Equity Contracts	Swap contract	$7,634,558
Foreign Exchange Contracts	Forward currency contracts	27,548	Forward currency contracts	$14,610,503

Total		$7,662,106		$14,610,503

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Worldwide Fund
Equity Contracts			Options written, at value	$1,434,862
Foreign Exchange Contracts			Forward currency contracts	2,255,152

Total				$3,690,014

128 | September 30, 2010

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statement of Operations for the eleven-month fiscal period or fiscal year ended September 30, 2010 and the fiscal year ended October 31, 2009.

The effect of Derivative Instruments on the Statements of Operations for the eleven-month fiscal period or fiscal year ended September 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Equity Contracts	$–	$–	$(403,465)	$–	$(403,465)

Foreign Exchange Contracts	–	–	–	1,147,141	1,147,141

Total	$–	$–	$(403,465)	$1,147,141	$743,676

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Equity Contracts	$–	$–	$(47,645)	$–	$(47,645)

Foreign Exchange Contracts	–	–	–	(319,284)	(319,284)

Total	$–	$–	$(47,645)	$(319,284)	$(366,929)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Research Fund

Equity Contracts	$–	$–	$(80,132)	$–	$(80,132)

Total	$–	$–	$(80,132)	$–	$(80,132)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund(1)

Equity Contracts	$(11,385,783)	$2,586,305	$14,376,940	$–	$5,577,462

Foreign Exchange Contracts	–	–	–	12,477,059	12,477,059

Total	$(11,385,783)	$2,586,305	$14,376,940	$12,477,059	$18,054,521

(1)	Formerly named Janus Orion Fund.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund(1)

Equity Contracts	$(2,190,141)	$3,707,795	$2,844,534	$–	$4,362,188

Foreign Exchange Contracts	–	–	–	(5,628,663)	(5,628,663)

Total	$(2,190,141)	$3,707,795	$2,844,534	$(5,628,663)	$(1,266,475)

(1)	Formerly named Janus Orion Fund.

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$(861,796)	$–	$(861,796)

Foreign Exchange Contracts	–	–	–	(230,954)	(230,954)

Total	$–	$–	$(861,796)	$(230,954)	$(1,092,750)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$(97,267)	$–	$(97,267)

Foreign Exchange Contracts	–	–	–	279,173	279,173

Total	$–	$–	$(97,267)	$279,173	$181,906

Janus Global & International Funds | 129

Notes to Financial Statements (continued)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund

Equity Contracts	$–	$–	$(201,445)	$–	$(201,445)

Total	$–	$–	$(201,445)	$–	$(201,445)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$(4,863,966)	$–	$–	$(4,863,966)

Foreign Exchange Contracts	–	–	–	(3,726,921)	(3,726,921)

Total	$–	$(4,863,966)	$–	$(3,726,921)	$(8,590,887)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$7,634,558	$–	$–	$7,634,558

Foreign Exchange Contracts	–	–	–	(15,477,631)	(15,477,631)

Total	$–	$7,634,558	$–	$(15,477,631)	$(7,843,073)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$(1,006,258)	$–	$(1,006,258)

Foreign Exchange Contracts	–	–	–	(1,129,076)	(1,129,076)

Total	$–	$–	$(1,006,258)	$(1,129,076)	$(2,135,334)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$(326,881)	$–	$(326,881)

Foreign Exchange Contracts	–	–	–	(2,255,152)	(2,255,152)

Total	$–	$–	$(326,881)	$(2,255,152)	$(2,582,033)

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended October 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Foreign Exchange Contracts	$–	$–	$–	$1,256,011	$1,256,011

Total	$–	$–	$–	$1,256,011	$1,256,011

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Equity Contracts	$–	$–	$47,645	$–	$47,645

Foreign Exchange Contracts	–	–	–	(6,068,289)	(6,068,289)

Total	$–	$–	$47,645	$(6,068,289)	$(6,020,644)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Research Fund

Equity Contracts	$–	$102,755	$29,148	$–	$131,903

Total	$–	$102,755	$29,148	$–	$131,903

130 | September 30, 2010

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Research Fund

Equity Contracts	$–	$(85,605)	$–	$–	$(85,605)

Total	$–	$(85,605)	$–	$–	$(85,605)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund(1)

Equity Contracts	$(75,144,145)	$28,468,790	$(13,064,872)	$–	$(59,740,227)

Foreign Exchange Contracts	–	–	–	(3,517,662)	(3,517,662)

Total	$(75,144,145)	$28,468,790	$(13,064,872)	$(3,517,662)	$(63,257,889)

(1)	Formerly named Janus Orion Fund.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund(1)

Equity Contracts	$2,190,141	$(26,797,129)	$12,774,454	$–	$(11,832,534)

Foreign Exchange Contracts	–	–	–	(25,903,879)	(25,903,879)

Total	$2,190,141	$(26,797,129)	$12,774,454	$(25,903,879)	$(37,736,413)

(1)	Formerly named Janus Orion Fund.

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$628,046	$–	$628,046

Foreign Exchange Contracts	–	–	–	2,047,458	2,047,458

Total	$–	$–	$628,046	$2,047,458	$2,675,504

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$101,150	$–	$101,150

Foreign Exchange Contracts	–	–	–	(3,675,971)	(3,675,971)

Total	$–	$–	$101,150	$(3,675,971)	$(3,574,821)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Foreign Exchange Contracts	$–	$–	$–	$17,709,619	$17,709,619

Total	$–	$–	$–	$17,709,619	$17,709,619

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Foreign Exchange Contracts	$–	$–	$–	$(7,635,064)	$(7,635,064)

Total	$–	$–	$–	$(7,635,064)	$(7,635,064)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

Janus Global & International Funds | 131

Notes to Financial Statements (continued)

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

132 | September 30, 2010

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
The Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, sovereign debt, convertible securities, foreign currency and bank letters of credit, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest)

Janus Global & International Funds | 133

Notes to Financial Statements (continued)

on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects certain Funds’ “base” fee rates prior to any performance adjustment and certain Funds’ contractual investment advisory fee rates (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily	Fee/Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Global Life Sciences Fund	All Asset Levels	0.64
Janus Global Research Fund	N/A	0.64
Janus Global Select Fund(1)	All Asset Levels	0.64
Janus Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus Overseas Fund	N/A	0.64
Janus Worldwide Fund	N/A	0.60

(1)	Formerly named Janus Orion Fund.

For Janus Global Research Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Research Fund	MSCI World Growth Index
Janus International Equity Fund	MSCI EAFE® Index
Janus Overseas Fund	MSCI All Country World
ex-U.S. IndexSM
Janus Worldwide Fund	MSCI World IndexSM

At the “Special Meeting” of the shareholders of Janus Overseas Fund held on July 14, 2010, shareholders of the Fund approved an amended and restated investment advisory agreement between Janus Investment Fund, on behalf of the Fund, and Janus Capital, changing the Fund’s investment advisory fee structure from an annual fixed rate of 0.64% of average daily net assets to an annual rate of 0.64% that adjusts up or down based upon the performance of the Fund’s Class A Shares (waiving the upfront sales load) relative to the Fund’s benchmark index, the MSCI All Country World ex-U.S. IndexSM.

Only the base fee rate applied until January 2007 for Janus Global Research Fund, February 2007 for Janus Worldwide Fund, and December 2007 for Janus International Equity Fund and will apply until November 2011 for Janus Overseas Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund) and, accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months (15 months for Janus Overseas Fund). When the performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for Janus Global Research Fund, February 2007 for Janus Worldwide Fund, and December 2007 for Janus International Equity Fund and will apply until November 2011 for Janus Overseas Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance

134 | September 30, 2010

Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of each Fund’s respective benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the eleven-month fiscal period or fiscal year ended September 30, 2010, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Global Research Fund	$290,293
Janus International Equity Fund	165,703
Janus Worldwide Fund	(722,034)

During the fiscal year ended October 31, 2009, Janus Global Research Fund and Janus Worldwide Fund recorded Performance Adjustments of $185,305 and $(1,603,452), respectively. During the two-month period ended September 30, 2009 and as of the fiscal year ended July 31, 2009, Janus International Equity Fund recorded Performance Adjustments of $19,042 and $77,192, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Janus Global & International Funds | 135

Notes to Financial Statements (continued)

Prior to February 16, 2010, certain Funds paid Janus Services an asset-weighted average annual fee based on the proportion of the Fund’s total net assets sold directly and the proportion of the Fund’s net assets sold through intermediaries for Class J Shares, the initial share class. The applicable fee rates were 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares, the initial share class.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or arranging for the provision of, administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds, as applicable. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Funds for providing or procuring administrative services to investors in Class T Shares of the Funds. These administrative services fees are paid by Class T Shares of the Funds to Janus Services, which uses some or all of such fees to compensate intermediaries for providing these services to their customers who invest in the Funds. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of these Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to these Funds.

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed until at least February 1, 2012 to reimburse certain Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Global Research Fund	1.00
Janus Global Select Fund(1)	0.90
Janus International Equity Fund	1.25
Janus Overseas Fund	0.92
Janus Worldwide Fund	1.00

(1)	Formerly named Janus Orion Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the

136 | September 30, 2010

annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the eleven-month fiscal period or fiscal year ended September 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the eleven-month fiscal period or fiscal year ended September 30, 2010.

For the eleven-month fiscal period or fiscal year ended September 30, 2010 and the fiscal year ended October 31, 2009, Janus Capital assumed $54,830 and $8,636, respectively, of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $401,114, $429,795, $357,283 and $276,484 was paid by the Trust during the eleven-month fiscal period ended September 30, 2010 and the fiscal years ended September 30, 2010, October 31, 2009, and July 31, 2009, respectively. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the eleven-month fiscal year or period ended September 30, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Life Sciences Fund	$4,521
Janus Global Research Fund	488
Janus Global Select Fund(1)	14,984
Janus Global Technology Fund	2,169
Janus International Equity Fund	16,470
Janus Overseas Fund	122,163
Janus Worldwide Fund	1,010

(1)	Formerly named Janus Orion Fund.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the eleven-month fiscal period or fiscal year ended September 30, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the eleven-month fiscal period or fiscal year ended September 30, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Global Select Fund(1)	$4,520
Janus International Equity Fund	692
Janus Overseas Fund	22,397
Janus Worldwide Fund	163

(1)	Formerly named Janus Orion Fund.

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares,

Janus Global & International Funds | 137

Notes to Financial Statements (continued)

and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Effective for Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares purchased on or after January 28, 2011, a 2.00% redemption fee may apply if you sell Shares of Janus Global Select Fund held for 90 days or less.

Total redemption fees received by the Funds for the eleven-month fiscal period or fiscal year ended September 30, 2010 are indicated in the table below:

Fund	Redemption Fee

Janus Global Life Sciences Fund	$31,481
Janus Global Research Fund	19,398
Janus Global Technology Fund	69,794
Janus International Equity Fund	13,459
Janus Overseas Fund	2,083,391
Janus Worldwide Fund	45,972

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the eleven-month fiscal period or fiscal year ended September 30, 2010 and the fiscal year ended October 31, 2009, respectively, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/10

Janus Cash Liquidity Fund LLC
Janus Global Life Sciences Fund	$152,320,854	$(147,445,590)	$9,186	$9,648,000
Janus Global Research Fund	62,019,554	(61,021,554)	4,417	2,181,000
Janus Global Select Fund(1)	1,608,869,247	(1,771,826,257)	161,487	93,985,893
Janus Global Technology Fund	290,105,568	(276,139,631)	28,261	16,813,937
Janus International Equity Fund	133,608,222	(130,640,289)	10,322	5,793,933
Janus Overseas Fund	2,720,630,563	(2,523,367,901)	312,040	199,228,662
Janus Worldwide Fund	771,363,381	(682,074,283)	65,496	89,289,098

	$5,738,917,389	$(5,592,515,505)	$591,209	$416,940,523

(1)	Formerly named Janus Orion Fund.

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Cash Liquidity Fund LLC
Janus Global Life Sciences Fund	$179,840,107	$(175,067,371)	$23,989	$4,772,736
Janus Global Research Fund	61,537,248	(60,354,248)	5,389	1,183,000
Janus Global Select Fund(1)	1,562,109,159	(1,305,166,256)	157,191	256,942,903
Janus Global Technology Fund	237,202,885	(234,354,885)	27,257	2,848,000
Janus Overseas Fund	2,277,026,487	(2,275,060,487)	441,000	1,966,000
Janus Worldwide Fund	826,779,445	(826,779,445)	77,100	–

	$5,144,495,331	$(4,876,782,692)	$731,926	$267,712,639

(1)	Formerly named Janus Orion Fund.

138 | September 30, 2010

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Institutional Cash Management Fund – Institutional Shares
Janus Global Life Sciences Fund	$6,141	$(356,416)	$3	$–
Janus Global Technology Fund	37,840	(10,605,601)	9,304	–
Janus Overseas Fund	98,173	(54,314,423)	37,620	–

	$142,154	$(65,276,440)	$46,927	$–

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Institutional Money Market Fund – Institutional Shares
Janus Global Life Sciences Fund	$14,223,213	$(31,957,213)	$51,792	$–
Janus Global Research Fund	3,129,397	(10,275,397)	2,125	–
Janus Global Select Fund(1)	47,129,488	(161,259,488)	127,516	–
Janus Global Technology Fund	22,099,256	(43,954,256)	56,017	–
Janus Overseas Fund	101,227,786	(256,790,052)	209,395	–
Janus Worldwide Fund	2,357,124	(69,952,124)	133,803	–

	$190,166,264	$(574,188,530)	$580,648	$–

(1)	Formerly named Janus Orion Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the eleven-month fiscal period or fiscal year ended September 30, 2010, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/09 or 10/31/09*	Purchases	Purchases	Redemptions	Redemptions	9/30/10

Janus Global Life Sciences Fund - Class A Shares	$1,000	$–	–	$–	–	$1,000
Janus Global Life Sciences Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Global Life Sciences Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Global Life Sciences Fund - Class S Shares	11,000	–	–	–	–	11,000
Janus Global Research Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Global Research Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Global Research Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Global Research Fund - Class S Shares	11,000	–	–	–	–	11,000
Janus Global Technology Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Global Technology Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Global Technology Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Global Technology Fund - Class S Shares	1,000	–	–	–	–	1,000
Janus International Equity Fund - Class D Shares	–	10,000	2/12/10	–	–	10,000
Janus International Equity Fund - Class R Shares	500,000	–	–	(400,000)	4/14/10	100,000
Janus International Equity Fund - Class T Shares	1,000	–	–	–	–	1,000

*	Seed capital is at 9/30/09 for Janus International Equity Fund and is at 10/31/09 for Janus Global Life Sciences Fund, Janus Global Research Fund, and Janus Global Technology Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Janus Global & International Funds | 139

Notes to Financial Statements (continued)

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2009 through September 30, 2010. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Global Life Sciences Fund	$7,484,541	$–	$(175,142,139)	$–	$105,370	$78,145,567
Janus Global Research Fund	1,457,833	–	(48,797,190)	–	6,865	32,487,999
Janus Global Select Fund(1)	29,419,975	–	(1,316,394,136)	–	4,902,126	685,913,717
Janus Global Technology Fund	–	–	(184,075,486)	–	(19,143)	146,598,515
Janus International Equity Fund	1,766,325	–	(41,423,988)	(262,255)	19,384	31,675,810
Janus Overseas Fund	17,054,094	–	(830,283,429)	–	7,816,345	2,741,349,972
Janus Worldwide Fund	10,092,875	–	(1,647,471,971)	–	(321,453)	314,089,107

(1)	Formerly named Janus Orion Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eleven-month fiscal period or fiscal year ended September 30, 2010

	September 30,	September 30,	September 30,	Accumulated
Fund	2011	2016	2017	Capital Losses

Janus Global Life Sciences Fund	$(103,237,607)	$–	$(71,904,532)	$(175,142,139)
Janus Global Research Fund	–	–	(48,797,190)	(48,797,190)
Janus Global Select Fund(1)(2)	–	(12,940,052)	(1,303,454,084)	(1,316,394,136)
Janus Global Technology Fund	(83,082,507)	–	(100,992,979)	(184,075,486)
Janus International Equity Fund	–	(2,985,056)	(38,438,932)	(41,423,988)
Janus Overseas Fund(2)	–	(425,553,183)	(404,730,246)	(830,283,429)
Janus Worldwide Fund(2)	(670,957,456)	(23,171,454)	(953,343,061)	(1,647,471,971)

(1)	Formerly named Janus Orion Fund.
(2)	Capital loss carryovers subject to annual limitations.

During the eleven-month fiscal period or fiscal year ended September 30, 2010, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Global Life Sciences Fund	$20,194,208
Janus Global Research Fund	13,850,277
Janus Global Select Fund(1)	557,116,142
Janus Global Technology Fund	103,137,613
Janus International Equity Fund	13,874,327
Janus Overseas Fund	478,679,011
Janus Worldwide Fund	332,767,941

(1)	Formerly named Janus Orion Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

140 | September 30, 2010

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Life Sciences Fund	$591,987,625	$112,512,367	$(32,487,854)
Janus Global Research Fund	207,349,397	41,232,483	(8,744,484)
Janus Global Select Fund(1)	3,002,858,082	759,550,292	(73,181,899)
Janus Global Technology Fund	657,607,139	163,763,024	(19,815,988)
Janus International Equity Fund	210,949,608	34,299,032	(2,623,222)
Janus Overseas Fund	10,270,997,324	3,684,576,742	(943,226,770)
Janus Worldwide Fund	2,075,474,765	427,598,719	(113,509,612)

(1)	Formerly named Janus Orion Fund.

Information on the tax components of securities sold short as of September 30, 2010 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Global Life Sciences Fund	$(1,907,387)	$(1,878,946)	$–
Janus Global Technology Fund	(25,671,947)	–	2,651,479

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the eleven-month fiscal period or fiscal year ended September 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Life Sciences Fund	$49,474	$–	$–	$–
Janus Global Research Fund	69,606	–	–	–
Janus Global Select Fund(1)	1,043,097	–	–	–
Janus Global Technology Fund	–	–	–	(3,829,987)
Janus International Equity Fund	479,333	–	–	–
Janus Overseas Fund	36,420,186	–	–	–
Janus Worldwide Fund	10,874,510	–	–	–

(1)	Formerly named Janus Orion Fund.

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Life Sciences Fund	$2,217,170	$–	$–	$–
Janus Global Research Fund	1,525,499	–	–	–
Janus Global Select Fund(1)	24,662,852	–	2,379,674	–
Janus Global Technology Fund	–	–	–	(2,024,341)
Janus Overseas Fund	38,009,005	207,094,416	–	–
Janus Worldwide Fund	40,661,364	–	–	–

(1)	Formerly named Janus Orion Fund.

For the two-month fiscal period ended September 30, 2009

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus International Equity Fund	$–	$–	$–	$–

Janus Global & International Funds | 141

Notes to Financial Statements (continued)

For the fiscal year ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus International Equity Fund	$3,043,229	$1,108,147	$–	$–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the eleven-month fiscal period or fiscal year ended September 30, 2010, the two-month fiscal period ended September 30, 2009 and
each fiscal year ended July 31 or October 31

	Janus Global	Janus Global	Janus International	Janus Overseas	Janus Worldwide
	Research Fund	Select Fund(1)	Equity Fund	Fund	Fund

Class A Shares
2010(2)	1.28%	1.11%	N/A	1.07%	1.00%
2010(3)	N/A	N/A	1.34%	N/A	N/A
2009(4)	N/A	N/A	1.31%	N/A	N/A
2009(5)	1.40%	1.19%	N/A	1.00%	1.20%
2009(6)	N/A	N/A	1.41%	N/A	N/A
2008	N/A	N/A	1.28%	N/A	N/A
2007	N/A	N/A	9.77%(7)	N/A	N/A

Class C Shares
2010(2)	1.95%	1.88%	N/A	1.76%	1.86%
2010(3)	N/A	N/A	2.13%	N/A	N/A
2009(4)	N/A	N/A	2.08%	N/A	N/A
2009(5)	1.55%	2.13%	N/A	2.01%	2.28%
2009(6)	N/A	N/A	2.20%	N/A	N/A
2008	N/A	N/A	2.04%	N/A	N/A
2007	N/A	N/A	11.49%(7)	N/A	N/A

Class D Shares
2010(8)	1.09%	0.90%	1.16%	0.87%	0.83%

Class I Shares
2010(2)	0.96%	0.79%	N/A	0.80%	0.76%
2010(3)	N/A	N/A	0.99%	N/A	N/A
2009(4)	N/A	N/A	0.97%	N/A	N/A
2009(5)	0.43%	0.74%	N/A	0.70%	0.77%
2009(6)	N/A	N/A	1.04%	N/A	N/A
2008	N/A	N/A	1.19%	N/A	N/A
2007	N/A	N/A	2.40%(7)	N/A	N/A

Class R Shares
2010(2)	N/A	1.50%	N/A	1.48%	1.41%
2010(3)	N/A	N/A	1.71%	N/A	N/A
2009(4)	N/A	N/A	1.71%	N/A	N/A
2009(5)	N/A	1.49%	N/A	1.44%	1.52%
2009(6)	N/A	N/A	1.78%	N/A	N/A
2008	N/A	N/A	2.07%	N/A	N/A
2007	N/A	N/A	11.43%(7)	N/A	N/A

Class S Shares
2010(2)	1.45%	1.24%	N/A	1.22%	1.16%
2010(3)	N/A	N/A	1.46%	N/A	N/A
2009(4)	N/A	N/A	1.46%	N/A	N/A
2009(5)	1.42%	1.24%	N/A	1.19%	1.27%
2009(6)	N/A	N/A	1.54%	N/A	N/A
2008	N/A	N/A	1.54%	N/A	N/A
2007	N/A	N/A	11.01%(7)	N/A	N/A

142 | September 30, 2010

	Janus Global	Janus Global	Janus International	Janus Overseas	Janus Worldwide
	Research Fund	Select Fund(1)	Equity Fund	Fund	Fund

Class T Shares(9)
2010(2)	1.18%	0.95%	N/A	0.95%	0.87%
2010(3)	N/A	N/A	1.26%	N/A	N/A
2009(4)	N/A	N/A	1.07%	N/A	N/A
2009(10)	1.25%	0.97%	N/A	0.91%	0.76%
2009(11)	N/A	N/A	1.31%	N/A	N/A
2008	1.15%	0.94%	N/A	0.90%	0.83%
2007	1.12%	0.93%	N/A	0.89%	0.89%
2006	1.16%	1.00%	N/A	0.92%	0.90%
2005	1.61%(12)	1.02%	N/A	0.90%	0.85%

(1)	Formerly named Janus Orion Fund.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from October 1, 2009 through September 30, 2010.
(4)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Period from August 1, 2008 through July 31, 2009.
(7)	Period from November 28, 2006 (inception date) through July 31, 2007.
(8)	Period from February 16, 2010 (inception date) through September 30, 2010.
(9)	Formerly named Class J Shares for all Funds except Janus International Equity Fund.
(10)	Period from November 1, 2008 through October 31, 2009.
(11)	Period from July 6, 2009 (inception date) through July 31, 2009.
(12)	Period from February 25, 2005 (inception date) through October 31, 2005.

7.	Capital Share Transactions

For the eleven-month fiscal period	Janus			Janus			Janus
ended September 30, 2010 and	Global Life Sciences			Global Research			Global Select
each fiscal year ended October 31	Fund			Fund			Fund(1)
(all numbers in thousands)	2010(2)	2009(3)	2008(4)	2010(2)	2009(3)	2008(4)	2010(2)	2009(3)	2008(4)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,773	N/A
Shares sold	85	3	N/A	58	7	N/A	1,448	317	N/A
Reinvested dividends and distributions	–	–	N/A	–	–	N/A	–	–	N/A
Shares repurchased	(17)	–	N/A	(9)	–	N/A	(1,020)	(448)	N/A
Net Increase/(Decrease) in Fund Shares	68	3	N/A	49	7	N/A	428	2,642	N/A
Shares Outstanding, Beginning of Period	3	–	N/A	7	–	N/A	2,642	–	N/A
Shares Outstanding, End of Period	71	3	N/A	56	7	N/A	3,070	2,642	N/A
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,076	N/A
Shares sold	8	1	N/A	19	17	N/A	544	89	N/A
Reinvested dividends and distributions	–	–	N/A	–	–	N/A	–	–	N/A
Shares repurchased	–	–	N/A	(2)	–	N/A	(299)	(98)	N/A
Net Increase/(Decrease) in Fund Shares	8	1	N/A	17	17	N/A	245	1,067	N/A
Shares Outstanding, Beginning of Period	1	–	N/A	17	–	N/A	1,067	–	N/A
Shares Outstanding, End of Period	9	1	N/A	34	17	N/A	1,312	1,067	N/A
Transactions in Fund Shares – Class D Shares(5):
Shares issued in connection with restructuring (Note 9)	20,661	N/A	N/A	8,834	N/A	N/A	204,036	N/A	N/A
Shares sold	330	N/A	N/A	569	N/A	N/A	8,272	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares repurchased	(1,509)	N/A	N/A	(1,163)	N/A	N/A	(19,645)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	19,482	N/A	N/A	8,240	N/A	N/A	192,663	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	19,482	N/A	N/A	8,240	N/A	N/A	192,663	N/A	N/A

Janus Global & International Funds | 143

Notes to Financial Statements (continued)

For the eleven-month fiscal period	Janus			Janus			Janus
ended September 30, 2010 and	Global Life Sciences			Global Research			Global Select
each fiscal year ended October 31	Fund			Fund			Fund(1)
(all numbers in thousands)	2010(2)	2009(3)	2008(4)	2010(2)	2009(3)	2008(4)	2010(2)	2009(3)	2008(4)

Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	146	N/A
Shares sold	194	50	N/A	1,193	8	N/A	5,281	884	N/A
Reinvested dividends and distributions	–	–	N/A	–	–	N/A	–	–	N/A
Shares repurchased	(50)	–	N/A	(143)	(5)	N/A	(1,565)	(21)	N/A
Net Increase/(Decrease) in Fund Shares	144	50	N/A	1,050	3	N/A	3,716	1,009	N/A
Shares Outstanding, Beginning of Period	50	–	N/A	3	–	N/A	1,009	–	N/A
Shares Outstanding, End of Period	194	50	N/A	1,053	3	N/A	4,725	1,009	N/A
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	136	N/A
Shares sold	N/A	N/A	N/A	N/A	N/A	N/A	204	58	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	N/A	N/A	N/A	–	–	N/A
Shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	(69)	(16)	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	N/A	N/A	N/A	135	178	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	N/A	N/A	178	–	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	N/A	N/A	N/A	313	178	N/A
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,012	N/A
Shares sold	10	1	N/A	–	1	N/A	343	523	N/A
Reinvested dividends and distributions	–	–	N/A	–	–	N/A	–	–	N/A
Shares repurchased	(2)	–	N/A	–	–	N/A	(721)	(57)	N/A
Net Increase/(Decrease) in Fund Shares	8	1	N/A	–	1	N/A	(378)	1,478	N/A
Shares Outstanding, Beginning of Period	1	–	N/A	1	–	N/A	1,478	–	N/A
Shares Outstanding, End of Period	9	1	N/A	1	1	N/A	1,100	1,478	N/A
Transactions in Fund Shares – Class T Shares(6):
Shares reorganized in connection with restructuring (Note 9)	(20,661)	N/A	N/A	(8,834)	N/A	N/A	(204,036)	N/A	N/A
Shares sold	1,362	1,802	5,529	3,101	4,483	11,580	26,628	43,375	126,802
Reinvested dividends and distributions	2	127	–	6	175	830	102	4,234	1,261
Shares repurchased	(3,106)	(5,857)	(5,867)	(3,617)	(5,804)	(10,015)	(43,999)	(78,440)	(132,761)
Net Increase/(Decrease) in Fund Shares	(22,403)	(3,928)	(338)	(9,344)	(1,146)	2,395	(221,305)	(30,831)	(4,698)
Shares Outstanding, Beginning of Period	32,798	36,726	37,064	17,855	19,001	16,606	346,841	377,672	382,370
Shares Outstanding, End of Period	10,395	32,798	36,726	8,511	17,855	19,001	125,536	346,841	377,672

(1)	Formerly named Janus Orion Fund.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(4)	Period from November 1, 2007 through October 31, 2008.
(5)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.
(6)	Formerly named Class J Shares.

144 | September 30, 2010

	Janus			Janus
For the eleven-month fiscal period or fiscal year ended	Global			International			Janus			Janus
September 30, 2010, the two-month fiscal period	Technology			Equity			Overseas			Worldwide
ended September 30, 2009 and each fiscal year ended	Fund			Fund			Fund			Fund
July 31 or October 31 (all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(4)	2009(5)	2009(6)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,354	N/A	N/A	43	N/A
Shares sold	110	18	N/A	2,889	757	12,530	9,649	4,006	N/A	44	43	N/A
Reinvested dividends and distributions	–	–	N/A	5	–	192	37	–	N/A	–	–	N/A
Shares repurchased	(45)	–	N/A	(3,383)	(518)	(11,935)	(5,198)	(2,388)	N/A	(67)	(4)	N/A
Net Increase/(Decrease) in Fund Shares	65	18	N/A	(489)	239	787	4,488	11,972	N/A	(23)	82	N/A
Shares Outstanding, Beginning of Period	18	–	N/A	7,421	7,182	6,395	11,972	–	N/A	82	–	N/A
Shares Outstanding, End of Period	83	18	N/A	6,932	7,421	7,182	16,460	11,972	N/A	59	82	N/A
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4,100	N/A	N/A	22	N/A
Shares sold	59	3	N/A	684	113	2,640	2,218	1,009	N/A	7	10	N/A
Reinvested dividends and distributions	–	–	N/A	–	–	27	3	–	N/A	–	–	N/A
Shares repurchased	(21)	–	N/A	(452)	(65)	(2,433)	(1,084)	(284)	N/A	(7)	(1)	N/A
Net Increase/(Decrease) in Fund Shares	38	3	N/A	232	48	234	1,137	4,825	N/A	–	31	N/A
Shares Outstanding, Beginning of Period	3	–	N/A	1,744	1,696	1,462	4,825	–	N/A	31	–	N/A
Shares Outstanding, End of Period	41	3	N/A	1,976	1,744	1,696	5,962	4,825	N/A	31	31	N/A
Transactions in Fund Shares – Class D Shares(7):
Shares issued in connection with restructuring (Note 9)	37,742	N/A	N/A	N/A	N/A	N/A	52,930	N/A	N/A	30,419	N/A	N/A
Shares sold	1,133	N/A	N/A	575	N/A	N/A	2,838	N/A	N/A	435	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares repurchased	(3,096)	N/A	N/A	(65)	N/A	N/A	(4,499)	N/A	N/A	(2,164)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	35,779	N/A	N/A	510	N/A	N/A	51,269	N/A	N/A	28,690	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	35,779	N/A	N/A	510	N/A	N/A	51,269	N/A	N/A	28,690	N/A	N/A

Janus Global & International Funds | 145

Notes to Financial Statements (continued)

	Janus			Janus
For the eleven-month fiscal period or fiscal year ended	Global			International			Janus			Janus
September 30, 2010, the two-month fiscal period	Technology			Equity			Overseas			Worldwide
ended September 30, 2009 and each fiscal year ended	Fund			Fund			Fund			Fund
July 31 or October 31 (all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(4)	2009(5)	2009(6)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,799	N/A	N/A	748	N/A
Shares sold	343	77	N/A	6,284	651	12,544	22,935	4,294	N/A	457	78	N/A
Reinvested dividends and distributions	–	–	N/A	38	–	247	52	–	N/A	5	–	N/A
Shares repurchased	(31)	–	N/A	(2,605)	(132)	(10,868)	(4,825)	(1,067)	N/A	(987)	(26)	N/A
Net Increase/(Decrease) in Fund Shares	312	77	N/A	3,717	519	1,923	18,162	14,026	N/A	(525)	800	N/A
Shares Outstanding, Beginning of Period	77	–	N/A	8,380	7,861	5,938	14,026	–	N/A	800	–	N/A
Shares Outstanding, End of Period	389	77	N/A	12,097	8,380	7,861	32,188	14,026	N/A	275	800	N/A
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,428	N/A	N/A	13	N/A
Shares sold	N/A	N/A	N/A	36	1	91	1,382	400	N/A	4	2	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	–	–	2	4	–	N/A	–	–	N/A
Shares repurchased	N/A	N/A	N/A	(40)	–	(85)	(612)	(253)	N/A	(4)	(1)	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	(4)	1	8	774	2,575	N/A	–	14	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	75	74	66	2,575	–	N/A	14	–	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	71	75	74	3,349	2,575	N/A	14	14	N/A
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	34,108	N/A	N/A	1,698	N/A
Shares sold	16	5	N/A	221	53	787	10,853	4,383	N/A	198	136	N/A
Reinvested dividends and distributions	–	–	N/A	1	–	9	97	–	N/A	5	–	N/A
Shares repurchased	(7)	–	N/A	(126)	(36)	(628)	(10,038)	(2,965)	N/A	(434)	(182)	N/A
Net Increase/(Decrease) in Fund Shares	9	5	N/A	96	17	168	912	35,526	N/A	(231)	1,652	N/A
Shares Outstanding, Beginning of Period	5	–	N/A	480	463	295	35,526	–	N/A	1,652	–	N/A
Shares Outstanding, End of Period	14	5	N/A	576	480	463	36,438	35,526	N/A	1,421	1,652	N/A

146 | September 30, 2010

	Janus			Janus
For the eleven-month fiscal period or fiscal year ended	Global			International			Janus			Janus
September 30, 2010, the two-month fiscal period	Technology			Equity			Overseas			Worldwide
ended September 30, 2009 and each fiscal year ended	Fund			Fund			Fund			Fund
July 31 or October 31 (all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(4)	2009(5)	2009(6)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class T Shares(8):
Shares reorganized in connection with restructuring (Note 9)	(37,742)	N/A	N/A	N/A	N/A	N/A	(52,930)	N/A	N/A	(30,419)	N/A	N/A
Shares sold	3,713	7,009	5,922	209	–	120*	35,861	49,207	29,616	1,213	2,041	2,183
Reinvested dividends and distributions	–	–	239	–	–	–	638	9,733	17,531	256	1,299	392
Shares repurchased	(5,371)	(7,640)	(11,039)	(12)	–	(1)*	(39,077)	(35,098)	(68,222)	(5,776)	(9,661)	(14,737)
Net Increase/(Decrease) in Fund Shares	(39,400)	(631)	(4,878)	197	–	119*	(55,508)	23,842	(21,075)	(34,726)	(6,321)	(12,162)
Shares Outstanding, Beginning of Period	56,772	57,403	62,281	–	119*	–	184,045	160,203	181,278	58,892	65,213	77,375
Shares Outstanding, End of Period	17,372	56,772	57,403	197	119*	119*	128,537	184,045	160,203	24,166	58,892	65,213

*	Shares outstanding are not in thousands.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from November 1, 2007 through October 31, 2008.
(4)	Period from October 1, 2009 through September 30, 2010.
(5)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(6)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(7)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.
(8)	Formerly named Class J Shares.

8.	Purchases and Sales of Investment Securities

For the eleven-month fiscal period or fiscal year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Life Sciences Fund	$281,020,782	$330,740,583	$–	$–
Janus Global Research Fund	148,626,730	149,383,024	–	–
Janus Global Select Fund(1)	3,877,303,834	3,868,621,358	–	–
Janus Global Technology Fund	528,518,287	613,935,655	–	–
Janus International Equity Fund	323,464,188	283,721,688	–	–
Janus Overseas Fund	4,154,253,136	3,410,910,303	–	–
Janus Worldwide Fund	1,981,484,443	2,343,280,781	–	–

(1)	Formerly named Janus Orion Fund.

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to

Janus Global & International Funds | 147

Notes to Financial Statements (continued)

shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On July 6, 2009, Janus Global Select Fund (formerly named Janus Orion Fund), Janus Overseas Fund and Janus Worldwide Fund acquired all of the net assets of Janus Adviser Orion Fund, Janus Adviser International Growth Fund and Janus Adviser Worldwide Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of Janus Investment Fund. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into various corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Global Select Fund(1)	4,043,427	$39,032,881	5,142,393	$2,684,570,634	$2,723,603,515	$2,519,525
Janus Overseas Fund	57,749,692	2,070,427,646	61,789,221	5,780,488,484	7,850,916,130	(54,872,135)
Janus Worldwide Fund	3,775,787	84,321,160	2,524,836	2,036,422,264	2,120,743,424	6,670,775

(1)	Formerly named Janus Orion Fund.

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

148 | September 30, 2010

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The required disclosures are effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

13.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2010 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Global & International Funds | 149

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund (formerly named Janus Orion Fund), Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund (seven of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2010 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 18, 2010

150 | September 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreement During The Period

Performance-Based Advisory Fee Proposal – Janus Overseas Fund

At a meeting of the Trustees held on December 11, 2009, the Trustees, each of whom is an Independent Trustee, meaning he or she is not an “interested person” (as defined by the 1940 Act) of the Trust or Janus Capital and its affiliates, voted unanimously to approve an amended and restated investment advisory agreement between Janus Capital and Janus Overseas Fund (the “Amended Advisory Agreement”) and authorized the submission of the Amended Advisory Agreement to the Fund’s shareholders for approval. Shareholders of the Fund approved the Amended Advisory Agreement at special meetings of Shareholders held on July 14, 2010. As discussed below, the Amended Advisory Agreement, as approved, includes an advisory fee payable to Janus Capital that will adjust up or down based on the Fund’s total return performance as compared to the performance of the Fund’s benchmark index. The Amended Advisory Agreement took effect on August 1, 2010.

Consideration of the Performance Fee Structure

Over the past few years, the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have continued to explore the possibility of modifying the fee structure for certain Janus funds to provide for performance fee structure, which would include a “Base Fee Rate” for each of those funds at the same rate as the current advisory fee rate, and a Performance Adjustment applied to that rate that would increase or decrease the fee based on whether the fund’s total return performance exceeds or lags a stated relevant benchmark index.

Working with Janus Capital to develop a performance fee structure that was acceptable to Janus Capital, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Fund and its shareholders. The Trustees believe that the fee structure included in the Amended Advisory Agreement will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range maximum and minimum that would result in the Performance Adjustment of up to 0.15% (positive or negative) of the Fund’s average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund’s benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved for Janus Capital and the Fund’s shareholders. The Trustees also reviewed the structure of performance fees applied by other Janus funds. The Trustees also considered the fact that for purposes of computing the Performance Adjustment, the Fund’s performance is computed after deducting the Fund’s operating expenses (including advisory fees), which means that, in order to receive any upward adjustment from the Base Fee Rate, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in the Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the Fund based on a number of factors, including that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund’s performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund’s investment objective and investment policies and restrictions.

Janus Global & International Funds | 151

Additional Information (unaudited) (continued)

The Trustees also judged the time periods to be used in determining any Performance Adjustment to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of its benchmark index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment to the Base Fee Rate for at least the first 15 months, after the effective date of the performance-based fee structure outlined in the Amended Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only the Fund’s performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In considering the Amended Advisory Agreement, and the performance fee structure reflected in the Amendment, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant.

In considering whether to approve the Amended Advisory Agreement, the Board of Trustees noted that, except for the performance-based fee structure, the Amended Advisory Agreement was substantially similar to the current Investment Advisory Agreement, which was most recently approved by them at a meeting held on December 11, 2009, and the Board took note of their findings with respect to that approval. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Fund and concluded that the services provided were acceptable.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of the Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Amended Advisory Agreement.

The Trustees concluded that the Amended Advisory Agreement for the Fund was not expected to adversely affect the nature, extent or quality of services provided to the Fund, and that the Fund would continue to benefit from services provided under the Amended Advisory Agreement. They also concluded that the quality of Janus Capital’s services to the Fund has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Amended Advisory Agreement; (ii) the key factors identified in materials provided to the Trustees by their independent counsel; and (iii) the reasonableness of the fees payable by shareholders of the Fund. They also concluded that Janus Capital’s financial condition was sound.

Costs of Services Provided

The Trustees considered the fee structure under the Amended Advisory Agreement, as well as the overall fee structure of the Fund. The Trustees examined the fee information and expenses for the Fund in comparison to information for other comparable funds, as provided by Lipper.

The Trustees considered the structure by which Janus Capital would be paid for their services, including the implementation of the new performance-based fee structure for the Fund. The Trustees also considered the overall fees of the Fund for services provided to the Fund.

The Trustees concluded that the estimated overall expense ratio of the Fund was comparable to or more favorable than the median expense ratio of its peers, and that the fees that the Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into consideration (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies, and (2) the impact of the performance-based fee structure, as applicable.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of the Fund was acceptable under current market conditions. Although the performance of the Fund may have lagged benchmark indices for certain periods, the Trustees also concluded that the manner in

152 | September 30, 2010

which Janus Capital addressed those instances of underperformance was appropriate.

Other Benefits from the Relationship with Janus Capital

The Trustees also considered benefits that would accrue to the Fund from its relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Amended Advisory Agreement and the fees to be paid by the Fund for such services, the Fund and Janus Capital may potentially benefit from their relationship with one another in other ways. They also concluded that success of the relationship between the Fund and Janus Capital could attract other business to Janus Capital or to other Janus funds, and that the success of Janus Capital could enhance the firm’s ability to serve the Fund. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the Fund or other funds in the Janus complex, and that the Fund may potentially benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees further concluded that Janus Capital’s use of “soft” commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Fund.

After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Amended Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders.

Janus Global & International Funds | 153

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

154 | September 30, 2010

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Global & International Funds | 155

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

156 | September 30, 2010

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the eleven-month fiscal period or fiscal year ended September 30, 2010:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Global Research Fund	$110,140	$2,759,528
Janus International Equity Fund	209,215	4,456,401
Janus Overseas Fund	5,663,347	124,188,106
Janus Worldwide Fund	590,419	24,129,777

Dividends Received Deduction Percentage

Fund

Janus Global Life Sciences Fund	91%
Janus Global Research Fund	80%
Janus Global Select Fund(1)	96%
Janus International Equity Fund	3%
Janus Overseas Fund	39%
Janus Worldwide Fund	69%

(1)	Formerly named Janus Orion Fund.

Qualified Dividend Income Percentage

Fund

Janus Global Life Sciences Fund	100%
Janus Global Research Fund	100%
Janus Global Select Fund(1)	100%
Janus International Equity Fund	100%
Janus Overseas Fund	100%
Janus Worldwide Fund	100%

(1)	Formerly named Janus Orion Fund.

Janus Global & International Funds | 157

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital).

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	48	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	48	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

158 | September 30, 2010

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	48	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member of the Board of Governors for Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	48	Trustee of PayPal Funds (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	48*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	48	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, an offshore product, consisting of 17 funds. Including Janus Capital Funds Plc and the 48 funds comprising the Janus funds, Mr. Mullen oversees 65 funds.

Janus Global & International Funds | 159

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	48	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	48	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	48	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

160 | September 30, 2010

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Global Life Sciences Fund	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

John Eisinger 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Global Select Fund	1/08-Present	Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2003-2007) for Janus Capital.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Global Research Fund	2/05-Present	Vice President and Director of Research of Janus Capital.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Overseas Fund Executive Vice President and Portfolio Manager Janus Worldwide Fund	1/01-Present 5/10-Present	Vice President of Janus Capital.

Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Research Analyst for Janus Capital.

Guy Scott 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Research Analyst for Janus Capital.

Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Research Analyst for Janus Capital.

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Global Technology Fund	2/06-Present	Vice President and Assistant Director of Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2004-2009) for Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Global & International Funds | 161

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); and Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

162 | September 30, 2010

[This page intentionally left blank.]

Janus Global & International Funds | 163

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on June 10, 2010 and for Janus Overseas Fund, the meeting was adjourned and reconvened on June 29, 2010 and July 14, 2010. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	93,164,070,144	55,991,400,493	2,811,668,991	58,803,069,484	60.100%	3.018%	63.118%	95.218%	4.782%	100.000%
William F. McCalpin	93,164,070,144	55,992,793,728	2,810,275,756	58,803,069,484	60.102%	3.016%	63.118%	95.221%	4.779%	100.000%
John W. McCarter, Jr.	93,164,070,144	55,954,311,420	2,848,758,064	58,803,069,484	60.060%	3.058%	63.118%	95.155%	4.845%	100.000%
Dennis B. Mullen	93,164,070,144	55,978,512,378	2,824,557,106	58,803,069,484	60.086%	3.032%	63.118%	95.197%	4.803%	100.000%
James T. Rothe	93,164,070,144	55,983,957,794	2,819,111,690	58,803,069,484	60.092%	3.026%	63.118%	95.206%	4.794%	100.000%
William D. Stewart	93,164,070,144	55,987,683,815	2,815,385,669	58,803,069,484	60.096%	3.022%	63.118%	95.212%	4.788%	100.000%
Martin H. Waldinger	93,164,070,144	55,947,439,881	2,855,629,603	58,803,069,484	60.053%	3.065%	63.118%	95.144%	4.856%	100.000%
Linda S. Wolf	93,164,070,144	55,983,340,411	2,819,729,073	58,803,069,484	60.091%	3.027%	63.118%	95.205%	4.795%	100.000%
John P. McGonigle	93,164,070,144	55,989,461,018	2,813,608,466	58,803,069,484	60.098%	3.020%	63.118%	95.215%	4.785%	100.000%

Proposal 2a
To approve an amended and restated investment advisory agreement between Janus Overseas Fund and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund’s performance relative to its benchmark index.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage Voted
					Broker				Broker				Broker
Fund	Record Date Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes

Janus Overseas Fund	12,359,849,431	4,373,768,639	1,073,635,366	289,994,083	479,938,212	35.388%	8.686%	2.346%	3.883%	70.349%	17.268%	4.664%	7.719%

164 | September 30, 2010

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

165

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (11/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1010-271	11-30-10 125-02-01000 11-10

2010 ANNUAL REPORT

Janus Growth & Core Funds

Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Forty Fund
Janus Fund
Janus Growth and Income Fund
Janus Research Core Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing in Janus. As we write this letter at the close of the third quarter, the stock market has just posted its best September since 1939. Skeptics who think the economy is heading for a double-dip recession may call it a case of irrational exuberance. But we think that these “double dippers” underestimated the resiliency of corporate America. U.S. economic growth of around 2% over the next 15 months would not be terrific, but it doesn’t point to a collapsing economy. U.S. corporate profits and finances are in remarkably good shape, bolstered by unprecedented cost cuts, rising cash flows and balance sheets that are much healthier than a few years ago.

Of course, we understand that economic challenges remain. While the U.S. recession officially ended in June 2009, it hasn’t felt that way for millions of Americans. Nearly 15 million people remain out of work, and the economy isn’t generating enough jobs to significantly slash the unemployment rate. The new health care law, changes in tax policy and financial regulations are all weighing heavily on corporate confidence. The modest recoveries in retail sales and the housing market, meanwhile, leave economic growth below where it was a few years ago.

Despite these headwinds, we see opportunities in individual securities, and we’re confident that evaluating companies on their fundamentals is the way to prevail in this uncertain era. For investors with a long horizon, we suggest taking a balanced approach, holding a range of equities and fixed-income assets for the best potential risk-adjusted returns. Patience isn’t easy, but it can be rewarding.

Equities Have Room to Run

Even after the recent rally, stock valuations are compelling. Many large-cap U.S. stocks are trading at price-earnings multiples that are below average, especially when considered in the context of today’s low interest rates. Free cash flows are rising, indicating that companies are finding ways to grow in this environment. And dividends are back in vogue. More than 175 companies in the S&P 500® Index have initiated or raised dividends this year while only three have lowered or eliminated distributions. We believe that dividends are likely to provide a meaningful portion of the total expected returns from equities in the future and we like the financial discipline they impose upon corporate managers.

Foreign markets are providing significant new growth areas too. Rising household incomes in China, Eastern Europe and Latin America are boosting demand for imported goods. China may be putting the brakes on its economy, but its gross domestic product still soared 9.6% late in the period. In Europe, Germany continues to surprise on the upside, with the manufacturing and services purchasing indexes rising in October ahead of consensus forecasts.

Granted, high unemployment and a weak housing market are hindering a broad recovery. But stocks may not need a raging economy to move higher at this stage. Non-financial U.S. firms are sitting on more than $1.8 trillion in cash – money that may accelerate dividends, share buybacks, acquisitions or business investment, fueling higher stock prices. Consumer spending appears resilient for “affordable luxury” goods. And we’re seeing merger-and-acquisition activity pick up, a sign of improving investor sentiment. We can’t say when, but we believe the markets will eventually start to appreciate the value of fundamentally solid firms.

Finding Values in Bonds

Flows into fixed-income funds have surged by over $220 billion this year through September, prompting media buzz of a “bond bubble,” particularly at the short end of the Treasury curve, where yields have been flattening and are near record lows. Certain areas of the market have lost some luster in our view. However, we disagree with the notion of an across-the-board bond bubble. Low inflation data is supportive of current yields. And we continue to see value in investment grade and high-yield corporate credits, along with some foreign corporate bonds. High-yield bonds may also continue to benefit from investor demand for income in this low-rate climate.

Naturally, we’re always on the lookout for changes in expectations for inflation. Recent data points have been

Janus Growth & Core Funds | 1

Continued

disinflationary, and we expect inflation to trend between 1.0-1.5% over the next 12 months. But we remain concerned that inflation could ramp up quickly as the economy returns to a more normal footing, eventually leading to rate hikes and price pressure across the yield curve.

We’re closely monitoring the Federal Reserve’s (Fed) actions too. The Fed’s program to buy $600 billion in Treasuries (on top of existing asset purchases) is likely to stimulate the economy on the margin and be an uplifting force for “risk assets” like stocks and high-yield bonds. Yet pumping $110 billion a month into the system – essentially by printing money – comes with a tremendous amount of skepticism. The Fed runs the very real risk of creating new asset bubbles, sparking runaway inflation and further devaluing the dollar. It’s a risk we’re monitoring closely.

Looking Ahead

For investors, one issue now is whether to buy stocks and bonds through a passively managed index strategy or go with an active approach. Buying an index fund may certainly look appealing from a risk perspective. But the major indexes may prove to be a poor tool for risk management and preservation of capital, saddling investors with large stakes in companies that may have deteriorating fundamentals. This approach may be risky in such an uncertain and volatile climate, and some of the best opportunities may not be the companies that dominate an index. More than ever, we believe it’s critical to dig deep and evaluate companies on their fundamentals – cash flows, balance sheets, capital structures and credit strategies – in order to determine potential returns. In our view, it’s the only way to discover companies that will ultimately reward you, our shareholders.

Thanks again for your trust and confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

See important disclosures on the next page.

2 | SEPTEMBER 30, 2010

Co-Chief Investment Officers’ Market Perspective (unaudited)

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/info. Read it carefully before you invest or send money.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

The opinions are those of the authors as of September 30, 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

All current and potential future holdings are subject to inherent risks that individuals would need to consider before investing.

There is no assurance that the investment process will consistently lead to successful investing.

For comparative purposes, benchmark “since inception” returns are as of September 30, 2000 or the Fund’s inception date if less than ten years.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (11/10)

Janus Growth & Core Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was September 30, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2010 to September 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Funds’ total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 1, 2012 and until February 16, 2011 for Janus Research Core Fund. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

4 | SEPTEMBER 30, 2010

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

Fund Snapshot
We believe a strategic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Balanced Fund’s Class T Shares returned 9.38% for the eleven-month period ended September 30, 2010, compared with a 10.66% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Aggregate Bond Index, the Fund’s other secondary benchmark, which returned 12.25% and 7.63%, respectively.

Portfolio Manager Comments

Healthy corporate balance sheets and improving profitability helped drive strong performance for both equity markets and corporate credit over the past eleven months, particularly in cyclical industries like consumer discretionary and industrials. We saw echoes of this corporate strength in the better U.S. economic numbers during the latter part of the period. But economic growth was still relatively weak in terms of where it usually is at this point in a typical recovery. We were encouraged by the expanding business activity and continue to think economic growth will be positive. We still believe the U.S. and global economies face many challenges but think this will likely translate into economic growth that is uneven and below long-term averages, particularly in the U.S. and other developed countries. Emerging markets are likely to be a leading source of this growth until more developed regions work through some of these challenges and as domestic demand for these developing countries matures.

Correlations across individual stocks and sectors remained somewhat elevated and volatility increased as investors balanced better-than-expected corporate profits with the uncertain political and economic environment. However, we saw some stability and signs of life in the corporate sector while consumer spending remained relatively soft. Companies were starting to do a little more with the large sums of cash sitting on their balance sheets – like returning it to shareholders in the form of dividends and/or increasing capital expenditures. Although we did take a more cyclical stance in the portfolio during the period, we still believe the challenging environment elevates the importance of finding efficient value-creating global businesses.

Two key themes in the bond market continue to be: the U.S. Government’s support of the U.S. mortgage market through Fannie Mae and Freddie Mac and continued disinflation. Long-term interest rates declined amid mixed economic data, tame inflation and growing speculation of another round of quantitative easing (QE2) by the Federal Reserve (Fed) late in the period. The 10-year U.S. Treasury finished the period near its lowest level since March 2009 while short-term rates held fairly steady, resulting in further flattening of the yield curve. Although the decline in rates provided a favorable backdrop for fixed income markets during the period, interest rate volatility remained somewhat elevated; suggesting the downtrend in interest rates is not likely to last. Corporate credit spreads narrowed, driving this segment’s strong relative performance. Meanwhile, agency mortgage backed securities (MBS) spreads widened, which weighed on the Barclays U.S. Aggregate Bond Index’s relative results. The commercial mortgage backed securities (CMBS) and high yield topped the list of performers within fixed income.

Our research and recent discussions with management teams across various industries pointed to a steady progression in business spending and orders for large U.S. multinational companies, leading us to lower our exposure in more defensive securities and raise our exposure to companies in generally more cyclical industries, such as industrials. We also added to some consumer discretionary stocks in anticipation of a rebound in the consumer that may follow the increased business activity. Shifting to a more cyclical stance aided the Fund’s relative performance towards the end of the period as consumer discretionary and industrials were among the top performing sectors within the S&P 500 Index. Stocks in the U.S. finished the volatile period with solid gains, turning in their best September performance since 1939.

6 | SEPTEMBER 30, 2010

(unaudited)

Small- and mid-cap growth companies outperformed other asset classes during the eleven months. Large-cap or mega-cap stocks lagged during the period, which given the growth tilt of the Fund’s equity sleeve, played a role in its underperformance relative to the U.S. market.

We favored companies with a large emerging market presence as we believe these markets will see strong growth in per capita income and a maturing middle class over the long term. Our equity holdings in consumer staples and to some extent industrials fit this category quite well as a large portion of their revenue growth comes from developing countries. Mobility and growing demand for smart phones remained a theme in the equity sleeve and we have favored companies with exposure to different aspects of this trend, from manufacturers to semiconductors and service providers. Within financials, we continued to see healing in the financial system and were holding positions in firms we think will do well in a tighter regulatory environment, despite their recent underperformance. Banks continued to improve their capital structures and we feel that many of our holdings are well capitalized and could benefit from a recovery in the U.S. consumer.

We were using bonds of real estate investment trusts (REITs) over investing in CMBS in an effort to garner real estate exposure within the fixed income sleeve. In addition, we were overweight lower rated credits, such as BBB’s and BB’s during the period. From a sector perspective, we moved more into generally late-cycle areas, such as media, hospitality and lodging, late in the period and were more defensive around cable companies and utilities. We also were favoring shorter duration holdings, those less sensitive to interest rate movements, during the period in anticipation of higher long-term rates.

Performance Summary

The Fund’s underperformance relative to the Balanced Index was in part due to our underweighting in equities earlier in the period and weak relative performance of our equity allocation. We had taken our equity weighting down from roughly 57% to around 50% by mid period given our cautious stance on the U.S. economy and overall equity markets. Over the latter part of the period, we put more cash to work, increasing the equity weighting to around 56% while increasing the fixed income weighting from 40% to roughly 44%. Our more bullish stance towards the end of the period was predicated on improving macro data points and seeing an increase in business activity at the individual company level. We think the risk of a double-dip recession and a deflationary spiral are lower than they were earlier in the year, especially since the Federal Reserve has continued to indicate its willingness to do whatever it takes to fight deflation – even if it means sparking a little inflation.

Within the equity sleeve, weak performing selections within financials and health care drove much of this sleeve’s underperformance relative to the S&P 500 Index while industrials and consumer discretionary stocks provided the largest boost. Turning to fixed income, our significant overweighting in corporate credit and zero MBS holdings contributed the most to this sleeves outperformance relative to the Barclays Capital U.S. Aggregate Bond Index. On a negative note, our underweighting in U.S. Treasuries and zero exposure to CMBS detracted modestly.

Equity Detractors

A variety of issues from European sovereign debt exposure to a slumping consumer and uncertainty surrounding the impact of financial reform have weighed on shares of Morgan Stanley and Bank of America (BAC) over the last several months. We believe investment bank/brokerage firm Morgan Stanley has a very good wealth management business which we think will become an increasing percentage of the overall company’s earnings. We think BAC can work through the challenges resulting from a low interest rate environment and that it can continue to generate earnings and build capital Ultimately, we expect BAC to be in a position to return capital to shareholders in the form of dividends and share repurchases.

Equity Contributors

Philip Morris International, a maker of tobacco products, was a top position in the Fund at period end. We like the company’s very attractive dividend yield, strong balance sheet and historic ability to generate free cash flows. We also think the company has pricing power and growth prospects through expansion in emerging markets. Apple, Inc. was another top contributor amid continued market share gains in the personal computers, smart phones and other new product areas, namely the iPad. We believe the company continued to execute well amid positive product momentum and better-than-expected revenues. Apple’s stock price remained attractive to us given the cash on the company’s large cash position, strong and improving margins and long-term earnings growth potential.

Fixed Income Detractors

Our credit position in shorter maturities of Berkshire Hathaway, a conglomerate of world-class insurance

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

companies, drove much of the underperformance in the name as the long-end of the curve outperformed. We think the company has a strong management team and like that it has been focused on paying down acquisition-related debt. Given the tight spreads at which the company’s long maturities were trading, we felt the short end offered a better value.

American Express, though technically a bank holding company, is largely viewed as a credit card company. More upbeat macroeconomic data helped our holdings rebound late in the period, but not enough to keep it from being a detractor for the eleven months. The company’s results have largely been driven by consumer spending volumes. American Express could benefit from what we believe to be pent-up consumer demand, even in a slow economy. As such, we maintained our position in the name. Management’s focus on paying down debt is also attractive to us.

Fixed Income Contributors

Vancouver, Canada-based Teck Resources focuses on metallic coal mining is a good example of a fallen angel, in our view, that ran into trouble and subsequently recovered through its focus on paying down debt and strengthening its financial position. After the company’s bonds were upgraded to investment grade, which occurred in the second quarter of 2010, we decided to hold onto our position after getting a sense of management “s desire to take out the remaining non-investment grade, high coupon bonds still outstanding.

Conditions within the banking sector improved during the third quarter as overall bad loans and write-offs declined. As a result, GE Capital witnessed fewer write-offs in its most recent quarterly report, benefiting from tighter credit standards. GE Capital was also helped by improving office rents and demand for equipment, which appeared to be stabilizing. We like the company given its focus on paying down debt and improving its credit profile. We think GE Capital was still relatively inexpensive through period end and is well positioned to benefit from a pickup in capital expenditures and M&A activity.

Outlook

We remain committed to finding companies with strong free cash flows, improving margins and leaner capital structures. We like companies that run more efficiently because of the potential for them to generate higher free cash flows and earn greater returns on the capital deployed. We think this combination generally provides firms with the flexibility to return cash to shareholders, perhaps in the form of dividends, without sacrificing their growth prospects and debt repayment. With interest rates low, credit spreads still relatively wide and healthy corporate balance sheets equities and corporate credit remain relatively attractive. We continue to see little value in agency MBS and government agencies. We believe our strengths lie in our fundamental bottom-up analysis and robust risk management across both fixed income and equities. We believe we can effectively apply these strengths and create value for our shareholders over the long term.

Thank you for investing in Janus Balanced Fund.

8 | SEPTEMBER 30, 2010

(unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Philip Morris International, Inc.	0.97%
Apple, Inc.	0.95%
Bristol-Myers Squibb Co.	0.82%
Oracle Corp.	0.81%
Union Pacific Corp.	0.69%

5 Bottom Performers – Equity Holdings

Contribution

Morgan Stanley	–0.74%
Bank of America Corp.	–0.65%
Credit Suisse Group A.G. (ADR)	–0.53%
Cisco Systems, Inc.	–0.48%
Research In Motion, Ltd. (U.S. Shares)	–0.41%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Industrials	3.00%	10.25%	10.45%
Consumer Discretionary	2.82%	10.86%	10.04%
Information Technology	2.04%	20.58%	18.94%
Consumer Staples	1.61%	15.61%	11.42%
Health Care	0.97%	15.08%	12.15%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Financials	–1.16%	13.89%	15.69%
Utilities	0.00%	0.00%	3.62%
Energy	0.03%	9.50%	11.20%
Telecommunication Services	0.12%	0.63%	2.98%
Materials	0.41%	3.60%	3.51%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 9

Janus Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Philip Morris International, Inc. Tobacco	2.5%
International Business Machines Corp. Computer Services	1.9%
Cisco Systems, Inc. Networking Products	1.8%
Oracle Corp. Enterprise Software/Services	1.8%
Bristol-Myers Squibb Co. Medical – Drugs	1.7%

9.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 2.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

10 | SEPTEMBER 30, 2010

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	9.30%	7.83%	6.63%	4.36%	9.94%	0.89%	0.89%
MOP	3.02%	1.63%	5.38%	3.74%	9.58%

Janus Balanced Fund – Class C Shares
NAV	8.62%	7.06%	5.85%	3.61%	9.31%	1.70%	1.70%
CDSC	7.55%	6.01%	5.85%	3.61%	9.31%

Janus Balanced Fund – Class D Shares(1)	9.44%	7.97%	6.70%	4.40%	9.96%	0.72%	0.72%

Janus Balanced Fund – Class I Shares	9.57%	8.09%	6.69%	4.40%	9.96%	0.63%	0.63%

Janus Balanced Fund – Class R Shares	8.90%	7.34%	6.14%	3.88%	9.57%	1.35%	1.35%

Janus Balanced Fund – Class S Shares	9.17%	7.65%	6.40%	4.13%	9.78%	1.10%	1.10%

Janus Balanced Fund – Class T Shares	9.38%	7.91%	6.69%	4.40%	9.96%	0.85%	0.85%

S&P 500® Index	12.25%	10.16%	0.64%	–0.43%	7.83%

Barclays Capital U.S. Aggregate Bond Index(#)	7.63%	8.16%	6.20%	6.41%	6.49%

Barclays Capital U.S. Government/Credit Bond Index	8.47%	8.73%	6.15%	6.52%	6.55%

Balanced Index	10.66%	9.77%	3.39%	2.99%	7.56%

Lipper Quartile – Class T Shares	–	3rd	1st	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	–	355/500	6/372	27/185	2/30

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 11

Janus Balanced Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Balanced Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Balanced Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

12 | SEPTEMBER 30, 2010

(unaudited)

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
#	Effective July 9, 2009, the Fund changed its secondary benchmark index from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Bond Index. Janus Capital believes that the new secondary benchmark index provides a more appropriate representation of the Fund’s investments. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.
(1)	Closed to new investors.

Janus Growth & Core Funds | 13

Janus Balanced Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,005.20	$4.93

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,001.60	$8.23

Hypothetical (5% return before expenses)	$1,000.00	$1,016.85	$8.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,006.40	$3.67

Hypothetical (5% return before expenses)	$1,000.00	$1,021.41	$3.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,006.50	$3.42

Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	$3.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,003.30	$6.78

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,004.60	$5.48

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,005.90	$4.22

Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26

†	Expenses are equal to the annualized expense ratio of 0.98% for Class A Shares, 1.64% for Class C Shares, 0.73% for Class D Shares, 0.68% for Class I Shares, 1.35% for Class R Shares, 1.09% for Class S Shares and 0.84% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

14 | SEPTEMBER 30, 2010

Janus Balanced Fund

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Bank Loans – 0.1%
Automotive – Cars and Light Trucks – 0.1%
$1,200,479	Ford Motor Co., 3.0100%, 12/15/13‡	$1,174,849
1,132,386	Ford Motor Co., 3.0400%, 12/15/13‡	1,108,210
2,421,191	Ford Motor Co., 3.0500%, 12/15/13‡	2,369,498
		4,652,557
Data Processing/Management – 0%
1,650,000	Fidelity National Information 5.2500%, 7/18/16‡	1,661,352

Total Bank Loans (cost $6,253,633)		6,313,909

Common Stock – 55.4%
Aerospace and Defense – 1.7%
973,289	Boeing Co.	64,762,650
1,262,653	Empresa Brasileira de Aeronautica S.A. (ADR)	35,846,719
		100,609,369
Agricultural Chemicals – 1.1%
1,351,451	Syngenta A.G. (ADR)**	67,288,745
Applications Software – 0.4%
1,059,363	Microsoft Corp.	25,943,800
Athletic Footwear – 1.5%
1,075,137	NIKE, Inc. – Class B	86,161,479
Automotive – Cars and Light Trucks – 0.8%
709,795	Daimler A.G.*	44,930,024
Cable/Satellite TV – 0.7%
1,043,513	DIRECTV-Class A*	43,441,446
Casino Hotels – 0.5%
3,535,171	Crown, Ltd.	28,661,469
Cellular Telecommunications – 0.4%
982,678	Vodafone Group PLC**	24,380,241
Commercial Banks – 1.2%
542,400	ICICI Bank, Ltd. (ADR)	27,038,640
936,555	Itau Unibanco Holding S.A. (ADR)	22,645,900
755,400	Standard Chartered PLC**	21,703,900
		71,388,440
Commercial Services – Finance – 0.9%
875,900	Paychex, Inc.	24,078,491
1,770,317	Western Union Co.	31,281,501
		55,359,992
Computer Services – 1.9%
819,112	International Business Machines Corp.	109,875,684
Computers – 2.3%
313,117	Apple, Inc.*	88,846,949
981,670	Research In Motion, Ltd. (U.S. Shares)*	47,797,512
		136,644,461
Cosmetics and Toiletries – 1.2%
897,060	Colgate-Palmolive Co.	68,948,032
Diversified Banking Institutions – 3.8%
6,093,298	Bank of America Corp.	79,883,137
1,538,337	Credit Suisse Group A.G. (ADR)**	65,471,623
3,301,218	Morgan Stanley	81,474,060
		226,828,820
Diversified Operations – 1.2%
1,665,739	Danaher Corp.	67,645,661
6,552,410	Melco International Development, Ltd.*	3,336,145
		70,981,806
E-Commerce/Services – 1.0%
2,116,280	eBay, Inc.*	51,637,232
497,881	Liberty Media Corp. – Interactive – Class A*	6,825,949
		58,463,181
Electric Products – Miscellaneous – 0.6%
619,027	Emerson Electric Co.	32,597,962
Electronic Components – Semiconductors – 0.6%
412,653	Broadcom Corp. – Class A	14,603,790
626,711	Microchip Technology, Inc.	19,710,061
		34,313,851
Electronic Connectors – 0.6%
749,700	Amphenol Corp. – Class A	36,720,306
Enterprise Software/Services – 1.8%
3,960,306	Oracle Corp.	106,334,216
Finance – Investment Bankers/Brokers – 0.5%
2,004,358	Charles Schwab Corp.	27,860,576
Finance – Other Services – 0.8%
1,595,790	NYSE Euronext	45,591,720
Food – Miscellaneous/Diversified – 1.4%
1,091,475	General Mills, Inc.	39,882,497
781,592	Nestle S.A.**	41,666,488
		81,548,985
Food – Wholesale/Distribution – 0.5%
999,410	Sysco Corp.	28,503,173
Hotels and Motels – 0.5%
754,325	Marriott International, Inc. – Class A	27,027,465
Industrial Gases – 0.7%
440,504	Praxair, Inc.	39,759,891
Investment Management and Advisory Services – 0.5%
2,510,090	Blackstone Group L.P.	31,853,042
Life and Health Insurance – 0.4%
474,070	AFLAC, Inc.	24,514,160
Medical – Biomedical and Genetic – 1.8%
839,898	Celgene Corp.*	48,386,524
1,607,385	Gilead Sciences, Inc.*	57,238,980
		105,625,504
Medical – Drugs – 2.4%
814,820	Abbott Laboratories	42,566,197
3,681,555	Bristol-Myers Squibb Co.	99,806,956
		142,373,153
Medical Products – 1.5%
1,479,498	Johnson & Johnson	91,669,696
Metal – Copper – 0.3%
185,128	Freeport-McMoRan Copper & Gold, Inc. – Class B	15,808,080
Metal Processors and Fabricators – 0.5%
225,592	Precision Castparts Corp.	28,729,141
Networking Products – 1.8%
4,864,957	Cisco Systems, Inc.*	106,542,558

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 2.0%
2,047,716	EnCana Corp. (U.S. Shares)	$61,902,454
739,096	Occidental Petroleum Corp.	57,871,217
		119,773,671
Oil Companies – Integrated – 2.8%
377,160	Chevron Corp.	30,568,818
1,275,364	Hess Corp.	75,399,519
1,822,619	Petroleo Brasileiro S.A. (U.S. Shares)	59,818,356
		165,786,693
Optical Supplies – 0.3%
93,615	Alcon, Inc. (U.S. Shares)**	15,614,046
Pharmacy Services – 0.5%
565,740	Express Scripts, Inc. – Class A*	27,551,538
Pipelines – 0.2%
237,174	Enterprise Products Partners L.P.	9,408,693
Retail – Building Products – 0.7%
1,275,911	Home Depot, Inc.	40,420,860
Retail – Discount – 0.7%
811,215	Target Corp.	43,351,330
Retail – Drug Store – 0.4%
786,877	CVS Caremark Corp.**	24,763,019
Retail – Regional Department Stores – 0.7%
814,710	Kohl’s Corp.*	42,918,923
Semiconductor Components/Integrated Circuits – 0.3%
1,153,930	Marvell Technology Group, Ltd.*	20,205,314
Soap and Cleaning Preparations – 0.8%
818,197	Reckitt Benckiser Group PLC**	45,035,436
Telecommunication Equipment – Fiber Optics – 0.8%
2,687,818	Corning, Inc.	49,133,313
Television – 0.8%
3,167,044	CBS Corp. – Class B	50,229,318
Tobacco – 3.2%
1,713,936	Altria Group, Inc.	41,168,743
2,670,131	Philip Morris International, Inc.	149,580,738
		190,749,481
Toys – 0.6%
1,616,655	Mattel, Inc.	37,926,726
Transportation – Railroad – 2.1%
511,554	Canadian National Railway Co. (U.S. Shares)	32,749,687
1,139,423	Union Pacific Corp.	93,204,801
		125,954,488
Web Portals/Internet Service Providers – 0.7%
2,996,690	Yahoo!, Inc.*	42,463,097

Total Common Stock (cost $2,908,485,356)		3,278,566,414

Corporate Bonds – 32.4%
Advertising Services – 0.2%
$1,695,000	WPP Finance UK 5.8750%, 6/15/14**	1,878,092
6,866,000	WPP Finance UK 8.0000%, 9/15/14**	8,188,392
		10,066,484
Agricultural Chemicals – 0.1%
$6,243,000	Mosaic Co. 7.6250%, 12/1/16 (144A)	6,768,923
Apparel Manufacturers – 0.1%
6,914,000	Hanesbrands, Inc. 4.1211%, 12/15/14‡	6,654,725
Automotive – Cars and Light Trucks – 0.3%
12,015,000	Daimler Finance North America LLC, 6.5000%, 11/15/13	13,743,081
1,535,000	Hyundai Capital, 3.7500% 4/6/16 (144A)	1,545,638
		15,288,719
Automotive – Truck Parts and Equipment- Original – 0.1%
4,647,000	BorgWarner, Inc., 4.6250%, 9/15/20	4,719,145
Beverages – Non-Alcoholic – 0.1%
3,713,000	PepsiCo, Inc., 3.7500%, 3/1/14	4,016,315
Brewery – 0.6%
13,186,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	15,365,237
17,701,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	22,961,950
		38,327,187
Building – Residential and Commercial – 0.2%
4,145,000	D.R. Horton, Inc., 7.8750%, 8/15/11	4,321,163
5,985,000	MDC Holdings, Inc. 5.3750%, 12/15/14	6,180,422
		10,501,585
Building and Construction Products – Miscellaneous – 0.1%
5,984,000	Owens Corning, 9.0000%, 6/15/19	7,078,480
Building Products – Cement and Aggregate – 0.5%
2,318,000	CRH America, Inc., 5.6250%, 9/30/11	2,413,117
4,194,000	CRH America, Inc., 6.9500%, 3/15/12	4,476,982
4,941,000	CRH America, Inc., 8.1250%, 7/15/18	5,957,976
10,729,000	Hanson, Ltd., 6.1250%, 8/15/16**	10,769,233
5,290,000	Holcim U.S. Finance (U.S. Shares) 6.0000%, 12/30/19 (144A)	5,772,279
		29,389,587
Cable/Satellite TV – 0.7%
7,084,000	Comcast Corp., 5.1500%, 3/1/20	7,742,097
10,635,000	Comcast Corp., 6.5500%, 7/1/39	12,039,128
3,560,000	Comcast Corp., 6.4000%, 3/1/40	3,958,129
9,881,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	11,391,854
4,139,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	5,602,364
		40,733,572
Chemicals – Diversified – 0.4%
3,349,000	Dow Chemical Co. 7.6000%, 5/15/14	3,911,776
16,259,000	Dow Chemical Co. 8.5500%, 5/15/19	20,530,077
		24,441,853

See Notes to Schedules of Investments and Financial Statements.

16 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Coal – 0%
$1,527,000	Peabody Energy Corp. 6.5000%, 9/15/20	$1,643,434
Coatings and Paint Products – 0.4%
12,421,000	RPM International, Inc. 6.1250%, 10/15/19	13,501,279
9,942,000	Sherwin-Williams Co. 3.1250%, 12/15/14	10,535,339
		24,036,618
Commercial Banks – 2.3%
20,586,000	American Express Bank FSB 5.5000%, 4/16/13	22,407,037
7,302,000	Credit Suisse A.G. 5.4000%, 1/14/20**	7,789,467
8,915,000	Credit Suisse New York 5.0000%, 5/15/13**	9,712,295
14,320,000	Credit Suisse New York 5.5000%, 5/1/14**	16,040,920
16,044,000	Discover Bank, 8.7000%, 11/18/19	18,931,181
4,781,000	Discover Bank, 7.0000%, 4/15/20	5,201,059
11,668,000	HSBC USA, Inc., 5.0000%, 9/27/20	11,659,086
1,795,000	Regions Bank, 7.5000%, 5/15/18	1,891,262
5,941,000	Regions Financial Corp. 4.8750%, 4/26/13	6,013,361
2,872,000	Regions Financial Corp. 5.7500%, 6/15/15	2,921,571
15,345,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15**	15,505,432
1,325,000	State Bank of India-London 4.5000%, 7/27/15 (144A)	1,343,166
4,534,000	SVB Financial Group 5.3750%, 9/15/20	4,605,488
4,427,000	U.S. Bank NA, 3.7780%, 4/29/20‡	4,611,907
7,393,000	Zions BanCorporation 7.7500%, 9/23/14	7,833,601
1,723,000	Zions BanCorporation 5.5000%, 11/16/15	1,701,259
		138,168,092
Computer Services – 0.1%
5,352,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	5,821,734
Computers – Memory Devices – 0.4%
11,852,000	Seagate Technology 6.3750%, 10/1/11	12,207,560
8,900,000	Seagate Technology 10.0000%, 5/1/14 (144A)	10,502,000
		22,709,560
Data Processing and Management – 0.4%
7,660,000	Fiserv, Inc., 3.1250%, 10/1/15	7,774,808
13,879,000	Fiserv, Inc., 4.6250%, 10/1/20	14,028,033
		21,802,841
Dialysis Centers – 0.2%
8,191,000	DaVita, Inc., 6.6250%, 3/15/13	8,324,104
5,592,000	DaVita, Inc., 7.2500%, 3/15/15	5,805,195
		14,129,299
Diversified Banking Institutions – 2.5%
$19,347,000	Bank of America Corp. 5.6250%, 7/1/20	20,443,956
12,182,000	Citigroup, Inc., 5.6250%, 8/27/12	12,875,497
10,034,000	Citigroup, Inc., 5.3000%, 10/17/12	10,693,234
5,578,000	Citigroup, Inc., 4.7500%, 5/19/15	5,868,575
22,290,000	Citigroup, Inc., 5.3750%, 8/9/20	23,061,946
2,590,000	Goldman Sachs, 3.7000%, 8/1/15	2,649,857
18,892,000	Goldman Sachs, 6.0000%, 6/15/20	20,779,065
9,423,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	10,760,868
5,530,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	5,663,312
3,353,000	Morgan Stanley, 6.7500%, 4/15/11	3,453,523
3,295,000	Morgan Stanley, 5.2500%, 11/2/12	3,517,890
6,724,000	Morgan Stanley, 4.0000%, 7/24/15	6,852,704
5,386,000	Morgan Stanley, 5.6250%, 9/23/19	5,607,639
5,530,000	Morgan Stanley, 5.5000%, 7/24/20	5,697,106
9,036,000	UBS A.G., 4.8750%, 8/4/20**	9,527,739
		147,452,911
Diversified Financial Services – 1.5%
15,042,000	American Express Travel Related Services Co. Inc., 5.2500% 11/21/11 (144A)	15,665,867
4,308,000	General Electric Capital Corp. 4.8000%, 5/1/13	4,649,952
6,189,000	General Electric Capital Corp. 5.9000%, 5/13/14	7,009,686
28,943,000	General Electric Capital Corp. 6.0000%, 8/7/19	32,566,228
17,626,000	General Electric Capital Corp. 5.5000%, 1/8/20	19,281,222
10,199,000	General Electric Capital Corp. 6.8750%, 1/10/39	11,712,481
		90,885,436
Diversified Minerals – 0.8%
4,525,000	Teck Resources, Ltd. 7.0000%, 9/15/12	4,880,873
3,994,000	Teck Resources, Ltd. 9.7500%, 5/15/14	4,924,274
9,566,000	Teck Resources, Ltd. 5.3750%, 10/1/15	10,528,981
4,270,000	Teck Resources, Ltd. 10.2500%, 5/15/16	5,188,050
3,463,000	Teck Resources, Ltd. 10.7500%, 5/15/19	4,360,956
10,588,000	Teck Resources, Ltd. 6.1250%, 10/1/35	11,274,537
3,683,000	Vale Overseas, Ltd. 4.6250%, 9/15/20	3,803,946
3,682,000	Vale Overseas, Ltd. 6.8750%, 11/10/39	4,219,428
		49,181,045
Diversified Operations – 0.4%
19,588,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	21,182,581
2,106,000	Tyco International Finance S.A. 4.1250%, 10/15/14	2,292,240
		23,474,821

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 17

Janus Balanced Fund

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Electric – Integrated – 0.7%
$4,720,000	CMS Energy Corp. 8.5000%, 4/15/11	$4,869,690
6,040,000	CMS Energy Corp. 1.4759%, 1/15/13‡	5,738,000
6,663,000	CMS Energy Corp. 4.2500%, 9/30/15	6,720,488
4,101,000	Pacific Gas & Electric Co. 4.2000%, 3/1/11	4,162,449
8,598,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	9,353,756
11,013,000	Xcel Energy, Inc., 4.7000%, 5/15/20	11,973,642
		42,818,025
Electronic Components – Semiconductors – 0.5%
12,659,000	National Semiconductor Corp. 6.1500%, 6/15/12	13,496,823
10,564,000	National Semiconductor Corp. 3.9500%, 4/15/15	11,081,763
5,992,000	National Semiconductor Corp. 6.6000%, 6/15/17	6,984,599
		31,563,185
Electronic Connectors – 0.3%
17,892,000	Amphenol Corp., 4.7500%, 11/15/14	19,411,335
Electronic Measuring Instruments – 0.1%
3,784,000	Agilent Technologies, Inc. 2.5000%, 7/15/13 (144A)	3,860,293
Electronics – Military – 0.5%
2,171,000	L-3 Communications Corp. 5.8750%, 1/15/15	2,219,848
26,175,000	L-3 Communications Corp. 6.3750%, 10/15/15	26,992,968
		29,212,816
Enterprise Software/Services – 0.2%
9,307,000	BMC Software, Inc., 7.2500%, 6/1/18	11,237,793
Finance – Auto Loans – 0.5%
6,019,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	6,318,325
6,496,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	6,895,887
5,266,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	5,758,487
8,198,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	8,734,444
		27,707,143
Finance – Credit Card – 0.3%
5,151,000	American Express Co. 7.3000%, 8/20/13	5,920,709
9,582,000	American Express Co. 6.8000%, 9/1/66‡	9,582,000
		15,502,709
Finance – Investment Bankers/Brokers – 0.7%
4,938,000	Charles Schwab Corp. 4.4500%, 7/22/20	5,161,237
10,988,000	Jefferies Group, Inc. 8.5000%, 7/15/19	12,758,265
5,195,000	Lazard Group LLC, 7.1250%, 5/15/15	5,667,397
4,220,000	Schwab Capital Trust I 7.5000%, 11/15/37‡	4,324,318
$9,647,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	10,248,954
5,476,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,051,057
		44,211,228
Finance – Other Services – 0.2%
11,140,000	CME Group, Inc., 5.7500%, 2/15/14	12,637,706
Food – Meat Products – 0.6%
6,855,000	Smithfield Foods, Inc. 7.0000%, 8/1/11	7,060,650
635,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	656,431
24,899,000	Tyson Foods, Inc., 7.3500%, 4/1/16	27,544,519
		35,261,600
Food – Miscellaneous/Diversified – 0.7%
9,491,000	Corn Products International, Inc. 3.2000%, 11/1/15	9,673,654
7,700,000	Corn Products International, Inc. 6.6250%, 4/15/37	8,410,749
1,884,000	Kellogg Co., 4.2500%, 3/6/13	2,020,590
3,196,000	Kraft Foods, Inc., 2.6250%, 5/8/13	3,312,430
7,883,000	Kraft Foods, Inc., 5.3750%, 2/10/20	8,805,697
10,174,000	Kraft Foods, Inc., 6.5000%, 2/9/40	11,912,391
		44,135,511
Food – Retail – 0.2%
8,418,000	Delhaize Group, 5.8750%, 2/1/14	9,501,127
Gold Mining – 0.1%
4,790,000	Gold Fields Orogen Holdings 4.8750%, 10/7/20	4,756,470
Hotels and Motels – 0.2%
4,757,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	5,129,916
2,025,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,176,875
6,247,000	Wyndham Worldwide 5.7500%, 2/1/18	6,266,784
		13,573,575
Investment Management and Advisory Services – 0.7%
10,205,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	12,648,496
3,573,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	3,947,629
11,554,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	11,496,230
7,242,000	FMR LLC, 6.4500%, 11/15/39 (144A)	7,394,002
3,436,000	Franklin Resources, Inc. 3.1250%, 5/20/15	3,620,778
		39,107,135
Life and Health Insurance – 0.1%
3,559,000	Aflac, Inc., 6.9000%, 12/17/39	3,920,427
2,108,000	Prudential Financial, Inc. 4.7500%, 6/13/15	2,291,038
		6,211,465

See Notes to Schedules of Investments and Financial Statements.

18 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Medical – Biomedical and Genetic – 0.2%
$3,862,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	$3,939,240
4,000,000	Genzyme Corp. 3.6250%, 6/15/15 (144A)	4,241,800
4,995,000	Genzyme Corp. 5.0000%, 6/15/20 (144A)	5,554,115
		13,735,155
Medical – Drugs – 0.3%
5,048,000	Abbott Laboratories 4.1250%, 5/27/20	5,493,900
13,508,000	Abbott Laboratories 5.3000%, 5/27/40	14,659,597
		20,153,497
Medical – Hospitals – 0.2%
12,805,000	HCA, Inc., 9.2500%, 11/15/16	13,861,413
Medical – Wholesale Drug Distributors – 0.1%
4,798,000	McKesson Corp., 6.5000%, 2/15/14	5,504,515
Medical Labs and Testing Services – 0.2%
9,036,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	10,946,789
Medical Products – 0.3%
7,765,000	CareFusion Corp., 4.1250%, 8/1/12	8,124,582
9,475,000	Hospira, Inc., 6.4000%, 5/15/15	10,980,596
		19,105,178
Metal – Copper – 0.1%
3,581,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	3,997,291
Metal – Iron – 0.2%
3,041,000	Cliffs Natural Resources 4.8000%, 10/1/20	3,086,721
6,084,000	Cliffs Natural Resources 6.2500%, 10/1/40	6,018,561
		9,105,282
Multi-Line Insurance – 0.5%
7,740,000	MetLife, Inc., 2.3750%, 2/6/14	7,821,951
4,057,000	MetLife, Inc., 6.7500%, 6/1/16	4,843,064
4,640,000	MetLife, Inc., 7.7170%, 2/15/19	5,905,323
6,526,000	MetLife, Inc., 4.7500%, 2/8/21	6,923,460
3,318,000	MetLife, Inc., 5.8750%, 2/6/41	3,609,025
		29,102,823
Multimedia – 0.5%
10,958,000	NBC Universal 2.8750%, 4/1/16 (144A)	10,960,203
7,728,000	NBC Universal 4.3750%, 4/1/21 (144A)	7,822,158
6,182,000	NBC Universal 5.9500%, 4/1/41 (144A)	6,358,873
3,452,000	Time Warner, Inc. 3.1500%, 7/15/15	3,578,098
		28,719,332
Non-Hazardous Waste Disposal – 0.2%
11,050,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	11,837,313
Office Automation and Equipment – 0.1%
$1,372,000	Xerox Corp., 5.6500%, 5/15/13	1,502,870
3,583,000	Xerox Corp., 8.2500%, 5/15/14	4,295,909
2,531,000	Xerox, Corp., 5.6250%, 12/15/19	2,832,875
		8,631,654
Oil and Gas Drilling – 0.3%
5,665,000	Nabors Industries, Inc. 9.2500%, 1/15/19	7,248,900
6,221,000	Nabors Industries, Inc. 5.0000%, 9/15/20 (144A)	6,283,950
1,916,000	Noble Holding International, Ltd. 3.4500%, 8/1/15	1,996,654
		15,529,504
Oil Companies – Exploration and Production – 0.3%
15,203,000	Forest Oil Corp., 8.0000%, 12/15/11	16,077,173
Oil Companies – Integrated – 0.3%
13,379,000	BP Capital Markets PLC 3.1250%, 10/1/15**	13,449,280
6,093,000	BP Capital Markets PLC 4.5000%, 10/1/20**	6,230,793
		19,680,073
Oil Refining and Marketing – 0.5%
782,000	Frontier Oil Corp., 8.5000%, 9/15/16	813,280
7,374,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	8,433,909
8,106,000	Motiva Enterprises LLC 6.8500%, 1/15/40 (144A)	9,715,350
9,601,000	NuStar Logistics L.P. 4.8000%, 9/1/20	9,698,229
		28,660,768
Pharmacy Services – 0.2%
11,111,000	Express Scripts, Inc. 6.2500%, 6/15/14	12,756,572
Pipelines – 1.1%
7,765,000	DCP Midstream Operating 3.2500%, 10/1/15	7,796,743
1,804,000	El Paso Pipeline Partners Operating Co. LLC, 6.5000%, 4/1/20	1,947,458
5,067,000	Energy Transfer Equity 7.5000%, 10/15/20	5,333,018
2,655,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	2,998,488
12,863,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	13,264,969
10,923,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	11,457,899
2,802,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	3,556,332
15,352,000	Trans-Canada Pipelines 3.8000%, 10/1/20	15,689,222
3,569,000	Williams Partners L.P. 3.8000%, 2/15/15	3,755,416
		65,799,545
Property and Casualty Insurance – 0.1%
4,680,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	4,829,273

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 19

Janus Balanced Fund

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Publishing – Newspapers – 0%
$1,240,000	Gannett Co. 6.3750%, 9/1/15 (144A)	$1,226,050
Real Estate Management/Services – 0.3%
7,327,000	AMB Property L.P. 6.1250%, 12/1/16	8,132,574
7,329,000	AMB Property L.P. 6.6250%, 12/1/19	8,141,552
		16,274,126
Reinsurance – 0.9%
18,053,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	18,930,791
10,601,000	Berkshire Hathaway, Inc. 1.4000%, 2/10/12	10,697,702
10,601,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	10,924,680
10,638,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	11,281,823
		51,834,996
REIT – Apartments – 0.1%
6,138,000	BRE Properties, Inc. 5.2000%, 3/15/21	6,250,344
REIT – Diversified – 0.1%
3,638,000	Digital Realty Trust L.P. 5.8750%, 2/1/20 (144A)	3,867,641
REIT – Health Care – 0.4%
10,341,000	HCP, Inc., 6.4500%, 6/25/12	10,998,378
3,655,000	HCP, Inc., 5.6500%, 12/15/13	3,928,021
6,163,000	Senior Housing Properties Trust 6.7500%, 4/15/20	6,424,928
3,058,000	Ventas Capital Corp. 6.5000%, 6/1/16	3,191,509
2,033,000	Ventas Capital Corp. 6.7500%, 4/1/17	2,114,273
		26,657,109
REIT – Hotels – 0.2%
9,488,000	Host Hotels & Resorts L.P. 7.1250%, 11/1/13	9,654,040
REIT – Office Property – 0.4%
3,617,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	3,566,127
16,994,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20 (144A)	17,188,581
		20,754,708
REIT – Warehouse/Industrial – 0.1%
4,085,000	ProLogis, 7.3750%, 10/30/19	4,122,484
3,158,000	ProLogis, 6.8750%, 3/15/20	3,104,668
		7,227,152
Resorts and Theme Parks – 0.1%
5,617,000	Vail Resorts, Inc., 6.7500%, 2/15/14	5,736,361
Retail – Apparel and Shoe – 0.4%
11,684,000	Limited Brands, Inc. 6.9000%, 7/15/17	12,385,040
4,964,000	Limited Brands, Inc. 8.5000%, 6/15/19	5,770,650
2,562,000	Limited Brands, Inc. 7.0000%, 5/1/20	2,766,960
$3,178,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	3,348,818
		24,271,468
Retail – Auto Parts – 0.2%
8,800,000	Advance Auto Parts, Inc. 5.7500%, 5/1/20	9,491,284
Retail – Computer Equipment – 0%
1,910,000	GameStop Corp., 8.0000%, 10/1/12	1,955,363
Retail – Major Department Stores – 0.2%
11,569,000	JC Penney Co., Inc., 5.6500%, 6/1/20	11,785,919
Retail – Regional Department Stores – 1.0%
3,735,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	4,117,838
4,384,000	JC Penney Corp., Inc. 6.8750%, 10/15/15	4,723,760
9,580,000	JC Penney Corp., Inc. 5.7500%, 2/15/18	9,867,400
1,248,000	JC Penney Corp., Inc. 6.3750%, 10/15/36	1,204,320
5,868,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	6,220,080
12,224,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	12,957,439
11,894,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	12,667,110
5,557,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	5,626,463
		57,384,410
Retail – Restaurants – 0.4%
12,917,000	Brinker International 5.7500%, 6/1/14	13,746,349
8,178,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	8,849,929
		22,596,278
Savings/Loan/Thrifts – 0.1%
5,722,000	Amsouth Bank, 4.8500%, 4/1/13	5,763,153
Steel – Producers – 0%
1,457,000	ArcelorMittal, 5.3750%, 6/1/13	1,564,395
Super-Regional Banks – 0.5%
2,442,000	Comerica, Inc., 3.0000%, 9/16/15	2,471,563
5,200,000	National City Corp. 6.8750%, 5/15/19	6,099,704
3,534,000	PNC Funding Corp., 3.6250%, 2/8/15	3,730,310
5,299,000	PNC Funding Corp., 5.1250%, 2/8/20	5,736,581
7,700,000	PNC Preferred Funding Trust III 8.7000%, 3/15/13 (144A)‡,#	8,094,394
3,573,000	Wells Fargo & Co, 3.6250%, 4/15/15	3,788,659
		29,921,211
Telecommunication Equipment – Fiber Optics – 0.1%
4,868,000	Corning, Inc., 5.7500%, 8/15/40	5,163,843
Telecommunication Services – 0.1%
5,490,000	Virgin Media Secured Finance PLC 6.5000%, 1/15/18**	5,791,950

See Notes to Schedules of Investments and Financial Statements.

20 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Telephone – Integrated – 1.0%
$3,399,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	$3,466,980
22,407,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	23,527,350
24,112,000	Sprint Capital Corp. 7.6250%, 1/30/11	24,503,820
5,583,000	Sprint Capital Corp. 8.3750%, 3/15/12	5,973,810
		57,471,960
Television – 0.2%
637,000	CBS Corp., 6.6250%, 5/15/11	658,842
9,811,000	CBS Corp., 8.2000%, 5/15/14	11,686,245
		12,345,087
Toys – 0.1%
1,887,000	Mattel, Inc., 4.3500%, 10/1/20	1,906,785
5,661,000	Mattel, Inc., 6.2000%, 10/1/40	5,746,159
		7,652,944
Transportation – Railroad – 0.3%
2,657,123	CSX Corp., 8.3750%, 10/15/14	3,171,515
2,752,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	2,848,320
9,680,000	Kansas City Southern de Mexico S.A. de C.V., 8.0000%, 2/1/18 (144A)	10,405,999
1,638,000	Kansas City Southern Railway 13.0000%, 12/15/13	1,984,028
		18,409,862
Transportation – Services – 0.3%
12,350,000	Asciano Finance 4.6250%, 9/23/20 (144A)	12,455,901
3,316,000	Ryder System, Inc., 3.6000%, 3/1/16	3,366,934
		15,822,835
Transportation – Truck – 0.2%
11,663,000	JB Hunt Transportation Services 3.3750%, 9/15/15	11,707,820

Total Corporate Bonds (cost $1,785,236,124)		1,914,616,941

Foreign Government Bonds – 0.1%
1,703,000 BRL	Brazilian Government International Bond, 4.8750%, 1/22/21	1,869,042
2,328,000 CLP	Chilean Government International Bond, 3.8750%, 8/5/20	2,414,765

Total Foreign Government Bonds (cost $4,073,761)		4,283,807

Preferred Stock – 0.1%
Diversified Banking Institutions – 0.1%
113,425	Citigroup Capital, 7.8750%	2,835,625
Food – Miscellaneous/Diversified – 0%
19	H.J. Heinz Finance Co. 8.0000% (144A)	2,038,938

Total Preferred Stock (cost $4,735,625)		4,874,563

U.S. Treasury Notes/Bonds – 10.2%
	U.S. Treasury Notes/Bonds:
$14,394,000	1.1250%, 6/30/11	14,488,453
19,756,000	1.0000%, 10/31/11	19,903,400
$3,417,000	1.0000%, 12/31/11	3,445,833
66,547,000	0.8750%, 1/31/12	67,025,339
51,749,000	1.3750%, 2/15/12	52,490,874
11,347,000	0.8750%, 2/29/12	11,433,464
25,845,000	0.6250%, 7/31/12	25,953,032
10,559,000	1.3750%, 9/15/12	10,753,265
2,065,000	1.3750%, 1/15/13	2,105,817
1,480,000	1.7500%, 4/15/13	1,524,740
9,842,000	1.1250%, 6/15/13	9,981,953
9,210,000	1.0000%, 7/15/13	9,310,757
11,212,000	0.7500%, 8/15/13	11,254,045
25,069,000	2.7500%, 10/31/13	26,659,327
15,740,000	1.7500%, 1/31/14	16,254,005
46,196,000	1.8750%, 2/28/14	47,888,668
3,734,000	2.6250%, 7/31/14	3,974,959
3,351,000	2.3750%, 8/31/14	3,535,566
3,411,000	2.3750%, 9/30/14	3,600,205
808,000	2.1250%, 11/30/14	844,486
5,676,000	2.6250%, 12/31/14	6,046,268
34,217,000	2.2500%, 1/31/15	35,906,464
35,327,000	2.3750%, 2/28/15	37,264,333
28,985,000	2.5000%, 3/31/15	30,735,404
34,466,000	2.5000%, 4/30/15	36,539,337
4,094,000	2.1250%, 5/31/15	4,268,323
1,355,000	1.8750%, 6/30/15	1,396,286
1,705,000	1.7500%, 7/31/15	1,746,022
2,256,000	3.3750%, 11/15/19	2,430,312
29,525,000	3.6250%, 2/15/20	32,382,931
11,382,000	3.5000%, 5/15/20	12,354,820
390,000	2.6250%, 8/15/20	393,656
15,181,000	5.2500%, 2/15/29	19,184,989
3,011,000	4.3750%, 11/15/39	3,377,966
1,288,000	4.6250%, 2/15/40	1,504,948
896,000	4.3750%, 5/15/40	1,006,324
33,088,000	3.8750%, 8/15/40	34,204,720

Total U.S. Treasury Notes/Bonds (cost $581,905,065)		603,171,292

Short-Term Taxable Variable Rate Demand Note – 0.1%
5,375,000	State of California Build America Bonds – Variable Purpose, 7.5500% 4/1/39 (cost $5,948,888)	5,845,366

Money Market – 0.7%
41,082,839	Janus Cash Liquidity Fund LLC, 0% (cost $41,082,839)	41,082,839

Total Investments (total cost $5,337,721,291) – 99.1%		5,858,755,131

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		51,773,515

Net Assets – 100%		$5,910,528,646

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 21

Janus Balanced Fund

Schedule of Investments

As of September 30, 2010

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$41,117,370	0.7%
Belgium	9,501,127	0.2%
Bermuda	20,205,314	0.3%
Brazil	120,180,017	2.1%
Canada	207,637,241	3.5%
Cayman Islands	32,729,588	0.6%
Chile	2,414,765	0.0%
Germany	44,930,023	0.8%
Hong Kong	3,336,145	0.1%
India	28,381,806	0.5%
Luxembourg	30,811,495	0.5%
Mexico	13,254,320	0.2%
Switzerland	233,111,324	4.0%
United Kingdom	152,932,750	2.6%
United States††	4,918,211,846	83.9%

Total	$5,858,755,131	100.0%

††	Includes Cash Equivalents (83.2% excluding Cash Equivalents)

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
British Pound 11/18/10	13,310,000	$20,898,496	$(184,676)
Swiss Franc 11/18/10	25,600,000	26,071,572	(617,425)

		46,970,068	(802,101)

HSBC Securities (USA), Inc.:
British Pound 10/7/10	6,875,000	10,798,288	157,093
Swiss Franc 10/7/10	18,000,000	18,323,075	(1,009,556)

		29,121,363	(852,463)

JP Morgan Chase & Co.:
British Pound 11/10/10	7,500,000	11,776,777	77,198

		11,776,777	77,198

Total		$87,868,208	$(1,577,366)

See Notes to Schedules of Investments and Financial Statements.

22 | SEPTEMBER 30, 2010

Janus Contrarian Fund (unaudited)

Fund Snapshot
We believe a bottom-up process, focused on non-consensus, contrarian investment ideas will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify high-quality businesses, regardless of market capitalization or geography, and capitalize on asymmetrical risk/reward opportunities.
David Decker portfolio manager

Performance Overview

Thank you for your continued investment in Janus Contrarian Fund. During the fiscal year ended September 30, 2010, the Fund’s Class T Shares had a return of 19.81%, exceeding the 12.25% return of the S&P 500 Index, the Fund’s primary benchmark.

Though the period was in aggregate a strong one for equity returns, it was also marked by tremendous volatility. In May, 2010, the market suffered a severe correction as macro fears around the sovereign debt crisis overshadowed any signs of improvement in economic growth. Unfortunately, the issue of excessive leverage is not going away anytime soon. Peak debt and trough interest rates are a dangerous combination that unfortunately confront many countries in Europe, the U.S., and Japan. Though I expect markets to remain volatile, and would not be surprised to see a period of sub-par equity returns due to the combined effects of sluggish economic growth and debt reduction, I nonetheless believe that excellent investment opportunities are increasingly prevalent as investors shun equities as an asset class. In fact, the search for safety in yield, which has led to a massive shift in flows from equities into bonds, has resulted in exceptionally attractive dividend yields for equities. As I will discuss in greater detail, I would expect that strong total returns will come from high dividend yielding stocks as investors return to equities but demand a greater return of their capital through dividends.

Dividends

In last year’s letter I spent some time discussing themes I have been focusing on. To briefly refresh, the themes were 1) capitalizing on growing consumerism in Asia, 2) capitalizing on increasing demand for infrastructure in Asia, and 3) capitalizing on the opportunity for dividend yield compression to drive capital gains. The Fund continues to be positioned for these themes, which are in fact playing out. In this letter I would like to expand on the dividend theme, because it is becoming a much more important structural aspect of Janus Contrarian Fund and is actually providing an increasingly compelling global investment opportunity. As a shareholder or potential shareholder, you will likely see a growing portion of the total return of the Fund generated by dividends.

While yield in and of itself is rarely the only reason for inclusion in the portfolio, I firmly believe that yield will be a more important part of the total return of equities than has been the case for the last 30 years. For this reason, when looking for stocks that are materially undervalued, I am increasingly looking for a sizable dividend yield as well, which allows the portfolio to be paid while it waits for investor sentiment to turn. Given the size of some of the yield opportunities, the yield itself can provide an adequate total return, even before capital appreciation. A new holding, Telecom Italia, is an example of this. Although I believe it is materially undervalued and the opportunity for capital appreciation is significant, the Fund will generate close to a 5% annualized return simply waiting for the value to be recognized.

The total return of a stock is the capital gain of the stock itself combined with its dividend yield (if there is one). Over approximately the last 100 years, the average annual return of stocks has been around 7-8% and the dividend yield has represented almost half of that. This is important because if we are in fact entering a period of normal or even subnormal returns, the return of capital that comes through yield will become increasingly important. Why? Consider this. The total return of the S&P 500 Index in the last 10 years is roughly zero. However, a portfolio of 4% yielding stocks would have generated a 40% return without reinvestment over this period, meaning the portfolio could have suffered a 40% capital loss and not have lost money. The annual head start in total returns that dividends provide, combined with the compounding effect of their reinvestment, is glaringly obvious when capital gains in stocks are minimal or negative.

There is nothing new about dividends. They have always been part and parcel to a successful investing strategy. However, over the last 30 years, dividends have essentially fallen out of style, often losing out to share repurchases

Janus Growth & Core Funds | 23

Janus Contrarian Fund (unaudited)

Why? During the equity bull market of the 80’s, 90’s, and the middle of the 00’s, company managers were rewarded for growth in earnings per share, irrespective of the real economic impact of that decision. By reducing the shares, even when purchasing overvalued stock, earnings per share increased. This strategy continued at an increasing rate right up to the summer of 2007 when both the stock market and share repurchases in the U.S. reached a historic high. I find this statistic rather unsettling. How was it that company management, whose primary duty is to reinvest shareholder cash flow at the highest rate possible, collectively reinvested the most capital at the highest level for stock prices in history? The answer is that companies do not in fact have the best record of reinvesting cash flows at the highest rate of return, which is a very good reason why they should give it back to shareholders. The unfortunate consequence of this period has been billions of dollars of wasted shareholder value.

The net effect of this, as I highlighted in my letter of 2009, will be a demand for yield, thereby resulting in strong absolute returns for companies with a strong commitment to returning cash to shareholders through dividends. Importantly, this will result in yield being a more important factor in valuation than has been the case for the last few decades. The reason for this is when considering yield, one considers the yield in comparison to other alternative asset classes that generate a return of capital, such as bonds or real estate. There is a point where the yield is so attractive relative to the alternatives that it will act as a support for valuation. Furthermore, a very high yield can act as a catalyst for capital appreciation. This is what I refer to as yield compression. If a company’s fundamentals suggest a lower yield is warranted, the resulting impact is capital appreciation of the stock.

While return of capital through yield is an important way of returning cash to shareholders, there are occasions when a dividend is simply not appropriate, the most common being for companies that have excessive leverage. For heavily indebted companies, the best use of shareholder capital is to reduce debt, thereby strengthening the financial condition of the company. United Continental Holdings (formerly UAL Corp.), a very important contributor to the return of the Fund over the last year, is an example. United Continental has long teetered on the edge of financial solvency. Paying a dividend now would not in any way be the best way of returning cash to shareholders. For United Continental, reducing debt and minimizing or eliminating the risk of bankruptcy was by far the best form of increasing shareholder value. While I expect the dividend yield of Janus Contrarian Fund to grow, it will never be the case that all holdings in the portfolio will pay a dividend at any point in time. This is because some of the holdings in the Fund are in a turn-around mode.

What Worked and What Didn’t

During the period, the most important contributors to the Fund were United Continental, CB Richard Ellis, Kinder Morgan, and two Indian companies – JSW Steel, and ICICI Bank. The decision to own United Continental was based on the assumption that the market was pricing the risk of bankruptcy too high. Following the collapse of oil prices, we began to watch for an uptick in corporate travel, by far the most profitable form of travel. With United Continental leading the industry in capacity reduction and pricing for services once offered for free (baggage fees, as an example), we became not only confident that United Continental would avoid bankruptcy, but would in fact be surprisingly profitable. In fact, United Continental will likely earn this year roughly the amount that its shares were trading for just a year ago. CB Richard Ellis (CBG) is another company that was being priced for a high probability of bankruptcy. Though commercial real estate will take a long time to recover, transaction volumes, upon which CBG largely depends, have indeed begun to recover. Oftentimes investors will cast aside entire groups of companies if the industry is unfavorable. We believe this was the case with CBG, a high quality company serving a difficult industry. Kinder Morgan is one of the longest held positions in the portfolio and it continued to grow profitably and return cash to shareholders.

Longtime investors of the Fund know that India has always been an important investment theme. Following my most recent trip to India, it remains so. JSW Steel is one of the most rapidly growing steel manufacturers in the world and is moving to be one of the most profitable. ICICI Bank continued to grow its loan book and improve its profitability.

On the other side of the equation, the worst performing position was Mylan Labs, a generic pharmaceutical company. While it performed poorly during the period, I remain confident in its attractive valuation and opportunity to capitalize on the enormous number of pharmaceuticals becoming generic over the coming years. Assured Guaranty is another company that performed poorly during the period. Assured provides guarantee insurance for municipal bonds. Though there is no question that municipalities are feeling the effect of overspending early in the decade and are now faced with reduced tax receipts to service their obligations, our work suggests the market has over-reacted to the magnitude of the risk. For

24 | SEPTEMBER 30, 2010

(unaudited)

this reason, I remain comfortable with the position which I believe is substantially undervalued.

Derivatives

I wanted to speak briefly about the use of derivatives. Derivatives, primarily options, are used in the portfolio to generate income (through selling calls, and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy aided relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

The investing climate remains challenging and I fully expect that to continue. Following a multi-decade period of disinflation, many developed economies find themselves with high absolute leverage and, in my view, interest rates that are more likely to trend higher than lower. Unfortunately, peak debt and trough interest rates are a very dangerous combination because the debt a country can service is directly related to interest rates. To the degree they trend higher, the ability to service the debt goes down and forces de-levering. Add in the daunting financial obligations of the aging societies that characterize most of the Western world, and it is clear the coming decade could prove very economically challenging, likely leading to continued volatility in equity markets.

However, following a terrible decade for equity returns, many equities are now very attractively valued, particularly when comparing dividend yield to alternatives such as bonds. Equities are always riskier than bonds given their subordinate position in a company’s capital structure, but I believe there are many examples of high quality equities that actually offer better yield and less downside risk than bonds. This may seem counterintuitive, but as investors have poured into bonds due to their perceived “safety”, prices have actually been bid up (and yields bid down) to levels that leave little room for error. As a contrarian, when one side of the ship becomes crowded, I tend to find the other side offers a better risk- reward. In general, as more investors flood out of equities as an asset class, the more attractive their relative valuations become. For this reason, despite the uneven nature of the global economy, I believe investment opportunities remain abundant. Thank you again for your continued investment in Janus Contrarian Fund.

Janus Growth & Core Funds | 25

Janus Contrarian Fund (unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

UAL Corp.	2.79%
CB Richard Ellis Group, Inc. – Class A	2.09%
ICICI Bank, Ltd.	1.94%
Kinder Morgan Management LLC	1.73%
JSW Steel, Ltd.	1.57%

5 Bottom Performers – Holdings

Contribution

Mylan, Inc.	–0.82%
Peabody Energy Corp.	–0.56%
MGIC Investment Corp.	–0.41%
Assured Guaranty, Ltd.	–0.41%
Microsoft Corp.	–0.34%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	5.26%	31.27%	15.68%
Industrials	4.81%	9.58%	10.45%
Consumer Discretionary	3.34%	10.71%	10.04%
Materials	2.33%	8.09%	3.51%
Health Care	1.60%	10.47%	12.15%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–0.18%	5.60%	18.94%
Telecommunication Services	0.01%	0.95%	2.98%
Other**	0.07%	–3.55%	0.00%
Utilities	0.19%	5.60%	3.62%
Consumer Staples	0.86%	9.97%	11.42%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes (“GICS”), which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

26 | SEPTEMBER 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Kinder Morgan Management LLC Pipelines	6.0%
St. Joe Co. Real Estate Operating/Development	4.9%
JSW Steel, Ltd. Steel – Producers	4.7%
Newmont Mining Corp. Gold Mining	3.8%
Assured Guaranty, Ltd. Financial Guarantee Insurance	3.8%

23.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 25.0% of total net assets.

* Includes Cash and Cash Equivalents of (1.1)% and Securities Sold Short of (1.1)%

Top Country Allocations – Long Positions – (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

Janus Growth & Core Funds | 27

Janus Contrarian Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	19.61%	11.31%	2.95%	4.90%	5.58%	1.33%	1.23%
MOP	12.75%	4.88%	1.74%	4.28%	4.99%

Janus Contrarian Fund – Class C Shares
NAV	18.70%	10.45%	2.12%	4.11%	4.78%	2.28%	1.98%
CDSC	17.51%	9.35%	2.12%	4.11%	4.78%

Janus Contrarian Fund – Class D Shares(1)	19.90%	11.59%	3.14%	5.05%	5.73%	0.94%	0.94%

Janus Contrarian Fund – Class I Shares	19.90%	11.69%	3.13%	5.05%	5.73%	0.84%	0.84%

Janus Contrarian Fund – Class R Shares	19.19%	10.93%	2.46%	4.43%	5.10%	1.57%	1.57%

Janus Contrarian Fund – Class S Shares	19.52%	11.24%	2.74%	4.69%	5.36%	1.32%	1.32%

Janus Contrarian Fund – Class T Shares	19.81%	11.51%	3.13%	5.05%	5.73%	1.07%	1.07%

S&P 500® Index	12.25%	10.16%	0.64%	–0.43%	0.13%

Morgan Stanley Capital International All Country World IndexSM	10.12%	8.42%	2.39%	1.64%	1.25%

Lipper Quartile – Class T Shares	–	2nd	1st	1st	1st

Lipper Ranking – based on total return for Multi-Cap Core Funds	–	217/846	84/589	40/254	44/219

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

28 | SEPTEMBER 30, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund held approximately 21.7% of its investments in Indian securities as of September 30, 2010, and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Contrarian Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Contrarian Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Janus Growth & Core Funds | 29

Janus Contrarian Fund (unaudited)

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

30 | SEPTEMBER 30, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$978.30	$4.81

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$974.60	$8.81

Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$9.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$979.70	$3.97

Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$979.70	$3.62

Hypothetical (5% return before expenses)	$1,000.00	$1,021.41	$3.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$976.10	$6.94

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$977.60	$5.65

Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$979.00	$4.42

Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.46

†	Expenses are equal to the annualized expense ratio of 0.97% for Class A Shares, 1.78% for Class C Shares, 0.80% for Class D Shares, 0.73% for Class I Shares, 1.40% for Class R Shares, 1.14% for Class S Shares and 0.89% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

Janus Growth & Core Funds | 31

Janus Contrarian Fund

Schedule of Investments

As of September 30, 2010

Shares or Contract Amounts		Value

Common Stock – 101.8%
Airlines – 4.7%
1,616,590	Continental Airlines, Inc. – Class B*	$40,156,096
6,380,812	UAL Corp.	150,778,587
		190,934,683
Applications Software – 0.6%
936,805	Microsoft Corp.	22,942,354
Automotive – Cars and Light Trucks – 1.2%
1,980,205	Tata Motors, Ltd. (ADR)	50,515,030
Cable/Satellite TV – 2.6%
5,584,525	DISH Network Corp. – Class A*	106,999,499
Casino Services – 0.7%
2,005,265	International Game Technology	28,976,079
Commercial Banks – 4.6%
5,177,948	ICICI Bank, Ltd.**	128,117,000
772,204	ICICI Bank, Ltd. (ADR)	38,494,369
3,039,740	Yes Bank, Ltd.	23,657,069
		190,268,438
Consumer Products – Miscellaneous – 0.5%
7,715,275	Marico, Ltd.	21,871,630
Electric – Generation – 1.5%
12,481,587	NTPC, Ltd.	60,299,245
Electric – Transmission – 1.9%
32,210,129	Power Grid Corp. of India, Ltd.	76,306,801
Financial Guarantee Insurance – 4.3%
9,177,605	Assured Guaranty, Ltd.	157,028,821
2,338,357	Radian Group, Inc.	18,285,952
		175,314,773
Food – Dairy Products – 1.4%
786,688	Nestle India, Ltd.	59,198,935
Food – Miscellaneous/Diversified – 2.6%
1,982,038	Nestle S.A.	105,661,986
Food – Retail – 0.5%
3,093,872	Tesco PLC**	20,614,797
Forestry – 2.5%
1,795,675	Plum Creek Timber Co., Inc.**	63,387,328
1,142,535	Potlatch Corp.**	38,846,190
		102,233,518
Gold Mining – 3.8%
2,513,820	Newmont Mining Corp.**	157,893,034
Medical – Drugs – 5.4%
3,011,125	Bristol-Myers Squibb Co.	81,631,599
3,694,035	Forest Laboratories, Inc.*	114,256,502
1,390,400	GlaxoSmithKline PLC**	27,427,045
		223,315,146
Medical – Generic Drugs – 5.9%
7,346,380	Mylan, Inc.*,**	138,185,408
1,099,385	Perrigo Co.**	70,602,505
622,790	Teva Pharmaceutical S.P. (ADR)	32,852,173
		241,640,086
Metal Processors and Fabricators – 1.4%
6,906,937	Bharat Forge, Ltd.	55,480,873
Office Automation and Equipment – 1.6%
6,153,530	Xerox Corp.	63,689,036
Oil Companies – Exploration and Production – 1.6%
4,260,355	Denbury Resources, Inc.*	67,697,041
Paper and Related Products – 1.1%
7,025,420	Boise, Inc.* ,£	45,594,976
Pharmacy Services – 1.5%
1,304,100	Express Scripts, Inc. – Class A*	63,509,670
Pipelines – 7.6%
4,064,214	Kinder Morgan Management LLC*,**	244,868,893
1,085,015	Plains All American Pipeline L.P.	68,258,293
		313,127,186
Real Estate Management/Services – 3.4%
7,558,580	CB Richard Ellis Group, Inc. – Class A*,**	138,170,842
203,985	Future Mall Management, Ltd.	0
		138,170,842
Real Estate Operating/Development – 9.3%
5,490,120	DB Realty, Ltd.*	49,701,655
26,693,000	Hang Lung Properties, Ltd.	130,184,839
8,133,957	St. Joe Co.*,** ,£	202,291,510
		382,178,004
REIT – Mortgage – 0.1%
2,117,228	Gramercy Capital Corp.*	2,942,947
REIT – Warehouse/Industrial – 1.8%
6,290,065	ProLogis	74,096,966
Resorts and Theme Parks – 2.7%
2,970,340	Vail Resorts, Inc.* ,£	111,447,157
Retail – Apparel and Shoe – 2.5%
433,800	Fast Retailing Co., Ltd.	61,128,308
2,228,370	Gap, Inc.**	41,536,817
		102,665,125
Retail – Major Department Stores – 1.0%
3,697,469	Pantaloon Retail India, Ltd.	39,800,475
382,259	Pantaloon Retail India, Ltd. – Class B	3,204,155
		43,004,630
Semiconductor Components/Integrated Circuits – 2.0%
8,215,845	Taiwan Semiconductor Manufacturing Co., Ltd.	83,308,668
Steel – Producers – 7.9%
607,385	ArcelorMittal	20,031,557
7,090,612	Jindal Steel & Power, Ltd.	111,666,755
6,468,950	JSW Steel, Ltd.	191,720,572
		323,418,884
Telephone – Integrated – 4.6%
2,932,422	Freenet A.G.	34,477,719
111,912,716	Telecom Italia S.P.A.	156,199,296
		190,677,015
Transportation – Railroad – 3.6%
1,870,845	CSX Corp.**	103,495,146
744,010	Norfolk Southern Corp.	44,276,035
		147,771,181
Water – 0.8%
1,445,965	American Water Works Co., Inc.	33,647,606

See Notes to Schedules of Investments and Financial Statements.

32 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares or Contract Amounts		Value

Wireless Equipment – 2.6%
12,415,340	Motorola, Inc.*	$105,902,850

Total Common Stock (cost $3,838,499,645)		4,183,316,691

Purchased Options – Calls – 0.4%
3,939	Delta Air Lines expires January 2011 exercise price $12.50	357,430
46,287	Delta Air Lines expires January 2011 exercise price $12.50	4,172,255
10,944	Ford Motor Co. expires December 2010 exercise price $13.00	549,792
35,890	Ford Motor Co. expires December 2010 exercise price $13.00	1,783,632
60,835	Ford Motor Co. expires December 2010 exercise price $13.00	3,023,329
1,661,102,620	Kospi 200 Index expires December 2010 exercise price 254.00 KRW	5,056,396

Total Purchased Options – Calls (premiums paid $17,518,534)		14,942,834

Purchased Options – Puts – 0%
6,518	SPDR Gold Trust (ETF) expires October 2010 exercise price $106.00 (premiums paid $1,062,434)**	998

Total Investments (total cost $3,857,080,613) – 102.2%		4,198,260,523

Securities Sold Short – (1.1)%
Electronic Components – Semiconductors – (0.9)%
704,550	Cree, Inc.*	(38,250,020)
Schools – (0.2)%
122,920	ITT Educational Services, Inc.*	(8,637,588)

Total Securities Sold Short (proceeds $49,642,525)		(46,887,608)

Cash, Receivables and Other Assets, net of Liabilities** – (1.1)%		(42,654,627)

Net Assets – 100%		$4,108,718,288

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$157,028,822	3.7%
Germany	34,477,719	0.8%
Hong Kong	130,184,840	3.1%
India	910,037,347	21.7%
Israel	32,852,172	0.8%
Italy	156,196,512	3.7%
Japan	61,128,308	1.5%
Luxembourg	20,031,557	0.5%
Switzerland	105,661,986	2.5%
Taiwan	83,308,668	2.0%
United Kingdom	48,041,842	1.1%
United States	2,459,310,750	58.6%

Total	$4,198,260,523	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(46,887,608)	100.0%

Total	$(46,887,608)	100.0%

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
British Pound 11/18/10	16,100,000	$25,279,173	$(128,327)

		25,279,173	(128,327)

HSBC Securities (USA), Inc.:
British Pound 10/7/10	7,986,500	12,544,077	182,491

		12,544,077	182,491

JP Morgan Chase & Co.:
British Pound 11/10/10	17,180,000	26,976,671	78,034

		26,976,671	78,034

Total		$64,799,921	$132,198

Schedule of Written Options – Calls	Value

CSX Corp. expires October 2010 3,740 contracts exercise price $57.50	$(203,514)
ICICI Bank Ltd. expires October 2010 2,575 contracts exercise price $44.00	(1,528,496)
Mylan, Inc. expires October 2010 14,690 contracts exercise price $18.00	(1,474,109)
Perrigo Co. expires October 2010 3,664 contracts exercise price $70.00	(62,251)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 33

Janus Contrarian Fund

Schedule of Investments

As of September 30, 2010

Value

Potlatch Corp. expires November 2010 4,848 contracts exercise price $40.00	$(35,114)

Total Written Options – Calls
(premiums received $1,744,037)	$(3,303,484)

Schedule of Written Options – Puts
Bank of America Corp. expires January 2011 16,570 contracts exercise price $15.00	$(3,831,301)
Delta Air Lines, Inc. expires January 2011 3,939 contracts exercise price $9.00	(157,283)
Delta Air Lines, Inc. expires January 2011 46,287 contracts exercise price $9.00	(1,827,489)
Delta Air Lines, Inc. expires January 2011 3,939 contracts exercise price $10.00	(252,818)
Delta Air Lines, Inc. expires January 2011 46,287 contracts exercise price $10.00	$(2,945,913)
Gap, Inc. expires October 2010 21,220 contracts exercise price $19.00	(1,470,209)
Perrigo Co. expires October 2010 4,650 contracts exercise price $65.00	(1,009,227)
Potlatch Corp. expires November 2010 2,909 contracts exercise price $30.00	(145,236)
SPDR Gold Trust expires October 2010 6,518 contracts exercise price $97.00	(108)

Total Written Options – Puts
(premiums received $14,990,770)	$(11,639,584)

Total Return Swaps outstanding at September 30, 2010

	Notional	Return Paid	Return Received	Termination	Unrealized
Counterparty	Amount	by the Fund	by the Fund	Date	Depreciation

Morgan Stanley	$(60,876,306)	Hon Hai Precision Industries	Fed Funds Effective minus 50 basis points	9/7/12	$(5,957,543)

Total					$(5,957,543)

See Notes to Schedules of Investments and Financial Statements.

34 | SEPTEMBER 30, 2010

Janus Enterprise Fund (unaudited)

Fund Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the 11 months ended September 30, 2010, Janus Enterprise Fund’s Class T Shares returned 23.02%. Meanwhile, the Fund’s benchmark, the Russell Midcap Growth Index, returned 23.21%.

Economic Overview

U.S. equities recorded strong gains during the 11-month period ended September 30, 2010. A continuation of the U.S. Federal Reserve’s accommodative monetary policy and upbeat economic news paced strong returns during the first half of the period. After reaching its highest level since August of 2008 in late April, the Russell Midcap Growth Index dipped to its lowest level since February in June. Concerns over sovereign debt contagion in Europe, austerity measures that could slow global growth and deteriorating data in U.S. housing, jobs and consumer confidence weighed on investor sentiment. However, the Index rebounded strongly later in the period on modestly improving economic data, indicating the economic recovery continued.

Asset Class Overview

Small- and mid-cap stocks significantly outperformed large caps during the period with mid-cap growth stocks performing similarly with value. Within the Russell Midcap Growth Index, telecommunications, consumer discretionary and information technology were the best performing sectors, while utilities, energy and financials were relative underperformers.

Strategy Overview

Correlations between stocks remained elevated during the period as investors appeared focused on asset classes, rather than individual stocks. In such an environment, distinguishing ourselves through stock picking is challenging. Therefore, we continued to reduce the Fund’s number of holdings without significantly changing the risk profile of the Fund in an attempt to better emphasize the names in which we have the highest conviction.

We also believe valuations between growth and value stocks are historically narrow, which should make faster growing companies selling at minimum or zero premiums to the overall market a logical focus for investors. In addition, small-cap stocks were trading at historically higher levels relative to large caps. These trends make us comfortable holding names believed to be higher quality, mid-cap companies with growth potential having a bias to the larger end of our market capitalization range.

Within the Fund, we were overweight in information technology, particularly electronic equipment and semiconductors with holdings such as Atmel Corp. and ARM Holdings PLC. Our positioning does not reflect a bullish bet on the technology hardware cycle, but rather our view that consumer hardware remains a growth industry driven by innovation, increased electronic content and the emergence of a semiconductor consumer in Asia. At period end, we felt many of the companies have competitive advantages that were ignored by the market. Finally, while many serve volatile end markets, we believe their strong balance sheets with high cash balances may help them weather challenging times. We were also overweight in health care, because there are drug companies and medical device makers that we believe exhibit healthy secular growth dynamics without the patent risk that large-cap pharmaceuticals face.

Our holdings and underweight in consumer discretionary were the largest detractors relative to the index during the period followed by our holdings in health care. Individual detractors included Ultra Petroleum Corp., which was negatively impacted by falling natural gas prices. We consider this energy company the lowest-cost producer of natural gas in the U.S., which is particularly critical in a time of low prices for the commodity.

Symantec Corp., a leading provider of computer security software, disappointed investors with somewhat lower-than-expected profit margins. We like the company’s competitive position and feel its new CEO will be able to

Janus Growth & Core Funds | 35

Janus Enterprise Fund (unaudited)

better monetize its intellectual property. The company’s valuation as of period end was also undemanding, in our opinion, relative to its prospects.

Online printing company VistaPrint N.V. also declined late in the period. The company saw a slowdown in its European market, which we attribute to the macroeconomic environment. We feel its competitive position is still strong and its addressable market remains large. We believe VistaPrint’s business model, which manages thousands of small-volume orders using high-volume printing presses, provides unusual scale and a competitive advantage.

Contributors included our holdings and overweight in telecommunications followed by our holdings in energy and materials. Among individual contributors, Atmel Corp. rose almost 114% during the period. The semiconductor company has benefited from a restructuring program and increased investment in its micro-controller business, which has performed well. In addition, the company’s touch platform has proved to be among the best for PC tablets, a new significant growth market within technology.

ARM Holdings PLC, the U.K.-based semiconductor intellectual property licensing company, saw its shares jump 154% during the period. The company has experienced increasing royalty revenues from the growth in smart phones and revenue licensing from semiconductor manufacturers. We believe ARM’s dominant market share in low-powered, mobile devices gives it a competitive advantage, as it is difficult for clients to change technology providers once a relationship has been established.

Wireless tower communications company Crown Castle International was also a key contributor, as it benefited from growing numbers of tenants on its towers. We think this could continue as wireless service providers work to upgrade their networks in order to meet growing demand for data transmission. We also believe Crown will be able to improve its free cash flow and generate strong returns on invested capital. Its predictable, long-term contract-driven revenue base remains attractive to us.

During the period, we initiated forward currency contracts in an attempt to mitigate some of the foreign exchange rate exposure. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

Outlook

Economic readings continued to be mixed. While the economy has been clearly growing, it has not grown as robustly as it has exiting other post-war recessions. Housing, whether measured by starts, inventory levels, or price, remained weak, and demand for consumer credit has been generally soft. However, emerging market economies continued to grow, driving demand for U.S. exports, and corporate balance sheets have been healthy and cash rich. As of the time of this writing, the U.S. Federal Reserve was considering a second round of quantitative easing in an attempt to lower long-term interest rates and trigger a self-sustaining economic expansion. The consequences of such activity on the inflation and growth rates are difficult to predict, given the lack of detail around the plan and the unique circumstances of our current macroeconomic situation.

Given the high level of uncertainty in the economy, the stock market has generally been reactive to the most recent macro data points. Many more stocks have been rising and falling together, with more consideration of the macroeconomic fundamentals than company-specific fundamentals in our view.

This has created a myopic market that appears more focused on equities as an asset class rather than on individual securities. Because equities have been trading with such a high degree of correlation, we believe individual stock opportunities have been overlooked. These high levels of correlation are, in our opinion, unlikely to persist when there is a greater degree of clarity in the macroeconomic outlook, whether that clarity is positive or negative. Once the outlook is clearer, investors can again focus on company-specific fundamentals.

One metric we consider is the spread in multiples between the 20% of stocks in the market with the highest growth rates and the 20% of stocks in the market with the lowest growth rates. All else equal, the stocks with the highest growth rates should trade at substantial multiple premiums to those with the lowest growth rate. In fact, in general, the multiples today, on forward earnings, have been nearly identical. If these growth companies have high and sustainable returns on capital, they should outperform lower growth, lower return businesses when purchased at nearly the same earnings multiple. Less correlation across the stock market is a key element to drive this outcome.

At Janus, while we operate with an awareness, appreciation, and opinion regarding the economy, we believe our strength is our ability to distinguish the securities we think will outperform over the long term. We believe by investing in high return growth companies at valuations that are very reasonable relative to lower growth, lower return companies, we should be able to deliver good risk-adjusted returns. The Janus research team is focused on finding those individual company opportunities.

Thank you for your investment in Janus Enterprise Fund.

36 | SEPTEMBER 30, 2010

(unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	2.40%
Crown Castle International Corp.	1.68%
ARM Holdings PLC	1.38%
Trimble Navigation, Ltd.	1.15%
Varian Medical Systems, Inc.	0.93%

5 Bottom Performers – Holdings

Contribution

Ultra Petroleum Corp. (U.S. Shares)	–0.31%
Symantec Corp.	–0.28%
VistaPrint N.V. (U.S. Shares)	–0.22%
Gilead Sciences, Inc.	–0.18%
Covidien PLC (U.S. Shares)	–0.18%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	8.23%	28.65%	23.67%
Industrials	5.27%	19.24%	15.08%
Health Care	2.93%	18.77%	13.54%
Telecommunication Services	2.39%	5.00%	1.35%
Financials	1.62%	7.99%	8.22%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.01%	0.02%	2.18%
Consumer Staples	0.33%	1.47%	6.78%
Energy	0.92%	6.68%	5.33%
Materials	1.26%	3.36%	5.42%
Consumer Discretionary	1.51%	8.82%	18.43%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 37

Janus Enterprise Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Crown Castle International Corp. Wireless Equipment	4.6%
Atmel Corp. Semiconductor Components/Integrated Circuits	3.8%
Li & Fung, Ltd. Distribution/Wholesale	2.9%
IHS, Inc. – Class A Computer Services	2.7%
Varian Medical Systems, Inc. Medical Products	2.6%

16.6%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

38 | SEPTEMBER 30, 2010

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	22.77%	18.63%	5.16%	–3.99%	9.50%	1.21%	1.15%
MOP	15.71%	11.82%	3.92%	–4.56%	9.14%

Janus Enterprise Fund – Class C Shares
NAV	21.93%	17.73%	4.31%	–4.67%	8.71%	2.39%	1.90%
CDSC	20.71%	16.56%	4.31%	–4.67%	8.71%

Janus Enterprise Fund – Class D Shares(1)	23.09%	18.94%	5.26%	–3.91%	9.56%	0.90%	0.90%

Janus Enterprise Fund – Class I Shares	23.21%	19.10%	5.25%	–3.92%	9.55%	0.82%	0.82%

Janus Enterprise Fund – Class R Shares	22.42%	18.24%	4.71%	–4.36%	9.09%	1.57%	1.57%

Janus Enterprise Fund – Class S Shares	22.71%	18.52%	4.98%	–4.15%	9.34%	1.31%	1.31%

Janus Enterprise Fund – Class T Shares	23.02%	18.88%	5.25%	–3.92%	9.55%	1.03%	1.03%

Russell Midcap® Growth Index	23.21%	18.27%	2.86%	–0.88%	8.66%

Lipper Quartile – Class T Shares	–	2nd	1st	4th	2nd

Lipper Ranking – based on total return for Mid-Cap Growth Funds	–	129/419	48/316	151/178	13/30

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Growth & Core Funds | 39

Janus Enterprise Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Enterprise Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Enterprise Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

40 | SEPTEMBER 30, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,047.60	$6.31

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,044.10	$9.89

Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,049.60	$4.57

Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,050.10	$3.85

Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,046.60	$7.54

Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,047.90	$6.26

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,049.00	$4.93

Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.81

†	Expenses are equal to the annualized expense ratio of 1.23% for Class A Shares, 1.93% for Class C Shares, 0.89% for Class D Shares, 0.75% for Class I Shares, 1.47% for Class R Shares, 1.22% for Class S Shares and 0.96% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

Janus Growth & Core Funds | 41

Janus Enterprise Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 98.3%
Advertising Sales – 1.7%
1,278,427	Lamar Advertising Co. – Class A*	$40,679,547
Aerospace and Defense – 0.8%
317,800	TransDigm Group, Inc.*	19,719,490
Agricultural Chemicals – 2.1%
345,335	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	49,742,053
Airlines – 1.4%
1,131,226	Ryanair Holdings PLC (ADR)*,**	34,853,073
Auction House – Art Dealer – 1.3%
1,516,560	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	31,498,951
Commercial Services – 0.6%
304,790	CoStar Group, Inc.*	14,846,321
Commercial Services – Finance – 4.4%
798,707	Global Payments, Inc.	34,256,543
411,733	Paychex, Inc.	11,318,540
2,138,345	Verisk Analytics, Inc.*	59,895,043
		105,470,126
Computer Aided Design – 0.4%
209,160	ANSYS, Inc.*	8,837,010
Computer Services – 2.7%
971,380	IHS, Inc. – Class A*	66,053,840
Computers – 1.7%
146,194	Apple, Inc.*	41,482,547
Consulting Services – 1.2%
967,237	Gartner, Inc.*	28,475,457
Containers – Metal and Glass – 0.9%
362,720	Ball Corp.	21,346,072
Decision Support Software – 2.4%
1,749,187	MSCI, Inc.*	58,090,500
Diagnostic Equipment – 0.8%
402,773	Gen-Probe, Inc.*	19,518,380
Diagnostic Kits – 0.5%
204,480	Idexx Laboratories, Inc.*	12,620,506
Distribution/Wholesale – 4.9%
624,620	Fastenal Co.	33,223,537
12,456,695	Li & Fung, Ltd.	69,725,749
126,060	W.W. Grainger, Inc.	15,015,007
		117,964,293
Educational Software – 0.7%
436,915	Blackboard, Inc.*	15,746,417
Electric Products – Miscellaneous – 1.0%
516,284	AMETEK, Inc.	24,662,887
Electronic Components – Miscellaneous – 2.6%
2,736,358	Flextronics International, Ltd.*	16,527,602
1,559,185	Tyco Electronics, Ltd. (U.S. Shares)	45,559,386
		62,086,988
Electronic Components – Semiconductors – 2.8%
5,733,140	ARM Holdings PLC	35,732,944
4,292,009	ON Semiconductor Corp.*	30,945,385
		66,678,329
Electronic Connectors – 2.4%
1,159,250	Amphenol Corp. – Class A	56,780,065
Electronic Measuring Instruments – 2.0%
1,402,201	Trimble Navigation, Ltd.*	49,133,123
Entertainment Software – 0.7%
979,645	Electronic Arts, Inc.*	16,095,567
Fiduciary Banks – 0.6%
301,465	Northern Trust Corp.	14,542,672
Hazardous Waste Disposal – 0.5%
170,740	Stericycle, Inc.*	11,863,015
Instruments – Controls – 0.8%
162,355	Mettler-Toledo International, Inc.*	20,203,456
Instruments – Scientific – 2.0%
1,010,396	Thermo Fisher Scientific, Inc.*	48,377,760
Insurance Brokers – 0.7%
406,435	AON Corp.	15,895,673
Internet Security – 1.4%
2,265,745	Symantec Corp.*	34,371,352
Investment Management and Advisory Services – 2.6%
655,873	Eaton Vance Corp.	19,046,552
1,449,200	National Financial Partners Corp.*	18,361,364
512,390	T. Rowe Price Group, Inc.	25,652,805
		63,060,721
Machinery – General Industrial – 2.2%
827,840	Roper Industries, Inc.	53,958,611
Medical – Biomedical and Genetic – 4.4%
1,031,850	Celgene Corp.*,**	59,444,879
207,730	Genzyme Corp.*	14,705,207
547,177	Gilead Sciences, Inc.*	19,484,973
364,955	Vertex Pharmaceuticals, Inc.*	12,616,494
		106,251,553
Medical – Drugs – 1.5%
778,494	Biovail, Corp.*	19,501,275
229,320	Shire PLC (ADR)	15,428,650
		34,929,925
Medical Information Systems – 0.9%
628,630	athenahealth, Inc.*	20,757,363
Medical Instruments – 3.1%
1,387,330	St. Jude Medical, Inc.*	54,577,562
311,970	Techne Corp.	19,257,908
		73,835,470
Medical Products – 3.8%
499,005	Henry Schein, Inc.*	29,231,713
1,045,273	Varian Medical Systems, Inc.*	63,239,016
		92,470,729
Metal Processors and Fabricators – 1.5%
291,820	Precision Castparts Corp.	37,163,277
Networking Products – 1.2%
987,355	Juniper Networks, Inc.*	29,966,224
Oil Companies – Exploration and Production – 1.3%
718,669	Ultra Petroleum Corp. (U.S. Shares)*	30,169,725
Oil Field Machinery and Equipment – 1.4%
943,945	Dresser-Rand Group, Inc.*	34,822,131

See Notes to Schedules of Investments and Financial Statements.

42 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares		Value

Pipelines – 2.3%
729,747	Energy Transfer Equity L.P.	$27,088,209
467,293	Kinder Morgan Management LLC*	28,154,403
		55,242,612
Printing – Commercial – 1.7%
1,075,809	VistaPrint N.V. (U.S. Shares)*,**	41,580,018
Reinsurance – 0.7%
189,970	Berkshire Hathaway, Inc. – Class B*	15,706,720
Retail – Apparel and Shoe – 0.6%
1,016,160	American Eagle Outfitters, Inc.	15,201,754
Retail – Automobile – 0.7%
532,755	Copart, Inc.*	17,564,932
Retail – Bedding – 0.6%
356,198	Bed Bath & Beyond, Inc.*	15,462,555
Retail – Office Supplies – 0.7%
816,827	Staples, Inc.	17,088,021
Retail – Regional Department Stores – 0.8%
345,455	Kohl’s Corp.*	18,198,569
Semiconductor Components/Integrated Circuits – 3.8%
11,522,822	Atmel Corp.*	91,721,663
Semiconductor Equipment – 2.2%
1,517,139	KLA-Tencor Corp.	53,448,807
Telecommunication Equipment – Fiber Optics – 0.7%
923,300	Corning, Inc.	16,877,924
Telecommunication Services – 1.5%
1,273,619	Amdocs, Ltd. (U.S. Shares)*	36,501,921
Transactional Software – 0.9%
480,651	Solera Holdings, Inc.	21,225,548
Transportation – Railroad – 0.6%
232,605	Canadian National Railway Co. (U.S. Shares)	14,891,372
Transportation – Services – 2.7%
562,730	C.H. Robinson Worldwide, Inc.	39,346,081
548,995	Expeditors International of Washington, Inc.	25,380,039
		64,726,120
Transportation – Truck – 1.0%
597,825	Landstar System, Inc.	23,088,002
Vitamins and Nutrition Products – 0.9%
380,809	Mead Johnson Nutrition Co. – Class A	21,671,840
Web Hosting/Design – 1.4%
330,376	Equinix, Inc.*	33,813,984
Wireless Equipment – 4.6%
2,533,278	Crown Castle International Corp.*	111,844,224

Total Common Stock (cost $1,858,062,701)		2,370,877,785

Money Market – 1.2%
29,411,000	Janus Cash Liquidity Fund LLC, 0% (cost $29,411,000)	29,411,000

Total Investments (total cost $1,887,473,701) – 99.5%		2,400,288,785

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		12,916,305

Net Assets – 100%		$2,413,205,090

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$69,725,749	2.9%
Canada	145,803,376	6.1%
Guernsey	36,501,920	1.5%
Ireland	34,853,073	1.5%
Jersey	15,428,650	0.6%
Netherlands	41,580,018	1.7%
Singapore	16,527,602	0.7%
Switzerland	45,559,386	1.9%
United Kingdom	35,732,944	1.5%
United States††	1,958,576,067	81.6%

Total	$2,400,288,785	100.0%

††	Includes Cash Equivalents (80.4% excluding Cash Equivalents)

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S.$	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
Euro 11/18/10	9,200,000	$12,535,544	$(525,588)

		12,535,544	(525,588)

HSBC Securities (USA), Inc.:
Euro 10/7/10	6,591,250	8,984,333	(259,166)

		8,984,333	(259,166)

JP Morgan Chase & Co.:
Euro 11/10/10	7,600,000	10,356,267	4,813

		10,356,267	4,813

Total		$31,876,144	$(779,941)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 43

Janus Forty Fund (unaudited)

Fund Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies we believe have large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the twelve-month period ended September 30, 2010, the Fund’s Class S Shares returned 1.43% versus a return of 12.65% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 10.16% over the same period. This underperformance was largely driven by weak performing selections within financials and industrials. Our holdings in health care and consumer discretionary also detracted from relative results. In terms of contributors, our stock selection in materials and an overweight in telecommunication services aided comparable returns, as did our underweight in energy.

Portfolio Manager Comments

Uncertainty over the U.S. and global economies drove market volatility during the period as the influence of macroeconomic factors continued to outweigh individual company performance and overall better-than-expected earnings releases. Despite the volatility, U.S. equity markets and the Fund turned in gains during the period. Concerns over the health of the U.S. and global economies, along with the resulting elevated correlations across stock prices remain a dominant theme in the market and have somewhat handicapped the Fund’s relative performance over the year in our view. In addition, large sums of money still sit on the sidelines or in U.S. Treasuries and other fixed income investments. We think strong money flows into fixed income assets over the past several months and the overall hesitation of investors to move into equities have contributed to a difficult market for large-cap equities overall.

We continue to believe the individual businesses we own are executing very well as evidenced by strong free cash flows and growing customer bases. For instance, many of our holdings continued to gain market share, demonstrate pricing power and generate high free cash flows. But their valuations have not followed this strong performance. In fact, reactions have been somewhat asymmetric. Companies that beat expectations across the board saw their stocks rise only a few points, while firms that missed the consensus earnings numbers witnessed relatively sharp declines in their stock prices. We think this reflects risk aversion more so than it reveals a healthy spirit of skepticism and that over time, stock prices of our holdings will more closely reflect the long-term cash flow streams and performance of the underlying businesses, which we think will continue to improve.

While we are disappointed that the market has not rewarded our holdings for recent strong operating results, we do not focus on short-term results. Our investment philosophy is to invest with conviction in companies that we believe have a multiyear opportunity to grow the value of their enterprises. We do this by focusing on how companies are executing against their long-term strategies. We believe investing with this approach is the best strategy for generating long-term returns for our investors. Despite short-term periods of irrationality, over the long term, stocks tend to move in line with the cash flow generation and strategic execution of businesses.

Global companies positioned to benefit from growth in emerging markets, particularly in Asia, remain attractive to us. Some of these include financial services firms, mining companies and consumer product companies. Concerns over financial regulations and reforms and a flattening yield curve have continued to weigh on brokerage companies, such as Charles Schwab, and banks, like Bank of America. While the environment has been somewhat difficult and uncertain for these companies, we believe that these, and our other holdings within the space, are well capitalized and have strong franchises with a history of generating good returns. We believe the market is wrongly discounting the current interest rate and regulatory environment into perpetuity. Companies with differentiated brands, pricing power and a strong and growing market presence, such as Apple and Anheuser-Busch InBev, continued to be top holdings within the portfolio through period end. Anheuser-Busch InBev has been able to raise its prices, improve its free cash flows and pay down debt, while Apple continued its growth, particularly abroad. Crown Castle International has seen

44 | SEPTEMBER 30, 2010

(unaudited)

demand for space on its towers rise amid growing demand from wireless carriers to expand and improve network capacity. We remain focused on finding companies we believe have a competitive advantage and strong growth prospects over a multiyear period. We continuously and rigorously test our thesis against new data points and if appropriate, redeploy capital when we think a thesis has been violated. Exiting our long-term position in Research In Motion (RIM), which has been a winner for the Fund overall, is an example of this discipline. While we believe RIM could still be a big beneficiary of growing smart phone usage, we saw a more difficult pricing and competitive environment for the company and felt there were more appealing options elsewhere.

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the portfolio. During the period we sold put and call options on individual stocks we owned with the net effect on the Fund being slightly positive. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Stocks that Detracted from Performance

Wireless communication device maker RIM trended lower during the period amid disappointing results. As we mentioned above, we decided to sell our position in favor of more compelling opportunities that provide exposure to the trend in the mobile and wireless space.

Exposure to the euro and patent risks weighed on shares of Gilead Sciences during the period. We think this biotechnology company has attractive cash flows and growth potential. While we trimmed our exposure during the period, we have confidence in management’s ability to ensure profitability over the long term.

Bank of America (BAC), a bank and financial holding company and new position during the period, was another detractor amid continuing concerns over financial reform. We still believe the company has a dominant banking and brokerage franchise. While a lack of clarity surrounding capital requirements and the regulatory environment could continue to represent a headwind for BAC, we think the company is well capitalized with a strong low-cost deposit franchise and in a position to increase loan volume and generate strong returns from its brokerage operations.

Stocks that Contributed to Performance

Apple Inc. has been a long-term holding in the portfolio and remained a top position largely because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. The company continues to execute well in our view and may be in the early stages of its market share gains globally. We see Apple continuing to be a dominant player in the smart phone market; its hardware and software integration remains a key driver of its market share gains in the personal computing space.

Global brewer Anheuser-Busch InBev (ABI) remained a top holding through period end as well. We believe the company continues to execute well and has seen improving pricing power. We think ABI is well positioned and has a strong management team with a history of controlling costs and improving margins.

Oracle Corp., an enterprise software company, remains an attractive holding to us because of its recurring maintenance contracts, dominant market share and pricing power. We believe this combination positions it to do well in a variety of economic environments.

Outlook

Looking ahead, our economic outlook has not changed. We do not expect the U.S. economy to slip into a “double-dip” recession, but we do not see strong economic growth either. Emerging markets are likely to be key drivers of global growth over the near term. It remains unclear to us when money flows could begin to move away from bonds and more towards equities. We think the strong rally in bonds, the resulting low yields and investors’ demand for higher returns make this transition inevitable, but timing remains uncertain. In the meantime, our main focus continues to be individual stock selection and finding companies that are gaining market share profitably. While a better economic backdrop would be a nice tailwind for our holdings, we continue to look for opportunities with company-specific drivers that suggest a long-term distinct competitive advantage, both in the U.S. and abroad.

Thank you for your investment in Janus Forty Fund. We look forward to reporting results in the future.

Janus Growth & Core Funds | 45

Janus Forty Fund (unaudited)

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	4.23%
Anheuser-Busch InBev N.V.	1.51%
Oracle Corp.	1.28%
Crown Castle International Corp.	0.73%
Limited Brands, Inc.	0.58%

5 Bottom Performers – Holdings

Contribution

Research In Motion, Ltd. (U.S. Shares)	–1.85%
Gilead Sciences, Inc.	–1.39%
Bank of America Corp.	–0.80%
Petroleo Brasileiro S.A. (ADR)	–0.70%
Yahoo!, Inc.	–0.64%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	3.37%	34.90%	32.17%
Consumer Staples	1.10%	11.69%	14.41%
Telecommunication Services	0.90%	2.96%	0.67%
Materials	0.56%	4.02%	4.13%
Consumer Discretionary	0.39%	7.05%	11.71%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	–1.51%	16.51%	4.99%
Energy	–0.82%	3.30%	5.69%
Industrials	–0.27%	2.64%	11.14%
Health Care	–0.23%	16.93%	14.40%
Utilities	0.00%	0.00%	0.69%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) or visit janus.com/advisor/mutual-funds.
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

46 | SEPTEMBER 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Apple, Inc. Computers	11.2%
Celgene Corp. Medical – Biomedical and Genetic	5.7%
Cisco Systems, Inc. Networking Products	5.0%
Oracle Corp. Enterprise Software/Services	4.8%
Anheuser-Busch InBev N.V. Brewery	4.6%

31.3%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 3.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of September 30, 2009

Janus Growth & Core Funds | 47

Janus Forty Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010					per the November 27, 2009 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	1.57%	3.68%	0.36%	9.53%	1.05%	1.05%
MOP	–4.26%	2.46%	–0.09%	9.16%

Janus Forty Fund – Class C Shares
NAV	0.85%	2.92%	–0.17%	9.01%	1.83%	1.80%
CDSC	–0.16%	2.92%	–0.17%	9.01%

Janus Forty Fund – Class I Shares	1.89%	3.46%	0.36%	9.53%	0.69%	0.69%

Janus Forty Fund – Class R Shares	1.18%	3.21%	0.12%	9.30%	1.43%	1.43%

Janus Forty Fund – Class S Shares	1.43%	3.46%	0.36%	9.53%	1.17%	1.17%

Janus Forty Fund – Class T Shares	1.69%	3.46%	0.36%	9.53%	0.93%	0.93%

Russell 1000® Growth Index	12.65%	2.06%	–3.44%	3.39%

S&P 500® Index	10.16%	0.64%	–0.43%	4.51%

Lipper Quartile – Class S Shares	4th	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	847/852	49/614	25/344	2/172

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

48 | SEPTEMBER 30, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class T Shares reflects estimated annualized expenses that the Fund share class expects to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser Forty Fund (the “JAD predecessor fund”) into Class A Shares of the Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to September 30, 2004 (prior to the reorganization). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class A Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of the Fund. Performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of Class C Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to September 30, 2002 (prior to the reorganization). The performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of Janus Forty Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class R Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of the JAD predecessor fund into Class R Shares of Janus Forty Fund. Performance shown for Class R Shares reflects the performance of the JAD predecessor fund’s Class R Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class R Shares, net of any fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2004, the performance shown

Janus Growth & Core Funds | 49

Janus Forty Fund (unaudited)

for Class R Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of Janus Forty Fund. Performance shown for Class S Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Forty Fund. Performance shown for Class T Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date — May 1, 1997

50 | SEPTEMBER 30, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$936.60	$5.24

Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$933.40	$8.63

Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$9.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$938.00	$3.98

Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$934.80	$7.23

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$935.80	$6.02

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$937.10	$5.05

Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.29

†	Expenses are equal to the annualized expense ratio of 1.08% for Class A Shares, 1.78% for Class C Shares, 0.82% for Class I Shares, 1.49% for Class R Shares, 1.24% for Class S Shares and 1.04% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 51

Janus Forty Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 93.7%
Agricultural Chemicals – 0.8%
224,392	Syngenta A.G.	$55,814,814
Automotive – Cars and Light Trucks – 2.7%
14,463,695	Ford Motor Co.*	177,035,627
Brewery – 4.6%
5,194,928	Anheuser-Busch InBev N.V.	305,168,930
1,579,816	Anheuser-Busch InBev N.V. – VVPR Strip*	6,460
		305,175,390
Cellular Telecommunications – 0.7%
899,230	America Movil S.A.B. de C.V. – Series L (ADR)	47,955,936
Chemicals – Diversified – 1.2%
5,385,265	Israel Chemicals, Ltd.	76,142,716
Commercial Banks – 2.0%
4,501,372	Standard Chartered PLC	129,331,913
Computers – 11.2%
2,603,298	Apple, Inc.*,**	738,685,808
Cosmetics and Toiletries – 1.3%
1,129,350	Colgate-Palmolive Co.	86,801,841
Diversified Banking Institutions – 6.5%
17,729,961	Bank of America Corp.**	232,439,788
468,420	Goldman Sachs Group, Inc.	67,724,164
3,482,230	JPMorgan Chase & Co.**	132,568,496
		432,732,448
E-Commerce/Services – 4.2%
11,430,442	eBay, Inc.*	278,902,785
Electric Products – Miscellaneous – 0.1%
46,196	LG Electronics, Inc.	3,894,025
Electronic Components – Miscellaneous – 1.9%
4,255,885	Tyco Electronics, Ltd. (U.S. Shares)	124,356,960
Electronic Connectors – 1.1%
1,541,950	Amphenol Corp. – Class A	75,524,711
Enterprise Software/Services – 4.8%
11,904,653	Oracle Corp.	319,639,933
Finance – Investment Bankers/Brokers – 1.8%
8,591,976	Charles Schwab Corp.	119,428,466
Finance – Other Services – 1.8%
449,756	CME Group, Inc.	117,138,950
Industrial Automation and Robotics – 0.6%
333,800	Fanuc, Ltd.	42,345,781
Life and Health Insurance – 2.4%
15,538,441	Prudential PLC	155,499,924
Medical – Biomedical and Genetic – 8.0%
6,534,544	Celgene Corp.*	376,455,080
3,108,033	Gilead Sciences, Inc.*	110,677,055
1,231,915	Vertex Pharmaceuticals, Inc.*	42,587,302
		529,719,437
Medical Instruments – 1.8%
424,451	Intuitive Surgical, Inc.*	120,433,727
Multi-Line Insurance – 1.9%
2,114,555	ACE, Ltd. (U.S. Shares)	123,172,829
Multimedia – 3.2%
16,235,990	News Corp. – Class A	212,042,029
Networking Products – 5.0%
15,254,907	Cisco Systems, Inc.*	334,082,463
Oil Companies – Integrated – 2.2%
3,633,935	BG Group PLC	63,889,618
2,225,393	Petroleo Brasileiro S.A. (ADR)	80,715,005
		144,604,623
Optical Supplies – 1.7%
692,573	Alcon, Inc. (U.S. Shares)	115,514,251
Real Estate Operating/Development – 1.0%
13,149,000	Hang Lung Properties, Ltd.	64,129,189
Retail – Apparel and Shoe – 2.6%
6,440,022	Limited Brands, Inc.	172,463,789
Retail – Drug Store – 2.4%
4,981,168	CVS Caremark Corp.	156,757,357
Soap and Cleaning Preparations – 1.0%
1,188,804	Reckitt Benckiser Group PLC	65,434,494
Transportation – Services – 3.0%
3,018,110	United Parcel Service, Inc. – Class B	201,277,756
Web Portals/Internet Service Providers – 7.7%
577,113	Google, Inc. – Class A*	303,440,244
14,513,687	Yahoo!, Inc.*	205,658,945
		509,099,189
Wireless Equipment – 2.5%
3,803,675	Crown Castle International Corp.*	167,932,251

Total Common Stock (cost $5,127,591,933)		6,203,071,412

Money Market – 7.8%
518,980,047	Janus Cash Liquidity Fund LLC, 0% (cost $518,980,047)	518,980,047

Total Investments (total cost $5,646,571,980) – 101.5%		6,722,051,459

Cash, Receivables and Other Assets, net of Liabilities** – (1.5)%		(97,298,541)

Net Assets – 100%		$6,624,752,918

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$305,175,390	4.5%
Brazil	80,715,004	1.2%
Hong Kong	64,129,189	1.0%
Israel	76,142,716	1.1%
Japan	42,345,781	0.6%
Mexico	47,955,936	0.7%
South Korea	3,894,025	0.1%
Switzerland	418,858,853	6.2%
United Kingdom	414,155,950	6.2%
United States††	5,268,678,615	78.4%

Total	$6,722,051,459	100.0%

††	Includes Cash Equivalents (70.7% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

52 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Schedule of Written Options – Calls	Value

Apple, Inc. expires January 2011 2,540 contracts exercise price $288.00	$(4,784,862)
Bank of America Corp. expires January 2011 17,299 contracts exercise price $18.00	(160,019)
JPMorgan Chase & Co. expires January 2011 3,397 contracts exercise price $46.00	(117,826)

Total Written Options – Calls
(premiums received $7,315,156)	$(5,062,707)

Schedule of Written Options – Puts
Apple, Inc. expires January 2011 2,540 contracts exercise price $192.00	$(339,184)
Bank of America Corp. expires January 2011 17,299 contracts exercise price $12.00	(1,165,669)
JPMorgan Chase & Co. expires January 2011 3,397 contracts exercise price $31.00	(289,813)

Total Written Options – Puts
(premiums received $5,667,298)	$(1,794,666)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 53

Janus Fund (unaudited)

Fund Snapshot
We seek to create a diversified portfolio of high quality large-cap growth companies with a strong emphasis on assessing an opportunity’s risk/reward and potential downside first. We look for durable franchises with consistent and growing free cash flows, high and improving returns on capital, diversified revenue streams and properly incentivized management teams.
Jonathan Coleman lead co-portfolio manager	Daniel Riff co-portfolio manager

Performance Review

For the eleven-month period ended September 30, 2010, Janus Fund’s Class T Shares returned 12.10%, underperforming its primary benchmark, the Russell 1000 Growth Index, which returned 14.20%. The Fund also underperformed its secondary benchmark, the S&P 500 Index, which returned 12.25%. The Fund underperformed its other benchmark, the Core Growth Index, an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000 Growth Index (50%) and the S&P 500 Index (50%), which returned 13.23% during the period. The underperformance came roughly equally from stock selection and sector weighting. Major detractors relative to the index were our substantial underweight in the consumer discretionary sector and some of our stock picks in financials and health care. An overweight in energy offset our relatively stronger performing holdings within the sector. Our holdings within telecommunications provided the largest boost to relative results during the period.

Portfolio Manager Comments

Stocks in the U.S. finished the volatile period with the S&P 500 Index turning in solid gains, including its best September performance since 1939. Economic data was mixed while corporate earnings continued to top expectations. Helping sentiment improve late in the period was some upbeat data on the economy. In this environment, mega-cap growth companies underperformed other asset classes with low double-digit returns. Despite the solid returns, U.S. equity markets remained relatively range bound. Correlations among stock prices remain relatively high and poor equity market returns over the last decade have helped to fuel the somewhat negative backdrop for stocks in general. More recently, we have seen little differentiation between the valuation premiums of growth and value stocks, a rare occurrence. And perhaps more telling of the mood of investors has been the little delineation between high and low quality stocks. We think this combination has been a key driver of the Fund’s recent underperformance. Historically, on average growth stocks have traded at a valuation premium over value stocks because of their faster growth. The narrowing of this premium in the current environment seems to suggest investors do not believe there will be much growth. We believe this is too pessimistic, especially for the stocks we own. We believe the current disconnect between the stock price of what we consider to be high quality companies and our estimate of their intrinsic values creates opportunities for long-term investors.

While the Fund posted solid returns, we were disappointed by its underperformance. We continue to believe that our fundamental stock picking process has identified very compelling companies with attractive risk/reward scenarios. For example, the top 25 positions in Janus Fund (which comprise about 65% of the assets) traded at meaningful discounts to the market at period end while offering faster earnings growth, higher returns on capital and better free cash flow yields in our view. As equity market correlations subside from near-record levels, we remain hopeful that the market will recognize good growth at attractive valuations and the reward from bottom up stock picking could be meaningful again. Until then, we will continue to search for well positioned companies with attractive valuations.

Based on our fundamental belief, we continue to focus on companies we believe have durable franchises with sustainable advantages, predictable and visible cash flow streams and operated by shareholder friendly management teams with the right incentives. Good companies are able to allocate capital prudently and protect their margin structures through an economic cycle. But those characteristics in a vacuum do not necessarily create an attractive investment opportunity. A good company becomes a good stock when there is a misunderstanding that causes the equity to be mispriced.

54 | SEPTEMBER 30, 2010

(unaudited)

These misunderstandings broadly fall into three categories for us:

1.) A lifecycle transition, when a company is pursuing a new strategy to boost value creation and the market has not yet priced that in,

2.) management quality and incentives, when a leadership team is able to consistently create value in unanticipated ways that the market misses, and

3.) short term noise, when the market is focused on a temporary hiccup that creates a buying opportunity for long-term investors.

Apple and Oracle fit into the first category and remained large holdings in the portfolio at period end. We also favor shareholder friendly management teams, like the one at Anheuser-Busch InBev (ABI), who we believe has historically allocated capital prudently and efficiently. We believe the incentive structure at ABI has created a culture dedicated to creating value in unanticipated ways.

Overall, corporate balance sheets are in great shape and companies were starting to do more with the large sums of cash sitting on their books. We continued to see a trend towards higher dividends, particularly among growth stocks, and greater merger & acquisitions activity (M&A), both of which we think are a positive for equity markets. Dividends may be primed to make a comeback in the minds of growth investors and management teams after a 20-year lull that saw share repurchases dominate thinking. And for good reason: dividends have a long history of making up a large portion of the total return for equities, particularly in range-bound markets. Not all dividends are created equal, however, as some companies are more efficient capital allocators and generate higher returns on that capital than others.

During the period, the Fund was long and short options on some individual stocks and indices. The objectives of the derivative strategies are to generate income for the Fund and reduce the impact of a potential downside move in the market. Derivatives added to the Fund’s performance moderately during the period. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Individual Detractors from Performance

Our weakest performers in the period were QUALCOMM, Baxter International, Gilead Sciences, Cisco Systems and Petroleo Brasileiro.

Qualcomm struggled as competition gained some modest ground in their chipset business and average selling prices of customer devices fell in their licensing business. Given the headwinds, we decided to exit the position. Baxter International underperformed as pricing pressures arose due to industry supply growth in their plasma protein franchise; a proposed merger between two industry participants which we believe would have resulted in a more rational supply/demand balance in the industry was denied by regulators. As a result, we exited that position.

Gilead Sciences faced investor doubts about their pipeline opportunities outside of the core HIV franchise. We continue to believe that Gilead’s HIV franchise has innovation opportunities, that the company will innovate in adjacent markets and that they will return capital to shareholders. Cisco Systems struggled as overall demand moderated following a rapid rebound off the depressed levels of 2008 and early 2009 and competitors gained share in a few niche areas. We continue to believe that the growth of mobile data will drive robust demand for network equipment and that Cisco will maintain a leading share of that profit pool. Finally, Petrobras was weak in front of a substantial capital raise tied to the next phase of its development effort in the deep waters offshore of Brazil whereby the Brazilian government transferred exploration assets to the company but also determined the price Petrobras would have to pay. We have exited that position to focus on oil and gas players with less government influence.

Individual Contributors to Performance

Our five top performers were Apple, Crown Castle International, Anheuser-Busch InBev, Oracle and EOG Resources.

Three of the top five contributors have been beneficiaries of explosive growth in digital data – Apple by providing the devices consumers prefer in communicating and consuming information, Crown Castle in providing the cell towers that mobile data travel over and Oracle in offering the databases, middleware and applications to keep track of the burgeoning information flow. Anheuser-Busch InBev, the Fund’s largest holding at period end, continued to execute on its U.S. integration, Brazilian growth strategy and brand building marketing push. Finally, EOG Resources, long perceived to be only a natural gas exploration and production company, has been moving quickly toward a 50/50 production profile between oil and gas, leveraging proprietary technology to tap horizontal oil from U.S. shale assets at unexpectedly high recovery rates.

Janus Growth & Core Funds | 55

Janus Fund (unaudited)

Outlook

The global economy still seems to be on a fragile footing in our opinion, with private sector deleveraging being more than offset by fiscal and monetary stimulus. We don’t share the market’s enthusiasm for nominal liquidity provided by quantitative easing and worry that nearly all countries are trying to export their way to growth at once. We believe this collection of global policy responses heightens long-term inflation risk, distorts the allocation of capital and increases trade tensions.

That said, at period end we were of the opinion that the companies in the portfolio had healthy balance sheets, lean cost structures and flexible strategies that could allow them to perform under a variety of macroeconomic outcomes. While there is no guaranteed performance outcome, in a sustained recovery, we believe the firms we favor have a greater chance of surprising on incremental margins and returns. In a plateau or even a double-dip, we feel they have the liquidity to take advantage of weaker competitors. In aggregate, our holdings, which have ranged between 60 and 80 stocks, present what we believe are the best risk/reward opportunities available in the large-cap growth investing universe.

Thank you for your investment in Janus Fund.

56 | SEPTEMBER 30, 2010

(unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.13%
Crown Castle International Corp.	1.78%
Anheuser-Busch InBev N.V.	1.43%
Oracle Corp.	0.76%
EOG Resources, Inc.	0.59%

5 Bottom Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (U.S. Shares)	–0.39%
Cisco Systems, Inc.	–0.33%
Gilead Sciences, Inc.	–0.28%
Baxter International, Inc.	–0.27%
QUALCOMM, Inc.	–0.22%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	3.75%	30.75%	32.18%
Industrials	2.65%	11.15%	11.23%
Consumer Staples	1.89%	13.36%	14.25%
Telecommunication Services	1.78%	4.42%	0.68%
Consumer Discretionary	1.21%	5.43%	11.83%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	0.01%	0.19%	0.66%
Financials	0.09%	8.05%	4.97%
Health Care	0.37%	12.54%	14.24%
Energy	0.38%	8.94%	5.81%
Materials	0.86%	5.17%	4.15%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus
Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 57

Janus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Anheuser-Busch InBev N.V. Brewery	5.6%
Crown Castle International Corp. Wireless Equipment	5.1%
Apple, Inc. Computers	5.0%
International Business Machines Corp. Computer Services	4.3%
Occidental Petroleum Corp. Oil Companies – Exploration and Production	3.9%

23.9%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 1.7% of total net assets.

*Includes Security Sold Short of (1.2)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

58 | SEPTEMBER 30, 2010

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Fund – Class A Shares
NAV	12.07%	9.20%	1.78%	–3.88%	12.28%	1.08%	1.04%
MOP	5.63%	2.92%	0.58%	–4.44%	12.12%

Janus Fund – Class C Shares
NAV	11.30%	8.39%	0.92%	–4.44%	11.67%	1.90%	1.79%
CDSC	10.18%	7.31%	0.92%	–4.44%	11.67%

Janus Fund – Class D Shares(1)	12.14%	9.31%	1.82%	–3.83%	12.31%	0.83%	0.83%

Janus Fund – Class I Shares	12.32%	9.49%	1.81%	–3.83%	12.31%	0.74%	0.74%

Janus Fund – Class R Shares	11.63%	8.72%	1.24%	–4.27%	11.93%	1.46%	1.46%

Janus Fund – Class S Shares	11.86%	8.95%	1.52%	–4.08%	12.12%	1.21%	1.21%

Janus Fund – Class T Shares	12.10%	9.27%	1.81%	–3.83%	12.31%	0.96%	0.96%

Russell 1000® Growth Index	14.20%	12.65%	2.06%	–3.44%	N/A**

S&P 500® Index	12.25%	10.16%	0.64%	–0.43%	9.99%

Core Growth Index	13.23%	11.41%	1.36%	–1.90%	N/A**

Lipper Quartile – Class T Shares	–	3rd	2nd	3rd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	518/852	179/614	234/344	3/16

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 59

Janus Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

60 | SEPTEMBER 30, 2010

(unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 5, 1970
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$989.30	$5.39

Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$985.90	$8.86

Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$9.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$989.70	$4.79

Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$990.40	$4.14

Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$987.40	$7.37

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.49

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$988.20	$6.58

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$989.70	$5.24

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32

†	Expenses are equal to the annualized expense ratio of 1.08% for Class A Shares, 1.78% for Class C Shares, 0.96% for Class D Shares, 0.83% for Class I Shares, 1.48% for Class R Shares, 1.32% for Class S Shares and 1.05% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

Janus Growth & Core Funds | 61

Janus Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 98.5%
Aerospace and Defense – 0.2%
437,765	Raytheon Co.	$20,010,238
Aerospace and Defense – Equipment – 0.5%
569,290	United Technologies Corp.	40,550,527
Agricultural Chemicals – 0.8%
1,040,017	Mosaic Co.	61,111,399
Beverages – Non-Alcoholic – 0.9%
2,352,185	Coca-Cola Enterprises, Inc.	72,917,735
Beverages – Wine and Spirits – 1.2%
5,729,741	Diageo PLC**	98,721,891
Brewery – 5.6%
7,694,955	Anheuser-Busch InBev N.V.**	452,029,591
10,131,582	Anheuser-Busch InBev N.V. – VVPR Strip*,**	41,431
		452,071,022
Casino Hotels – 0.9%
8,554,037	Crown, Ltd.**	69,352,024
Commercial Banks – 1.0%
3,169,532	ICICI Bank, Ltd.	78,423,138
Commercial Services – Finance – 1.3%
730,615	Global Payments, Inc.	31,336,077
1,396,875	Verisk Analytics, Inc.*	39,126,469
1,936,645	Western Union Co.	34,220,517
		104,683,063
Computer Services – 4.3%
2,598,234	International Business Machines Corp.**	348,527,109
Computers – 5.0%
1,443,583	Apple, Inc.*,**	409,616,676
Cosmetics and Toiletries – 1.3%
1,362,426	Colgate-Palmolive Co.	104,716,062
Diversified Banking Institutions – 2.9%
742,070	Goldman Sachs Group, Inc.	107,288,480
2,614,540	JPMorgan Chase & Co.	99,535,538
1,151,675	Morgan Stanley	28,423,339
		235,247,357
Diversified Operations – 4.1%
3,326,451	Danaher Corp.	135,087,175
972,596	Illinois Tool Works, Inc.	45,731,464
4,094,031	Tyco International, Ltd. (U.S. Shares)	150,373,759
		331,192,398
E-Commerce/Services – 3.5%
11,554,072	eBay, Inc.*	281,919,357
Electric Products – Miscellaneous – 1.2%
1,815,522	Emerson Electric Co.	95,605,389
Electronic Components – Miscellaneous – 0.5%
1,446,025	Tyco Electronics, Ltd. (U.S. Shares)	42,252,851
Electronic Components – Semiconductors – 1.1%
3,258,257	Texas Instruments, Inc.**	88,429,095
Electronic Connectors – 1.1%
1,836,249	Amphenol Corp. – Class A	89,939,476
Enterprise Software/Services – 3.4%
10,156,300	Oracle Corp.**	272,696,655
Finance – Other Services – 0.5%
163,895	CME Group, Inc.	42,686,453
Food – Miscellaneous/Diversified – 0.4%
981,085	General Mills, Inc.	35,848,846
Food – Retail – 0.5%
5,665,264	Tesco PLC**	37,748,254
Gold Mining – 1.8%
2,347,920	Newmont Mining Corp.	147,472,855
Industrial Gases – 1.5%
1,308,990	Praxair, Inc.	118,149,437
Investment Management and Advisory Services – 1.2%
1,960,061	T. Rowe Price Group, Inc.	98,130,454
Life and Health Insurance – 1.2%
1,096,330	AFLAC, Inc.	56,691,224
4,110,093	Prudential PLC**	41,131,485
		97,822,709
Medical – Biomedical and Genetic – 5.5%
4,836,857	Celgene Corp.*,**	278,651,332
1,085,865	Genzyme Corp.*	76,868,383
2,567,305	Gilead Sciences, Inc.*	91,421,731
		446,941,446
Medical – Drugs – 3.1%
1,559,390	Abbott Laboratories	81,462,534
6,402,710	Bristol-Myers Squibb Co.	173,577,468
		255,040,002
Medical – HMO – 0.4%
959,040	UnitedHealth Group, Inc.	33,671,894
Medical Instruments – 0.8%
1,586,858	St. Jude Medical, Inc.*	62,426,994
Medical Products – 2.0%
3,943,225	Covidien PLC (U.S. Shares)**	158,478,213
Metal Processors and Fabricators – 1.4%
875,640	Precision Castparts Corp.	111,512,754
Multimedia – 0.8%
2,039,750	Walt Disney Co.	67,536,123
Networking Products – 3.7%
13,542,100	Cisco Systems, Inc.*,**	296,571,990
Oil – Field Services – 0.4%
1,029,830	Halliburton Co.	34,056,478
Oil Companies – Exploration and Production – 7.4%
979,280	Apache Corp.**	95,734,413
2,061,061	EOG Resources, Inc.**	191,616,841
4,048,222	Occidental Petroleum Corp.**	316,975,782
		604,327,036
Pharmacy Services – 0.7%
1,015,005	Medco Health Solutions, Inc.*	52,841,160
Pipelines – 0.6%
1,304,154	Enterprise Products Partners L.P.	51,735,789
Retail – Apparel and Shoe – 0.9%
2,697,495	Limited Brands, Inc.	72,238,916
Retail – Building Products – 0.5%
1,370,017	Home Depot, Inc.	43,402,139
Retail – Drug Store – 1.3%
3,247,605	Walgreen Co.	108,794,768

See Notes to Schedules of Investments and Financial Statements.

62 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares		Value

Retail – Regional Department Stores – 0.6%
931,450	Kohl’s Corp.*	$49,068,786
Retail – Restaurants – 1.1%
1,172,340	McDonald’s Corp.	87,351,053
Semiconductor Components/Integrated Circuits – 2.2%
6,809,683	Marvell Technology Group, Ltd.*	119,237,549
31,220,539	Taiwan Semiconductor Manufacturing Co., Ltd.	61,952,271
		181,189,820
Steel – Producers – 1.0%
2,061,130	Nucor Corp.	78,735,166
Television – 1.1%
5,747,495	CBS Corp. – Class B	91,155,271
Tobacco – 1.6%
2,267,920	Philip Morris International, Inc.	127,048,878
Transportation – Railroad – 1.3%
1,652,785	Canadian National Railway Co. (U.S. Shares)	105,811,296
Transportation – Services – 3.0%
1,308,470	C.H. Robinson Worldwide, Inc.	91,488,222
1,575,901	Expeditors International of Washington, Inc.	72,853,903
476,030	FedEx Corp.	40,700,565
579,114	United Parcel Service, Inc. – Class B	38,621,113
		243,663,803
Web Portals/Internet Service Providers – 3.6%
350,130	Google, Inc. – Class A*	184,094,853
7,864,754	Yahoo!, Inc.*	111,443,564
		295,538,417
Wireless Equipment – 5.6%
9,343,147	Crown Castle International Corp.*,**	412,499,940
4,700,845	Motorola, Inc.*	40,098,208
		452,598,148

Total Common Stock (cost $6,344,520,724)		7,987,578,810

Money Market – 1.4%
114,919,600	Janus Cash Liquidity Fund LLC, 0% (cost $114,919,600)	114,919,600

Total Investments (total cost $6,459,440,324) – 99.9%		8,102,498,410

Security Sold Short – (1.2)%
Growth – Large Cap – (1.2)%
1,964,000	PowerShares QQQ Trust (ETF) (proceeds $90,498,005)	(96,393,120)

Cash, Receivables and Other Assets, net of Liabilities** – 1.3%		103,387,130

Net Assets – 100%		$8,109,492,420

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$69,352,024	0.8%
Belgium	452,071,022	5.6%
Bermuda	119,237,549	1.5%
Canada	105,811,296	1.3%
India	78,423,138	1.0%
Ireland	158,478,213	1.9%
Switzerland	192,626,609	2.4%
Taiwan	61,952,271	0.8%
United Kingdom	177,601,630	2.2%
United States††	6,686,944,658	82.5%

Total	$8,102,498,410	100.0%

††	Includes Cash Equivalents (81.1% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(96,393,120)	100.0%

Total	$(96,393,120)	100.0%

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
British Pound 11/18/10	21,260,000	$33,381,069	$(294,982)
Euro 11/18/10	8,140,000	11,091,232	(465,031)

		44,472,301	(760,013)

HSBC Securities (USA), Inc.:
British Pound 10/7/10	22,059,000	34,647,191	504,047
Euro 10/7/10	61,460,000	83,774,262	(2,796,376)

		118,421,453	(2,292,329)

JP Morgan Chase & Co.:
British Pound 11/10/10	30,980,000	48,645,942	318,878
Euro 11/10/10	64,700,000	88,164,537	40,974

		136,810,479	359,852

Total		$299,704,233	$(2,692,490)

Schedule of Written Options – Calls	Value

Apache Corp. expires October 2010 2,397 contracts exercise price $100.00	$(310,513)
Apple, Inc. expires January 2011 1,971 contracts exercise price $300.00	(2,718,379)
Celgene Corp. expires January 2011 6,307 contracts exercise price $62.50	(1,201,813)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 63

Janus Fund

Schedule of Investments

As of September 30, 2010

Value

Cisco Systems, Inc. expires January 2011 23,652 contracts exercise price $25.00	$(866,683)
EOG Resources, Inc. expires January 2011 3,754 contracts exercise price $105.00	(1,000,426)
Oracle Corp. expires January 2011 28,173 contracts exercise price $25.00	(8,040,216)
Texas Instruments, Inc. expires January 2011 7,167 contracts exercise price $27.50	(1,119,451)

Total Written Options – Calls
(premiums received $10,526,119)	$(15,257,481)

Schedule of Written Options – Puts
Adobe Systems, Inc. expires January 2011 16,200 contracts exercise price $25.00	$(2,347,667)
Altria Group, Inc. expires January 2011 21,028 contracts exercise price $19.00	(405,496)
Baxter International, Inc. expires January 2011 10,654 contracts exercise price $37.50	(410,704)
Bed Bath & Beyond expires January 2011 11,594 contracts exercise price $34.00	(740,746)
BlackRock, Inc. expires January 2011 3,073 contracts exercise price $130.00	$(707,170)
Cisco Systems, Inc. expires January 2011 35,830 contracts exercise price $19.00	(1,871,247)
Crown Castle International Corp. expires January 2011 11,263 contracts exercise price $35.00	(617,749)
Deere & Co. expires January 2011 6,720 contracts exercise price $60.00	(1,404,397)
EOG Resources, Inc. expires January 2011 6,279 contracts exercise price $75.00	(1,113,839)
KLA-Tencor Corp. expires January 2011 14,599 contracts exercise price $27.00	(949,390)
Monsanto Co. expires January 2011 8,380 contracts exercise price $47.50	(3,615,416)
Western Union Co. expires January 2011 27,555 contracts exercise price $14.50	(897,940)

Total Written Options – Puts
(premiums received $26,298,028)	$(15,081,761)

Dividend Swap outstanding as of September 30, 2010

	Notional	Return Paid	Return Received	Termination	Unrealized
Counterparty	Amount	by the Fund	by the Fund	Date	(Depreciation)

Goldman Sachs International	101,697,840 EUR	927,900 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	927,900 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point increase in the actual dividends from the Fixed Strike	12/28/12	$(505,930)

Total					$(505,930)

See Notes to Schedules of Investments and Financial Statements.

64 | SEPTEMBER 30, 2010

Janus Growth and Income Fund (unaudited)

Fund Snapshot
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable, sustainable earnings growth and high returns on capital.
Marc Pinto portfolio manager

Performance Overview

For the eleven-month period ended September 30, 2010, Janus Growth and Income Fund’s Class T Shares returned 8.79% as compared to a 12.25% return for the Fund’s primary benchmark, the S&P 500 Index, and a 14.20% return for it its secondary benchmark, the Russell 1000 Growth Index.

Portfolio Manager Comments

The past eleven months can be categorized by a strengthening corporate sector, uneven economic growth and elevated correlations across stocks and sectors. Volatility increased as investors balanced better-than-expected corporate profits with an uncertain economic environment. However, we saw some stability and signs of life in the corporate sector later in the period while consumer spending remained relatively soft. Corporate health remained strong and companies were starting to do a little more with the large sums of cash sitting on their balance sheets – like returning it to shareholders in the form of dividends and/or increasing capital expenditures. At the margin, economic data in the U.S. was a little more upbeat, mainly in the latter part of the period, but still somewhat weak in terms of where it usually is at this point in a typical economic recovery. The same can be said for Europe, which saw some better-than-expected improvements late in the period. While we were encouraged by the expanding business activity and a little more bullish on the economy, we still believe the U.S. and global economies face many challenges that are likely to result in more muted growth over the near term. Emerging markets are likely to be a leading source of this growth until more developed regions work through some of these challenges and as domestic demand for these developing countries matures. Although we did take a more cyclical stance in the portfolio later in the period, we still believe the challenging environment elevates the importance of finding efficient value-creating global businesses.

Our research and recent discussions with management teams pointed to a steady progression in business spending and orders for large U.S. multinational companies, leading us to lower our exposure in more defensive names and raise our exposure to companies in generally more cyclical industries, such as industrials. We also added to some consumer discretionary stocks in anticipation of a rebound in the consumer that may follow the increased business activity. Stocks in the U.S. finished the volatile period with solid gains, turning in their best September performance since 1939. Small- and mid-cap growth companies outperformed other asset classes during the eleven months. Large-cap or mega-cap stocks lagged during the period, which given the Fund’s large-cap growth tilt, played a role in its underperformance relative to the U.S. market.

We favored companies with a large emerging market presence as we believe these markets will see strong growth in per capita income and a maturing middle class over the long term. Our holdings in consumer staples and to some extent industrials fit this category quite well as a large portion of their revenue growth comes from developing countries. Mobility and growing demand for smart phones remained a theme in the portfolio and we have favored companies with exposure to different aspects of this trend, from manufacturers to semiconductors and service providers. Within financials, we continued to see healing in the financial system and were holding positions in firms we think will do well in a tighter regulatory environment, despite their recent underperformance. Banks continue to improve their capital structures and we feel that many of our holdings are well capitalized and could benefit from a recovery in the U.S. consumer.

Our more bullish stance towards the end of the period was predicated on improving macro data points and seeing an increase in business activity at the individual company level. We think the risk of a double-dip recession and a deflationary spiral are lower than they were earlier in the year, especially since the Federal Reserve has continued to indicate its willingness to do whatever it

Janus Growth & Core Funds | 65

Janus Growth and Income Fund (unaudited)

takes to fight deflation – even if it means sparking a little inflation. In terms of equities, we believe valuations were very reasonable at period end. Dividend and free cash flow yields on stocks were relatively attractive compared to U.S. Treasuries. In some cases, we have seen the dividend yield on a stock exceed the yield on the same company’s corporate debt. Because equity positions in companies generally offer growth opportunities, we think this makes a compelling case for owning stocks, particularly dividend payers. After what has been nearly 20 years of dividends taking a backseat to capital gains in the minds of most investors and given the potential for the challenging investment environment to linger, we believe dividends will return to play a more prominent role in the total returns provided by equities.

Detractors

A variety of issues from European sovereign debt exposure to a slumping consumer and uncertainty surrounding the impact of financial reform have weighed on shares of Morgan Stanley and Bank of America (BAC) over the last several months. We believe investment bank/brokerage firm Morgan Stanley has a very good wealth management business which will become an increasing percentage of the overall company’s earnings. We think BAC can work through the challenges resulting from a low interest rate environment and that it can continue to generate earnings and build capital. Ultimately, we expect BAC to be in a position to return capital to shareholders in the form of dividends and share repurchases.

Enterprise software company Cisco Systems declined during the period. The company continued to take market share in its core router and switching businesses as well as grow its presence in adjacent markets. As network traffic grows 50% per year, we believe Cisco’s revenue growth expectations of 12-17% are achievable. We view Cisco as a high quality, well managed company that has been gaining market share and whose share price does not reflect the company’s growth opportunity.

Contributors

Apple, Inc. was the top contributor amid continued market share gains in the personal computers, smart phones and other new product areas, namely the iPad. We believe the company continued to execute well amid positive product momentum and better-than-expected revenues. Apple’s stock price remained attractive to us given the company’s large cash position, strong and improving margins and long term earnings growth.

Oracle Corp., an enterprise software company, remains an attractive holding to us because of its recurring maintenance contracts, historically dominant market share and pricing power. When it comes to IT spending, Oracle’s products and services are generally the least discretionary item, or less prone to be cut by businesses.

Philip Morris International, a maker of tobacco products, was a top position in the Fund at period end. We like the company’s very attractive dividend yield, strong balance sheet and historic ability to generate free cash flows. We also think the company has pricing power and growth prospects through expansion in emerging markets.

Outlook

We remain committed to finding companies with strong free cash flows, improving margins and leaner capital structures. We like companies that run more efficiently because of the potential for them to generate higher free cash flows and earn greater returns on the capital deployed. We think this combination generally provides firms with the flexibility to return cash to shareholders, perhaps in the form of dividends, without sacrificing their growth prospects. With interest rates low and investors’ need for higher returns to meet their long-term savings goals, equities remain an appealing option in our view.

Derivatives

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Growth and Income Fund.

66 | SEPTEMBER 30, 2010

(unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Apple, Inc.	1.08%
Oracle Corp.	0.96%
Philip Morris International, Inc.	0.89%
DIRECTV – Class A	0.63%
NIKE, Inc. – Class B	0.62%

5 Bottom Performers – Equity Holdings

Contribution

Morgan Stanley	–0.83%
Bank of America Corp.	–0.64%
Cisco Systems, Inc.	–0.53%
Credit Suisse Group A.G. (ADR)	–0.43%
Research In Motion, Ltd. (U.S. Shares)	–0.43%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	3.09%	11.47%	10.04%
Information Technology	2.62%	21.35%	18.94%
Industrials	1.96%	7.41%	10.45%
Health Care	1.26%	14.21%	12.15%
Consumer Staples	1.18%	13.34%	11.42%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.05%	14.58%	15.69%
Utilities	0.00%	0.00%	3.62%
Telecommunication Services	0.08%	0.64%	2.98%
Energy	0.47%	12.67%	11.20%
Materials	0.59%	4.33%	3.51%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 67

Janus Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Philip Morris International, Inc. Tobacco	4.2%
International Business Machines Corp. Computer Services	3.2%
Cisco Systems, Inc. Networking Products	3.1%
Oracle Corp. Enterprise Software/Services	3.0%
Bank of America Corp. Diversified Banking Institutions	2.7%

16.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 3.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

68 | SEPTEMBER 30, 2010

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	8.68%	6.03%	–0.87%	–1.36%	9.73%	1.17%	0.99%
MOP	2.44%	–0.08%	–2.03%	–1.94%	9.39%

Janus Growth and Income Fund – Class C Shares
NAV	7.96%	5.25%	–1.68%	–2.09%	9.01%	2.09%	1.74%
CDSC	6.89%	4.20%	–1.68%	–2.09%	9.01%

Janus Growth and Income Fund – Class D Shares(1)	8.85%	6.16%	–0.76%	–1.27%	9.79%	0.83%	0.83%

Janus Growth and Income Fund – Class I Shares	9.00%	6.35%	–0.77%	–1.27%	9.78%	0.74%	0.74%

Janus Growth and Income Fund – Class R Shares	8.27%	5.56%	–1.34%	–1.79%	9.33%	1.46%	1.46%

Janus Growth and Income Fund – Class S Shares	8.49%	5.81%	–1.08%	–1.55%	9.56%	1.21%	1.21%

Janus Growth and Income Fund – Class T Shares	8.79%	6.11%	–0.77%	–1.27%	9.78%	0.96%	0.96%

S&P 500® Index	12.25%	10.16%	0.64%	–0.43%	8.19%

Russell 1000® Growth Index	14.20%	12.65%	2.06%	–3.44%	7.15%

Lipper Quartile – Class T Shares	–	4th	3rd	3rd	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	–	757/979	517/700	299/428	5/80

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Growth & Core Funds | 69

Janus Growth and Income Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Growth and Income Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Growth and Income Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

70 | SEPTEMBER 30, 2010

(unaudited)

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$972.50	$4.94

Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$969.20	$8.49

Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	$8.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$973.30	$4.16

Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$974.00	$3.61

Hypothetical (5% return before expenses)	$1,000.00	$1,021.41	$3.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$970.50	$7.06

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$971.90	$5.83

Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$972.90	$4.60

Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71

†	Expenses are equal to the annualized expense ratio of 1.00% for Class A Shares, 1.72% for Class C Shares, 0.84% for Class D Shares, 0.73% for Class I Shares, 1.43% for Class R Shares, 1.18% for Class S Shares and 0.93% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

Janus Growth & Core Funds | 71

Janus Growth and Income Fund

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Common Stock – 90.0%
Aerospace and Defense – 3.1%
1,115,965	Boeing Co.	$74,256,311
1,283,720	Empresa Brasileira de Aeronautica S.A. (ADR)	36,444,811
		110,701,122
Agricultural Chemicals – 2.2%
1,573,690	Syngenta A.G. (ADR)**	78,354,025
Airlines – 0.2%
504,913	Delta Air Lines, Inc.*	5,877,187
Athletic Footwear – 2.2%
962,930	NIKE, Inc. – Class B	77,169,210
Automotive – Cars and Light Trucks – 1.0%
542,600	Daimler A.G.*	34,346,580
Cable/Satellite TV – 1.4%
1,222,415	DIRECTV – Class A*	50,889,136
Casino Hotels – 0.4%
1,604,594	Crown, Ltd.	13,009,277
Commercial Banks – 1.1%
910,170	Itau Unibanco Holding S.A. (ADR)	22,007,910
554,238	Standard Chartered PLC**	15,924,181
		37,932,091
Commercial Services – Finance – 1.6%
744,355	Paychex, Inc.	20,462,319
2,066,895	Western Union Co.	36,522,035
		56,984,354
Computer Services – 3.2%
835,320	International Business Machines Corp.	112,049,825
Computers – 3.3%
240,938	Apple, Inc.*	68,366,157
1,036,075	Research In Motion, Ltd. (U.S. Shares)*	50,446,492
		118,812,649
Cosmetics and Toiletries – 2.6%
1,194,615	Colgate-Palmolive Co.	91,818,109
Diversified Banking Institutions – 5.9%
7,232,639	Bank of America Corp.	94,819,898
667,535	Credit Suisse Group A.G. (ADR)**	28,410,290
3,465,480	Morgan Stanley	85,528,046
		208,758,234
Diversified Operations – 1.6%
1,152,970	Danaher Corp.	46,822,111
19,329,275	Melco International Development, Ltd.*	9,841,458
		56,663,569
E-Commerce/Services – 2.1%
2,799,570	eBay, Inc.*	68,309,508
476,635	Liberty Media Corp. – Class A*	6,534,666
		74,844,174
Electric Products – Miscellaneous – 0.7%
500,000	Emerson Electric Co.	26,330,000
Electronic Components – Semiconductors – 1.1%
420,920	Broadcom Corp. – Class A	14,896,359
723,875	Microchip Technology, Inc.	22,765,869
		37,662,228
Electronic Connectors – 1.0%
723,345	Amphenol Corp. – Class A	35,429,438
Enterprise Software/Services – 3.0%
4,003,855	Oracle Corp.	107,503,507
Finance – Investment Bankers/Brokers – 0.7%
1,734,082	Charles Schwab Corp.	24,103,740
Finance – Other Services – 1.3%
1,601,789	NYSE Euronext	45,763,112
Food – Miscellaneous/Diversified – 1.1%
1,074,741	General Mills, Inc.	39,271,036
Food – Wholesale/Distribution – 0.7%
900,000	Sysco Corp.	25,668,000
Hotels and Motels – 0.8%
750,000	Marriott International, Inc. – Class A	26,872,500
Industrial Gases – 1.2%
460,375	Praxair, Inc.	41,553,448
Investment Management and Advisory Services – 0.9%
2,550,000	Blackstone Group L.P.	32,359,500
Life and Health Insurance – 0.7%
475,000	AFLAC, Inc.	24,562,250
Medical – Biomedical and Genetic – 2.6%
825,920	Celgene Corp.*	47,581,251
1,228,360	Gilead Sciences, Inc.*	43,741,900
		91,323,151
Medical – Drugs – 3.3%
763,615	Abbott Laboratories	39,891,248
2,816,335	Bristol-Myers Squibb Co.	76,350,841
		116,242,089
Medical Products – 2.6%
1,476,075	Johnson & Johnson	91,457,607
Metal – Copper – 1.0%
419,531	Freeport-McMoRan Copper & Gold, Inc. – Class B	35,823,752
Metal Processors and Fabricators – 1.1%
321,095	Precision Castparts Corp.	40,891,448
Networking Products – 3.1%
5,009,160	Cisco Systems, Inc.*	109,700,604
Oil Companies – Exploration and Production – 5.1%
1,828,673	EnCana Corp. (U.S. Shares)	55,280,785
477,810	EOG Resources, Inc.	44,421,996
1,031,895	Occidental Petroleum Corp.	80,797,378
		180,500,159
Oil Companies – Integrated – 5.7%
750,000	Chevron Corp.	60,787,500
1,311,417	Hess Corp.	77,530,974
1,926,680	Petroleo Brasileiro S.A. (U.S. Shares)	63,233,638
		201,552,112
Optical Supplies – 1.6%
350,779	Alcon, Inc. (U.S. Shares)**	58,506,429
Pharmacy Services – 1.1%
825,000	Express Scripts, Inc. – Class A*	40,177,500
Pipelines – 0.3%
316,668	Enterprise Products Partners L.P.	12,562,220

See Notes to Schedules of Investments and Financial Statements.

72 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Retail – Building Products – 1.1%
1,223,856	Home Depot, Inc.	$38,771,758
Retail – Discount – 1.5%
989,895	Target Corp.	52,899,989
Retail – Drug Store – 0.7%
821,589	CVS Caremark Corp.	25,855,406
Retail – Regional Department Stores – 1.1%
741,105	Kohl’s Corp.*	39,041,411
Semiconductor Components/Integrated Circuits – 0.6%
1,188,120	Marvell Technology Group, Ltd.*	20,803,981
Telecommunication Equipment – Fiber Optics – 1.4%
2,717,039	Corning, Inc.	49,667,473
Television – 1.9%
4,250,768	CBS Corp. – Class B	67,417,180
Tobacco – 5.4%
1,719,730	Altria Group, Inc.	41,307,915
2,675,275	Philip Morris International, Inc.	149,868,905
		191,176,820
Toys – 0.8%
1,291,535	Mattel, Inc.	30,299,411
Transportation – Railroad – 1.8%
767,590	Union Pacific Corp.	62,788,862
Web Portals/Internet Service Providers – 1.1%
2,750,000	Yahoo!, Inc.*	38,967,500

Total Common Stock (cost $2,811,089,351)		3,191,715,163

Corporate Bonds – 4.7%
Automotive – Cars and Light Trucks – 0.9%
$14,974,000	Ford Motor Co., 4.2500%, 11/15/16	22,348,695
10,000,000	Ford Motor Co., 7.4500%, 7/16/31	10,425,000
		32,773,695
Building – Residential and Commercial – 0.2%
6,467,000	Meritage Homes Corp. 6.2500%, 3/15/15	6,353,828
Casino Hotels – 0.4%
2,498,000	MGM Mirage 4.2500%, 4/15/15 (144A)	2,301,283
15,000,000	MGM Resorts International 7.6250%, 1/15/17	12,637,500
		14,938,783
Hotels and Motels – 0.3%
9,990,000	Starwood Hotels & Resorts Worldwide Inc., 6.7500%, 5/15/18	10,739,250
Medical – Biomedical and Genetic – 0.7%
25,000,000	Vertex Pharmaceuticals 3.3500%, 10/1/15	24,843,750
Medical – Hospitals – 0.3%
9,990,000	HCA, Inc., 7.2500%, 9/15/20	10,689,300
Power Converters and Power Supply Equipment – 1.3%
24,957,000	JA Solar Holdings Co., Ltd. 4.5000%, 5/15/13	23,584,365
24,090,000	Suntech Power Holdings Co., Ltd. 3.0000%, 3/15/13 (144A)	20,777,625
		44,361,990
REIT – Mortgage – 0.3%
$10,000,000	Annaly Capital Management, Inc. 4.0000%, 2/15/15	11,025,000
REIT – Warehouse/Industrial – 0.3%
9,985,000	ProLogis, 3.2500%, 3/15/15	9,785,300

Total Corporate Bonds (cost $157,655,676)		165,510,896

U.S. Treasury Notes/Bonds – 1.9%
	U.S. Treasury Notes/Bonds:
26,322,000	1.5000%, 10/31/10	26,348,743
19,282,000	4.8750%, 7/31/11	20,018,630
19,282,000	3.3750%, 7/31/13	20,806,473

Total U.S. Treasury Notes/Bonds (cost $65,437,277)		67,173,846

Money Market – 3.3%
118,110,781	Janus Cash Liquidity Fund LLC, 0% (cost $118,110,781)	118,110,781

Total Investments (total cost $3,152,293,085) – 99.9%		3,542,510,686

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		5,235,497

Net Assets – 100%		$3,547,746,183

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$13,009,277	0.4%
Bermuda	20,803,981	0.6%
Brazil	121,686,359	3.4%
Canada	105,727,277	3.0%
Cayman Islands	44,361,990	1.2%
Germany	34,346,580	1.0%
Hong Kong	9,841,458	0.3%
Switzerland	165,270,744	4.7%
United Kingdom	15,924,181	0.4%
United States††	3,011,538,839	85.0%

Total	$3,542,510,686	100.0%

††	Includes Cash Equivalents (81.7% excluding Cash Equivalents)

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
British Pound 11/18/10	400,000	$628,054	$(5,550)
Swiss Franc 11/18/10	12,110,000	12,333,076	(292,071)

		12,961,130	(297,621)

HSBC Securities (USA), Inc.:
British Pound 10/7/10	530,000	832,450	12,110
Swiss Franc 10/7/10	18,740,000	19,076,357	(1,051,060)

		19,908,807	(1,038,950)

JP Morgan Chase & Co.:
British Pound 11/10/10	4,000,000	6,280,948	41,172

		6,280,948	41,172

Total		$39,150,885	$(1,295,399)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 73

Janus Research Core Fund (unaudited)

Fund Snapshot
Analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Team Based Approach Led by Jim Goff, Director of Research

Performance Overview

For the 11-month period ended September 30, 2010, Janus Research Core Fund’s Class T Shares returned 9.23%, as compared to a 12.25% return for its primary benchmark, the S&P 500 Index, and a 14.20% return for its secondary benchmark, the Russell 1000 Growth Index.

Economic Overview

Despite the weak economy, corporate margins, earnings and free cash flow were strong. Corporate cash levels were at a 50-year high, but, investment as a share of gross domestic product was at a 50-year low. With some signs of policy certainty, and more confidence, we believe the economy could strengthen. One plausible scenario we see is that corporations increase employment, wages, and capital spending; while mergers, stock buybacks, and dividends rise, fueled by low rates from the bond market. With an improving corporate sector, we think consumer confidence should improve, resulting in higher spending. Ultimately, this scenario should benefit the stock market. We think the starting point is good, as the market has focused on the uncertainty of the situation, and priced in a lot of bad news. Valuation and history have been on the stock market’s side. There appear to be modest expectations, and the gap between earnings yields and Treasury yields is as high as it has been in 30 years. Stocks have tended to do well after extended periods of poor performance. Historically, after a significant increase in the stock market, flows into equities have improved.

Sector Views

Based on our seven research sectors, industrials had the strongest relative performance, followed by consumer. Our bottom-up approach puts us in touch with thousands of companies and industry participants, and we use those conversations, surveys and other research tools to gain a broader outlook on sectors.

Communications

The strength of the advertising recovery surprised the market; although our surveys and research had anticipated much of this improvement. As advertisers returned to the task of brand building, they shifted spending to the successful combination of television and Internet. As the line between these medium further blurs, we expect the demand for traditional media content to grow. On the distribution side, mobile data usage accelerated, driven by the increased penetration of smartphones and other new devices. Tower companies benefited because mobile operators must add network capacity to their networks.

Consumer

We saw strength in both high-end and low-end retailers, but there was weakness in the middle. High unemployment pushed middle-market shoppers towards the low-end retailers. Sales were heavily event- or holiday-driven, with consumers showing little resistance to paying full price for discretionary items. This explained good back-to-school numbers, and we believe was a sign that consumers will be out shopping for the holidays. In Europe, demand was largely resilient and stable, despite the feared impact from sovereign debt volatility and austerity plans.

Energy

We remained bullish long-term on oil prices, but cautious on some near-term areas. Near-term concerns include i) below normal global economic growth, ii) high levels of inventory and iii) spare productive capacity. Global political uncertainty may support oil prices, but given inventory levels, we likely need global demand to pick up for prices to strengthen. Longer term, we believe that as the global economy normalizes, oil demand will indeed pick up and sop up these excesses. The well documented woes of the natural-gas market continued. Economic weakness depressed demand, while new technology unlocked large volume growth potential.

Financials

The passage of U.S. financial reform and reduced uncertainty about global capital standards under the Basel 3 guidelines provided some regulatory clarity, but the economic uncertainty continued to weigh on the sector. Financials struggled to show significant profit growth in the face of modest loan demand, and a historically low and flattening yield curve. On the positive side, credit

74 | SEPTEMBER 30, 2010

(unaudited)

quality continued to improve, and merger and acquisition activity increased.

Health care

Generally speaking, health care stocks were cheap and unloved by investors. After terrible performance over the summer due to fears about health care utilization, and more broadly about a double-dip recession, it felt as if investors became more comfortable about the outlook. Some of the lower utilization reduction stemmed from fewer cases of H1N1, from plan changes, and from the expiration of extended insurance coverage, or COBRA, for those who lost jobs. Some of these issues should be mitigated as we get into 2011. Still, we were not convinced these factors explained the full story. Some of the issues, such as low employment, increased cost shifting to patients and overall economic conditions may linger.

Industrials

The industrial data late in the period was positive and the probability of a double-dip recession declined. All regions of the world experienced positive growth, even in Europe, despite austerity programs. The ongoing recovery benefited the industrials sector and its cyclical exposure. Even the worst hit end-market, construction, appeared to have bottomed. Existing home sales and construction in the U.S. remained depressed, but showed early signs of a recovery.

Technology

Long-term, the key theme in technology remained the cautious information technology (IT) spending by corporations, and longer term trends favoring those companies that can earn a larger share of the money spent on new technology. Shorter term, an important theme was what we call “tablet mania.” The sweeping success of the iPad has broad implications for the sector beyond just for Apple, Inc. The iPad will likely have the most successful first year adoption of any product. This success, puts long-term pressure on the traditional infrastructure of Windows-based PCs and the components suppliers to this area; while opening up opportunities for those companies that are able to address this growing market.

Holdings Overview

Detractors relative to the index included our holdings in industrials, financials and health care. Our three largest individual detractors were in financials.

Bank of America suffered from disappointing revenue growth and concerns over the impact of financial regulatory reform. We consider the bank to be one of the top franchises in U.S. deposits, wealth management and mortgage banking. In addition, we think it has attractive return on tangible common equity potential and is well positioned to benefit from further improvement in credit conditions and capital levels.

Financial reform also weighed on Morgan Stanley’s shares. The financial holding company continued to repair its balance sheet from the financial crisis and demonstrated good growth in both capital and underwriting in its investment banking business. We believe Morgan Stanley will continue to gain market share and that management is focused on capital allocation and unlocking value across its businesses.

In addition, JPMorgan Chase & Co. was among key detractors. One of the largest banks in the U.S., JPMorgan has leading market shares in retail banking, investment banking, credit cards, asset management and mortgage banking among others.

Contributors included our holdings in technology and communications. Individual contributors included oil and gas exploration and production company EOG Resources, Inc., which posted strong returns. Our thesis had been that the market didn’t fully appreciate the value of its horizontal shale oil and liquids efforts. EOG gave a comprehensive view of these assets during their analyst day early in 2010, and much of that upside was captured. Although we believed EOG had additional upside, we sold the position in order to make room for other ideas.

Another contributor, wireless tower company Crown Castle International Corp. generated strong returns. Driving Crown Castle’s strong returns on its towers has been rising demand for wireless bandwidth. We think this can continue and that the market has not recognized the potential growth the company could generate.

Apple, Inc. also moved steadily higher during the period. The computer and mobile device maker has continued to demonstrate sales strength in its international markets and market share gains in all of its product segments.

Derivatives

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Growth & Core Funds | 75

Janus Research Core Fund (unaudited)

Outlook

We are committed to the success of Janus Research Core Fund – as managers and as investors. Janus analysts and I have substantial funds in Janus’ U.S. and global research portfolios. We believe this alignment with our shareholders is a good reminder of our commitment to our process. We have a top-notch investment team and a disciplined and repeatable investment process that attempts to capture the value of our research in a highly diversified portfolio. We will go through some periods of underperformance, but by staying disciplined and when needed by staying above the panic, we hope to reward long-term investors with continued strong risk-adjusted returns.

Thank you for your investment in Janus Research Core Fund.

Janus Research Core Fund At A Glance

5 Top Performers – Holdings

Contribution

EOG Resources, Inc.	1.05%
Crown Castle International Corp.	1.01%
Apple, Inc.	0.98%
United Parcel Service, Inc. – Class B	0.74%
NIKE, Inc. – Class B	0.61%

5 Bottom Performers – Holdings

Contribution

Bank of America Corp.	–0.47%
Morgan Stanley	–0.40%
JPMorgan Chase & Co.	–0.38%
Petroleo Brasileiro S.A. (ADR)	–0.37%
Gilead Sciences, Inc.	–0.33%

4 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	2.61%	15.09%	14.99%
Consumer	2.46%	15.84%	15.86%
Technology	2.40%	16.64%	16.53%
Communications	1.80%	8.53%	8.45%

3 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–0.36%	15.99%	16.33%
Energy	0.49%	14.77%	14.82%
Health Care	0.63%	13.14%	13.02%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus
Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

76 | SEPTEMBER 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

JPMorgan Chase & Co. Diversified Banking Institutions	3.8%
Bank of America Corp. Diversified Banking Institutions	3.3%
Abbott Laboratories Medical – Drugs	3.1%
Crown Castle International Corp. Wireless Equipment	2.9%
KLA-Tencor Corp. Semiconductor Equipment	2.9%

16.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 3.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

Janus Growth & Core Funds | 77

Janus Research Core Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Research Core Fund – Class A Shares
NAV	9.20%	5.96%	–0.10%	0.61%	8.20%	1.45%	0.91%
MOP	2.95%	–0.15%	–1.28%	0.02%	7.75%

Janus Research Core Fund – Class C Shares
NAV	8.56%	5.20%	–0.88%	–0.12%	7.48%	2.35%	1.66%
CDSC	7.47%	4.15%	–0.88%	–0.12%	7.48%

Janus Research Core Fund – Class D Shares(1)	9.28%	6.03%	–0.06%	0.66%	8.24%	0.92%	0.78%

Janus Research Core Fund – Class I Shares	9.45%	6.19%	–0.07%	0.66%	8.23%	0.84%	0.66%

Janus Research Core Fund – Class R Shares	8.72%	5.42%	–0.61%	0.14%	7.76%	1.63%	1.41%

Janus Research Core Fund – Class S Shares	8.93%	5.63%	–0.34%	0.39%	8.00%	1.37%	1.16%

Janus Research Core Fund – Class T Shares	9.23%	5.97%	–0.07%	0.66%	8.23%	1.05%	0.91%

S&P 500® Index	12.25%	10.16%	0.64%	–0.43%	5.65%

Russell 1000® Growth Index	14.20%	12.65%	2.06%	–3.44%	4.37%

Lipper Quartile – Class T Shares	–	4th	3rd	2nd	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	–	770/979	416/700	141/428	5/204

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

78 | SEPTEMBER 30, 2010

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Research Core Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Research Core Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

Janus Growth & Core Funds | 79

Janus Research Core Fund (unaudited)

June 30, 1996 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 28, 1996
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$975.50	$4.66

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$972.40	$7.86

Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$8.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$976.00	$4.06

Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$977.00	$3.42

Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$973.00	$7.07

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$974.00	$5.89

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$975.50	$4.66

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

†	Expenses are equal to the annualized expense ratio of 0.94% for Class A Shares, 1.59% for Class C Shares, 0.82% for Class D Shares, 0.69% for Class I Shares, 1.43% for Class R Shares, 1.19% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

80 | SEPTEMBER 30, 2010

Janus Research Core Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 99.8%
Aerospace and Defense – 0.5%
525,796	BAE Systems PLC**	$2,829,931
Aerospace and Defense – Equipment – 2.1%
160,722	United Technologies Corp.	11,448,228
Airlines – 1.3%
226,807	Ryanair Holdings PLC (ADR)*,**	6,987,924
Apparel Manufacturers – 1.0%
133,390	Coach, Inc.	5,730,434
Athletic Footwear – 2.6%
180,068	NIKE, Inc. – Class B	14,430,650
Automotive – Cars and Light Trucks – 0.5%
221,425	Ford Motor Co.*	2,710,242
Brewery – 1.7%
158,079	Anheuser-Busch InBev N.V.**	9,286,134
200,168	Anheuser-Busch InBev N.V. – VVPR Strip*,**	819
		9,286,953
Building – Residential and Commercial – 2.0%
17,243	NVR, Inc.*	11,165,360
Cellular Telecommunications – 0.5%
53,947	America Movil S.A.B. de C.V. – Series L (ADR)	2,876,994
Commercial Banks – 1.2%
129,410	ICICI Bank, Ltd. (ADR)	6,451,089
Computer Services – 1.1%
45,671	International Business Machines Corp.	6,126,308
Computers – 2.7%
52,988	Apple, Inc.*	15,035,345
Containers – Metal and Glass – 1.5%
293,226	Crown Holdings, Inc.*	8,403,857
Cosmetics and Toiletries – 3.4%
196,768	Colgate-Palmolive Co.	15,123,588
64,579	Procter & Gamble Co.	3,872,803
		18,996,391
Decision Support Software – 0.5%
82,487	MSCI, Inc.*	2,739,393
Distribution/Wholesale – 0.8%
88,961	Fastenal Co.	4,731,836
Diversified Banking Institutions – 10.2%
1,398,974	Bank of America Corp.	18,340,549
51,566	Goldman Sachs Group, Inc.	7,455,412
548,661	JPMorgan Chase & Co.	20,887,524
404,546	Morgan Stanley	9,984,195
		56,667,680
Diversified Operations – 3.3%
94,671	Danaher Corp.	3,844,589
303,570	Illinois Tool Works, Inc.	14,273,862
		18,118,451
E-Commerce/Services – 1.1%
240,524	eBay, Inc.*	5,868,786
Electric – Generation – 1.1%
517,146	AES Corp.*	5,869,607
Electronic Components – Miscellaneous – 1.1%
215,924	Tyco Electronics, Ltd. (U.S. Shares)**	6,309,299
Enterprise Software/Services – 2.5%
514,327	Oracle Corp.	13,809,680
Finance – Credit Card – 0.5%
166,569	Discover Financial Services	2,778,371
Finance – Other Services – 0.6%
12,355	CME Group, Inc.	3,217,860
Food – Miscellaneous/Diversified – 0.5%
57,089	H.J. Heinz Co.	2,704,306
Gold Mining – 0.6%
55,886	Newmont Mining Corp.	3,510,200
Independent Power Producer – 2.1%
550,958	NRG Energy, Inc.*	11,470,946
Life and Health Insurance – 2.4%
186,586	AFLAC, Inc.	9,648,362
360,652	Prudential PLC**	3,609,201
		13,257,563
Medical – Biomedical and Genetic – 3.6%
64,971	Celgene Corp.*	3,742,979
97,180	Genzyme Corp.*	6,879,372
265,224	Gilead Sciences, Inc.*	9,444,627
		20,066,978
Medical – Drugs – 6.1%
330,802	Abbott Laboratories	17,281,097
353,463	Bristol-Myers Squibb Co.	9,582,382
135,751	Forest Laboratories, Inc.*	4,198,778
19,663	Roche Holding A.G.**	2,685,474
		33,747,731
Medical Products – 2.1%
296,380	Covidien PLC (U.S. Shares)**	11,911,512
Multimedia – 2.3%
309,545	News Corp. – Class A	4,042,658
598,330	News Corp. – Class B	9,010,850
		13,053,508
Networking Products – 2.5%
635,396	Cisco Systems, Inc.*	13,915,172
Oil – Field Services – 2.0%
329,145	Halliburton Co.	10,884,825
Oil Companies – Exploration and Production – 3.9%
134,555	Devon Energy Corp.	8,711,091
169,253	Occidental Petroleum Corp.	13,252,510
		21,963,601
Oil Companies – Integrated – 1.4%
212,242	Petroleo Brasileiro S.A. (ADR)	7,698,017
Oil Field Machinery and Equipment – 0.9%
111,459	Cameron International Corp.*	4,788,279
Oil Refining and Marketing – 1.5%
469,323	Valero Energy Corp.	8,217,846
Pharmacy Services – 0.5%
57,572	Express Scripts, Inc. – Class A*	2,803,756
Pipelines – 1.4%
130,722	Kinder Morgan Management LLC*	7,876,001
Real Estate Operating/Development – 0.7%
821,000	Hang Lung Properties, Ltd.	4,004,112

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 81

Janus Research Core Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Retail – Discount – 0.5%
47,741	Target Corp.	$2,551,279
Retail – Major Department Stores – 0.6%
88,123	Nordstrom, Inc.	3,278,176
Retail – Regional Department Stores – 0.5%
54,946	Kohl’s Corp.*	2,894,555
Retail – Restaurants – 1.0%
75,844	McDonald’s Corp.	5,651,136
Semiconductor Equipment – 2.9%
451,955	KLA-Tencor Corp.	15,922,375
Soap and Cleaning Preparations – 2.8%
281,229	Reckitt Benckiser Group PLC**	15,479,488
Telecommunication Equipment – Fiber Optics – 0.7%
229,166	Corning, Inc.	4,189,154
Telecommunication Services – 0.6%
118,078	Amdocs, Ltd. (U.S. Shares)*,**	3,384,115
Tobacco – 1.6%
156,718	Philip Morris International, Inc.	8,779,342
Toys – 0.9%
19,800	Nintendo Co., Ltd.**	4,949,487
Transportation – Services – 2.8%
237,115	United Parcel Service, Inc. – Class B	15,813,199
Web Portals/Internet Service Providers – 1.9%
10,885	Google, Inc. – Class A*	5,723,224
324,783	Yahoo!, Inc.*	4,602,175
		10,325,399
Wireless Equipment – 4.7%
361,147	Crown Castle International Corp.*	15,944,640
224,117	QUALCOMM, Inc.	10,112,159
		26,056,799

Total Common Stock (cost $490,020,456)		553,739,526

Money Market – 0%
51,000	Janus Cash Liquidity Fund LLC, 0% (cost $51,000)	51,000

Total Investments (total cost $490,071,456) – 99.8%		553,790,526

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,334,373

Net Assets – 100%		$555,124,899

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$9,286,953	1.7%
Brazil	7,698,017	1.4%
Guernsey	3,384,115	0.6%
Hong Kong	4,004,112	0.7%
India	6,451,088	1.2%
Ireland	18,899,436	3.4%
Japan	4,949,487	0.9%
Mexico	2,876,994	0.5%
Switzerland	8,994,774	1.6%
United Kingdom	21,918,621	4.0%
United States††	465,326,929	84.0%

Total	$553,790,526	100.0%

††	Includes Cash Equivalents (84.0% excluding Cash Equivalents).

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
British Pound 11/18/10	4,200,000	$6,594,567	$(58,275)
Euro 11/18/10	1,878,000	2,558,886	(107,289)
Japanese Yen 11/18/10	56,000,000	671,293	(17,752)

		9,824,746	(183,316)

HSBC Securities (USA), Inc.:
British Pound 10/7/10	2,260,000	3,549,692	51,641
Euro 10/7/10	2,090,000	2,848,816	(82,178)
Japanese Yen 10/7/10	135,000,000	1,617,588	(41,921)
Swiss Franc 10/7/10	1,430,000	1,455,667	(79,877)

		9,471,763	(152,335)

JP Morgan Chase & Co.:
British Pound 11/10/10	527,000	827,515	5,424
Euro 11/10/10	2,000,000	2,725,333	1,267
Japanese Yen 11/10/10	49,000,000	587,327	(1,006)

		4,140,175	5,685

Total		$23,436,684	$(329,966)

See Notes to Schedules of Investments and Financial Statements.

82 | SEPTEMBER 30, 2010

Janus Research Fund (unaudited)

Fund Snapshot
Our analyst-driven, team-refined investment process attempts to capture the value of our research, and manage investment risk. We believe that a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Team Based Approach Led by Jim Goff Director of Research

Performance Overview

For the eleven-month period ended September 30, 2010, Janus Research Fund’s Class T Shares returned 17.40%, as compared to a 14.20% return for its primary benchmark, the Russell 1000 Growth Index, and a 12.25% return for its secondary benchmark, the S&P 500 Index. We were pleased with our performance during the period.

Economic Overview

Despite the weak economy, corporate margins, earnings and free cash flow were strong. Corporate cash levels were at a 50-year high, but, investment as a share of gross domestic product was at a 50-year low. With some signs of policy certainty, and more confidence, we believe the economy could strengthen. One plausible scenario we see is that corporations increase employment, wages, and capital spending; while mergers, stock buybacks, and dividends rise, fueled by low rates from the bond market. With an improving corporate sector, we think consumer confidence should improve, resulting in higher spending. Ultimately, this scenario should benefit the stock market. We think the starting point is good, as the market has focused on the uncertainty of the situation, and priced in a lot of bad news. Valuation and history have been on the stock market’s side. There appear to be modest expectations, and the gap between earnings yields and Treasury yields is as high as it has been in 30 years. Stocks have tended to do well after extended periods of poor performance. Historically, after a significant increase in the stock market, flows into equities have improved.

Sector Views

Based on our seven research sectors, industrials had the strongest relative performance, followed by consumer. Our bottom-up approach puts us in touch with thousands of companies and industry participants, and we use those conversations, surveys and other research tools to gain a broader outlook on sectors.

Communications

The strength of the advertising recovery surprised the market; although our surveys and research had anticipated much of this improvement. As advertisers returned to the task of brand building, they shifted spending to the successful combination of television and Internet. As the line between these medium further blurs, we expect the demand for traditional media content to grow. On the distribution side, mobile data usage accelerated, driven by the increased penetration of smartphones and other new devices. Tower companies benefited because mobile operators must add network capacity to their networks.

Consumer

We saw strength in both high-end and low-end retailers, but there was weakness in the middle. High unemployment pushed middle-market shoppers towards the low-end retailers. Sales were heavily event- or holiday-driven, with consumers showing little resistance to paying full price for discretionary items. This explained good back-to-school numbers, and we believe was a sign that consumers will be out shopping for the holidays. In Europe, demand was largely resilient and stable, despite the feared impact from sovereign debt volatility and austerity plans.

Energy

We remained bullish long-term on oil prices, but cautious on some near-term areas. Near-term concerns include i) below normal global economic growth, ii) high levels of inventory and iii) spare productive capacity. Global political uncertainty may support oil prices, but given inventory levels, we likely need global demand to pick up for prices to strengthen. Longer term, we believe that as the global economy normalizes, oil demand will indeed pick up and sop up these excesses. The well documented woes of the natural-gas market continued. Economic weakness depressed demand, while new technology unlocked large volume growth potential.

Financials

The passage of U.S. financial reform and reduced uncertainty about global capital standards under the Basel 3 guidelines provided some regulatory clarity, but the economic uncertainty continued to weigh on the sector. Financials struggled to show significant profit growth in

Janus Growth & Core Funds | 83

Janus Research Fund (unaudited)

the face of modest loan demand, and a historically low and flattening yield curve. On the positive side, credit quality continued to improve, and merger and acquisition activity increased.

Health care

Generally speaking, health care stocks were cheap and unloved by investors. After terrible performance over the summer due to fears about health care utilization, and more broadly about a double-dip recession, it felt as if investors became more comfortable about the outlook. Some of the lower utilization reduction stemmed from fewer cases of H1N1, from plan changes, and from the expiration of extended insurance coverage, or COBRA, for those who lost jobs. Some of these issues should be mitigated as we get into 2011. Still, we were not convinced these factors explained the full story. Some of the issues, such as low employment, increased cost shifting to patients and overall economic conditions may linger.

Industrials

The industrial data late in the period was positive and the probability of a double-dip recession declined. All regions of the world experienced positive growth. Even in Europe, despite austerity programs. The ongoing recovery benefited the industrials sector and its cyclical exposure. Even the worst hit end-market, construction, appeared to have bottomed. Existing home sales and construction in the U.S. remained depressed, but showed early signs of a recovery.

Technology

Long-term, the key theme in technology remained the cautious information technology (IT) spending by corporations, and longer term trends favoring those companies that can earn a larger share of the money spent on new technology. Shorter term, an important theme was what we call “tablet mania.” The sweeping success of the iPad has broad implications for the sector beyond just for Apple, Inc. The iPad will likely have the most successful first year adoption of any product. This success, puts long-term pressure on the traditional infrastructure of Windows-based PCs and the components suppliers to this area; while opening up opportunities for those companies that are able to address this growing market.

Holdings Overview

Our relative outperformance during the period was largest in technology followed by energy and consumer. Our three largest individual contributors were in technology.

ARM Holdings PLC was a top contributor. The U.K.-based semiconductor intellectual property licensing company has experienced increasing royalty revenues from the growth in smart phones, which routinely use ARM-based chips.

Apple, Inc. also moved steadily higher during the period. The computer and mobile device maker has continued to demonstrate sales strength in its international markets and market share gains in all of its product segments.

Semiconductor maker Atmel Corp. was also a key contributor. We remain attracted to the company given its potential to generate high returns on capital and accelerating free cash flows. We think the company’s microcontroller products can continue to take market share.

Detractors relative to the index included our holdings in health care, financials and communications. Within health care, Myriad Genetics, Inc. was weak. The molecular diagnostic equipment company’s ability to penetrate ends markets, particularly in obstetrics/gynecology and oncology, was not as strong as we had hoped. In addition, the company’s products were more economically sensitive than we anticipated; we sold the position.

Roche Pharmaceuticals, Inc. also weighed on performance. The Switzerland-based company was hit by several drug pipeline setbacks, but we continued to consider it as one of the best positioned pharmaceutical companies with strong long-term prospects.

Security software maker Symantec Corp. was another key detractor. We sold Symantec during the period because of a number of developments which reduced our confidence in management’s abilities to deliver the levels of free cash flow which we had previously forecast.

Derivatives

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

We are committed to the success of Janus Research Fund – as managers and as investors. Janus analysts and I have substantial funds in Janus’ U.S. and global research portfolios. We believe this alignment with our shareholders

84 | SEPTEMBER 30, 2010

(unaudited)

is a good reminder of our commitment to our process. We have a top-notch investment team and a disciplined and repeatable investment process that attempts to capture the value of our research in a highly diversified portfolio. We will go through some periods of underperformance, but by staying disciplined, we hope to reward long-term investors with continued strong risk-adjusted returns.

Thank you for your investment in Janus Research Fund

Janus Growth & Core Funds | 85

Janus Research Fund (unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	2.80%
Apple, Inc.	1.44%
Atmel Corp.	1.13%
Oracle Corp.	0.62%
Alexion Pharmaceuticals, Inc.	0.51%

5 Bottom Performers – Holdings

Contribution

Myriad Genetics, Inc.	–0.55%
Roche Holding A.G.	–0.25%
Symantec Corp.	–0.21%
Research In Motion, Ltd. (U.S. Shares)	–0.19%
Morgan Stanley	–0.17%

4 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	7.89%	28.17%	28.04%
Industrials	4.12%	15.87%	16.00%
Consumer	3.76%	22.17%	22.01%
Communications	1.05%	5.93%	6.07%

3 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	0.18%	6.24%	6.24%
Energy	0.77%	6.48%	6.53%
Health Care	0.80%	15.14%	15.11%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

86 | SEPTEMBER 30, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Apple, Inc. Computers	3.4%
Oracle Corp. Enterprise Software/Services	3.3%
Halliburton Co. Oil – Field Services	2.1%
ARM Holdings PLC Electronic Components – Semiconductors	2.1%
Tyco Electronics, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	2.1%

13.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 3.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

Janus Growth & Core Funds | 87

Janus Research Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	17.31%	13.86%	3.53%	–3.46%	9.79%	1.07%
MOP	10.57%	7.33%	2.31%	–4.03%	9.42%

Janus Research Fund – Class C Shares
NAV	16.55%	13.07%	2.75%	–4.10%	9.05%	1.82%
CDSC	15.38%	11.94%	2.75%	–4.10%	9.05%

Janus Research Fund – Class D Shares(1)	17.45%	14.00%	3.76%	–3.23%	10.03%	0.94%

Janus Research Fund – Class I Shares	17.63%	14.18%	3.75%	–3.24%	10.03%	0.82%

Janus Research Fund – Class S Shares	17.06%	13.57%	3.34%	–3.61%	9.64%	1.32%

Janus Research Fund – Class T Shares	17.40%	13.96%	3.75%	–3.24%	10.03%	1.07%

Russell 1000® Growth Index	14.20%	12.65%	2.06%	–3.44%	6.73%

S&P 500® Index	12.25%	10.16%	0.64%	–0.43%	7.65%

Lipper Quartile – Class T Shares	–	1st	1st	3rd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	114/852	37/614	206/344	3/80

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

88 | SEPTEMBER 30, 2010

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Research Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Research Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, the initial share class, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Janus Growth & Core Funds | 89

Janus Research Fund (unaudited)

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,016.30	$5.31

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,012.50	$9.03

Hypothetical (5% return before expenses)	$1,000.00	$1,016.09	$9.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,017.20	$4.50

Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,018.00	$3.90

Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,015.10	$6.11

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,016.60	$4.95

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96

†	Expenses are equal to the annualized expense ratio of 1.05% for Class A Shares, 1.79% for Class C Shares, 0.89% for Class D Shares, 0.77% for Class I Shares, 1.21% for Class S Shares and 0.98% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

90 | SEPTEMBER 30, 2010

Janus Research Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 98.9%
Aerospace and Defense – Equipment – 1.2%
548,176	United Technologies Corp.	$39,046,576
Agricultural Chemicals – 1.0%
127,796	Syngenta A.G.**	31,787,719
Airlines – 1.2%
3,227,832	Delta Air Lines, Inc.*	37,571,964
Apparel Manufacturers – 1.1%
792,076	Coach, Inc.	34,027,585
Athletic Footwear – 0.9%
368,641	NIKE, Inc. – Class B	29,542,890
Automotive – Cars and Light Trucks – 2.3%
3,910,295	Ford Motor Co.*	47,862,010
6,137,000	Isuzu Motors, Ltd.**	23,753,549
		71,615,559
Automotive – Medium and Heavy Duty Trucks – 1.2%
795,297	PACCAR, Inc.	38,293,551
Beverages – Wine and Spirits – 0.7%
1,218,471	Diageo PLC**	20,993,927
Brewery – 0.6%
336,305	Anheuser-Busch InBev N.V.**	19,755,777
243,632	Anheuser-Busch InBev N.V. – VVPR Strip*,**	996
		19,756,773
Building – Residential and Commercial – 0.6%
29,059	NVR, Inc.*	18,816,574
Casino Hotels – 0.6%
2,265,016	Crown, Ltd.	18,363,662
Casino Services – 0.7%
1,525,667	International Game Technology	22,045,888
Cellular Telecommunications – 0.7%
416,038	America Movil S.A.B. de C.V. – Series L (ADR)	22,187,307
Chemicals – Diversified – 1.3%
2,953,426	Israel Chemicals, Ltd.	41,758,739
Commercial Banks – 0.3%
420,938	ICICI Bank, Ltd.	10,415,190
Commercial Services – 0.3%
878,075	Live Nation, Inc.*	8,675,381
Computer Services – 2.0%
483,223	International Business Machines Corp.	64,819,533
Computers – 4.3%
374,914	Apple, Inc.*	106,381,848
612,084	Research In Motion, Ltd. (U.S. Shares)*	29,802,370
		136,184,218
Consulting Services – 0.7%
779,003	Gartner, Inc.*	22,933,848
Containers – Metal and Glass – 0.7%
779,303	Crown Holdings, Inc.*	22,334,824
Cosmetics and Toiletries – 3.0%
628,353	Colgate-Palmolive Co.	48,295,212
773,252	Procter & Gamble Co.	46,371,922
		94,667,134
Decision Support Software – 0.2%
208,205	MSCI, Inc.*	6,914,488
Dialysis Centers – 0.7%
323,920	DaVita, Inc.*	22,360,198
Distribution/Wholesale – 1.3%
410,577	Fastenal Co.	21,838,590
3,758,000	Li & Fung, Ltd.	21,035,224
		42,873,814
Diversified Banking Institutions – 1.9%
1,167,011	Bank of America Corp.	15,299,514
107,000	Goldman Sachs Group, Inc.	15,470,060
383,215	JPMorgan Chase & Co.	14,588,995
660,951	Morgan Stanley	16,312,271
		61,670,840
Diversified Operations – 2.9%
1,175,728	Danaher Corp.	47,746,314
960,899	Illinois Tool Works, Inc.	45,181,471
		92,927,785
E-Commerce/Services – 0.8%
1,022,412	eBay, Inc.*	24,946,853
Electronic Components – Miscellaneous – 2.1%
2,269,359	Tyco Electronics, Ltd. (U.S. Shares)**	66,310,670
Electronic Components – Semiconductors – 3.1%
10,750,826	ARM Holdings PLC**	67,006,677
1,119,994	Texas Instruments, Inc.	30,396,637
		97,403,314
Electronic Connectors – 0.7%
452,474	Amphenol Corp. – Class A	22,162,177
Enterprise Software/Services – 3.3%
3,918,632	Oracle Corp.	105,215,269
Finance – Credit Card – 0.3%
610,867	Discover Financial Services	10,189,262
Finance – Investment Bankers/Brokers – 0.4%
963,066	Charles Schwab Corp.	13,386,617
Finance – Other Services – 0.4%
53,102	CME Group, Inc.	13,830,416
Food – Miscellaneous/Diversified – 1.1%
233,158	Groupe Danone**	13,961,438
437,499	H.J. Heinz Co.	20,724,327
		34,685,765
Gold Mining – 1.8%
216,595	Agnico-Eagle Mines, Ltd. (U.S. Shares)	15,384,743
660,841	Newmont Mining Corp.	41,507,423
		56,892,166
Hotels and Motels – 0.7%
596,381	Marriott International, Inc. – Class A	21,368,331
Independent Power Producer – 0.9%
1,384,510	NRG Energy, Inc.*	28,825,498
Instruments – Scientific – 0.4%
290,613	Thermo Fisher Scientific, Inc.*	13,914,550
Investment Management and Advisory Services – 0.3%
188,153	T. Rowe Price Group, Inc.	9,419,880

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 91

Janus Research Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Life and Health Insurance – 0.7%
212,471	AFLAC, Inc.	$10,986,875
1,037,623	Prudential PLC**	10,383,944
		21,370,819
Machinery – General Industrial – 0.7%
365,177	Roper Industries, Inc.	23,802,237
Medical – Biomedical and Genetic – 3.8%
618,520	Alexion Pharmaceuticals, Inc.*	39,807,947
753,467	Celgene Corp.*	43,407,234
309,012	Genzyme Corp.*	21,874,959
433,383	Gilead Sciences, Inc.*	15,432,769
		120,522,909
Medical – Drugs – 3.4%
465,911	Abbott Laboratories	24,339,190
699,014	Bristol-Myers Squibb Co.	18,950,270
551,991	Forest Laboratories, Inc.*	17,073,082
885,504	GlaxoSmithKline PLC**	17,467,461
1,158,552	Glenmark Pharmaceuticals, Ltd.	7,733,611
111,053	Novartis A.G.**	6,404,427
124,576	Roche Holding A.G.**	17,013,967
		108,982,008
Medical Instruments – 0.6%
474,091	St. Jude Medical, Inc.*	18,650,740
Medical Products – 0.5%
393,368	Covidien PLC (U.S. Shares)**	15,809,460
Metal – Diversified – 1.0%
1,370,970	Ivanhoe Mines, Ltd.*	32,175,011
Multimedia – 1.3%
1,581,510	News Corp. – Class A	20,654,521
1,936,538	WPP PLC**	21,442,722
		42,097,243
Networking Products – 2.1%
3,002,925	Cisco Systems, Inc.*	65,764,058
Oil – Field Services – 2.1%
2,028,901	Halliburton Co.	67,095,756
Oil Companies – Exploration and Production – 2.5%
599,684	Devon Energy Corp.	38,823,542
526,551	Occidental Petroleum Corp.	41,228,943
		80,052,485
Oil Companies – Integrated – 1.4%
1,283,166	BG Group PLC**	22,559,838
575,600	Petroleo Brasileiro S.A. (ADR)	20,877,012
		43,436,850
Oil Field Machinery and Equipment – 1.2%
902,687	Cameron International Corp.*	38,779,434
Oil Refining and Marketing – 1.9%
856,503	Reliance Industries, Ltd.	18,827,132
2,334,733	Valero Energy Corp.	40,881,175
		59,708,307
Optical Supplies – 0.4%
68,890	Alcon, Inc. (U.S. Shares)**	11,490,163
Pharmacy Services – 1.0%
640,200	Express Scripts, Inc. – Class A*	31,177,740
Real Estate Management/Services – 0.5%
177,077	Jones Lang LaSalle, Inc.	15,276,433
Real Estate Operating/Development – 0.7%
381,739	Brookefield Asset Management, Inc. – Class A (U.S. Shares)	10,829,935
2,354,000	Hang Lung Properties, Ltd.	11,480,730
		22,310,665
Retail – Apparel and Shoe – 1.4%
1,233,235	Limited Brands, Inc.	33,026,033
356,491	Urban Outfitters, Inc.*	11,208,077
		44,234,110
Retail – Bedding – 0.8%
605,499	Bed Bath & Beyond, Inc.*	26,284,712
Retail – Discount – 1.0%
599,090	Target Corp.	32,015,370
Retail – Major Department Stores – 0.7%
581,200	Nordstrom, Inc.	21,620,640
Retail – Office Supplies – 0.7%
1,045,122	Staples, Inc.	21,863,952
Retail – Regional Department Stores – 0.7%
424,802	Kohl’s Corp.*	22,378,569
Semiconductor Components/Integrated Circuits – 3.4%
7,296,028	Atmel Corp.*	58,076,383
2,921,494	Marvell Technology Group, Ltd.*	51,155,360
		109,231,743
Semiconductor Equipment – 0.8%
696,732	KLA-Tencor Corp.	24,545,868
Soap and Cleaning Preparations – 0.7%
410,319	Reckitt Benckiser Group PLC**	22,584,897
Telecommunication Equipment – 1.2%
1,038,191	CommScope, Inc.*	24,646,654
1,848,228	Tellabs, Inc.	13,769,299
		38,415,953
Telecommunication Equipment – Fiber Optics – 1.0%
1,682,491	Corning, Inc.	30,755,935
Telecommunication Services – 0.4%
422,885	Amdocs, Ltd. (U.S. Shares)*,**	12,119,884
Television – 0.7%
1,372,688	CBS Corp. – Class B	21,770,832
Tobacco – 1.9%
4,125	Japan Tobacco, Inc.**	13,759,154
847,735	Philip Morris International, Inc.	47,490,115
		61,249,269
Toys – 1.7%
1,037,557	Mattel, Inc.	24,341,087
123,500	Nintendo Co., Ltd.**	30,871,799
		55,212,886
Transportation – Services – 3.1%
735,233	C.H. Robinson Worldwide, Inc.	51,407,492
726,364	United Parcel Service, Inc. – Class B	48,441,215
		99,848,707

See Notes to Schedules of Investments and Financial Statements.

92 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares		Value

Web Portals/Internet Service Providers – 2.0%
90,442	Google, Inc. – Class A*	$47,553,499
1,085,146	Yahoo!, Inc.*	15,376,519
		62,930,018
Wireless Equipment – 2.2%
819,076	Crown Castle International Corp.*	36,162,206
757,994	QUALCOMM, Inc.	34,200,689
		70,362,895

Total Investments (total cost $2,625,662,765) – 98.9%		3,147,065,293

Cash, Receivables and Other Assets, net of Liabilities – 1.1%		35,735,623

Net Assets – 100%		$3,182,800,916

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$18,363,662	0.6%
Belgium	19,756,773	0.6%
Bermuda	72,190,583	2.3%
Brazil	20,877,012	0.7%
Canada	88,192,059	2.8%
France	13,961,438	0.4%
Guernsey	12,119,884	0.4%
Hong Kong	11,480,729	0.4%
India	36,975,933	1.2%
Ireland	15,809,460	0.5%
Israel	41,758,739	1.3%
Japan	68,384,502	2.2%
Jersey	21,442,722	0.7%
Mexico	22,187,307	0.7%
Switzerland	133,006,946	4.2%
United Kingdom	160,996,744	5.1%
United States	2,389,560,800	75.9%

Total	$3,147,065,293	100.0%

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
British Pound 11/18/10	17,500,000	$27,477,362	$(242,812)
Euro 11/18/10	5,800,000	7,902,843	(331,349)
Japanese Yen 11/18/10	951,500,000	11,405,989	(301,621)
Swiss Franc 11/18/10	6,100,000	6,212,367	(147,121)

		52,998,561	(1,022,903)

HSBC Securities (USA), Inc.:
British Pound 10/7/10	18,000,000	28,271,881	411,299
Euro 10/7/10	3,200,000	4,361,823	(125,823)
Japanese Yen 10/7/10	1,170,000,000	14,019,097	(363,316)
Swiss Franc 10/7/10	3,100,000	3,155,641	(162,095)

		49,808,442	(239,935)

JP Morgan Chase & Co.:
British Pound 11/10/10	22,800,000	35,801,403	234,681
Euro 11/10/10	3,400,000	4,633,067	2,153
Japanese Yen 11/10/10	809,000,000	9,696,890	(16,615)
Swiss Franc 11/10/10	16,000,000	16,293,268	122,713

		66,424,628	342,932

Total		$169,231,631	$(919,906)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 93

Janus Triton Fund (unaudited)

Fund Snapshot
We believe a fundamentally-driven investment process focused on identifying smaller cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. Identifying strong small cap companies with the potential to hold our positions as they grow into the mid cap space allows us the flexibility to capture a longer growth period in a company’s life cycle.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance Overview

For the 11-month period ended September 30, 2010, Janus Triton Fund’s Class T Shares returned 26.74%. Meanwhile, the Fund’s benchmark, the Russell 2500 Growth Index, returned 24.09%.

Last year, we communicated to you that our mission is to invest in companies that we believe are in control of their own destiny and not solely reliant upon an economic recovery to generate strong financial results. As we reflect on the past year, we believe we were able to fulfill this mission as many of our investments were able to not only weather the downturn but also emerge in even stronger positions with promising outlooks.

Deleveraging and its Impact on the Economy

Our opinion remains that the overall economy faces many challenges and, as we have suggested in the past, the transition from a leveraging environment (consumers taking on more debt) to a deleveraging environment (consumers paying down debt) will likely have a dampening effect on overall economic growth. Despite this tepid view of the economy, we believe there are always unique and exciting opportunities in the domestic small cap growth segment of the market given the innovation and ingenuity present in the U.S. We believe our research process and philosophy are well-suited to this environment and we continue to find high-quality, small-cap growth companies in which to invest your capital.

In terms of the deleveraging process, we believe more time is required for it to run its course. Household debt as a percentage of disposable income continues on a downward trajectory but still remains at elevated levels relative to historical standards. At the end of the second quarter of 2010, household debt as a percentage of disposable income stood at 119%, which is down from a peak of 130% at the end of the third quarter of 2007 but above the average of 75% since the early 1950s. Quite simply, consumers are forsaking consumption in favor of debt repayment. The savings rate as of August 2010 has increased to 5.8%, which is significantly above the low single digit (1 to 3%) range experienced during the middle part of the decade that helped create the credit bubble. Consumers are also faced with additional challenges, most notably high rates of unemployment and a prolonged housing malaise that continues to pressure housing values. As a result, consumer confidence measures remain at depressed levels that are more indicative of a recessionary environment than an expansionary one.

However, against this challenged backdrop, our research process has been able to uncover companies that are not only performing well but are actually setting records in terms of revenue and profit generation. Polaris Industries, Inc. is a great example of a company that defies logic with its record-setting results. Polaris is a U.S. manufacturer of recreational products – ATV’s, side-by-sides, snowmobiles, and motorcycles. Despite the highly discretionary nature of its products and the challenging consumer environment, Polaris is on track in 2010 to deliver the highest level of sales and profits in the company’s history. Polaris has delivered over 25% revenue growth through the first three quarters of the year and over 50% earnings per share growth. The company has been able to deliver record results primarily from market share gains as a result of continued product innovation, product line extensions, and new market and international expansion efforts. In addition, Polaris has revolutionized its supply chain and manufacturing capability with its Max Velocity Program that enables its dealer network to order product two times per month versus the industry standard of two times per year. This enables Polaris and its dealers to stock the most desired products and always keep inventory current and fresh. We believe the company’s manufacturing and supply chain are key differentiators that will enable Polaris to perform well despite the overall industry headwinds.

94 | SEPTEMBER 30, 2010

(unaudited)

Opportunities in the Industrial Sector

Our research efforts in the industrial sector have uncovered some equally unique growth opportunities. The overall industrial economy, while much improved from the nadir of early 2009, remains below peak levels experienced in late 2007 and still faces challenges due to depressed economic activity. Industrial capacity utilization has improved to the mid 70% range but, like consumer confidence, this level is more indicative of a recessionary environment than an expansionary one. While many of our industrial holdings are more sensitive to the vagaries of the macro environment, we believe the true measure of performance should be measured over a business cycle. To this end, we have found many investment opportunities within the industrial sector that we consider to be “cyclical share gainers” by having the ability to generate strong performance and above average market growth over the business cycle. The common thread among these companies is their historical ability to capitalize on the macro weakness and not only weather but potentially prosper from the downturn.

Our investments in the industrial distribution sector help illustrate this point. MSC Industrial Direct Co. is a national distributor of industrial products for maintenance, repair, and operations (MRO) supplies. The overall industry is characterized by an extremely fragmented competitive set which can create opportunities for well-capitalized companies such as MSC. While MSC certainly had to endure its share of pain during the initial phases of the recession, the company has once again emerged as a clear leader in our opinion, taking market share and delivering record results. In its most recent quarter, MSC set a quarterly revenue record and profits are almost back to peak levels. The performance is impressive when compared to Industrial Production and Capacity Utilization figures, which are still below the peak results set in 2007. While our investment in MSC has not been a linear ride, our research and patience have certainly paid off. We believe patience can be a key virtue of successful investing, especially when analyzing companies that exhibit an element of cyclicality and a higher degree of sensitivity to the broader macro environment. To this end, we believe our disciplined process coupled with our long-term time horizon leads us to many unique growth opportunities that others may miss.

A couple of our Industrial holdings were key detractors from portfolio performance during the period. Ritchie Brothers Auctioneers, Inc. (RBA) is a global industrial auction company with size and scale advantages that are paramount to the overall competitive position of the auction business model. RBA declined modestly during the period despite a relatively stable top-line, which was offset by increased investment in the business model (new information technology platform and more sales professionals) by the management team. As a result, earnings should likely decline in 2010 but we believe these investments will help position the company for continued success as it attempts to further increase its market share from the single digit percentage range. We continue to hold our position and believe patience is justified for this high-quality company and business model.

Key Contributors and Detractors

Atmel Corp., a holding in the Fund since late 2007, rose almost 114% in the period to make it a key contributor. The semiconductor maker recently completed the final steps in a multi-year restructuring through which it divested high-cost fabrication plants and low-margin business units. The microcontroller unit that remains is an excellent business in our opinion with high margins, strong growth prospects, and improving returns on capital. Additionally, a newly introduced product called maXTouch is gaining significant market share in devices that incorporate touch screens. We believe that the outlook for Atmel remains very good.

Euronet Worldwide, Inc., a global provider of electronic payment solutions, was a detractor during the period. Given Euronet’s global presence and foreign currency exposure, reported results are sensitive to changes in foreign exchange rates. This created a headwind during the first half of 2010, as the U.S. dollar began to appreciate against other currencies. Euronet was also impacted by a regulatory change in Poland that reduced the revenue and profit generation of its ATM network in this country. Despite these issues, we believe Euronet’s fundamental competitive position and global growth prospects remain promising.

Blackboard, Inc. also weighed on performance during the period. Despite some operational issues in the quarter ending June 2010 we continue to be excited about the Fund’s investment in Blackboard owing to the company’s dominant competitive position, recurring revenue business model, and large addressable market. Low customer churn coupled with the company’s historical ability to consistently raise prices demonstrate the value customers see in Blackboard’s products. As with Ritchie Brothers, we continue to hold our position in Blackboard and believe patience is justified for this high quality company and business model.

Janus Growth & Core Funds | 95

Janus Triton Fund (unaudited)

Final Thoughts

Our goal is to build an all weather portfolio that can deliver attractive risk adjusted returns through a variety of macro environments. To this end, we continue to rely on an investment process centered on companies we believe have sustainable competitive advantages, large addressable markets, high quality business models, and attractive risk-reward profiles. While we think the macro environment poses challenges in the near-term, this will certainly not always be the case. We believe our research process and philosophy are well positioned to capitalize on investment opportunities even as the U.S. experiences lower levels of growth relative to its history.

Thank you for your continued investment in Janus Triton Fund.

96 | SEPTEMBER 30, 2010

(unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	2.12%
Atmel Corp.	1.70%
Jones Lang LaSalle, Inc.	1.24%
TransDigm Group, Inc.	1.19%
Trimble Navigation, Ltd.	1.18%

5 Bottom Performers – Holdings

Contribution

DG FastChannel, Inc.	–0.72%
Euronet Worldwide, Inc.	–0.41%
Blackboard, Inc.	–0.35%
Conceptus, Inc.	–0.34%
athenahealth, Inc.	–0.25%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	6.94%	24.40%	23.76%
Industrials	6.94%	27.36%	15.62%
Consumer Discretionary	5.42%	13.70%	17.71%
Financials	4.42%	11.03%	7.92%
Health Care	3.64%	13.20%	18.70%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Other**	–0.09%	0.20%	0.00%
Materials	–0.08%	0.67%	5.26%
Utilities	0.00%	0.00%	0.87%
Consumer Staples	0.00%	0.00%	4.01%
Telecommunication Services	1.27%	2.86%	1.54%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Growth & Core Funds | 97

Janus Triton Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

SBA Communications Corp. – Class A Wireless Equipment	2.6%
VistaPrint N.V. (U.S. Shares) Printing – Commercial	2.0%
MSCI, Inc. Decision Support Software	1.9%
Atmel Corp. Semiconductor Components/Integrated Circuits	1.9%
TransDigm Group, Inc. Aerospace and Defense	1.8%

10.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 0.4% of total net assets.

*Includes Security Sold Short of (0.3)%

Top Country Allocations  – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

98 | SEPTEMBER 30, 2010

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010					per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Since	Total Annual Fund	Net Annual Fund
	9/30/10	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	26.53%	22.93%	8.60%	9.78%	1.33%	1.32%
MOP	19.24%	15.85%	7.32%	8.63%

Janus Triton Fund – Class C Shares
NAV	25.75%	22.07%	7.83%	9.01%	2.13%	2.07%
CDSC	24.50%	20.85%	7.83%	9.01%

Janus Triton Fund – Class D Shares(1)	26.83%	23.12%	8.78%	9.97%	1.12%	1.12%

Janus Triton Fund – Class I Shares	26.96%	23.56%	8.77%	9.95%	1.00%	1.00%

Janus Triton Fund – Class R Shares	26.12%	22.33%	8.22%	9.39%	1.75%	1.75%

Janus Triton Fund – Class S Shares	26.45%	22.75%	8.41%	9.59%	1.50%	1.50%

Janus Triton Fund – Class T Shares	26.74%	23.03%	8.77%	9.95%	1.25%	1.25%

Russell 2500tm Growth Index	24.09%	17.27%	3.09%	3.91%

Lipper Quartile – Class T Shares	–	1st	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	27/530	2/396	3/369

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 99

Janus Triton Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2012. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives, short sales, and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Triton Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Triton Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

100 | SEPTEMBER 30, 2010

(unaudited)

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,081.90	$5.58

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,078.30	$9.27

Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$9.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,083.30	$4.28

Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,083.10	$3.66

Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,079.40	$7.35

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,081.20	$6.10

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,082.60	$4.80

Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

†	Expenses are equal to the annualized expense ratio of 1.07% for Class A Shares, 1.78% for Class C Shares, 0.82% for Class D Shares, 0.70% for Class I Shares, 1.41% for Class R Shares, 1.17% for Class S Shares and 0.92% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Formerly named Class J Shares.

Janus Growth & Core Funds | 101

Janus Triton Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 90.6%
Advertising Sales – 0.5%
136,818	Lamar Advertising Co. – Class A*	$4,353,549
Aerospace and Defense – 1.8%
232,355	TransDigm Group, Inc.*	14,417,628
Agricultural Chemicals – 1.0%
310,705	Intrepid Potash, Inc.*	8,100,079
Apparel Manufacturers – 1.9%
326,450	Maidenform Brands, Inc.*	9,418,083
127,175	Under Armour, Inc. – Class A*	5,727,962
		15,146,045
Auction House – Art Dealer – 1.5%
585,170	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	12,153,981
Audio and Video Products – 1.7%
354,664	DTS, Inc.*	13,537,525
Broadcast Services and Programming – 1.6%
582,500	DG FastChannel, Inc.*	12,669,375
Building – Residential and Commercial – 0.8%
314,565	Meritage Homes Corp.*	6,171,765
Commercial Banks – 1.2%
647,545	CapitalSource, Inc.	3,457,890
154,330	SVB Financial Group*	6,531,246
		9,989,136
Commercial Services – 4.1%
290,310	CoStar Group, Inc.*	14,141,000
364,730	Iron Mountain, Inc.	8,148,068
607,722	Standard Parking Corp.*	10,392,046
		32,681,114
Commercial Services – Finance – 2.8%
612,060	Euronet Worldwide, Inc.*	11,010,959
259,895	Global Payments, Inc.	11,146,896
		22,157,855
Computer Services – 1.7%
203,840	IHS, Inc. – Class A*	13,861,120
Computer Software – 1.5%
441,168	Convio, Inc.*	4,067,569
501,235	SS&C Technologies Holdings, Inc.*	7,919,513
		11,987,082
Consulting Services – 1.5%
408,365	Gartner, Inc.*	12,022,266
Decision Support Software – 1.9%
457,462	MSCI, Inc.*	15,192,313
Diagnostic Equipment – 1.5%
247,575	Gen-Probe, Inc.*	11,997,485
Diagnostic Kits – 0.5%
71,005	Idexx Laboratories, Inc.*	4,382,429
Distribution/Wholesale – 2.4%
71,795	Fastenal Co.	3,818,776
132,281	MWI Veterinary Supply, Inc.*	7,635,259
197,865	Wesco International, Inc.*	7,774,116
		19,228,151
Educational Software – 1.5%
329,684	Blackboard, Inc.*	11,881,811
Electronic Components – Semiconductors – 1.8%
1,112,285	ARM Holdings PLC	6,932,539
518,910	Ceva, Inc.*	7,420,413
		14,352,952
Electronic Connectors – 0.9%
139,910	Amphenol Corp. – Class A	6,852,792
Electronic Measuring Instruments – 1.5%
340,844	Trimble Navigation, Ltd.*	11,943,174
Enterprise Software/Services – 0.3%
282,825	PROS Holdings, Inc.*	2,624,616
Finance – Auto Loans – 1.1%
151,015	Credit Acceptance Corp.*	9,145,468
Finance – Consumer Loans – 0.8%
420,015	Cash Store Financial Services, Inc.	6,304,425
Finance – Other Services – 1.5%
702,488	MarketAxess Holdings, Inc.	11,928,246
Footwear and Related Apparel – 2.3%
357,655	Iconix Brand Group, Inc.*	6,258,963
412,910	Wolverine World Wide, Inc.	11,978,519
		18,237,482
Hazardous Waste Disposal – 1.8%
118,510	Clean Harbors, Inc.*	8,029,052
87,610	Stericycle, Inc.*	6,087,143
		14,116,195
Heart Monitors – 0.9%
104,821	HeartWare International, Inc.*	7,207,492
Human Resources – 0.6%
345,500	Resources Connection, Inc.	4,754,080
Internet Applications Software – 0.1%
1,145	e-Seikatsu Co., Ltd.	418,442
Investment Management and Advisory Services – 3.1%
260,653	Eaton Vance Corp.	7,569,363
591,032	Epoch Holding Corp.	7,612,491
149,618	Financial Engines, Inc.*	1,986,927
426,850	Gluskin Sheff + Associates, Inc.	7,581,713
		24,750,494
Machinery – General Industrial – 2.8%
147,110	Roper Industries, Inc.	9,588,630
269,585	Wabtec Corp.	12,883,466
		22,472,096
Medical – Biomedical and Genetic – 1.1%
44,310	Alexion Pharmaceuticals, Inc.*	2,851,792
255,160	Incyte Corp., Ltd.*	4,080,008
113,735	Myriad Genetics, Inc.*	1,866,391
		8,798,191
Medical – Drugs – 0.3%
924,277	Achillion Pharmaceuticals, Inc.*	2,791,317
Medical Information Systems – 1.0%
253,810	athenahealth, Inc.*	8,380,806
Medical Instruments – 1.9%
575,240	Conceptus, Inc.*	7,909,550
123,390	Techne Corp.	7,616,865
		15,526,415

See Notes to Schedules of Investments and Financial Statements.

102 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares		Value

Medical Products – 3.0%
186,760	Haemonetics Corp.*	$10,931,063
216,130	Varian Medical Systems, Inc.*	13,075,864
		24,006,927
Miscellaneous Manufacturing – 0.8%
251,875	FreightCar America, Inc.*	6,196,125
Multimedia – 0.7%
64,560	FactSet Research Systems, Inc.	5,237,753
Oil – Field Services – 1.0%
319,441	PAA Natural Gas Storage L.P.	7,711,306
Oil Companies – Exploration and Production – 0.5%
88,230	Ultra Petroleum Corp. (U.S. Shares)*	3,703,895
Oil Field Machinery and Equipment – 1.6%
356,810	Dresser-Rand Group, Inc.*,**	13,162,721
Pipelines – 1.2%
223,190	Buckeye GP Holdings L.P.	9,644,040
Printing – Commercial – 2.0%
418,798	VistaPrint N.V. (U.S. Shares)*	16,186,543
Real Estate Management/Services – 1.4%
128,810	Jones Lang LaSalle, Inc.	11,112,439
Real Estate Operating/Development – 0.4%
348,800	Rodobens Negocios Imobiliarios S.A.	3,587,586
Recreational Vehicles – 1.6%
192,135	Polaris Industries, Inc.	12,507,989
Retail – Apparel and Shoe – 1.5%
805,030	American Eagle Outfitters, Inc.	12,043,249
Retail – Automobile – 1.8%
239,825	Copart, Inc.*	7,907,030
493,584	Rush Enterprises, Inc.*	6,786,780
		14,693,810
Retail – Catalog Shopping – 1.5%
214,870	MSC Industrial Direct Co. – Class A	11,611,575
Retail – Gardening Products – 1.0%
200,595	Tractor Supply Co.	7,955,598
Retail – Petroleum Products – 1.5%
460,536	World Fuel Services Corp.	11,978,541
Semiconductor Components/Integrated Circuits – 1.9%
1,860,935	Atmel Corp.*	14,813,043
Telecommunication Equipment – 0.4%
134,920	CommScope, Inc.*	3,203,001
Telecommunication Services – 0.6%
213,495	SAVVIS, Inc.*	4,500,475
Theaters – 1.4%
644,565	National CineMedia, Inc.	11,537,714
Therapeutics – 0.6%
256,240	Theravance, Inc.*	5,150,424
Transactional Software – 1.0%
174,290	Solera Holdings, Inc.	7,696,646
Transportation – Marine – 0.5%
865,404	Horizon Lines, Inc. – Class A	3,634,697
Transportation – Services – 1.0%
176,365	Expeditors International of Washington, Inc.	8,153,354
Transportation – Truck – 2.6%
323,685	Landstar System, Inc.	12,500,714
336,597	Old Dominion Freight Line, Inc.*	8,556,296
		21,057,010
Web Hosting/Design – 1.3%
102,115	Equinix, Inc.*,**	10,451,470
Wireless Equipment – 2.6%
509,395	SBA Communications Corp. – Class A*	20,528,619

Total Common Stock (cost $608,872,102)		724,601,942

Money Market – 10.7%
85,525,356	Janus Cash Liquidity Fund LLC, 0% (cost $85,525,356)	85,525,356

Total Investments (total cost $694,397,458) – 101.3%		810,127,298

Security Sold Short – (0.3)%
Retail – Restaurants – (0.3)%
72,645	BJ’s Restaurants, Inc.* (proceeds $1,164,843)	(2,045,683)

Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(8,299,353)

Net Assets – 100%		$799,782,262

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$3,587,586	0.4%
Canada	29,744,014	3.7%
Japan	418,442	0.0%
Netherlands	16,186,543	2.0%
United Kingdom	6,932,539	0.9%
United States††	753,258,174	93.0%

Total	$810,127,298	100.0%

††	Includes Cash Equivalents (82.4% excluding Cash Equivalents)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(2,045,683)	100.0%

Total	$(2,045,683)	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 103

Janus Twenty Fund (unaudited)(closed to new investors)

Fund Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies we believe have large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the eleven-month period ended September 30, 2010, the Fund’s Class T Shares returned 5.84% versus a return of 14.20% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 12.25% over the same period. This underperformance was largely driven by weak performing selections within financials and industrials. Our holdings in consumer discretionary and health care also detracted from relative results. In terms of contributors, our stock selection in information technology, materials and an overweight in telecommunication services aided comparable returns.

Portfolio Manager Comments

Uncertainty over the U.S. and global economies drove market volatility during the period as the influence of macroeconomic factors continued to outweigh individual company performance and overall better-than-expected earnings releases. Despite the volatility, U.S. equity markets and the Fund turned in gains during the period. Concerns over the health of the U.S. and global economies, along with the resulting elevated correlations across stock prices remain a dominant theme in the market and have somewhat handicapped the Fund’s relative performance over the year in our view. In addition, large sums of money still sit on the sidelines or in U.S. Treasuries and other fixed income investments. We think strong money flows into fixed income assets over the past several months and the overall hesitation of investors to move into equities have contributed to a difficult market for large-cap equities overall.

We continue to believe the individual businesses we own are executing very well as evidenced by strong free cash flows and growing customer bases. For instance, many of our holdings continued to gain market share, demonstrate pricing power and generate high free cash flows. But their valuations have not followed this strong performance. In fact, reactions have been somewhat asymmetric. Companies that beat expectations across the board saw their stocks rise only a few points, while firms that missed the consensus earnings numbers witnessed relatively sharp declines in their stock prices. We think this reflects risk aversion more so than it reveals a healthy spirit of skepticism and that over time, stock prices of our holdings will more closely reflect the long-term cash flow streams and performance of the underlying businesses, which we think will continue to improve.

While we are disappointed that the market has not rewarded our holdings for recent strong operating results, we do not focus on short-term results. Our investment philosophy is to invest with conviction in companies that we believe have a multiyear opportunity to grow the value of their enterprises. We do this by focusing on how companies are executing against their long-term strategies. We believe investing with this approach is the best strategy for generating long-term returns for our investors. Despite short-term periods of irrationality, over the long term, stocks tend to move in line with the cash flow generation and strategic execution of businesses.

Global companies positioned to benefit from growth in emerging markets, particularly in Asia, remain attractive to us. Some of these include financial services firms, mining companies and consumer product companies. Concerns over financial regulations and reforms and a flattening yield curve have continued to weigh on brokerage companies, such as Charles Schwab, and banks, like Bank of America. While the environment has been somewhat difficult and uncertain for these companies, we believe that these, and our other holdings within the space, are well capitalized and have strong franchises with a history of generating good returns. We believe the market is wrongly discounting the current interest rate and regulatory environment into perpetuity. Companies with differentiated brands, pricing power and a strong and growing market presence, such as Apple and Anheuser-Busch InBev, continued to be top holdings within the portfolio through period end. Anheuser-Busch InBev has been able to raise its prices, improve its free cash flows and pay down debt, while Apple continued its growth, particularly abroad. Crown Castle has seen demand for

104 | SEPTEMBER 30, 2010

(unaudited)(closed to new investors)

space on its towers rise amid growing demand from wireless carriers to expand and improve network capacity. We remain focused on finding companies we believe have a competitive advantage and strong growth prospects over a multiyear period. We continuously and rigorously test our thesis against new data points and if appropriate, redeploy capital when we think a thesis has been violated. Exiting our long-term position in Research In Motion (RIM), which has been a winner for the Fund overall, is an example of this discipline. While we believe RIM could still be a big beneficiary of growing smart phone usage, we saw a more difficult pricing and competitive environment for the company and felt there were more appealing options elsewhere.

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the portfolio. During the period we sold put and call options on individual stocks we owned with the net effect on the Fund being slightly positive. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Stocks that Detracted from Performance

Wireless communication device maker RIM trended lower during the period amid disappointing results. As we mentioned above, we decided to sell our position in favor of more compelling opportunities that provide exposure to the trend in the mobile and wireless space.

Exposure to the euro and patent risks weighed on shares of Gilead Sciences, Inc. during the period. We think this biotechnology company has attractive cash flows and growth potential. While we trimmed our exposure during the period, we have confidence in management’s ability to ensure profitability over the long term.

Bank of America (BAC), a bank and financial holding company and new position during the period, was another detractor amid continuing concerns over financial reform. We still believe the company has a dominant banking and brokerage franchise. While a lack of clarity surrounding capital requirements and the regulatory environment could continue to represent a headwind for BAC, we think the company is well capitalized with a strong low-cost deposit franchise and in a position to increase loan volume and generate strong returns from its brokerage operations.

Stocks that Contributed to Performance

Apple, Inc. has been a long-term holding in the portfolio and remained a top position largely because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. The company continues to execute well in our view and may be in the early stages of its market share gains globally. We see Apple, Inc. continuing to be a dominant player in the smart phone market; its hardware and software integration remains a key driver of its market share gains in the personal computing space.

Global brewer Anheuser-Busch InBev (ABI) remained a top holding through period end as well. We believe the company continues to execute well and has seen improving pricing power. We think ABI is well positioned and has a strong management team with a history of controlling costs and improving margins.

Oracle Corp., an enterprise software company, remains an attractive holding to us because of its recurring maintenance contracts, dominant market share and pricing power. We believe this combination positions it to do well in a variety of economic environments.

Outlook

Looking ahead, our economic outlook has not changed. We do not expect the U.S. economy to slip into a “double-dip” recession, but we do not see strong economic growth either. Emerging markets are likely to be key drivers of global growth over the near term. It remains unclear to us when money flows could begin to move away from bonds and more towards equities. We think the strong rally in bonds, the resulting low yields and investors’ demand for higher returns make this transition inevitable, but timing remains uncertain. In the meantime, our main focus continues to be individual stock selection and finding companies that are gaining market share profitably. While a better economic backdrop would be a nice tailwind for our holdings, we continue to look for opportunities with company-specific drivers that suggest a long-term distinct competitive advantage, both in the U.S. and abroad.

Thank you for your investment in Janus Twenty Fund. We look forward to reporting results in the future.

Janus Growth & Core Funds | 105

Janus Twenty Fund (unaudited)(closed to new investors)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	4.48%
Anheuser-Busch InBev N.V.	1.47%
Oracle Corp.	1.28%
Celgene Corp.	0.90%
Crown Castle International Corp.	0.83%

5 Bottom Performers – Holdings

Contribution

Research In Motion, Ltd. (U.S. Shares)	–0.89%
Gilead Sciences, Inc.	–0.85%
Bank of America Corp.	–0.76%
Petroleo Brasileiro S.A. (ADR)	–0.74%
Yahoo!, Inc.	–0.67%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	4.45%	35.58%	32.18%
Consumer Staples	1.15%	11.97%	14.25%
Telecommunication Services	1.00%	3.07%	0.68%
Health Care	0.74%	15.96%	14.24%
Materials	0.71%	4.12%	4.15%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	–1.02%	16.70%	4.97%
Energy	–0.85%	3.26%	5.81%
Utilities	0.00%	0.00%	0.66%
Industrials	0.44%	2.13%	11.23%
Consumer Discretionary	0.45%	7.21%	11.83%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 800.525.3713 or visit janus.com/allfunds.
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

106 | SEPTEMBER 30, 2010

(unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Apple, Inc. Computers	11.9%
Celgene Corp. Medical – Biomedical and Genetic	7.0%
Anheuser-Busch InBev N.V. Brewery	5.4%
Oracle Corp. Enterprise Software/Services	5.1%
Cisco Systems, Inc. Networking Products	4.8%

34.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 3.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

Janus Growth & Core Funds | 107

Janus Twenty Fund (unaudited)(closed to new investors)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	5.91%	3.00%	4.75%	–1.64%	11.78%	0.81%

Janus Twenty Fund – Class T Shares(1)	5.84%	2.93%	4.73%	–1.64%	11.78%	0.94%

Russell 1000® Growth Index	14.20%	12.65%	2.06%	–3.44%	9.46%

S&P 500® Index	12.25%	10.16%	0.64%	–0.43%	10.14%

Lipper Quartile – Class T Shares	–	4th	1st	2nd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	839/852	13/614	92/344	2/32

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

108 | SEPTEMBER 30, 2010

(unaudited)(closed to new investors)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Twenty Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Twenty Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$943.70	$4.29

Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$943.20	$4.82

Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio of 0.88% for Class D Shares and 0.99% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 for Class T Shares (to reflect the one-half year period).
*	Formerly named Class J Shares.

Janus Growth & Core Funds | 109

Janus Twenty Fund

Schedule of Investments

As of September 30, 2010

Shares		Value

Common Stock – 97.2%
Agricultural Chemicals – 1.2%
410,650	Syngenta A.G.	$102,144,253
Automotive – Cars and Light Trucks – 2.5%
17,839,440	Ford Motor Co.*	218,354,746
Brewery – 5.4%
8,054,323	Anheuser-Busch InBev N.V.	473,140,172
2,849,864	Anheuser-Busch InBev N.V. – VVPR Strip*	11,654
		473,151,826
Cellular Telecommunications – 0.9%
1,398,870	America Movil S.A.B. de C.V. – Series L (ADR)	74,601,737
Chemicals – Diversified – 1.2%
7,274,691	Israel Chemicals, Ltd.	102,857,470
Commercial Banks – 2.0%
6,071,441	Standard Chartered PLC	174,442,610
Computers – 11.9%
3,659,243	Apple, Inc.*,**	1,038,310,200
Cosmetics and Toiletries – 1.3%
1,531,570	Colgate-Palmolive Co.	117,716,470
Diversified Banking Institutions – 6.7%
23,398,400	Bank of America Corp.**	306,753,023
661,775	Goldman Sachs Group, Inc.	95,679,430
4,880,950	JPMorgan Chase & Co.**	185,817,767
		588,250,220
E-Commerce/Services – 4.1%
14,620,089	eBay, Inc.*	356,730,172
Electric Products – Miscellaneous – 0.1%
66,887	LG Electronics, Inc.	5,638,143
Electronic Components – Miscellaneous – 1.9%
5,826,395	Tyco Electronics, Ltd. (U.S. Shares)	170,247,262
Electronic Connectors – 1.2%
2,188,770	Amphenol Corp. – Class A	107,205,955
Enterprise Software/Services – 5.1%
16,611,393	Oracle Corp.	446,015,902
Finance – Investment Bankers/Brokers – 1.8%
11,248,189	Charles Schwab Corp.	156,349,827
Finance – Other Services – 1.8%
608,545	CME Group, Inc.	158,495,545
Industrial Automation and Robotics – 0.6%
438,000	Fanuc, Ltd.	55,564,566
Life and Health Insurance – 2.4%
21,020,513	Prudential PLC	210,361,399
Medical – Biomedical and Genetic – 9.4%
10,696,258	Celgene Corp.*	616,211,422
4,564,776	Gilead Sciences, Inc.*	162,551,673
1,411,275	Vertex Pharmaceuticals, Inc.*	48,787,777
		827,550,872
Multi-Line Insurance – 2.0%
3,036,635	ACE, Ltd. (U.S. Shares)	176,883,989
Multimedia – 3.3%
21,907,460	News Corp. – Class A	286,111,428
Networking Products – 4.8%
19,067,870	Cisco Systems, Inc.*	417,586,353
Oil Companies – Integrated – 2.2%
5,052,393	BG Group PLC	88,828,078
2,907,472	Petroleo Brasileiro S.A. (ADR)	105,454,009
		194,282,087
Optical Supplies – 2.7%
1,393,787	Alcon, Inc. (U.S. Shares)	232,469,734
Real Estate Operating/Development – 1.0%
17,771,000	Hang Lung Properties, Ltd.	86,671,217
Retail – Apparel and Shoe – 2.4%
7,915,160	Limited Brands, Inc.	211,967,985
Retail – Drug Store – 2.8%
7,882,597	CVS Caremark Corp.	248,065,328
Soap and Cleaning Preparations – 1.2%
1,842,363	Reckitt Benckiser Group PLC	101,407,878
Transportation – Services – 2.9%
3,847,350	United Parcel Service, Inc. – Class B	256,579,772
Web Portals/Internet Service Providers – 7.7%
782,686	Google, Inc. – Class A*	411,528,471
18,802,790	Yahoo!, Inc.*	266,435,534
		677,964,005
Wireless Equipment – 2.7%
5,439,000	Crown Castle International Corp.*	240,131,850

Total Common Stock (cost $6,226,044,328)		8,514,110,801

Money Market – 3.4%
297,523,000	Janus Cash Liquidity Fund LLC, 0% (cost $297,523,000)	297,523,000

Total Investments (total cost $6,523,567,328) – 100.6%		8,811,633,801

Liabilities, net of Cash, Receivables and Other Assets** – (0.6)%		(56,275,015)

Net Assets – 100%		$8,755,358,786

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$473,151,826	5.4%
Brazil	105,454,009	1.2%
Hong Kong	86,671,217	1.0%
Israel	102,857,470	1.2%
Japan	55,564,566	0.6%
Mexico	74,601,737	0.8%
South Korea	5,638,143	0.1%
Switzerland	681,745,237	7.7%
United Kingdom	575,039,964	6.5%
United States††	6,650,909,632	75.5%

Total	$8,811,633,801	100.0%

††	Includes Cash Equivalents (72.1% excluding Cash Equivalents)

Schedule of Written Options – Calls	Value

Apple, Inc. expires January 2011 3,659 contracts exercise price $288.00	$(6,892,839)

See Notes to Schedules of Investments and Financial Statements.

110 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Value

Bank of America Corp. expires January 2011 23,398 contracts exercise price $18.00	$(216,436)
JPMorgan Chase & Co. expires January 2011 4,880 contracts exercise price $46.00	(169,264)

Total Written Options – Calls
(premiums received $10,315,504)	$(7,278,539)

Schedule of Written Options – Puts
Apple, Inc. expires January 2011 3,659 contracts exercise price $192.00	$(488,612)
Bank of America Corp. expires January 2011 23,398 contracts exercise price $12.00	(1,576,642)
JPMorgan Chase & Co. expires January 2011 4,880 contracts exercise price $31.00	(416,334)

Total Written Options – Puts
(premiums received $8,014,361)	$(2,481,588)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 111

Janus Venture Fund (unaudited)(closed to new investors)

Fund Snapshot
We believe that investing in small companies with recurring revenue and that are poised for growth will allow us to outperform our benchmark and peers over time. We emphasize businesses with strong management teams, long-term earnings growth and an attractive risk/reward.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance Overview

For the 11-month period ended September 30, 2010, Janus Venture Fund’s Class T Shares returned 21.72%. The Fund’s primary and secondary benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned 23.36% and 21.60%, respectively, over the same period.

Portfolio Management Update

We assumed portfolio management responsibility of the Fund on July 1, 2010. We were fortunate to have worked closely with Will Bales, the prior portfolio manager, throughout our careers at Janus and believe the portfolio management transition has been relatively seamless. To give you some background, we both began our careers as small-cap research analysts covering stocks across all sectors. We have over 20 years of combined experience analyzing and investing in small-cap growth companies. We have also had the privilege of managing Janus Triton Fund since July 1, 2006. Like the Fund, Janus Triton Fund invests primarily in small-cap companies but has more flexibility to move up market into the mid-cap space. We believe our broad and diverse experience has prepared us well as stewards of your capital.

We have made modest changes to the portfolio since July 1, including reducing the number of holdings by approximately 10% and increasing the weighted average market capitalization of the portfolio from $1.2 billion to approximately $1.5 billion. However, the one thing that will not change is our commitment to the application of in-depth research to uncover what we believe are the best small-cap growth companies in the U.S.

Investment Process and Philosophy

Our investment philosophy centers on the concept of sustainable competitive advantage. Over 20 years of combined experience in the small-cap space has taught us that smaller companies that demonstrate success inevitably face competition; for this reason, we believe it’s crucial that we construct a portfolio of companies that will be able to defend their positions against this competition. We prefer companies that have differentiated products or services that benefit from high barriers to entry, and that have the ability to consistently increase the prices that they charge.

Another key tenant of our investment philosophy is a belief that there is no substitute for quality. We gravitate to companies that have recurring revenues, high operating leverage, improving returns on capital and management teams with proven track records of success. Over the long-term, we believe high-quality companies are much more likely to create shareholder value than low quality companies.

Uncovering companies with sustainable competitive advantages is only half the battle. An equally important component of our investment process is how we construct the portfolio. Owing to the inherent volatility in the small-cap space, we believe a diversified portfolio of 80 to 120 stocks with a maximum initial position size of 3% is the best way to fulfill our goal of generating strong risk-adjusted returns. A focus on valuation and each individual security’s risk-reward profile are key components of our portfolio construction process.

Over the last 10 years we have come to appreciate that in small-cap investing knowing what to look out for is equally as important as knowing what to look for. If we can avoid the pitfalls and hazards that can trip up other investors we believe that we will be ahead of the game. The co-PM structure centered on collaboration is designed to minimize mistakes and force discipline around our process and philosophy.

Key Detractors and Contributors

Our holdings in information technology weighed on performance relative to the Fund’s benchmark. Among individual detractors, online printing company VistaPrint N.V. declined late in the period. The company saw revenue growth decelerate in its European market causing June quarter revenues and forward guidance to come in lower

112 | SEPTEMBER 30, 2010

(unaudited)(closed to new investors)

than expectations. Despite this disappointment, we believe that the company’s competitive advantage is still solidly intact, that its addressable market remains very large, and that the business model is of high quality. We added to the position after the revenue shortfall.

Genoptix, Inc., a laboratory service company focused on the hematology market, posted lower-than-expected revenues for two consecutive quarters. Lower health-care volumes combined with competitive pressures were the primary culprits. We decided to exit the position in favor of what we felt were better opportunities.

Intermap Technologies Corp., which is building a large database of high-resolution 3D mapping data, also weighed on performance. Management turnover and a deteriorating balance sheet caused us to sell the Fund’s position in Intermap.

Among positive contributors, semiconductor manufacturer Atmel Corp. returned almost 114% during the period. The company recently completed the final steps in a multiyear restructuring through which it divested high cost fabrication plants and low-margin business units. The microcontroller unit that remains is an excellent business in our opinion with high margins, strong growth prospects, and improving returns on capital. Additionally, a newly introduced product called maXTouch has gained significant market share in devices that incorporate touch screens. We believe that the outlook for Atmel remains very good.

SXC Health Solutions Corp., a pharmacy benefit manager (PBM), was also a key contributor. SXC’s transparent, transaction based business model has led to strong organic growth and new customer wins. In addition, we believe the company has successfully augmented its overall market position and growth profile through acquisitions of smaller competitors. Given the coming wave of generic drug conversion and fragmented competitive set, we believe SXC is well positioned for continued growth.

LPS Brasil Consultoria de Imoveis S.A. also rose significantly. This Brazil-based real estate brokerage and consulting services firm has benefited from the housing shortage and increased activity driven by the Brazilian Government stimulus programs.

Derivatives

The Fund employed some basic derivative strategies during the period. These strategies included selling put and call options at or around our research-driven target prices in an effort to generate income and exercise price discipline for purchases and sales of the underlying stock or security. We also utilized long put options in some cases in an effort to hedge downside risk in individual positions. After taking over management on July 1, we closed out all derivative positions and did not put in place any new positions. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Final Thoughts

We believe the economic recovery faces many challenges as the deleveraging process (consumers foregoing consumption in favor of debt repayment) acts as an impediment to strong economic growth. The consumer, which plays a pivotal role in the overall health and growth of the domestic economy, faces numerous headwinds. The U.S. economy continues to experience high rates of unemployment coupled with a prolonged slump in the housing market. As a result, Consumer Confidence levels remain depressed and are more indicative of recessionary levels than expansionary ones. However, despite a less favorable macro climate, our research continues to uncover what we believe are exciting growth companies that are demonstrating resilience and growth.

Our goal is to find companies that can perform well and deliver strong financial results regardless of the macro environment– we want to find companies that can perform great in a good environment and good in a bad environment. Given the large universe of small-cap stocks, we believe there are ample opportunities to find what we consider high quality small-cap growth companies regardless of macro conditions. As stewards of your capital, we remain committed to finding these unique growth companies.

In closing, we would like to express our thanks to Will Bales for his guidance and leadership. We owe Will a tremendous debt of gratitude for his role as our mentor in small-cap growth investing. Will’s patience and understanding have been an invaluable part of helping us hone our investment process and philosophy. We have learned many valuable lessons along the way and believe they will serve us well as portfolio managers of the Fund.

Thank you for your continued investment in Janus Venture Fund.

Janus Growth & Core Funds | 113

Janus Venture Fund (unaudited)(closed to new investors)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	1.91%
SXC Health Solutions Corp. (U.S. Shares)	1.58%
LPS Brasil Consultoria de Imoveis S.A.	1.27%
Ultimate Software Group, Inc.	1.18%
LivePerson, Inc.	1.05%

5 Bottom Performers – Holdings

Contribution

VistaPrint N.V. (U.S. Shares)	–0.69%
Genoptix, Inc.	–0.47%
Intermap Technologies Corp.	–0.39%
Myriad Genetics, Inc.	–0.38%
Deer Consumer Products, Inc.	–0.34%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	9.05%	33.57%	26.49%
Health Care	4.64%	21.89%	23.19%
Consumer Discretionary	4.36%	17.80%	17.09%
Financials	2.09%	6.10%	5.56%
Industrials	1.61%	12.27%	15.22%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	–0.09%	0.01%	0.18%
Other**	–0.02%	0.23%	0.00%
Consumer Staples	–0.01%	0.14%	3.66%
Materials	0.57%	1.94%	3.06%
Energy	0.68%	3.87%	4.11%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 800.525.3713 or visit janus.com/allfunds.
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

114 | SEPTEMBER 30, 2010

(unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Atmel Corp. Semiconductor Components/Integrated Circuits	2.9%
CoStar Group, Inc. Commercial Services	2.3%
SBA Communications Corp. – Class A Wireless Equipment	2.2%
VistaPrint N.V. (U.S. Shares) Printing – Commercial	2.2%
Wabtec Corp. Machinery – General Industrial	2.0%

11.6%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 1.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

Janus Growth & Core Funds | 115

Janus Venture Fund (unaudited)(closed to new investors)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010						per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund
	9/30/10	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund – Class D Shares(1)	21.82%	15.63%	3.29%	–0.25%	11.35%	0.90%

Janus Venture Fund – Class T Shares(1)	21.72%	15.53%	3.27%	–0.26%	11.35%	1.03%

Russell 2000® Growth Index	23.36%	14.79%	2.35%	–0.13%	6.78%

Russell 2000® Index	21.60%	13.35%	1.60%	4.00%	8.95%

Lipper Quartile – Class T Shares	–	2nd	1st	3rd	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	225/530	98/396	136/223	2/10

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

See important disclosures on the next page.

116 | SEPTEMBER 30, 2010

(unaudited)(closed to new investors)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives, short sales, and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Venture Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Venture Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective July 1, 2010, Chad Meade and Brian Schaub are co-portfolio managers of Janus Venture Fund.

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,004.50	$4.32

Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,003.80	$4.87

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.91

†	Expenses are equal to the annualized expense ratio of 0.86% for Class D Shares and 0.97% for Class T Shares multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).
*	Formerly named Class J Shares.

Janus Growth & Core Funds | 117

Janus Venture Fund

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Common Stock – 94.4%
Aerospace and Defense – 1.1%
191,290	TransDigm Group, Inc.*	$11,869,545
Agricultural Chemicals – 1.2%
497,730	Intrepid Potash, Inc.*	12,975,821
Apparel Manufacturers – 3.5%
635,810	Carter’s, Inc.*	16,740,878
422,480	Maidenform Brands, Inc.*	12,188,548
173,506	Under Armour, Inc. – Class A*	7,814,710
		36,744,136
Applications Software – 0.8%
1,608,323	inContact, Inc.*,£	3,731,309
264,620	RealPage, Inc.*	5,048,950
		8,780,259
Auction House – Art Dealer – 1.6%
814,186	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	16,910,643
Audio and Video Products – 1.9%
524,085	DTS, Inc.*	20,004,324
Broadcast Services and Programming – 1.7%
780,529	DG FastChannel, Inc.*	16,976,506
748,777	Genius Products, Inc.*,°° ,§,£	771,240
		17,747,746
Business to Business/E-Commerce – 0.1%
46,125	ChinaCache International Holdings, Ltd.	614,385
Commercial Services – 5.2%
486,155	CoStar Group, Inc.*	23,680,609
262,425	HMS Holdings Corp.*	15,467,330
878,256	Standard Parking Corp.*,£	15,018,178
		54,166,117
Commercial Services – Finance – 2.3%
482,090	Cardtronics, Inc.*	7,438,649
905,254	Euronet Worldwide, Inc.*	16,285,519
		23,724,168
Computer Services – 1.8%
2,274,676	LivePerson, Inc.*,£	19,107,278
Computer Software – 2.1%
975,363	Convio, Inc.*,£	8,992,847
257,120	Envestnet, Inc.*	2,689,475
680,744	SS&C Technologies Holdings, Inc.*	10,755,755
		22,438,077
Computers – Integrated Systems – 0.6%
152,790	Micros Systems, Inc.*	6,467,601
Consulting Services – 1.4%
489,373	Gartner, Inc.*	14,407,141
Consumer Products – Miscellaneous – 1.1%
359,738	Jarden Corp.	11,198,644
Decision Support Software – 1.3%
405,480	MSCI, Inc.*	13,465,991
Diagnostic Equipment – 0.9%
206,386	Gen-Probe, Inc.*	10,001,466
Distribution/Wholesale – 2.2%
211,376	MWI Veterinary Supply, Inc.*	12,200,623
284,536	Wesco International, Inc.*	11,179,419
		23,380,042
Diversified Operations – 0.8%
304,060	Barnes Group, Inc.	5,348,415
867,990	Digital Domain – Private Placementmu ,°° ,§	3,037,965
		8,386,380
Educational Software – 1.8%
526,089	Blackboard, Inc.*	18,960,248
Electronic Components – Semiconductors – 1.3%
948,530	Ceva, Inc.*	13,563,979
E-Marketing/Information – 0.8%
376,360	Constant Contact, Inc.*	8,065,395
Enterprise Software/Services – 2.0%
100,340	Concur Technologies, Inc.*	4,960,810
68,290	Microstrategy, Inc.*	5,914,597
391,068	Omnicell, Inc.*	5,115,169
137,713	Ultimate Software Group, Inc.*,£	5,321,230
		21,311,806
Finance – Auto Loans – 1.0%
167,965	Credit Acceptance Corp.*	10,171,960
Finance – Consumer Loans – 1.0%
672,745	Cash Store Financial Services, Inc.	10,097,902
Finance – Other Services – 1.0%
641,740	MarketAxess Holdings, Inc.	10,896,745
Footwear and Related Apparel – 1.6%
563,319	Wolverine World Wide, Inc.	16,341,884
Hazardous Waste Disposal – 1.0%
148,785	Clean Harbors, Inc.*	10,080,184
Heart Monitors – 0.5%
71,650	HeartWare International, Inc.*	4,926,654
Human Resources – 2.0%
802,135	Resources Connection, Inc.	11,037,378
407,945	SuccessFactors, Inc.*	10,243,499
		21,280,877
Industrial Audio and Video Products – 0.6%
388,262	Imax Corp. (U.S. Shares)*	6,546,097
Internet Applications Software – 1.6%
328,785	IntraLinks Holdings, Inc.*	5,559,754
621,932	Vocus, Inc.*	11,493,304
		17,053,058
Internet Content – Information/News – 1.3%
1,646,555	Health Grades, Inc.*,£	13,485,285
Investment Management and Advisory Services – 1.1%
561,127	Epoch Holding Corp.	7,227,316
299,653	Financial Engines, Inc.*	3,979,392
		11,206,708
Machinery – General Industrial – 2.0%
441,636	Wabtec Corp.	21,105,784
Medical – Biomedical and Genetic – 2.2%
360,725	Acorda Therapeutics, Inc.*	11,911,139
677,130	Incyte Corp., Ltd.*	10,827,309
		22,738,448

See Notes to Schedules of Investments and Financial Statements.

118 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Medical – Drugs – 0.2%
802,672	Achillion Pharmaceuticals, Inc.*	$2,424,069
Medical Information Systems – 1.1%
334,970	athenahealth, Inc.*	11,060,709
Medical Instruments – 3.0%
705,455	Conceptus, Inc.*	9,700,006
314,560	NuVasive, Inc.*	11,053,638
171,105	Techne Corp.	10,562,312
		31,315,956
Medical Labs and Testing Services – 0.8%
413,386	Bio-Reference Labs, Inc.*	8,623,232
Medical Products – 1.5%
730,565	PSS World Medical, Inc.*	15,619,480
Motion Pictures and Services – 1.0%
1,450,313	Lions Gate Entertainment Corp. (U.S. Shares)*	10,659,801
Oil – Field Services – 0.9%
406,366	PAA Natural Gas Storage L.P.	9,809,675
Oil Field Machinery and Equipment – 2.7%
471,025	Dresser-Rand Group, Inc.*	17,376,112
173,855	Dril-Quip, Inc.*	10,798,134
		28,174,246
Pharmacy Services – 2.3%
278,130	Catalyst Health Solutions, Inc.*	9,792,957
400,390	SXC Health Solutions Corp. (U.S. Shares)*	14,602,224
		24,395,181
Printing – Commercial – 2.2%
585,328	VistaPrint N.V. (U.S. Shares)*	22,622,927
Real Estate Management/Services – 1.9%
1,094,577	LPS Brasil Consultoria de Imoveis S.A.	19,701,998
Recreational Vehicles – 1.4%
230,093	Polaris Industries, Inc.	14,979,054
Retail – Automobile – 0.3%
264,422	Rush Enterprises, Inc.*	3,635,803
Retail – Building Products – 1.1%
455,290	Lumber Liquidators Holdings, Inc.*	11,186,475
Retail – Discount – 0.4%
337,523	Gordmans Stores, Inc.*	3,898,391
Retail – Petroleum Products – 1.6%
644,470	World Fuel Services Corp.	16,762,665
Retail – Propane Distribution – 1.0%
355,281	Inergy Holdings L.P.	10,736,592
Savings/Loan/Thrifts – 0.5%
260,270	Fox Chase BanCorp, Inc.*	2,462,154
265,575	Northwest Bancshares, Inc.	2,971,784
		5,433,938
Schools – 0.4%
207,874	Grand Canyon Education, Inc.*	4,558,677
Semiconductor Components/Integrated Circuits – 2.9%
3,778,340	Atmel Corp.*	30,075,586
Telecommunication Services – 1.0%
517,205	SAVVIS, Inc.*	10,902,681
Theaters – 1.6%
964,882	National CineMedia, Inc.	17,271,388
Transactional Software – 1.0%
231,245	Solera Holdings, Inc.	10,211,779
Transportation – Marine – 0.7%
1,677,523	Horizon Lines, Inc. – Class A£	7,045,597
Transportation – Truck – 2.3%
362,733	Landstar System, Inc.	14,008,749
409,570	Old Dominion Freight Line, Inc.*	10,411,269
		24,420,018
Virtual Reality Products – 1.1%
611,775	RealD, Inc.*	11,311,720
Water Treatment Systems – 1.0%
407,150	Nalco Holding Co.	10,264,252
Web Hosting/Design – 1.9%
659,025	NIC, Inc.*	5,463,317
551,833	Rackspace Hosting, Inc.*	14,336,622
		19,799,939
Wireless Equipment – 2.2%
573,585	SBA Communications Corp. – Class A*	23,115,476

Total Common Stock (cost $780,617,437)		990,240,083

Promissory Note – 0%
Broadcast Services and Programming – 0%
$2,000,000	Genius Products, Inc. – Private Placement, 5.0000% – expires 12/31/10°° ,§ (cost $2,000,000)	500,000

Warrants – 0%
Automotive – Truck Parts and Equipment – Replacement – 0%
88,303	Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12°° ,§	27,776
Networking Products – 0%
2,090	Lantronix, Inc. – expires 2/9/11°° ,ß	0

Total Warrants (cost $198,682)		27,776

Money Market – 5.8%
60,569,869	Janus Cash Liquidity Fund LLC, 0% (cost $60,569,869)	60,569,869

Total Investments (total cost $843,385,988) – 100.2%		1,051,337,728

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(2,192,356)

Net Assets – 100%		$1,049,145,372

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$19,701,998	1.9%
Canada	58,816,667	5.6%
Cayman Islands	614,385	0.1%
Netherlands	22,622,927	2.1%
United States††	949,581,751	90.3%

Total	$1,051,337,728	100.0%

††	Includes Cash Equivalents (84.5% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 119

Statements of Assets and Liabilities

	Janus	Janus	Janus			Janus Growth	Janus	Janus		Janus	Janus
As of September 30, 2010	Balanced	Contrarian	Enterprise	Janus Forty	Janus	and Income	Research	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Fund	Fund	Fund	Core Fund	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$5,337,721	$3,857,081	$1,887,474	$5,646,572	$6,459,440	$3,152,293	$490,071	$2,625,663	$694,397	$6,523,567	$843,386
Unaffiliated investments at value	$5,817,672	$3,838,927	$2,370,878	$6,203,071	$7,987,579	$3,424,400	$553,740	$3,147,065	$724,602	$8,514,111	$917,295
Affiliated investments at value	-	359,334	-	-	-	-	-	-	-	-	73,473
Affiliated money market investments	41,083	-	29,411	518,980	114,920	118,111	51	-	85,525	297,523	60,570
Cash	184	60	228	570	1,415	172	38	5,503	-	497	1
Cash denominated in foreign currency(1)	258	3,057	-	3,551	-	221	264	131	-	4,375	4
Restricted cash (Note 1)	-	16,849	-	6,050	28,739	-	-	-	-	8,750	-
Deposits with broker for short sales	-	49,643	-	-	90,498	-	-	-	1,165	-	-
Receivables:
Investments sold	68,706	108,033	14,875	14,784	35,338	26,279	1,520	52,979	4,334	25,094	3,548
Fund shares sold	12,264	1,409	5,042	12,611	7,462	20,681	59	1,971	6,512	2,349	112
Dividends	8,805	3,323	3,433	4,595	14,415	9,256	1,302	5,250	497	7,506	166
Interest	30,868	-	-	-	-	1,952	-	-	-	-	148
Non-interested Trustees’ deferred compensation	160	111	65	181	220	96	15	86	21	237	28
Other assets	290	67	1,367	109	458	313	30	7,117	7	172	17
Forward currency contracts	234	260	5	-	864	53	58	771	-	-	-
Total Assets	5,980,524	4,381,073	2,425,304	6,764,502	8,281,908	3,601,534	557,077	3,220,873	822,663	8,860,614	1,055,362
Liabilities:
Payables:
Short sales, at value(2)	-	46,888	-	-	96,393	-	-	-	2,046	-	-
Options Written, at value(3)	-	14,943	-	6,857	30,339	-	-	-	-	9,760	-
Swap Contracts	-	5,958	-	-	506	-	-	-	-	-	-
Due to Custodian	-	-	-	-	-	-	-	-	165	-	-
Investments purchased	54,199	191,186	5,721	56,893	24,287	25,293	8	31,575	19,123	74,614	4,801
Fund shares repurchased	7,208	3,035	3,100	69,854	8,570	23,582	654	1,683	847	13,117	468
Dividends and distributions	1,974	14	4	-	-	264	1	-	-	-	-
Advisory fees	2,617	1,996	1,235	2,933	4,004	1,777	473	1,621	378	4,504	527
Administrative services fees - Class D Shares	95	206	77	N/A	453	172	29	168	21	472	79
Administrative services fees - Class R Shares	24	1	10	48	-	-	-	N/A	1	N/A	N/A
Administrative services fees - Class S Shares	125	2	43	604	15	12	4	-	1	N/A	N/A
Administrative services fees - Class T Shares(4)	595	343	161	6	596	331	45	269	79	776	41
Distribution fees and shareholder servicing fees - Class A Shares	103	15	15	184	73	4	1	-	7	N/A	N/A
Distribution fees and shareholder servicing fees - Class C Shares	332	51	19	497	5	4	6	-	12	N/A	N/A
Distribution fees and shareholder servicing fees - Class R Shares	48	2	21	96	1	1	-	N/A	2	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	125	2	43	604	15	12	4	-	1	N/A	N/A
Administrative, networking and omnibus fees - Class A Shares	71	45	49	317	55	10	4	-	3	N/A	N/A
Administrative, networking and omnibus fees - Class C Shares	31	76	31	194	4	4	9	-	2	N/A	N/A
Administrative, networking and omnibus fees - Class I Shares	16	9	-	125	1	-	-	-	-	N/A	N/A
Non-interested Trustees’ fees and expenses	-	11	11	7	21	12	2	6	-	27	2
Non-interested Trustees’ deferred compensation fees	160	111	65	181	220	96	15	86	21	237	28
Foreign tax liability	-	6,289	-	-	-	-	-	-	-	-	-
Accrued expenses and other payables	461	1,044	709	349	3,302	866	309	973	172	1,748	271
Forward currency contracts	1,811	128	785	-	3,556	1,348	388	1,691	-	-	-
Total Liabilities	69,995	272,355	12,099	139,749	172,416	53,788	1,952	38,072	22,881	105,255	6,217
Net Assets	$5,910,529	$4,108,718	$2,413,205	$6,624,753	$8,109,492	$3,547,746	$555,125	$3,182,801	$799,782	$8,755,359	$1,049,145

120 | September 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Assets and Liabilities (continued)

	Janus	Janus	Janus			Janus Growth	Janus	Janus		Janus	Janus
As of September 30, 2010	Balanced	Contrarian	Enterprise	Janus Forty	Janus	and Income	Research	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Fund	Fund	Fund	Core Fund	Fund	Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,203,287	$4,672,672	$2,333,940	$6,733,402	$8,813,431	$4,045,370	$651,335	$3,582,675	$677,180	$6,664,975	$987,664
Undistributed net investment income/(loss)*	7,267	6,705	(59)	(329)	27,881	1,456	3,330	16,985	(23)	2,147	(28)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	180,312	(904,151)	(432,705)	(1,189,916)	(2,372,579)	(888,253)	(162,949)	(937,248)	7,778	(208,416)	(146,442)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(5)	519,663	333,492	512,029	1,081,596	1,640,759	389,173	63,409	520,389	114,847	2,296,653	207,951
Total Net Assets	$5,910,529	$4,108,718	$2,413,205	$6,624,753	$8,109,492	$3,547,746	$555,125	$3,182,801	$799,782	$8,755,359	$1,049,145
Net Assets - Class A Shares	$513,494	$73,013	$75,980	$854,798	$383,332	$18,894	$4,754	$1,805	$40,333	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,461	5,226	1,457	27,572	14,296	663	243	68	2,749	N/A	N/A
Net Asset Value Per Share(6)	$25.10	$13.97	$52.14	$31.00	$26.81	$28.50	$19.55	$26.30	$14.67	N/A	N/A
Maximum Offering Price Per Share(7)	$26.63	$14.82	$55.32	$32.89	$28.45	$30.24	$20.74	$27.90	$15.56	N/A	N/A
Net Assets - Class C Shares	$412,414	$63,203	$23,449	$612,674	$5,687	$4,824	$7,472	$176	$15,778	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,441	4,567	454	20,638	214	170	385	7	1,081	N/A	N/A
Net Asset Value Per Share(6)	$25.08	$13.84	$51.65	$29.69	$26.59	$28.43	$19.41	$26.08	$14.60	N/A	N/A
Net Assets - Class D Shares	$983,757	$2,134,011	$814,176	N/A	$4,706,894	$1,783,138	$295,567	$1,753,887	$226,862	$4,904,660	$842,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,194	152,349	15,567	N/A	175,405	62,562	15,139	66,565	15,445	81,239	17,880
Net Asset Value Per Share	$25.10	$14.01	$52.30	N/A	$26.83	$28.50	$19.52	$26.35	$14.69	$60.37	$47.12
Net Assets - Class I Shares	$304,168	$126,187	$417,965	$1,891,800	$135,877	$65,031	$4,593	$72,225	$74,640	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,122	9,005	7,977	60,654	5,057	2,282	235	2,738	5,070	N/A	N/A
Net Asset Value Per Share	$25.09	$14.01	$52.39	$31.19	$26.87	$28.50	$19.54	$26.38	$14.72	N/A	N/A
Net Assets - Class R Shares	$120,585	$3,905	$51,998	$241,690	$1,299	$2,000	$700	N/A	$4,373	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,809	281	1,001	8,027	49	70	36	N/A	298	N/A	N/A
Net Asset Value Per Share	$25.08	$13.91	$51.93	$30.11	$26.68	$28.48	$19.45	N/A	$14.68	N/A	N/A
Net Assets - Class S Shares	$618,469	$7,021	$213,550	$2,994,743	$76,034	$58,402	$19,808	$13	$6,444	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,634	503	4,100	97,859	2,840	2,049	1,016	489(8)	440	N/A	N/A
Net Asset Value Per Share	$25.11	$13.96	$52.09	$30.60	$26.77	$28.51	$19.50	$26.21	$14.65	N/A	N/A
Net Assets - Class T Shares(4)	$2,957,642	$1,701,378	$816,087	$29,048	$2,800,369	$1,615,457	$222,231	$1,354,695	$431,352	$3,850,699	$206,712
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	117,854	121,541	15,612	946	104,431	56,683	11,392	51,444	29,385	63,827	4,390
Net Asset Value Per Share	$25.10	$14.00	$52.27	$30.69	$26.82	$28.50	$19.51	$26.33	$14.68	$60.33	$47.08

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $257,730, $3,031,769, $3,550,711, $221,093, $264,132, $130,951, $4,375,153 and $4,485 for Janus Balanced Fund, Janus Contrarian Fund, Janus Forty Fund, Janus Growth and Income Fund, Janus Research Core Fund, Janus Research Fund, Janus Twenty Fund and Janus Venture Fund, respectively.
(2)	Includes proceeds of $49,642,525, $90,498,005 and $1,164,843 on short sales for Janus Contrarian Fund, Janus Fund and Janus Triton Fund, respectively.
(3)	Includes premiums of $16,734,807, $12,982,454, $36,824,147 and $18,329,865 on written options for Janus Contrarian Fund, Janus Forty Fund, Janus Fund and Janus Twenty Fund, respectively.
(4)	Formerly named Class J Shares for all Funds except Janus Forty Fund.
(5)	Net of foreign tax on investments of $6,289,048 for Janus Contrarian Fund.
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.
(8)	Shares outstanding are not in thousands.

122 | September 30, 2010

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Operations

For the eleven-month fiscal period or fiscal year ended
September 30, 2010 and the fiscal year ended October 31, 2009	Janus Balanced Fund		Janus Contrarian Fund		Janus Enterprise Fund		Janus Forty Fund	Janus Fund		Janus Growth and Income Fund
(all numbers in thousands)	2010(1)	2009	2010(1)	2009	2010(1)	2009	2010(2)	2010(1)	2009	2010(1)	2009

Investment Income:
Interest	$104,801	$78,149	$1,204	$2,998	$-	$66	$-	$-	$4,285	$6,224	$7,905
Securities Lending Income	-	-	-	5	-	-	-	-	-	-	-
Dividends	61,937	31,472	44,478	30,332	16,789	14,225	51,723	105,698	99,598	64,969	62,635
Dividends from affiliates	266	258	39	3,347	112	121	1,043	551	1,348	242	691
Fee Income	10	11	-	-	-	-	-	-	-	-	-
Foreign tax withheld	(2,687)	(1,461)	(1,759)	(1,450)	(274)	(162)	(2,763)	(2,712)	(4,133)	(3,172)	(2,478)
Total Investment Income	164,327	108,429	43,962	35,232	16,627	14,250	50,003	103,537	101,098	68,263	68,753
Expenses:
Advisory fees	27,462	17,030	22,573	24,048	14,335	10,107	40,680	50,619	46,944	21,141	20,169
Transfer agent fees and expenses	389	465	1,050	1,562	712	1,029	299	1,649	2,572	865	1,387
Registration fees	285	221	144	150	216	252	367	159	243	123	116
Custodian fees	124	98	631	250	67	56	190	271	98	149	65
Audit fees	43	19	42	18	43	16	41	54	6	41	18
Postage and mailing expenses	516	398	788	935	460	599	403	1,403	1,261	541	810
Printing fees	249	262	634	447	420	390	562	998	480	533	375
Proxy fees	-	-	-	-	-	-	1,925	4,223	-	-	-
Non-interested Trustees’ fees and expenses	126	110	108	92	63	60	195	224	219	100	84
Short sales dividend expense	-	-	-	667	-	-	-	394	-	-	-
Short sales interest expense	-	-	-	-	-	-	-	1	-	-	-
Stock loan fees	-	-	-	215	-	-	-	-	-	-	-
Administrative services fees - Class D Shares	714	N/A	1,571	N/A	576	N/A	N/A	3,476	N/A	1,328	N/A
Administrative services fees - Class R Shares	191	32	7	2	111	34	509	3	1	5	2
Administrative services fees - Class S Shares	1,334	388	17	4	489	174	7,411	182	69	145	54
Administrative services fees - Class T Shares(3)	6,808	5,797	4,819	6,230	2,167	2,527	26	9,917	13,082	4,744	6,024
Distribution fees and shareholder servicing fees - Class A Shares	998	234	166	62	175	65	2,392	360	4	43	16
Distribution fees and shareholder servicing fees - Class C Shares	3,087	675	601	218	210	68	6,131	53	17	45	15
Distribution fees and shareholder servicing fees - Class R Shares	382	64	15	4	222	67	1,019	5	1	9	3
Distribution fees and shareholder servicing fees - Class S Shares	1,334	388	17	4	489	174	7,411	182	69	145	54
Administrative, networking and omnibus fees - Class A Shares	358	43	85	64	123	39	1,328	197	2	19	13
Administrative, networking and omnibus fees - Class C Shares	202	66	100	100	50	39	894	12	3	7	6
Administrative, networking and omnibus fees - Class I Shares	132	6	59	2	409	6	990	58	1	16	-
Other expenses	229	168	168	179	81	118	281	321	291	144	158
Non-recurring costs (Note 4)	2	-	2	-	1	-	1	1	1	4	1
Costs assumed by Janus Capital Management LLC (Note 4)	(2)	-	(2)	-	(1)	-	(1)	(1)	(1)	(4)	(1)
Total Expenses	44,963	26,464	33,595	35,253	21,418	15,820	73,054	74,761	65,363	30,143	29,369
Expense and Fee Offset	(11)	(50)	(33)	(250)	(20)	(98)	-	(47)	(320)	(24)	(164)
Net Expenses	44,952	26,414	33,562	35,003	21,398	15,722	73,054	74,714	65,043	30,119	29,205
Less: Excess Expense Reimbursement	-	-	-	(75)	(302)	(32)	(964)	(289)	(2)	(11)	(16)
Net Expenses after Expense Reimbursement	44,952	26,414	33,562	34,928	21,096	15,690	72,090	74,425	65,041	30,108	29,189
Net Investment Income/(Loss)	119,375	82,015	10,400	304	(4,469)	(1,440)	(22,087)	29,112	36,057	38,155	39,564
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	291,800	(66,509)	306,637	(970,261)	126,663	(248,916)	10,749	316,096	(1,697,312)	291,633	(627,685)
Net realized gain/(loss) from futures contracts	(1,698)	-	-	-	-	-	-	-	-	-	-
Net realized gain/(loss) from short sales	-	-	20,478	(5,566)	-	-	-	-	-	-	-
Net realized gain/(loss) from swap contracts	-	-	-	-	-	-	-	-	-	-	-
Net realized gain/(loss) from options contracts	-	-	(17,157)	(239,677)	-	-	(5,440)	10,659	30,877	-	(59,830)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	47,278	656,231	408,217	1,525,672	370,273	538,854	81,689	606,467	2,960,657	(16,797)	1,310,185
Net Gain/(Loss) on Investments	337,380	589,722	718,175	310,168	496,936	289,938	86,998	933,222	1,294,222	274,836	622,670
Net Increase/(Decrease) in Net Assets Resulting from Operations	$456,755	$671,737	$728,575	$310,472	$492,467	$288,498	$64,911	$962,334	$1,330,279	$312,991	$662,234

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from October 1, 2009 through September 30, 2010.
(3)	Formerly named Class J Shares for all Funds except Janus Forty Fund.
(4)	Net of foreign tax on investments of $6,289,048 for Janus Contrarian Fund.

124 | September 30, 2010

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Operations (continued)

For the eleven-month fiscal period ended September 30, 2010
and the fiscal year ended October 31, 2009	Janus Research Core Fund		Janus Research Fund		Janus Triton Fund		Janus Twenty Fund		Janus Venture Fund
(all numbers in thousands)	2010(1)	2009	2010(1)	2009	2010(1)	2009	2010(1)	2009	2010(1)	2009

Investment Income:
Interest	$-	$7	$-	$52	$-	$1	$-	$152	$78	$86
Securities Lending Income	-	-	-	-	-	4	-	-	-	-
Dividends	8,894	9,155	44,908	40,827	3,551	2,482	81,225	59,059	3,723	2,562
Dividends from affiliates	3	30	29	58	85	61	389	3,291	556	948
Foreign tax withheld	(83)	(169)	(989)	(736)	(74)	(13)	(4,408)	(3,073)	(47)	(10)
Total Investment Income	8,814	9,023	43,948	40,201	3,562	2,535	77,206	59,429	4,310	3,586
Expenses:
Advisory fees	3,258	3,073	19,576	17,671	2,985	1,278	53,614	49,894	5,950	4,968
Transfer agent fees and expenses	196	338	1,083	1,697	105	138	1,398	1,422	271	264
Registration fees	106	107	125	58	134	98	66	74	38	38
Custodian fees	48	9	151	143	29	26	274	165	89	39
Audit fees	30	21	37	23	37	13	43	18	26	21
Postage and mailing expenses	52	348	589	874	48	177	730	-	149	307
Printing fees	111	240	647	392	18	196	797	-	146	219
Non-interested Trustees’ fees and expenses	16	12	78	73	10	4	244	258	26	20
Short sales dividend expense	-	-	-	-	-	-	-	-	48	77
Short sales interest expense	-	-	-	-	4	2	-	-	28	66
Stock loan fees	-	-	-	-	2	2	-	-	100	57
Administrative services fees - Class D Shares	223	N/A	1,263	N/A	143	N/A	3,692	N/A	612	N/A
Administrative services fees - Class R Shares	3	1	-	N/A	5	1	N/A	N/A	N/A	N/A
Administrative services fees - Class S Shares	50	20	-	-	13	2	N/A	N/A	N/A	N/A
Administrative services fees - Class T Shares(2)	679	903	3,651	4,456	657	353	11,285	14,012	743	1,128
Distribution fees and shareholder servicing fees - Class A Shares	12	5	2	-	54	9	N/A	N/A	N/A	N/A
Distribution fees and shareholder servicing fees - Class C Shares	71	27	1	-	90	15	N/A	N/A	N/A	N/A
Distribution fees and shareholder servicing fees - Class R Shares	6	2	-	N/A	11	1	N/A	N/A	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	50	20	-	-	13	2	N/A	N/A	N/A	N/A
Administrative, networking and omnibus fees - Class A Shares	5	7	-	-	23	3	N/A	N/A	N/A	N/A
Administrative, networking and omnibus fees - Class C Shares	11	13	-	-	8	2	N/A	N/A	N/A	N/A
Administrative, networking and omnibus fees - Class I Shares	2	-	11	-	6	-	N/A	N/A	N/A	N/A
Other expenses	45	69	123	131	16	61	3,046	1,796	63	71
Non-recurring costs (Note 4)	-	-	3	-	N/A	N/A	6	1	1	-
Costs assumed by Janus Capital Management LLC (Note 4)	-	-	(3)	-	N/A	N/A	(6)	(1)	(1)	-
Total Expenses	4,974	5,215	27,337	25,518	4,411	2,383	75,189	67,639	8,289	7,275
Expense and Fee Offset	(6)	(34)	(29)	(184)	(3)	(12)	(37)	(225)	(6)	-
Net Expenses	4,968	5,181	27,308	25,334	4,408	2,371	75,152	67,414	8,283	7,275
Less: Excess Expense Reimbursement	(102)	(365)	-	-	-	(5)	-	-	-	-
Net Expenses after Expense Reimbursement	4,866	4,816	27,308	25,334	4,408	2,366	75,152	67,414	8,283	7,275
Net Investment Income/(Loss)	3,948	4,207	16,640	14,867	(846)	169	2,054	(7,985)	(3,973)	(3,689)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	7,184	(153,918)	161,966	(648,661)	32,996	(15,104)	600,964	7,848	28,776	(156,432)
Net realized gain/(loss) from futures contracts	-	-	-	-	-	-	-	(31,492)	-	-
Net realized gain/(loss) from short sales	-	-	-	-	(522)	561	-	-	(2,436)	90
Net realized gain/(loss) from swap contracts	-	-	-	2,642	-	-	-	-	-	-
Net realized gain/(loss) from options contracts	-	12	-	596	-	77	(7,779)	831	944	(235)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	41,844	229,183	310,979	1,180,316	88,544	72,013	(77,690)	1,724,202	172,854	371,760
Net Gain/(Loss) on Investments	49,028	75,277	472,945	534,893	121,018	57,547	515,495	1,701,389	200,138	215,183
Net Increase/(Decrease) in Net Assets Resulting from Operations	$52,976	$79,484	$489,585	$549,760	$120,172	$57,716	$517,549	$1,693,404	$196,165	$211,494

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Formerly named Class J Shares for all Funds except Janus Forty Fund.

126 | September 30, 2010

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets

For the eleven-month fiscal period or fiscal year ended September 30, 2010,	Janus			Janus			Janus			Janus
the two-month fiscal period ended September 30, 2009,	Balanced			Contrarian			Enterprise			Forty
the fiscal year ended July 31, 2009 and each fiscal year ended October 31	Fund			Fund			Fund			Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(4)	2009(5)	2009(6)

Operations:
Net investment income/(loss)	$119,375	$82,015	$66,189	$10,400	$304	$30,941	$(4,469)	$(1,440)	$736	$(22,087)	$(7,028)	$(12,383)(7)
Net realized gain/(loss) from investment and foreign currency transactions	291,800	(66,509)	64,562	306,637	(970,261)	(13,228)	126,663	(248,916)	338,257	10,749	(81,573)	(1,002,691)(7)
Net realized gain/(loss) from futures contracts	(1,698)	-	-	-	-	-	-	-	-	-	-	(27,551)
Net realized gain/(loss) from short sales	-	-	-	20,478	(5,566)	(63,489)	-	-	-	-	-	-
Net realized gain/(loss) from options contracts	-	-	-	(17,157)	(239,677)	329,236	-	-	-	(5,440)	-	456
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	47,278	656,231	(703,988)	408,217	1,525,672	(3,980,426)	370,273	538,854	(1,295,005)	81,689	323,215	(458,778)(7)
Net Increase/(Decrease) in Net Assets Resulting from Operations	456,755	671,737	(573,237)	728,575	310,472	(3,696,966)	492,467	288,498	(956,012)	64,911	234,614	(1,500,947)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(9,123)	(1,386)	N/A	-	-	N/A	-	-	N/A	-	-	-
Class C Shares	(4,858)	(685)	N/A	-	-	N/A	-	-	N/A	-	-	-
Class D Shares	(16,749)	N/A	N/A	-	N/A	N/A	-	N/A	N/A	N/A	N/A	N/A
Class I Shares	(5,405)	(278)	N/A	(83)	-	N/A	-	-	N/A	-	-	-
Class R Shares	(1,514)	(152)	N/A	-	-	N/A	-	-	N/A	-	-	-
Class S Shares	(10,615)	(1,946)	N/A	-	-	N/A	-	-	N/A	-	-	-
Class T Shares(8)	(62,732)	(87,861)	(65,151)	(1,643)	(18,634)	(31,225)	-	-	-	-	-	-
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	(47,005)
Class C Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	(18,207)
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A	N/A	N/A	N/A
Class I Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	(21,827)
Class R Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	(4,420)
Class S Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	(108,361)
Class T Shares(8)	-	(68,357)	(87,037)	-	(127,435)	(352,470)	-	-	-	-	-	-
Return of Capital
Class A Shares	N/A	(11)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-
Class C Shares	N/A	(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-
Class I Shares	N/A	(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-
Class R Shares	N/A	(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-
Class S Shares	N/A	(16)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-
Class T Shares(8)	N/A	(407)	N/A	N/A	(1,859)	N/A	N/A	N/A	N/A	N/A	N/A	-
Net (Decrease) from Dividends and Distributions	(110,996)	(161,108)	(152,188)	(1,726)	(147,928)	(383,695)	-	-	-	-	-	(199,820)

128 | September 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets (continued)

For the eleven-month fiscal period or fiscal year ended September 30, 2010,	Janus			Janus			Janus			Janus
the two-month fiscal period ended September 30, 2009,	Balanced			Contrarian			Enterprise			Forty
the fiscal year ended July 31, 2009 and each fiscal year ended October 31	Fund			Fund			Fund			Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(4)	2009(5)	2009(6)

Capital Share Transactions:
Shares sold
Class A Shares	257,304	94,630	N/A	16,278	5,459	N/A	18,198	9,110	N/A	409,241	154,502	1,918,969
Class C Shares	197,765	80,039	N/A	6,850	2,844	N/A	3,454	2,479	N/A	229,061	51,950	663,907
Class D Shares	64,129	N/A	N/A	66,604	N/A	N/A	21,305	N/A	N/A	N/A	N/A	N/A
Class I Shares	304,591	62,887	N/A	81,291	43,446	N/A	164,617	72,432	N/A	1,622,173	84,415	964,866
Class R Shares	89,362	29,554	N/A	1,605	196	N/A	11,607	7,905	N/A	128,881	13,711	215,202
Class S Shares	224,905	67,087	N/A	4,985	1,786	N/A	35,464	21,057	N/A	971,601	174,634	3,791,339
Class T Shares(8)	935,393	1,099,177	774,337	242,574	350,283	2,111,914	109,718	229,687	649,837	32,420	371	1
Shares issued in connection with restructuring (Note 9)
Class D Shares	936,232	N/A	N/A	2,080,949	N/A	N/A	750,188	N/A	N/A	N/A	N/A	N/A
Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	230,834	N/A	N/A	90,442	N/A	N/A	81,741	N/A	N/A	N/A	N/A
Class C Shares	N/A	157,683	N/A	N/A	76,851	N/A	N/A	21,758	N/A	N/A	N/A	N/A
Class I Shares	N/A	46,096	N/A	N/A	16,860	N/A	N/A	365,389	N/A	N/A	N/A	N/A
Class R Shares	N/A	25,133	N/A	N/A	2,074	N/A	N/A	33,459	N/A	N/A	N/A	N/A
Class S Shares	N/A	409,342	N/A	N/A	4,907	N/A	N/A	190,930	N/A	N/A	N/A	N/A
Reinvested dividends and distributions
Class A Shares	7,638	1,129	N/A	-	-	N/A	-	-	N/A	-	-	19,460
Class C Shares	3,465	499	N/A	-	-	N/A	-	-	N/A	-	-	8,743
Class D Shares	16,329	N/A	N/A	-	N/A	N/A	-	N/A	N/A	N/A	N/A	N/A
Class I Shares	3,547	260	N/A	41	-	N/A	-	-	N/A	-	-	11,587
Class R Shares	1,286	120	N/A	-	-	N/A	-	-	N/A	-	-	3,316
Class S Shares	10,556	1,944	N/A	-	-	N/A	-	-	N/A	-	-	107,230
Class T Shares(8)	61,893	153,711	150,171	1,609	143,558	375,039	-	-	-	-	-	-
Shares repurchased
Class A Shares	(92,815)	(38,326)	N/A	(24,064)	(17,010)	N/A	(32,499)	(15,927)	N/A	(1,019,197)	(100,509)	(1,806,596)
Class C Shares	(57,435)	(9,932)	N/A	(18,835)	(7,338)	N/A	(6,170)	(2,119)	N/A	(158,562)	(18,579)	(574,856)
Class D Shares	(71,904)	N/A	N/A	(176,029)	N/A	N/A	(58,771)	N/A	N/A	N/A	N/A	N/A
Class I Shares	(116,688)	(7,118)	N/A	(28,142)	(2,630)	N/A	(253,546)	(39,192)	N/A	(508,466)	(31,504)	(874,752)
Class R Shares	(24,987)	(8,626)	N/A	(717)	(241)	N/A	(13,036)	(3,932)	N/A	(47,197)	(5,242)	(155,894)
Class S Shares	(157,862)	(42,738)	N/A	(3,500)	(2,864)	N/A	(84,325)	(19,809)	N/A	(890,309)	(235,083)	(4,093,540)
Class T Shares(8)	(749,804)	(567,449)	(624,001)	(640,761)	(947,072)	(2,930,515)	(291,695)	(344,565)	(529,533)	(3,619)	-	-
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(8)	(936,232)	N/A	N/A	(2,080,949)	N/A	N/A	(750,188)	N/A	N/A	N/A	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	906,668	1,785,936	300,507	(470,211)	(238,449)	(443,562)	(375,679)	610,403	120,304	766,027	88,666	198,982
Net Increase/Decrease in Net Assets	1,252,427	2,296,565	(424,918)	256,638	(75,905)	(4,524,223)	116,788	898,901	(835,708)	830,938	323,280	(1,501,785)
Net Assets:
Beginning of period	4,658,102	2,361,537	2,786,455	3,852,080	3,927,985	8,452,208	2,296,417	1,397,516	2,233,224	5,793,815	5,470,535	6,972,320
End of period	$5,910,529	$4,658,102	$2,361,537	$4,108,718	$3,852,080	$3,927,985	$2,413,205	$2,296,417	$1,397,516	$6,624,753	$5,793,815	$5,470,535

Undistributed net investment income/(loss)*	$7,267	$(233)	$9,787	$6,705	$(3,167)	$17,974	$(59)	$(56)	$(25)	$(329)	$(110)	$(1,110)(7)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from November 1, 2007 through October 31, 2008.
(4)	Period from October 1, 2009 through September 30, 2010.
(5)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(6)	Period from August 1, 2008 through July 31, 2009.
(7)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.
(8)	Formerly named Class J Shares for all Funds except Janus Forty Fund.

130 | September 30, 2010

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets (continued)

				Janus			Janus			Janus
For the eleven-month fiscal period ended September 30, 2010				Growth and			Research			Research
and each fiscal year ended October 31	Janus Fund			Income Fund			Core Fund			Fund
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008

Operations:
Net investment income/(loss)	$29,112	$36,057	$66,354	$38,155	$39,564	$64,095	$3,948	$4,207	$8,984(2)	$16,640	$14,867	$9,649
Net realized gain/(loss) from investment and foreign currency transactions	316,096	(1,697,312)	797,191	291,633	(627,685)	(398,967)	7,184	(153,918)	17,348	161,966	(648,661)	(70,127)
Net realized gain/(loss) from swap contracts	-	-	-	-	-	(10,357)	-	-	(1,608)	-	2,642	(5,389)
Net realized gain/(loss) from options contracts	10,659	30,877	(12,037)	-	(59,830)	(14,682)	-	12	(215)	-	596	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	606,467	2,960,657	(5,806,130)	(16,797)	1,310,185	(2,483,319)	41,844	229,183	(461,227)(2)	310,979	1,180,316	(1,963,789)
Net Increase/(Decrease) in Net Assets Resulting from Operations	962,334	1,330,279	(4,954,622)	312,991	662,234	(2,843,230)	52,976	79,484	(436,718)	489,585	549,760	(2,029,656)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(45)	-	N/A	(172)	(21)	N/A	(12)	-	N/A	(1)	-	N/A
Class C Shares	-	-	N/A	(17)	-	N/A	-	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	(16,011)	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	(43)	-	N/A	(589)	(3)	N/A	(10)	-	N/A	(50)	-	N/A
Class R Shares	-	-	N/A	(11)	-	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	-	-	N/A	(413)	(49)	N/A	(24)	-	N/A	-	-	N/A
Class T Shares(3)	(5,694)	(96,855)	(62,048)	(20,758)	(37,774)	(79,263)	(1,569)	(8,146)	(8,162)	(7,477)	(20,900)	(4,261)
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class C Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class R Shares	-	-	N/A	-	-	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	-	-	N/A	-	-	N/A	-	-	N/A	-	-	N/A
Class T Shares(3)	-	-	-	-	-	(673,823)	-	(18,689)	(81,266)	-	-	-
Net (Decrease) from Dividends and Distributions	(5,782)	(96,855)	(62,048)	(37,971)	(37,847)	(753,086)	(1,615)	(26,835)	(89,428)	(7,528)	(20,900)	(4,261)

132 | September 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets (continued)

				Janus			Janus			Janus
For the eleven-month fiscal period ended September 30, 2010				Growth and			Research			Research
and each fiscal year ended October 31	Janus Fund			Income Fund			Core Fund			Fund
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008

Capital Share Transactions:
Shares sold
Class A Shares	400,646	1,978	N/A	4,343	1,116	N/A	1,064	91	N/A	2,312	89	N/A
Class C Shares	1,967	494	N/A	657	491	N/A	404	96	N/A	118	69	N/A
Class D Shares	62,096	N/A	N/A	40,699	N/A	N/A	6,242	N/A	N/A	34,246	N/A	N/A
Class I Shares	126,435	14,638	N/A	88,553	5,901	N/A	4,474	1,773	N/A	64,350	7,266	N/A
Class R Shares	696	293	N/A	587	215	N/A	167	38	N/A	N/A	N/A	N/A
Class S Shares	17,862	5,527	N/A	9,574	3,369	N/A	3,355	1,362	N/A	41	11	N/A
Class T Shares(3)	598,238	1,032,025	1,410,540	178,733	245,940	400,332	14,156	29,864	83,724	165,088	220,437	853,392
Shares issued in connection with restructuring (Note 9)
Class D Shares	4,642,645	N/A	N/A	1,816,551	N/A	N/A	300,129	N/A	N/A	1,672,245	N/A	N/A
Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	6,877	N/A	N/A	33,776	N/A	N/A	12,273	N/A	N/A	N/A	N/A
Class C Shares	N/A	4,751	N/A	N/A	3,384	N/A	N/A	8,089	N/A	N/A	N/A	N/A
Class I Shares	N/A	18,670	N/A	N/A	1,370	N/A	N/A	1,139	N/A	N/A	N/A	N/A
Class R Shares	N/A	590	N/A	N/A	2,645	N/A	N/A	1,391	N/A	N/A	N/A	N/A
Class S Shares	N/A	74,574	N/A	N/A	48,609	N/A	N/A	26,045	N/A	N/A	N/A	N/A
Reinvested dividends and distributions
Class A Shares	44	-	N/A	166	20	N/A	12	-	N/A	1	N/A	N/A
Class C Shares	-	-	N/A	14	-	N/A	-	-	N/A	-	N/A	N/A
Class D Shares	-	N/A	N/A	15,591	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	35	-	N/A	527	3	N/A	4	-	N/A	26	N/A	N/A
Class R Shares	-	-	N/A	11	-	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	-	-	N/A	406	48	N/A	24	-	N/A	-	N/A	N/A
Class T Shares(3)	5,562	94,594	60,491	20,329	36,921	738,481	1,542	26,351	87,706	7,368	20,515	4,054
Shares repurchased
Class A Shares	(35,565)	(2,632)	N/A	(6,296)	(2,625)	N/A	(2,941)	(1,396)	N/A	(731)	-	N/A
Class C Shares	(2,319)	(343)	N/A	(951)	(408)	N/A	(1,844)	(537)	N/A	(26)	-	N/A
Class D Shares	(284,060)	N/A	N/A	(162,170)	N/A	N/A	(26,430)	N/A	N/A	(130,052)	N/A	N/A
Class I Shares	(23,961)	(1,314)	N/A	(31,861)	(165)	N/A	(2,723)	(233)	N/A	(6,423)	(92)	N/A
Class R Shares	(290)	(102)	N/A	(523)	(358)	N/A	(841)	(153)	N/A	N/A	N/A	N/A
Class S Shares	(35,616)	(15,612)	N/A	(22,676)	(7,540)	N/A	(8,237)	(8,558)	N/A	(39)	-	N/A
Class T Shares(3)	(1,899,856)	(1,775,700)	(1,964,814)	(584,663)	(621,124)	(1,304,690)	(79,802)	(111,596)	(231,761)	(332,602)	(470,609)	(1,239,247)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(3)	(4,642,645)	N/A	N/A	(1,816,551)	N/A	N/A	(300,129)	N/A	N/A	(1,672,245)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(1,068,086)	(540,692)	(493,783)	(448,950)	(248,412)	(165,877)	(91,374)	(13,961)	(60,331)	(196,323)	(222,314)	(381,801)
Net Increase/Decrease in Net Assets	(111,534)	692,732	(5,510,453)	(173,930)	375,975	(3,762,193)	(40,013)	38,688	(586,477)	285,734	306,546	(2,415,718)
Net Assets:
Beginning of period	8,221,026	7,528,294	13,038,747	3,721,676	3,345,701	7,107,894	595,138	556,450	1,142,927	2,897,067	2,590,521	5,006,239
End of period	$8,109,492	$8,221,026	$7,528,294	$3,547,746	$3,721,676	$3,345,701	$555,125	$595,138	$556,450	$3,182,801	$2,897,067	$2,590,521

Undistributed net investment income/(loss)*	$27,881	$5,582	$64,903	$1,456	$2,054	$(58)	$3,330	$1,038	$4,985(2)	$16,985	$7,529	$6,674

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.
(3)	Formerly named Class J Shares.

134 | September 30, 2010

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets (continued)

	Janus			Janus			Janus
For the eleven-month fiscal period ended September 30, 2010	Triton			Twenty			Venture
and each fiscal year ended October 31	Fund			Fund			Fund
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008

Operations:
Net investment income/(loss)	$(846)	$169	$(335)	$2,054	$(7,985)	(8,042)(2)	$(3,973)	$(3,689)	$(5,826)
Net realized gain/(loss) from investment and foreign currency transactions	32,996	(15,104)	(10,683)	600,964	7,848	523,327(2)	28,776	(156,432)	(9,914)
Net realized gain/(loss) from futures contracts	-	-	-	-	(31,492)	(16,633)	-	-	-
Net realized gain/(loss) from short sales	(522)	561	2,299	-	-	-	(2,436)	90	585
Net realized gain/(loss) from options contracts	-	77	464	(7,779)	831	-	944	(235)	3,622
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	88,544	72,013	(69,480)	(77,690)	1,724,202	(5,291,524)(2)	172,854	371,760	(872,722)
Net Increase/(Decrease) in Net Assets Resulting from Operations	120,172	57,716	(77,735)	517,549	1,693,404	(4,792,872)	196,165	211,494	(884,255)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(23)	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	(14)	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	(6)	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares(3)	(548)	(60)	-	-	-	(24,898)	-	-	-
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares(3)	-	-	(17,032)	-	-	-	-	-	(319,906)
Return of Capital
Class T Shares(3)	N/A	N/A	N/A	N/A	(1,411)	N/A	N/A	N/A	N/A
Net (Decrease) from Dividends and Distributions	(591)	(60)	(17,032)	-	(1,411)	(24,898)	-	-	(319,906)

136 | September 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets (continued)

	Janus			Janus			Janus
For the eleven-month fiscal period ended September 30, 2010	Triton			Twenty			Venture
and each fiscal year ended October 31	Fund			Fund			Fund
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008

Capital Share Transactions:
Shares sold
Class A Shares	29,337	11,395	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	9,846	2,774	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	62,817	N/A	N/A	76,832	N/A	N/A	10,454	N/A	N/A
Class I Shares	72,638	3,786	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	3,522	407	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	6,657	3,011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares(3)	303,834	197,026	109,888	321,540	468,313	1,011,075	18,669	19,837	31,117
Shares issued in connection with restructuring (Note 9)
Class D Shares	161,950	N/A	N/A	4,995,894	N/A	N/A	780,583	N/A	N/A
Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	5,739	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	N/A	3,039	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	N/A	774	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	910	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	N/A	815	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions
Class A Shares	23	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	6	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	-	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	6	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares(3)	543	60	16,261	-	1,381	24,383	-	-	308,642
Shares repurchased
Class A Shares	(8,146)	(4,824)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	(2,274)	(321)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	(29,852)	N/A	N/A	(278,180)	N/A	N/A	(49,802)	N/A	N/A
Class I Shares	(9,095)	(28)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	(879)	(114)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	(5,249)	(128)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares(3)	(97,900)	(60,462)	(60,418)	(898,639)	(816,669)	(1,315,914)	(47,725)	(70,827)	(138,884)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(3)	(161,950)	N/A	N/A	(4,995,894)	N/A	N/A	(780,583)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	335,834	163,859	65,731	(778,447)	(346,975)	(280,456)	(68,404)	(50,990)	200,875
Net Increase/Decrease in Net Assets	455,415	221,515	(29,036)	(260,898)	1,345,018	(5,098,226)	127,761	160,504	(1,003,286)
Net Assets:
Beginning of period	344,367	122,852	151,888	9,016,257	7,671,239	12,769,465	921,384	760,880	1,764,166
End of period	$799,782	$344,367	$122,852	$8,755,359	$9,016,257	$7,671,239	$1,049,145	$921,384	$760,880

Undistributed net investment income/(loss)*	$(23)	$92	$7	$2,147	$(219)	$252(2)	$(28)	$(22)	$(129)

*	See Note 5 in Notes to Financial Statements
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.
(3)	Formerly named Class J Shares.

138 | September 30, 2010

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Financial Highlights

Class A Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Balanced Fund		Janus Contrarian Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.43	$21.31	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	.56	(.05)	.01	(.02)
Net gains/(losses) on investments (both realized and unrealized)	1.60	2.28	2.28	1.28
Total from Investment Operations	2.16	2.23	2.29	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.49)	(.11)	–	–
Distributions (from capital gains)*	–	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.49)	(.11)	–	–
Net Asset Value, End of Period	$25.10	$23.43	$13.97	$11.68
Total Return**	9.30%	10.43%	19.61%	12.09%
Net Assets, End of Period (in thousands)	$513,494	$314,935	$73,013	$68,166
Average Net Assets for the Period (in thousands)	$436,234	$288,992	$72,658	$76,549
Ratio of Gross Expenses to Average Net Assets***(4)	0.93%	0.89%	1.06%	1.36%
Ratio of Net Expenses to Average Net Assets***(4)	0.93%	0.89%	1.06%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.37%	2.35%	0.11%	(0.36)%
Portfolio Turnover Rate***	83%	158%	104%	80%

Class A Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Enterprise Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.46	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.11)	–
Net gains/(losses) on investments (both realized and unrealized)	9.79	5.83
Total from Investment Operations	9.68	5.83
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$52.14	$42.46
Total Return**	22.80%	15.92%
Net Assets, End of Period (in thousands)	$75,980	$74,709
Average Net Assets for the Period (in thousands)	$76,703	$79,792
Ratio of Gross Expenses to Average Net Assets***(4)	1.15%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.15%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%	(0.23)%
Portfolio Turnover Rate***	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

140 | September 30, 2010

Class A Shares

For a share outstanding during the fiscal year
ended September 30, 2010, the two-month
fiscal period ended September 30, 2009	Janus Forty Fund
and each fiscal year ended July 31	2010	2009(1)	2009(2)	2008	2007	2006

Net Asset Value, Beginning of Period	$30.52	$29.27	$39.79	$34.52	$28.44	$27.41
Income from Investment Operations:
Net investment income/(loss)	.12	.01	.03	.03	.04	.06
Net gains/(losses) on investments (both realized and unrealized)	.36	1.24	(9.30)	5.32	7.11	.97
Total from Investment Operations	.48	1.25	(9.27)	5.35	7.15	1.03
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.07)	(.03)	–
Distributions (from capital gains)*	–	–	(1.25)	(.01)	(1.04)	–
Return of Capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	–	–	(1.25)	(.08)	(1.07)	–
Net Asset Value, End of Period	$31.00	$30.52	$29.27	$39.79	$34.52	$28.44
Total Return**	1.57%	4.27%	(22.29)%	15.49%	25.58%	3.76%
Net Assets, End of Period (in thousands)	$854,798	$1,440,986	$1,328,541	$1,639,379	$654,807	$285,721
Average Net Assets for the Period (in thousands)	$956,800	$1,373,788	$1,060,695	$1,152,690	$377,917	$216,262
Ratio of Gross Expenses to Average Net Assets***(4)	1.03%	0.97%	0.93%	0.92%	0.95%(5)	0.93%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.03%	0.97%	0.93%	0.92%	0.94%(5)	0.93%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.17)%	(0.61)%	(0.11)%(6)	(0.02)%(6)	0.33%	0.39%
Portfolio Turnover Rate***	40%	22%	53%	40%	22%	55%

Class A Shares

			Janus
			Growth and Income
For a share outstanding during the eleven-month fiscal period ended	Janus Fund		Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(7)	2009(8)	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$23.96	$20.86	$26.47	$23.24
Income from Investment Operations:
Net investment income/(loss)	.05	.01	.25	.03
Net gains/(losses) on investments (both realized and unrealized)	2.83	3.09	2.03	3.23
Total from Investment Operations	2.88	3.10	2.28	3.26
Less Distributions:
Dividends (from net investment income)*	(.03)	–	(.25)	(.03)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.03)	–	(.25)	(.03)
Net Asset Value, End of Period	$26.81	$23.96	$28.50	$26.47
Total Return**	12.03%	14.86%	8.68%	14.02%
Net Assets, End of Period (in thousands)	$383,332	$4,237	$18,894	$19,157
Average Net Assets for the Period (in thousands)	$159,151	$5,256	$18,803	$19,612
Ratio of Gross Expenses to Average Net Assets***(4)	1.06%	1.04%	1.00%	0.99%
Ratio of Net Expenses to Average Net Assets***(4)	1.06%	1.03%	1.00%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	0.09%	0.99%	0.31%
Portfolio Turnover Rate***	44%	60%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.92% and 0.92%, respectively, in 2007 and 0.92% and 0.92%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.12% in 2008. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Growth & Core Funds | 141

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Research Core Fund		Janus Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.94	$15.44	$22.49	$19.41
Income from Investment Operations:
Net investment income/(loss)	.14	.04	.09	.02
Net gains/(losses) on investments (both realized and unrealized)	1.51	2.46	3.80	3.06
Total from Investment Operations	1.65	2.50	3.89	3.08
Less Distributions:
Dividends (from net investment income)*	(.04)	–	(.08)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.04)	–	(.08)	–
Net Asset Value, End of Period	$19.55	$17.94	$26.30	$22.49
Total Return**	9.20%	16.19%	17.31%	15.87%
Net Assets, End of Period (in thousands)	$4,754	$6,107	$1,805	$88
Average Net Assets for the Period (in thousands)	$5,338	$6,725	$700	$24
Ratio of Gross Expenses to Average Net Assets***(3)	0.94%	0.95%	1.06%	1.24%
Ratio of Net Expenses to Average Net Assets***(3)	0.94%	0.93%	1.06%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.66%	0.57%	0.35%	0.02%
Portfolio Turnover Rate***	40%	58%	75%	83%

Class A Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Triton Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	(.01)	.03
Net gains/(losses) on investments (both realized and unrealized)	3.10	1.31
Total from Investment Operations	3.09	1.34
Less Distributions:
Dividends (from net investment income)*	(.02)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$14.67	$11.60
Total Return**	26.64%	13.06%
Net Assets, End of Period (in thousands)	$40,333	$13,610
Average Net Assets for the Period (in thousands)	$23,711	$11,470
Ratio of Gross Expenses to Average Net Assets***(3)	1.07%(4)	1.34%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.07%(4)	1.33%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%	0.99%
Portfolio Turnover Rate***	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.07% and 1.07%, respectively, in 2010 and 1.34% and 1.33%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

142 | September 30, 2010

Class C Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Balanced Fund		Janus Contrarian Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.40	$21.31	$11.65	$10.42
Income from Investment Operations:
Net investment income/(loss)	.39	(.09)	(.10)	(.05)
Net gains/(losses) on investments (both realized and unrealized)	1.61	2.25	2.29	1.28
Total from Investment Operations	2.00	2.16	2.19	1.23
Less Distributions and Other:
Dividends (from net investment income)*	(.32)	(.07)	–	–
Distributions (from capital gains)*	.	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.32)	(.07)	–	–
Net Asset Value, End of Period	$25.08	$23.40	$13.84	$11.65
Total Return**	8.58%	10.13%	18.80%	11.80%
Net Assets, End of Period (in thousands)	$412,414	$248,071	$63,203	$64,036
Average Net Assets for the Period (in thousands)	$343,327	$208,912	$65,635	$67,507
Ratio of Gross Expenses to Average Net Assets***(4)	1.64%	1.70%	1.85%	2.11%
Ratio of Net Expenses to Average Net Assets***(4)	1.63%	1.69%	1.85%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.66%	1.54%	(0.69)%	(1.12)%
Portfolio Turnover Rate***	83%	158%	104%	80%

Class C Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Enterprise Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.36	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.48)	(.10)
Net gains/(losses) on investments (both realized and unrealized)	9.77	5.83
Total from Investment Operations	9.29	5.73
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$51.65	$42.36
Total Return**	21.93%	15.64%
Net Assets, End of Period (in thousands)	$23,449	$21,706
Average Net Assets for the Period (in thousands)	$22,965	$21,146
Ratio of Gross Expenses to Average Net Assets***(4)	1.93%	1.96%
Ratio of Net Expenses to Average Net Assets***(4)	1.93%	1.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.18)%	(0.98)%
Portfolio Turnover Rate***	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Growth & Core Funds | 143

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the fiscal year
ended September 30, 2010, the two-month
fiscal period ended September 30, 2009 and each	Janus Forty Fund
fiscal year ended July 31	2010	2009(1)	2009(2)	2008	2007	2006

Net Asset Value, Beginning of Period	$29.44	$28.27	$38.78	$33.83	$28.07	$27.25
Income from Investment Operations:
Net investment income/(loss)	(.16)	(.01)	(.10)	(.01)	.04	.06
Net gains/(losses) on investments (both realized and unrealized)	.41	1.18	(9.16)	4.97	6.76	.76
Total from Investment Operations	.25	1.17	(9.26)	4.96	6.80	.82
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	(1.25)	(.01)	(1.04)	–
Return of Capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	–	–	(1.25)	(.01)	(1.04)	–
Net Asset Value, End of Period	$29.69	$29.44	$28.27	$38.78	$33.83	$28.07
Total Return**	0.85%	4.14%	(22.87)%	14.65%	24.62%	3.01%
Net Assets, End of Period (in thousands)	$612,674	$542,666	$488,278	$537,822	$139,470	$51,976
Average Net Assets for the Period (in thousands)	$613,080	$512,462	$386,072	$320,123	$81,438	$39,687
Ratio of Gross Expenses to Average Net Assets***(4)	1.78%	1.75%	1.68%	1.67%	1.70%(5)	1.68%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.78%	1.75%	1.68%	1.67%	1.70%(5)	1.68%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.00)%	(1.40)%	(0.87)%(6)	(0.80)%(6)	(0.42)%	(0.40)%
Portfolio Turnover Rate***	40%	22%	53%	40%	22%	55%

Class C Shares

			Janus
			Growth and Income
For a share outstanding during the eleven-month fiscal period ended	Janus Fund		Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(7)	2009(8)	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$23.90	$20.86	$26.42	$23.24
Income from Investment Operations:
Net investment income/(loss)	(.13)	(.05)	.06	(.03)
Net gains/(losses) on investments (both realized and unrealized)	2.82	3.09	2.05	3.21
Total from Investment Operations	2.69	3.04	2.11	3.18
Less Distributions:
Dividends (from net investment income)*	–	–	(.10)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.10)	–
Net Asset Value, End of Period	$26.59	$23.90	$28.43	$26.42
Total Return**	11.26%	14.57%	8.00%	13.68%
Net Assets, End of Period (in thousands)	$5,687	$5,443	$4,824	$4,760
Average Net Assets for the Period (in thousands)	$5,919	$5,221	$4,999	$4,673
Ratio of Gross Expenses to Average Net Assets***(4)	1.78%	1.79%	1.74%	1.74%
Ratio of Net Expenses to Average Net Assets***(4)	1.78%	1.78%	1.74%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.48)%	(0.69)%	0.28%	(0.43)%
Portfolio Turnover Rate***	44%	60%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.67% and 1.67%, respectively, in 2007 and 1.67% and 1.67%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

144 | September 30, 2010

Class C Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Research Core Fund		Janus Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.88	$15.44	$22.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.01)	(.03)	.01
Net gains/(losses) on investments (both realized and unrealized)	1.54	2.45	3.73	3.02
Total from Investment Operations	1.53	2.44	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	–	–	(.06)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.06)	–
Net Asset Value, End of Period	$19.41	$17.88	$26.08	$22.44
Total Return**	8.56%	15.80%	16.50%	15.61%
Net Assets, End of Period (in thousands)	$7,472	$8,251	$176	$69
Average Net Assets for the Period (in thousands)	$8,137	$8,280	$133	$25
Ratio of Gross Expenses to Average Net Assets***(3)	1.64%	1.70%	1.81%	1.94%
Ratio of Net Expenses to Average Net Assets***(3)	1.64%	1.68%	1.81%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.02)%	(0.19)%	(0.26)%	(0.47)%
Portfolio Turnover Rate***	40%	58%	75%	83%

Class C Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Triton Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	(.06)	–
Net gains/(losses) on investments (both realized and unrealized)	3.06	1.34
Total from Investment Operations	3.00	1.34
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$14.60	$11.60
Total Return**	25.86%	13.06%
Net Assets, End of Period (in thousands)	$15,778	$6,018
Average Net Assets for the Period (in thousands)	$9,957	$4,585
Ratio of Gross Expenses to Average Net Assets***(3)	1.79%(4)	2.09%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.79%(4)	2.07%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.03)%	(0.02)%
Portfolio Turnover Rate***	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.78% and 1.78%, respectively, in 2010 and 2.09% and 2.07%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 145

Financial Highlights  (continued)

Class D Shares

	Janus Balanced	Janus Contrarian
For a share outstanding during the fiscal	Fund	Fund
period ended September 30, 2010	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$24.09	$12.96
Income from Investment Operations:
Net investment income/(loss)	.41	.05
Net gains/(losses) on investments (both realized and unrealized)	1.03	1.00
Total from Investment Operations	1.44	1.05
Less Distributions:
Dividends (from net investment income)*	(.43)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.43)	–
Net Asset Value, End of Period	$25.10	$14.01
Total Return**	6.04%	8.10%
Net Assets, End of Period (in thousands)	$983,757	$2,134,011
Average Net Assets for the Period (in thousands)	$960,754	$2,113,716
Ratio of Gross Expenses to Average Net Assets***(2)	0.73%	0.80%
Ratio of Net Expenses to Average Net Assets***(2)	0.73%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.72%	0.52%
Portfolio Turnover Rate***	83%	104%

Class D Shares

	Janus Enterprise	Janus
For a share outstanding during the fiscal	Fund	Fund
period ended September 30, 2010	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$45.90	$25.24
Income from Investment Operations:
Net investment income/(loss)	.06	.10
Net gains/(losses) on investments (both realized and unrealized)	6.34	1.49
Total from Investment Operations	6.40	1.59
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$52.30	$26.83
Total Return**	13.94%	6.30%
Net Assets, End of Period (in thousands)	$814,176	$4,706,894
Average Net Assets for the Period (in thousands)	$774,796	$4,678,358
Ratio of Gross Expenses to Average Net Assets***(2)	0.88%	0.93%
Ratio of Net Expenses to Average Net Assets***(2)	0.88%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%	0.61%
Portfolio Turnover Rate***	24%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

146 | September 30, 2010

Class D Shares

	Janus Growth and	Janus Research
For a share outstanding during the fiscal	Income Fund	Core Fund
period ended September 30, 2010	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$27.37	$18.53
Income from Investment Operations:
Net investment income/(loss)	.27	.12
Net gains/(losses) on investments (both realized and unrealized)	1.11	.87
Total from Investment Operations	1.38	.99
Less Distributions:
Dividends (from net investment income)*	(.25)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.25)	–
Net Asset Value, End of Period	$28.50	$19.52
Total Return**	5.09%	5.34%
Net Assets, End of Period (in thousands)	$1,783,138	$295,567
Average Net Assets for the Period (in thousands)	$1,787,046	$300,040
Ratio of Gross Expenses to Average Net Assets***(2)	0.83%	0.82%
Ratio of Net Expenses to Average Net Assets***(2)	0.83%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.56%	0.99%
Portfolio Turnover Rate***	47%	40%

Class D Shares

	Janus Research	Janus Triton
For a share outstanding during the fiscal	Fund	Fund
period ended September 30, 2010	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$23.74	$12.38
Income from Investment Operations:
Net investment income/(loss)	.13	.01
Net gains/(losses) on investments (both realized and unrealized)	2.48	2.30
Total from Investment Operations	2.61	2.31
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$26.35	$14.69
Total Return**	10.99%	18.66%
Net Assets, End of Period (in thousands)	$1,753,887	$226,862
Average Net Assets for the Period (in thousands)	$1,700,352	$192,780
Ratio of Gross Expenses to Average Net Assets***(2)	0.90%	0.83%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.89%	0.83%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.83%	(0.19)%
Portfolio Turnover Rate***	75%	35%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.83% and 0.83%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 147

Financial Highlights  (continued)

Class D Shares

Janus Twenty
For a share outstanding during the fiscal	Fund
period ended September 30, 2010	2010(1)

Net Asset Value, Beginning of Period	$59.05
Income from Investment Operations:
Net investment income/(loss)	.12
Net gains/(losses) on investments (both realized and unrealized)	1.20
Total from Investment Operations	1.32
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$60.37
Total Return**	2.24%
Net Assets, End of Period (in thousands)	$4,904,660
Average Net Assets for the Period (in thousands)	$4,970,013
Ratio of Gross Expenses to Average Net Assets***(2)	0.87%
Ratio of Net Expenses to Average Net Assets***(2)	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%
Portfolio Turnover Rate***	39%

Class D Shares

Janus Venture
For a share outstanding during the fiscal	Fund
period ended September 30, 2010	2010(1)

Net Asset Value, Beginning of Period	$41.61
Income from Investment Operations:
Net investment income/(loss)	.03
Net gains/(losses) on investments (both realized and unrealized)	5.48
Total from Investment Operations	5.51
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$47.12
Total Return**	13.24%
Net Assets, End of Period (in thousands)	$842,433
Average Net Assets for the Period (in thousands)	$823,838
Ratio of Gross Expenses to Average Net Assets***(2)	0.87%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.87%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.39)%
Portfolio Turnover Rate***	64%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the restructuring of former Class J Shares.
(2)	See Explanations of Charts, Tables and Financial Statements
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.85% and 0.85%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

148 | September 30, 2010

Class I Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Balanced Fund		Janus Contrarian Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.43	$21.31	$11.70	$10.42
Income from Investment Operations:
Net investment income/(loss)	.62	.04	.05	–
Net gains/(losses) on investments (both realized and unrealized)	1.60	2.20	2.28	1.28
Total from Investment Operations	2.22	2.24	2.33	1.28
Less Distributions and Other:
Dividends (from net investment income)*	(.56)	(.12)	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.56)	(.12)	(.02)	–
Net Asset Value, End of Period	$25.09	$23.43	$14.01	$11.70
Total Return**	9.57%	10.50%	19.90%	12.28%
Net Assets, End of Period (in thousands)	$304,168	$104,063	$126,187	$57,734
Average Net Assets for the Period (in thousands)	$223,843	$56,942	$94,317	$27,329
Ratio of Gross Expenses to Average Net Assets***(4)	0.65%	0.63%	0.74%	0.94%
Ratio of Net Expenses to Average Net Assets***(4)	0.65%	0.62%	0.74%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.67%	2.57%	0.42%	(0.13)%
Portfolio Turnover Rate***	83%	158%	104%	80%

Class I Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Enterprise Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.51	$36.63
Income from Investment Operations:
Net investment income/(loss)	.11	.05
Net gains/(losses) on investments (both realized and unrealized)	9.77	5.83
Total from Investment Operations	9.88	5.88
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$52.39	$42.51
Total Return**	23.24%	16.05%
Net Assets, End of Period (in thousands)	$417,965	$416,272
Average Net Assets for the Period (in thousands)	$487,246	$395,409
Ratio of Gross Expenses to Average Net Assets***(4)	0.74%	0.82%
Ratio of Net Expenses to Average Net Assets***(4)	0.74%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	0.16%
Portfolio Turnover Rate***	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Growth & Core Funds | 149

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the fiscal year
ended September 30, 2010, the two-month
fiscal period ended September 30, 2009 and each	Janus Forty Fund
fiscal year or period ended July 31	2010	2009(1)	2009(2)	2008	2007	2006(3)(4)

Net Asset Value, Beginning of Period	$30.61	$29.34	$39.79	$34.48	$28.40	$28.80
Income from Investment Operations:
Net investment income/(loss)	–	.02	.09	.12	.07	.09
Net gains/(losses) on investments (both realized and unrealized)	.58	1.25	(9.29)	5.35	7.15	(.49)
Total from Investment Operations	.58	1.27	(9.20)	5.47	7.22	(.40)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.15)	(.10)	–
Distributions (from capital gains)*	–	–	(1.25)	(.01)	(1.04)	–
Return of Capital	N/A	N/A	–(5)	N/A	N/A	N/A
Total Distributions and Other	–	–	(1.25)	(.16)	(1.14)	–
Net Asset Value, End of Period	$31.19	$30.61	$29.34	$39.79	$34.48	$28.40
Total Return**	1.89%	4.33%	(22.11)%	15.84%	25.86%	(1.39)%
Net Assets, End of Period (in thousands)	$1,891,800	$771,852	$688,074	$783,030	$97,395	$8,532
Average Net Assets for the Period (in thousands)	$1,607,834	$723,953	$512,019	$364,025	$39,961	$5,846
Ratio of Gross Expenses to Average Net Assets***(6)	0.77%	0.67%	0.67%	0.65%	0.68%(7)	0.69%(7)
Ratio of Net Expenses to Average Net Assets***(6)	0.77%	0.67%	0.67%	0.65%	0.68%(7)	0.69%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%	(0.31)%	0.15%(8)	0.22%(8)	0.60%	0.72%
Portfolio Turnover Rate***	40%	22%	53%	40%	22%	55%

Class I Shares

			Janus
			Growth and Income
For a share outstanding during the eleven-month fiscal period ended	Janus Fund		Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(9)	2009(10)	2010(9)	2009(10)

Net Asset Value, Beginning of Period	$23.96	$20.86	$26.48	$23.24
Income from Investment Operations:
Net investment income/(loss)	.12	.02	.36	.04
Net gains/(losses) on investments (both realized and unrealized)	2.82	3.08	2.01	3.24
Total from Investment Operations	2.94	3.10	2.37	3.28
Less Distributions:
Dividends (from net investment income)*	(.03)	–	(.35)	(.04)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.03)	–	(.35)	(.04)
Net Asset Value, End of Period	$26.87	$23.96	$28.50	$26.48
Total Return**	12.28%	14.86%	9.00%	14.12%
Net Assets, End of Period (in thousands)	$135,877	$25,857	$65,031	$6,761
Average Net Assets for the Period (in thousands)	$93,710	$18,996	$44,786	$2,059
Ratio of Gross Expenses to Average Net Assets***(6)	0.80%	0.73%	0.72%	0.72%
Ratio of Net Expenses to Average Net Assets***(6)	0.80%	0.71%	0.72%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.67%	0.31%	1.49%	0.42%
Portfolio Turnover Rate***	44%	60%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Period from November 28, 2005 (inception date) through July 31, 2006.
(4)	Certain prior year amounts have been reclassified to conform with current year presentation.
(5)	Return of Capital aggregated less than $.01 on a per share basis.
(6)	See Note 6 in Notes to Financial Statements.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.66% and 0.66%, respectively, in 2007 and 0.68% and 0.68%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on total net assets or total return of the class.
(9)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(10)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

150 | September 30, 2010

Class I Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Research Core Fund		Janus Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.91	$15.44	$22.50	$19.41
Income from Investment Operations:
Net investment income/(loss)	.19	.01	.18	–
Net gains/(losses) on investments (both realized and unrealized)	1.51	2.46	3.78	3.09
Total from Investment Operations	1.70	2.47	3.96	3.09
Less Distributions:
Dividends (from net investment income)*	(.07)	–	(.08)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.07)	–	(.08)	–
Net Asset Value, End of Period	$19.54	$17.91	$26.38	$22.50
Total Return**	9.51%	16.00%	17.63%	15.92%
Net Assets, End of Period (in thousands)	$4,593	$2,437	$72,225	$6,821
Average Net Assets for the Period (in thousands)	$4,365	$1,092	$42,421	$794
Ratio of Gross Expenses to Average Net Assets***(3)	0.69%	0.69%	0.79%	1.02%
Ratio of Net Expenses to Average Net Assets***(3)	0.69%	0.65%	0.78%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.01%	0.58%	0.86%	(0.57)%
Portfolio Turnover Rate***	40%	58%	75%	83%

Class I Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Triton Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.63	$10.26
Income from Investment Operations:
Net investment income/(loss)	.04	.01
Net gains/(losses) on investments (both realized and unrealized)	3.09	1.36
Total from Investment Operations	3.13	1.37
Less Distributions:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	–
Net Asset Value, End of Period	$14.72	$11.63
Total Return**	26.96%	13.35%
Net Assets, End of Period (in thousands)	$74,640	$4,377
Average Net Assets for the Period (in thousands)	$23,645	$1,277
Ratio of Gross Expenses to Average Net Assets***(3)	0.71%(4)	1.01%(4)
Ratio of Net Expenses to Average Net Assets***(3)	0.71%(4)	0.97%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	0.73%
Portfolio Turnover Rate***	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.71% and 0.71%, respectively, in 2010 and 1.01% and 0.97%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 151

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Balanced Fund		Janus Contrarian Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.41	$21.31	$11.67	$10.42
Income from Investment Operations:
Net investment income/(loss)	.47	(.06)	(.02)	(.03)
Net gains/(losses) on investments (both realized and unrealized)	1.60	2.24	2.26	1.28
Total from Investment Operations	2.07	2.18	2.24	1.25
Less Distributions and Other:
Dividends (from net investment income)*	(.40)	(.08)	–	–
Distributions (from capital gains)*	–	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.40)	(.08)	–	–
Net Asset Value, End of Period	$25.08	$23.41	$13.91	$11.67
Total Return**	8.90%	10.25%	19.19%	12.00%
Net Assets, End of Period (in thousands)	$120,585	$49,678	$3,905	$2,549
Average Net Assets for the Period (in thousands)	$83,466	$39,380	$3,256	$2,682
Ratio of Gross Expenses to Average Net Assets***(4)	1.34%	1.35%	1.43%	1.67%
Ratio of Net Expenses to Average Net Assets***(4)	1.34%	1.34%	1.43%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.96%	1.88%	(0.30)%	(0.68)%
Portfolio Turnover Rate***	83%	158%	104%	80%

Class R Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Enterprise Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.41	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.24)	(.05)
Net gains/(losses) on investments (both realized and unrealized)	9.76	5.83
Total from Investment Operations	9.52	5.78
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$51.93	$42.41
Total Return**	22.45%	15.78%
Net Assets, End of Period (in thousands)	$51,998	$43,798
Average Net Assets for the Period (in thousands)	$48,548	$41,524
Ratio of Gross Expenses to Average Net Assets***(4)	1.47%	1.57%
Ratio of Net Expenses to Average Net Assets***(4)	1.47%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.72)%	(0.58)%
Portfolio Turnover Rate***	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

152 | September 30, 2010

Class R Shares

For a share outstanding during the fiscal year
ended September 30, 2010, the two-month
fiscal period ended September 30, 2009	Janus Forty Fund
and each fiscal year ended July 31	2010	2009(1)	2009(2)	2008	2007	2006

Net Asset Value, Beginning of Period	$29.76	$28.56	$39.07	$33.99	$28.18	$27.28
Income from Investment Operations:
Net investment income/(loss)	(.04)	–	(.02)	(.02)	–	.05
Net gains/(losses) on investments (both realized and unrealized)	.39	1.20	(9.24)	5.11	6.90	.85
Total from Investment Operations	.35	1.20	(9.26)	5.09	6.90	.90
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.05)	–
Distributions (from capital gains)*	–	–	(1.25)	(.01)	(1.04)	–
Return of Capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	–	–	(1.25)	(.01)	(1.09)	–
Net Asset Value, End of Period	$30.11	$29.76	$28.56	$39.07	$33.99	$28.18
Total Return**	1.18%	4.20%	(22.69)%	14.96%	24.92%	3.30%
Net Assets, End of Period (in thousands)	$241,690	$159,146	$144,400	$101,590	$21,923	$6,849
Average Net Assets for the Period (in thousands)	$203,710	$151,006	$98,570	$53,811	$12,731	$2,130
Ratio of Gross Expenses to Average Net Assets***(4)	1.46%	1.41%	1.41%	1.40%	1.43%(5)	1.45%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.46%	1.41%	1.41%	1.39%	1.43%(5)	1.44%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.66)%	(1.05)%	(0.58)%(6)	(0.53)%(6)	(0.15)%	0.05%
Portfolio Turnover Rate***	40%	22%	53%	40%	22%	55%

Class R Shares

			Janus
			Growth and Income
For a share outstanding during the eleven-month fiscal period ended	Janus Fund		Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(7)	2009(8)	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$23.91	$20.86	$26.45	$23.24
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.02)	.15	(.01)
Net gains/(losses) on investments (both realized and unrealized)	2.79	3.07	2.03	3.23
Total from Investment Operations	2.77	3.05	2.18	3.22
Less Distributions:
Dividends (from net investment income)*	–	–	(.15)	(.01)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.15)	(.01)
Net Asset Value, End of Period	$26.68	$23.91	$28.48	$26.45
Total Return**	11.59%	14.62%	8.27%	13.83%
Net Assets, End of Period (in thousands)	$1,299	$781	$2,000	$1,789
Average Net Assets for the Period (in thousands)	$1,097	$776	$2,026	$1,853
Ratio of Gross Expenses to Average Net Assets***(4)	1.47%	1.45%	1.44%	1.45%
Ratio of Net Expenses to Average Net Assets***(4)	1.47%	1.44%	1.43%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.10)%	(0.34)%	0.58%	(0.14)%
Portfolio Turnover Rate***	44%	60%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.40% and 1.40%, respectively, in 2007 and 1.42% and 1.42%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.15% in 2008. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Growth & Core Funds | 153

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Research Core Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.90	$15.44
Income from Investment Operations:
Net investment income/(loss)	.04	–
Net gains/(losses) on investments (both realized and unrealized)	1.51	2.46
Total from Investment Operations	1.55	2.46
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$19.45	$17.90
Total Return**	8.66%	15.93%
Net Assets, End of Period (in thousands)	$700	$1,298
Average Net Assets for the Period (in thousands)	$1,262	$1,361
Ratio of Gross Expenses to Average Net Assets***(3)	1.44%	1.45%
Ratio of Net Expenses to Average Net Assets***(3)	1.44%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	0.07%
Portfolio Turnover Rate***	40%	58%

Class R Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Triton Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.64	$10.26
Income from Investment Operations:
Net investment income/(loss)	(.04)	.01
Net gains/(losses) on investments (both realized and unrealized)	3.08	1.37
Total from Investment Operations	3.04	1.38
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$14.68	$11.64
Total Return**	26.12%	13.45%
Net Assets, End of Period (in thousands)	$4,373	$1,167
Average Net Assets for the Period (in thousands)	$2,304	$983
Ratio of Gross Expenses to Average Net Assets***(3)	1.46%(4)	1.81%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.45%(4)	1.80%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.72)%	0.21%
Portfolio Turnover Rate***	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.45% and 1.45%, respectively, in 2010 and 1.81% and 1.80%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

154 | September 30, 2010

Class S Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Balanced Fund		Janus Contrarian Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.42	$21.31	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	.51	(.06)	.01	(.02)
Net gains/(losses) on investments (both realized and unrealized)	1.62	2.26	2.27	1.28
Total from Investment Operations	2.13	2.20	2.28	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.44)	(.09)	–	–
Distributions (from capital gains)*	.	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.44)	(.09)	–	–
Net Asset Value, End of Period	$25.11	$23.42	$13.96	$11.68
Total Return**	9.17%	10.33%	19.52%	12.09%
Net Assets, End of Period (in thousands)	$618,469	$502,602	$7,021	$4,493
Average Net Assets for the Period (in thousands)	$583,340	$480,565	$7,644	$4,551
Ratio of Gross Expenses to Average Net Assets***(4)	1.09%	1.10%	1.18%	1.42%
Ratio of Net Expenses to Average Net Assets***(4)	1.09%	1.09%	1.18%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.20%	2.15%	(0.02)%	(0.46)%
Portfolio Turnover Rate***	83%	158%	104%	80%

Class S Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Enterprise Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.45	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.15)	(.02)
Net gains/(losses) on investments (both realized and unrealized)	9.79	5.84
Total from Investment Operations	9.64	5.82
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$52.09	$42.45
Total Return**	22.71%	15.89%
Net Assets, End of Period (in thousands)	$213,550	$218,354
Average Net Assets for the Period (in thousands)	$213,868	$215,750
Ratio of Gross Expenses to Average Net Assets***(4)	1.22%	1.31%
Ratio of Net Expenses to Average Net Assets***(4)	1.22%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.48)%	(0.34)%
Portfolio Turnover Rate***	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Growth & Core Funds | 155

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the fiscal year
ended September 30, 2010, the two-month
fiscal period ended September 30, 2009	Janus Forty Fund
and each fiscal year ended July 31	2010	2009(1)	2009(2)	2008	2007	2006

Net Asset Value, Beginning of Period	$30.17	$28.94	$39.47	$34.27	$28.30	$27.34
Income from Investment Operations:
Net investment income/(loss)	(.02)	–	(.01)	(.01)	.03	.02
Net gains/(losses) on investments (both realized and unrealized)	.45	1.23	(9.27)	5.24	7.00	.94
Total from Investment Operations	.43	1.23	(9.28)	5.23	7.03	.96
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.02)	(.02)	–
Distributions (from capital gains)*	–	–	(1.25)	(.01)	(1.04)	–
Return of Capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	–	–	(1.25)	(.03)	(1.06)	–
Net Asset Value, End of Period	$30.60	$30.17	$28.94	$39.47	$34.27	$28.30
Total Return**	1.43%	4.25%	(22.51)%	15.24%	25.27%	3.51%
Net Assets, End of Period (in thousands)	$2,994,743	$2,878,790	$2,821,241	$3,910,499	$2,671,702	$1,440,502
Average Net Assets for the Period (in thousands)	$2,964,526	$2,835,097	$2,383,060	$3,535,839	$1,966,832	$1,326,557
Ratio of Gross Expenses to Average Net Assets***(4)	1.20%	1.16%	1.15%	1.14%	1.18%(5)	1.18%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.20%	1.16%	1.15%	1.14%	1.18%(5)	1.18%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.42)%	(0.80)%	(0.34)%(6)	(0.21)%(6)	0.09%	0.08%
Portfolio Turnover Rate***	40%	22%	53%	40%	22%	55%

Class S Shares

			Janus
			Growth and Income
For a share outstanding during the eleven-month fiscal period ended	Janus Fund		Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(7)	2009(8)	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$23.95	$20.86	$26.46	$23.24
Income from Investment Operations:
Net investment income/(loss)	.01	–	.22	.01
Net gains/(losses) on investments (both realized and unrealized)	2.81	3.09	2.03	3.23
Total from Investment Operations	2.82	3.09	2.25	3.24
Less Distributions:
Dividends (from net investment income)*	–	–	(.20)	(.02)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.20)	(.02)
Net Asset Value, End of Period	$26.77	$23.95	$28.51	$26.46
Total Return**	11.77%	14.81%	8.52%	13.94%
Net Assets, End of Period (in thousands)	$76,034	$84,350	$58,402	$66,211
Average Net Assets for the Period (in thousands)	$79,758	$85,637	$63,457	$66,895
Ratio of Gross Expenses to Average Net Assets***(4)	1.25%	1.20%	1.18%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.25%	1.19%	1.18%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	(0.08)%	0.81%	0.10%
Portfolio Turnover Rate***	44%	60%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.15% and 1.15%, respectively, in 2007 and 1.17% and 1.17%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.10% in 2008. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

156 | September 30, 2010

Class S Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Research Core Fund		Janus Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.92	$15.44	$22.46	$19.41
Income from Investment Operations:
Net investment income/(loss)	.08	.02	.13	–
Net gains/(losses) on investments (both realized and unrealized)	1.52	2.46	3.70	3.05
Total from Investment Operations	1.60	2.48	3.83	3.05
Less Distributions:
Dividends (from net investment income)*	(.02)	–	(.08)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.02)	–	(.08)	–
Net Asset Value, End of Period	$19.50	$17.92	$26.21	$22.46
Total Return**	8.93%	16.06%	17.06%	15.71%
Net Assets, End of Period (in thousands)	$19,808	$22,749	$13	$11
Average Net Assets for the Period (in thousands)	$22,057	$24,710	$17	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.19%	1.20%	1.25%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.19%	1.18%	1.25%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.43%	0.30%	0.38%	(0.24)%
Portfolio Turnover Rate***	40%	58%	75%	83%

Class S Shares

For a share outstanding during the eleven-month fiscal period ended	Janus Triton Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	(.03)	.01
Net gains/(losses) on investments (both realized and unrealized)	3.10	1.33
Total from Investment Operations	3.07	1.34
Less Distributions:
Dividends (from net investment income)*	(.02)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$14.65	$11.60
Total Return**	26.45%	13.06%
Net Assets, End of Period (in thousands)	$6,444	$3,845
Average Net Assets for the Period (in thousands)	$5,740	$2,245
Ratio of Gross Expenses to Average Net Assets***(3)	1.23%(4)	1.59%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.23%(4)	1.57%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.48)%	0.70%
Portfolio Turnover Rate***	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.23% and 1.23%, respectively, in 2010 and 1.59% and 1.57%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 157

Financial Highlights  (continued)

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Balanced Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$23.42	$20.58	$27.00	$24.07	$21.62	$20.33
Income from Investment Operations:
Net investment income/(loss)	.58	.36	.59	.59	.43	.42
Net gains/(losses) on investments (both realized and unrealized)	1.61	3.80	(5.58)	2.91	2.45	1.28
Total from Investment Operations	2.19	4.16	(4.99)	3.50	2.88	1.70
Less Distributions and Other:
Dividends (from net investment income)*	(.51)	(.74)	(.59)	(.57)	(.43)	(.41)
Distributions (from capital gains)*	–	(.58)	(.84)	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.51)	(1.32)	(1.43)	(.57)	(.43)	(.41)
Net Asset Value, End of Period	$25.10	$23.42	$20.58	$27.00	$24.07	$21.62
Total Return**	9.43%	21.56%	(19.34)%	14.73%	13.41%	8.43%
Net Assets, End of Period (in thousands)	$2,957,642	$3,438,753	$2,361,537	$2,786,455	$2,478,237	$2,507,307
Average Net Assets for the Period (in thousands)	$3,136,111	$2,749,762	$2,733,572	$2,593,935	$2,499,295	$2,720,829
Ratio of Gross Expenses to Average Net Assets***(4)	0.82%	0.82%	0.79%	0.79%	0.82%	0.80%
Ratio of Net Expenses to Average Net Assets***(4)	0.82%	0.82%	0.79%	0.79%	0.81%	0.79%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.43%	2.72%	2.42%	2.34%	1.85%	1.93%
Portfolio Turnover Rate***	83%	158%	109%	60%	50%	47%

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Contrarian Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$11.69	$10.90	$21.19	$17.44	$14.20	$11.74
Income from Investment Operations:
Net investment income/(loss)	–	–	.07	.06	.21	.05
Net gains/(losses) on investments (both realized and unrealized)	2.32	1.22	(9.40)	5.71	3.25	2.44
Total from Investment Operations	2.32	1.22	(9.33)	5.77	3.46	2.49
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.05)	(.08)	(.21)	(.04)	(.03)
Distributions (from capital gains)*	–	(.37)	(.88)	(1.81)	(.18)	–
Return of Capital	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.01)	(.43)	(.96)	(2.02)	(.22)	(.03)
Net Asset Value, End of Period	$14.00	$11.69	$10.90	$21.19	$17.44	$14.20
Total Return**	19.81%	12.35%	(46.02)%	36.17%	24.60%	21.19%
Net Assets, End of Period (in thousands)	$1,701,378	$3,655,102	$3,927,985	$8,452,208	$4,002,929	$2,906,324
Average Net Assets for the Period (in thousands)	$2,454,799	$3,398,196	$7,251,667	$6,378,807	$3,511,568	$2,716,329
Ratio of Gross Expenses to Average Net Assets***(4)	0.91%	1.01%(5)	1.01%	0.97%	0.95%	0.93%
Ratio of Net Expenses to Average Net Assets***(4)	0.91%	1.00%(5)	1.00%	0.96%	0.94%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	0.02%	0.43%	0.38%	1.41%	0.45%
Portfolio Turnover Rate***	104%	80%	52%	28%	39%	42%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.98% and 0.98%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

158 | September 30, 2010

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Enterprise Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$42.50	$35.71	$59.39	$45.65	$39.48	$33.73
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.01)	.05	(.01)	(.04)	–
Net gains/(losses) on investments (both realized and unrealized)	9.81	6.80	(23.73)	13.75	6.21	5.75
Total from Investment Operations	9.77	6.79	(23.68)	13.74	6.17	5.75
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$52.27	$42.50	$35.71	$59.39	$45.65	$39.48
Total Return**	22.99%	19.01%	(39.87)%	30.10%	15.63%	17.05%
Net Assets, End of Period (in thousands)	$816,087	$1,521,578	$1,397,516	$2,233,224	$1,743,616	$1,703,542
Average Net Assets for the Period (in thousands)	$1,074,011	$1,335,838	$2,025,505	$1,926,163	$1,778,532	$1,728,579
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	0.99%	0.92%	0.94%	1.00%	0.96%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	0.98%	0.92%	0.93%	0.99%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.23)%	(0.09)%	0.04%	(0.04)%	(0.24)%	(0.30)%
Portfolio Turnover Rate***	24%	41%	69%	32%	40%	28%

Class T Shares

For a share outstanding during the fiscal year ended
September 30, 2010, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and the fiscal period ended July 31, 2009.	2010	2009(4)	2009(5)

Net Asset Value, Beginning of Period	$30.18	$28.95	$25.87
Income from Investment Operations:
Net investment income/(loss)	.02	(.09)	.09
Net gains/(losses) on investments (both realized and unrealized)	.49	1.32	2.99
Total from Investment Operations	.51	1.23	3.08
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$30.69	$30.18	$28.95
Total Return**	1.69%	4.25%	11.91%
Net Assets, End of Period (in thousands)	$29,048	$375	$1
Average Net Assets for the Period (in thousands)	$10,232	$76	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.02%	0.95%	1.03%
Ratio of Net Expenses to Average Net Assets***(3)	1.02%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%	(0.80)%	1.38%(6)
Portfolio Turnover Rate***	40%	22%	53%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.21% for the fiscal period ended July 31, 2009. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 159

Financial Highlights  (continued)

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$23.95	$20.35	$33.66	$27.43	$24.44	$22.69
Income from Investment Operations:
Net investment income/(loss)	.09	.11	.18	.16	.09	.02
Net gains/(losses) on investments (both realized and unrealized)	2.80	3.76	(13.33)	6.17	2.92	1.73
Total from Investment Operations	2.89	3.87	(13.15)	6.33	3.01	1.75
Less Distributions:
Dividends (from net investment income)*	(.02)	(.27)	(.16)	(.10)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.02)	(.27)	(.16)	(.10)	(.02)	–
Net Asset Value, End of Period	$26.82	$23.95	$20.35	$33.66	$27.43	$24.44
Total Return**	12.06%	19.35%	(39.24)%	23.12%	12.31%	7.71%
Net Assets, End of Period (in thousands)	$2,800,369	$8,100,358	$7,528,294	$13,038,747	$11,208,629	$11,142,921
Average Net Assets for the Period (in thousands)	$5,138,181	$7,312,389	$10,973,577	$11,816,878	$11,232,055	$12,310,464
Ratio of Gross Expenses to Average Net Assets***(3)	0.94%	0.89%	0.88%	0.88%	0.90%	0.88%
Ratio of Net Expenses to Average Net Assets***(3)	0.94%	0.88%	0.87%	0.87%	0.90%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.21%	0.49%	0.60%	0.52%	0.34%	0.07%
Portfolio Turnover Rate***	44%	60%	95%	32%	69%	78%

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Growth and Income Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$26.47	$21.90	$44.20	$37.36	$33.97	$29.29
Income from Investment Operations:
Net investment income/(loss)	.28	.28	.38	.63	.61	.24
Net gains/(losses) on investments (both realized and unrealized)	2.03	4.56	(17.92)	6.86	3.30	4.66
Total from Investment Operations	2.31	4.84	(17.54)	7.49	3.91	4.90
Less Distributions:
Dividends (from net investment income)*	(.28)	(.27)	(.49)	(.65)	(.52)	(.22)
Distributions (from capital gains)*	–	–	(4.27)	–	–	–
Total Distributions	(.28)	(.27)	(4.76)	(.65)	(.52)	(.22)
Net Asset Value, End of Period	$28.50	$26.47	$21.90	$44.20	$37.36	$33.97
Total Return**	8.79%	22.32%	(43.79)%	20.22%	11.56%	16.79%
Net Assets, End of Period (in thousands)	$1,615,457	$3,622,998	$3,345,701	$7,107,894	$6,780,817	$5,734,941
Average Net Assets for the Period (in thousands)	$2,383,198	$3,231,514	$5,463,501	$6,738,311	$6,677,364	$5,454,668
Ratio of Gross Expenses to Average Net Assets***(3)	0.90%	0.90%	0.87%	0.87%	0.89%	0.88%
Ratio of Net Expenses to Average Net Assets***(3)	0.90%	0.89%	0.86%	0.86%	0.88%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.90%	1.22%	1.17%	1.98%	1.90%	0.68%
Portfolio Turnover Rate***	47%	40%	76%	54%	50%	38%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

160 | September 30, 2010

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Research Core Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$17.91	$16.02	$30.28	$25.43	$22.15	$18.78
Income from Investment Operations:
Net investment income/(loss)	.14	.13	.25	.14	.11	.11
Net gains/(losses) on investments (both realized and unrealized)	1.51	2.56	(12.10)	4.85	3.24	3.34
Total from Investment Operations	1.65	2.69	(11.85)	4.99	3.35	3.45
Less Distributions:
Dividends (from net investment income)*	(.05)	(.25)	(.22)	(.11)	(.07)	(.08)
Distributions (from capital gains)*	–	(.55)	(2.19)	(.03)	–	–
Total Distributions	(.05)	(.80)	(2.41)	(.14)	(.07)	(.08)
Net Asset Value, End of Period	$19.51	$17.91	$16.02	$30.28	$25.43	$22.15
Total Return**	9.23%	18.35%	(42.21)%	19.71%	15.15%	18.44%
Net Assets, End of Period (in thousands)	$222,231	$554,296	$556,450	$1,142,927	$1,018,315	$720,889
Average Net Assets for the Period (in thousands)	$349,162	$498,688	$889,958	$1,067,882	$955,696	$652,913
Ratio of Gross Expenses to Average Net Assets***(3)	0.90%	0.94%	0.91%	0.87%	0.92%	0.90%
Ratio of Net Expenses to Average Net Assets***(3)	0.90%	0.93%	0.90%	0.87%	0.91%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.61%	0.84%	1.01%(4)	0.48%	0.49%	0.50%
Portfolio Turnover Rate***	40%	58%	157%	33%	46%	74%

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Research Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$22.49	$18.25	$32.09	$24.19	$22.05	$19.48
Income from Investment Operations:
Net investment income/(loss)	.15	.17	.05	.03	.02	.09
Net gains/(losses) on investments (both realized and unrealized)	3.75	4.23	(13.86)	7.89	2.18	2.51
Total from Investment Operations	3.90	4.40	(13.81)	7.92	2.20	2.60
Less Distributions:
Dividends (from net investment income)*	(.06)	(.16)	(.03)	(.02)	(.06)	(.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.06)	(.16)	(.03)	(.02)	(.06)	(.03)
Net Asset Value, End of Period	$26.33	$22.49	$18.25	$32.09	$24.19	$22.05
Total Return**	17.36%	24.29%	(43.08)%	32.76%	10.00%	13.35%
Net Assets, End of Period (in thousands)	$1,354,695	$2,890,078	$2,590,521	$5,006,239	$3,876,997	$4,473,431
Average Net Assets for the Period (in thousands)	$1,881,088	$2,505,457	$4,097,719	$4,266,701	$4,052,013	$4,447,616
Ratio of Gross Expenses to Average Net Assets***(3)	1.02%	1.02%	1.06%	1.01%	0.98%	0.93%
Ratio of Net Expenses to Average Net Assets***(3)	1.02%	1.01%	1.05%	1.00%	0.97%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.44%	0.59%	0.24%	0.11%	0.11%	0.42%
Portfolio Turnover Rate***	75%	83%	102%	72%	147%	38%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	See Note 6 in Notes to Financial Statements.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 161

Financial Highlights  (continued)

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Triton Fund
and each fiscal year or period ended October 31	2010(2)	2009	2008	2007	2006	2005(3)

Net Asset Value, Beginning of Period	$11.60	$8.89	$17.13	$13.09	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.01	.02	–	.01	–
Net gains/(losses) on investments (both realized and unrealized)	3.09	2.70	(6.36)	4.22	2.27	.86
Total from Investment Operations	3.10	2.71	(6.34)	4.22	2.28	.86
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–(4)	–	–	(.03)	–
Distributions (from capital gains)*	–	–	(1.90)	(.18)	(.02)	–
Return of Capital	N/A	N/A	–(5)	N/A	N/A	N/A
Total Distributions and Other	(.02)	–	(1.90)	(.18)	(.05)	–
Net Asset Value, End of Period	$14.68	$11.60	$8.89	$17.13	$13.09	$10.86
Total Return**	26.74%	30.55%	(41.05)%	32.57%	21.06%	8.60%
Net Assets, End of Period (in thousands)	$431,352	$315,350	$122,852	$151,888	$111,993	$37,695
Average Net Assets for the Period (in thousands)	$313,740	$193,298	$143,209	$120,057	$105,268	$25,904
Ratio of Gross Expenses to Average Net Assets***(6)	0.96%(7)	1.18%(7)	1.20%(7)	1.13%	1.11%	1.27%
Ratio of Net Expenses to Average Net Assets***(6)	0.96%(7)	1.17%(7)	1.20%(7)	1.11%	1.09%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.14)%	0.06%	(0.23)%	(0.28)%	0.12%	(0.24)%
Portfolio Turnover Rate***	35%	50%	88%	93%	262%	48%

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Twenty Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$57.00	$46.29	$74.70	$52.93	$47.63	$39.60
Income from Investment Operations:
Net investment income/(loss)	(.12)	.06	.01	.15	.32	.10
Net gains/(losses) on investments (both realized and unrealized)	3.45	10.66	(28.27)	21.94	5.08	7.94
Total from Investment Operations	3.33	10.72	(28.26)	22.09	5.40	8.04
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.15)	(.32)	(.10)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of Capital	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	(.01)	(.15)	(.32)	(.10)	(.01)
Net Asset Value, End of Period	$60.33	$57.00	$46.29	$74.70	$52.93	$47.63
Total Return**	5.84%	23.16%	(37.91)%	41.95%	11.35%	20.31%
Net Assets, End of Period (in thousands)	$3,850,699	$9,016,257	$7,671,239	$12,769,465	$9,582,463	$9,612,503
Average Net Assets for the Period (in thousands)	$5,792,097	$7,846,950	$11,801,120	$10,355,207	$9,511,589	$9,458,921
Ratio of Gross Expenses to Average Net Assets***(6)	0.91%	0.86%	0.85%	0.88%(8)	0.88%(8)	0.86%
Ratio of Net Expenses to Average Net Assets***(6)	0.91%	0.86%	0.84%	0.88%(8)	0.87%(8)	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.14)%	(0.10)%	(0.07)%(9)	0.22%	0.60%	0.21%
Portfolio Turnover Rate***	39%	32%	42%	20%	41%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from February 25, 2005 (inception date) through October 31, 2005.
(4)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(5)	Return of Capital aggregated less than $.01 on a per share basis.
(6)	See Note 6 in Notes to Financial Statements.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.96% and 0.96%, respectively, in 2010, 1.18% and 1.17%, respectively, in 2009 and 1.16% and 1.16%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would be 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006 without the inclusion of dividends and interest on short positions and any stock loan fees.
(9)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.09%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

162 | September 30, 2010

Class T Shares(1)

For a share outstanding during the eleven-month
fiscal period ended September 30, 2010	Janus Venture Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$38.68	$29.82	$79.09	$65.75	$56.82	$51.57
Income from Investment Operations:
Net investment income/(loss)	(.13)	–	.07	(.02)	(.06)	–
Net gains/(losses) on investments (both realized and unrealized)	8.53	8.86	(34.87)	20.85	11.92	5.25
Total from Investment Operations	8.40	8.86	(34.80)	20.83	11.86	5.25
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	(14.47)	(7.49)	(2.93)	–
Return of Capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	–	–	(14.47)	(7.49)	(2.93)	–
Net Asset Value, End of Period	$47.08	$38.68	$29.82	$79.09	$65.75	$56.82
Total Return**	21.72%	29.71%	(52.62)%	34.68%	21.69%	10.18%
Net Assets, End of Period (in thousands)	$206,712	$921,384	$760,880	$1,764,166	$1,398,455	$1,293,150
Average Net Assets for the Period (in thousands)	$458,457	$776,334	$1,268,992	$1,549,495	$1,353,079	$1,367,775
Ratio of Gross Expenses to Average Net Assets***(4)	0.92%(5)	0.93%(5)	0.90%(5)	0.88%	0.91%	0.87%
Ratio of Net Expenses to Average Net Assets***(4)	0.92%(5)	0.93%(5)	0.90%(5)	0.87%	0.91%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.47)%	(0.48)%	(0.46)%	(0.49)%	(0.55)%	(0.64)%
Portfolio Turnover Rate***	64%	40%	31%	57%	55%	63%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would be 0.90% and 0.90%, respectively, in 2010, 0.91% and 0.91%, respectively, in 2009 and 0.89% and 0.89%, respectively, in 2008 without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 163

Notes to Schedules of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Government/Credit Bond Index (45%).

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Barclays Capital U.S. Government/Credit Bond Index	Composed of all bonds that are investment grade with at least one year until maturity.

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

164 | September 30, 2010

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
mu	Please see Note 13 in Notes to Financial Statements.
#	Security is perpetual and thus does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of September 30, 2010.

°° ∞  Schedule of Fair Valued Securities (as of September 30, 2010)

		Value as a %
	Value	of Net Assets

Janus Venture Fund
Digital Domain – Private Placement	$3,037,965	0.3%
Genius Products, Inc.	771,240	0.1%
Genius Products, Inc. – Private Placement, 5.0000% – expires 12/31/10	500,000	0.0%
Lantronix, Inc. – expires 2/9/11	–	0.0%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	27,776	0.0%

	$4,336,981	0.4%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

Janus Growth & Core Funds | 165

Notes to Schedules of Investments (continued)

§ Schedule of Restricted and Illiquid Securities (as of September 30, 2010)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Venture Fund
Digital Domain – Private Placement	7/26/07	$7,291,119	$3,037,965	0.3%
Genius Products, Inc.	5/1/09	37,439	771,240	0.1%
Genius Products, Inc. – Private Placement, 5.0000% – expires 12/31/10	2/19/09	2,000,000	500,000	0.0%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	5/17/07	198,682	27,776	0.0%

		$9,527,240	$4,336,981	0.4%

The Fund has registration rights for certain restricted securities held as of September 30, 2010. The issuer incurs all registration costs.

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended September 30, 2010.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/10

Janus Contrarian Fund
Boise, Inc.	7,025,420	$47,362,888	–	$–	$–	$–	$45,594,976
St. Joe Co.	–	–	764,565	47,666,438	(19,724,778)	–	202,291,510
Vail Resorts, Inc.	–	–	–	–	–	–	111,447,157

		$47,362,888		$47,666,438	$(19,724,778)	$–	$359,333,643

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/10

Janus Venture Fund
Century Casinos, Inc.	–	$–	1,451,136	$3,359,271	$(34,855)	$–	$–
Convio, Inc.	975,363	8,308,245	–	–	–	–	8,992,847
Genius Products, Inc.	–	–	9,700	33,494	(195)	–	771,240
Health Grades, Inc.	6,370	52,209	–	–	–	–	13,485,285
Horizon Lines, Inc. – Class A	6,490	26,321	–	–	–	434,469	7,045,597
inContact, Inc.	6,225	14,262	–	–	–	–	3,731,309
Information Services Group, Inc.	–	–	1,961,073	4,824,890	(59,256)	–	–
LivePerson, Inc.	8,800	68,648	874,544	5,824,453	(23,081)	–	19,107,278
NaviSite, Inc.	–	–	3,704,519	10,374,666	(97,471)	–	–
Princeton Review, Inc.	2,606,270	7,597,277	2,606,270	5,092,390	(771)	–	–
Standard Parking Corp.	828,256	13,013,133	–	–	–	–	15,018,178
Sturm Ruger and Co., Inc.	–	–	988,405	10,071,359	(29,508)	94,887	–
Ultimate Software Group, Inc.	535	19,940	1,125,472	37,316,228	(32,184)	–	5,321,230

		$29,100,035		$76,896,751	$(277,321)	$529,356	$73,472,964

166 | September 30, 2010

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Balanced Fund
Bank Loans	$–	$6,313,909	$–

Common Stock
Aerospace and Defense	64,762,650	35,846,719	–
Agricultural Chemicals	–	67,288,745	–
Casino Hotels	–	28,661,469	–
Cellular Telecommunications	–	24,380,241	–
Commercial Banks	–	71,388,440	–
Diversified Banking Institutions	161,357,197	65,471,623	–
Diversified Operations	67,645,661	3,336,145	–
Food – Miscellaneous/Diversified	39,882,497	41,666,488	–
Oil Companies – Integrated	105,968,337	59,818,356	–
Soap and Cleaning Preparations	–	45,035,436	–
All Other	2,396,056,410	–	–

Corporate Bonds	–	1,914,616,941	–

Foreign Government Bonds	–	4,283,807	–

Preferred Stock	–	4,874,563	–

U.S. Treasury Notes/Bonds	–	603,171,292	–

Short-Term Taxable Variable Rate Demand Note	–	5,845,366	–

Money Market	–	41,082,839	–

Total Investments in Securities	$2,835,672,752	$3,023,082,379	$–

Investments in Securities:
Janus Contrarian Fund
Common Stock
Automotive – Cars and Light Trucks	$–	$50,515,030	$–
Commercial Banks	–	190,268,438	–
Consumer Products – Miscellaneous	–	21,871,630	–
Electric – Generation	–	60,299,245	–
Electric – Transmission	–	76,306,801	–
Food – Dairy Products	–	59,198,935	–
Food – Miscellaneous/Diversified	–	105,661,986	–
Food – Retail	–	20,614,797	–
Medical – Drugs	195,888,101	27,427,045	–
Medical – Generic Drugs	208,787,913	32,852,173	–
Metal Processors and Fabricators	–	55,480,873	–
Real Estate Operating/Development	202,291,511	179,886,494	–
Retail – Apparel and Shoe	41,536,817	61,128,308	–
Retail – Major Department Stores	–	43,004,630	–
Steel – Producers	20,031,557	303,387,327	–
Telephone – Integrated	–	190,677,012	–
All Other	2,036,200,068	–	–

Money Market	–	–	–

Total Investments in Securities	$2,704,735,967	$1,478,580,724	$–

Janus Growth & Core Funds | 167

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Enterprise Fund
Common Stock
Airlines	$–	$34,853,073	$–
Distribution/Wholesale	48,238,544	69,725,749	–
Electronic Components – Semiconductors	30,945,385	35,732,944	–
Medical – Drugs	19,501,275	15,428,650	–
All Other	2,116,452,165	–	–

Money Market	–	29,411,000	–

Total Investments in Securities	$2,215,137,369	$185,151,416	$–

Investments in Securities:
Janus Forty Fund
Common Stock
Agricultural Chemicals	$–	$55,814,814	$–
Brewery	–	305,175,390	–
Cellular Telecommunications	–	47,955,936	–
Chemicals – Diversified	–	76,142,716	–
Commercial Banks	–	129,331,913	–
Electric Products – Miscellaneous	–	3,894,025	–
Industrial Automation and Robotics	–	42,345,781	–
Life and Health Insurance	–	155,499,924	–
Oil Companies – Integrated	–	144,604,623	–
Real Estate Operating/Development	–	64,129,189	–
Soap and Cleaning Preparations	–	65,434,494	–
All Other	5,112,742,607	–	–

Money Market	–	518,980,047	–

Total Investments in Securities	$5,112,742,607	$1,609,308,852	$–

Investments in Securities:
Janus Fund
Common Stock
Beverages – Wine and Spirits	$–	$98,721,891	$–
Brewery	–	452,071,022	–
Casino Hotels	–	69,352,024	–
Commercial Banks	–	78,423,138	–
Food – Retail	–	37,748,254	–
Life and Health Insurance	56,691,224	41,131,485	–
Semiconductor Components/Integrated Circuits	119,237,549	61,952,271	–
All Other	6,972,249,952	–	–

Money Market	–	114,919,600	–

Total Investments in Securities	$7,148,178,725	$954,319,685	$–

Investments in Securities:
Janus Growth and Income Fund
Common Stock
Aerospace and Defense	$74,256,311	$36,444,811	$–
Agricultural Chemicals	–	78,354,025	–
Casino Hotels	–	13,009,277	–
Commercial Banks	–	37,932,091	–
Diversified Banking Institutions	180,347,944	28,410,290	–
Diversified Operations	46,822,111	9,841,458	–
Oil Companies – Integrated	138,318,474	63,233,638	–
All Other	2,484,744,733	–	–

Corporate Bonds	–	165,510,896	–

U.S. Treasury Notes/Bonds	–	67,173,846	–

Money Market	–	118,110,781	–

Total Investments in Securities	$2,924,489,573	$618,021,113	$–

168 | September 30, 2010

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Research Core Fund
Common Stock
Aerospace and Defense	$–	$2,829,931	$–
Airlines	–	6,987,924	–
Brewery	–	9,286,953	–
Cellular Telecommunications	–	2,876,994	–
Commercial Banks	–	6,451,089	–
Life and Health Insurance	9,648,362	3,609,201	–
Medical – Drugs	31,062,257	2,685,474	–
Oil Companies – Integrated	–	7,698,017	–
Real Estate Operating/Development	–	4,004,112	–
Soap and Cleaning Preparations	–	15,479,488	–
Toys	–	4,949,487	–
All Other	446,170,237	–	–

Money Market	–	51,000	–

Total Investments in Securities	$486,880,856	$66,909,670	$–

Investments in Securities:
Janus Research Fund
Common Stock
Agricultural Chemicals	$–	$31,787,719	$–
Automotive – Cars and Light Trucks	47,862,010	23,753,549	–
Beverages – Wine and Spirits	–	20,993,927	–
Brewery	–	19,756,773	–
Casino Hotels	–	18,363,662	–
Cellular Telecommunications	–	22,187,307	–
Chemicals – Diversified	–	41,758,739	–
Commercial Banks	–	10,415,190	–
Distribution/Wholesale	21,838,590	21,035,224	–
Electronic Components – Semiconductors	30,396,637	67,006,677	–
Food – Miscellaneous/Diversified	20,724,327	13,961,438	–
Life and Health Insurance	10,986,875	10,383,944	–
Medical – Drugs	60,362,542	48,619,466	–
Multimedia	20,654,521	21,442,722	–
Oil Companies – Integrated	–	43,436,850	–
Oil Refining and Marketing	40,881,175	18,827,132	–
Real Estate Operating/Development	10,829,935	11,480,730	–
Soap and Cleaning Preparations	–	22,584,897	–
Tobacco	47,490,115	13,759,154	–
Toys	24,341,087	30,871,799	–
All Other	2,298,270,580	–	–

Total Investments in Securities	$2,634,638,394	$512,426,899	$–

Investments in Securities:
Janus Triton Fund
Common Stock
Electronic Components – Semiconductors	$7,420,413	$6,932,539	$–
Internet Applications Software	–	418,442	–
All Other	709,830,548	–	–

Money Market	–	85,525,356	–

Total Investments in Securities	$717,250,961	$92,876,337	$–

Janus Growth & Core Funds | 169

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Twenty Fund
Common Stock
Agricultural Chemicals	$–	$102,144,253	$–
Brewery	–	473,151,826	–
Cellular Telecommunications	–	74,601,737	–
Chemicals – Diversified	–	102,857,470	–
Commercial Banks	–	174,442,610	–
Electric Products – Miscellaneous	–	5,638,143	–
Industrial Automation and Robotics	–	55,564,566	–
Life and Health Insurance	–	210,361,399	–
Oil Companies – Integrated	–	194,282,087	–
Real Estate Operating/Development	–	86,671,217	–
Soap and Cleaning Preparations	–	101,407,878	–
All Other	6,932,987,615	–	–

Money Market	–	297,523,000	–

Total Investments in Securities	$6,932,987,615	$1,878,646,186	$–

Investments in Securities:
Janus Venture Fund
Common Stock
Broadcast Services and Programming	$16,976,506	$–	$771,240
Business to Business/E-Commerce	–	614,385	–
Diversified Operations	5,348,415	–	3,037,965
All Other	963,491,572	–	–

Promissory Note	–	–	500,000

Warrants	–	27,776	–

Money Market	–	60,569,869	–

Total Investments in Securities	$985,816,493	$61,212,030	$4,309,205

Investments in Purchased Options:
Janus Contrarian Fund	$908,219	$14,035,613	$–

Investments in Securities Sold Short:
Janus Contrarian Fund	$(46,887,608)	$–	$–
Janus Fund	(96,393,120)	–	–
Janus Triton Fund	(2,045,683)	–	–

Other Financial Instruments(b):
Janus Balanced Fund	$–	$(1,577,366)	$–
Janus Contrarian Fund	(1,884,211)	(18,884,202)	–
Janus Enterprise Fund	–	(779,941)	–
Janus Forty Fund	–	(6,857,373)	–
Janus Fund	–	(33,537,662)	–
Janus Growth and Income Fund	–	(1,295,399)	–
Janus Research Core Fund	–	(329,966)	–
Janus Research Fund	–	(919,906)	–
Janus Twenty Fund	–	(9,760,127)	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

170 | September 30, 2010

Level 3 Valuation Reconciliation of Assets (for the fiscal period ended September 30, 2010)

	Balance			Change in			Balance
	as of	Accrued	Realized	Unrealized	Net	Transfers In	as of
	October	Discounts/	Gain/	Appreciation/	Purchases/	and/or	September
	31, 2009	Premiums	(Loss)(a)	(Depreciation)(b)	(Sales)	Out of Level 3	30, 2010

Investments in Securities:
Janus Venture Fund
Common Stock
Broadcast Services and Programming	$3,136,720	$–	$–	$(2,365,480)	$–	$–	$771,240
Diversified Operations	7,291,116	–	–	(4,253,151)	–	–	3,037,965
Promissory Note
Broadcast Services and Programming	2,000,000	–	–	(1,500,000)	–	–	500,000

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of September 30, 2010 is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$401,779,073
Janus Contrarian Fund	544,670,778
Janus Enterprise Fund	95,444,391
Janus Forty Fund	206,421,118
Janus Fund	2,037,683,895
Janus Growth and Income Fund	181,194,925
Janus Research Core Fund	67,433,385
Janus Research Fund	445,478,469
Janus Triton Fund	6,836,010
Janus Twenty Fund	294,583,563

Janus Growth & Core Funds | 171

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, all of the Funds, except Janus Forty Fund, changed their fiscal year end from October 31 to September 30. Accordingly, these financial statements include information for the eleven-month fiscal period or fiscal year ended September 30, 2010. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, Janus Forty Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of

172 | September 30, 2010

the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the

Janus Growth & Core Funds | 173

Notes to Financial Statements (continued)

REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the eleven-month fiscal period or fiscal year ended September 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of September 30, 2010, Janus Contrarian Fund, Janus Forty Fund, Janus Fund, and Janus Twenty Fund had restricted cash in the amounts of $16,849,293, $6,050,000, $28,739,443 and $8,750,000, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at September 30, 2010. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

174 | September 30, 2010

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal period or fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective September 30, 2010. This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal period or fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Janus Growth & Core Funds | 175

Notes to Financial Statements (continued)

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract

176 | September 30, 2010

is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend

Janus Growth & Core Funds | 177

Notes to Financial Statements (continued)

upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The following Funds recognized realized gains/(losses) from written options contracts during the eleven-month fiscal period or fiscal year ended September 30, 2010 as indicated in the table below:

Fund	Gains/(Losses)

Janus Contrarian Fund	$76,142,178
Janus Fund	18,944,240
Janus Venture Fund	944,028

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the eleven-month fiscal period or fiscal year ended September 30, 2010 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2009	–	$–
Options written	503,378	33,338,505
Options closed	(335,087)	(18,363,864)
Options expired	(110,937)	(11,406,751)
Options exercised	(27,837)	(1,823,853)

Options outstanding at September 30, 2010	29,517	$1,744,037

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2009	73,645	$10,649,067
Options written	1,800,031	219,012,362
Options closed	(930,132)	(139,047,972)
Options expired	(765,973)	(73,733,883)
Options exercised	(25,252)	(1,888,804)

Options outstanding at September 30, 2010	152,319	$14,990,770

	Number of	Premiums
Call Options	Contracts	Received

Janus Forty Fund
Options outstanding at September 30, 2009	–	$–
Options written	23,236	7,315,156
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2010	23,236	$7,315,156

	Number of	Premiums
Put Options	Contracts	Received

Janus Forty Fund
Options outstanding at September 30, 2009	–	$–
Options written	23,236	5,667,298
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2010	23,236	$5,667,298

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2009	4,284	$2,729,223
Options written	147,123	22,363,767
Options closed	(62,999)	(11,270,163)
Options expired	(10,703)	(567,485)
Options exercised	(4,284)	(2,729,223)

Options outstanding at September 30, 2010	73,421	$10,526,119

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2009	–	$–
Options written	231,241	36,977,828
Options closed	(57,259)	(10,195,600)
Options expired	(807)	(484,200)
Options exercised	–	–

Options outstanding at September 30, 2010	173,175	$26,298,028

178 | September 30, 2010

	Number of	Premiums
Call Options	Contracts	Received

Janus Twenty Fund
Options outstanding at October 31, 2009	–	$–
Options written	31,937	10,315,504
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2010	31,937	$10,315,504

	Number of	Premiums
Put Options	Contracts	Received

Janus Twenty Fund
Options outstanding at October 31, 2009	–	$–
Options written	31,937	8,014,361
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2010	31,937	$8,014,361

	Number of	Premiums
Call Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2009	1,000	$95,000
Options written	3,500	223,567
Options closed	–	–
Options expired	(4,000)	(265,998)
Options exercised	(500)	(52,569)

Options outstanding at September 30, 2010	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2009	3,000	$415,000
Options written	16,500	1,310,780
Options closed	(2,500)	(384,500)
Options expired	(13,500)	(1,054,530)
Options exercised	(3,500)	(286,750)

Options outstanding at September 30, 2010	–	$–

Other Options
In addition to the option strategies described above, the Funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. The Funds may use exotic options to the extent that they are consistent with the Funds’ investment objectives and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and

Janus Growth & Core Funds | 179

Notes to Financial Statements (continued)

by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2010.

Fair Value of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Foreign Exchange Contracts	Forward currency contracts	$234,291	Forward currency contracts	$1,811,657

Total		$234,291		$1,811,657

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Contrarian Fund
Equity Contracts			Options written, at value	$14,943,068
Equity Contracts	Unaffiliated investments at value	$14,943,832	Unrealized depreciation on swap contracts	5,957,543
Foreign Exchange Contracts	Forward currency contracts	260,525	Forward currency contracts	128,327

Total		$15,204,357		$21,028,938

180 | September 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Enterprise Fund
Foreign Exchange Contracts	Forward currency contracts	$4,813	Forward currency contracts	$784,754

Total		$4,813		$784,754

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Forty Fund
Equity Contracts			Options written, at value	$6,857,373

Total				$6,857,373

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Fund
Equity Contracts			Options written, at value	$30,339,242
Equity Contracts			Unrealized depreciation on swap contracts	505,930
Foreign Exchange Contracts	Forward currency contracts	$863,899	Forward currency contracts	3,556,389

Total		$863,899		$34,401,561

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Growth and Income Fund
Foreign Exchange Contracts	Forward currency contracts	$53,282	Forward currency contracts	$1,348,681

Total		$53,282		$1,348,681

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Research Core Fund
Foreign Exchange Contracts	Forward currency contracts	$58,332	Forward currency contracts	$388,298

Total		$58,332		$388,298

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Research Fund
Foreign Exchange Contracts	Forward currency contracts	$770,846	Forward currency contracts	$1,690,752

Total		$770,846		$1,690,752

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Twenty Fund
Equity Contracts			Options written, at value	$9,760,127

Total				$9,760,127

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statement of Operations for the eleven-month fiscal period or fiscal year ended September 30, 2010 and the fiscal year ended October 31, 2009.

The effect of Derivative Instruments on the Statements of Operations for the eleven-month fiscal period or fiscal year ended September 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Equity Contracts	$(1,698,083)	$–	$–	$–	$(1,698,083)

Foreign Exchange Contracts	–	–	–	10,762,391	10,762,391

Total	$(1,698,083)	$–	$–	$10,762,391	$9,064,308

Janus Growth & Core Funds | 181

Notes to Financial Statements (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,117,876)	$(1,117,876)

Total	$–	$–	$–	$(1,117,876)	$(1,117,876)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$–	$–	$(17,156,506)	$–	$(17,156,506)

Foreign Exchange Contracts	–	–	–	19,378,636	19,378,636

Total	$–	$–	$(17,156,506)	$19,378,636	$2,222,130

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$–	$(5,957,543)	$10,236,496	$–	$4,278,953

Foreign Exchange Contracts	–	–	–	3,644,216	3,644,216

Total	$–	$(5,957,543)	$10,236,496	$3,644,216	$7,923,169

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$2,792,694	$2,792,694

Total	$–	$–	$–	$2,792,694	$2,792,694

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$(275,215)	$(275,215)

Total	$–	$–	$–	$(275,215)	$(275,215)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$(5,439,644)	$–	$(5,439,644)

Total	$–	$–	$(5,439,644)	$–	$(5,439,644)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$6,125,081	$–	$6,125,081

Total	$–	$–	$6,125,081	$–	$6,125,081

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$10,658,789	$–	$10,658,789

Foreign Exchange Contracts	–	–	–	47,331,016	47,331,016

Total	$–	$–	$10,658,789	$47,331,016	$57,989,805

182 | September 30, 2010

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$(505,930)	$5,190,822	$–	$4,684,892

Foreign Exchange Contracts	–	–	–	737,564	737,564

Total	$–	$(505,930)	$5,190,822	$737,564	$5,422,456

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$11,198,269	$11,198,269

Total	$–	$–	$–	$11,198,269	$11,198,269

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$466,106	$466,106

Total	$–	$–	$–	$466,106	$466,106

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Core Fund

Foreign Exchange Contracts	$–	$–	$–	$1,522,808	$1,522,808

Total	$–	$–	$–	$1,522,808	$1,522,808

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Core Fund

Foreign Exchange Contracts	$–	$–	$–	$(152,785)	$(152,785)

Total	$–	$–	$–	$(152,785)	$(152,785)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$(421,310)	$(421,310)

Total	$–	$–	$–	$(421,310)	$(421,310)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$604,935	$604,935

Total	$–	$–	$–	$604,935	$604,935

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$(7,779,618)	$–	$(7,779,618)

Total	$–	$–	$(7,779,618)	$–	$(7,779,618)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$8,569,738	$–	$8,569,738

Total	$–	$–	$8,569,738	$–	$8,569,738

Janus Growth & Core Funds | 183

Notes to Financial Statements (continued)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Venture Fund

Equity Contracts	$–	$–	$944,028	$–	$944,028

Total	$–	$–	$944,028	$–	$944,028

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Venture Fund

Equity Contracts	$–	$–	$647,545	$–	$647,545

Total	$–	$–	$647,545	$–	$647,545

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended October 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$(2,302,434)	$(2,302,434)

Total	$–	$–	$–	$(2,302,434)	$(2,302,434)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$(7,162,916)	$(7,162,916)

Total	$–	$–	$–	$(7,162,916)	$(7,162,916)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$–	$–	$(239,677,050)	$–	$(239,677,050)

Foreign Exchange Contracts	–	–	–	16,182,259	16,182,259

Total	$–	$–	$(239,677,050)	$16,182,259	$(223,494,791)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$–	$–	$150,795,559	$–	$150,795,559

Foreign Exchange Contracts	–	–	–	(12,277,265)	(12,277,265)

Total	$–	$–	$150,795,559	$(12,277,265)	$138,518,294

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$(2,925,178)	$(2,925,178)

Total	$–	$–	$–	$(2,925,178)	$(2,925,178)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$(4,634,047)	$(4,634,047)

Total	$–	$–	$–	$(4,634,047)	$(4,634,047)

184 | September 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$30,877,063	$–	$30,877,063

Foreign Exchange Contracts	–	–	–	2,039,527	2,039,527

Total	$–	$–	$30,877,063	$2,039,527	$32,916,590

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$(27,083,432)	$–	$(27,083,432)

Foreign Exchange Contracts	–	–	–	(60,215,260)	(60,215,260)

Total	$–	$–	$(27,083,432)	$(60,215,260)	$(87,298,692)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Equity Contracts	$–	$–	$(59,830,291)	$–	$(59,830,291)

Foreign Exchange Contracts	–	–	–	(3,631,052)	(3,631,052)

Total	$–	$–	$(59,830,291)	$(3,631,052)	$(63,461,343)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Equity Contracts	$–	$–	$50,885,885	$–	$50,885,885

Foreign Exchange Contracts	–	–	–	(13,710,055)	(13,710,055)

Total	$–	$–	$50,885,885	$(13,710,055)	$37,175,830

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Core Fund

Equity Contracts	$–	$–	$12,027	$–	$12,027

Foreign Exchange Contracts	–	–	–	1,428,606	1,428,606

Total	$–	$–	$12,027	$1,428,606	$1,440,633

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Core Fund

Foreign Exchange Contracts	$–	$–	$–	$(5,159,565)	$(5,159,565)

Total	$–	$–	$–	$(5,159,565)	$(5,159,565)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Equity Contracts	$–	$2,641,536	$596,108	$–	$3,237,644

Foreign Exchange Contracts	–	–	–	(681,140)	(681,140)

Total	$–	$2,641,536	$596,108	$(681,140)	$2,556,504

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Equity Contracts	$–	$649,428	$–	$–	$649,428

Foreign Exchange Contracts	–	–	–	(17,554,825)	(17,554,825)

Total	$–	$649,428	$–	$(17,554,825)	$(16,905,397)

Janus Growth & Core Funds | 185

Notes to Financial Statements (continued)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Triton Fund

Equity Contracts	$–	$–	$77,380	$–	$77,380

Total	$–	$–	$77,380	$–	$77,380

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Triton Fund

Equity Contracts	$–	$–	$(74,035)	$–	$(74,035)

Total	$–	$–	$(74,035)	$–	$(74,035)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Venture Fund

Equity Contracts	$–	$–	$(235,224)	$–	$(235,224)

Total	$–	$–	$(235,224)	$–	$(235,224)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Venture Fund

Equity Contracts	$–	$–	$(1,375,543)	$–	$(1,375,543)

Total	$–	$–	$(1,375,543)	$–	$(1,375,543)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Certain Funds, particularly Janus Balanced Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally

186 | September 30, 2010

representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the eleven-month fiscal period ended September 30, 2010 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Janus Balanced Fund	$1,879,222	3.0100%-5.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets

Janus Growth & Core Funds | 187

Notes to Financial Statements (continued)

that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds, particularly Janus Balanced Fund, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae and Freddie Mac’s debt and equities is unclear. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and the Funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest changes and causing its price to decline.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
The Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. Under procedures adopted by the Trustees, the Funds may seek

188 | September 30, 2010

to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, sovereign debt, convertible securities, foreign currency and bank letters of credit, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
Janus Balanced Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the

Janus Growth & Core Funds | 189

Notes to Financial Statements (continued)

transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects certain Funds’ “base” fee rates prior to any performance adjustment and certain Funds’ contractual investment advisory fee rates (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee/Base
Fund	of the Fund	Fee (%) (annual rate)

Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	N/A	0.64
Janus Enterprise Fund	All Asset Levels	0.64
Janus Forty Fund	N/A	0.64
Janus Fund	N/A	0.64
Janus Growth and Income Fund	All Asset Levels	0.62
Janus Research Core Fund	All Asset Levels	0.60
Janus Research Fund	N/A	0.64
Janus Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	N/A	0.64
Janus Venture Fund	All Asset Levels	0.64

For Janus Contrarian Fund, Janus Forty Fund, Janus Fund, Janus Research Fund, and Janus Twenty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Forty Fund	Russell 1000® Growth Index
Janus Fund	Core Growth Index
Janus Research Fund	Russell 1000® Growth Index
Janus Twenty Fund	Russell 1000® Growth Index

At the “Special Meeting” of the shareholders held on June 10, 2010 (for Janus Fund and Janus Twenty Fund), and June 29, 2010 (for Janus Forty Fund), shareholders of the Funds approved amended and restated investment advisory agreements between Janus Investment Fund, on behalf of the Funds, and Janus Capital, changing the Funds’ investment advisory fee structures from an annual fixed rate of 0.64% of average daily net assets to an annual rate that adjusts up or down based upon the performance of each Fund’s (with the exception of Janus Twenty Fund) Class A Shares (waiving the upfront sales load) relative to each Fund’s respective benchmark index as noted above.

Only the base fee rate applied until February 2007 for each of Janus Contrarian Fund and Janus Research Fund and will apply until July 2011 for Janus Fund and January 2012 for each of Janus Forty Fund and Janus Twenty Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund) and, accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months(18 months for each of Janus Forty Fund and Janus Twenty Fund). When the performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for each of Janus Contrarian Fund and Janus Research Fund and will apply beginning July 2011 for Janus Fund and January 2012 for each of Janus Forty Fund and Janus Twenty Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the

190 | September 30, 2010

Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s (with the exception of Janus Twenty Fund) Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

Because Janus Twenty Fund does not offer Class A Shares, the investment performance of the Fund’s Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether Janus Twenty Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class T Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across any other class of shares of Janus Twenty Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the eleven-month fiscal period ended September 30, 2010, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Contrarian Fund	$(1,605,577)
Janus Research Fund	1,567,264

During the fiscal year ended October 31, 2009, Janus Contrarian Fund and Janus Research Fund recorded Performance Adjustments of $1,931,917 and $1,635,762, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In

Janus Growth & Core Funds | 191

Notes to Financial Statements (continued)

addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Prior to February 16, 2010, certain Funds paid Janus Services an asset-weighted average annual fee based on the proportion of a Fund’s total net assets sold directly and the proportion of a Fund’s net assets sold through intermediaries for Class J Shares, the initial share class. The applicable fee rates were 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares, the initial share class.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or arranging for the provision of, administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds, as applicable. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Funds for providing or procuring administrative services to investors in Class T Shares of the Funds. These administrative services fees are paid by Class T Shares of the Funds to Janus Services, which uses some or all of such fees to compensate intermediaries for providing these services to their customers who invest in the Funds. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of these Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to these Funds.

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed until at least February 1, 2012 to reimburse certain Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

192 | September 30, 2010

Expense
Fund	Limit (%)

Janus Balanced Fund	0.76
Janus Contrarian Fund	0.89
Janus Enterprise Fund	0.90
Janus Forty Fund	0.78
Janus Fund	0.78
Janus Growth and Income Fund*	0.73
Janus Research Core Fund*	0.66
Janus Triton Fund	1.05

*	Janus Research Core Fund is expected to reorganize into Janus Growth and Income Fund effective on or about January 28, 2011. Upon consummation of the reorganization, Janus Capital has agreed to reduce the expense limit for Janus Growth and Income Fund from 0.73%, as currently in effect until February 16, 2011, to 0.70%. The expense limit for Janus Research Core Fund is effective until February 16, 2011.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the eleven-month fiscal period or fiscal year ended September 30, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the eleven-month fiscal period or fiscal year ended September 30, 2010.

For the eleven-month fiscal period or fiscal year ended September 30, 2010 and the fiscal year ended October 31, 2009, Janus Capital assumed $54,830 and $8,636, respectively, of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $401,114, $429,795, $357,283 and $276,484 was paid by the Trust during the eleven-month fiscal period ended September 30, 2010 and the fiscal years ended September 30, 2010, October 31, 2009, and July 31, 2009, respectively. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the eleven-month fiscal year or period ended September 30, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$400,128
Janus Contrarian Fund	10,049
Janus Enterprise Fund	2,941
Janus Forty Fund	320,061
Janus Fund	4,260
Janus Growth and Income Fund	3,947
Janus Research Core Fund	393
Janus Research Fund	1,098
Janus Triton Fund	31,800

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the eleven-month period or fiscal year ended September 30, 2010,

Janus Growth & Core Funds | 193

Notes to Financial Statements (continued)

redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$542
Janus Forty Fund	100

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the eleven-month fiscal period or fiscal year ended September 30, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Balanced Fund	$39,951
Janus Contrarian Fund	1,730
Janus Enterprise Fund	356
Janus Forty Fund	39,878
Janus Fund	761
Janus Growth and Income Fund	291
Janus Triton Fund	2,353

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the eleven-month fiscal period or fiscal year ended September 30, 2010 and the fiscal year ended October 31, 2009, respectively, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/10

Janus Cash Liquidity Fund LLC
Janus Balanced Fund	$2,162,363,358	$(2,230,816,608)	$266,157	$41,082,839
Janus Contrarian Fund	1,123,471,873	(1,251,429,873)	38,898	–
Janus Enterprise Fund	396,079,442	(432,488,622)	112,585	29,411,000
Janus Forty Fund	2,155,189,630	(2,053,563,000)	1,043,015	518,980,047
Janus Fund	1,660,019,958	(1,880,456,000)	550,521	114,919,600
Janus Growth and Income Fund	933,692,080	(929,457,415)	241,581	118,110,781
Janus Research Core Fund	145,868,313	(145,817,313)	2,719	51,000
Janus Research Fund	567,631,465	(572,574,465)	28,820	–
Janus Triton Fund	308,425,858	(259,235,000)	84,991	85,525,356
Janus Twenty Fund	1,956,902,222	(2,111,224,386)	389,405	297,523,000
Janus Venture Fund	231,294,032	(172,635,163)	26,251	60,569,869

	$11,640,938,231	$(12,039,697,845)	$2,784,943	$1,266,173,492

194 | September 30, 2010

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Cash Liquidity Fund LLC
Janus Balanced Fund	$1,827,188,201	$(1,717,652,112)	$196,103	$109,536,089
Janus Contrarian Fund	1,359,456,827	(1,231,498,827)	109,581	127,958,000
Janus Enterprise Fund	328,865,180	(263,045,000)	100,338	65,820,180
Janus Fund	1,962,396,529	(1,627,040,887)	562,153	335,355,642
Janus Growth and Income Fund	683,234,358	(569,358,242)	151,932	113,876,116
Janus Research Core Fund	126,408,865	(126,408,865)	21,368	–
Janus Research Fund	574,304,223	(569,361,223)	38,109	4,943,000
Janus Triton Fund	147,893,940	(111,559,442)	48,954	36,334,498
Janus Twenty Fund	1,328,253,397	(876,408,233)	617,961	451,845,164
Janus Venture Fund	69,301,765	(67,390,765)	3,683	1,911,000

	$8,407,303,285	$(7,159,723,596)	$1,850,182	$1,247,579,689

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Institutional Cash Management Fund – Institutional Shares
Janus Balanced Fund	$56,402	$(17,841,729)	$5,433	$–
Janus Fund	366,807	(100,848,951)	203,611	–
Janus Growth and Income Fund	368,822	(112,654,264)	179,957	–
Janus Triton Fund	2,812	(829,871)	681	–
Janus Twenty Fund	2,917,774	(725,016,610)	1,669,976	–

	$3,712,617	$(957,191,425)	$2,059,658	$–

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Institutional Money Market Fund – Institutional Shares
Janus Balanced Fund	$25,703,877	$(127,275,877)	$55,925	$–
Janus Contrarian Fund	67,794,611	(95,855,611)	23,326	–
Janus Enterprise Fund	12,309,724	(22,315,724)	20,760	–
Janus Fund	110,001,911	(373,682,163)	582,130	–
Janus Growth and Income Fund	116,008,138	(178,733,252)	359,169	–
Janus Research Core Fund	8,533,708	(12,312,708)	8,706	–
Janus Research Fund	41,277,446	(90,713,446)	20,029	–
Janus Triton Fund	2,501,688	(5,276,688)	11,286	–
Janus Twenty Fund	72,372,190	(641,449,156)	1,003,102	–
Janus Venture Fund	8,009,852	(10,215,852)	1,827	–

	$464,513,145	$(1,557,830,477)	$2,086,260	$–

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the eleven-month fiscal period or fiscal year ended September 30, 2010, as indicated in the following table.

	Seed Capital
	at		Date of		Date of	Seed Capital
Fund	9/30/09 or 10/31/09*	Purchases	Purchases	Redemptions	Redemptions	at 9/30/10

Janus Forty Fund - Class T Shares	$1,000	$–	–	$–	–	$1,000
Janus Research Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Research Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Research Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Research Fund - Class S Shares	11,000	–	–	–	–	11,000
Janus Triton Fund - Class R Shares	164,904(1)	–	–	(164,904)	4/14/10	–
Janus Triton Fund - Class S Shares	220,254(1)	–	–	(220,254)	4/14/10	–

*	Seed capital is at 9/30/09 for Janus Forty Fund and is at 10/31/09 for Janus Research Fund and Janus Triton Fund.
(1)	Seed capital acquired pursuant to merger. See Note 9.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency

Janus Growth & Core Funds | 195

Notes to Financial Statements (continued)

gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2009 through September 30, 2010. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Balanced Fund	$7,426,939	$187,412,036	$–	$–	$45,956	$512,356,133
Janus Contrarian Fund	6,975,006	–	(877,869,943)	–	(4,555,968)	311,497,364
Janus Enterprise Fund	–	–	(430,840,716)	–	(64,728)	510,170,930
Janus Forty Fund	–	–	(1,082,059,182)	(81,207,374)	5,787,985	1,048,829,471
Janus Fund	28,100,740	–	(2,250,375,568)	–	6,069,268	1,512,266,564
Janus Growth and Income Fund	1,577,488	–	(889,215,402)	–	154,468	389,859,829
Janus Research Core Fund	3,344,262	–	(160,472,470)	–	5,301	60,913,111
Janus Research Fund	16,884,234	–	(916,577,906)	–	7,577	499,812,010
Janus Triton Fund	–	14,685,747	(559,809)	–	(24,875)	108,501,266
Janus Twenty Fund	2,583,018	–	(186,458,174)	–	8,150,459	2,266,108,131
Janus Venture Fund	–	–	(141,742,334)	–	(29,112)	203,252,169

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eleven-month fiscal period or
fiscal year ended September 30, 2010

								Accumulated
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	Capital
Fund	2011	2012	2013	2015	2016	2017	2018	Losses

Janus Balanced Fund	$–	$–	$–	$–	$–	$–	$–	$–
Janus Contrarian Fund(1)	(15,382,906)	(36,447,237)	(22,132,836)	(1,936,896)	(50,171,746)	(746,315,278)	(5,483,044)	(877,869,943)
Janus Enterprise Fund(1)	(35,756,979)	–	–	–	(138,714,921)	(256,368,816)	–	(430,840,716)
Janus Forty Fund	–	–	–	–	(458,510,468)	(623,548,714)	–	(1,082,059,182)
Janus Fund(1)	(574,244,031)	–	–	–	(23,612,026)	(1,652,519,511)	–	(2,250,375,568)
Janus Growth and Income Fund(1)	–	–	–	–	(187,872,450)	(701,342,952)	–	(889,215,402)
Janus Research Core Fund(1)	–	–	–	–	(10,778,692)	(148,874,404)	(819,374)	(160,472,470)
Janus Research Fund	(222,598,721)	–	–	–	(40,293,996)	(653,685,189)	–	(916,577,906)
Janus Triton Fund(1)	–	–	–	–	(559,809)	–	–	(559,809)
Janus Twenty Fund	(172,815,589)	–	–	–	–	(13,642,585)	–	(186,458,174)
Janus Venture Fund	–	–	–	–	–	(141,742,334)	–	(141,742,334)

(1)	Capital loss carryovers subject to annual limitations.

196 | September 30, 2010

During the eleven-month fiscal period or fiscal year ended September 30, 2010, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Balanced Fund	$107,341,278
Janus Contrarian Fund	268,680,834
Janus Enterprise Fund	156,927,118
Janus Forty Fund	44,275,278
Janus Fund	291,274,427
Janus Growth and Income Fund	292,034,258
Janus Research Core Fund	11,160,162
Janus Research Fund	153,343,191
Janus Triton Fund	19,308,025
Janus Twenty Fund	588,375,217
Janus Venture Fund	26,725,363

Janus Contrarian Fund, Janus Enterprise Fund and Janus Research Core Fund have net unrealized built in losses of $13,391,409, $21,551,418 and $2,764,123 that were acquired from Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Growth Fund and Janus Adviser Research Core Fund respectively. These losses are subject to annual limitation as a result of an ownership change and may be available for use in future years.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Balanced Fund	$5,346,398,998	$624,039,254	$(111,683,121)
Janus Contrarian Fund	3,883,115,625	706,128,944	(390,984,046)
Janus Enterprise Fund	1,890,117,855	598,784,676	(88,613,746)
Janus Forty Fund	5,673,221,988	1,259,813,111	(210,983,640)
Janus Fund	6,584,336,731	1,708,208,973	(190,047,294)
Janus Growth and Income Fund	3,152,650,857	526,237,880	(136,378,051)
Janus Research Core Fund	492,877,415	82,062,127	(21,149,016)
Janus Research Fund	2,647,253,283	573,227,465	(73,415,455)
Janus Triton Fund	700,745,192	123,990,781	(14,608,675)
Janus Twenty Fund	6,545,525,670	2,569,145,580	(303,037,449)
Janus Venture Fund	848,085,559	251,847,805	(48,595,636)

Information on the tax components of securities sold short as of September 30, 2010 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Contrarian Fund	$(49,529,122)	$–	$2,641,514
Janus Fund	(90,498,005)	(5,895,115)	–
Janus Triton Fund	(1,164,843)	(880,840)	–

Janus Growth & Core Funds | 197

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the eleven-month fiscal period or fiscal year ended September 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$110,995,327	$–	$–	$–
Janus Contrarian Fund	1,726,093	–	–	–
Janus Enterprise Fund	–	–	–	(4,569,437)
Janus Forty Fund	–	–	–	(22,165,805)
Janus Fund	5,781,718	–	–	–
Janus Growth and Income Fund	37,970,892	–	–	–
Janus Research Core Fund	1,615,334	–	–	–
Janus Research Fund	7,526,986	–	–	–
Janus Triton Fund	100,377	489,902	–	(954,535)
Janus Twenty Fund	–	–	–	–
Janus Venture Fund	–	–	–	(4,110,039)

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$92,307,406	$68,356,967	$443,498	$–
Janus Contrarian Fund	18,633,965	127,434,634	1,859,062	–
Janus Enterprise Fund	–	–	–	(72,584)
Janus Fund	96,855,319	–	–	–
Janus Growth and Income Fund	37,846,778	–	–	–
Janus Research Core Fund	8,145,763	18,689,352	–	–
Janus Research Fund	20,899,744	–	–	–
Janus Triton Fund	60,342	–	–	–
Janus Twenty Fund	–	–	1,410,558	(6,862,369)
Janus Venture Fund	–	–	–	(3,476,868)

For the two-month fiscal period ended September 30, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Forty Fund	$–	$–	$–	$(6,978,978)

198 | September 30, 2010

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the eleven-month fiscal period or fiscal year ended September 30, 2010, the two-month fiscal period ended September 30, 2009 and
each fiscal year ended July 31 or October 31

						Janus
	Janus	Janus	Janus	Janus		Growth	Janus	Janus
	Balanced	Contrarian	Enterprise	Forty	Janus	and Income	Research	Triton
	Fund	Fund	Fund	Fund	Fund	Fund	Core Fund	Fund

Class A Shares
2010(1)	0.93%	1.06%	1.15%	N/A	1.22%	1.04%	1.05%	1.07%
2010(2)	N/A	N/A	N/A	1.09%	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	0.97%	N/A	N/A	N/A	N/A
2009(4)	0.89%	1.43%	1.21%	N/A	1.07%	1.16%	1.45%	1.43%
2009(5)	N/A	N/A	N/A	1.03%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	0.97%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.05%	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.06%	N/A	N/A	N/A	N/A

Class C Shares
2010(1)	1.64%	1.85%	1.96%	N/A	1.96%	1.82%	1.80%	1.79%
2010(2)	N/A	N/A	N/A	1.85%	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	1.75%	N/A	N/A	N/A	N/A
2009(4)	1.70%	2.37%	2.39%	N/A	1.89%	2.08%	2.35%	2.19%
2009(5)	N/A	N/A	N/A	1.81%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.73%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.73%	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.70%	N/A	N/A	N/A	N/A

Class D Shares
2010(6)	0.73%	0.80%	0.88%	N/A	0.93%	0.83%	0.82%	0.83%

Class I Shares
2010(1)	0.65%	0.74%	0.81%	N/A	0.86%	0.72%	0.73%	0.71%
2010(2)	N/A	N/A	N/A	0.77%	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	0.67%	N/A	N/A	N/A	N/A
2009(4)	0.63%	0.94%	0.82%	N/A	0.73%	0.73%	0.84%	1.01%
2009(5)	N/A	N/A	N/A	0.67%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	0.65%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	0.68%	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	0.70%(7)	N/A	N/A	N/A	N/A

Class R Shares
2010(1)	1.34%	1.43%	1.47%	N/A	1.47%	1.44%	1.45%	1.46%
2010(2)	N/A	N/A	N/A	1.46%	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	1.41%	N/A	N/A	N/A	N/A
2009(4)	1.35%	1.67%	1.57%	N/A	1.45%	1.45%	1.63%	1.81%
2009(5)	N/A	N/A	N/A	1.41%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.40%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.43%	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.46%	N/A	N/A	N/A	N/A

Class S Shares
2010(1)	1.09%	1.18%	1.22%	N/A	1.25%	1.18%	1.20%	1.23%
2010(2)	N/A	N/A	N/A	1.20%	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	1.16%	N/A	N/A	N/A	N/A
2009(4)	1.10%	1.42%	1.31%	N/A	1.20%	1.20%	1.37%	1.61%
2009(5)	N/A	N/A	N/A	1.15%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.14%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.18%	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.18%	N/A	N/A	N/A	N/A

Janus Growth & Core Funds | 199

Notes to Financial Statements (continued)

						Janus
	Janus	Janus	Janus	Janus		Growth	Janus	Janus
	Balanced	Contrarian	Enterprise	Forty	Janus	and Income	Research	Triton
	Fund	Fund	Fund	Fund	Fund	Fund	Core Fund	Fund

Class T Shares(8)
2010(1)	0.82%	0.91%	0.95%	N/A	0.94%	0.90%	0.93%	0.96%
2010(2)	N/A	N/A	N/A	1.02%	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	0.95%	N/A	N/A	N/A	N/A
2009(9)	0.82%	1.01%	0.99%	N/A	0.89%	0.90%	1.00%	1.18%
2009(10)	N/A	N/A	N/A	1.09%	N/A	N/A	N/A	N/A
2008	0.79%	1.01%	0.92%	N/A	0.88%	0.87%	0.91%	1.20%
2007	0.79%	0.97%	0.94%	N/A	0.88%	0.87%	0.87%	1.13%
2006	0.82%	0.95%	1.00%	N/A	0.90%	0.89%	0.92%	1.11%
2005	0.80%	0.93%	0.96%	N/A	0.88%	0.88%	0.90%	1.85%(11)

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from October 1, 2009 through September 30, 2010.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Period from August 1, 2008 through July 31, 2009.
(6)	Period from February 16, 2010 (inception date) through September 30, 2010.
(7)	Period from November 28, 2005 (inception date) through July 31, 2006.
(8)	Formerly named Class J Shares for all Funds except Janus Forty Fund.
(9)	Period from November 1, 2008 through October 31, 2009.
(10)	Period from July 6, 2009 (inception date) through July 31, 2009.
(11)	Period from February 25, 2005 (inception date) through October 31, 2005.

7.	Capital Share Transactions

For the eleven-month fiscal period
ended September 30, 2010 and each	Janus			Janus			Janus
fiscal year ended October 31	Balanced Fund			Contrarian Fund			Enterprise Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	10,919	N/A	N/A	6,786	N/A	N/A	1,905	N/A
Shares sold	10,499	4,114	N/A	1,219	454	N/A	382	225	N/A
Reinvested dividends and distributions	313	48	N/A	–	–	N/A	–	–	N/A
Shares repurchased	(3,794)	(1,638)	N/A	(1,829)	(1,404)	N/A	(684)	(371)	N/A
Net Increase/(Decrease) in Fund Shares	7,018	13,443	N/A	(610)	5,836	N/A	(302)	1,759	N/A
Shares Outstanding, Beginning of Period	13,443	–	N/A	5,836	–	N/A	1,759	–	N/A
Shares Outstanding, End of Period	20,461	13,443	N/A	5,226	5,836	N/A	1,457	1,759	N/A
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	7,544	N/A	N/A	5,873	N/A	N/A	504	N/A
Shares sold	8,047	3,463	N/A	516	237	N/A	73	59	N/A
Reinvested dividends and distributions	142	21	N/A	–	–	N/A	–	–	N/A
Shares repurchased	(2,349)	(427)	N/A	(1,444)	(615)	N/A	(131)	(51)	N/A
Net Increase/(Decrease) in Fund Shares	5,840	10,601	N/A	(928)	5,495	N/A	(58)	512	N/A
Shares Outstanding, Beginning of Period	10,601	–	N/A	5,495	–	N/A	512	–	N/A
Shares Outstanding, End of Period	16,441	10,601	N/A	4,567	5,495	N/A	454	512	N/A
Transactions in Fund Shares – Class D Shares:(4)
Shares issued in connection with restructuring (Note 9)	38,867	N/A	N/A	160,547	N/A	N/A	16,345	N/A	N/A
Shares sold	2,590	N/A	N/A	4,853	N/A	N/A	435	N/A	N/A
Reinvested dividends and distributions	667	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares repurchased	(2,930)	N/A	N/A	(13,051)	N/A	N/A	(1,213)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	39,194	N/A	N/A	152,349	N/A	N/A	15,567	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	39,194	N/A	N/A	152,349	N/A	N/A	15,567	N/A	N/A

200 | September 30, 2010

For the eleven-month fiscal period
ended September 30, 2010 and each	Janus			Janus			Janus
fiscal year ended October 31	Balanced Fund			Contrarian Fund			Enterprise Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	2,107	N/A	N/A	1,709	N/A	N/A	8,990	N/A
Shares sold	12,331	2,633	N/A	6,172	3,442	N/A	3,423	1,733	N/A
Reinvested dividends and distributions	146	11	N/A	3	–	N/A	–	–	N/A
Shares repurchased	(4,797)	(309)	N/A	(2,106)	(215)	N/A	(5,238)	(931)	N/A
Net Increase/(Decrease) in Fund Shares	7,680	4,442	N/A	4,069	4,936	N/A	(1,815)	9,792	N/A
Shares Outstanding, Beginning of Period	4,442	–	N/A	4,936	–	N/A	9,792	–	N/A
Shares Outstanding, End of Period	12,122	4,442	N/A	9,005	4,936	N/A	7,977	9,792	N/A
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	1,196	N/A	N/A	221	N/A	N/A	935	N/A
Shares sold	3,655	1,291	N/A	116	17	N/A	243	194	N/A
Reinvested dividends and distributions	53	5	N/A	–	–	N/A	–	–	N/A
Shares repurchased	(1,021)	(370)	N/A	(53)	(20)	N/A	(275)	(96)	N/A
Net Increase/(Decrease) in Fund Shares	2,687	2,122	N/A	63	218	N/A	(32)	1,033	N/A
Shares Outstanding, Beginning of Period	2,122	–	N/A	218	–	N/A	1,033	–	N/A
Shares Outstanding, End of Period	4,809	2,122	N/A	281	218	N/A	1,001	1,033	N/A
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	20,316	N/A	N/A	488	N/A	N/A	5,116	N/A
Shares sold	9,193	2,909	N/A	376	146	N/A	741	509	N/A
Reinvested dividends and distributions	432	82	N/A	–	–	N/A	–	–	N/A
Shares repurchased	(6,448)	(1,850)	N/A	(258)	(249)	N/A	(1,785)	(481)	N/A
Net Increase/(Decrease) in Fund Shares	3,177	21,457	N/A	118	385	N/A	(1,044)	5,144	N/A
Shares Outstanding, Beginning of Period	21,457	–	N/A	385	–	N/A	5,144	–	N/A
Shares Outstanding, End of Period	24,634	21,457	N/A	503	385	N/A	4,100	5,144	N/A
Transactions in Fund Shares – Class T Shares:(5)
Shares reorganized in connection with restructuring (Note 9)	(38,867)	N/A	N/A	(160,547)	N/A	N/A	(16,345)	N/A	N/A
Shares sold	38,123	51,122	31,503	18,105	34,357	117,238	2,290	6,671	12,080
Reinvested dividends and distributions	2,533	7,799	6,053	124	15,986	19,442	–	–	–
Shares repurchased	(30,751)	(26,846)	(26,010)	(48,759)	(98,192)	(175,169)	(6,139)	(9,999)	(10,547)
Net Increase/(Decrease) in Fund Shares	(28,962)	32,075	11,546	(191,077)	(47,849)	(38,489)	(20,194)	(3,328)	1,533
Shares Outstanding, Beginning of Period	146,816	114,741	103,195	312,618	360,467	398,956	35,806	39,134	37,601
Shares Outstanding, End of Period	117,854	146,816	114,741	121,541	312,618	360,467	15,612	35,806	39,134

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from November 1, 2007 through October 31, 2008.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.
(5)	Formerly named Class J Shares.

Janus Growth & Core Funds | 201

Notes to Financial Statements (continued)

For the eleven-month fiscal period or
fiscal year ended September 30, 2010,
the two-month fiscal period ended
September 20, 2009 and each fiscal	Janus			Janus			Janus
year ended July 31 or October 31	Forty Fund			Fund			Growth and Income Fund
(all numbers in thousands)	2010(1)	2009(2)	2009(3)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	199	N/A	N/A	781	N/A
Shares sold	13,049	5,165	72,986	15,494	84	N/A	158	43	N/A
Reinvested dividends and distributions	–	–	877	1	–	N/A	6	1	N/A
Shares repurchased	(32,696)	(3,339)	(69,670)	(1,376)	(106)	N/A	(225)	(101)	N/A
Net Increase/(Decrease) in Fund Shares	(19,647)	1,826	4,193	14,119	177	N/A	(61)	724	N/A
Shares Outstanding, Beginning of Period	47,219	45,393	41,200	177	–	N/A	724	–	N/A
Shares Outstanding, End of Period	27,572	47,219	45,393	14,296	177	N/A	663	724	N/A
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	222	N/A	N/A	177	N/A
Shares sold	7,571	1,809	26,002	77	21	N/A	24	20	N/A
Reinvested dividends and distributions	–	–	406	–	–	N/A	1	–	N/A
Shares repurchased	(5,368)	(646)	(23,005)	(91)	(15)	N/A	(35)	(17)	N/A
Net Increase/(Decrease) in Fund Shares	2,203	1,163	3,403	(14)	228	N/A	(10)	180	N/A
Shares Outstanding, Beginning of Period	18,435	17,272	13,869	228	–	N/A	180	–	N/A
Shares Outstanding, End of Period	20,638	18,435	17,272	214	228	N/A	170	180	N/A
Transactions in Fund Shares – Class D Shares:(7)
Shares issued in connection with restructuring (Note 9)	N/A	N/A	N/A	183,936	N/A	N/A	66,364	N/A	N/A
Shares sold	N/A	N/A	N/A	2,358	N/A	N/A	1,438	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	–	N/A	N/A	572	N/A	N/A
Shares repurchased	N/A	N/A	N/A	(10,889)	N/A	N/A	(5,812)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	175,405	N/A	N/A	62,562	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	175,405	N/A	N/A	62,562	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	517	N/A	N/A	48	N/A
Shares sold	51,908	2,814	36,287	4,908	618	N/A	3,180	213	N/A
Reinvested dividends and distributions	–	–	521	1	–	N/A	19	–	N/A
Shares repurchased	(16,467)	(1,049)	(33,039)	(931)	(56)	N/A	(1,172)	(6)	N/A
Net Increase/(Decrease) in Fund Shares	35,441	1,765	3,769	3,978	1,079	N/A	2,027	255	N/A
Shares Outstanding, Beginning of Period	25,213	23,448	19,679	1,079	–	N/A	255	–	N/A
Shares Outstanding, End of Period	60,654	25,213	23,448	5,057	1,079	N/A	2,282	255	N/A
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	23	N/A	N/A	73	N/A
Shares sold	4,250	472	8,467	27	14	N/A	21	8	N/A
Reinvested dividends and distributions	–	–	153	–	–	N/A	–	–	N/A
Shares repurchased	(1,571)	(180)	(6,164)	(11)	(4)	N/A	(19)	(13)	N/A
Net Increase/(Decrease) in Fund Shares	2,679	292	2,456	16	33	N/A	2	68	N/A
Shares Outstanding, Beginning of Period	5,348	5,056	2,600	33	–	N/A	68	–	N/A
Shares Outstanding, End of Period	8,027	5,348	5,056	49	33	N/A	70	68	N/A

202 | September 30, 2010

For the eleven-month fiscal period or
fiscal year ended September 30, 2010,
the two-month fiscal period ended
September 20, 2009 and each fiscal	Janus			Janus			Janus
year ended July 31 or October 31	Forty Fund			Fund			Growth and Income Fund
(all numbers in thousands)	2010(1)	2009(2)	2009(3)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)

Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	3,983	N/A	N/A	2,661	N/A
Shares sold	31,577	5,942	146,389	685	233	N/A	342	130	N/A
Reinvested dividends and distributions	–	–	4,877	–	–	N/A	15	2	N/A
Shares repurchased	(29,135)	(7,995)	(152,882)	(1,368)	(693)	N/A	(811)	(290)	N/A
Net Increase/(Decrease) in Fund Shares	2,442	(2,053)	(1,616)	(683)	3,523	N/A	(454)	2,503	N/A
Shares Outstanding, Beginning of Period	95,417	97,470	99,086	3,523	–	N/A	2,503	–	N/A
Shares Outstanding, End of Period	97,859	95,417	97,470	2,840	3,523	N/A	2,049	2,503	N/A
Transactions in Fund Shares – Class T Shares:(8)
Shares reorganized in connection with restructuring (Note 9)	N/A	N/A	N/A	(183,936)	N/A	N/A	(66,364)	N/A	N/A
Shares sold	1,057	12	39*	23,029	52,097	51,312	6,343	10,929	12,153
Reinvested dividends and distributions	–	–	–	213	4,980	1,905	740	1,662	20,695
Shares repurchased	(123)	–	–	(73,144)	(88,759)	(70,606)	(20,911)	(28,493)	(40,872)
Net Increase/(Decrease) in Fund Shares	934	12	39*	(233,838)	(31,682)	(17,389)	(80,192)	(15,902)	(8,024)
Shares Outstanding, Beginning of Period	12	–	–	338,269	369,951	387,340	136,875	152,777	160,801
Shares Outstanding, End of Period	946	12	39*	104,431	338,269	369,951	56,683	136,875	152,777

*	Shares outstanding are not in thousands.
(1)	Period from October 1, 2009 through September 30, 2010.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(6)	Period from November 1, 2007 through October 31, 2008.
(7)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.
(8)	Formerly named Class J Shares.

Janus Growth & Core Funds | 203

Notes to Financial Statements (continued)

For the eleven-month period ended September 30,	Janus			Janus			Janus
2010 and each fiscal year ended October 31	Research Core Fund			Research Fund			Triton Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	–	N/A	N/A	N/A	N/A	N/A	564	N/A
Shares sold	56	418	N/A	93	4	N/A	2,189	1,007	N/A
Reinvested dividends and distributions	1	–	N/A	–	–	N/A	2	–	N/A
Shares repurchased	(154)	(78)	N/A	(29)	–	N/A	(615)	(398)	N/A
Net Increase/(Decrease) in Fund Shares	(97)	340	N/A	64	4	N/A	1,576	1,173	N/A
Shares Outstanding, Beginning of Period	340	–	N/A	4	–	N/A	1,173	–	N/A
Shares Outstanding, End of Period	243	340	N/A	68	4	N/A	2,749	1,173	N/A
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	–	N/A	N/A	N/A	N/A	N/A	306	N/A
Shares sold	21	492	N/A	5	3	N/A	736	242	N/A
Reinvested dividends and distributions	–	–	N/A	–	–	N/A	–	–	N/A
Shares repurchased	(97)	(31)	N/A	(1)	–	N/A	(174)	(29)	N/A
Net Increase/(Decrease) in Fund Shares	(76)	461	N/A	4	3	N/A	562	519	N/A
Shares Outstanding, Beginning of Period	461	–	N/A	3	–	N/A	519	–	N/A
Shares Outstanding, End of Period	385	461	N/A	7	3	N/A	1,081	519	N/A
Transactions in Fund Shares – Class D Shares:(4)
Shares issued in connection with restructuring (Note 9)	16,198	N/A	N/A	70,452	N/A	N/A	13,078	N/A	N/A
Shares sold	322	N/A	N/A	1,360	N/A	N/A	4,597	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares repurchased	(1,381)	N/A	N/A	(5,247)	N/A	N/A	(2,230)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	15,139	N/A	N/A	66,565	N/A	N/A	15,445	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	15,139	N/A	N/A	66,565	N/A	N/A	15,445	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	–	N/A	N/A	N/A	N/A	N/A	69	N/A
Shares sold	241	149	N/A	2,693	307	N/A	5,386	310	N/A
Reinvested dividends and distributions	–	–	N/A	1	–	N/A	1	–	N/A
Shares repurchased	(142)	(13)	N/A	(259)	(4)	N/A	(693)	(3)	N/A
Net Increase/(Decrease) in Fund Shares	99	136	N/A	2,435	303	N/A	4,694	376	N/A
Shares Outstanding, Beginning of Period	136	–	N/A	303	–	N/A	376	–	N/A
Shares Outstanding, End of Period	235	136	N/A	2,738	303	N/A	5,070	376	N/A
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	–	N/A	N/A	N/A	N/A	N/A	74	N/A
Shares sold	9	81	N/A	N/A	N/A	N/A	262	35	N/A
Reinvested dividends and distributions	–	–	N/A	N/A	N/A	N/A	–	–	N/A
Shares repurchased	(46)	(8)	N/A	N/A	N/A	N/A	(64)	(9)	N/A
Net Increase/(Decrease) in Fund Shares	(37)	73	N/A	N/A	N/A	N/A	198	100	N/A
Shares Outstanding, Beginning of Period	73	–	N/A	N/A	N/A	N/A	100	–	N/A
Shares Outstanding, End of Period	36	73	N/A	N/A	N/A	N/A	298	100	N/A
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	–	N/A	N/A	N/A	N/A	N/A	78	N/A
Shares sold	174	1,773	N/A	1702*	486*	N/A	505	263	N/A
Reinvested dividends and distributions	1	–	N/A	2*	–	N/A	1	–	N/A
Shares repurchased	(429)	(503)	N/A	(1,701)*	–	N/A	(397)	(10)	N/A
Net Increase/(Decrease) in Fund Shares	(254)	1,270	N/A	3*	486*	N/A	109	331	N/A
Shares Outstanding, Beginning of Period	1,270	–	N/A	486*	–	N/A	331	–	N/A
Shares Outstanding, End of Period	1,016	1,270	N/A	489*	486*	N/A	440	331	N/A

204 | September 30, 2010

For the eleven-month period ended September 30,	Janus			Janus			Janus
2010 and each fiscal year ended October 31	Research Core Fund			Research Fund			Triton Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class T Shares:(5)
Shares reorganized in connection with restructuring (Note 9)	(16,198)	N/A	N/A	(70,452)	N/A	N/A	(13,078)	N/A	N/A
Shares sold	738	2,004	3,500	6,935	11,501	30,440	22,729	19,430	8,878
Reinvested dividends and distributions	81	1,924	3,361	303	1,126	132	43	7	1,166
Shares repurchased	(4,185)	(7,708)	(9,876)	(13,850)	(26,081)	(44,621)	(7,496)	(6,066)	(5,095)
Net Increase/(Decrease) in Fund Shares	(19,564)	(3,780)	(3,015)	(77,064)	(13,454)	(14,049)	2,198	13,371	4,949
Shares Outstanding, Beginning of Period	30,956	34,736	37,751	128,508	141,962	156,011	27,187	13,816	8,867
Shares Outstanding, End of Period	11,392	30,956	34,736	51,444	128,508	141,962	29,385	27,187	13,816

*	Shares outstanding are not in thousands.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from November 1, 2007 through October 31, 2008.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.
(5)	Formerly named Class J Shares.

Janus Growth & Core Funds | 205

Notes to Financial Statements (continued)

For the eleven-month fiscal period ended
September 30, 2010 and each fiscal year	Janus			Janus
ended October 31	Twenty Fund			Venture Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class D Shares:(4)
Shares issued in connection with restructuring (Note 9)	84,611	N/A	N/A	18,758	N/A	N/A
Shares sold	1,267	N/A	N/A	233	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A	–	N/A	N/A
Shares repurchased	(4,639)	N/A	N/A	(1,111)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	81,239	N/A	N/A	17,880	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	81,239	N/A	N/A	17,880	N/A	N/A
Transactions in Fund Shares – Class T Shares:(5)
Shares reorganized in connection with restructuring (Note 9)	(84,611)	N/A	N/A	(18,758)	N/A	N/A
Shares sold	5,329	9,762	14,515	420	651	638
Reinvested dividends and distributions	–	34	339	–	–	5,473
Shares repurchased	(15,071)	(17,328)	(20,082)	(1,095)	(2,347)	(2,898)
Net Increase/(Decrease) in Fund Shares	(94,353)	(7,532)	(5,228)	(19,433)	(1,696)	3,213
Shares Outstanding, Beginning of Period	158,180	165,712	170,940	23,823	25,519	22,306
Shares Outstanding, End of Period	63,827	158,180	165,712	4,390	23,823	25,519

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from November 1, 2007 through October 31, 2008.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.
(5)	Formerly named Class J Shares.

8.	Purchases and Sales of Investment Securities

For the eleven-month fiscal period or fiscal year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$3,668,339,580	$3,079,189,751	$1,294,209,331	$903,526,619
Janus Contrarian Fund	3,799,698,147	4,100,258,545	–	–
Janus Enterprise Fund	523,318,887	875,032,736	–	–
Janus Forty Fund	3,083,829,181	2,319,164,314	–	–
Janus Fund	3,276,305,464	4,029,404,123	–	–
Janus Growth and Income Fund	1,535,728,538	1,961,977,682	868,720	–
Janus Research Core Fund	213,099,479	301,972,901	–	–
Janus Research Fund	2,073,006,778	2,272,440,277	–	–
Janus Triton Fund	442,277,794	150,587,925	–	–
Janus Twenty Fund	3,115,703,735	3,609,947,218	–	–
Janus Venture Fund	577,010,782	707,740,077	–	–

206 | September 30, 2010

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On July 6, 2009, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Core Fund, and Janus Triton Fund acquired all of the net assets of Janus Adviser Balanced Fund, Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Large Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Research Core Fund, and Janus Adviser Small-Mid Growth Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of Janus Investment Fund. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into various corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Balanced Fund	40,928,701	$896,584,133	42,082,452	$2,832,738,531	$3,729,322,664	$27,507,614
Janus Contrarian Fund	18,603,495	157,182,551	15,077,988	3,379,696,090	3,536,878,641	(33,951,255)
Janus Enterprise Fund	25,257,379	639,201,484	17,451,403	1,372,778,997	2,011,980,481	(54,042,443)
Janus Fund	5,828,515	103,109,285	4,943,893	7,436,101,589	7,539,210,874	(2,352,790)
Janus Growth and Income Fund	8,824,942	86,935,742	3,740,567	3,263,460,830	3,350,396,572	(2,848,005)
Janus Research Core Fund	3,799,429	42,205,476	2,733,955	495,965,727	538,171,203	(6,731,249)
Janus Triton Fund	1,247,456	11,206,551	1,092,206	229,323,658	240,530,209	(45,415)

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has

Janus Growth & Core Funds | 207

Notes to Financial Statements (continued)

stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The required disclosures are effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

13.	Subsequent Events

The Trustees of Janus Research Core Fund have approved the merger of the Fund into Janus Growth and Income Fund, effective on or about January 28, 2011. Effective at the close of trading on November 5, 2010, Janus Research Core Fund was closed to new investors. Effective upon the commencement of the merger, Janus Capital has agreed to reduce the investment advisory fee from 0.62% of average net assets to 0.60% of average net assets. Janus Capital has also agreed until at least February 1, 2012 to reimburse Janus Growth and Income Fund by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed an annual rate of 0.70% of the average daily net assets of the Fund.

On November 9, 2010, the fair market value of Digital Domain was reduced to $1,510,302. This resulted in a NAV impact of $(0.07). This change is not reflected in the September 30, 2010 Schedule of Investments or Financial Statements. The Funds’ investments in this issuer expose investors to negative (or positive) performance resulting from this and other events.

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2010 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

208 | September 30, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (eleven of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2010 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 18, 2010

Janus Growth & Core Funds | 209

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

Performance-Based Advisory Fee Proposal – Janus Forty Fund, Janus Fund, and Janus Twenty Fund

At meetings of the Trustees held on December 11, 2009 and March 10, 2010 (for Janus Fund), the Trustees, each of whom is an Independent Trustee, meaning he or she is not an “interested person” (as defined by the 1940 Act) of the Trust or Janus Capital and its affiliates, voted unanimously to approve each amended and restated investment advisory agreement between Janus Capital and each of Janus Forty Fund, Janus Fund, and Janus Twenty Fund (the “Amended Advisory Agreement”) and authorized the submission of each Amended Advisory Agreement to each Fund’s shareholders for approval. Shareholders of the Funds approved the Amended Advisory Agreement at special meetings of Shareholders held on June 10, 2010 (for Janus Fund and Janus Twenty Fund) and June 29, 2010 (for Janus Forty Fund). As discussed below, each Amended Advisory Agreement, as approved, includes an advisory fee payable to Janus Capital that will adjust up or down based on each Fund’s total return performance as compared to the performance of the Fund’s benchmark index. Each Amended Advisory Agreement took effect on July 1, 2010.

Consideration of the Performance Fee Structure

Over the past few years, the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have continued to explore the possibility of modifying the fee structure for certain Janus funds to provide for performance fee structure, which would include a “Base Fee Rate” for each of those funds at the same rate as the current advisory fee rate, and a Performance Adjustment applied to that rate that would increase or decrease the fee based on whether the fund’s total return performance exceeds or lags a stated relevant benchmark index.

Working with Janus Capital to develop a performance fee structure that was acceptable to Janus Capital, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Funds and their shareholders. The Trustees believe that the fee structure included in the Amended Advisory Agreement will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range maximum and minimum that would result in the Performance Adjustment of up to 0.15% (positive or negative) of a Fund’s average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund’s benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved for Janus Capital and the Fund’s shareholders. The Trustees also reviewed the structure of performance fees applied by other Janus funds. The Trustees also considered the fact that for purposes of computing the Performance Adjustment, a Fund’s performance is computed after deducting the Fund’s operating expenses (including advisory fees), which means that, in order to receive any upward adjustment from the Base Fee Rate, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in the Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the Funds based on a number of factors, including that each index is broad-based and is composed of securities of the types in which the Funds may invest. The Trustees believe that divergence between the Funds’ performance and performance of the index can be attributed, in part, to the ability of the portfolio managers in making investment decisions within the parameters of

210 | September 30, 2010

the Funds’ investment objectives and investment policies and restrictions.

The Trustees also judged the time periods to be used in determining any Performance Adjustment to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of a Fund and of its benchmark index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment to the Base Fee Rate for at least the first 12 months for Janus Fund and 18 months for Janus Forty Fund and Janus Twenty Fund, after the effective date of the performance-based fee structure outlined in the Amended Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only a Fund’s performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In considering the Amended Advisory Agreement, and the performance fee structure reflected in the Amendment, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant.

In considering whether to approve the Amended Advisory Agreement, the Board of Trustees noted that, except for the performance-based fee structure, the Amended Advisory Agreement was substantially similar to the current Investment Advisory Agreement, which was most recently approved by them at a meeting held on December 11, 2009, and the Board took note of their findings with respect to that approval. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Funds and concluded that the services provided were acceptable.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objectives and strategies of the Funds and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Amended Advisory Agreement.

The Trustees concluded that the Amended Advisory Agreement for the Funds was not expected to adversely affect the nature, extent or quality of services provided to the Funds, and that the Funds would continue to benefit from services provided under the Amended Advisory Agreement. They also concluded that the quality of Janus Capital’s services to the Funds has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Amended Advisory Agreement; (ii) the key factors identified in materials provided to the Trustees by their independent counsel; and (iii) the reasonableness of the fees payable by shareholders of the Funds. They also concluded that Janus Capital’s financial condition was sound.

Costs of Services Provided

The Trustees considered the fee structure under the Amended Advisory Agreement, as well as the overall fee structure of the Funds. The Trustees examined the fee information and expenses for the Funds in comparison to information for other comparable funds, as provided by Lipper.

The Trustees considered the structure by which Janus Capital would be paid for their services, including the implementation of the new performance-based fee structure for the Funds. The Trustees also considered the overall fees of the Funds for services provided to the Funds.

The Trustees concluded that the estimated overall expense ratio of the Funds was comparable to or more favorable than the median expense ratio of its peers, and that the fees that the Funds will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into consideration (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies, and (2) the impact of the performance-based fee structure, as applicable.

Performance of the Funds

The Trustees considered the performance results of the Funds over various time periods. They reviewed information comparing the Funds’ performance with the performance of comparable funds and peer groups

Janus Growth & Core Funds | 211

Additional Information (unaudited) (continued)

identified by Lipper, and with each Fund’s benchmark index. They concluded that the performance of the Funds was acceptable under current market conditions. Although the performance of the Funds may have lagged benchmark indices for certain periods, the Trustees also concluded that the manner in which Janus Capital addressed those instances of underperformance was appropriate.

Other Benefits from the Relationship with Janus Capital

The Trustees also considered benefits that would accrue to the Funds from their relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Amended Advisory Agreement and the fees to be paid by the Funds for such services, the Funds and Janus Capital may potentially benefit from their relationship with one another in other ways. They also concluded that success of the relationship between the Funds and Janus Capital could attract other business to Janus Capital or to other Janus funds, and that the success of Janus Capital could enhance the firm’s ability to serve the Funds. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the Funds or other funds in the Janus complex, and that the Funds may potentially benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees further concluded that Janus Capital’s use of “soft” commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds.

After full consideration of the above factors, as well as other factors, the Trustees concluded that approving each Amended Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders.

212 | September 30, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Growth & Core Funds | 213

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the

214 | September 30, 2010

total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Growth & Core Funds | 215

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the eleven-month fiscal period ended September 30, 2010:

Capital Gain Distributions

Fund

Janus Triton Fund	$489,902

Dividends Received Deduction Percentage

Fund

Janus Balanced Fund	36%
Janus Contrarian Fund	100%
Janus Fund	100%
Janus Growth and Income Fund	100%
Janus Research Core Fund	100%
Janus Research Fund	100%
Janus Twenty Fund	100%

Qualified Dividend Income Percentage

Fund

Janus Balanced Fund	51%
Janus Contrarian Fund	100%
Janus Fund	100%
Janus Growth and Income Fund	100%
Janus Research Core Fund	100%
Janus Research Fund	100%
Janus Twenty Fund	100%

216 | September 30, 2010

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital).

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	48	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	48	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

Janus Growth & Core Funds | 217

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	48	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member of the Board of Governors for Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	48	Trustee of PayPal Funds (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	48*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	48	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, an offshore product, consisting of 17 funds. Including Janus Capital Funds Plc and the 48 funds comprising the Janus funds, Mr. Mullen oversees 65 funds.

218 | September 30, 2010

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	48	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	48	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	48	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Growth & Core Funds | 219

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Fund	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly Vice President (1998-2006) of Janus Capital.

David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Portfolio Manager Janus Contrarian Fund	9/96-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Enterprise Fund	11/07-Present	Vice President of Janus Capital. Formerly Analyst (1999-2007) for Janus Capital.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Research Fund Executive Vice President Janus Research Core Fund	2/06-Present 11/07-Present	Vice President and Director of Research of Janus Capital.

Chad Meade 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Triton Fund Executive Vice President and Co-Portfolio Manager Janus Venture Fund	7/06-Present 7/10-Present	Research Analyst for Janus Capital.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund Executive Vice President and Portfolio Manager Janus Growth and Income Fund	5/05-Present 11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Daniel Riff 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Fund	11/07-Present	Portfolio Manager for other Janus accounts. Formerly, Analyst (2003-2007) for Janus Capital.

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Forty Fund Executive Vice President Portfolio Manager Janus Twenty Fund	1/08-Present 1/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Brian A. Schaub 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Triton Fund Executive Vice President and Co-Portfolio Manager Janus Venture Fund	7/06-Present 7/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

220 | September 30, 2010

OFFICERS (continued)

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); and Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Growth & Core Funds | 221

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on June 10, 2010 and adjourned and reconvened on June 29, 2010. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	93,164,070,144	55,991,400,493	2,811,668,991	58,803,069,484	60.100%	3.018%	63.118%	95.218%	4.782%	100.000%
William F. McCalpin	93,164,070,144	55,992,793,728	2,810,275,756	58,803,069,484	60.102%	3.016%	63.118%	95.221%	4.779%	100.000%
John W. McCarter, Jr.	93,164,070,144	55,954,311,420	2,848,758,064	58,803,069,484	60.060%	3.058%	63.118%	95.155%	4.845%	100.000%
Dennis B. Mullen	93,164,070,144	55,978,512,378	2,824,557,106	58,803,069,484	60.086%	3.032%	63.118%	95.197%	4.803%	100.000%
James T. Rothe	93,164,070,144	55,983,957,794	2,819,111,690	58,803,069,484	60.092%	3.026%	63.118%	95.206%	4.794%	100.000%
William D. Stewart	93,164,070,144	55,987,683,815	2,815,385,669	58,803,069,484	60.096%	3.022%	63.118%	95.212%	4.788%	100.000%
Martin H. Waldinger	93,164,070,144	55,947,439,881	2,855,629,603	58,803,069,484	60.053%	3.065%	63.118%	95.144%	4.856%	100.000%
Linda S. Wolf	93,164,070,144	55,983,340,411	2,819,729,073	58,803,069,484	60.091%	3.027%	63.118%	95.205%	4.795%	100.000%
John P. McGonigle	93,164,070,144	55,989,461,018	2,813,608,466	58,803,069,484	60.098%	3.020%	63.118%	95.215%	4.785%	100.000%

Proposal 2a
To approve an amended and restated investment advisory agreement between the Funds listed below and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon each Fund’s performance relative to its benchmark index.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage Voted
					Broker				Broker				Broker
Fund	Record Date Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes

Janus Forty Fund	6,783,868,801	2,364,604,532	262,830,915	102,478,040	743,264,357	34.856%	3.874%	1.512%	10.956%	68.082%	7.567%	2.951%	21.400%
Janus Fund	9,310,277,115	3,579,515,265	611,739,597	605,655,408	-	38.446%	6.571%	6.505%	0.000%	74.621%	12.753%	12.626%	0.000%
Janus Twenty Fund	9,906,058,159	4,008,998,878	677,612,765	342,837,915	-	40.471%	6.840%	3.461%	0.000%	79.710%	13.473%	6.817%	0.000%

222 | September 30, 2010

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Notes

224 | September 30, 2010

Notes

Janus Growth & Core Funds | 225

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (11/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1010-271	11-30-10 125-02-01500 11-10

2010 ANNUAL REPORT

Janus Value Fund

Perkins Global Value Fund
(formerly named Janus Global Opportunities Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment
Officer

We would like to take this opportunity to thank you for your investment with Perkins. As we look back over the last twelve months, we are pleased to have participated in the market rally. It is our belief that the worst of the financial crisis is behind us and the risk of a double dip recession is off the table for now. However, a continued subdued recovery has yet to overcome several substantial barriers to robust growth. Given tepid economic expansion, growing government budget deficits, increased government regulation, high unemployment rates, stalled income growth and the weak housing market, it seems unlikely the economy will fully shake off the recessionary doldrums anytime soon. Our best guess is that we are in for a multi-year period of subpar economic growth as we continue to work through the deleveraging process.

Our concerns about how these challenges may affect financial markets tend to be more intermediate to longer term in nature. In our opinion, the key issue is high debt, and we expect government debt and deficits, both foreign and domestic, to continue to have a negative impact on gross domestic product (GDP). Couple this with a weak U.S. job market and it is difficult to envision a scenario where unemployment declines significantly from its near 10% level. This stall in job and income growth, in addition to the substantial overhang of foreclosure inventory, likely will delay a meaningful housing recovery. Hence our belief that interest rates will stay low as central banks worldwide maintain loose monetary policy to promote stronger economic expansion through employment growth.

Equity volatility remained a central theme throughout the fiscal year. But for Perkins, there was a silver lining: we were able to invest in a number of large high-quality companies that we would have avoided before because their valuations were simply too rich. At various points over the past year, we have found valuations to be incredibly compelling, and future market pullbacks should continue to offer opportunities to buy high quality companies at a discount.

Despite these attractive valuations, we continue to be amazed at the amount of money flowing out of equities and into fixed income. The bond rally has resulted in junk bond issuance at its highest level since before the credit crisis, and Blue Chip companies like IBM and Microsoft have issued short-term debt at 1% or less. This makes equities look all the more attractive relative to bonds – from a dividend yield, free cash flow yield and valuation standpoint. We think large cap stocks, in particular, offer the most compelling reward/risk ratios, with less absolute price risk relative to smaller cap stocks. Any reversal of flows into equities could provide a lift to equities too.

Recently, the S&P 500 has been selling at about 13.5x earnings based on index earnings expectations of $87 (as of 9/30/10). We think this is reasonable, especially in the context of low interest rates. Given the tenuous, longer-term economic situation, however, any strong run-up in equity prices would reduce significantly the number of attractive reward/risk opportunities available to us. As a result, our portfolio team continues to closely examine the potential risks of macro issues such as unemployment, housing, deleveraging and consumer spending. Other items worth watching include the impact of government economic intervention and the potential rise in merger and acquisitions (M&A).

In 2010, massive legislative experiments with health care and financial reform became law. The ultimate outcomes of these laws remains unknown, as various details surrounding implementation have yet to be finalized. Much of this uncertainty has been priced into the markets, offering select buying opportunities, but these factors have remained important risk considerations when constructing our portfolios. On the whole, we remain comfortable with our investments in these sectors. Our extensive fundamental research has identified numerous financially strong companies trading at attractive prices that we think are well positioned to navigate and potentially benefit from the long-term implications of reform.

We expect the surge in M&A activity to continue. Corporations have been running very lean with little pricing power to drive top-line revenue, and balance sheets remain flush with cash. For these reasons, firms may look to M&A to help drive earnings growth. Historically, roughly 5% to 10% of firms held in our portfolios have been acquired in any given year. While this percentage fell off significantly through 2007-2009, there has been an uptick in 2010, and several Perkins portfolio

Janus Value Fund | 1

Continued

holdings have either been bought out or have received takeout offers year to date. We do not necessarily buy stocks based on M&A expectations, and instead see it more as an affirmation of our research process when it occurs. Our focus is on identifying attractively priced, high-quality companies with strong balance sheets and solid recurring free cash flows, and it is unsurprising to us when another company or private equity firm recognizes these firms’ true value when the market fails to do so.

Outlook

With the uncertainties in the marketplace, we continue to be extremely risk sensitive in our portfolios. This is, of course, nothing new to the Perkins investment style. Our rigorous focus on downside exposure has remained a cornerstone of our disciplined investment process that traces its roots back more than 30 years. We focus on risk first and foremost before evaluating upside potential, employing extensive bottom-up, fundamental research to identify high-quality, financially strong firms trading at attractive valuations. By investing in companies with solid, sustainable cash flows, strong balance sheets and attractive reward/risk ratios, we seek to minimize capital losses in difficult markets while participating in equity rallies. Historically, this approach has helped us achieve our goal of compounding at a greater rate than most of our peers and our respective benchmarks over full market cycles.

We think this risk-managed investment approach is especially appropriate now, given our significant concerns about the current economic environment. Equity markets continue to shrug off bad news, but they do not appear to be on strong financial footing. Therefore, we think the investment climate will remain challenging and volatile in the foreseeable future. Despite this, we expect to continue to find compelling value opportunities on a selective basis. We believe firmly in our intensive investment process, and our portfolio team remains heavily invested in our strategies alongside our clients.

Thank you for your continued confidence in Perkins Investment Management. We hope to serve your value investment needs for many years to come.

Sincerely,

Jeff Kautz
Chief Investment Officer

See important disclosures on the next page.

2 | SEPTEMBER 30, 2010

Chief Investment Officer’s Market Perspective (unaudited)

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital). Read it carefully before you invest or send money.

The opinions are those of the author as of September 30, 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Any portfolio risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Past performance is no guarantee of future results.

All current and potential future holdings are subject to inherent risks that individuals would need to consider before investing.

There is no assurance that the investment process will consistently lead to successful investing.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Perkins Investment Management LLC is an indirect subsidiary of Janus Capital Group Inc. and serves as the subadviser on certain products.

Funds distributed by Janus Distributors LLC (11/10)

Janus Value Fund | 3

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was September 30, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2010 to September 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | SEPTEMBER 30, 2010

Perkins Global Value Fund (unaudited)

Fund Snapshot We seek to identify companies with favorable reward-to-risk characteristics by conducting rigorous downside analysis before determining upside potential.	Gregory Kolb portfolio manager

Performance Overview

Perkins Global Value Fund’s Class T Shares returned 7.61% over the 11-month period ended September 30, 2010, underperforming its primary benchmark, the Morgan Stanley Capital International World Index, which returned 8.69% during the period.

Transition to Perkins Investment Management

The Fund transitioned to Perkins Investment Management during the period. One aspect of the transition, which was implemented during the fourth quarter of the Fund’s fiscal year, was the addition of a significant number of new holdings, in keeping with a more diversified approach to the Fund’s management. Similar to the past, the Fund will continue to seek to invest in attractively-valued companies of any size throughout the world that are trading at discounted prices with favorable risk-reward characteristics.

Economic Overview

Global equity indices posted gains for the 11-month period. U.S. stocks outperformed international stocks, while emerging markets gained the most. The dollar was modestly stronger, though traded across a wide range against major counterparts around the world. Traditionally economically-sensitive sectors including consumer discretionary, industrials and materials led the advance.

Today markets seem fixated on the prospects for additional monetary easing in the U.S., or so-called “QE2”. This appears to be bolstering both equities and Treasurys, while hurting the dollar. Underpinning the case for equities is continued strength in corporate profits, which as noted in prior commentaries are expected to reach record levels in 2011. However, the global economy seems to be weakening, with numerous indicators suggesting that real economic growth is trending lower. In their paper “After the Fall,” presented at a recent U.S. Federal Reserve symposium in Jackson Hole, WY, Carmen Reinhart, an economics professor at the University of Maryland, and Vincent Reinhart, an economist with The American Enterprise Institute, detail how it is common in the aftermath of credit-fueled booms to have lengthy periods of retrenchment. Government authorities face significant challenges in determining effective policy actions, and global coordination seems to be suffering. Aggregate debt levels in the system continued to grow, as increases in government borrowing have more than offset deleveraging in the private sector.

In our view, there is an increasing disconnect between the optimism in stock prices and an economic environment in which it is easy to point to significant risks, even though we fully admit we do not see with any great clarity into the future. We have seen this disconnect reflected in generally less attractive reward-to-risk ratios in the stocks our research effort tracks. For example, consumer discretionary stocks led the market over the past year, and in the U.S. in particular there is a renewed sense of optimism regarding retailers’ ability to grow earnings at attractive rates in the years ahead. But it is also the case that households – i.e. the customer – have sustained massive balance sheet losses in the recession, and many have found themselves either out of work or under-employed. Or, consider the position of central bankers at the U.S. Federal Reserve (Fed), the Bank of England and to a lesser extent (currently) their counterparts at the European Central Bank and the Bank of Japan. They have all been involved in buying up securities – typically government bonds – from the private markets, in an effort to stimulate their respective economies. But there is little in the way of historical examples to guide us in our thinking about the potential impacts of these monetary actions. Put differently, many of the recent policies of central banks have in fact been of an extraordinary nature. Or consider the economic authorities in various emerging market countries, which while experiencing strong economic growth have been effectively forced into ultra-loose money policies by Fed Chairman Ben Bernanke, or else suffer the consequences of rising (perhaps significantly) currencies against the dollar.

Janus Value Fund | 5

Perkins Global Value Fund (unaudited)

We continue to be mindful of the difficulties in the economic environment – particularly those which are likely to be in place for a considerable period of time – in our daily research and portfolio management activities. Perhaps more importantly, we aim to exhibit discipline in our buying and selling actions, purchasing stocks only when we believe the price is reflective of the potential risks involved and trimming positions or selling them outright when we no longer see a margin of safety.

Detractors from Performance

Stock selection in information technology, industrials and energy hurt performance during the period, as did our underweight materials position. Our stock selection in the U.S. was the primary geographic detractor relative to the index. In addition, our average 18% cash position weighed on performance, as it earns essentially zero return in the current interest rate environment.

Pasona Group, Inc. was the biggest individual detractor. This temporary staffing company has seen its profits drop dramatically as a result of the economic downturn and, in our view, relatively lax expense management. We significantly reduced the size of our holding in Pasona during the period, as part of a more diversified approach we are taking with our Japanese small-cap holdings.

Energy stocks underperformed during the period relative to the index, and although we continued to be underweight our holdings of Exxon Mobil Corp., Total S.A. and BP PLC hurt results. We believe energy has a bright future, though acknowledge that the current economic environment and incremental supply discoveries are reasons for caution.

Among our information technology holdings, Symantec Corp. was the biggest detractor. This security software and storage company has disappointed the market with lackluster operating performance for some time now. Due to consolidation in its various businesses, the company has recently been the subject of heightened takeover speculation.

Contributors to Performance

Our holdings in financials, consumer discretionary and consumer staples contributed the most to performance, primarily via stock selection but also as a result of group weight. From a geographic perspective, stock selection in Japan and stock selection and our underweight in developed Europe ex-U.K. aided results.

Among individual contributors Nissin Healthcare, the leading caterer to health care institutions in Japan, was the best performer by a wide margin. The company received a buyout offer from management for a roughly 50% premium, and since this position was among the top 10 for the portfolio prior to the offer, the contribution to performance was significant. We exited the position prior to period end. Considering the ramifications of this deal on our Japanese holdings more generally, it was encouraging to see a management team (which controlled approximately 60% of the company prior to the offer) take a bold action which led to a closing of the gap between stock price and what we believe to be business value. However, it was also cautionary in that the deal valuation in our view was not “full”, and we can see clearly that absent such a move by management the stock price was able to languish at a price well below our view of value for a substantial period of time. In general, and particularly among our small cap holdings in Japan, we have chosen a diversified approach with relatively small individual position sizes.

Willis Group Holdings, Ltd. was another leading contributor. This global insurance broker has been generating reasonably good operating results, though remains under pressure as a result of a continuing weak insurance pricing market. Nestle S.A. also aided results during the period, and was the leading contributor among our consumer staples holdings. The world’s largest food company continued to deliver strong operating results and we believe is on a path to possibly higher cash returns to shareholders after the pending completion of its sizeable divestiture of Alcon.

Portfolio Positioning & Outlook

Much regarding the Fund’s positioning remained the same over the course of the year. We have had large consumer staples and health care positions, and were overweight telecommunications as well. From a geographic perspective, we were overweight Japan, South Korea, the U.K. and Switzerland. We have had a large cash position –19.5% of the portfolio at period end – which is a reflection of some difficulty in finding stocks which have excellent risk-reward characteristics, in our view. We were approximately 63% hedged against our Japanese yen exposure. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Currently there are two areas within the market which we believe offer particularly compelling risk-reward characteristics: large “basic goods” and/or “high quality” companies, and Japanese small caps. Companies in the first bucket tend to have revenues derived from high volumes and low price points, are highly profitable,

6 | SEPTEMBER 30, 2010

(unaudited)

generate significant free cash flow, have strong balance sheets and are often global in scope. We have many such holdings in the portfolio, across a number of sectors. The second area of the market we find particularly attractive today is in Japan, at the lower end of the market cap spectrum. These companies are typically characterized by their super-strong balance sheets, histories of profitable operations and tangible book value growth, and significant insider ownership. The portfolio currently holds between 15 and 20 of these names.

Our investment philosophy centers on the belief that protecting on the downside is of the utmost importance. When examining markets and stocks in this manner, we believe it is easy to see that there is much to be worried about today. Whether it be central banks’ easy money policies leading to inflation, or the potential for corporate profits to normalize (which would in practice mean decline), or the ultimate impact of ever-increasing government debt-loads on the economy, or some other factor, we believe there are many reasons for caution today.

Thus, as we search the markets for investment opportunity, we do so with these (and other) potential risks firmly in mind. We believe that our emphasis on balance sheets, free cash flows and reasonable valuations will allow us to generate attractive results over the long-term, without taking undue risk along the way.

Thank you for your co-investment in Perkins Global Value Fund.

Perkins Global Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Nissin Healthcare Food Service Co., Ltd.	3.58%
Willis Group Holdings, Ltd.	1.04%
Nestle S.A.	0.97%
Vodafone Group PLC	0.94%
News Corp. – Class B	0.71%

5 Bottom Performers – Holdings

Contribution

Pasona Group, Inc.	–0.59%
NKSJ Holdings, Inc.	–0.43%
Exxon Mobil Corp.	–0.41%
Symantec Corp.	–0.37%
Covidien PLC (U.S. Shares)	–0.28%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Discretionary	4.63%	10.26%	9.73%
Consumer Staples	3.65%	18.32%	10.26%
Financials	2.30%	15.50%	20.76%
Health Care	1.63%	22.80%	9.92%
Telecommunication Services	1.29%	7.89%	4.26%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Energy	–0.78%	6.60%	10.58%
Information Technology	–0.37%	11.82%	11.89%
Industrials	–0.03%	6.21%	10.80%
Utilities	0.00%	0.00%	4.41%
Materials	0.03%	0.60%	7.39%

The holdings identified in this table, in compliance with Janus policy, do not represent all of the securities purchased, held or sold during the period. To obtain a list showing every holding as a percentage of the portfolio at the end of the most recent publicly available disclosure period, contact 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Fund | 7

Perkins Global Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2010

Vodafone Group PLC Cellular Telecommunications	3.0%
Exxon Mobil Corp. Oil Companies – Integrated	2.8%
Nestle S.A. Food – Miscellaneous/Diversified	2.7%
Willis Group Holdings, Ltd. Insurance Brokers	2.6%
Johnson & Johnson Medical Products	2.5%

13.6%

Asset Allocation – (% of Net Assets)
As of September 30, 2010

Emerging markets comprised 4.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2010

As of October 31, 2009

8 | SEPTEMBER 30, 2010

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2010					per the February 16, 2010 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Since	Total Annual Fund
	9/30/10	Year	Year	Inception*	Operating Expenses

Perkins Global Value Fund – Class A Shares
NAV	7.49%	7.10%	1.74%	4.96%	1.39%
MOP	1.30%	0.95%	0.54%	4.29%

Perkins Global Value Fund – Class C Shares
NAV	6.83%	6.54%	1.01%	4.21%	2.14%
CDSC	5.78%	5.49%	1.01%	4.21%

Perkins Global Value Fund – Class D Shares(1)	7.70%	7.41%	1.97%	5.20%	1.26%

Perkins Global Value Fund – Class I Shares	6.66%	6.37%	1.79%	5.10%	1.14%

Perkins Global Value Fund – Class S Shares	7.21%	6.92%	1.75%	4.90%	1.64%

Perkins Global Value Fund – Class T Shares	7.61%	7.31%	1.95%	5.19%	1.39%

Morgan Stanley Capital International World IndexSM	8.69%	6.76%	1.30%	2.78%

Morgan Stanley Capital International All Country World IndexSM	10.12%	8.42%	2.39%	3.72%

Lipper Quartile – Class T Shares	–	3rd	2nd	1st

Lipper Ranking – based on total return for Global Funds	–	365/614	162/329	31/188

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Value Fund | 9

Perkins Global Value Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Due to certain investment strategies, the Fund may have an increased position in cash.

Effective February 16, 2010, Perkins Global Value Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Perkins Global Value Fund’s Class J Shares held in accounts directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

10 | SEPTEMBER 30, 2010

(unaudited)

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective July 1, 2010, Janus Global Opportunities Fund changed its name to Perkins Global Value Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,000.90	$7.52

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$999.10	$9.77

Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,001.70	$6.72

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$998.30	$7.16

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,000.90	$8.28

Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares*	(4/1/10)	(9/30/10)	(4/1/10 - 9/30/10)†

Actual	$1,000.00	$1,001.70	$7.03

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

†	Expenses are equal to the annualized expense ratio of 1.50% for Class A Shares, 1.95% for Class C Shares, 1.34% for Class D Shares, 1.43% for Class I Shares, 1.65% for Class S Shares and 1.40% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
*	Formerly named Class J Shares.

Janus Value Fund | 11

Perkins Global Value Fund

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Common Stock – 80.5%
Agricultural Chemicals – 0.7%
137,000	Nitto FC Co., Ltd.**	$728,786
Applications Software – 2.3%
92,605	Microsoft Corp.	2,267,896
Beverages – Non-Alcoholic – 0.7%
11,535	Coca-Cola Co.	675,028
Beverages – Wine and Spirits – 1.8%
104,390	Diageo PLC	1,798,612
Brewery – 1.1%
23,785	Molson Coors Brewing Co. – Class B	1,123,128
Building – Residential and Commercial – 0.3%
26,835	KB Home	304,041
Cable/Satellite TV – 1.5%
87,215	Comcast, Corp.	1,483,527
Cellular Telecommunications – 5.0%
13,444	SK Telecom Co., Ltd.	2,022,339
1,183,187	Vodafone Group PLC	2,928,564
		4,950,903
Commercial Services – Finance – 1.8%
9,330	Global Payments, Inc.	400,164
75,880	Western Union Co.	1,340,799
		1,740,963
Cosmetics and Toiletries – 1.0%
14,570	Procter & Gamble Co.	873,763
6,400	YA-MAN, Ltd.**	95,637
		969,400
E-Commerce/Services – 0.3%
10,675	eBay, Inc.*	260,470
Electric Products – Miscellaneous – 0.7%
26,300	Icom, Inc.**	683,473
Electronic Connectors – 1.8%
17,400	Hirose Electric Co., Ltd.**	1,756,238
Electronic Measuring Instruments – 0.9%
70,100	Cosel Co., Ltd.**	845,788
Food – Miscellaneous/Diversified – 5.2%
14,187	Groupe Danone	849,514
49,832	Nestle S.A.	2,656,532
53,629	Unilever N.V.	1,606,629
		5,112,675
Food – Retail – 1.4%
200,713	Tesco PLC	1,337,372
Human Resources – 1.0%
1,376	Pasona Group, Inc.**	970,167
Insurance Brokers – 3.9%
32,965	AON Corp.	1,289,261
82,410	Willis Group Holdings, Ltd.	2,539,876
		3,829,137
Internet Security – 1.2%
79,290	Symantec Corp.*	1,202,829
Machinery – Pumps – 0.3%
40,000	Tsurumi Manufacturing Co., Ltd.**	258,359
Medical – Biomedical and Genetic – 0.2%
46,775	PDL BioPharma, Inc.	246,037
Medical – Drugs – 8.0%
42,845	Abbott Laboratories	2,238,222
70,349	GlaxoSmithKline PLC	1,387,705
29,737	Novartis A.G.	1,713,998
71,780	Pfizer, Inc.	1,232,463
10,184	Roche Holding A.G.	1,390,880
		7,963,268
Medical – HMO – 1.6%
31,785	UnitedHealth Group, Inc.	1,115,972
9,005	WellPoint, Inc.*	510,043
		1,626,015
Medical Instruments – 4.1%
62,800	As One Corp.**	1,213,713
20,665	Beckman Coulter, Inc.	1,008,245
19,600	Fukuda Denshi Co., Ltd.**	488,244
1,260	Medikit Co., Ltd.**	358,574
30,020	Medtronic, Inc.	1,008,072
		4,076,848
Medical Products – 5.1%
12,850	Baxter International, Inc.	613,074
48,028	Covidien PLC (U.S. Shares)	1,930,245
39,760	Johnson & Johnson	2,463,529
		5,006,848
Metal Products – Distributors – 0.5%
82,400	Furusato Industries, Ltd.**	468,766
Metal Products – Fasteners – 0.6%
69,800	Kitagawa Industries Co., Ltd.**	640,078
Miscellaneous Manufacturing – 0.3%
30,200	Mirai Industry Co., Ltd.**	291,300
Oil Companies – Exploration and Production – 0.6%
9,280	Devon Energy Corp.	600,787
Oil Companies – Integrated – 5.6%
10,790	BP PLC (ADR)*	444,224
44,995	Exxon Mobil Corp.	2,780,242
44,403	Total S.A.	2,290,032
		5,514,498
Property and Casualty Insurance – 2.0%
320,000	NKSJ Holdings, Inc.**	2,013,687
Protection – Safety – 1.0%
40,900	Secom Joshinetsu Co., Ltd.**	1,034,029
Publishing – Books – 0.2%
30,240	Daekyo Co., Ltd.	166,395
Reinsurance – 0.2%
2,530	Berkshire Hathaway, Inc. – Class B*	209,180
Retail – Apparel and Shoe – 0.6%
114,151	Esprit Holdings, Ltd.	615,312
Retail – Discount – 2.4%
43,575	Wal-Mart Stores, Inc.	2,332,134
Retail – Drug Store – 1.0%
30,205	CVS Caremark Corp.	950,551
Savings/Loan/Thrifts – 4.7%
81,670	First Niagara Financial Group, Inc.	951,456
100,630	NewAlliance Bancshares, Inc.	1,269,951
72,685	Provident Financial Services, Inc.	898,387

See Notes to Schedule of Investments and Financial Statements.

12 | SEPTEMBER 30, 2010

Schedule of Investments

As of September 30, 2010

Shares or Principal Amount		Value

Savings/Loan/Thrifts – (continued)
98,085	Washington Federal, Inc.	$1,496,776
		4,616,570
Schools – 0.4%
146,600	Shingakukai Co., Ltd.**	444,753
Soap and Cleaning Preparations – 0.3%
112,105	McBride PLC	326,193
Telephone – Integrated – 1.2%
41,185	AT&T, Inc.	1,177,891
Tobacco – 6.2%
46,735	British American Tobacco PLC	1,745,867
50,923	Imperial Tobacco Group PLC	1,519,478
196	Japan Tobacco, Inc.**	653,768
28,617	KT&G Corp.	1,706,846
9,665	Philip Morris International, Inc.	541,433
		6,167,392
Wire and Cable Products – 0.6%
30,500	HI-LEX CORP.**	396,536
89,000	Nichia Steel Works Ltd.**	225,013
		621,549
Wireless Equipment – 0.2%
5,355	QUALCOMM, Inc.	241,618

Total Common Stock (cost $72,679,916)		79,650,491

Repurchase Agreement – 19.5%
$19,323,000	ING Financial Markets LLC, 0.2500% dated 9/30/10, maturing 10/1/10 to be repurchased at $19,323,134 collateralized by $18,511,154 in U.S. Treasuries 0.0000% – 7.6250% 11/18/10 – 8/15/25 with a value of $19,709,481 (cost $19,323,000)	19,323,000

Total Investments (total cost $92,002,916) – 100.0%		98,973,491

Liabilities, net of Cash, Receivables and Other Assets – 0%		(35,833)

Net Assets – 100%		$98,937,658

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$615,312	0.6%
France	3,139,546	3.2%
Ireland	4,470,121	4.5%
Japan	13,566,908	13.7%
Netherlands	1,606,629	1.6%
South Korea	3,895,581	4.0%
Switzerland	5,761,411	5.8%
United Kingdom	11,488,014	11.6%
United States††	54,429,969	55.0%

Total	$98,973,491	100.0%

††	Includes Cash Equivalents (35.5% excluding Cash Equivalents)

Forward Currency Contracts, Open

Counterparty/
Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Credit Suisse Securities (USA) LLC:
Japanese Yen 11/18/10	519,000,000	$6,221,449	$(164,520)

HSBC Securities (USA), Inc.:
Japanese Yen 10/7/10	199,000,000	2,384,445	(61,795)

Total		$8,605,894	$(226,315)

See Notes to Schedule of Investments and Financial Statements.

Janus Value Fund | 13

Statement of Assets and Liabilities

As of September 30, 2010	Perkins
(all numbers in thousands except net asset value per share)	Global Value Fund(1)

Assets:
Investments at cost	$92,003
Unaffiliated investments at value	$79,650
Repurchase Agreement	19,323
Cash	1
Cash denominated in foreign currency(2)	28
Receivables:
Investments sold	3,758
Fund shares sold	14
Dividends	263
Interest	-
Non-interested Trustees’ deferred compensation	3
Other assets	7
Total Assets	103,047
Liabilities:
Payables:
Investments purchased	3,674
Fund shares repurchased	11
Dividends and distributions	-
Advisory fees	51
Administrative services fees - Class D Shares	7
Administrative services fees - Class S Shares	-
Administrative services fees - Class T Shares(3)	4
Distribution fees and shareholder servicing fees - Class A Shares	-
Distribution fees and shareholder servicing fees - Class C Shares	-
Distribution fees and shareholder servicing fees - Class S Shares	-
Administrative, networking and omnibus fees - Class A Shares	-
Administrative, networking and omnibus fees - Class C Shares	-
Administrative, networking and omnibus fees - Class I Shares	-
Non-interested Trustees’ fees and expenses	-
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	133
Forward currency contracts	226
Total Liabilities	4,109
Net Assets	$98,938

14 | September 30, 2010

See footnotes at the end of the Statement.

See Notes to Financial Statements.

Statement of Assets and Liabilities (continued)

As of September 30, 2010	Perkins
(all numbers in thousands except net asset value per share)	Global Value Fund(1)

Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$96,036
Undistributed net investment income/(loss)*	1,337
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(5,185)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,750
Total Net Assets	$98,938
Net Assets - Class A Shares	$160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14
Net Asset Value Per Share(4)	$11.60
Maximum Offering Price Per Share(5)	$12.31
Net Assets - Class C Shares	$15
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1
Net Asset Value Per Share(4)	$11.52
Net Assets - Class D Shares	$74,552
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,399
Net Asset Value Per Share	$11.65
Net Assets - Class I Shares	$2,675
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	232
Net Asset Value Per Share	$11.52
Net Assets - Class S Shares	$653
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56
Net Asset Value Per Share	$11.67
Net Assets - Class T Shares(3)	$20,883
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,795
Net Asset Value Per Share	$11.64

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Global Opportunities Fund.
(2)	Includes cost of $27,879.
(3)	Formerly named Class J Shares.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

Janus Value Fund | 15

See Notes to Financial Statements.

Statements of Operations

For the eleven-month fiscal period ended September 30, 2010 and	Perkins
the fiscal year ended October 31, 2009	Global Value Fund(1)
(all numbers in thousands)	2010(2)	2009

Investment Income:
Interest	$6	$2
Securities lending income	-	1
Dividends	3,454	2,022
Dividends from affiliates	25	24
Foreign tax withheld	(101)	(52)
Total Investment Income	3,384	1,997
Expenses:
Advisory fees	583	543
Transfer agent fees and expenses	66	103
Registration fees	105	39
Custodian fees	18	14
Audit fees	31	23
Non-interested Trustees’ fees and expenses	3	2
Printing fees	39	85
Postage fees and mailing expenses	48	129
Administrative services fees - Class D Shares	55	-
Administrative services fees - Class S Shares	1	-
Administrative services fees - Class T Shares(3)	81	128
Distribution fees and shareholder servicing fees - Class A Shares	-	-
Distribution fees and shareholder servicing fees - Class C Shares	-	-
Distribution fees and shareholder servicing fees - Class S Shares	1	-
Administrative, networking and omnibus fees - Class A Shares	-	-
Administrative, networking and omnibus fees - Class C Shares	-	-
Administrative, networking and omnibus fees - Class I Shares	-	-
Other expenses	68	48
Non-recurring costs (Note 4)	-	-
Costs assumed by Janus Capital Management LLC (Note 4)	-	-
Total Expenses	1,099	1,114
Expense and Fee Offset	(2)	(10)
Net Expenses	1,097	1,104
Net Investment Income/(Loss)	2,287	893
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	2,088	(6,125)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,954	26,251
Net Gain/(Loss) on Investments	5,042	20,126
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,329	$21,019

(1)	Formerly named Janus Global Opportunities Fund.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Formerly named Class J Shares.

16 | September 30, 2010

See Notes to Financial Statements.

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the eleven-month fiscal period ended September 30, 2010	Perkins
and each fiscal year ended October 31	Global Value Fund(1)
(all numbers in thousands)	2010(2)	2009	2008

Operations:
Net investment income/(loss)	$2,287	$893	$963
Net realized gain/(loss) from investment and foreign currency transactions	2,088	(6,125)	5,864
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,954	26,251	(78,223)
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,329	21,019	(71,396)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(3)	-	N/A
Class C Shares	-	-	N/A
Class D Shares	-	N/A	N/A
Class I Shares	(9)	-	N/A
Class S Shares	-	-	N/A
Class T Shares(3)	(1,322)	(1,167)	(2,799)
Net realized gain from investment transactions*
Class A Shares	-	-	N/A
Class C Shares	-	-	N/A
Class D Shares	-	N/A	N/A
Class I Shares	-	-	N/A
Class S Shares	-	-	N/A
Class T Shares(3)	-	(5,568)	(4,999)
Net Decrease from Dividends and Distributions	(1,334)	(6,735)	(7,798)
Capital Share Transactions:
Shares sold
Class A Shares	369	16	N/A
Class C Shares	3	13	N/A
Class D Shares	3,103	N/A	N/A
Class I Shares	2,581	574	N/A
Class S Shares	685	16	N/A
Class T Shares(3)	5,383	8,308	18,012
Shares issued in connection with restructuring (Note 8)
Class D Shares	76,508	N/A	N/A

Janus Value Fund | 17

See footnotes at the end of the Statements.

Statements of Changes in Net Assets (continued)

For the eleven-month fiscal period ended September 30, 2010	Perkins
and each fiscal year ended October 31	Global Value Fund(1)
(all numbers in thousands)	2010(2)	2009	2008

Redemption fees
Class D Shares	3	N/A	N/A
Class I Shares	-	-	N/A
Class S Shares	-	-	N/A
Class T Shares(3)	1	7	112
Reinvested dividends and distributions
Class A Shares	3	-	N/A
Class C Shares	-	-	N/A
Class D Shares	-	N/A	N/A
Class I Shares	-	-	N/A
Class S Shares	-	-	N/A
Class T Shares(3)	1,300	6,620	7,659
Shares repurchased
Class A Shares	(225)	-	N/A
Class C Shares	(2)	-	N/A
Class D Shares	(8,171)	N/A	N/A
Class I Shares	(640)	(4)	N/A
Class S Shares	(61)	(6)	N/A
Class T Shares(3)	(10,406)	(16,436)	(49,580)
Shares reorganized in connection with restructuring (Note 8)
Class T Shares(3)	(76,508)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(6,074)	(892)	(23,797)
Net Increase/(Decrease) in Net Assets	(79)	13,392	(102,991)
Net Assets:
Beginning of period	99,017	85,625	188,616
End of period	$98,938	$99,017	$85,625

Undistributed net investment income/(loss)*	$1,337	$413	$(488)

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Global Opportunities Fund.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Formerly named Class J Shares.

18 | September 30, 2010

See Notes to Financial Statements.

Financial Highlights

Class A Shares

	Perkins
For a share outstanding during the eleven-month fiscal period ended	Global Value Fund(1)
September 30, 2010 and the fiscal period ended October 31, 2009	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.90	$9.44
Income from Investment Operations:
Net investment income/(loss)	.19	.06
Net gain/(loss) on investments (both realized and unrealized)	.68	1.40
Total from Investment Operations	.87	1.46
Less Distributions:
Dividends (from net investment income)*	(.17)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.17)	–
Net Asset Value, End of Period	$11.60	$10.90
Total Return**	8.08%	15.47%
Net Assets, End of Period (in thousands)	$160	$16
Average Net Assets for the Period (in thousands)	$189	$6
Ratio of Gross Expenses to Average Net Assets***(4)	1.40%	0.93%
Ratio of Net Expenses to Average Net Assets***(4)	1.40%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.45%	0.50%
Portfolio Turnover Rate***	54%	62%

Class C Shares

	Perkins
For a share outstanding during the eleven-month fiscal period ended	Global Value Fund(1)
September 30, 2010 and the fiscal period ended October 31, 2009	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.92	$9.44
Income from Investment Operations:
Net investment income/(loss)	.16	.03
Net gain/(loss) on investments (both realized and unrealized)	.60	1.45
Total from Investment Operations	.76	1.48
Less Distributions:
Dividends (from net investment income)*	(.16)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.16)	–
Net Asset Value, End of Period	$11.52	$10.92
Total Return**	7.03%	15.68%
Net Assets, End of Period (in thousands)	$15	$13
Average Net Assets for the Period (in thousands)	$13	$3
Ratio of Gross Expenses to Average Net Assets***(4)	1.92%	1.79%
Ratio of Net Expenses to Average Net Assets***(4)	1.91%	1.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.62%	0.31%
Portfolio Turnover Rate***	54%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Global Opportunities Fund.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

Janus Value Fund | 19

Financial Highlights  (continued)

Class D Shares

Perkins
For a share outstanding during the fiscal	Global Value Fund(1)
period ended September 30, 2010	2010(2)

Net Asset Value, Beginning of Period	$11.16
Income from Investment Operations:
Net investment income/(loss)	.19
Net gain/(loss) on investments (both realized and unrealized)	.30
Total from Investment Operations	.49
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Redemption Fees	–(3)
Total Distributions and Other	–
Net Asset Value, End of Period	$11.65
Total Return**	4.39%
Net Assets, End of Period (in thousands)	$74,552
Average Net Assets for the Period (in thousands)	$74,175
Ratio of Gross Expenses to Average Net Assets***(4)	1.30%
Ratio of Net Expenses to Average Net Assets***(4)	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.61%
Portfolio Turnover Rate***	54%

Class I Shares

	Perkins
For a share outstanding during the eleven-month fiscal period ended	Global Value Fund(1)
September 30, 2010 and the fiscal period ended October 31, 2009	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$10.92	$9.44
Income from Investment Operations:
Net investment income/(loss)	.16	.02
Net gain/(loss) on investments (both realized and unrealized)	.61	1.46
Total from Investment Operations	.77	1.48
Less Distributions:
Dividends (from net investment income)*	(.17)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.17)	–
Net Asset Value, End of Period	$11.52	$10.92
Total Return**	7.15%	15.68%
Net Assets, End of Period (in thousands)	$2,675	$562
Average Net Assets for the Period (in thousands)	$600	$58
Ratio of Gross Expenses to Average Net Assets***(4)	1.28%	0.85%
Ratio of Net Expenses to Average Net Assets***(4)	1.27%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.33%	(0.10)%
Portfolio Turnover Rate***	54%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Global Opportunities Fund.
(2)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 8 regarding the restructuring of former Class J Shares.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See “Explanations of Charts, Tables and Financial Statements.”
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

20 | September 30, 2010

Class S Shares

	Perkins
For a share outstanding during the eleven-month fiscal period ended	Global Value Fund(1)
September 30, 2010 and the fiscal period ended October 31, 2009	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$11.02	$9.44
Income from Investment Operations:
Net investment income/(loss)	.18	.16
Net gain/(loss) on investments (both realized and unrealized)	.64	1.25
Total from Investment Operations	.82	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	–
Distributions (from capital gains)*	–	–
Redemption Fees	–	.17
Total Distributions and Other	(.17)	.17
Net Asset Value, End of Period	$11.67	$11.02
Total Return**	7.51%	16.74%
Net Assets, End of Period (in thousands)	$653	$11
Average Net Assets for the Period (in thousands)	$439	$9
Ratio of Gross Expenses to Average Net Assets***(4)	1.64%	1.13%
Ratio of Net Expenses to Average Net Assets***(4)	1.64%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.34%	1.10%
Portfolio Turnover Rate***	54%	62%

Class T Shares(5)

For a share outstanding during the eleven-month fiscal period ended	Perkins Global Value Fund(1)
September 30, 2010 and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.95	$9.36	$17.21	$15.32	$13.91	$12.93
Income from Investment Operations:
Net investment income/(loss)	.18	.23	.15	.07	.10	.10
Net gain/(loss) on investments (both realized and unrealized)	.66	2.11	(7.26)	4.13	1.42	.91
Total from Investment Operations	.84	2.34	(7.11)	4.20	1.52	1.01
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.13)	(.27)	(.09)	(.11)	(.03)
Distributions (from capital gains)*	–	(.62)	(.48)	(2.22)	–	–
Redemption Fees	–(6)	–(6)	.01	–(6)	–(6)	–(6)
Total Distributions and Other	(.15)	(.75)	(.74)	(2.31)	(.11)	(.03)
Net Asset Value, End of Period	$11.64	$10.95	$9.36	$17.21	$15.32	$13.91
Total Return**	7.70%	27.37%	(42.89)%	30.59%	10.96%	7.78%
Net Assets, End of Period (in thousands)	$20,883	$98,415	$85,625	$188,616	$145,667	$177,560
Average Net Assets for the Period (in thousands)	$48,157	$84,893	$136,813	$162,723	$161,256	$218,871
Ratio of Gross Expenses to Average Net Assets***(4)	1.09%	1.31%	1.25%	1.07%	1.17%(7)	1.03%
Ratio of Net Expenses to Average Net Assets***(4)	1.09%	1.30%	1.24%	1.06%	1.15%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.41%	1.05%	0.70%	0.43%	0.57%	0.62%
Portfolio Turnover Rate***	54%	62%	18%	14%	38%	36%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Global Opportunities Fund.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See “Explanations of Charts, Tables and Financial Statements.”
(5)	Formerly named Class J Shares.
(6)	Redemption fees aggregated less than $.01 on a per share basis.
(7)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.

See Notes to Financial Statements.

Janus Value Fund | 21

Notes to Schedule of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Global Value Fund(b)
Common Stock
Agricultural Chemicals	$–	$728,786	$–
Beverages – Wine and Spirits	–	1,798,612	–
Cellular Telecommunications	–	4,950,903	–
Cosmetics and Toiletries	873,763	95,637	–
Electric Products – Miscellaneous	–	683,473	–
Electronic Connectors	–	1,756,238	–
Electronic Measuring Instruments	–	845,788	–
Food – Miscellaneous/Diversified	–	5,112,675	–
Food – Retail	–	1,337,372	–
Human Resources	–	970,167	–
Machinery – Pumps	–	258,359	–
Medical – Drugs	3,470,685	4,492,583	–
Medical Instruments	2,016,317	2,060,531	–
Metal Products – Distributors	–	468,766	–
Metal Products – Fasteners	–	640,078	–
Miscellaneous Manufacturing	–	291,300	–
Oil Companies – Integrated	2,780,241	2,734,256	–
Property and Casualty Insurance	–	2,013,687	–
Protection – Safety	–	1,034,029	–
Publishing – Books	–	166,395	–
Retail – Apparel and Shoe	–	615,312	–
Schools	–	444,753	–
Soap and Cleaning Preparations	–	326,193	–
Tobacco	541,433	5,625,959	–
Wire and Cable Products	–	621,549	–
All Other	29,894,651	–	–

Repurchase Agreement	–	19,323,000	–

Total Investments in Securities	$39,577,090	$59,396,401	$–

Other Financial Instruments(c):	$–	$(226,315)	$–

(a)	Includes fair value factors.
(b)	Formerly named Janus Global Opportunities Fund.
(c)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

22 | September 30, 2010

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of September 30, 2010 is noted below.

Fund	Aggregate Value

Perkins Global Value Fund(1)	$13,566,908

(1)	Formerly named Janus Global Opportunities Fund.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Value Fund | 23

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Global Value Fund (formerly named Janus Global Opportunities Fund) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, the Fund changed its fiscal year end from October 31 to September 30. Accordingly, these financial statements include information for the eleven-month fiscal period ended September 30, 2010. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the

24 | September 30, 2010

supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise complies with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing

Janus Value Fund | 25

Notes to Financial Statements (continued)

authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the eleven-month fiscal period ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2010 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability

26 | September 30, 2010

Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective September 30, 2010. This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Fund recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower

Janus Value Fund | 27

Notes to Financial Statements (continued)

interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objectives through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objectives through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing

28 | September 30, 2010

value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objectives through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being

Janus Value Fund | 29

Notes to Financial Statements (continued)

hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Fund’s net assets, when combined with all other illiquid investments of the Fund. The Fund may use exotic options to the extent that they are consistent with the Fund’s investment objectives and investment policies, and applicable regulations.

The Fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Fund is reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Fund is reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund is subject to credit risk in the normal course of pursuing its investment objectives through its investments in credit default swap contracts. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if

30 | September 30, 2010

the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2010.

Fair Value of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Global Value Fund(1)
Foreign Exchange Contracts			Forward currency contracts	$226,315

Total				$226,315

(1)	Formerly named Janus Global Opportunities Fund.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the eleven-month fiscal period ended September 30, 2010 and the fiscal year ended October 31, 2009.

The effect of Derivative Instruments on the Statements of Operations for the eleven-month fiscal period ended September 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund(1)

Foreign Exchange Contracts	$–	$–	$–	$(683,180)	$(683,180)

Total	$–	$–	$–	$(683,180)	$(683,180)

(1)	Formerly named Janus Global Opportunities Fund.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund(1)

Foreign Exchange Contracts	$–	$–	$–	$(242,995)	$(242,995)

Total	$–	$–	$–	$(242,995)	$(242,995)

(1)	Formerly named Janus Global Opportunities Fund.

Janus Value Fund | 31

Notes to Financial Statements (continued)

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended October 31, 2009

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund(1)

Foreign Exchange Contracts	$–	$–	$–	$16,680	$16,680

Total	$–	$–	$–	$16,680	$16,680

(1)	Formerly named Janus Global Opportunities Fund.

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Fund’s volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not

32 | September 30, 2010

pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear a proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, sovereign debt, convertible securities, foreign currency and bank letters of credit, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Fund’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Fund’s portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Fund did not have any securities on loan during the period.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolios the securities sold short and do not immediately receive the proceeds of the short sale.

Janus Value Fund | 33

Notes to Financial Statements (continued)

The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Average
	Daily	Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Perkins Global Value Fund(1)	N/A	0.64

(1)	Formerly named Janus Global Opportunities Fund.

At the “Special Meeting” of the shareholders of Perkins Global Value Fund held on June 29, 2010, shareholders of the Fund approved an amended and restated investment advisory agreement between Janus Investment Fund, on behalf of the Fund, and Janus Capital, changing the Fund’s investment advisory fee structure from an annual fixed rate of 0.64% of average daily net assets to an annual rate of 0.64% that adjusts up or down based upon the performance of the Fund’s Class A Shares (waiving the upfront sales load) relative to the Fund’s benchmark index, the MSCI World IndexSM.

Only the base fee rate will apply until July 2011 for Perkins Global Value Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin July 2011 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the

34 | September 30, 2010

Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

In addition to the change to the investment advisory fee structure previously noted, shareholders of Perkins Global Value Fund also approved an amended and restated investment advisory agreement effective on July 1, 2010 between the Fund and Janus Capital, allowing Janus Capital to engage a subadviser for the Fund, and a new subadvisory agreement between Janus Capital, the investment adviser to the Fund, and Perkins Investment Management LLC (“Perkins”), that appoints Perkins as subadviser to the Fund. Janus Capital pays Perkins a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Prior to February 16, 2010, the Fund paid Janus Services an asset-weighted average annual fee based on the proportion of its total net assets sold directly and the proportion of its net assets sold through intermediaries for Class J Shares, the initial share class. The applicable fee rates were 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares, the initial share class.

Class D Shares of the Fund pays an annual administrative fee of 0.12% of net assets. These administrative services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or arranging for the provision of, administrative services

Janus Value Fund | 35

Notes to Financial Statements (continued)

including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Fund for providing or procuring administrative services to investors in Class T Shares of the Fund. These administrative services fees are paid by Class T Shares of the Fund to Janus Services, which uses some or all of such fees to compensate intermediaries for providing these services to their customers who invest in the Fund. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of September 30, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the eleven-month fiscal period ended September 30, 2010 and the year ended October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the eleven-month fiscal period ended September 30, 2010 and the year ended October 31, 2009.

For the eleven-month fiscal period ended September 30, 2010 and the fiscal year ended October 31, 2009, Janus Capital assumed $54,830 and $8,636, respectively, of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that

36 | September 30, 2010

commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $401,114 and $357,283 was paid by the Trust during the eleven-month fiscal period ended September 30, 2010 and the fiscal year ended October 31, 2009, respectively. The Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the eleven-month fiscal period ended September 30, 2010, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Global Value Fund(1)	$541

(1)	Formerly named Janus Global Opportunities Fund.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the eleven-month fiscal period ended September 30, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. There were no contingent deferred sales charges paid by redeeming shareholders of Class C Shares during the eleven-month fiscal period ended September 30, 2010.

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Fund for the eleven-month fiscal period ended September 30, 2010 are indicated in the table below:

Fund	Redemption Fee

Perkins Global Value Fund(1)	$3,705

(1)	Formerly named Janus Global Opportunities Fund.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the eleven-month fiscal period ended September 30, 2010 and the fiscal year ended October 31, 2009, respectively, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Value Fund | 37

Notes to Financial Statements (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/10

Janus Cash Liquidity Fund LLC
Perkins Global Value Fund(1)	$12,417,233	$(29,965,292)	$24,980	$–

(1)	Formerly named Janus Global Opportunities Fund.

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Cash Liquidity Fund LLC
Perkins Global Value Fund(1)	$39,170,500	$(21,622,441)	$18,953	$17,548,059

(1)	Formerly named Janus Global Opportunities Fund.

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Institutional Money Market Fund – Institutional Shares
Perkins Global Value Fund(1)	$218,981	$(4,787,559)	$5,428	$–

(1)	Formerly named Janus Global Opportunities Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the eleven-month fiscal period ended September 30, 2010, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	10/31/09	Purchases	Purchases	Redemptions	Redemptions	9/30/10

Perkins Global Value Fund(1) - Class A Shares	$1,000	$–	–	$–	–	$1,000
Perkins Global Value Fund(1) - Class C Shares	11,000	–	–	–	–	11,000
Perkins Global Value Fund(1) - Class I Shares	11,000	–	–	–	–	11,000
Perkins Global Value Fund(1) - Class S Shares	1,000	–	–	–	–	1,000

(1)	Formerly named Janus Global Opportunities Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Perkins Global Value Fund(1)	$1,340,142	$–	$(5,003,319)	$2,588	$6,562,291

(1)	Formerly named Janus Global Opportunities Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eleven-month fiscal period ended September 30, 2010

	September 30,	Accumulated
Fund	2017	Capital Losses

Perkins Global Value Fund(1)	$(5,003,319)	$(5,003,319)

(1)	Formerly named Janus Global Opportunities Fund.

38 | September 30, 2010

During the eleven-month fiscal period ended September 30, 2010, the following capital loss carryovers were utilized by the Fund as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Perkins Global Value Fund(1)	$1,876,028

(1)	Formerly named Janus Global Opportunities Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Global Value Fund (1)	$92,411,200	$8,828,444	$(2,266,153)

(1)	Formerly named Janus Global Opportunities Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the eleven-month fiscal period ended September 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Global Value Fund(1)	$1,334,201	$–	$–	$–

(1)	Formerly named Janus Global Opportunities Fund.

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Global Value Fund(1)	$1,167,065	$5,568,019	$–	$–

(1)	Formerly named Janus Global Opportunities Fund.

Janus Value Fund | 39

Notes to Financial Statements (continued)

6.	Capital Share Transactions

For the eleven-month fiscal period ended September 30, 2010
and each fiscal year ended October 31	Perkins Global Value Fund(1)
(all numbers in thousands)	2010(2)	2009(3)	2008(4)

Transactions in Fund Shares – Class A Shares:
Shares sold	33	1	N/A
Reinvested dividends and distributions	–	–	N/A
Shares repurchased	(20)	–	N/A
Net Increase/(Decrease) in Fund Shares	13	1	N/A
Shares Outstanding, Beginning of Period	1	–	N/A
Shares Outstanding, End of Period	14	1	N/A
Transactions in Fund Shares – Class C Shares:
Shares sold	–	1	N/A
Reinvested dividends and distributions	–	–	N/A
Shares repurchased	–	–	N/A
Net Increase/(Decrease) in Fund Shares	–	1	N/A
Shares Outstanding, Beginning of Period	1	–	N/A
Shares Outstanding, End of Period	1	1	N/A
Transactions in Fund Shares – Class D Shares(5):
Shares issued in connection with restructuring (Note 8)	6,853	N/A	N/A
Shares sold	274	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A
Shares repurchased	(728)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	6,399	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A
Shares Outstanding, End of Period	6,399	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	238	51	N/A
Reinvested dividends and distributions	–	–	N/A
Shares repurchased	(57)	–	N/A
Net Increase/(Decrease) in Fund Shares	181	51	N/A
Shares Outstanding, Beginning of Period	51	–	N/A
Shares Outstanding, End of Period	232	51	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	60	2	N/A
Reinvested dividends and distributions	–	–	N/A
Shares repurchased	(5)	(1)	N/A
Net Increase/(Decrease) in Fund Shares	55	1	N/A
Shares Outstanding, Beginning of Period	1	–	N/A
Shares Outstanding, End of Period	56	1	N/A
Transactions in Fund Shares – Class T Shares(6):
Shares reorganized in connection with restructuring (Note 8)	(6,853)	N/A	N/A
Shares sold	477	898	1,274
Reinvested dividends and distributions	116	780	510
Shares repurchased	(930)	(1,843)	(3,593)
Net Increase/(Decrease) in Fund Shares	(7,190)	(165)	(1,809)
Shares Outstanding, Beginning of Period	8,985	9,150	10,959
Shares Outstanding, End of Period	1,795	8,985	9,150

(1)	Formerly named Janus Global Opportunities Fund.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(4)	Period from November 1, 2007 through October 31, 2008.
(5)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.
(6)	Formerly named Class J Shares.

40 | September 30, 2010

7.	Purchases and Sales of Investment Securities

For the eleven-month fiscal period ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Global Value Fund(1)	$39,827,917	$48,363,638	$–	$–

(1)	Formerly named Janus Global Opportunities Fund.

8.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and the Capital Share Transactions table in Note 6.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The required disclosures are effective for

Janus Value Fund | 41

Notes to Financial Statements (continued)

fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Fund’s financial statement disclosures.

11.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2010 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

42 | September 30, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Perkins Global Value Fund (formerly named Janus Global Opportunities Fund, one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at September 30, 2010 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 18, 2010

Janus Value Fund | 43

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreement During The Period

Performance-Based Advisory Fee Proposal and Subadvisory Agreement – Perkins Global Value Fund (formerly named Janus Global Opportunities Fund)

At a meeting of the Trustees held on December 11, 2009, the Trustees, each of whom is an Independent Trustee, meaning he or she is not an “interested person” (as defined by the 1940 Act) of the Trust or Janus Capital and its affiliates, voted unanimously to approve an amended and restated investment advisory agreement between Janus Capital and the Fund (the “Amended Advisory Agreement”), a proposed Sub-Advisory Agreement to permit Janus Capital to engage a subadviser, Perkins Investment Management LLC (“Perkins”) for the Fund (the “Subadvisory Agreement”), and authorized the submission of the Amended Advisory Agreement and Subadvisory Agreement to the Fund’s shareholders for approval. Shareholders of the Fund approved the Amended Advisory Agreement and Subadvisory Agreement at special meetings of Shareholders held on June 29, 2010. As discussed below, the Amended Advisory Agreement, as approved, permits Janus Capital to engage a subadviser for the Fund and includes an advisory fee payable to Janus Capital that will adjust up or down based on the Fund’s total return performance as compared to the performance of the Fund’s benchmark index. The Subadvisory Agreement appoints Perkins as the subadviser for the Fund. The Amended Advisory Agreement and Subadvisory Agreement each became effective on July 1, 2010.

Consideration of the Performance Fee Structure

Over the past few years, the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have continued to explore the possibility of modifying the fee structure for certain Janus funds to provide for performance fee structure, which would include a “Base Fee Rate” for each of those funds at the same rate as the current advisory fee rate, and a Performance Adjustment applied to that rate that would increase or decrease the fee based on whether the fund’s total return performance exceeds or lags a stated relevant benchmark index.

Working with Janus Capital to develop a performance fee structure that was acceptable to Janus Capital, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Fund and its shareholders. The Trustees believe that the fee structure included in the Amended Advisory Agreement and the Subadvisory Agreement will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range maximum and minimum that would result in the Performance Adjustment of up to 0.15% (positive or negative) of the Fund’s average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund’s benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved for Janus Capital and the Fund’s shareholders. The Trustees also reviewed the structure of performance fees applied by other Janus funds. The Trustees also considered the fact that for purposes of computing the Performance Adjustment, the Fund’s performance is computed after deducting the Fund’s operating expenses (including advisory fees), which means that, in order to receive any upward adjustment from the Base Fee Rate, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in the Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the Fund based on a number of factors, including that the index is broad-based and is composed

44 | September 30, 2010

of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund’s performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund’s investment objective and investment policies and restrictions.

The Trustees also judged the time periods to be used in determining any Performance Adjustment to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of its benchmark index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment to the Base Fee Rate for at least the first 12 months, after the effective date of the performance-based fee structure outlined in the Amended Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only the Fund’s performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In considering the Amended Advisory Agreement and the Subadvisory Agreement, and the performance fee structure reflected in the Amended Advisory Agreement and as a result, the Subadvisory Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant.

In considering whether to approve the Amended Advisory Agreement and the Subadvisory Agreement, the Board of Trustees noted that, except for the performance-based fee structure, the Amended Advisory Agreement was substantially similar to the current Investment Advisory Agreement and the Subadvisory Agreement was substantially similar to other agreements in place with Perkins for other Janus funds for which it serves as subadviser, each of which were most recently approved by them at a meeting held on December 11, 2009, and the Board took note of their findings with respect to that approval. The Board took into account the services provided by Janus Capital and Perkins in their capacity as investment adviser to the Fund and subadviser to other Janus funds, respectively, and concluded that the services provided were acceptable.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of the Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Fund. The Trustees also concluded that the services to be provided by Perkins to the Fund are appropriate and consistent with the terms of the Subadvisory Agreement and that the Fund would likely benefit from services provided under that agreement. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and Perkins, especially those who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by Janus Capital and Perkins. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Amended Advisory Agreement and the Subadvisory Agreement.

The Trustees concluded that the Amended Advisory Agreement and the Subadvisory Agreement for the Fund was not expected to adversely affect the nature, extent or quality of services provided to the Fund, and that the Fund would continue to benefit from services provided under the Amended Advisory Agreement and the Subadvisory Agreement. They also concluded that the quality of Janus Capital’s services to the Fund and Perkins’ services to other Janus funds for which it serves as subadviser, has been very good. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital and Perkins for their consideration of the Amended Advisory Agreement and the Subadvisory Agreement, respectively; (ii) the key factors identified in materials provided to the Trustees by their independent counsel; and (iii) the reasonableness of the fees payable by shareholders of the Fund. They also concluded that Janus Capital’s and Perkins’ financial conditions were sound.

Costs of Services Provided

The Trustees considered the fee structure under the Amended Advisory Agreement and Subadvisory Agreement, as well as the overall fee structure of the Fund. The Trustees examined the fee information and expenses for the Fund in comparison to information for other comparable funds, as provided by Lipper.

The Trustees considered the structure by which Janus Capital and Perkins would be paid for their services, including the implementation of the new performance-based fee structure for the Fund. The Trustees also

Janus Value Fund | 45

Additional Information (unaudited) (continued)

considered the overall fees of the Fund for services provided to the Fund.

The Trustees concluded that the estimated overall expense ratio of the Fund was comparable to or more favorable than the median expense ratio of its peers, and that the fees that the Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into consideration (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies, and (2) the impact of the performance-based fee structure, as applicable.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of the Fund was acceptable under current market conditions. Although the performance of the Fund may have lagged benchmark indices for certain periods, the Trustees also concluded that the manner in which Janus Capital addressed those instances of underperformance was appropriate.

Other Benefits from the Relationship with Janus Capital

The Trustees also considered benefits that would accrue to the Fund from its relationship with Janus Capital and Perkins. The Trustees concluded that, other than the services to be provided by Janus Capital and Perkins pursuant to the Amended Advisory Agreement and the Subadvisory Agreement, respectively, and the fees to be paid by the Fund for such services, the Fund, Janus Capital and Perkins may potentially benefit from their relationship with each other in other ways. They also concluded that success of the relationship between the Fund, Janus Capital and Perkins could attract other business to Janus Capital, Perkins or to other Janus funds, and that the success of Janus Capital and/or Perkins could enhance each firm’s ability to serve the Fund. They also concluded that Janus Capital and Perkins may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the Fund or other funds in the Janus complex, and that the Fund may potentially benefit from Janus Capital’s and Perkins’ receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or Perkins. The Trustees further concluded that Janus Capital’s use of “soft” commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Fund.

After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Amended Advisory Agreement and the Subadvisory Agreement for the Fund was in the best interest of the Fund and its shareholders.

46 | September 30, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Value Fund | 47

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Fund for shares held for 90 days of less by a shareholder. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the

48 | September 30, 2010

total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Value Fund | 49

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the eleven-month fiscal period ended September 30, 2010:

Dividends Received Deduction Percentage

Fund

Perkins Global Value Fund(1)	86%

(1)	Formerly named Janus Global Opportunities Fund.

Qualified Dividend Income Percentage

Fund

Perkins Global Value Fund(1)	100%

(1)	Formerly named Janus Global Opportunities Fund.

50 | September 30, 2010

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital).

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	48	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	48	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

Janus Value Fund | 51

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	48	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member of the Board of Governors for Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	48	Trustee of PayPal Funds (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	48*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	48	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, an offshore product, consisting of 17 funds. Including Janus Capital Funds Plc and the 48 funds comprising the Janus funds, Mr. Mullen oversees 65 funds.

52 | September 30, 2010

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	During the Past	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	48	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	48	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	48	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Value Fund | 53

Trustees and Officers (unaudited) (continued)

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); and Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

54 | September 30, 2010

[This page intentionally left blank.]

Janus Value Fund | 55

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 10, 2010 and adjourned and reconvened on June 29, 2010. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below. Proposal 3 is not reflected below since it applied to another fund.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	93,164,070,144	55,991,400,493	2,811,668,991	58,803,069,484	60.100%	3.018%	63.118%	95.218%	4.782%	100.000%
William F. McCalpin	93,164,070,144	55,992,793,728	2,810,275,756	58,803,069,484	60.102%	3.016%	63.118%	95.221%	4.779%	100.000%
John W. McCarter, Jr.	93,164,070,144	55,954,311,420	2,848,758,064	58,803,069,484	60.060%	3.058%	63.118%	95.155%	4.845%	100.000%
Dennis B. Mullen	93,164,070,144	55,978,512,378	2,824,557,106	58,803,069,484	60.086%	3.032%	63.118%	95.197%	4.803%	100.000%
James T. Rothe	93,164,070,144	55,983,957,794	2,819,111,690	58,803,069,484	60.092%	3.026%	63.118%	95.206%	4.794%	100.000%
William D. Stewart	93,164,070,144	55,987,683,815	2,815,385,669	58,803,069,484	60.096%	3.022%	63.118%	95.212%	4.788%	100.000%
Martin H. Waldinger	93,164,070,144	55,947,439,881	2,855,629,603	58,803,069,484	60.053%	3.065%	63.118%	95.144%	4.856%	100.000%
Linda S. Wolf	93,164,070,144	55,983,340,411	2,819,729,073	58,803,069,484	60.091%	3.027%	63.118%	95.205%	4.795%	100.000%
John P. McGonigle	93,164,070,144	55,989,461,018	2,813,608,466	58,803,069,484	60.098%	3.020%	63.118%	95.215%	4.785%	100.000%

Proposal 2a
To approve an amended and restated investment advisory agreement between Perkins Global Value Fund and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund’s performance relative to its benchmark index.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage Voted
					Broker				Broker				Broker
Fund	Record Date Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes

Janus Global Opportunities Fund(1)	105,185,981	40,638,465	9,981,363	3,043,061	836,561	38.635%	9.489%	2.893%	0.795%	74.566%	18.315%	5.584%	1.535%

(1)	Effective July 1, 2010, the Fund changed its name to Perkins Global Value Fund.

Proposal 4
To approve an amended and restated investment advisory agreement between Perkins Global Value Fund and Janus Capital Management LLC to allow Janus Capital to engage a subadviser for the Fund.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage Voted
					Broker				Broker				Broker
Fund	Record Date Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes

Janus Global Opportunities Fund(1)	105,185,981	42,792,706	6,838,837	4,031,346	836,561	40.682%	6.502%	3.833%	0.795%	78.520%	12.548%	7.397%	1.535%

(1)	Effective July 1, 2010, the Fund changed its name to Perkins Global Value Fund.

Proposal 5
To approve a subadvisory agreement between Janus Capital Management LLC, the Fund’s investment adviser, and Perkins Investment Management LLC, that appoints Perkins as subadviser to the Fund.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage Voted
					Broker				Broker				Broker
Fund	Record Date Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes	Affirmative	Against	Abstain	Non-Votes

Janus Global Opportunities Fund(1)	105,185,981	42,420,234	6,741,515	4,501,141	836,561	40.329%	6.409%	4.279%	0.795%	77.836%	12.370%	8.259%	1.535%

(1)	Effective July 1, 2010, the Fund changed its name to Perkins Global Value Fund.

56 | September 30, 2010

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (11/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1010-271	11-30-10 125-02-02800 11-10

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s fiscal period ended September 30, 2010 and the last periods ended October 31, September 30, and July 31. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
September 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2010	$620,171	$0	$167,003	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

Services that the Fund’s Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
October 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$540,512	$0	$79,074	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

Services that the Fund’s Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
September 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$0	$0	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

Services that the Fund’s Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
July 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$177,129	$0	$146,527	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s period ended September 30, 2010 as well as the last periods ended October 31, September 30, and July 31.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
September 30	Service Providers	Service Providers	Providers
2010	$51,724	$0	$189,400
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
October 31	Service Providers	Service Providers	Providers
2009	$96,518	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
September 30	Service Providers	Service Providers	Providers
2009	$224,438	$27,500	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
July 31	Service Providers	Service Providers	Providers
2009	$170,107	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, proxy statement, non- recurring audit, merger review, and internal control examination.

Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s period ended September 30, 2010 as well as the last periods ended October 31, September 30, and July 31 for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of
September 30	(A)	(B)	(C)	(A), (B) and (C)1
2010	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of
October 31	(A)	(B)	(C)	(A), (B) and (C)1
2009	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of
September 30	(A)	(B)	(C)	(A), (B) and (C)1
2009	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of
July 31	(A)	(B)	(C)	(A), (B) and (C)1
2009	$0	$0	$0	$0
1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers or have direct investments in certain business operations in Sudan or Iran in accordance with Section 13(c) of the Investment Company Act of 1940.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.
(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive
Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	November 29, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive
Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	November 29, 2010

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer,
Treasurer and Principal Accounting Officer of
Janus Investment Fund (Principal Accounting
Officer and Principal Financial Officer)

Date:	November 29, 2010